As filed with the SEC on March 9, 2009.

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number: 811-07674
TRANSAMERICA PARTNERS FUNDS GROUP
(formerly, The Diversified Investors Funds Group)
Investment Company Act file number: 811-07495
TRANSAMERICA PARTNERS FUNDS GROUP II
(formerly, The Diversified Investors Funds Group II_
(Exact Name of Registrant as Specified in Charter)
570 Carillon Parkway, St. Petersburg, Florida 33716
(Address of Principal Executive Offices) (Zip Code)
Registrant’s Telephone Number, including Area Code: (727) 299-1800
Dennis P. Gallagher, Esq. P.O. Box 9012, Clearwater, Florida 33758-9771
(Name and Address of Agent for Service)
Date of fiscal year end: December 31
Date of reporting period: January 1, 2008 — December 31, 2008

TRANSAMERICA PARTNERS FUNDS GROUP

TRANSAMERICA ASSET ALLOCATION FUNDS

Annual Report

December 31, 2008

International Equity
Small Growth
Small Core
Small Value
Mid Growth
Mid Value
Growth
Large Growth
Large Core
Stock Index
Value
Large Value
Balanced
High Yield Bond
Total Return Bond
Core Bond
Inflation-Protected Securities
High Quality Bond
Money Market
Long Horizon
Intermediate/Long Horizon
Intermediate Horizon
Short/Intermediate Horizon
Short Horizon

TRANSAMERICA PARTNERS FUNDS GROUP TRANSAMERICA ASSETS ALLOCATION FUNDS

This report is not to be construed as an offering for sale of any shares of the Transamerica Partners Funds Group or the Transamerica Asset Allocation Funds, or as a solicitation of an offer to buy such shares unless preceded by or accompanied by a current prospectus which contains complete information about charges and expenses.
This is a combined annual report for the Transamerica Partners Funds Group and the Transamerica Asset Allocation Funds.
Proxy Voting Policies and Procedures
A description of the proxy voting policies and procedures for the Funds, is included in the Statement of Additional Information (“SAI”) of the funds, which is available without charge, upon request: (i) by calling 1-888-233-4339; (ii) on the Funds’ website at www.transamericafunds.com or (iii) on the SEC’s website at www.sec.gov. In addition, the Funds and the underlying Transamerica Partners Portfolios in which they invest are required to file Form N-PX, with the complete proxy voting record for the twelve months ended June 30, no later than August 31 of each year. Form N-PX for the twelve months ended June 30, 2008, is available without charge, upon request.
Quarterly Portfolios
Transamerica Partners Portfolios and the Funds will file their portfolios of investments on Form N-Q with the SEC for the first and third quarters of each fiscal year. Form N-Q is available on the SEC’s website at www.sec.gov. Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. For information on the operation of the SEC’s Public Reference Room, call 1-800-SEC-0330. You may also obtain a copy of Form N-Q without charge, upon request, by calling 1-888-233-4339.

TRANSAMERICA PARTNERS FUNDS GROUP
MANAGEMENT REVIEW

December 31, 2008
(Unaudited)

Please note that any performance figures discussed on the following pages represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Visit www.transamericafunds.com for performance information current to the most recent month-end. The return provided for a particular issuer held by a Fund represents the return from the security for the actual period held by the Fund, which may be shorter than the twelve-month reporting period.

The market overview and strategy review provided by individual sub-advisors in funds having multiple sub-advisors, apply only to the portion of the fund to which they have subadvisory responsibility.

1

TRANSAMERICA PARTNERS FUNDS GROUP
MANAGEMENT REVIEW (Continued)

December 31, 2008
(Unaudited)

Transamerica Partners High Quality Bond Fund

Sub-advisor:
Merganser Capital Management, LP

Market Overview:

The year ended 2008 will be remembered as one of the most difficult in the history of the U.S. bond market. The problems in the housing and sub-prime mortgage markets quickly spread throughout the economy, causing not only a full blown credit crisis but a crisis in investor confidence resulting in a sharp reduction in credit availability and a rapid deceleration in economic growth. In response to rapidly weakening economic conditions, the Federal Reserve Board moved aggressively by reducing the Federal Funds target rate by 400 basis points to 0%-0.25%.

The entire financial sector came under more serious stress in early September, as the government placed Fannie Mae and Freddie Mac into conservatorship, Lehman Brothers filed for bankruptcy protection and Merrill Lynch was forced by market uncertainty to sell itself to Bank of America.

As the credit crisis unfolded, liquidity in the capital markets all but disappeared as investor confidence plummeted. The heightened fears surrounding banks and finance companies drove the corporate sector to record wide spread levels. In response to the crisis in the capital markets, Treasury Secretary, Hank Paulson, brought the full resources of the U.S. Treasury Department to the fore with multiple programs including the $750 billion Troubled Asset Relief Program, designed to restore confidence in the U.S. financial system and to get credit flowing again.

Performance:

For the year ended December 31, 2008, Transamerica Partners High Quality Bond Fund returned (0.09%). By comparison, its benchmark, the Merrill Lynch 1-3 Year Government/Corporate Bond Index (the “Index”), returned 4.69%.

This index became effective May 1, 2008. This Index comes closest to matching the investment objective of Transamerica High Quality Bond Fund. Prior to May 1, 2008, the Fund’s benchmark was the Merrill Lynch 1-3 Year Treasury Index, which returned 6.61% for the year ended December 31, 2008.

Strategy Review:

We utilize a bottom up sector and security selection process that emphasizes high quality spread product sectors which include U.S. Treasuries and Agencies, Asset Backed Securities, Domestic Corporates, U.S. dollar denominated Yankee Notes, Commercial Mortgage Backed Securities, Agency Pass-throughs and Collateralized Mortgage Obligations and Non-Agency Residential Mortgage Backed Securities and maintain a duration neutral strategy versus the index.

Sector selection was the leading detractor of performance during the year as almost all spread sectors underperformed Treasuries, with the Fund’s over-weights in corporate financials, asset-backed, commercial mortgage-backed and non-agency residential mortgage-backed sectors contributing significantly to the underperformance versus the index.

The underweight in the U.S. Treasury and Agency sectors of the Fund versus the index also contributed to the underperformance as these were the two top performing sectors in the index for 2008. Steady withdrawals from the Fund throughout the year necessitated the sale of many of the Fund’s Treasury and Agency holdings which adversely affected the performance.

2

TRANSAMERICA PARTNERS FUNDS GROUP
MANAGEMENT REVIEW (Continued)

December 31, 2008
(Unaudited)

Individual security selection contributed favorably to the performance during the year. In the corporate sector, GE Capital, Merrill Lynch, and Credit Suisse saw spreads tighten from record wides reached during the year. Several Government National Mortgage Association project loan deals had a positive contribution due to strong demand for government guaranteed paper. The liquidation of the Lehman Brothers holdings in late August and early September (prior to the bankruptcy filing) was a net positive for the Fund’s relative performance as the market value declined precipitously at the announcement of the bankruptcy filing.

The duration overweight at the wings (inside of one year and longer than three years) detracted from the Fund performance during the year.

Douglas A. Kelly, Chief Investment Officer
Peter S. Kaplan, Vice President
Merganser Capital Management, LP

3

TRANSAMERICA PARTNERS FUNDS GROUP
MANAGEMENT REVIEW (Continued)

December 31, 2008
(Unaudited)

Transamerica Partners Inflation-Protected Securities Fund

Sub-advisor:
BlackRock Financial Management, Inc.

Market Overview:

The US economy and fixed income market found 2008 to be one of the most difficult years in decades. It can be best characterized by the persistent deterioration of the country’s economic fundamentals and severe technical disturbances that led to countless unprecedented, historical events. A toxic investment environment fueled a massive flight-to-quality, leading to the lowest Treasury yields in more than fifty years. The yield on the 10-year Treasury hit 2.06% on December 30. Within the Barclays Capital Indices, the Treasury sector returned 13.74% for the year. Spread sectors underperformed dramatically, led by commercial mortgage-backed securities (“CMBS”) and asset-backed securities (“ABS”), which were down 20.52% and 12.72%, respectively. Investment-grade corporates were also down 4.94% on the year. While posting positive returns for the year, agencies and mortgages also underperformed Treasuries and were up 9.08% and 8.34%, respectively. By year-end, however, tentative signs appeared that aggressive and creative actions taken by the Federal Reserve (“Fed”) and the U.S. Treasury were working to stabilize the financial markets.

The housing market is at the core of the crisis, with its collapse the cause and recovery believed to be the cure of the ongoing turmoil. While home affordability has improved with the drop in price levels and mortgage rates, steadily rising unemployment is reducing the number of potential buyers. The unemployment rate reached a 15-year high of 7.2% in December, and is expected to continue to rise through the new year.

A large driver behind the increased joblessness is the wave of bankruptcies and layoffs started by Bear Stearns in March. In rapid succession, we witnessed the US government takeover of Fannie Mae and Freddie Mac, the bankruptcy of Lehman Brothers, the sale of Merrill Lynch to Bank of America, the US government takeover of AIG, the reorganization of Goldman Sachs and Morgan Stanley, the collapse of Washington Mutual, and the forced takeover of Wachovia by Wells Fargo. US automakers teetered on the brink of insolvency but would become parties to the bailout programs created to salvage American industry.

The Fed and US Treasury created an “alphabet soup” of initiatives, including the Term Auction Facility (TAF), Temporary Liquidity Guarantee Program (TLGP), Commercial Paper Funding Facility (CPFF), Term Asset-Backed Securities Loan Facility (TALF), and most notably the Troubled Asset Relief Program (TARP) to help steady the economy. The most aggressive action from the Fed came in the form of monetary easing, lowering the Fed Funds target rate 400 basis points (“bps”) over the course of the year. At the Federal Open Market Committee December 16th meeting, it established a 0-0.25% target range for the Federal Funds rate. This is despite automobile sales, oil prices, and valuations on inflation-linked securities pointing toward a collapse in consumption and an emerging threat of deflation; a dramatic shift from the upward momentum in consumer and producer prices earlier in the year that took oil over $145 a barrel and caused concerns of stagflation. The Fed also implemented the open market purchase of agency debt and mortgage-backed securities.

We believe that December brought some indication that the worst of the crisis may be behind us. By year-end, money markets had recovered substantially from the unprecedented flight-to-quality that had caused huge money fund outflows and malfunctioning inter-bank markets. Improvement in the bond markets was more tentative, but the out-performance of spread sectors during December offered hope of relief from the relentless pressure of de-leveraging.

The Treasury Inflation-Protected Securities (“TIPS”) market sold off dramatically during the later portion of 2008, driven by both technical and fundamental factors. The market suffered dramatic de-leveraging from hedge

4

TRANSAMERICA PARTNERS FUNDS GROUP
MANAGEMENT REVIEW (Continued)

December 31, 2008
(Unaudited)

funds and commodities funds. As oil and other commodities fell from their peaks, inflation portfolios used in commodity portable alpha programs were forced to sell. From a fundamental perspective, the global slowdown, US recession and fall in commodities led to deflationary fears, which also weighed on the TIPS market.

Performance:

For the year ended December 31, 2008, Transamerica Partners Inflation-Protected Securities Fund returned (2.75%). By comparison, its benchmark, the Barclays Capital US TIPS Index (formerly, Lehman Brothers US TIPS Index), returned (2.35%).

Strategy Review:

BlackRock applies a controlled duration, relative value sector rotation, and security selection style to the management of our fixed income mandates. The distinguishing feature of BlackRock’s investment management style has been the ability to generate alpha within a risk-controlled framework. Real-time analysis of a vast array of risk measures allows assessment of the potential impact of various sector and security strategies on total return. As a result, we believe consistent value is added and performance volatility is controlled.

BlackRock’s disciplined investment process seeks to add value through:

•	relative value sector/sub-sector rotation and security selection,

•	rigorous quantitative security and portfolio valuations,

•	intense fundamental credit analysis,

•	portfolio duration controlled within a narrow band around a benchmark, and

•	the judgment of experienced portfolio managers

We believe the basis of successful investment performance is research and analysis of sectors and securities, not interest rate speculation. We believe that market-timing strategies are highly volatile and produce potentially inconsistent results. Our philosophy has not changed since the inception of the firm.

During 2008, the Fund had a TIPS curve flattening bias and has been underweight breakevens. We were biased towards on-the-run issues, and underweight off-the-runs. To add yield, we have held opportunistic allocations to spread sectors, including MBS, CMBS, ABS, and both nominal and inflation-linked corporate bonds. De-leveraging and technical factors have led to opportunity in these sectors as Treasuries have become increasingly expensive. The level of deflation that was priced in TIPS towards the end of the year made the securities costly to hold and increased the attractiveness of these alternatives. The small allocation to CMBS is in seasoned AAA paper and high subordination super-senior AAA bonds, which are well-protected from any deterioration in credit. We continue to monitor deal quality and swap into better names on opportunity. The corporates are primarily financials, though we are selective in this space and are avoiding regional names. The ABS holdings are short-dated paper from top-tier prime issuers.

Performance was predominately driven by the Fund’s TIPS curve flattener, overweight to on-the-run issues and underweight to off-the-runs. The Fund’s non-TIPS allocation had a negative impact on performance. The long Europe versus US trade had a slight negative impact. We closed out of this trade during the fourth quarter.

Stuart Spodek, Managing Director/Portfolio Manager
Brian Weinstein, Portfolio Manager
BlackRock Financial Management, Inc.

5

TRANSAMERICA PARTNERS FUNDS GROUP
MANAGEMENT REVIEW (Continued)

December 31, 2008
(Unaudited)

Transamerica Partners Core Bond Fund

Sub-advisor:
BlackRock Financial Management, Inc.

Market Overview:

The US economy and fixed income market found 2008 to be one of the most difficult years in decades. It can be best characterized by the persistent deterioration of the country’s economic fundamentals and severe technical disturbances that led to countless unprecedented, historical events. A toxic investment environment fueled a massive flight-to-quality, leading to the lowest Treasury yields in more than fifty years. The yield on the 10-year Treasury hit 2.06% on December 30. Within the Barclays Capital Indices, the Treasury sector returned 13.74% for the year. Spread sectors underperformed dramatically, led by commercial mortgage-backed securities (“CMBS”) and asset-backed securities (“ABS”), which were down 20.52% and 12.72%, respectively. Investment-grade corporates were also down 4.94% on the year. While posting positive returns for the year, agencies and mortgages also underperformed Treasuries and were up 9.08% and 8.34%, respectively. By year-end, however, tentative signs appeared that aggressive and creative actions taken by the Federal Reserve (“Fed”) and the U.S. Treasury were working to stabilize the financial markets.

The housing market is at the core of the crisis, with its collapse the cause and recovery believed to be the cure of the ongoing turmoil. While home affordability has improved with the drop in price levels and mortgage rates, steadily rising unemployment is reducing the number of potential buyers. The unemployment rate reached a 15-year high of 7.2% in December, and is expected to continue to rise through the new year.

A large driver behind the increased joblessness is the wave of bankruptcies and layoffs started by Bear Stearns in March. In rapid succession, we witnessed the US government takeover of Fannie Mae and Freddie Mac, the bankruptcy of Lehman Brothers, the sale of Merrill Lynch to Bank of America, the US government takeover of AIG, the reorganization of Goldman Sachs and Morgan Stanley, the collapse of Washington Mutual, and the forced takeover of Wachovia by Wells Fargo. US automakers teetered on the brink of insolvency but would become parties to the bailout programs created to salvage American industry.

The Fed and US Treasury created an “alphabet soup” of initiatives, including the Term Auction Facility (TAF), Temporary Liquidity Guarantee Program (TLGP), Commercial Paper Funding Facility (CPFF), Term Asset-Backed Securities Loan Facility (TALF), and most notably the Troubled Asset Relief Program (TARP) to help steady the economy. The most aggressive action from the Fed came in the form of monetary easing, lowering the Fed Funds target rate 400 basis points (“bps”) over the course of the year. At the Federal Open Market Committee December 16th meeting, it established a 0-0.25% target range for the Federal Funds rate. This is despite automobile sales, oil prices, and valuations on inflation-linked securities pointing toward a collapse in consumption and an emerging threat of deflation; a dramatic shift from the upward momentum in consumer and producer prices earlier in the year that took oil over $145 a barrel and caused concerns of stagflation. The Fed also implemented the open market purchase of agency debt and mortgage-backed securities.

We believe that December brought some indication that the worst of the crisis may be behind us. By year-end, money markets had recovered substantially from the unprecedented flight-to-quality that had caused huge money fund outflows and malfunctioning inter-bank markets. Improvement in the bond markets was more tentative, but the out-performance of spread sectors during December offered hope of relief from the relentless pressure of de-leveraging.

6

TRANSAMERICA PARTNERS FUNDS GROUP
MANAGEMENT REVIEW (Continued)

December 31, 2008
(Unaudited)

Performance:

For the year ended December 31, 2008, Transamerica Partners Core Bond Fund returned (2.33%). By comparison, its benchmark, Barclays Capital US Aggregate Bond Index (formerly, Lehman Brothers Aggregate Bond Index), returned 5.24%.

Strategy Review:

BlackRock applies a controlled duration, relative value sector rotation, and security selection style to the management of our fixed income mandates. The distinguishing feature of BlackRock’s investment management style has been the ability to generate alpha within a risk-controlled framework. Real-time analysis of a vast array of risk measures allows assessment of the potential impact of various sector and security strategies on total return. As a result, we believe consistent value is added and performance volatility is controlled.

BlackRock’s disciplined investment process seeks to add value through:

•	relative value sector/sub-sector rotation and security selection,

•	rigorous quantitative security and portfolio valuations,

•	intense fundamental credit analysis,

•	portfolio duration controlled within a narrow band around a benchmark, and

•	the judgment of experienced portfolio managers.

We believe the basis of successful investment performance is research and analysis of sectors and securities, not interest rate speculation. We believe that market-timing strategies are highly volatile and produce potentially inconsistent results. Our philosophy has not changed since the inception of the firm.

Over the year, the Fund was underweight Treasuries, which we view as expensive, and see better relative value in other high quality spread product. Our allocation to Agency debt increased given the attractive spread pickup to Treasuries and strong government support. We have maintained our over-weights to residential and commercial mortgage-backed securities (“MBS”). In Agency pass-through MBS, we are biased toward lower coupon paper, as the Fed absorbs the majority of supply in these relatively small coupons. We continue to hold non-agency MBS positions, primarily prime hybrid adjustable rate mortgages (“ARMs”), and prime 15- and 30-year conforming balance whole loan collateralized mortgage obligations (“CMOs”). We also have a small allocation to option ARM securities with approximately 45-50% credit enhancement. The CMBS allocation is focused in seasoned AAA paper and high subordination super-senior AAA bonds, which are well-protected from any deterioration in credit. We continue to monitor deal quality and swap into better names on opportunity. We have maintained a small underweight to corporate bonds, but are overweight financials at current levels. We are selective in this space and are avoiding regional names, but opportunistically adding exposure through attractively valued new issues. The Fund is overweight ABS, and maintains an up-in-quality bias. We continue to focus on short-dated credit card and auto paper from top-tier prime issuers. The Fund has had limited exposure to the non-U.S. investment grade sectors over the year, with a high yield allocation ranging between 1-2%. We have also maintained non-US dollar exposure through Euro, UK, Japanese, and Mexican bonds and futures.

7

TRANSAMERICA PARTNERS FUNDS GROUP
MANAGEMENT REVIEW (Continued)

December 31, 2008
(Unaudited)

Over 2008, the best strategy would have been to hold 100% Treasuries, as all spread sectors underperformed. The major detractors from performance were our over-weights to CMBS and ABS, and non-Agency mortgage allocations. The Fund’s exposure to Lehman Brothers’ corporate debt was the only notable issuer with a markedly negative impact on performance. As to be expected in any instance of bankruptcy, the name sold off dramatically in September.

Scott Amero, Managing Director, Global Chief Investment Officer — Fixed Income
Matthew Marra, Managing Director
Andrew Phillips, Managing Director
BlackRock Financial Management, Inc.

8

TRANSAMERICA PARTNERS FUNDS GROUP
MANAGEMENT REVIEW (Continued)

December 31, 2008
(Unaudited)

Transamerica Partners Total Return Bond Fund

Sub-advisors:
Western Asset Management Company
Western Asset Management Company, Ltd.

Market Overview:

The Federal Reserve (“Fed”) intensified its campaign against downside risks to growth in response to the deepening financial crisis. The spread between Treasuries and LIBOR surged beyond previous extreme levels, and without the provision of credit, investors began to question the durability of the underlying economy. The Federal Funds rate was reduced a cumulative 425 basis points (“bps”) (525 bps for the cycle) to near 0% by year end; this essentially moved the Fed beyond its traditional form of stimulus. A number of new lending facilities, designed to meet the liquidity demands of financial intermediaries across the full banking spectrum, were implemented. The Fed and the Treasury recently announced plans to channel up to $600 billion directly to the mortgage market, and up to $200 billion directly to consumer and small business finance, including credit card, auto and student loans. Details emerged that much of this funding would result in a major increase in the money supply. Yields on 30-year fixed-rate conventional mortgages declined roughly 1% as a result, to the lowest level on record. The Treasury allocated the first $250 billion of funds authorized under the Troubled Assets Relief Program (“TARP”) by taking direct equity stakes in the U.S. banking system. Economic data was negative and third-quarter GDP contracted 0.5% on falling consumption expenditures. Consumer confidence fell as labor market conditions deteriorated and equity prices plunged. The unemployment rate increased 1.7% to 6.7% (as of early December), though the U.S. dollar gained close to 6% against a trade-weighted basket of currencies. The dollar’s negative correlation with oil held strong as the price per barrel fell 54% after temporarily spiking in the summer. All in all, the year was the worst year for risk-taking in a quarter century. Spreads widened over 350 bps on investment-grade issues and more than 1,100 bps on high-yield issues. Mortgage-backed securities performed better, though even these government-backed securities underperformed Treasuries by 2.32% over the period. The S&P 500 Index lost 37% as volatility soared, marking 2008 as the worst year for equities since 1931.

Performance:

For the year ended December 31, 2008, Transamerica Partners Total Return Bond Fund returned (9.00%). By comparison, its benchmark, Barclays Capital US Aggregate Bond Index (formerly, Lehman Brothers Aggregate Bond Index), returned 5.24%.

9

TRANSAMERICA PARTNERS FUNDS GROUP
MANAGEMENT REVIEW (Continued)

December 31, 2008
(Unaudited)

Strategy Review:

Our strategies produced significantly negative results. A large overweight exposure to the mortgage-backed sector detracted from returns as volatility remained high and negative housing news continued to damage market sentiment. We had diversified into a number of non-agency issues that were particularly impacted and further detracted from performance due to rising defaults, uncertainty in that marketplace and a lack of liquidity. An emphasis on lower-quality credits and select financial issues was also a large negative as spreads soared in the wake of the sub-prime lending crisis, deteriorating liquidity conditions and slowing economic growth. Spreads widened to new all-time highs in mid-March before partially recovering in April and May. These gains were given back later in the period, however, on deteriorating investor sentiment and poor earnings. The high-yield sector performed poorly on news of more ratings downgrades, rising defaults, and a volatile and declining stock market. A modest exposure to international bonds in other advanced economies had a negative impact as the flight-to-safety outside the U.S. was minimal relative to U.S. Treasury markets. A modest exposure to Treasury Inflation-Protected Securities had a negative impact as oil plunged to approximately $40/barrel and inflation fears switched to deflation fears. On a positive note, a tactically-driven duration posture contributed modestly to returns as bond yields rallied over the year.

S. Kenneth Leech, Chief Investment Officer
Stephen A. Walsh, Deputy Chief Investment Officer
Carl L. Eichstaedt, Portfolio Manager
Edward A. Moody, Portfolio Manager
Mark Lindbloom, Portfolio Manager
Western Asset Management Company
Western Asset Management Company, Ltd.

10

TRANSAMERICA PARTNERS FUNDS GROUP
MANAGEMENT REVIEW (Continued)

December 31, 2008
(Unaudited)

Transamerica Partners High Yield Bond Fund

Sub-advisor:
Eaton Vance Management

Market Overview:

For much of 2008, the high yield market was on pace to report a modest decline. The market had weathered such major events as the collapse of Bear Stearns, the debacles of Fannie and Freddie, along with such other events as the demise of AIG. The bankruptcy of Lehman Brothers was the catalyst that drove all credit markets into a major tailspin. All credit markets came to an abrupt halt as a liquidity crisis of epic proportions developed driving high yield spreads to unprecedented levels. Efforts by the Federal government, while numerous, were erratic and unpredictable. Margin calls, increased financing costs and large redemptions forced hedge funds to implement large selling programs into illiquid markets. The de-leveraging of the financial system along with the complete aversion to risk resulted in the worst year in recorded history for the high yield market. For the full year, the Merrill Lynch High Yield Master II Index (the “Index”) declined 26.39%.

The final two weeks of December saw the high yield market shift dramatically. The Index rose 9.96% in the period from December 15th to December 31st, compared to a decline of 2.26% in the first two weeks of the month. For the month of December, the Index gained 7.47%. Driving the market higher was the government’s decision to assist General Motors followed by the decision to allow General Motors Acceptance Corp. (“GMAC”) to become a bank holding company. GMAC alone contributed approximately 200 basis points to the Index return in December.

Performance:

For the year ended December 31, 2008, Transamerica Partners High Yield Bond Fund returned (29.31%). By comparison, its benchmark, the Merrill Lynch High Yield Master II Index, returned (26.39%).

Strategy Review:

While the Transamerica Partners High Yield Bond Fund outperformed the Index for the first nine months of 2008, the Fund’s fourth quarter return of –21.75% was below that of the Merrill Lynch High Yield Index, which declined 17.63%. The Fund’s return of 4.22% in December was 3.25% less than that of the Index. The Fund was underweighted in autos. With a modest exposure to GMAC, performance was negatively affected by 2.1% in the fourth quarter. Security selection in names such as Charter Communications and Hospital Corp. of America had positive affects on the Fund for the quarter.

11

TRANSAMERICA PARTNERS FUNDS GROUP
MANAGEMENT REVIEW (Continued)

December 31, 2008
(Unaudited)

Throughout the year our strategy emphasized an overweight to the shorter maturity segment of the high yield marketplace, while staying senior in the capital structure. We remained focused on those companies generating free cash flow with no need to access the capital markets for the next few years, as we expected and ultimately experienced a declining earnings environment. From an industry perspective, we favored those such as Healthcare that are non-cyclical. This benefited our relative performance throughout most of the year. Sectors which affected the Fund returns negatively were Energy, Gaming and Paper. Sectors contributing positively were Healthcare, Broadcasting and Banking. Cash positions also provided positive returns as well.

Linda Carter, CFA
Michael Weilheimer, CFA
Co-Portfolio Managers
Eaton Vance Management

12

TRANSAMERICA PARTNERS FUNDS GROUP
MANAGEMENT REVIEW (Continued)

December 31, 2008
(Unaudited)

Transamerica Partners Balanced Fund

Sub-advisors:
Goldman Sachs Asset Management, LP
Western Asset Management Company
Western Asset Management Company, Ltd.

Market Overview:

The S&P 500 Index (the “Index”) returned (37.00%) in the year 2008. All ten sectors in the Index were down for the period, particularly the Financials (–55.35%) and Materials (–45.67%) sectors. The heavily-weighted Financials sector was also the largest detractor (weight times performance) from Index returns.

The Barclays Capital US Aggregate Bond Index (formerly, Lehman Brothers Aggregate Bond Index) returned 5.24% in 2008. The Federal Reserve intensified its campaign against downside risks to growth in response to the deepening financial crisis. The spread between Treasuries and LIBOR surged beyond previous extreme levels, and without the provision of credit, investors began to question the durability of the underlying economy. Economic data was negative and third-quarter Gross Domestic Product contracted 0.5% on falling consumption expenditures. Consumer confidence fell as labor market conditions deteriorated and equity prices plunged. The unemployment rate increased 1.7% to 6.7% (as of early December), though the US dollar gained close to 6% against a trade-weighted basket of currencies.

Performance:

For the year ended December 31, 2008, Transamerica Partners Balanced Fund returned (27.15%). By comparison, its benchmarks, the S&P 500 Index and Barclays Capital US Aggregate Bond Index (formerly, Lehman Brothers Aggregate Bond Index), returned (37.00%) and 5.24%, respectively. The two benchmarks had a blended return of (22.06%).

Strategy Review:

Goldman Sachs Asset Management, LP (Equity Portion) — Returns to the investment themes were positive overall for the year. Quality contributed most positively to excess returns, followed by Momentum, Management, and Sentiment. Profitability also added value, albeit to a lesser extent. Conversely, Valuation detracted from relative performance for the period.

Among sectors, stock selection was positive overall. Holdings in the Financials, Healthcare and Information Technology sectors outpaced their peers in the Index most. Meanwhile, holdings in the Consumer Staples, Consumer Discretionary and Materials sectors were least successful relative to their peers in the Index for the period.

Western Asset Management Company and Western Asset Management Company, Ltd. (Fixed Income Portion) — Our strategies produced significantly negative results. A large overweight exposure to the mortgage-backed sector detracted from returns as volatility remained high and negative housing news continued to damage market sentiment. We had diversified into a number of non-agency issues that were particularly impacted and further detracted from performance due to rising defaults, uncertainty in that marketplace and a lack of liquidity. An emphasis on lower quality credits and select financial issues was also a large negative as spreads soared in the wake of the sub-prime lending crisis, deteriorating liquidity conditions and slowing economic growth. Spreads widened to new all-time highs in mid-March, before partially recovering in April and May. These gains were given back later in the period, however, on deteriorating investor sentiment and poor

13

TRANSAMERICA PARTNERS FUNDS GROUP
MANAGEMENT REVIEW (Continued)

December 31, 2008
(Unaudited)

earnings. The high-yield sector performed poorly on news of more ratings downgrades, rising defaults and a volatile and declining stock market.

Robert C. Jones, Managing Director
Mark Carhart, PhD, CFA, Managing Director
Andrew Alford, PhD, Managing Director, Senior Portfolio Manager
Melissa Brown, CFA, Managing Director
Goldman Sachs Asset Management, LP

S. Kenneth Leech, Chief Investment Officer
Stephen A. Walsh, Deputy Chief Investment Officer
Carl L. Eichstaedt, Portfolio Manager
Edward A. Moody, Portfolio Manager
Mark Lindbloom, Portfolio Manager
Western Asset Management Company
Western Asset Management Company, Ltd.

14

TRANSAMERICA PARTNERS FUNDS GROUP
MANAGEMENT REVIEW (Continued)

December 31, 2008
(Unaudited)

Transamerica Partners Large Value Fund

Sub-advisors:
Alliance Bernstein, LP
TCW Investment Management Company

Market Overview:

AllianceBernstein, LP — The US equity market collapsed in 2008 amid continuing disarray in the global credit markets and a deepening US recession. The S&P 500 Index dropped 21.9% in the fourth quarter and 37% for the year, one of the worst downturns on record. The carnage was pervasive, with Financials, Industrial Resources and other cyclical sectors leading the sell-off. Defensive sectors, such as Utilities, Consumer Staples and Healthcare, fell less than the market.

In this climate of widespread panic, the Russell 1000® Value Index and the Russell 1000® Growth Index also fell 36.9% and 38.4%, respectively, for the year. However, value metrics, which value managers like ourselves depend on, did poorly in 2008. Stocks trading at low valuations based on trailing earnings and book value underperformed, in sharp contrast to history.

TCW Investment Management Company — While the excitement of the presidential election and subsequent victory of Barack Obama stirred the country and the world, financial and economic issues set the tone for the market. Financial turmoil led the Federal Reserve Board (“Fed”) to slash the federal-funds rate to a range between 0%-0.25% from 4.25% at the beginning of the year. The 10-year Treasury note dropped to nearly 2% from 4% at the end of 2007, the lowest level since the Depression era. These interest rate cuts were part of a major stimulus effort by Congress, the Treasury, and the Fed to stem the spiraling financial crisis. The “allowed” Lehman Brothers bankruptcy in mid-September is cited by many as the breaking point of the financial crisis and the economy. Gross Domestic Product dipped into negative territory in the third quarter and went over the cliff in the fourth quarter with the threatened collapse of the U.S. automotive industry and a few stumbles in the enactment and execution of the Treasury’s Troubled Asset Relief Program (TARP). The economic slowdown led to a rising unemployment rate throughout the year that reached 7.2% at the end of December.

Consumers experienced asset value reductions in both real estate and equity holdings and faced tightening credit while trying to pay down debt amidst concerns of future job losses. Retail sales were negatively impacted by a shortened holiday season (by one less weekend) as well as by bad weather swaying already reluctant shoppers to stay home. Only the announcement by the Fed to purchase mortgage backed securities in an effort to lower home financing costs and falling prices at the gas pump helped offset consumers’ economic travails. Crude prices dropped precipitously since their high in July of $147/barrel to approximately $45 at year end.

Performance:

For the year ended December 31, 2008, Transamerica Partners Large Value Fund returned (43.35%). By comparison, its benchmark, the Russell 1000® Value Index, returned (36.85%).

Strategy Review:

AllianceBernstein, LP — During the period, the Fund underperformed its benchmark, the Russell 1000® Value Index, before fees. Stock selection in the financial sector accounted for most of the performance drag. Global recession fears also undermined many of our consumer-related holdings. Our extensive analysis of financial companies focused primarily on our holdings’ ability to absorb significant economic losses resulting from deteriorating credit-market conditions. We clearly underestimated the severity and abruptness of the downward

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spiral of mark-to market losses and rating-agency downgrades that ultimately prevented these firms from accessing credit markets or raising equity without heavy dilution. The worst detractor in 2008 was American International Group, which relinquished 80% ownership to the government in exchange for financing. Other big detractors included Fannie Mae and Freddie Mac, which we exited, and Hartford Financial, where we see considerable return potential based on our long-term estimates.

While we are disappointed with recent results, we remain confident that we can ultimately deliver on our portfolios’ return potential. They now trade at some of the most attractive valuations versus their benchmarks in our history and at prices to book value comparable to levels of the early 1990’s banking crisis, which heralded one of our strongest periods of out-performance. We expect these pricing distortions to correct as the crisis runs its course and anxiety eventually subsides, which we believe should enable our portfolios to recover the losses of the past year and to restore the premium performance we and our clients expect.

TCW Investment Management Company — There have been no changes to our investment objective or strategy. However, given the precipitous decline in oil prices, we have found exciting opportunities in the Energy sector by initiating new names Valero, Anadarko Petroleum and Marathon Oil. Although we remain underweighted in Financials, we added Invesco and Lazard to the Fund.

The stocks that had the greatest positive impact over 2008 were Travelers Companies, Millennium Pharmaceuticals, Watson Pharmaceuticals and Bristol Myers-Squibb.

The stocks that had the greatest negative impact on performance were Fannie Mae, Tenet Healthcare, Flextronics and MeadWestvaco.

Marilyn G. Fedak, Co-Chief Investment Officer — US Value Equities
John P. Mahedy, Co-Chief Investment Officer — US Value Equities
John D. Phillips, Jr., Senior Portfolio Manager
Christopher Marx, Senior Portfolio Manager
Alliance Bernstein, LP

Diane E. Jaffee, Group Managing Director
TCW Investment Management Company

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Transamerica Partners Value Fund

Sub-advisor:
Hotchkis and Wiley Capital Management, LLC

Market Overview:

Several long-standing records fell in 2008, as an anxious market confronted a financial crisis. The volatility level reached three times its previous high and short Treasury yields turned negative for the first time since the early 1940’s, as investors struggled to navigate through the economic turmoil. The outcome was the worst performance for the S&P 500 Index since 1931. To say this was a challenging year is clearly an understatement, but we believe there is a thick silver lining. Other unprecedented events that occurred during 2008 that we see as positive signals for equities include the government taking extraordinary action by infusing capital into financial companies and cutting the federal funds rate to near zero. Legitimate concerns abound in today’s environment, but investors must balance these risks with long term fundamentals and future cash flows. Eventually investors should understand the attractive valuations of many great companies and focus on ultimate intrinsic worth.

The credit crisis and its consequences dominated financial headlines throughout 2008. As a fundamental value manager, we became interested in a number of financial companies that had fallen deeply out of favor. Our research indicated that several hard-hit banks had sufficient capital on hand to absorb large future loan losses, which appeared to be the market’s primary concern. While this assessment may have indeed been accurate, we underestimated political and behavioral responses that eventually overwhelmed several of these positions. For example, early ad hoc government intervention that was intended to calm markets was astonishingly hostile to equity investors. This accelerated panic and punished stocks with either real or perceived credit risk. The bottom line: a focus on company fundamentals did not aid performance in 2008, as it would in other environments.

Having learned from its previous actions, the government changed course and decided to embrace, rather than punish, common shareholders of banks with the Troubled Assets Relief Program (“TARP”). The most important characteristic from a fundamental investor’s perspective was its sweeping scope. The plan increased the transparency of potential government action, which had been a main obstacle throughout the year. As the environment changed, our investment positions changed accordingly. The Fund holdings shifted to banks with dominant regional deposit share and TARP access. This included several banks that were able to purchase competitors at fire-sale prices with government backing. We maintain a meaningful weight in the Financials sector at year-end as the sector’s risk profile has declined considerably, based on our analysis.

We entered the year underweight in energy and global commodities as we believed the “decoupling” thesis surrounding the growth of emerging markets was overplayed. As energy prices have decelerated, we believe further investment opportunities may develop, but we remain underweight in these areas. The contraction of the U.S. economy has led the rest of the world into recession and has ended the leadership of the momentum style of investing. Eventually, as the U.S. economy emerges from recession, we believe that valuation will again become investors’ paramount criteria and a more rational investment period will ensue.

Performance:

For the year ended December 31, 2008, Transamerica Partners Value Fund, returned (46.87%). By comparison, its benchmark, the Russell 1000® Value Index, returned (36.85%).

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Strategy Review:

Events in the financial sector trumped all else and caused a great deal of our underperformance for the year, as we underestimated the degree and unpredictability of government intervention. Freddie Mac was placed into conservatorship by the Federal Housing Finance Agency despite having complied with its long-established capital requirements. Washington Mutual was seized by the Federal Deposit Insurance Company (“FDIC”) following rapid withdrawals by depositors, many of whom were fully insured. Wachovia was purchased by Wells Fargo, after it came under regulatory pressure to sell itself quickly. Currently, all of our bank holdings have either issued shares to the Treasury to access TARP or have received full approval to do so.

Defensive areas such as Consumer Staples, Healthcare, and Utilities declined less than the market. Our stock selection in these areas was the strongest aspect of the Fund during the year. Within Consumer Staples, Wal-Mart Stores advanced 20% as the company’s under-levered balance sheet, economies of scale, and stronger than expected results attracted investors to the stock. Within Healthcare, our positions in pharmaceutical companies Astrazeneca, Schering Plough, and Bristol-Myers Squibb aided performance. We made gains from Astrazeneca when we sold out of the position in August, but maintained our investments in Schering Plough and Bristol Myers. Both have strong balance sheets with little or no debt and are returning valuable cash to shareholders. Within Utilities, Entergy, Exelon and FPL have traded down in step with falling prices for oil and natural gas. As gas prices fall, utility company revenues decline as operating costs remain unchanged. This compresses their profit margins.

This year has been one of the most difficult we have faced in our nearly 30-year history, but we have faced demanding times before and prevailed. In a market beset by confusion, we focus on what we know. Valuation remains the beacon that guides us. At the end of the day, a stock’s value continues to be the present value of its future cash flows. We are willing to incorporate new facts and new experiences, but our history tells us that our best course of action is to remain faithful to our core competency — fundamental value investing. Recent events have not eradicated the exceptional value we feel is embedded in our portfolios. We believe that several years from now we will look back at these rare times and be astounded by the risk/reward opportunities that were available.

George Davis, Chief Executive Officer, Portfolio Manager
Sheldon Lieberman, Portfolio Manager
Stan Majcher, Portfolio Manager
David Green, Portfolio Manager
Patty McKenna, Portfolio Manager
Hotchkis and Wiley Capital Management, LLC

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Transamerica Partners Stock Index Fund

Sub-advisor:
Barclays Global Fund Advisors

Market Overview:

Domestic equity markets, as represented by the S&P 500 Index, suffered one of the largest yearly declines on record during 2008. In the aftermath of the sub-prime mortgage crisis, credit conditions deteriorated, ultimately resulting in a liquidity crisis that claimed a number of high profile commercial and investment banks. Further weighing on markets were the slumping housing prices which sapped consumer spending strength, and the unemployment rate which reached its highest level in more than a decade. Economic weakness spread to other countries, leading to concerns of a global recession. The combination of the worsening credit crisis and a weakening economy drove equity markets down, particularly in October, when the market experienced its worst single month of performance in 21 years.

In an effort to relieve pressure and stimulate economic activity, the Federal Reserve (“the Fed”) cut the overnight interest rate target, the federal funds rate, from 4.25% to a historically low 0.00%-0.25% range. The government also worked to stabilize economic conditions by passing the Emergency Stabilization Act, which authorized the use of $700 billion to purchase distressed assets and make injections of capital into banks. Despite these efforts, economic and credit conditions continued to weaken through the end of the year. As investors’ concerns apparently persisted, equity markets moved lower and volatility levels remained high.

Performance:

For the year ended December 31, 2008, Transamerica Partners Stock Index Fund returned (37.38%). By comparison, its benchmark, the S&P 500 Index returned (37.00%).

Strategy Review:

The Fund seeks to provide investment results that correspond to the total return performance of publicly-traded common stocks in the aggregate, as represented by the S&P 500® Index (the “Index”). The Index is composed of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The component stocks of the Index are weighted according to the total float-adjusted market value of their outstanding shares. The percentage of the Fund’s assets invested in a given stock is approximately the same as the percentage such stock represents in the Index.

Within the Index, every major sector delivered negative performance results for 2008. The Financial sector experienced the steepest sector decline, reflecting the effects that the credit crisis had on financial institutions. Information Technology declined as businesses largely curtailed their spending levels on software and semiconductors. The Energy sector also declined as oil prices reached a high of more than $147 per barrel before sinking to less than $40 per barrel during the course of the year. The slowing economy also meant shrinking demand for companies in the Industrials sector, which dragged down performance for the sector. The Consumer Staples group, which consists of companies that tend to fare relatively well in a slowing economic environment, delivered the most modest decline among all sectors.

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Among the Fund’s ten largest holdings as of December 31, 2008, performance was mostly negative for the reporting period. Discount retailer Wal-Mart Stores Inc. was one of the holdings which delivered positive results for the year. On the negative side, technology and services conglomerate General Electric Co. logged the steepest decline, followed by technology company Microsoft Corp. Telecommunications company AT&T Inc. and financial company JPMorgan Chase & Co. also experienced notable declines.

Diane Hsiung, Senior Portfolio Manager
Greg Savage, Senior Portfolio Manager
Barclays Global Fund Advisors

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Transamerica Partners Large Core Fund

Sub-advisors:
Aronson+Johnson+Ortiz, LP
BlackRock Financial Management, Inc.

Market Overview:

Aronson+Johnson+Ortiz, LP — To put our performance into context, we start with a description of the drivers of the broad market and then focus on the particular positioning of the Transamerica Partners Large Core Fund. It was a brutal year for stocks — any stocks. Within the U.S. equity market, in particular, the largest stocks (as represented by the Russell Top 200 Index) fell over 36%; mid-cap stocks (the Russell Midcap Index) were the biggest losers, dropping over 41%; and small-caps (the Russell 2000 Index) weren’t far behind, down nearly 34%. Across the cap spectrum, value fell slightly less than growth according to various style indices, despite the preponderance of financials classified as value stocks. Overall, the breadth, depth, and rapidity of declines mark the bursting of the “Risk Bubble,” making the Government the market’s biggest risk-taker.

BlackRock Financial Management, Inc. — 2008 turned out to be among the worst performing years for the U.S. equity market. The period was further marked by a massive increase in equity volatility as investors observed more than 40 days in which the S&P 500 Index advanced or declined by 3% or more. The origin of 2008’s trouble was the sub-prime lending market which rapidly spread to the overall housing market. Although equities fell steadily through most of the first eight months of the year, the pivotal event appeared to be the September bankruptcy of Lehman Brothers. Fear seemed to grip the market as selling continued to be driven by de-leveraging, escalating recession fear, and frozen credit markets. The housing downturn spread further into the rest of the economy while the credit crunch moved well beyond the financial sector into most other sectors. Monetary and fiscal authorities around the world launched an all out effort to stabilize the financial system. With these authorities still working on appropriate policy responses, 2008 ended with the S&P 500 Index down 37%. On an absolute basis, Financials led the market decline followed by Basic Materials and Industrials. Consumer Staples and Healthcare fell the least in 2008.

During the year, larger cap stocks underperformed small cap names as the Russell 2000® Index (–33.8%) beat the Russell 1000® Index (–37.6%) by 3.8%. From a style perspective, larger value stocks performed modestly better than large growth stocks as the Russell 1000® Value Index (–36.9%) beat the Russell 1000 Growth® Index (–38.4%) by 1.6%.

Across our large cap core universe, dividend-paying stocks held no advantage over non-yielding stocks as both groups performed similarly during the year. As might be expected during periods of great turmoil, higher quality stocks (ranked B+ and above by Standard & Poor’s (“S&P”)) significantly out performed lower quality stocks (ranked B and below by S&P) during the same period.

Performance:

For the year ended December 31, 2008, the Transamerica Partners Large Core Fund returned (37.03%). By comparison, its benchmark, the Russell 1000® Index, returned (37.60%).

Strategy Review:

Aronson+Johnson+Ortiz, LP — The Fund is disciplined and maintains a broadly diversified portfolio of large-cap stocks. We are committed to being fully invested in U.S. equities, avoiding broad sector bets, and taking only modest, stock-specific bets. Our goal is to outperform the Russell 1000® Value Index, with incremental gains

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across the names held in the Fund. Using a bottom-up style of stock selection, we evaluate companies relative to their industry peers using three broad categories of measures: value, management, and momentum. Value means the somewhat traditional ratios of price to fundamental value; management means we look for evidence that a company’s executive team has and will continue to emphasize earning power; momentum indicates when stocks might begin to rise toward full valuation. As we search for opportunities, we keep a sharp eye on minimizing transaction costs, helping us to maximize profits in our stock-selection effort.

BlackRock Financial Management, Inc. — During the year, the Fund’s losses were mitigated relative to its Russell 1000® Value Index benchmark primarily by what it was driven to avoid. In the normal course of seeking companies with effective management and positive momentum characteristics, the Fund avoided some of the major financial stock disasters, including AIG, Citigroup, Merrill Lynch, Wachovia, Fannie Mae, and Lehman Brothers. Of course, the Fund experienced its share of disappointment — Goldman Sachs, TRW Automotive, Assurant Inc., Fifth Third Bancorp, and Sprint Nextel were the five biggest detractors from the Fund’s benchmark-relative return. That said, our philosophy of prudent diversification works to ensure that the net impact of any individual name won’t have a significant effect on the overall relative return. On the whole, our stock-picking effort was most successful in the financial sector compared to the financial holdings of the benchmark. We continue to make every effort to outperform the Portfolio’s benchmark by sticking to our value-oriented investment philosophy and disciplined investment process. We can only hope that 2009 will provide the once-in-a-lifetime investment opportunities of investors’ dreams!

During the year, the BlackRock large cap quantitative growth model was mixed and essentially flat, producing little predictive power across our large cap growth universe. Breaking down the year, the model was modestly positive during the first two quarters of the year but turned negative as the market was traumatized by the financial crisis during the second half. Further, difficult performance in a few sectors led to the Fund’s underperformance. Individual factor performance within our model was also mixed. Generally, valuation factors as a group produced very negative predictive power throughout the year with our Forecast Earnings to Price and Book to Price the most negative. Given the distress in the market, particularly in the second half of the year, investors may have been reluctant to put their faith in current estimates of earnings and book values leading to the very negative performance of these factors and valuation in general. Offsetting some of the negative performance from valuation was positive performance from our earnings expectations group of factors where Earnings Revisions Up and Earnings Surprise were good predictors. Our Forecast Estimate Dispersion factor also produced positive results. Price Momentum was mixed during the year producing some extreme monthly results, both positive and negative.

From a relative return perspective, Healthcare, Basic Materials and Consumer Non-cyclicals were the worst performing sectors. Holding overweight positions in highly ranked Kinetic Concepts (–64%), Charles River Labs (–60%), Merck (–45%), Life Technologies (–50%), Celanese (–70%), Freeport-McMoRan (–76%), Massey Energy (–61%), AK Steel (–80%), Herbalife (–45%), Jarden (–51%) and Pepsi Bottling (–42%) each hurt relative performance.

Offsetting some of the negative performance was strong relative performance from the Technology and Consumer Services sectors. Avoiding or holding underweight positions in lower ranked Cisco Systems (–40%), Dell (–58%), Adobe Systems (–50%), Electronic Arts (–73%), Honeywell (–45%), Sirius XM Radio (–96%), Dish Network (–64%), Las Vegas Sands (–94%), MGM Mirage (–84%) and Viacom (–57%) each contributed positively to relative performance.

The team applies quantitative techniques to analyze a universe of approximately 800 companies, including those in the Russell 1000® Growth Index and about 125 other large and medium capitalization companies. Using a multifactor model, the team identifies stocks with rising earnings expectations that sell at low relative valuations when compared to their sector peers. Based on this information, and using sophisticated risk measurement tools,

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the management team selects stocks, together with their appropriate weightings, that it believes will maximize the Fund’s return per unit of risk. The Fund seeks to maintain the market capitalization, sector allocations, and style characteristics of the Russell 1000® Growth Index.

Theodore A. Aronson, Managing Principal
Kevin M. Johnson, Principal
Martha E. Ortiz, Principal
Stefani Cranston, Principal
Gina Marie N. Moore, Principal
R. Brian Wenzinger, Principal
Aronson+Johnson+Ortiz, LP

Fred Herrman, Managing Director
David Byrket, Managing Director, Portfolio Manager
BlackRock Financial Management, Inc.

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Transamerica Partners Large Growth Fund

Sub-advisors:
Marsico Capital Management, LLC
OFI Institutional Asset Management, Inc.
Wellington Management Company, LLP

Market Overview:

Marsico Capital Management, LLC — U.S. large capitalization growth equities, as measured by the Russell 1000 Growth® Index (“Russell 1000 Growth”), posted sharp declines for the one-year period ended December 31, 2008.

From the perspective of economic sector performance (using Global Industry Classification Standards® for the Russell 1000® Growth Index as a reference point), weakness was widespread. All ten sectors in the Russell 1000® Growth Index posted negative returns. Financials (–53%), Energy (–50%), and Materials (–46%) were the worst-performing sectors. Consumer Staples was the best-performing sector with a return of (16%). All other sectors were down between (25%) and (44%).

Large capitalization equities underperformed their small capitalization counterparts by more than 3% (based on the Russell 1000® Index and Russell 2000® Index performance), although it bears mentioning that both indexes — with returns of (37.60%) and (33.79%), respectively — were deeply “in the red”. Within the US large capitalization arena, value narrowly outperformed growth during the period. The Russell 1000 Value Index and Russell 1000® Growth Index had total returns of (36.85%) and (38.44%), respectively.

OFI Institutional Asset Management, Inc. — This has been a year like no other in recent memory, with the global economy seriously weakened and confidence in equity markets shaken to a degree unseen in a generation or more. The ongoing credit crisis, housing collapse, and its far-reaching impact on financial markets has been unprecedented as the bear market that began in October 2007 reduced equity index values by more than half before recovering somewhat in the closing weeks of 2008.

The pervasive lack of credit in 2008 fueled a massive scaling back among U.S. corporations, increasing unemployment, and decreasing consumer spending. And while the third quarter Gross Domestic Product was only slightly negative, economists anticipate the fourth quarter will be among the worst on record, bringing unprecedented volatility to the markets.

While we would hesitate to call November 20th the ultimate low in the bear market that has ravaged equities over the past 14 months, the subsequent rally has been significant. From the intra-quarter low through December 31, the S&P 500 Index gained 20.5%. In an absolute sense, this rally surpasses the technical definition of a bull market; however, its brief duration precludes this designation as we typically look for a sustained rally over at least three months. Although not quite across that 20% threshold, the Russell 1000® Growth also soared in the closing weeks of 2008, gaining 19.3% from its intra-quarter low through quarter-end.

Wellington Management Company, LLP — The fiscal year ended December 31, 2008 was a difficult time for virtually all equity styles. Problems in the sub-prime mortgage market spread throughout the financial system, creating a full-blown liquidity/credit crisis that roiled global markets. The final two months of the fiscal year proved exceptionally tumultuous and were capped by an alarming series of events: the US government’s takeover of the Federal National Mortgage Association (“Fannie Mae”), the Federal Home Loan Mortgage Corporation (“Freddie Mac”), and American International Group, Inc. (“AIG”); the failure of Lehman Brothers Holdings Inc.(“ Brothers”); the distressed sales of the commercial banking franchises of Washington Mutual, Inc. and

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Wachovia Corporation; Bank of America Corporation’s acquisition of Merrill Lynch & Co., Inc.; and the conversion of investment banks, The Goldman Sachs Group, Inc. and Morgan Stanley, to commercial banks.

With an unprecedented level of coordination and cooperation, the US Treasury Department and the Federal Reserve Board (“Fed”) presided over efforts to resuscitate credit markets and stabilize the financial system, culminating in the creation of the $700 billion Troubled Asset Relief Program (“TARP”). An initial $350 billion was invested in nine large US financial institutions in an attempt to restore confidence in the system.

Concerns about inflation persisted through much of the fiscal year, fueled by record-high commodity prices. These worries were largely abated as the period came to a close, when slowing US demand and the weakening global economy caused oil and other commodities prices to drop. Over the year, the Fed lowered the fed funds rate from 4.25% to virtually 0.00%. The ongoing correction in the housing market, debt deflation, rising unemployment, and sluggish production and consumption patterns increasingly pointed to recession, as the effects of the credit crisis worked through the real economy.

Performance:

For the year ended December 31, 2008, Transamerica Partners Large Growth Fund returned (40.21%). By comparison, its benchmark, the Russell 1000® Growth Index, returned (38.44%).

Strategy Review:

Marsico Capital Management, LLC — The Fund’s performance was hurt by both stock selection and positioning in the Healthcare and Consumer Staples sectors. Healthcare and Consumer Staples were the strongest-performing areas of the Russell 1000® Growth Index and the Fund could have benefited by having more investments in these areas. The Fund’s results were also hampered by stock selection in the sectors. The Fund’s position in healthcare services company UnitedHealth Group Inc. slid 49% prior to being sold from the Fund. Consumer Staples position, CVS Caremark Corp., dropped 27%.

Information Technology positions Apple, Inc. and Google, Inc. hindered performance. In the Telecommunication Services sector, wireless provider China Mobile Ltd. and AT&T, Inc. each declined sharply prior to being sold. The Fund’s positions in hotel/casino operators Las Vegas Sands, Inc. and Wynn Resorts Ltd. also posted disappointing performance results. Energy holdings Transocean Ltd., Petroleo Brasileiro and Schlumberger Ltd. were also among the Fund’s weakest performing individual positions.

There were a few areas that had a positive impact on the Fund’s 12-month performance. While the Fund’s Financials positions posted a collective return of (33%), the return exceeded the (53%) return of the Russell 1000® Growth Index Financials sector. Similarly, the Fund’s Industrials holdings, in aggregate, posted a return that surpassed that of the Russell 1000® Growth Index Industrials sector. Certain of the Fund’s individual positions posted solid, positive returns, including McDonald’s Corp., Visa, Inc., and biotechnology company Genentech, Inc.

During the reporting period, the Fund’s average sector allocations emphasized the Consumer Discretionary, Industrials, Information Technology, and Energy sectors.

OFI Institutional Asset Management, Inc. — September and October were particularly difficult months as both the Fund and its benchmark suffered double-digit declines. In fact, October was the second worst one-month return in the benchmark’s 30-year history.

Over the course of the period for the Fund, six sectors added value while four detracted from it. Strong selectivity in the Consumer Discretionary sector proved beneficial, adding 0.6 percentage points of out-performance versus the Index. Toy-maker Hasbro was over-weighted versus the index, gaining 16.8% for the year. The Fund also

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benefited from positions in DirecTV Group (–3.6%) and Nike (–19.4%). Although both were lower in 2008, the individual stock returns were ahead of the Fund’s overall return, making each attractive on a relative basis.

Materials, with -0.8 percentage points of underperformance, was the most costly sector relative to the Russell 1000® Growth Index. AK Steel Holding (–84.2%) was among the Fund’s weakest holdings. The steel maker faced dwindling orders, production cuts and layoffs in the face of the economic slowdown, falling over 84% while held. Fertilizer producer, Mosaic (–75.4%), impacted by falling commodities prices, lost nearly three-quarters of its value in 2008.

The top five contributing stocks (in rank) were: Wal-Mart, IBM, Exxon Mobil, McDonald’s, and Philip Morris.

The Fund’s largest detractors for the period were: Apple, UnitedHealth, Schlumberger, and Google.

Our quantitative investment process can be summed with just two words: systematic and disciplined. We employ a dynamic, time-tested approach, based on a foundation of quantitative techniques combined with fundamental analysis to identify investment opportunities. The investment process is designed to create portfolios that closely reflect a benchmark’s fundamental characteristics.

The position we are in now, following the credit and housing burst, is strikingly similar to the bursting of the technology bubble at the start of the decade. Following that tumult, valuation and risk measures swung back into favor and our quantitative portfolios outperformed for the next several years. As was the case then, we have seen choppiness (with unprecedented volatility) and indiscriminate selling moving the markets back towards a historically normal risk-averse stance — something we consider as good for our process.

In our best case scenario, the economy shifts away from a deflationary spiral — a concern of many economists — and the financial system gradually moves out of its recession toward the middle or end of the year. As the market stabilizes, and our risk and valuation factors once again swing back into favor, we envision a prolonged period in which our fundamental-driven investment process is generating alpha with the potential to add value for the Transamerica Partners Large Growth Fund in 2009 and beyond.

Wellington Management Company, LLP — The Fund is a result of fundamental, bottom up stock selection. Our investment process leverages the extensive research resources of the firm and emphasizes a balance of growth, valuation, and quality criteria in selecting stocks. Our underweight to Consumer Staples along with weak stock selection within Healthcare was the primary driver of the Fund’s relative underperformance.

Healthcare holdings, including Humana, Bristol Myers Squibb and Gilead Sciences, detracted from performance. Within Industrials, capital goods firms Caterpillar, Rockwell Collins, and Fluor also hurt relative performance. These stocks declined, in part, as a result of the global credit crisis which reduced near term demand for large infrastructure projects.

Our underweight allocation to, and security selection within, the Consumer Staples sector also detracted from relative performance. Portfolio positioning reflects our belief that stocks within this traditionally defensive sector generally trade at relatively high multiples and do not offer the kind of growth and return opportunities that are consistent with our investment philosophy and objective.

The Funds’s three largest absolute detractors, Microsoft, Cisco, and, Cadence Design, were within the Information Technology sector. Cadence Design was also the Fund’s largest relative detractor. Shares declined on news of lower-than-expected guidance for the second half of the year, and their withdrawal of the proposal to acquire Mentor Graphics. We eliminated our position in the company as the fiscal year drew to a close.

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For the one year period, relative performance was aided by the Energy sector. While overweight Energy for the first half of the year, during the summer we began closing the meaningful overweight because valuations became much less attractive. The Fund also benefited from a modest cash position, which helped relative performance in a downward-trending market.

Thomas F. Marsico, Chief Investment Officer
Marsico Capital Management, LLC

David E. Schmidt, Portfolio Manager
OFI Institutional Asset Management, Inc.

Paul E. Marrkand, CFA, Portfolio Manager
Wellington Management Company, LLP

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Transamerica Partners Growth Fund

Sub-advisor:
Turner Investment Partners, Inc.

Market Overview:

The global stock market’s dismal performance in 2008 reflected a global economic slowdown, a downright recession in the U.S., and a financial crisis that first surfaced in the sub-prime mortgage market. A relatively minor percentage of homeowners unable to meet their sub-prime mortgage obligations morphed into about 2 million home foreclosures, billions of dollars of complex, toxic mortgage securities that proved nearly impossible for financial institutions to either value or unload, and the most severe contraction of credit in modern times. In March, the once-storied New York investment firm Bear Stearns collapsed. The unemployment rate rose to 7.2%, and, alas, was widely expected to go higher still in the months ahead. Financial titans Merrill Lynch, Washington Mutual, and Wachovia found themselves starved for cash and ended up being acquired by better-capitalized competitors. Mortgage giants Fannie Mae and Freddie Mac were nationalized. The Treasury Department had to provide an immediate bridge loan to American International Group, the world’s largest insurance company, in order for it to survive. All of it culminated in a $700-billion bailout package by the federal government and a slashing of the Federal Reserve’s short-term interest rate to near zero to help stabilize a teetering global financial system.

Governments around the world were quick to act in an attempt to mitigate the meltdown in the credit and equity markets in 2008. Following rate cuts in the U.S., countries from Australia to Japan to the European Union also lowered their short term interest rates while U.S. President-elect Obama pledged a fiscal stimulus package of approximately $1 trillion. Even with these actions, the US economy continued to weaken. In December, the National Bureau of Economic Research said that America officially fell into a recession back in December 2007.

Performance:

For the year ended December 31, 2008, Transamerica Partners Growth Fund returned (51.24%). By comparison, its benchmark, the Russell 1000® Growth Index, returned (38.44%).

Strategy Review:

The Fund seeks to invest in fundamentally attractive companies with strong earnings growth rates. In the Consumer Discretionary sector, slower growth companies that we did not own held the high ground, while the market punished the higher growth companies that we favor. For example, well known companies that we did not own like Wal-Mart and McDonald’s held up reasonably well. On the other hand, shares of Google, the Fund’s largest position, traded substantially lower. We continue to hold shares of this company, as an improving economic environment could provide for a more favorable earnings outlook and improved valuation in 2009. Also of note in this sector was the poor showing posted by Baidu — a Chinese internet search provider. We sold this company during the fourth quarter due to concerns that its paid-search listings include unlicensed pharmaceutical companies among its top bidders for medical keywords. With the company’s integrity in doubt, this company was sold.

In the technology sector the Fund’s holdings in Broadcom and Qualcomm held up reasonably well. Additionally, the Fund is poised to benefit from key holdings Apple and Hewlett Packard. Apple, a well known leader and innovator when it comes to consumer electronics, is currently trading at a mid-teens price-to-earnings multiple, with an earnings growth rate in the low 20% area. Hewlett Packard has a balanced worldwide revenue profile,

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with compelling cost cutting opportunities from the recent EDS acquisition. Additionally, this company also appears very attractive in terms of its Price/Earnings to growth rate.

On the positive side, the Materials/Processing sector contributed the most to relative results during the year, as fertilizer company, Mosaic Co. benefited from soaring crop prices over the summer. In addition, the Fund benefited from avoiding major steel companies, such as United States Steel and AK Steel Holding Corp., which were down significantly during the year.

Robert E. Turner, Portfolio Manager
Turner Investment Partners, Inc.

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Transamerica Partners Mid Value Fund

Sub-advisors:
Cramer, Rosenthal, McGlynn, LLC
LSV Asset Management
RiverSource Investments, LLC

Market Overview:

Cramer, Rosenthal, McGlynn, LLC — Reality has set in. The lack of a functioning credit market finally caught up to the global economy this past quarter. We have discussed for the past year the critical relevance of credit and commodities for a stable economy and strong equity markets. Commodity prices from Aluminum to Zinc have collapsed as a result of weakening global demand and an inability to maintain the financial leverage supporting many positions. In a strange virtuous circle, high commodity prices (including housing as a commodity for this purpose) hurt the economy, which then hurt the credit markets, which further hurt commodities, and so forth. The expression “negative feedback loop” is becoming cliché, but it is still descriptive for what has happened to the global economy over the past few months. Fears of inflation have rapidly transformed into fears of deflation, with global central bankers undertaking dramatic and, in many cases, unconventional monetary easing to pump life back into the credit markets. Governments around the world are proposing fiscal spending programs by the day to further stimulate their economies and mollify depression-like conditions. In addition to credit and commodities, the third “C” is confidence, and whether referring to consumer or business or even government, it has been eroded. This loss of confidence has caused a shedding of the disbelief and denial that seemed to be holding the economy together through most of the year. It is really this lack of confidence that fuels the negative feedback loop.

The inability or unwillingness of banks and financing sources to provide basic credit for day to day transactions has resulted in companies taking a variety of self-help measures that make good sense in isolation, but further drive the economic contraction. These steps include: liquidating their inventories to raise cash; cutting headcount and discretionary expenditures; and paring back capital spending to maintenance levels. The cumulative impact of all of these logical decisions is a precipitous decline in economic activity the likes of which this generation has never experienced. It now appears that most developed economies will have contracted at a mid to high single digit rate in the fourth quarter and most businesses are witnessing ten percent or greater declines in revenues and orders.

We continue to approach the investment climate with a balance of optimism and realism. To be an investor, one has to maintain an optimistic mind set and believe that our free market system, while imperfect, is resilient and that innovation and superior management execution will be recognized. It is always impossible to call a bottom and we know that cheap can get cheaper over the near term. However, we believe those investors who will allow themselves the luxury of looking out beyond the next few months to properly value a security based upon its longer term opportunities and cash flows, may be handsomely rewarded.

LSV Asset Management — The fiscal year ended December 31, 2008 was an awful year for stocks around the globe. It was the worst year for the S&P 500 Index since 1931 and all segments of the U.S. stock market declined sharply as the economy quickly soured in the face of worsening economic news and perhaps the worst credit crisis the country has seen in the past 80 years! The Fund’s benchmark, the Russell Mid Cap Value Index declined 38.4% in 2008, marking the worst year for that index since it started back in 1987.

Problems in the sub-prime mortgage market spread throughout the financial system, creating a full-blown liquidity/credit crisis that roiled global markets. The final two months of the fiscal year proved exceptionally tumultuous and were capped by an alarming series of events: the US government’s takeover of the Federal

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National Mortgage Association (“Fannie Mae”), the Federal Home Loan Mortgage Corporation (“Freddie Mac”) and American International Group, Inc. (“AIG”); the failure of Lehman Brothers Holdings; the distressed sales of the commercial banking franchises of Washington Mutual, Inc. and Wachovia Corporation; Bank of America Corporation’s acquisition of Merrill Lynch & Co., Inc.; and the conversion of investment banks, The Goldman Sachs Group, Inc. and Morgan Stanley, to commercial banks. Investor panic peaked in late November and the term ‘bail out’ became a household name to many Americans. Clear signs of panic were abound in the market as intraday volatility hit unprecedented levels. Commodity prices also saw a roller coaster ride in 2008 with oil prices rising from $90 per barrel to nearly $150 by mid July only to fall to approximately $40 late in 2008.

With an unprecedented level of coordination and cooperation, the US Treasury Department and the Federal Reserve Board (“Fed”) presided over efforts to resuscitate credit markets and stabilize the financial system, culminating in the creation of the $700 billion Troubled Asset Relief Program (“TARP”). Over the year, the Fed lowered the fed funds rate from 4.50% to a range between 0%-0.25% The ongoing correction in the housing market, debt deflation, rising unemployment, and sluggish production and consumption patterns increasingly pointed to recession, as the effects of the credit crisis worked through the real economy.

RiverSource Investments, LLC — The annual period was dominated by skyrocketing oil and gasoline prices, the after-shocks of the mortgage market collapse, ongoing deterioration of the housing market, and concerns about whether the U.S. economy was or was not in a recession. Unprecedented intervention by the government saved several financial institutions, while others collapsed. Investor sentiment shifted from hope for a market recovery, to heightened concern over extreme levels of volatility, to eventual panic by the end of the year. Investors sought safe havens for investments — defensive areas such as Consumer Staples, Utilities and Healthcare. Overall, mid-cap equities slightly trailed their large-cap counterparts during the twelve-month period.

Against this challenging backdrop, the Fund’s sector allocation was the primary detractor to performance. The Fund’s overweight in the Producer Durables and Energy sectors hurt results as these were two of the worst performing sectors in the Russell Mid Cap Value® Index. In addition, the Utilities and Consumer Staples sectors were two of the best performing sectors in the Russell Mid Cap Value® Index and the Fund’s underweight detracted from relative performance.

The Fund benefited from positive stock selection in the consumer discretionary sector, specifically Family Dollar Stores, which rose sharply during the period. Early in the year, we purchased a basket of several retail holdings including Kohl’s, Nordstrom, JCPenney, Bed Bath and Beyond and Macy’s. We sold the majority of the basket during the third quarter for a profit. Finally, positive stock selection in the technology sector helped results, in particular McAfee and EDS.

Toward the end of the annual period, we increased the Fund’s allocation to the Financials sector, specifically financial services holdings because we felt valuations were attractive. We also added a basket of regional banks to the Fund because we felt banks were trading at favorable discounts. We reduced the Fund’s tobacco holding in Lorillard and eliminated Ford Motor Co. from the Fund. We exited the position in Ford when our long-term view of the company changed during the period as a result of the government’s involvement in the auto industry.

Performance:

For the year ended December 31, 2008, Transamerica Partners Mid Value Fund returned (38.09%). By comparison, its benchmark, the Russell Mid Cap Value® Index (“RMCV”), returned (38.44%).

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Strategy Review:

Cramer, Rosenthal, McGlynn, LLC — The leading contributors to this year’s performance were UnionBanCal, Dollar Tree and ENSCO International Inc. Shares of the commercial bank, UnionBanCal, rose during the third quarter on the announced tender offer from its majority parent, Mitsubishi UFJ Financial Group. We tendered our shares into the offering, which closed on Sept. 26th. Dollar Tree stock was strong during the second quarter of the year as the value retailer delivered better than expected same store sales and earnings. Dollar Tree benefited from increased customer traffic, as consumers focused on basic household items and looked to stretch their discretionary dollars. Dollar Tree continued to post strong results through the third quarter as consumers responded to its value offerings. Shares of ENSCO, an owner of offshore drilling rigs, gained in the first quarter of the year, as day rates continued to accelerate worldwide and utilization in the sluggish U.S. Gulf of Mexico began to recover.

Electronic Arts Inc., Textron and Goodrich Corp. were the leading detractors for the strategy during the year. We increased our position in Electronic Arts during the third quarter as quality initiatives driven by the new management at the video game developer were beginning to show positive results. Further, the company had announced imminent plans to launch a slate of new games which we believed would drive significant profit improvements. Textron underperformed during the second half of the year as the strains of the broader financial pinch pressured the financing outlook for both its Cessna jet customers and its financial services subsidiary. We exited our position, as we believe that the losses at Textron will be higher than estimated and the soft earnings at Cessna will linger longer than current expectations are discounting. Goodrich Corp. shares fell in the second quarter as investors feared the negative impact of the reduction in schedules of commercial airlines on its lucrative aftermarket business. We believe these fears are misplaced as Goodrich has relatively little exposure to the older planes that are being retired and greater exposure on newer platforms that are still ramping up. Further, we expect that as Boeing and Airbus finally increase the production of the 787 and A380, respectively, cash flow will accelerate dramatically, which should more than pay back the last few years of investment.

LSV Asset Management — LSV Asset Management is a quantitative value manager focused on building a diversified portfolio of stocks with attractive fundamentals. The Fund could be characterized as “deep value” in nature because LSV maintains below benchmark valuations metrics like price/cash flow, price/earnings, price/book and price/sales values. Stock selection and this style bias are the primary contributors to results over time.

During the year, the RMCV actually outperformed the Russell Mid Cap® Index by about 3%, indicating that value stocks held up modestly better than growth stocks. However, within the RMCV, it was the more growth oriented companies that did best. For example, if you sort the companies in the RMCV into five buckets based on Market/Book (“M/B”) ratios, the group with the lowest (more value oriented) M/B declined by 53% during the year while the most expensive group fell just 34%. LSV’s emphasis on being “deep value” certainly didn’t help by that analysis, yet stock selection helped overcome the style bias contained in the Fund. The impact of LSV’s deep value bias was a negative 3.25%, so stock selection proved most helpful during the year to help boost the relative returns.

Some of the larger contributors to our relative out-performance were takeover companies like Nationwide Financial Services, UnionBanCal and Safeco, all of which posted positive returns in a very tough year. We also benefitted from owning Hess Corp. in the Fund in the first half of the year as oil prices were rising, but, we sold the stock prior to the plunge in oil prices and energy company shares.

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RiverSource Investments, LLC — In our view, economic activity will continue to contract through 2009; however, volatility should lessen from the extremes seen in 2008. As volatility slowly fades and the aggressive government intervention in the economy begins to take effect, we believe equity markets will begin an eventual recovery that will run into 2010. With risk aversion and valuations at highs not seen for decades, we believe equities have become very compelling. Within the Fund, we have de-emphasized areas that are defensive in nature in favor of sectors and industries that have typically benefited from market recoveries.

Jay B. Abramson, Chief Investment Officer
Robert L. Rewey, Senior Vice President
Cramer, Rosenthal, McGlynn, LLC

Josef Lakonishok, Ph.D., Chief Investment Officer
Puneet Mansharamani, CFA
Menno Vermeulen, CFA
Co-Portfolio Managers
LSV Asset Management

Warren Spitz, Senior Portfolio Manager
Steven Schroll, Portfolio Manager
Laton Spahr, Portfolio Manager
Paul Stocking, Associate Portfolio Manager
RiverSource Investments, LLC

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TRANSAMERICA PARTNERS FUNDS GROUP
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December 31, 2008
(Unaudited)

Transamerica Partners Mid Growth Fund

Sub-advisor:
Columbus Circle Investors

Market Overview:

Stocks plummeted during the fourth quarter of 2008, capping the market’s single worst year since the Great Depression. As the financial crisis worsened, economic activity and corporate profits began to contract sharply as consumers and businesses both cut spending. Following lows set in October and November, the impact of the Federal Reserve’s increasingly aggressive easing efforts and future stimulus plans will be closely watched for signs of success in arresting the economic decline.

Although significant monetary and fiscal policy stimulus is being undertaken in an effort to stem the contractionary effects of the shift from excess consumer spending to excess consumer savings, real damage has already been done to the economy and corporate profits. Having discounted a significant earnings decline, the stock market is now seeking to gauge the new reality before embarking on its future path. Over the next several quarters, it is likely that the market will remain fairly volatile until a consensus emerges with regard to the future.

In this environment, we continue to focus on stocks benefiting from strong secular trends and company-specific stories, especially those having more predictable earnings streams. We are carefully monitoring the effect that monetary and fiscal stimulus is having on the economy, however, it is to determine if a more aggressive investment posture is warranted. In the meantime, we have added some names to the Fund that could benefit from the significant domestic infrastructure investment associated with the proposed stimulus plans.

Performance:

For the year ended December 31, 2008, Transamerica Partners Mid Growth Fund returned (41.87%). By comparison, its benchmark, the Russell Mid Cap Growth® Index, returned (44.32%).

Strategy Review:

Columbus Circle Investor’s team of investment analysts monitors numerous factors including political and/or economic developments, secular trends, industry and/or group dynamics, and company specific events to determine which companies are best positioned to benefit in revenue and earnings acceleration. Investments are selected on the basis of their potential to exceed consensus forecasts. All sectors lost value, but on a relative basis the portfolios saw out-performance in the Consumer Staples, Materials, and Energy sectors, partially offset by underperformance in the Industrial and Consumer Discretionary sectors.

Southwestern Energy was one of several exploration and production stocks that we owned throughout 2008 that focuses on developing unconventional natural gas reserves in promising U.S. onshore gas fields such as the Fayetteville Shale. Due in large part to improving drilling techniques and operating experience, results from their core properties continue to improve, leading to upward revisions to their reserves and potential future production. We sold the stock during 2008, however, as natural gas prices declined with the worsening economy.

Millennium Pharmaceutical is a biotechnology company focusing on hematology and oncology products. We owned the stock for its promising multiple myeloma drug, Velcade, whose clinical data continued to suggest upside potential. Our investment thesis was validated when the company reported sales significantly above expectations, causing management to raise guidance. Takeda Pharmaceuticals, the large Japanese drug

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December 31, 2008
(Unaudited)

company, announced the strategic acquisition of Millennium during the quarter for a significant premium and we sold the stock shortly thereafter.

SPX Corp, a diversified manufacturing company, succumbed to the fears that infected the stocks of companies that serve the Energy sector, despite robust order growth that continued for power plant cooling systems and power transformers embedded in transmission systems. Although we have meaningfully reduced it, we still own a small position in the stock as the company remains ahead of schedule for improving the operating margins of its APV unit and management is aggressively buying back the company’s shares.

Cameron International, a leading oil service equipment company, also succumbed to the fears that infected the stocks of companies that serve the Energy sector despite operating results and backlog growth that were better than expectations. We maintain a reduced position in Cameron as it is benefiting from the trend toward increased offshore activity, as more construction and drilling occurs in deeper and more remote waters.

Clifford Fox, CFA, Portfolio Manager
Michael Iacono, CFA, Co-Portfolio Manager
Columbus Circle Investors

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TRANSAMERICA PARTNERS FUNDS GROUP
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December 31, 2008
(Unaudited)

Transamerica Partners Small Value Fund

Sub-advisors:
OFI Institutional Asset Management, Inc.
Mesirow Financial Investment Management, Inc.

Market Overview:

OFI Institutional Asset Management, Inc. — This has been a year like no other in recent memory with the global economy seriously weakened and confidence in equity markets shaken to a degree unseen in a generation or more. The ongoing credit crisis, housing collapse, and its far-reaching impact on financial markets has been unprecedented as the bear market that began in October 2007 reduced equity index values by more than half before recovering somewhat in the closing weeks of 2008.

The pervasive lack of credit in 2008 fueled a massive scaling back among U.S. corporations, increasing unemployment, and decreasing consumer spending. And while third quarter Gross Domestic Product was only slightly negative, economists anticipate the fourth quarter will be among the worst on record, bringing unprecedented volatility to the markets.

While we would hesitate to call November 20th the ultimate low in the bear market that has ravaged equities over the past 14 months, the subsequent rally has been significant. From the intra-quarter low through December 31, small-cap value stocks outpaced all other size and style breakdowns: The Russell 2000 Value® Index gaining 31.2% (the S&P 500 Index returned 20.5% over this same horizon). In an absolute sense, this surpasses the technical definition of a bull market (a gain of 20%); however, its brief duration (just six weeks) precludes this designation. We typically look for a sustained rally of at least three months.

The position we are in now, following the credit and housing burst, is strikingly similar to the bursting of the technology bubble at the start of the decade. Following that tumult, valuation and risk measures swung back into favor and our portfolios outperformed for the next several years. As was the case then, we have seen choppiness (with unprecedented volatility) and indiscriminate selling moving the markets back towards a historically normal risk-averse stance — something we consider as good for our process.

Mesirow Financial Investment Management, Inc. — The fiscal year ended December 31, 2008 represented the toughest investment year that any of us had experienced in our investment careers. Simply put, there was no place to hide. Value stocks, growth stocks, small cap and large cap all were hit with “tsunami-like” force. In 2008, the S&P 500 Index experienced the highest volatility since 1938 (source: Leuthold Weeden Institutional Research). The volatility rippled through the market, leaving no sector untouched.

It is tempting to blame the market debacle in 2008 on the sub-prime mortgage crisis. Certainly that played a part. Nevertheless, other factors contributed significantly as well. Lax, sometimes non- existent, regulation let these excesses grow. Overly accommodative monetary policy fueled the bubble. The Federal Deposit Insurance Company was forced to shut an unprecedented 28 banks in 2008. Most notably, the ad hoc response by the Treasury and the Federal Reserve in these unprecedented conditions, left doubt and uncertainty to prey on the investing public and likely led to the panic that characterized this year. Finally, allowing Lehman Brothers to fail put the topper on the credit crunch and ignited the tinder that had been built up by these other factors.

The credit crunch has led the global economy into a world wide recession. Even the high-growth emerging market economies are suffering from a severe slowdown in their growth rates.

The outcome is that most major equity indexes were down around 35-40% in 2008. Indexes are off over 40-45% from their highs late in 2007. As a result, we are finding values that we have not seen in some time in the market.

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December 31, 2008
(Unaudited)

It is not unusual to find companies that are trading at low single digit price to earnings multiples, even after factoring in worst case assumptions for 2009 earnings. With massive monetary stimulus already in place, and massive fiscal stimulus promised by the incoming administration, the building blocks may be in place for markets to begin to improve.

Performance:

For the year ended December 31, 2008, Transamerica Partners Small Value Fund returned (27.17%). By comparison, its benchmark, the Russell 2000® Value Index, returned (28.92%).

Strategy Review:

OFI Institutional Asset Management, Inc. — Our quantitative investment process can be summed with just two words: systematic and disciplined. We employ a dynamic, time-tested approach based on a foundation of quantitative techniques combined with fundamental analysis to identify investment opportunities. The investment process is designed to create portfolios that closely reflect a benchmark’s fundamental characteristics.

Consumer Discretionary was costly on both an absolute and relative basis in 2008, with much of the sector’s shortfall attributable to the Specialty Retail group. Asbury Automotive Group (–86.0%), for example, fell sharply late in the year after announcing that tighter lending standards and declining consumer confidence led to lower third-quarter earnings. The stock was sold from the Fund. Similarly, Sonic Automotive (–69.2%) announced a third-quarter loss due to the weak vehicle market.

The Financials sector also contributed to the Funds’s shortfall in 2008. Virtually all of the sector’s shortfall came as a result of weak stock selectivity of the Fund’s Real Estate Investment Trust holdings. The collapsing housing bubble pulled Ashford Hospitality and Glimcher Realty Trust down 81.8% and 65.0%, respectively, for the year, while held by the Fund.

On a more positive note, the top five contributing stocks during the period (in rank) were: Arkansas Best, Encore Acquisition, Whiting Petroleum, CH Energy Group, and Pantry Inc.

The market rally in the final weeks of 2008 was a welcome respite from a difficult year and performance from the November 20th low through quarter-end was strong. The Fund gained 32.8% over the final six weeks of 2008, 1.6 percentage points ahead of the Russell 2000® Value Index. Both the Fund and its benchmark outperformed the broad-market S&P 500 Index which returned 20.5% over this same period.

Mesirow Financial Investment Management, Inc. — We construct a portfolio from the bottom up. Our proprietary screening models help to identify a pool of inexpensive, “value” stocks to focus on. We concentrate our fundamental analysis to help identify companies with sustainable free cash flow, progressive dividend policy and strong balance sheets that we believe are currently trading below their true value. We expect that over time, catalysts will emerge to drive these companies back to fair valuation.

In 2008, we were extra sensitive to maintaining a “margin of safety” in analyzing the companies we invested in. We remained on the lookout for potential disappointments. For example, we trimmed several regional banks from our portfolios as they showed signs of weakening capital and increasing non-performing loans.

We found few “fat pitches” and preferred to hold less stocks that we were more confident in, rather than forcing ourselves to invest. Our turnover was lower than usual.

Arkansas Best was one of our best performing stocks in 2008. Earnings held up well and the company performed strongly. We sold our position mid year, near its annual high for 2008.

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(Unaudited)

EZCORP has been another strong performer. EZCORP is the largest publicly traded pawn shop and pay day loan operator. Ironically, in a tough economic environment, there is ever increasing demand for their services.

Stock selection in Financials and Healthcare was strong and they were our two strongest performing sectors, relative to the underlying benchmark.

Osh Kosh Truck (“Osh Kosh”) was a disappointing holding in 2008 and negatively impacted the Fund. Osh Kosh makes trucks for military uses, garbage trucks and fire trucks. Concerns over military orders for its armored trucks and price competition in Europe have been headwinds for Osh Kosh. Nevertheless, we still believe that this is a well managed company that will ride out the cyclical headwinds.

Holly Corp. and Frontier Oil, both oil refinery companies, suffered as well. The downturn has negatively impacted gasoline demand, thus putting pressure on refinery margins. As the price of energy has come down, our overweight in Energy has also negatively impacted the Fund, although our stock picks in the energy sector outpaced the sector within the Fund’s benchmark.

David E. Schmidt, Portfolio Manager
OFI Institutional Asset Management, Inc.

Michael A. Crowe, Senior Managing Director
Rosa Welton, Senior Vice President
Mesirow Financial Investment Management, Inc.

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TRANSAMERICA PARTNERS FUNDS GROUP
MANAGEMENT REVIEW (Continued)

December 31, 2008
(Unaudited)

Transamerica Partners Small Core Fund

Sub-advisors:
Fort Washington Investment Advisors, Inc.
RS Investment Management Co., LLC
INVESCO Institutional (NA), Inc.
Wellington Management Company, LLP

Market Overview:

Fort Washington Investment Advisors, Inc. — The problems that plagued the markets in the second half of 2008 include but are not limited to:

•	The demise of several former bellwether financial firms.

•	The continued housing slump.

•	The freezing of the credit markets.

•	Rapid decline in commodity prices and commodity stocks.

What was different about fourth quarter, as compared to the prior quarter, is that the market seemed to find some solid footing, even if only since November 20-21, as several catalysts materialized to halt the rapid deterioration in investor sentiment.

The returns of the Fund were negatively impacted by the aforementioned issues and although the market rallied fairly significantly in the last five weeks of the year, it was not enough to offset the prior damage. The impact on the Fund from the market/economic environment was most acutely felt in the Energy sector from a negative absolute return perspective, as deteriorating global economic growth reduced demand for most commodities. In general, though, all sectors were impacted as well from the credit freeze that occurred.

RS Investment Management Co., LLC — Overall, 2008 was a year in which investors found few safe harbors. Most major sectors of the Russell 2000® Growth Index experienced declines of more than 30%, with some sectors losing over 50%. Hardest hit in this environment were companies with weak balance sheets that relied on excess leverage. All of 2008 will likely be remembered for many years, and perhaps for decades, as one of the most turbulent periods in the modern history of equity markets.

INVESCO Institutional (NA), Inc. — The financial and economic crisis led to historic levels of market turbulence in 2008. The carnage intensified as the year progressed, with the fourth quarter generating negative returns for the Russell 2000® Value Index in excess of 20%, despite a positive return in December. For the year, U.S. equity markets across the style and capitalization range fell more than 30%. There was nowhere to hide as global equity markets generally fared worse than the U.S. There was no meaningful difference between U.S. growth and value stocks but large stocks underperformed small stocks in 2008, which was surprising given increased risk aversion.

A global flight to quality led to positive returns for U.S. treasuries, gold held fairly steady, and the U.S. dollar rose against all major currencies except the Japanese Yen.

Governments and central banks worldwide injected liquidity into the credit markets to stave off the near-collapse of the global financial system and to restrain the economic slowdown. The U.S. Federal Funds rate dropped from 4.25% at year-end 2007 to near 0% at year-end 2008. During the year, we witnessed the largest bank failures in U.S. history. The investment banking industry was under severe duress, which led Bear Stearns and Merrill Lynch to be acquired by J. P. Morgan and Bank of America, respectively, while Lehman Brothers declared

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(Unaudited)

bankruptcy. Commodities were strong until global demand slowed, which led to a meaningful sell-off in the second half. Crude oil, which started the year around $100, peaked at $145 in July and ended the year around $44. By year-end, the financial crisis had spread to Main Street and the U.S. government extended bridge loans to the Big Three Detroit automakers to avoid their bankruptcy.

Wellington Management Company, LLP — The year ended December 31, 2008 was a difficult time for virtually all equity styles. Problems in the sub-prime mortgage market spread throughout the financial system, creating a full-blown liquidity/credit crisis that roiled global markets. The latter half of 2008 proved exceptionally tumultuous and was capped by an alarming series of events: the US government’s takeover of the Federal National Mortgage Association (“Fannie Mae”), the Federal Home Loan Mortgage Corporation (“Freddie Mac”), and American International Group, Inc. (“AIG”); the failure of Lehman Brothers Holdings Inc.; the distressed sales of the commercial banking franchises of Washington Mutual, Inc. and Wachovia Corporation; Bank of America Corporation’s acquisition of Merrill Lynch & Co., Inc.; and the conversion of investment banks, The Goldman Sachs Group, Inc. and Morgan Stanley, to commercial banks.

With an unprecedented level of coordination and cooperation, the US Treasury Department and the Federal Reserve Board (“Fed”) presided over efforts to resuscitate credit markets and stabilize the financial system, culminating in the creation of the $700 billion Troubled Asset Relief Program (“TARP”). An initial $350 billion was invested in nine large US financial institutions in an attempt to restore confidence in the system.

Concerns about inflation persisted through much of the fiscal year, fueled by record-high commodity prices. These worries were largely abated as the period came to a close, when slowing US demand and the weakening global economy caused oil and other commodities prices to drop. Over the year, the Fed lowered the fed funds rate from 4.25% to virtually 0.00%. The ongoing correction in the housing market, debt deflation, rising unemployment, and sluggish production and consumption patterns increasingly pointed to recession, as the effects of the credit crisis worked through the real economy.

Performance:

For the year ended December 31, 2008, Transamerica Partners Small Core Fund returned (36.48%). By comparison, its benchmark, the Russell 2000® Index, returned (33.79%).

Strategy Review:

Fort Washington Investment Advisors, Inc. — On the positive side of the ledger, relative returns in the Consumer Discretionary, Industrials, and Telecommunication Services sectors, along with a benefit from cash holdings helped to nearly offset the negative impact of the Energy, Healthcare and Technology sectors. Several healthcare names were particularly weak primarily due to company specific events. In addition, several energy names declined significantly due to the large drop in energy prices.

Individual names that added to performance include:

•	Industrials — Aerovironment, Duff & Phelps and ESCO Electronics

•	Consumer discretionary — Panera Bread Company, BJ’s Restaurants and PetMed Express

•	Healthcare — Genomic Health and Alexion Pharma

•	Financials — Ezcorp

•	Technology — Foundry Networks

40

TRANSAMERICA PARTNERS FUNDS GROUP
MANAGEMENT REVIEW (Continued)

December 31, 2008
(Unaudited)

Among the individual names that detracted from performance:

•	Healthcare — RTI Biologics, Spectranetics, and BioMarin Pharma

•	Energy — ION Geophysical, Berry Petroleum, Lufkin Industries, and Atwood Oceanics

•	Industrials — Energy Conversion Devices

•	Technology — Wright Express

•	Materials — Terra Industries

The Fund is positioned as follows:

•	As has been the case for several years, our largest sector overweight continues to be Healthcare, by about 3% relative to the Fund’s benchmark. We continue to see the greatest number of opportunities in that sector for sustained, high growth relative to other sectors with less sensitivity to the broader economy.

•	The Consumer Staples sector is a new overweight position at about 2.6% over the Fund’s benchmark.

•	We are still about 2.5% underweight in Industrials and Technology as we are concerned about the impact of slowing global growth on the companies in these sectors. However, in Industrials, we saw opportunities to add to or initiate positions in stocks that were at extremely depressed levels due to concerns about domestic and/or global economic activity. We believe some of these companies should benefit from the new administration’s infrastructure stimulus package.

•	We have used the nearly unprecedented sell-off in some Energy names to take our energy sector position from what was an underweight to neutral.

•	Financials are now slightly underweight by about 1% relative to the Fund’s benchmark weight. We still own no banks or thrifts due to continuing concerns about the credit cycle. However, we are becoming more interested in those two groups and would begin to initiate positions once we believe we can appropriately assess the worst case credit cycle scenario.

RS Investment Management Co., LLC — Healthcare and Financial stocks detracted most significantly from relative performance. We believed that these economic sectors were well-positioned to weather a U.S. consumer-led recession and a global commodities-led slowdown, and they did decline by less within the Russell 2000® Growth Index than the Russell 2000® Index. Nonetheless, poor stock selection led to relative losses for the Fund. On the positive side, strong stock selection in the Energy sector— where we had anticipated challenges — aided relative returns.

In technology, EPIQ Systems, a software provider which processes bankruptcy claims, delivered positive returns for the year and was a clear beneficiary of the failures of several large companies in 2008. EPIQ is a good example of a technology company with high levels of recurring business — a meaningful focus in our approach to the sector. We continue to believe that this company could be well positioned for a prosperous 2009 and beyond.

During the year, the Healthcare sector detracted significantly from returns on both an absolute and relative basis. Key holdings included RTI Biologics, which performed poorly as the business was hampered by the macro environment.

While our relative overweighting in the financial services sector aided relative results, this benefit was more than offset by poor stock selection in the sector. We had particular trouble in the area of payments processing, which we had expected to be fairly recession-resistant. Declines in two large holdings — Cardtronics and TNS, Inc. — were primarily due to currency impacts and collateral damage from the consolidation and business failures in the financial services industry. In the case of Cardtronics, these troubles were compounded by the company’s self-

41

TRANSAMERICA PARTNERS FUNDS GROUP
MANAGEMENT REVIEW (Continued)

December 31, 2008
(Unaudited)

inflicted execution issues. We exited the TNS position during the fourth quarter as business conditions deteriorated too rapidly and currency headwinds were too severe to overcome. Entering the new year, we have positioned the Fund with an overweight position in the Financial Services sector, employing a barbell approach that balances investments in recurring revenue businesses such as RiskMetrics Group and CyberSource with exposure to more credit-sensitive investments such as PrivateBancorp and Stifel Financial.

During these challenging times, and always, we remain committed to our principles of investing in fast-growing, high-margin companies with unique proprietary advantages and strong management teams. While the stock market punished all sectors and styles in the fourth quarter, our style was clearly not rewarded on an absolute basis. Nonetheless, we have not changed our investment process and we believe that, once the economy recovers and investment horizons lengthen, our fundamental research will again be rewarded.

Above all, we are committed to focusing on our core expertise and investment process. As fellow investors in the strategy, we thank you for your long-term investment.

INVESCO Institutional (NA), Inc. (Small Cap Core Strategy) — Small Cap Core is an active small capitalization strategy designed to capture excess returns through Invesco Quantitative Strategies’ proprietary multi-factor stock selection model. We believe that relative returns are predictable based on certain fundamental and behavioral concepts.

To capture excess return, our process:

1.	Systematically evaluates stocks within their industry using four key investment concepts: Earnings Momentum, Price Trend, Management Action, and Relative Value.

2.	Constructs the Fund and manages risk to limit the impact of unintended beta, size, and industry biases, through an optimization technique that seeks to maximize expected return at a specified level of risk.

3.	Quantifies and rigorously tests investment themes.

Portfolio management decisions to underweight Energy and transportation sectors contributed favorably to excess returns, while decisions to overweight the Consumer Services sector detracted from relative returns. While overall portfolio management activities during 2008 did not produce excess returns for the fund, the stock selection model used to assess the attractiveness of stocks within industries contributed favorably to relative returns.

Stock selection contributed to positive relative performance. The largest contribution came from the Consumer Services Company CSG Systems International. Oil States International, an Energy company, detracted from excess returns. Despite the crisis in the Financial sector, investments in First Bancorp and Platinum Underwriters Holdings added to excess return. Some of the portfolio holdings that are exposed to the production side of the economy fared poorly as signs of economic contraction became increasingly evident. Investments in Terra Industries and Olympic Steel, both from the Basic Materials sector, reduced relative returns as did an investment in Tecumseh Products, an Industrial sector manufacturer.

INVESCO Institutional (NA), Inc. (Small Cap Value Strategy) — Small Cap Value is an active small capitalization strategy designed to capture excess returns through Invesco Quantitative Strategies’ proprietary multi-factor stock selection model. We believe that relative returns are predictable based on certain fundamental and behavioral concepts.

To capture excess return, our process:

1.	Systematically evaluates stocks within their industry using four key investment concepts: Earnings Momentum, Price Trend, Management Action, and Relative Value.

42

TRANSAMERICA PARTNERS FUNDS GROUP
MANAGEMENT REVIEW (Continued)

December 31, 2008
(Unaudited)

2.	Constructs the Fund and manages risk to limit the impact of unintended beta, size, and industry biases, through an optimization technique that seeks to maximize expected return at a specified level of risk.

3.	Quantifies and rigorously tests investment themes.

While overall portfolio management activities during 2008 did not produce excess returns for the Fund, the stock selection model used to assess the attractiveness of stocks within industries contributed favorably to relative returns.

Stock selection contributed positively to excess returns as did decisions to hold stocks with lower than market betas. Exposure to stocks with historically higher relative strength detracted from returns. While our decisions regarding which stocks to overweight aided returns, stocks that were in the Fund’s benchmark and that were not held in the Fund lowered relative returns. Favorable return contributions came from holdings in CSG Systems International (Consumer Services sector), Stone Energy (Energy sector), and First Bancorp (Financial sector). Stocks detracting from returns include Blyth Inc. (Consumer sector), Graftech International (Industrials sector), and Tecumseh Products (Industrials sector).

Wellington Management Company, LLP — Our investment approach emphasizes bottom up stock selection. The Fund is constructed without regard to sector weights however, we do carefully consider diversification to limit risk. Relative out-performance was aided by strong stock selection within the Consumer Discretionary, Materials, and Energy sectors.

Within Consumer Discretionary, holdings in Cato, Choice Hotels, and Helen of Troy outperformed.

Materials holdings Compass Mineral and Zep were the Fund’s largest absolute contributors. Compass Mineral owns very long-lived reserves of salt in North America and England which are used for highway de-icing and consumer, agricultural, and industrial applications. The company also produces and markets sulfate of potash, a specialty fertilizer. Severe winter weather in the Midwest, as well as rapidly escalating potash prices, significantly increased the company’s earnings prospects for 2008. We trimmed our position over the period as escalating potash prices pushed the stock toward our target price.

The Fund’s largest relative contributor during the period was independent oil and gas exploration and production company, Whiting Petroleum. The company benefited from favorable oil and gas pricing trends given its strong and growing reserve position and exploration potential. We trimmed the position during the third quarter on strength following the run-up in oil prices.

Stock selection in Industrials detracted from relative performance as a weakening economy contributed to price declines in several holdings including ACCO, Belden, AirTran, Albany, and Carlisle. Positive relative performance was also modestly offset by our underweight to and our security selection within the Financials sector.

Bihag N. Patel, CFA, Senior Portfolio Manager
David K. Robinson, CFA, Senior Portfolio Manager
Daniel J. Kapusta, Senior Portfolio Manager
Richard R. Jandrain III, Managing Director/Senior Portfolio Manager
Fort Washington Investment Advisors, Inc.

43

TRANSAMERICA PARTNERS FUNDS GROUP
MANAGEMENT REVIEW (Continued)

December 31, 2008
(Unaudited)

Bill Wolfenden
Scott Tracy
Co-Portfolio Managers
RS Investment Management Co., LLC

Jeremy Lefkowitz, Head of Portfolio Management
Dan Kostyk, Portfolio Manager
Glen Murphy, Portfolio Manager
Anthony Munchak, Portfolio Manager
Francis Orlando, Portfolio Manager
INVESCO Institutional (NA), Inc.

Stephen T. O’Brien, Senior Vice President/Equity Portfolio Manager
Timothy J. McCormack, CFA, Vice President/Equity Portfolio Manager
Shaun F. Pedersen, Vice President/Equity Portfolio Manager
Wellington Management Company, LLP

44

TRANSAMERICA PARTNERS FUNDS GROUP
MANAGEMENT REVIEW (Continued)

December 31, 2008
(Unaudited)

Transamerica Partners Small Growth Fund

Sub-advisor:
Perimeter Capital Partners LLC

Market Overview:

The fiscal year ended December 31, 2008 was the worst year for U.S. equities since 1931 and was a particularly difficult year for small cap growth managers, where fewer than 20% of managers beat the Russell 2000® Growth Index (Source: Merrill Lynch). The market began the year poorly, posting double digit negative returns in the first quarter as sub prime fears and the eventual collapse of Bear Stearns weighed on stocks. In fact, Energy was the only sector to post positive returns in that quarter. The Federal Reserve target interest rate began 2008 at 4.25%, down from 5.25% in September 2007.

By mid-year Energy continued its ascent as oil increased to over $140 per barrel. Energy stocks in the Russell 2000® Growth Index contributed 3.61% of the total second quarter benchmark return of 4.48%. There was also a large cap bias to the second quarter as investors fled to larger companies with less perceived risk. Managers that remained true to their small cap style were negatively impacted by this phenomenon. Credit concerns and unemployment accelerated and by the third quarter the government began debating the bailout bill. It also became clear that the credit fever was not limited to the U.S. but the global economy would also be roiled. Upon this development, the U.S. dollar surged, creating a tailwind for small cap stocks since small caps tend to have less international exposure.

Poor economic data accelerated into the end of year while the market managed to bottom on November 21st. This date marked what appears to be the early stages of sector and cyclical rotation, an event that we have been anticipating, where defensive sectors and stocks that had been outperforming begin to under-perform. After November 21st, the market rallied more than 20% as investors began the shift toward early cyclical stocks, oversold stocks, and companies likely to benefit from the infrastructure stimulus planned to begin in 2009.

Performance:

For the year ended December 31, 2008, Transamerica Partners Small Growth Fund returned (38.31%). By comparison, its benchmark, the Russell 2000® Growth Index, returned (38.54%).

Strategy Review:

The Fund is designed as a highly-diversified, equally-weighted portfolio. Our process is systematic and has been tested in both up and downward trending markets. Our investment process concentrates our focus on stocks that exhibit sustainable relative growth characteristics that we believe are paramount to future out-performance. In 2008, stock selection represented all of the alpha generation in the Fund beating the Russell 2000® Growth Index in seven out of ten sectors, with notable strength in Consumer Discretionary, Healthcare, and Materials sectors.

A significant contributor was Emergent Biosolutions (EBS). This biopharmaceutical company with the only FDA approved vaccine for Anthrax prevention received a large vaccine contract to increase strategic government stockpiles, essentially securing revenues through 2011. After the company demonstrated insider selling, the intent to raise equity, and exceptional out-performance, we exited our position.

In another example, software company EPIQ Systems (EPIQ) is benefiting from accelerating bankruptcies, including such high profile cases such as Lehman Brothers. The company services the legal profession with a focus on corporate bankruptcy proceedings. Given this environment, we expect bankruptcies to escalate further, fueling strong earnings growth over the next couple of years, and we maintain a large position on that basis.

45

TRANSAMERICA PARTNERS FUNDS GROUP
MANAGEMENT REVIEW (Continued)

December 31, 2008
(Unaudited)

In the Energy sector, oil service company Hercules Offshore (HERO) was a detractor from performance in 2008 as it provides shallow water drilling rigs, inland barge rigs, and lift-boats to energy producers in the Gulf of Mexico. Production in the shallow water Gulf of Mexico is very sensitive to changes in commodity prices and as a result the stock sold off drastically.

Economic uncertainty is the topic of discussion at every turn and it is this uncertainty that keeps a lid on the market as bulls and bears jockey for position. We remain committed to our investment discipline, which once again prevailed in a very difficult market, and we are excited about the prospects for the Fund going forward.

Mark D. Garfinkel, CFA
Portfolio Manager
Perimeter Capital Partners LLC

46

TRANSAMERICA PARTNERS FUNDS GROUP
MANAGEMENT REVIEW (Continued)

December 31, 2008
(Unaudited)

Transamerica Partners International Equity Fund

Sub-advisors:
LSV Asset Management
Wellington Management Company, LLP

Market Environment:

LSV Asset Management — The fiscal year ended December 31, 2008 was the worst year for foreign stocks in the 38 year history of the MSCI EAFE Index (“the Index”), which fell 43.4% in U.S. dollar terms. A global economic slowdown and credit crisis impacted markets around the globe with every country in the Index falling sharply. Japan was the best performer with a return of (29.2%) in U.S. dollar terms while Ireland fell nearly 72%. The U.S. dollar strengthened against most currencies and added to the woes of U.S. dollar based investors. Stocks in the Index fell 40.3% in local currency terms indicating that an additional 3.1% of the total return was due to the currency effect of a stronger dollar.

Problems in the credit markets spread around the globe as what was perceived to be a U.S. sub-prime crisis impacted banks all over the planet. Even the largest bank in Iceland was impacted by the credit crisis and had to be rescued by its government. All over Europe, banks sought refuge with the same fury we saw here in the United States. At the same time, there was a global effort on the part of central banks to try and stabilize the financial system and re-instill confidence on the part of investors. There were several coordinated ‘rate-cuts’ and multiple stimulus packages announced to try and reverse the downward economic spiral.

While it is too early to tell if these stimulus packages will work, one thing that is clear is that the bear market has created some amazing bargains in terms of stock prices. Many companies are trading at single digit price/earnings ratios and the overall market is trading at 1.3x book value. Clearly, corporate earnings are distressed, but stock prices are as well and opportunities to pick up quality companies at low multiples exist all over the world.

Wellington Management Company, LLP — The fiscal year ended December 31, 2008 was a difficult time for virtually all equity styles. Problems in the sub-prime mortgage market spread throughout the financial system, creating a full-blown liquidity/credit crisis that roiled global markets. The final two months of the fiscal year proved exceptionally tumultuous and were capped by an alarming series of events: the US government’s takeover of the Federal National Mortgage Association (“Fannie Mae”), the Federal Home Loan Mortgage Corporation (“Freddie Mac”), and American International Group, Inc. (“AIG”); the failure of Lehman Brothers Holdings Inc.; the distressed sales of the commercial banking franchises of Washington Mutual, Inc. and Wachovia Corporation; Bank of America Corporation’s acquisition of Merrill Lynch & Co., Inc.; and the conversion of investment banks, The Goldman Sachs Group, Inc. and Morgan Stanley, to commercial banks.

With an unprecedented level of coordination and cooperation, the US Treasury Department and the Federal Reserve Board (“Fed”) presided over efforts to resuscitate credit markets and stabilize the financial system, culminating in the creation of the $700 billion Troubled Asset Relief Program (“TARP”). An initial $350 billion was invested in nine large US financial institutions in an attempt to restore confidence in the system.

Concerns about inflation persisted through much of the fiscal year, fueled by record-high commodity prices. These worries were largely abated as the period came to a close, when slowing US demand and the weakening global economy caused oil and other commodities prices to drop. Over the year, the Fed lowered the fed funds rate from 4.25% to virtually 0.00%. The ongoing correction in the housing market, debt deflation, rising unemployment, and sluggish production and consumption patterns increasingly pointed to recession, as the effects of the credit crisis worked through the real economy.

47

TRANSAMERICA PARTNERS FUNDS GROUP
MANAGEMENT REVIEW (Continued)

December 31, 2008
(Unaudited)

Performance:

For the year ended December 31, 2008, Transamerica Partners International Equity Fund returned (50.25%). By comparison, its benchmark, the MSCI World Ex-US Index, returned (43.23%).

Strategy Review:

LSV Asset Management — LSV Asset Management is a quantitative value manager focused on building a diversified portfolio of stocks with attractive fundamentals. The Fund could be characterized as “deep value” in nature because LSV maintains below benchmark valuations metrics like price/cash flow, price/earnings, price/book and price/sales values. Stock selection and this style bias are the primary contributors to results over time since LSV takes only very small country or sector bets relative to a benchmark. LSV’s style is complementary to the other sub-advisor on the Fund.

For the year, LSV lagged the Fund’s benchmark by about 1%. Value stocks performed worse than growth stocks during the year, as the Fund’s benchmark lagged the MSCI World Ex-US Index by 0.7%. LSV’s deep value bias was the single largest detractor for the year. Low price/earnings multiple stocks performed worse than high price/earnings multiple stocks even within our ‘value’ benchmark. Our bias focusing on the cheaper stocks cost us around 3% for the year.

The single largest contributor (+65bp) for the year, relative to the benchmark, was The Royal Bank of Scotland Group (RBS) which declined sharply but was not owned in the Fund. RBS was a large position in the Fund’s benchmark and we were fortunate not to own that stock. The next largest contributors were NTT Docomo and Nippon Telegraph and Telephone Corp. from Japan where we had overweights. However, we were also overweight in some of the auto companies which pared back results as that industry underperformed the market. Positions in Peugeot (France) and Nissan Motor (Japan) cost us more than 70bp relative to the Fund’s benchmark.

Wellington Management Company, LLP — Portfolio positioning is the result of fundamental, bottom up stock selection. As growth investors, we look for companies with improving fundamentals that are likely to exceed market expectations. We prefer to buy companies after we are able to confirm that fundamentals are getting better. Underperformance during the year was led by unfavorable stock selection in Financials, Consumer Discretionary, and Industrials.

Stock selection within Financials detracted from relative performance, particularly our positions in global financial services firm UBS, and United Kingdom based bank, Barclays. Both firms were negatively impacted by the global credit crisis. Shares of UBS declined on news that exposures to sub-prime loans were larger than expected which resulted in a dilutive capital raise.

Performance within Consumer Discretionary was hurt by our position in Arcandor. The German retailer was the Fund’s largest absolute and relative detractor during the reporting period. The company reduced its full year earnings guidance amid a challenging retail environment in Western Europe given the slowing economy. We eliminated our position on the expectation of further global weakness.

Within Industrials our capital goods holdings detracted from performance, particularly our positions in Suntech Power, Renewable Energy, and Hansen Transmissions. These alternative energy stocks were impacted by both falling oil prices and lower demand due to the global credit crisis.

48

TRANSAMERICA PARTNERS FUNDS GROUP
MANAGEMENT REVIEW (Continued)

December 31, 2008
(Unaudited)

The Fund benefited from sector allocation decisions, including a lower-than-benchmark weight to Materials and Energy and a higher-than-benchmark weight to the Healthcare sector. The Fund also benefited from an opportunistic cash position, which helped relative performance in a downward-trending market.

Josef Lakonishok, Ph.D., Chief Investment Officer
Puneet Mansharamani, CFA
Menno Vermeulen, CFA
Co-Portfolio Managers
LSV Asset Management

Andrew J. Offitt, Senior Vice President/Equity Portfolio Manager
Jean-Marc Berteaux, Senior Vice President/Equity Portfolio Manager
Matthew D. Hudson, CFA, Vice President, Equity Portfolio Manager
Wellington Management Company, LLP

49

TRANSAMERICA PARTNERS FUNDS GROUP
PERFORMANCE OVERVIEW

December 31, 2008
(Unaudited)

Each chart on the following pages represents the change in value of a hypothetical investment of $10,000 in a Fund of Transamerica Partners Funds Group (formerly, Diversified Investors Funds Group) from December 31, 1998 (or the commencement of operations, if later than December 31, 1998) to December 31, 2008. Please refer to the Management Review for the Funds, which should be read in conjunction with each chart.

Total return calculations include changes in net asset value per share and assume reinvestment of all dividends and distributions. The performance information and graphs do not reflect the deduction of taxes that an investor would pay on the redemption of fund shares.

The performance figures represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Visit www.transamericafunds.com for performance information current to the most recent month-end.

50

TRANSAMERICA PARTNERS FUNDS GROUP
PERFORMANCE OVERVIEW (Continued)

December 31, 2008
(Unaudited)

Money Market Fund

Average Annual Total Returns
Year to Date	1.90%
5 Year	2.78%
10 Year	2.97%

High Quality Bond Fund

Average Annual Total Returns
Year to Date	(0.09)%
5 Year	2.12%
10 Year	3.57%

*	Effective May 1, 2008, the benchmark for High Quality Bond Fund changed from Merrill Lynch 1-3 Year Treasury Index to the Merrill Lynch 1-3 Year Government/Corporate Bond. This index comes closest to matching the investment objective of the High Quality Bond Fund.

51

TRANSAMERICA PARTNERS FUNDS GROUP
PERFORMANCE OVERVIEW (Continued)

December 31, 2008
(Unaudited)

Inflation – Protected Securities Fund

Average Annual Total Returns
Year to Date	(2.66)%
5 Year	2.21%
10 Year	3.53%

**	Formerly, Lehman Brothers US TIPS Index.

Core Bond Fund

Average Annual Total Returns
Year to Date	(2.33)%
5 Year	2.59%
10 Year	3.94%

***	Formerly, Lehman Brothers Aggregate Bond Index.

52

TRANSAMERICA PARTNERS FUNDS GROUP
PERFORMANCE OVERVIEW (Continued)

December 31, 2008
(Unaudited)

Total Return Bond Fund

Average Annual Total Returns
Year to Date	(9.00)%
Inception to Date	(0.54)%

***	Formerly, Lehman Brothers Aggregate Bond Index.

High Yield Bond Fund

Average Annual Total Returns
Year to Date	(29.31)%
5 Year	(1.99)%
10 Year	1.58%

53

TRANSAMERICA PARTNERS FUNDS GROUP
PERFORMANCE OVERVIEW (Continued)

December 31, 2008
(Unaudited)

Balanced Fund

Average Annual Total Returns
Year to Date	(27.15)%
5 Year	(1.53)%
10 Year	(0.16)%

***	Formerly, Lehman Brothers Aggregate Bond Index.

Large Value Fund

Average Annual Total Returns
Year to Date	(43.35)%
5 Year	(4.51)%
10 Year	(0.36)%

54

TRANSAMERICA PARTNERS FUNDS GROUP
PERFORMANCE OVERVIEW (Continued)

December 31, 2008
(Unaudited)

Value Fund

Average Annual Total Returns
Year to Date	(46.87)%
Inception to Date	(14.13)%

Stock Index Fund

Average Annual Total Returns
Year to Date	(37.38)%
5 Year	(2.78)%
Inception to Date	(2.47)%

55

TRANSAMERICA PARTNERS FUNDS GROUP
PERFORMANCE OVERVIEW (Continued)

December 31, 2008
(Unaudited)

Large Core Fund

Average Annual Total Returns
Year to Date	(37.03)%
5 Year	(3.52)%
10 Year	(4.12)%

Large Growth Fund

Average Annual Total Returns
Year to Date	(40.21)%
5 Year	(4.62)%
10 Year	(3.75)%

56

TRANSAMERICA PARTNERS FUNDS GROUP
PERFORMANCE OVERVIEW (Continued)

December 31, 2008
(Unaudited)

Growth Fund

Average Annual Total Returns
Year to Date	(51.24)%
5 Year	(4.53)%
10 Year	(3.30)%

Mid Value Fund

Average Annual Total Returns
Year to Date	(38.09)%
5 Year	0.25%
Inception to Date	3.71%

57

TRANSAMERICA PARTNERS FUNDS GROUP
PERFORMANCE OVERVIEW (Continued)

December 31, 2008
(Unaudited)

Mid Growth Fund

Average Annual Total Returns
Year to Date	(41.87)%
5 Year	(0.22)%
Inception to Date	(0.68)%

Small Value Fund

Average Annual Total Returns
Year to Date	(27.17)%
5 Year	(3.55)%
Inception to Date	0.68%

58

TRANSAMERICA PARTNERS FUNDS GROUP
PERFORMANCE OVERVIEW (Continued)

December 31, 2008
(Unaudited)

Small Core Fund

Average Annual Total Returns
Year to Date	(36.48)%
5 Year	(3.78)%
10 Year	0.21%

Small Growth Fund

Average Annual Total Returns
Year to Date	(38.31)%
5 Year	(4.38)%
Inception to Date	2.09%

59

TRANSAMERICA PARTNERS FUNDS GROUP
PERFORMANCE OVERVIEW (Continued)

December 31, 2008
(Unaudited)

International Equity Fund

Average Annual Total Returns
Year to Date	(50.25)%
5 Year	(1.62)%
10 Year	0.82%

Certain fees and expenses of the funds are currently being waived and reimbursed as described in the prospectus. Had the expenses not been waived, returns would have been lower.

“Inception to date” information on the indices is shown from the first day of the month during which or after the applicable fund commenced operations, depending on which is closer, as follows:

(1)	This index is shown for the period June 1, 2005 through December 31, 2008.

(2)	This index is shown for the period March 1, 1999 through December 31, 2008.

(3)	This index is shown for the period August 1, 2001 through December 31, 2008.

(4)	This index is shown for the period September 1, 2001 through December 31, 2008.

(5)	This index is shown for the period July 1, 2002 through December 31, 2008.

(6)	This index is shown for the period August 1, 2002 through December 31, 2008.

60

TRANSAMERICA PARTNERS FUNDS GROUP
AN EXPLANATION OF FUND EXPENSES

(Unaudited)

As a shareholder in a mutual fund invested in a corresponding Series of Transamerica Partners Portfolios (formerly, Diversified Investors Portfolios) or Master Investment Portfolio, you will bear the ongoing costs of managing the corresponding Series in which your fund invests (such as the investment advisor’s fee and other expenses). You will also bear the cost of operating the mutual fund (such as distribution fees, administrative fees, and other expenses).

The first column in the following table assumes an investment of $1,000 on July 1, 2008. The second column will show your ending balance (per $1,000) on December 31, 2008. The third column will show how much of your investment (per $1,000) went to the ongoing costs of both your mutual fund and its corresponding Series. The figures in both of these columns are based on the actual total return and the actual expenses incurred for the period July 1, 2008-December 31, 2008. In order to approximate how much you paid in expenses during the six months, divide your balance by 1,000, and multiply the result by the dollar amount shown under the heading “Expenses Paid During the Period July 1, 2008-December 31, 2008”.

The fourth and fifth columns will also show your ending balance (per $1,000) on December 31, 2008 and how much of your investment (per $1,000) went to the ongoing costs of both your mutual fund and its corresponding Series, but assumes a total annual return rate of 5% before expenses. Since the 5% is hypothetical, the ending account values and the expenses paid for the period July 1, 2008-December 31, 2008 will not be the actual values per $1,000 of your investment. This information is presented so you may compare the cost of investing in a Transamerica Partners Fund (formerly, Diversified Investors Fund) against the cost of investing in other funds. Other mutual funds should provide this information based on a hypothetical annual return of 5% before expenses in their most recent report in order for you to make a fair comparison.

61

TRANSAMERICA PARTNERS FUNDS GROUP
AN EXPLANATION OF FUND EXPENSES (Continued)

(Unaudited)

			Expenses Paid		Expenses Paid
		Ending Account	During the Period	Ending Account	During the Period
	Beginning Account	Value	July 1, 2008-	Value	July 1, 2008-	Annualized
	Value	December 31,	December 31,	December 31,	December 31,	Expense
Fund	July 1, 2008	2008(1)	2008(1)(2)(3)	2008(4)	2008(2)(3)(4)	Ratio(2)(5)
Money Market	$1,000	$1,006.80	$4.04	$1,021.11	$4.06	0.80%

High Quality Bond	1,000	986.90	4.72	1,020.38	4.80	0.95

Inflation-Protected Securities	1,000	939.50	4.92	1,020.06	5.13	1.01

Core Bond	1,000	973.70	4.63	1,020.44	4.74	0.93

Total Return Bond	1,000	939.70	4.89	1,020.10	5.09	1.00

High Yield Bond	1,000	715.20	4.74	1,019.61	5.58	1.10

Balanced	1,000	794.30	4.96	1,019.61	5.58	1.10

Large Value	1,000	673.50	4.21	1,020.11	5.08	1.00

Value	1,000	666.50	4.40	1,019.86	5.33	1.05

Stock Index	1,000	712.80	2.80	1,021.87	3.30	0.65

Large Core	1,000	702.00	4.92	1,019.36	5.84	1.15

Large Growth	1,000	670.40	5.08	1,019.06	6.14	1.21

Growth	1,000	593.70	5.21	1,018.60	6.60	1.30

Mid Value	1,000	693.20	5.32	1,018.85	6.34	1.25

Mid Growth	1,000	616.10	5.51	1,018.32	6.88	1.36

Small Value	1,000	804.00	6.64	1,017.78	7.43	1.46

Small Core	1,000	715.90	6.19	1,017.92	7.28	1.44

Small Growth	1,000	695.00	6.55	1,017.41	7.80	1.54

International Equity	1,000	586.30	5.58	1,018.10	7.10	1.40

(1)	Based on actual returns and expenses.

(2)	These figures reflect the expenses of both the mutual fund and its corresponding Series.

(3)	Expenses are equal to each Fund’s annualized expense ratio multiplied by the average account value over the period, divided by 366, multiplied by 184 (to reflect the one-half year period).

(4)	Based on hypothetical 5% annual returns before actual expenses.

(5)	Please be aware that the expense ratios shown in this column may not match the expense ratios shown in each Fund’s financial highlights, as the expense ratios in the financial highlights reflect the actual expense ratios for the year January 1, 2008-December 31, 2008.

62

TRANSAMERICA PARTNERS FUNDS GROUP
MONEY MARKET

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2008

Assets:
Investment in Series Portfolio, at value (Note 2)	$464,561,787
Receivable for Fund shares sold	55,079,989
Receivable for fee reimbursements	—

Total assets	519,641,776

Liabilities:
Due to Advisor	7,298
Payable for Fund shares redeemed	46,262,752
Accrued expenses	67,424
Administration fees	128,175
Distribution fees	106,812

Total liabilities	46,572,461

Net assets	$473,069,315

Net assets consist of:
Paid-in capital	$473,297,453
Undistributed (accumulated) net investment income (loss) allocated from Series Portfolio	—
Undistributed (accumulated) net realized gains (losses) allocated from Series Portfolio	(228,138)
Net unrealized appreciation (depreciation) allocated from Series Portfolio	—

Net assets	$473,069,315

Outstanding shares, $0.00001 par value per share, unlimited number of shares of beneficial interest authorized	44,593,556

Net asset value per share*	$10.61

*	Net asset value per share equals Net assets/Outstanding shares.

STATEMENT OF OPERATIONS
For the year ended December 31, 2008

Net investment income allocated from Series Portfolio (Note 2):
Interest income	$11,940,830
Securities lending income (net)	—
Dividend income	—
Expenses (net of reimbursement)	(1,193,114)

Net investment income (loss) allocated from Series Portfolio	10,747,716

Expenses (Notes 2 and 3):
Administration fees	1,320,877
Distribution fees	1,100,731
Registration fees	40,584
Audit and tax fees	15,988
Legal fees	8,924
Trustee fees	11,252
Insurance fees	1,874
Fund accounting fees	9,900
Dues and subscriptions	1,977
Reports to shareholders	42,143

Total expenses	2,554,250
Expenses reimbursed	(225,025)

Net expenses	2,329,225

Net investment income (loss)	8,418,491

Realized and unrealized gains (losses) on investments (Note 2):
Net realized gains (losses) allocated from Series Portfolio	(194,461)
Change in net unrealized appreciation (depreciation) allocated from Series Portfolio	—

Net realized and unrealized gains (losses) on investments	(194,461)

Net increase (decrease) in net assets resulting from operations	$8,224,030

STATEMENTS OF CHANGES IN NET ASSETS

	For the year	For the year
	ended 12/31/08	ended 12/31/07
From operations:
Net investment income (loss)	$8,418,491	$16,962,581
Net realized gains (losses) allocated from Series Portfolio	(194,461)	—
Change in net unrealized appreciation (depreciation) allocated from Series Portfolio	—	—

Net increase (decrease) in net assets resulting from operations	8,224,030	16,962,581

Dividends and distributions to shareholders from (Notes 2 and 6):
Net investment income	(8,418,491)	(16,962,581)
Net realized gains from investment transactions	—	—
Tax return of capital	(237,823)	(9,841)

Total dividends and distributions	(8,656,314)	(16,972,422)

Capital share transactions (Note 5):
Shares sold	1,489,071,300	1,120,270,376
Shares issued on reinvestment of dividends and distributions	8,656,314	16,972,422
Shares redeemed	(1,415,578,579)	(1,107,206,810)

Increase (decrease) in net assets from capital share transactions	82,149,035	30,035,988

Total increase (decrease) in net assets	81,716,751	30,026,147

Net assets:
Beginning of year	391,352,564	361,326,417

End of year	$473,069,315	$391,352,564

Undistributed (accumulated) net investment income (loss) allocated from Series Portfolio	$—	$—

See notes to financial statements.

63

TRANSAMERICA PARTNERS FUNDS GROUP
HIGH QUALITY BOND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2008

Assets:
Investment in Series Portfolio, at value (Note 2)	$113,975,238
Receivable for Fund shares sold	77,832
Receivable for fee reimbursements	—

Total assets	114,053,070

Liabilities:
Due to Advisor	—
Payable for Fund shares redeemed	6,832,910
Accrued expenses	32,651
Administration fees	31,754
Distribution fees	26,462

Total liabilities	6,923,777

Net assets	$107,129,293

Net assets consist of:
Paid-in capital	$120,206,248
Undistributed (accumulated) net investment income (loss) allocated from Series Portfolio	1
Undistributed (accumulated) net realized gains (losses) allocated from Series Portfolio	(6,337,740)
Net unrealized appreciation (depreciation) allocated from Series Portfolio	(6,739,216)

Net assets	$107,129,293

Outstanding shares, $0.00001 par value per share, unlimited number of shares of beneficial interest authorized	9,789,266

Net asset value per share*	$10.94

*	Net asset value per share equals Net assets/Outstanding shares.

STATEMENT OF OPERATIONS
For the year ended December 31, 2008

Net investment income allocated from Series Portfolio (Note 2):
Interest income	$7,004,167
Securities lending income (net)	70,337
Dividend income	—
Expenses (net of reimbursement)	(585,251)

Net investment income (loss) allocated from Series Portfolio	6,489,253

Expenses (Notes 2 and 3):
Administration fees	459,286
Distribution fees	382,738
Registration fees	16,475
Audit and tax fees	16,150
Legal fees	2,116
Trustee fees	3,562
Insurance fees	1,355
Fund accounting fees	9,900
Dues and subscriptions	1,675
Reports to shareholders	11,690

Total expenses	904,947
Expenses reimbursed	—

Net expenses	904,947

Net investment income (loss)	5,584,306

Realized and unrealized gains (losses) on investments (Note 2):
Net realized gains (losses) allocated from Series Portfolio	1,050,285
Change in net unrealized appreciation (depreciation) allocated from Series Portfolio	(5,921,805)

Net realized and unrealized gains (losses) on investments	(4,871,520)

Net increase (decrease) in net assets resulting from operations	$712,786

STATEMENTS OF CHANGES IN NET ASSETS

	For the year	For the year
	ended 12/31/08	ended 12/31/07
From operations:
Net investment income (loss)	$5,584,306	$11,012,401
Net realized gains (losses) allocated from Series Portfolio	1,050,285	(659,631)
Change in net unrealized appreciation (depreciation) allocated from Series Portfolio	(5,921,805)	2,988,795

Net increase (decrease) in net assets resulting from operations	712,786	13,341,565

Dividends and distributions to shareholders from (Notes 2 and 6):
Net investment income	(5,926,827)	(11,486,571)
Net realized gains from investment transactions	—	—
Tax return of capital	—	—

Total dividends and distributions	(5,926,827)	(11,486,571)

Capital share transactions (Note 5):
Shares sold	49,384,696	52,709,524
Shares issued on reinvestment of dividends and distributions	5,926,827	11,486,571
Shares redeemed	(222,609,389)	(75,538,713)

Increase (decrease) in net assets from capital share transactions	(167,297,866)	(11,342,618)

Total increase (decrease) in net assets	(172,511,907)	(9,487,624)

Net assets:
Beginning of year	279,641,200	289,128,824

End of year	$107,129,293	$279,641,200

Undistributed (accumulated) net investment income (loss) allocated from Series Portfolio	$1	$84,674

See notes to financial statements.

64

TRANSAMERICA PARTNERS FUNDS GROUP
INFLATION-PROTECTED SECURITIES

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2008

Assets:
Investment in Series Portfolio, at value (Note 2)	$143,448,906
Receivable for Fund shares sold	99,761
Receivable for fee reimbursements	290

Total assets	143,548,957

Liabilities:
Due to Advisor	—
Payable for Fund shares redeemed	3,918,257
Accrued expenses	32,101
Administration fees	39,830
Distribution fees	33,192

Total liabilities	4,023,380

Net assets	$139,525,577

Net assets consist of:
Paid-in capital	$157,686,285
Undistributed (accumulated) net investment income (loss) allocated from Series Portfolio	(171,920)
Undistributed (accumulated) net realized gains (losses) allocated from Series Portfolio	(8,005,090)
Net unrealized appreciation (depreciation) allocated from Series Portfolio	(9,983,698)

Net assets	$139,525,577

Outstanding shares, $0.00001 par value per share, unlimited number of shares of beneficial interest authorized	13,793,843

Net asset value per share*	$10.12

*	Net asset value per share equals Net assets/Outstanding shares.

STATEMENT OF OPERATIONS
For the year ended December 31, 2008

Net investment income allocated from Series Portfolio (Note 2):
Interest income	$9,740,937
Securities lending income (net)	382,759
Dividend income	—
Expenses (net of reimbursement)	(719,008)

Net investment income (loss) allocated from Series Portfolio	9,404,688

Expenses (Notes 2 and 3):
Administration fees	558,059
Distribution fees	465,049
Registration fees	25,181
Audit and tax fees	15,952
Legal fees	3,272
Trustee fees	4,551
Insurance fees	313
Fund accounting fees	9,900
Dues and subscriptions	1,064
Reports to shareholders	16,261

Total expenses	1,099,602
Expenses reimbursed	(428)

Net expenses	1,099,174

Net investment income (loss)	8,305,514

Realized and unrealized gains (losses) on investments (Note 2):
Net realized gains (losses) allocated from Series Portfolio	(3,670,396)
Change in net unrealized appreciation (depreciation) allocated from Series Portfolio	(11,338,288)

Net realized and unrealized gains (losses) on investments	(15,008,684)

Net increase (decrease) in net assets resulting from operations	$(6,703,170)

STATEMENTS OF CHANGES IN NET ASSETS

	For the year	For the year
	ended 12/31/08	ended 12/31/07
From operations:
Net investment income (loss)	$8,305,514	$2,699,421
Net realized gains (losses) allocated from Series Portfolio	(3,670,396)	301,375
Change in net unrealized appreciation (depreciation) allocated from Series Portfolio	(11,338,288)	2,127,944

Net increase (decrease) in net assets resulting from operations	(6,703,170)	5,128,740

Dividends and distributions to shareholders from (Notes 2 and 6):
Net investment income	(8,486,443)	(2,734,676)
Net realized gains from investment transactions	—	—
Tax return of capital	(1,553,427)	—

Total dividends and distributions	(10,039,870)	(2,734,676)

Capital share transactions (Note 5):
Shares sold	208,486,671	28,939,124
Shares issued on reinvestment of dividends and distributions	10,039,870	2,734,676
Shares redeemed	(119,174,126)	(38,742,329)

Increase (decrease) in net assets from capital share transactions	99,352,415	(7,068,529)

Total increase (decrease) in net assets	82,609,375	(4,674,465)

Net assets:
Beginning of year	56,916,202	61,590,667

End of year	$139,525,577	$56,916,202

Undistributed (accumulated) net investment income (loss) allocated from Series Portfolio	$(171,920)	$26,350

See notes to financial statements.

65

TRANSAMERICA PARTNERS FUNDS GROUP
CORE BOND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2008

Assets:
Investment in Series Portfolio, at value (Note 2)	$456,351,325
Receivable for Fund shares sold	319,038
Receivable for fee reimbursements	—

Total assets	456,670,363

Liabilities:
Due to Advisor	—
Payable for Fund shares redeemed	20,319,969
Accrued expenses	72,592
Administration fees	123,845
Distribution fees	103,204

Total liabilities	20,619,610

Net assets	$436,050,753

Net assets consist of:
Paid-in capital	$483,154,588
Undistributed (accumulated) net investment income (loss) allocated from Series Portfolio	3,492,567
Undistributed (accumulated) net realized gains (losses) allocated from Series Portfolio	(8,037,776)
Net unrealized appreciation (depreciation) allocated from Series Portfolio	(42,558,626)

Net assets	$436,050,753

Outstanding shares, $0.00001 par value per share, unlimited number of shares of beneficial interest authorized	37,637,712

Net asset value per share*	$11.59

*	Net asset value per share equals Net assets/Outstanding shares.

STATEMENT OF OPERATIONS
For the year ended December 31, 2008

Net investment income allocated from Series Portfolio (Note 2):
Interest income	$31,317,719
Securities lending income (net)	55,646
Dividend income	347,142
Expenses (net of reimbursement)	(2,178,859)

Net investment income (loss) allocated from Series Portfolio	29,541,648

Expenses (Notes 2 and 3):
Administration fees	1,732,718
Distribution fees	1,443,932
Registration fees	18,295
Audit and tax fees	18,040
Legal fees	9,927
Trustee fees	13,772
Insurance fees	3,395
Fund accounting fees	9,900
Dues and subscriptions	2,910
Reports to shareholders	46,489

Total expenses	3,299,378
Expenses reimbursed	—

Net expenses	3,299,378

Net investment income (loss)	26,242,270

Realized and unrealized gains (losses) on investments (Note 2):
Net realized gains (losses) allocated from Series Portfolio	9,623,040
Change in net unrealized appreciation (depreciation) allocated from Series Portfolio	(50,275,016)

Net realized and unrealized gains (losses) on investments	(40,651,976)

Net increase (decrease) in net assets resulting from operations	$(14,409,706)

STATEMENTS OF CHANGES IN NET ASSETS

	For the year	For the year
	ended 12/31/08	ended 12/31/07
From operations:
Net investment income (loss)	$26,242,270	$31,632,537
Net realized gains (losses) allocated from Series Portfolio	9,623,040	(5,762,922)
Change in net unrealized appreciation (depreciation) allocated from Series Portfolio	(50,275,016)	17,355,894

Increase (decrease) in net assets resulting from operations	(14,409,706)	43,225,509

Dividends and distributions to shareholders from (Notes 2 and 6):
Net investment income	(28,967,642)	(29,390,873)
Net realized gains from investment transactions	—	—
Tax return of capital	—	—

Total dividends and distributions	(28,967,642)	(29,390,873)

Capital share transactions (Note 5):
Shares sold	158,915,177	123,219,399
Shares issued on reinvestment of dividends and distributions	28,967,642	29,390,873
Shares redeemed	(422,991,858)	(222,348,716)

Net increase (decrease) in net assets from capital share transactions	(235,109,039)	(69,738,444)

Total increase (decrease) in net assets	(278,486,387)	(55,903,808)

Net assets:
Beginning of year	714,537,140	770,440,948

End of year	$436,050,753	$714,537,140

Undistributed (accumulated) net investment income (loss) allocated from Series Portfolio	$3,492,567	$58,207

See notes to financial statements.

66

TRANSAMERICA PARTNERS FUNDS GROUP
TOTAL RETURN BOND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2008

Assets:
Investment in Series Portfolio, at value (Note 2)	$119,159,367
Receivable for Fund shares sold	123,111
Receivable for fee reimbursements	—

Total assets	119,282,478

Liabilities:
Due to Advisor	4,821
Payable for Fund shares redeemed	244,846
Accrued expenses	32,520
Administration fees	31,576
Distribution fees	26,313

Total liabilities	340,076

Net assets	$118,942,402

Net assets consist of:
Paid-in capital	$142,870,232
Undistributed (accumulated) net investment income (loss) allocated from Series Portfolio	(61,010)
Undistributed (accumulated) net realized gains (losses) allocated from Series Portfolio	(349,934)
Net unrealized appreciation (depreciation) allocated from Series Portfolio	(23,516,886)

Net assets	$118,942,402

Outstanding shares, $0.00001 par value per share, unlimited number of shares of beneficial interest authorized	14,315,501

Net asset value per share*	$8.31

*	Net asset value per share equals Net assets/Outstanding shares.

STATEMENT OF OPERATIONS
For the year ended December 31, 2008

Net investment income allocated from Series Portfolio (Note 2):
Interest income	$7,297,268
Securities lending income (net)	73,801
Dividend income	37,492
Expenses (net of reimbursement)	(543,593)

Net investment income (loss) allocated from Series Portfolio	6,864,968

Expenses (Notes 2 and 3):
Administration fees	409,302
Distribution fees	341,085
Registration fees	22,220
Audit and tax fees	17,591
Legal fees	2,707
Trustee fees	3,281
Insurance fees	615
Fund accounting fees	9,900
Dues and subscriptions	1,222
Reports to shareholders	12,349

Total expenses	820,272
Expenses reimbursed	—

Net expenses	820,272

Net investment income (loss)	6,044,696

Realized and unrealized gains (losses) on investments (Note 2):
Net realized gains (losses) allocated from Series Portfolio	1,854,353
Change in net unrealized appreciation (depreciation) allocated from Series Portfolio	(21,463,227)

Net realized and unrealized gains (losses) on investments	(19,608,874)

Net increase (decrease) in net assets resulting from operations	$(13,564,178)

STATEMENTS OF CHANGES IN NET ASSETS

	For the year	For the year
	ended 12/31/08	ended 12/31/07
From operations:
Net investment income (loss)	$6,044,696	$4,687,598
Net realized gains (losses) allocated from Series Portfolio	1,854,353	784,235
Change in net unrealized appreciation (depreciation) allocated from Series Portfolio	(21,463,227)	(2,251,482)

Increase (decrease) in net assets resulting from operations	(13,564,178)	3,220,351

Dividends and distributions to shareholders from (Notes 2 and 6):
Net investment income	(6,424,595)	(4,318,117)
Net realized gains from investment transactions	(2,130,628)	(641,782)
Tax return of capital	(373,447)	—

Total dividends and distributions	(8,928,670)	(4,959,899)

Capital share transactions (Note 5):
Shares sold	63,929,201	110,537,882
Shares issued on reinvestment of dividends and distributions	8,928,670	4,959,899
Shares redeemed	(62,469,732)	(38,907,081)

Net increase (decrease) in net assets from capital share transactions	10,388,139	76,590,700

Total increase (decrease) in net assets	(12,104,709)	74,851,152

Net assets:
Beginning of year	131,047,111	56,195,959

End of year	$118,942,402	$131,047,111

Undistributed (accumulated) net investment income (loss) allocated from Series Portfolio	$(61,010)	$131,263

See notes to financial statements.

67

TRANSAMERICA PARTNERS FUNDS GROUP
HIGH YIELD BOND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2008

Assets:
Investment in Series Portfolio, at value (Note 2)	$144,010,161
Receivable for Fund shares sold	114,297
Receivable for fee reimbursements	4,232

Total assets	144,128,690

Liabilities:
Due to Advisor	—
Payable for Fund shares redeemed	3,006,110
Accrued expenses	35,119
Administration fees	37,101
Distribution fees	30,918

Total liabilities	3,109,248

Net assets	$141,019,442

Net assets consist of:
Paid-in capital	$228,722,085
Undistributed (accumulated) net investment income (loss) allocated from Series Portfolio	267,350
Undistributed (accumulated) net realized gains (losses) allocated from Series Portfolio	(21,297,488)
Net unrealized appreciation (depreciation) allocated from Series Portfolio	(66,672,505)

Net assets	$141,019,442

Outstanding shares, $0.00001 par value per share, unlimited number of shares of beneficial interest authorized	24,229,213

Net asset value per share*	$5.82

*	Net asset value per share equals Net assets/Outstanding shares.

STATEMENT OF OPERATIONS
For the year ended December 31, 2008

Net investment income allocated from Series Portfolio (Note 2):
Interest income	$19,654,153
Securities lending income (net)	—
Dividend income	64,232
Expenses (net of reimbursement)	(1,139,251)

Net investment income (loss) allocated from Series Portfolio	18,579,134

Expenses (Notes 2 and 3):
Administration fees	586,284
Distribution fees	488,570
Registration fees	24,575
Audit and tax fees	16,413
Legal fees	3,615
Trustee fees	4,561
Insurance fees	1,000
Fund accounting fees	9,900
Dues and subscriptions	1,450
Reports to shareholders	16,238

Total expenses	1,152,606
Expenses reimbursed	(142,148)

Net expenses	1,010,458

Net investment income (loss)	17,568,676

Realized and unrealized gains (losses) on investments (Note 2):
Net realized gains (losses) allocated from Series Portfolio	(16,538,232)
Change in net unrealized appreciation (depreciation) allocated from Series Portfolio	(60,446,229)

Net realized and unrealized gains (losses) on investments	(76,984,461)

Net increase (decrease) in net assets resulting from operations	$(59,415,785)

STATEMENTS OF CHANGES IN NET ASSETS

	For the year	For the year
	ended 12/31/08	ended 12/31/07
From operations:
Net investment income (loss)	$17,568,676	$16,133,429
Net realized gains (losses) allocated from Series Portfolio	(16,538,232)	1,226,878
Change in net unrealized appreciation (depreciation) allocated from Series Portfolio	(60,446,229)	(14,212,565)

Increase (decrease) in net assets resulting from operations	(59,415,785)	3,147,742

Dividends and distributions to shareholders from (Notes 2 and 6):
Net investment income	(17,390,192)	(15,852,049)
Net realized gains from investment transactions	—	—
Tax return of capital	—	—

Total dividends and distributions	(17,390,192)	(15,852,049)

Capital share transactions (Note 5):
Shares sold	76,717,128	56,644,480
Shares issued on reinvestment of dividends and distributions	17,390,192	15,852,049
Shares redeemed	(79,343,495)	(71,641,851)

Net increase (decrease) in net assets from capital share transactions	14,763,825	854,678

Total increase (decrease) in net assets	(62,042,152)	(11,849,629)

Net assets:
Beginning of year	203,061,594	214,911,223

End of year	$141,019,442	$203,061,594

Undistributed (accumulated) net investment income (loss) allocated from Series Portfolio	$267,350	$133,648

See notes to financial statements.

68

TRANSAMERICA PARTNERS FUNDS GROUP
BALANCED

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2008

Assets:
Investment in Series Portfolio, at value (Note 2)	$59,853,452
Receivable for Fund shares sold	35,760
Receivable for fee reimbursements	—

Total assets	59,889,212

Liabilities:
Due to Advisor	4,019
Payable for Fund shares redeemed	7,243,632
Accrued expenses	24,150
Administration fees	15,848
Distribution fees	13,207

Total liabilities	7,300,856

Net assets	$52,588,356

Net assets consist of:
Paid-in capital	$79,393,817
Undistributed (accumulated) net investment income (loss) allocated from Series Portfolio	(33,126)
Undistributed (accumulated) net realized gains (losses) allocated from Series Portfolio	(6,540,838)
Net unrealized appreciation (depreciation) allocated from Series Portfolio	(20,231,497)

Net assets	$52,588,356

Outstanding shares, $0.00001 par value per share, unlimited number of shares of beneficial interest authorized	4,989,452

Net asset value per share*	$10.54

*	Net asset value per share equals Net assets/Outstanding shares.

STATEMENT OF OPERATIONS
For the year ended December 31, 2008

Net investment income allocated from Series Portfolio (Note 2):
Interest income	$2,176,110
Securities lending income (net)	18,782
Dividend income	1,130,232
Expenses (net of reimbursement)	(419,644)

Net investment income (loss) allocated from Series Portfolio	2,905,480

Expenses (Notes 2 and 3):
Administration fees	251,519
Distribution fees	209,599
Registration fees	13,600
Audit and tax fees	17,431
Legal fees	1,260
Trustee fees	1,958
Insurance fees	587
Fund accounting fees	9,900
Dues and subscriptions	1,223
Reports to shareholders	6,010

Total expenses	513,087
Expenses reimbursed	(10,640)

Net expenses	502,447

Net investment income (loss)	2,403,033

Realized and unrealized gains (losses) on investments (Note 2):
Net realized gains (losses) allocated from Series Portfolio	(6,458,546)
Change in net unrealized appreciation (depreciation) allocated from Series Portfolio	(21,444,876)

Net realized and unrealized gains (losses) on investments	(27,903,422)

Net increase (decrease) in net assets resulting from operations	$(25,500,389)

STATEMENTS OF CHANGES IN NET ASSETS

	For the year	For the year
	ended 12/31/08	ended 12/31/07
From operations:
Net investment income (loss)	$2,403,033	$3,032,893
Net realized gains (losses) allocated from Series Portfolio	(6,458,546)	8,278,693
Change in net unrealized appreciation (depreciation) allocated from Series Portfolio	(21,444,876)	(9,364,685)

Increase (decrease) in net assets resulting from operations	(25,500,389)	1,946,901

Dividends and distributions to shareholders from (Notes 2 and 6):
Net investment income	(2,603,139)	(2,801,832)
Net realized gains from investment transactions	(118,406)	(6,782,913)
Tax return of capital	(7,689)	—

Total dividends and distributions	(2,729,234)	(9,584,745)

Capital share transactions (Note 5):
Shares sold	14,682,067	26,778,525
Shares issued on reinvestment of dividends and distributions	2,729,234	9,584,745
Shares redeemed	(48,398,855)	(64,321,450)

Net increase (decrease) in net assets from capital share transactions	(30,987,554)	(27,958,180)

Total increase (decrease) in net assets	(59,217,177)	(35,596,024)

Net assets:
Beginning of year	111,805,533	147,401,557

End of year	$52,588,356	$111,805,533

Undistributed (accumulated) net investment income (loss) allocated from Series Portfolio	$(33,126)	$117,337

See notes to financial statements.

69

TRANSAMERICA PARTNERS FUNDS GROUP
LARGE VALUE
(FORMERLY, VALUE & INCOME)

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2008

Assets:
Investment in Series Portfolio, at value (Note 2)	$429,122,002
Receivable for Fund shares sold	256,182
Receivable for fee reimbursements	—

Total assets	429,378,184

Liabilities:
Due to Advisor	29,790
Payable for Fund shares redeemed	15,438,070
Accrued expenses	73,052
Administration fees	114,191
Distribution fees	95,159

Total liabilities	15,750,262

Net assets	$413,627,922

Net assets consist of:
Paid-in capital	$723,949,161
Undistributed (accumulated) net investment income (loss) allocated from Series Portfolio	15,428
Undistributed (accumulated) net realized gains (losses) allocated from Series Portfolio	(55,077,313)
Net unrealized appreciation (depreciation) allocated from Series Portfolio	(255,259,354)

Net assets	$413,627,922

Outstanding shares, $0.00001 par value per share, unlimited number of shares of beneficial interest authorized	32,966,960

Net asset value per share*	$12.55

*	Net asset value per share equals Net assets/Outstanding shares.

STATEMENT OF OPERATIONS
For the year ended December 31, 2008

Net investment income allocated from Series Portfolio (Note 2):
Interest income	$107,274
Securities lending income (net)	410,173
Dividend income	20,400,668
Expenses (net of reimbursement)	(3,351,874)

Net investment income (loss) allocated from Series Portfolio	17,566,241

Expenses (Notes 2 and 3):
Administration fees	2,084,888
Distribution fees	1,737,407
Registration fees	26,139
Audit and tax fees	16,591
Legal fees	11,972
Trustee fees	16,313
Insurance fees	5,449
Fund accounting fees	9,900
Dues and subscriptions	4,037
Reports to shareholders	48,691

Total expenses	3,961,387
Expenses reimbursed	(363,983)

Net expenses	3,597,404

Net investment income (loss)	13,968,837

Realized and unrealized gains (losses) on investments (Note 2):
Net realized gains (losses) allocated from Series Portfolio	(59,517,351)
Change in net unrealized appreciation (depreciation) allocated from Series Portfolio	(319,362,095)

Net realized and unrealized gains (losses) on investments	(378,879,446)

Net increase (decrease) in net assets resulting from operations	$(364,910,609)

STATEMENTS OF CHANGES IN NET ASSETS

	For the year	For the year
	ended 12/31/08	ended 12/31/07
From operations:
Net investment income (loss)	$13,968,837	$13,645,252
Net realized gains (losses) allocated from Series Portfolio	(59,517,351)	73,389,809
Change in net unrealized appreciation (depreciation) allocated from Series Portfolio	(319,362,095)	(104,785,965)

Net increase (decrease) in net assets resulting from operations	(364,910,609)	(17,750,904)

Dividends and distributions to shareholders from (Notes 2 and 6):
Net investment income	(13,953,409)	(14,441,405)
Net realized gains from investment transactions	(3,186,505)	(93,602,788)
Tax return of capital	—	—

Total dividends and distributions	(17,139,914)	(108,044,193)

Capital share transactions (Note 5):
Shares sold	145,833,530	241,477,680
Shares issued on reinvestment of dividends and distributions	17,139,914	108,044,193
Shares redeemed	(371,379,820)	(436,962,063)

Increase (decrease) in net assets from capital share transactions	(208,406,376)	(87,440,190)

Total increase (decrease) in net assets	(590,456,899)	(213,235,287)

Net assets:
Beginning of year	1,004,084,821	1,217,320,108

End of year	$413,627,922	$1,004,084,821

Undistributed (accumulated) net investment income (loss) allocated from Series Portfolio	$15,428	$—

See notes to financial statements.

70

TRANSAMERICA PARTNERS FUNDS GROUP
VALUE

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2008

Assets:
Investment in Series Portfolio, at value (Note 2)	$32,124,298
Receivable for Fund shares sold	31,038
Receivable for fee reimbursements	—

Total assets	32,155,336

Liabilities:
Due to Advisor	111
Payable for Fund shares redeemed	9,468
Accrued expenses	24,766
Administration fees	8,079
Distribution fees	6,732

Total liabilities	49,156

Net assets	$32,106,180

Net assets consist of:
Paid-in capital	$73,485,788
Undistributed (accumulated) net investment income (loss) allocated from Series Portfolio	—
Undistributed (accumulated) net realized gains (losses) allocated from Series Portfolio	(27,326,090)
Net unrealized appreciation (depreciation) allocated from Series Portfolio	(14,053,518)

Net assets	$32,106,180

Outstanding shares, $0.00001 par value per share, unlimited number of shares of beneficial interest authorized	6,692,984

Net asset value per share*	$4.80

*	Net asset value per share equals Net assets/Outstanding shares.

STATEMENT OF OPERATIONS
For the year ended December 31, 2008

Net investment income allocated from Series Portfolio (Note 2):
Interest income	$23,624
Securities lending income (net)	26,124
Dividend income	1,546,019
Expenses (net of reimbursement)	(290,659)

Net investment income (loss) allocated from Series Portfolio	1,305,108

Expenses (Notes 2 and 3):
Administration fees	158,397
Distribution fees	131,997
Registration fees	21,257
Audit and tax fees	15,955
Legal fees	1,019
Trustee fees	1,218
Insurance fees	289
Fund accounting fees	9,900
Dues and subscriptions	1,070
Reports to shareholders	3,995

Total expenses	345,097
Expenses reimbursed	(81,367)

Net expenses	263,730

Net investment income (loss)	1,041,378

Realized and unrealized gains (losses) on investments (Note 2):
Net realized gains (losses) allocated from Series Portfolio	(28,815,708)
Change in net unrealized appreciation (depreciation) allocated from Series Portfolio	(1,807,760)

Net realized and unrealized gains (losses) on investments	(30,623,468)

Net increase (decrease) in net assets resulting from operations	$(29,582,090)

STATEMENTS OF CHANGES IN NET ASSETS

	For the year	For the year
	ended 12/31/08	ended 12/31/07
From operations:
Net investment income (loss)	$1,041,378	$734,322
Net realized gains (losses) allocated from Series Portfolio	(28,815,708)	5,554,541
Change in net unrealized appreciation (depreciation) allocated from Series Portfolio	(1,807,760)	(15,617,327)

Net increase (decrease) in net assets resulting from operations	(29,582,090)	(9,328,464)

Dividends and distributions to shareholders from (Notes 2 and 6):
Net investment income	(1,041,378)	(750,361)
Net realized gains from investment transactions	—	(6,134,306)
Tax return of capital	(27,953)	(14,778)

Total dividends and distributions	(1,069,331)	(6,899,445)

Capital share transactions (Note 5):
Shares sold	19,963,516	48,992,146
Shares issued on reinvestment of dividends and distributions	1,069,331	6,899,445
Shares redeemed	(28,395,998)	(23,790,503)

Increase (decrease) in net assets from capital share transactions	(7,363,151)	32,101,088

Total increase (decrease) in net assets	(38,014,572)	15,873,179

Net assets:
Beginning of year	70,120,752	54,247,573

End of year	$32,106,180	$70,120,752

Undistributed (accumulated) net investment income (loss) allocated from Series Portfolio	$—	$—

See notes to financial statements.

71

TRANSAMERICA PARTNERS FUNDS GROUP
STOCK INDEX

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2008

Assets:
Investment in MIP, at value (Note 2)	$401,744,587
Receivable for Fund shares sold	—
Receivable for fee reimbursements	—

Total assets	401,744,587

Liabilities:
Due to Advisor	34,585
Payable for Fund shares redeemed	6,515,317
Accrued expenses	80,606
Administration fees	123,052
Distribution fees	87,894

Total liabilities	6,841,454

Net assets	$394,903,133

Net assets consist of:
Paid-in capital	$597,800,491
Undistributed (accumulated) net investment income (loss) allocated from MIP	207,722
Undistributed (accumulated) net realized gains (losses) allocated from MIP	(48,863,461)
Net unrealized appreciation (depreciation) allocated from MIP	(154,241,619)

Net assets	$394,903,133

Outstanding shares, $0.00001 par value per share, unlimited number of shares of beneficial interest authorized	56,355,681

Net asset value per share*	$7.01

*	Net asset value per share equals Net assets/Outstanding shares.

STATEMENT OF OPERATIONS
For the year ended December 31, 2008

Net investment income allocated from MIP (Note 2):
Interest income	$242,355
Securities lending income (net)	339,515
Dividend income	12,440,786
Expenses (net of reimbursement)	(273,835)

Net investment income (loss) allocated from MIP	12,748,821

Expenses (Notes 2 and 3):
Administration/Advisory fees	1,914,932
Distribution fees	1,367,809
Registration fees	30,830
Audit and tax fees	16,370
Legal fees	10,225
Trustee fees	13,007
Insurance fees	3,198
Fund accounting fees	29,104
Dues and subscriptions	2,739
Reports to shareholders	38,444

Total expenses	3,426,658
Expenses reimbursed	(145,345)

Net expenses	3,281,313

Net investment income (loss)	9,467,508

Realized and unrealized gains (losses) on investments (Note 2):
Net realized gains (losses) allocated from MIP	(33,230,687)
Change in net unrealized appreciation (depreciation) allocated from MIP	(219,463,236)

Net realized and unrealized gains (losses) on investments	(252,693,923)

Net increase (decrease) in net assets resulting from operations	$(243,226,415)

STATEMENTS OF CHANGES IN NET ASSETS

	For the year	For the year
	ended 12/31/08	ended 12/31/07
From operations:
Net investment income (loss)	$9,467,508	$9,523,371
Net realized gains (losses) allocated from MIP	(33,230,687)	16,509,626
Change in net unrealized appreciation (depreciation) allocated from MIP	(219,463,236)	6,679,924

Net increase (decrease) in net assets resulting from operations	(243,226,415)	32,712,921

Dividends and distributions to shareholders from (Notes 2 and 6):
Net investment income	(9,257,599)	(9,611,846)
Net realized gains from investment transactions	—	—
Tax return of capital	—	—

Total dividends and distributions	(9,257,599)	(9,611,846)

Capital share transactions (Note 5):
Shares sold	134,188,816	208,740,900
Shares issued on reinvestment of dividends and distributions	9,257,599	9,611,846
Shares redeemed	(170,569,221)	(215,798,904)

Increase (decrease) in net assets from capital share transactions	(27,122,806)	2,553,842

Total increase (decrease) in net assets	(279,606,820)	25,654,917

Net assets:
Beginning of year	674,509,953	648,855,036

End of year	$394,903,133	$674,509,953

Undistributed (accumulated) net investment income (loss) allocated from MIP	$207,722	$1

See notes to financial statements.

72

TRANSAMERICA PARTNERS FUNDS GROUP
LARGE CORE
(FORMERLY, GROWTH & INCOME)

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2008

Assets:
Investment in Series Portfolio, at value (Note 2)	$114,999,476
Receivable for Fund shares sold	81,477
Receivable for fee reimbursements	—

Total assets	115,080,953

Liabilities:
Due to Advisor	5,445
Payable for Fund shares redeemed	9,312,998
Accrued expenses	35,070
Administration fees	30,737
Distribution fees	25,614

Total liabilities	9,409,864

Net assets	$105,671,089

Net assets consist of:
Paid-in capital	$202,992,084
Undistributed (accumulated) net investment income (loss) allocated from Series Portfolio	15,427
Undistributed (accumulated) net realized gains (losses) allocated from Series Portfolio	(27,438,946)
Net unrealized appreciation (depreciation) allocated from Series Portfolio	(69,897,476)

Net assets	$105,671,089

Outstanding shares, $0.00001 par value per share, unlimited number of shares of beneficial interest authorized	7,784,524

Net asset value per share*	$13.57

*	Net asset value per share equals Net assets/Outstanding shares.

STATEMENT OF OPERATIONS
For the year ended December 31, 2008

Net investment income allocated from Series Portfolio (Note 2):
Interest income	$44,302
Securities lending income (net)	61,950
Dividend income	3,476,950
Expenses (net of reimbursement)	(1,184,432)

Net investment income (loss) allocated from Series Portfolio	2,398,770

Expenses (Notes 2 and 3):
Administration fees	547,486
Distribution fees	456,238
Registration fees	17,133
Audit and tax fees	16,221
Legal fees	2,782
Trustee fees	4,213
Insurance fees	1,857
Fund accounting fees	9,900
Dues and subscriptions	2,007
Reports to shareholders	14,105

Total expenses	1,071,942
Expenses reimbursed	(157,894)

Net expenses	914,048

Net investment income (loss)	1,484,722

Realized and unrealized gains (losses) on investments (Note 2):
Net realized gains (losses) allocated from Series Portfolio	(28,853,203)
Change in net unrealized appreciation (depreciation) allocated from Series Portfolio	(57,009,090)

Net realized and unrealized gains (losses) on investments	(85,862,293)

Net increase (decrease) in net assets resulting from operations	$(84,377,571)

STATEMENTS OF CHANGES IN NET ASSETS

	For the year	For the year
	ended 12/31/08	ended 12/31/07
From operations:
Net investment income (loss)	$1,484,722	$2,543,653
Net realized gains (losses) allocated from Series Portfolio	(28,853,203)	45,362,369
Change in net unrealized appreciation (depreciation) allocated from Series Portfolio	(57,009,090)	(36,619,007)

Net increase (decrease) in net assets resulting from operations	(84,377,571)	11,287,015

Dividends and distributions to shareholders from (Notes 2 and 6):
Net investment income	(1,469,187)	(2,595,916)
Net realized gains from investment transactions	—	(16,415,915)
Tax return of capital	—	—

Total dividends and distributions	(1,469,187)	(19,011,831)

Capital share transactions (Note 5):
Shares sold	34,347,892	65,421,187
Shares issued on reinvestment of dividends and distributions	1,469,187	19,011,831
Shares redeemed	(215,430,347)	(208,050,364)

Increase (decrease) in net assets from capital share transactions	(179,613,268)	(123,617,346)

Total increase (decrease) in net assets	(265,460,026)	(131,342,162)

Net assets:
Beginning of year	371,131,115	502,473,277

End of year	$105,671,089	$371,131,115

Undistributed (accumulated) net investment income (loss) allocated from Series Portfolio	$15,427	$—

See notes to financial statements.

73

TRANSAMERICA PARTNERS FUNDS GROUP
LARGE GROWTH
(FORMERLY, EQUITY GROWTH)

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2008

Assets:
Investment in Series Portfolio, at value (Note 2)	$298,484,341
Receivable for Fund shares sold	109,461
Receivable for fee reimbursements	—

Total assets	298,593,802

Liabilities:
Due to Advisor	—
Payable for Fund shares redeemed	15,240,014
Accrued expenses	54,122
Administration fees	80,929
Distribution fees	67,441

Total liabilities	15,442,506

Net assets	$283,151,296

Net assets consist of:
Paid-in capital	$429,875,030
Undistributed (accumulated) net investment income (loss) allocated from Series Portfolio	142,853
Undistributed (accumulated) net realized gains (losses) allocated from Series Portfolio	(80,341,954)
Net unrealized appreciation (depreciation) allocated from Series Portfolio	(66,524,633)

Net assets	$283,151,296

Outstanding shares, $0.00001 par value per share, unlimited number of shares of beneficial interest authorized	22,933,980

Net asset value per share*	$12.35

*	Net asset value per share equals Net assets/Outstanding shares.

STATEMENT OF OPERATIONS
For the year ended December 31, 2008

Net investment income allocated from Series Portfolio (Note 2):
Interest income	$278,422
Securities lending income (net)	189,461
Dividend income	6,811,731
Expenses (net of reimbursement)	(2,999,640)

Net investment income (loss) allocated from Series Portfolio	4,279,974

Expenses (Notes 2 and 3):
Administration fees	1,391,475
Distribution fees	1,159,562
Registration fees	20,308
Audit and tax fees	16,386
Legal fees	7,406
Trustee fees	10,890
Insurance fees	3,533
Fund accounting fees	9,900
Dues and subscriptions	2,979
Reports to shareholders	36,139

Total expenses	2,658,578
Expenses reimbursed	—

Net expenses	2,658,578

Net investment income (loss)	1,621,396

Realized and unrealized gains (losses) on investments (Note 2):
Net realized gains (losses) allocated from Series Portfolio	(83,914,166)
Change in net unrealized appreciation (depreciation) allocated from Series Portfolio	(140,703,961)

Net realized and unrealized gains (losses) on investments	(224,618,127)

Net increase (decrease) in net assets resulting from operations	$(222,996,731)

STATEMENTS OF CHANGES IN NET ASSETS

	For the year	For the year
	ended 12/31/08	ended 12/31/07
From operations:
Net investment income (loss)	$1,621,396	$203,648
Net realized gains (losses) allocated from Series Portfolio	(83,914,166)	103,770,019
Change in net unrealized appreciation (depreciation) allocated from Series Portfolio	(140,703,961)	(22,301,314)

Net increase (decrease) in net assets resulting from operations	(222,996,731)	81,672,353

Dividends and distributions to shareholders from (Notes 2 and 6):
Net investment income	(1,477,659)	(220,578)
Net realized gains from investment transactions	(3,623,665)	(75,076,638)
Tax return of capital	—	—

Total dividends and distributions	(5,101,324)	(75,297,216)

Capital share transactions (Note 5):
Shares sold	85,931,659	93,769,220
Shares issued on reinvestment of dividends and distributions	5,101,324	75,297,216
Shares redeemed	(254,624,738)	(286,204,698)

Increase (decrease) in net assets from capital share transactions	(163,591,755)	(117,138,262)

Total increase (decrease) in net assets	(391,689,810)	(110,763,125)

Net assets:
Beginning of year	674,841,106	785,604,231

End of year	$283,151,296	$674,841,106

Undistributed (accumulated) net investment income (loss) allocated from Series Portfolio	$142,853	$10,554

See notes to financial statements.

74

TRANSAMERICA PARTNERS FUNDS GROUP
GROWTH
(FORMERLY, AGGRESSIVE EQUITY)

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2008

Assets:
Investment in Series Portfolio, at value (Note 2)	$59,326,356
Receivable for Fund shares sold	46,211
Receivable for fee reimbursements	367

Total assets	59,372,934

Liabilities:
Due to Advisor	—
Payable for Fund shares redeemed	23,616
Accrued expenses	29,017
Administration fees	15,984
Distribution fees	13,320

Total liabilities	81,937

Net assets	$59,290,997

Net assets consist of:
Paid-in capital	$120,914,665
Undistributed (accumulated) net investment income (loss) allocated from Series Portfolio	—
Undistributed (accumulated) net realized gains (losses) allocated from Series Portfolio	(51,980,509)
Net unrealized appreciation (depreciation) allocated from Series Portfolio	(9,643,159)

Net assets	$59,290,997

Outstanding shares, $0.00001 par value per share, unlimited number of shares of beneficial interest authorized	6,545,422

Net asset value per share*	$9.06

*	Net asset value per share equals Net assets/Outstanding shares.

STATEMENT OF OPERATIONS
For the year ended December 31, 2008

Net investment income allocated from Series Portfolio (Note 2):
Interest income	$22,419
Securities lending income (net)	107,207
Dividend income	694,340
Expenses (net of reimbursement)	(807,743)

Net investment income (loss) allocated from Series Portfolio	16,223

Expenses (Notes 2 and 3):
Administration fees	302,496
Distribution fees	252,080
Registration fees	26,429
Audit and tax fees	15,951
Legal fees	1,502
Trustee fees	2,338
Insurance fees	750
Fund accounting fees	9,900
Dues and subscriptions	1,322
Reports to shareholders	7,035

Total expenses	619,803
Expenses reimbursed	(116,732)

Net expenses	503,071

Net investment income (loss)	(486,848)

Realized and unrealized gains (losses) on investments (Note 2):
Net realized gains (losses) allocated from Series Portfolio	(22,791,022)
Change in net unrealized appreciation (depreciation) allocated from Series Portfolio	(44,976,197)

Net realized and unrealized gains (losses) on investments	(67,767,219)

Net increase (decrease) in net assets resulting from operations	$(68,254,067)

STATEMENTS OF CHANGES IN NET ASSETS

	For the year	For the year
	ended 12/31/08	ended 12/31/07
From operations:
Net investment income (loss)	$(486,848)	$(991,907)
Net realized gains (losses) allocated from Series Portfolio	(22,791,022)	23,886,133
Change in net unrealized appreciation (depreciation) allocated from Series Portfolio	(44,976,197)	13,599,822

Increase (decrease) in net assets resulting from operations	(68,254,067)	36,494,048

Dividends and distributions to shareholders from (Notes 2 and 6):
Net investment income	—	—
Net realized gains from investment transactions	—	—
Tax return of capital	—	—

Total dividends and distributions	—	—

Capital share transactions (Note 5):
Shares sold	35,966,683	51,792,970
Shares issued on reinvestment of dividends and distributions	—	—
Shares redeemed	(57,737,664)	(98,760,389)

Net increase (decrease) in net assets from capital share transactions	(21,770,981)	(46,967,419)

Total increase (decrease) in net assets	(90,025,048)	(10,473,371)

Net assets:
Beginning of year	149,316,045	159,789,416

End of year	$59,290,997	$149,316,045

Undistributed (accumulated) net investment income (loss) allocated from Series Portfolio	$—	$1

See notes to financial statements.

75

TRANSAMERICA PARTNERS FUNDS GROUP
MID VALUE
(FORMERLY, MID-CAP VALUE)

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2008

Assets:
Investment in Series Portfolio, at value (Note 2)	$304,557,714
Receivable for Fund shares sold	138,872
Receivable for fee reimbursements	—

Total assets	304,696,586

Liabilities:
Due to Advisor	20,807
Payable for Fund shares redeemed	4,025,431
Accrued expenses	55,163
Administration fees	79,029
Distribution fees	65,858

Total liabilities	4,246,288

Net assets	$300,450,298

Net assets consist of:
Paid-in capital	$502,166,802
Undistributed (accumulated) net investment income (loss) allocated from Series Portfolio	2,799
Undistributed (accumulated) net realized gains (losses) allocated from Series Portfolio	(44,341,730)
Net unrealized appreciation (depreciation) allocated from Series Portfolio	(157,377,573)

Net assets	$300,450,298

Outstanding shares, $0.00001 par value per share, unlimited number of shares of beneficial interest authorized	37,137,446

Net asset value per share*	$8.09

*	Net asset value per share equals Net assets/Outstanding shares.

STATEMENT OF OPERATIONS
For the year ended December 31, 2008

Net investment income allocated from Series Portfolio (Note 2):
Interest income	$223,955
Securities lending income (net)	413,362
Dividend income	9,646,556
Expenses (net of reimbursement)	(3,028,763)

Net investment income (loss) allocated from Series Portfolio	7,255,110

Expenses (Notes 2 and 3):
Administration fees	1,300,913
Distribution fees	1,084,095
Registration fees	23,340
Audit and tax fees	16,452
Legal fees	8,037
Trustee fees	10,008
Insurance fees	2,537
Fund accounting fees	9,900
Dues and subscriptions	2,318
Reports to shareholders	34,516

Total expenses	2,492,116
Expenses reimbursed	(101,085)

Net expenses	2,391,031

Net investment income (loss)	4,864,079

Realized and unrealized gains (losses) on investments (Note 2):
Net realized gains (losses) allocated from Series Portfolio	(41,195,497)
Change in net unrealized appreciation (depreciation) allocated from Series Portfolio	(157,032,124)

Net realized and unrealized gains (losses) on investments	(198,227,621)

Net increase (decrease) in net assets resulting from operations	$(193,363,542)

STATEMENTS OF CHANGES IN NET ASSETS

	For the year	For the year
	ended 12/31/08	ended 12/31/07
From operations:
Net investment income (loss)	$4,864,079	$4,752,393
Net realized gains (losses) allocated from Series Portfolio	(41,195,497)	59,151,991
Change in net unrealized appreciation (depreciation) allocated from Series Portfolio	(157,032,124)	(54,021,766)

Net increase (decrease) in net assets resulting from operations	(193,363,542)	9,882,618

Dividends and distributions to shareholders from (Notes 2 and 6):
Net investment income	(4,773,881)	(4,621,886)
Net realized gains from investment transactions	(1,110,791)	(60,863,466)
Tax return of capital	(137,609)	—

Total dividends and distributions	(6,022,281)	(65,485,352)

Capital share transactions (Note 5):
Shares sold	87,677,358	157,218,842
Shares issued on reinvestment of dividends and distributions	6,022,281	65,485,352
Shares redeemed	(126,072,112)	(152,869,911)

Increase (decrease) in net assets from capital share transactions	(32,372,473)	69,834,283

Total increase (decrease) in net assets	(231,758,296)	14,231,549

Net assets:
Beginning of year	532,208,594	517,977,045

End of year	$300,450,298	$532,208,594

Undistributed (accumulated) net investment income (loss) allocated from Series Portfolio	$2,799	$130,114

See notes to financial statements.

76

TRANSAMERICA PARTNERS FUNDS GROUP
MID GROWTH
(FORMERLY, MID-CAP GROWTH)

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2008

Assets:
Investment in Series Portfolio, at value (Note 2)	$84,948,433
Receivable for Fund shares sold	30,779
Receivable for fee reimbursements	—

Total assets	84,979,212

Liabilities:
Due to Advisor	4,338
Payable for Fund shares redeemed	2,120,409
Accrued expenses	28,530
Administration fees	22,937
Distribution fees	19,114

Total liabilities	2,195,328

Net assets	$82,783,884

Net assets consist of:
Paid-in capital	$115,191,763
Undistributed (accumulated) net investment income (loss) allocated from Series Portfolio	—
Undistributed (accumulated) net realized gains (losses) allocated from Series Portfolio	(10,142,134)
Net unrealized appreciation (depreciation) allocated from Series Portfolio	(22,265,745)

Net assets	$82,783,884

Outstanding shares, $0.00001 par value per share, unlimited number of shares of beneficial interest authorized	12,435,787

Net asset value per share*	$6.66

*	Net asset value per share equals Net assets/Outstanding shares.

STATEMENT OF OPERATIONS
For the year ended December 31, 2008

Net investment income allocated from Series Portfolio (Note 2):
Interest income	$72,858
Securities lending income (net)	140,858
Dividend income	749,324
Expenses (net of reimbursement)	(987,147)

Net investment income (loss) allocated from Series Portfolio	(24,107)

Expenses (Notes 2 and 3):
Administration fees	394,790
Distribution fees	328,992
Registration fees	21,413
Audit and tax fees	17,347
Legal fees	2,351
Trustee fees	3,090
Insurance fees	700
Fund accounting fees	9,900
Dues and subscriptions	1,281
Reports to shareholders	11,111

Total expenses	790,975
Expenses reimbursed	(1,723)

Net expenses	789,252

Net investment income (loss)	(813,359)

Realized and unrealized gains (losses) on investments (Note 2):
Net realized gains (losses) allocated from Series Portfolio	(10,535,342)
Change in net unrealized appreciation (depreciation) allocated from Series Portfolio	(51,107,899)

Net realized and unrealized gains (losses) on investments	(61,643,241)

Net increase (decrease) in net assets resulting from operations	$(62,456,600)

STATEMENTS OF CHANGES IN NET ASSETS

	For the year	For the year
	ended 12/31/08	ended 12/31/07
From operations:
Net investment income (loss)	$(813,359)	$(1,060,505)
Net realized gains (losses) allocated from Series Portfolio	(10,535,342)	22,155,074
Change in net unrealized appreciation (depreciation) allocated from Series Portfolio	(51,107,899)	12,551,311

Increase (decrease) in net assets resulting from operations	(62,456,600)	33,645,880

Dividends and distributions to shareholders from (Notes 2 and 6):
Net investment income	—	—
Net realized gains from investment transactions	(841,300)	(20,717,712)
Tax return of capital	(1,648)	—

Total dividends and distributions	(842,948)	(20,717,712)

Capital share transactions (Note 5):
Shares sold	62,505,278	39,226,776
Shares issued on reinvestment of dividends and distributions	842,948	20,717,712
Shares redeemed	(57,606,208)	(56,526,125)

Net increase (decrease) in net assets from capital share transactions	5,742,018	3,418,363

Total increase (decrease) in net assets	(57,557,530)	16,346,531

Net assets:
Beginning of year	140,341,414	123,994,883

End of year	$82,783,884	$140,341,414

Undistributed (accumulated) net investment income (loss) allocated from Series Portfolio	$—	$—

See notes to financial statements.

77

TRANSAMERICA PARTNERS FUNDS GROUP
SMALL VALUE
(FORMERLY, SMALL-CAP VALUE)

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2008

Assets:
Investment in Series Portfolio, at value (Note 2)	$50,087,551
Receivable for Fund shares sold	12,046
Receivable for fee reimbursements	—

Total assets	50,099,597

Liabilities:
Due to Advisor	—
Payable for Fund shares redeemed	2,253,594
Accrued expenses	25,122
Administration fees	12,906
Distribution fees	10,755

Total liabilities	2,302,377

Net assets	$47,797,220

Net assets consist of:
Paid-in capital	$75,774,814
Undistributed (accumulated) net investment income (loss) allocated from Series Portfolio	65,907
Undistributed (accumulated) net realized gains (losses) allocated from Series Portfolio	(13,902,392)
Net unrealized appreciation (depreciation) allocated from Series Portfolio	(14,141,109)

Net assets	$47,797,220

Outstanding shares, $0.00001 par value per share, unlimited number of shares of beneficial interest authorized	6,572,086

Net asset value per share*	$7.27

*	Net asset value per share equals Net assets/Outstanding shares.

STATEMENT OF OPERATIONS
For the year ended December 31, 2008

Net investment income allocated from Series Portfolio (Note 2):
Interest income	$67,019
Securities lending income (net)	397,681
Dividend income	1,553,446
Expenses (net of reimbursement)	(619,072)

Net investment income (loss) allocated from Series Portfolio	1,399,074

Expenses (Notes 2 and 3):
Administration fees	218,923
Distribution fees	182,436
Registration fees	15,798
Audit and tax fees	15,980
Legal fees	1,137
Trustee fees	1,736
Insurance fees	407
Fund accounting fees	9,900
Dues and subscriptions	1,111
Reports to shareholders	3,694

Total expenses	451,122
Expenses reimbursed	—

Net expenses	451,122

Net investment income (loss)	947,952

Realized and unrealized gains (losses) on investments (Note 2):
Net realized gains (losses) allocated from Series Portfolio	(13,134,058)
Change in net unrealized appreciation (depreciation) allocated from Series Portfolio	(6,069,576)

Net realized and unrealized gains (losses) on investments	(19,203,634)

Net increase (decrease) in net assets resulting from operations	$(18,255,682)

STATEMENTS OF CHANGES IN NET ASSETS

	For the year	For the year
	ended 12/31/08	ended 12/31/07
From operations:
Net investment income (loss)	$947,952	$656,412
Net realized gains (losses) allocated from Series Portfolio	(13,134,058)	4,996,174
Change in net unrealized appreciation (depreciation) allocated from Series Portfolio	(6,069,576)	(11,932,722)

Net increase (decrease) in net assets resulting from operations	(18,255,682)	(6,280,136)

Dividends and distributions to shareholders from (Notes 2 and 6):
Net investment income	(896,205)	(656,412)
Net realized gains from investment transactions	—	(6,150,860)
Tax return of capital	(92,377)	(38,308)

Total dividends and distributions	(988,582)	(6,845,580)

Capital share transactions (Note 5):
Shares sold	55,152,045	13,513,977
Shares issued on reinvestment of dividends and distributions	988,582	6,845,580
Shares redeemed	(61,924,215)	(39,035,857)

Increase (decrease) in net assets from capital share transactions	(5,783,588)	(18,676,300)

Total increase (decrease) in net assets	(25,027,852)	(31,802,016)

Net assets:
Beginning of year	72,825,072	104,627,088

End of year	$47,797,220	$72,825,072

Undistributed (accumulated) net investment income (loss) allocated from Series Portfolio	$65,907	$—

See notes to financial statements.

78

TRANSAMERICA PARTNERS FUNDS GROUP
SMALL CORE
(FORMERLY, SPECIAL EQUITY)

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2008

Assets:
Investment in Series Portfolio, at value (Note 2)	$132,908,365
Receivable for Fund shares sold	82,303
Receivable for fee reimbursements	—

Total assets	132,990,668

Liabilities:
Due to Advisor	—
Payable for Fund shares redeemed	8,299,157
Accrued expenses	32,514
Administration fees	34,763
Distribution fees	28,969

Total liabilities	8,395,403

Net assets	$124,595,265

Net assets consist of:
Paid-in capital	$261,436,035
Undistributed (accumulated) net investment income (loss) allocated from Series Portfolio	9,023
Undistributed (accumulated) net realized gains (losses) allocated from Series Portfolio	(52,032,502)
Net unrealized appreciation (depreciation) allocated from Series Portfolio	(84,817,291)

Net assets	$124,595,265

Outstanding shares, $0.00001 par value per share, unlimited number of shares of beneficial interest authorized	10,645,734

Net asset value per share*	$11.70

*	Net asset value per share equals Net assets/Outstanding shares.

STATEMENT OF OPERATIONS
For the year ended December 31, 2008

Net investment income allocated from Series Portfolio (Note 2):
Interest income	$113,305
Securities lending income (net)	659,698
Dividend income	2,877,515
Expenses (net of reimbursement)	(1,726,736)

Net investment income (loss) allocated from Series Portfolio	1,923,782

Expenses (Notes 2 and 3):
Administration fees	608,914
Distribution fees	507,428
Registration fees	20,570
Audit and tax fees	16,209
Legal fees	2,937
Trustee fees	4,637
Insurance fees	1,502
Fund accounting fees	9,900
Dues and subscriptions	1,781
Reports to shareholders	19,206

Total expenses	1,193,084
Expenses reimbursed	—

Net expenses	1,193,084

Net investment income (loss)	730,698

Realized and unrealized gains (losses) on investments (Note 2):
Net realized gains (losses) allocated from Series Portfolio	(49,515,270)
Change in net unrealized appreciation (depreciation) allocated from Series Portfolio	(39,437,192)

Net realized and unrealized gains (losses) on investments	(88,952,462)

Net increase (decrease) in net assets resulting from operations	$(88,221,764)

STATEMENTS OF CHANGES IN NET ASSETS

	For the year	For the year
	ended 12/31/08	ended 12/31/07
From operations:
Net investment income (loss)	$730,698	$(547)
Net realized gains (losses) allocated from Series Portfolio	(49,515,270)	41,949,941
Change in net unrealized appreciation (depreciation) allocated from Series Portfolio	(39,437,192)	(56,287,204)

Net increase (decrease) in net assets resulting from operations	(88,221,764)	(14,337,810)

Dividends and distributions to shareholders from (Notes 2 and 6):
Net investment income	(692,021)	—
Net realized gains from investment transactions	—	(56,520,613)
Tax return of capital	(443,359)	(507,467)

Total dividends and distributions	(1,135,380)	(57,028,080)

Capital share transactions (Note 5):
Shares sold	48,999,961	85,035,441
Shares issued on reinvestment of dividends and distributions	1,135,380	57,028,080
Shares redeemed	(134,331,026)	(181,095,075)

Increase (decrease) in net assets from capital share transactions	(84,195,685)	(39,031,554)

Total increase (decrease) in net assets	(173,552,829)	(110,397,444)

Net assets:
Beginning of year	298,148,094	408,545,538

End of year	$124,595,265	$298,148,094

Undistributed (accumulated) net investment income (loss) allocated from Series Portfolio	$9,023	$—

See notes to financial statements.

79

TRANSAMERICA PARTNERS FUNDS GROUP
SMALL GROWTH
(FORMERLY, SMALL-CAP GROWTH)

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2008

Assets:
Investment in Series Portfolio, at value (Note 2)	$49,678,733
Receivable for Fund shares sold	21,805
Receivable for fee reimbursements	44

Total assets	49,700,582

Liabilities:
Due to Advisor	—
Payable for Fund shares redeemed	2,071,958
Accrued expenses	23,759
Administration fees	12,941
Distribution fees	10,784

Total liabilities	2,119,442

Net assets	$47,581,140

Net assets consist of:
Paid-in capital	$73,093,287
Undistributed (accumulated) net investment income (loss) allocated from Series Portfolio	—
Undistributed (accumulated) net realized gains (losses) allocated from Series Portfolio	(8,455,550)
Net unrealized appreciation (depreciation) allocated from Series Portfolio	(17,056,597)

Net assets	$47,581,140

Outstanding shares, $0.00001 par value per share, unlimited number of shares of beneficial interest authorized	5,703,125

Net asset value per share*	$8.34

*	Net asset value per share equals Net assets/Outstanding shares.

STATEMENT OF OPERATIONS
For the year ended December 31, 2008

Net investment income allocated from Series Portfolio (Note 2):
Interest income	$30,601
Securities lending income (net)	188,089
Dividend income	284,032
Expenses (net of reimbursement)	(636,854)

Net investment income (loss) allocated from Series Portfolio	(134,132)

Expenses (Notes 2 and 3):
Administration fees	212,149
Distribution fees	176,791
Registration fees	17,241
Audit and tax fees	15,951
Legal fees	1,291
Trustee fees	1,655
Insurance fees	283
Fund accounting fees	9,900
Dues and subscriptions	1,031
Reports to shareholders	5,883

Total expenses	442,175
Expenses reimbursed	(49)

Net expenses	442,126

Net investment income (loss)	(576,258)

Realized and unrealized gains (losses) on investments (Note 2):
Net realized gains (losses) allocated from Series Portfolio	(8,194,911)
Change in net unrealized appreciation (depreciation) allocated from Series Portfolio	(19,580,804)

Net realized and unrealized gains (losses) on investments	(27,775,715)

Net increase (decrease) in net assets resulting from operations	$(28,351,973)

STATEMENTS OF CHANGES IN NET ASSETS

	For the year	For the year
	ended 12/31/08	ended 12/31/07
From operations:
Net investment income (loss)	$(576,258)	$(563,174)
Net realized gains (losses) allocated from Series Portfolio	(8,194,911)	5,829,421
Change in net unrealized appreciation (depreciation) allocated from Series Portfolio	(19,580,804)	(1,191,278)

Net increase (decrease) in net assets resulting from operations	(28,351,973)	4,074,969

Dividends and distributions to shareholders from (Notes 2 and 6):
Net investment income	—	—
Net realized gains from investment transactions	—	(4,461,971)
Tax return of capital	—	—

Total dividends and distributions	—	(4,461,971)

Capital share transactions (Note 5):
Shares sold	53,243,728	11,396,852
Shares issued on reinvestment of dividends and distributions	—	4,461,971
Shares redeemed	(27,076,184)	(17,160,121)

Increase (decrease) in net assets from capital share transactions	26,167,544	(1,301,298)

Total increase (decrease) in net assets	(2,184,429)	(1,688,300)

Net assets:
Beginning of year	49,765,569	51,453,869

End of year	$47,581,140	$49,765,569

Undistributed (accumulated) net investment income (loss) allocated from Series Portfolio	$—	$—

See notes to financial statements.

80

TRANSAMERICA PARTNERS FUNDS GROUP
INTERNATIONAL EQUITY

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2008

Assets:
Investment in Series Portfolio, at value (Note 2)	$337,602,789
Receivable for Fund shares sold	208,682
Receivable for fee reimbursements	—

Total assets	337,811,471

Liabilities:
Due to Advisor	—
Payable for Fund shares redeemed	15,148,149
Accrued expenses	91,433
Administration fees	89,263
Distribution fees	74,386

Total liabilities	15,403,231

Net assets	$322,408,240

Net assets consist of:
Paid-in capital	$527,395,399
Undistributed (accumulated) net investment income (loss) allocated from Series Portfolio	(1,066,049)
Undistributed (accumulated) net realized gains (losses) allocated from Series Portfolio	(110,315,998)
Net unrealized appreciation (depreciation) allocated from Series Portfolio	(93,605,112)

Net assets	$322,408,240

Outstanding shares, $0.00001 par value per share, unlimited number of shares of beneficial interest authorized	42,187,187

Net asset value per share*	$7.64

*	Net asset value per share equals Net assets/Outstanding shares.

STATEMENT OF OPERATIONS
For the year ended December 31, 2008

Net investment income allocated from Series Portfolio (Note 2):
Interest income	$213,054
Securities lending income (net)	555,367
Dividend income	19,477,111
Expenses (net of reimbursement)	(4,715,018)

Net investment income (loss) allocated from Series Portfolio	15,530,514

Expenses (Notes 2 and 3):
Administration fees	1,678,048
Distribution fees	1,398,373
Registration fees	30,040
Audit and tax fees	16,485
Legal fees	10,104
Trustee fees	13,135
Insurance fees	3,200
Fund accounting fees	9,900
Dues and subscriptions	2,729
Reports to shareholders	42,186

Total expenses	3,204,200
Expenses reimbursed	(90,198)

Net expenses	3,114,002

Net investment income (loss)	12,416,512

Realized and unrealized gains (losses) on investments (Note 2):
Net realized gains (losses) allocated from Series Portfolio	(117,452,933)
Change in net unrealized appreciation (depreciation) allocated from Series Portfolio	(246,713,872)

Net realized and unrealized gains (losses) on investments	(364,166,805)

Net increase (decrease) in net assets resulting from operations	$(351,750,293)

STATEMENTS OF CHANGES IN NET ASSETS

	For the year	For the year
	ended 12/31/08	ended 12/31/07
From operations:
Net investment income (loss)	$12,416,512	$12,210,138
Net realized gains (losses) allocated from Series Portfolio	(117,452,933)	96,854,368
Change in net unrealized appreciation (depreciation) allocated from Series Portfolio	(246,713,872)	(34,988,286)

Net increase (decrease) in net assets resulting from operations	(351,750,293)	74,076,220

Dividends and distributions to shareholders from (Notes 2 and 6):
Net investment income	(13,433,992)	(12,000,503)
Net realized gains from investment transactions	(16,020,903)	(101,332,423)
Tax return of capital	(17,326)	—

Total dividends and distributions	(29,472,221)	(113,332,926)

Capital share transactions (Note 5):
Shares sold	256,779,546	193,698,133
Shares issued on reinvestment of dividends and distributions	29,472,221	113,332,926
Shares redeemed	(256,679,303)	(266,778,057)

Increase (decrease) in net assets from capital share transactions	29,572,464	40,253,002

Total increase (decrease) in net assets	(351,650,050)	996,296

Net assets:
Beginning of year	674,058,290	673,061,994

End of year	$322,408,240	$674,058,290

Undistributed (accumulated) net investment income (loss) allocated from Series Portfolio	$(1,066,049)	$(76,952)

See notes to financial statements.

81

TRANSAMERICA PARTNERS FUNDS GROUP
NOTES TO FINANCIAL STATEMENTS

1. Organization

Transamerica Partners Funds Group (formerly, Diversified Investors Funds Group) (the “Trust”), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is composed of twenty-four different series that are, in effect, separate investment funds. Nineteen of the series are doing business as Transamerica Partners Funds Group, which are diversified open-end management companies as defined by the 1940 Act, and are represented herein as follows: Money Market Fund, High Quality Bond Fund, Inflation-Protected Securities Fund, Core Bond Fund, Total Return Bond Fund, High Yield Bond Fund, Balanced Fund, Large Value Fund (formerly, Value & Income Fund), Value Fund, Stock Index Fund, Large Core Fund (formerly, Growth & Income Fund), Large Growth Fund (formerly, Equity Growth Fund), Growth Fund (formerly, Aggressive Equity Fund), Mid Value Fund (formerly, Mid-Cap Value Fund), Mid Growth Fund (formerly, Mid-Cap Growth Fund), Small Value Fund (formerly, Small-Cap Value Fund), Small Core Fund (formerly, Special Equity Fund), Small Growth Fund (formerly, Small-Cap Growth Fund), and International Equity Fund (individually, a “Fund” and collectively, the “Funds”). The effective date of the name changes for Transamerica Partners Funds Group and selected Funds was May 1, 2008. Each Fund, with the exception of the Stock Index Fund, seeks to achieve its investment objective by investing all of its investable assets in a corresponding series of Transamerica Partners Portfolios (formerly, Diversified Investors Portfolios) (the “Series Portfolio”) having the same investment objective as the Fund. For information on the investments made by the Series Portfolio, refer to the Portfolio Composition section of the financial statements of the Series Portfolio, which accompany this report. The Stock Index Fund seeks to achieve its investment objective by investing all of its investable assets in the Master Investment Portfolio — S&P 500 Index Master Portfolio (the “Master Investment Portfolio”/  “MIP”) having the same investment objective as the Fund. The Series Portfolio and the Master Investment Portfolio are open-end management investment companies registered under the 1940 Act.

The Trust established and designated each of the Funds as separate series on the dates shown below:

Commencement of
Fund	Operations

Money Market	April 23, 1993
High Quality Bond	April 23, 1993
Inflation-Protected Securities	October 2, 1995
Core Bond	April 23, 1993
Total Return Bond	June 3, 2005
High Yield Bond	October 2, 1995
Balanced	April 23, 1993
Large Value	May 1, 1996
Value	June 3, 2005
Stock Index	March 10, 1999
Large Core	April 23, 1993
Large Growth	April 23, 1993
Growth	May 1, 1996
Mid Value	August 15, 2001
Mid Growth	September 6, 2001
Small Value	July 10, 2002
Small Core	April 23, 1993
Small Growth	August 9, 2002
International Equity	October 2, 1995

82

TRANSAMERICA PARTNERS FUNDS GROUP
NOTES TO FINANCIAL STATEMENTS (Continued)

1. Organization (continued)

At December 31, 2008, each Fund’s investment in the corresponding Series Portfolio/Master Investment Portfolio was as follows:

Percentage of
Interest in Series
Fund	Portfolio/MIP

Money Market	35.04
High Quality Bond	27.06
Inflation-Protected Securities	36.86
Core Bond	27.37
Total Return Bond	39.67
High Yield Bond	32.74
Balanced	35.43
Large Value	29.57
Value	52.92
Stock Index	23.76
Large Core	40.81
Large Growth	26.40
Growth	32.50
Mid Value	48.32
Mid Growth	37.10
Small Value	31.98
Small Core	34.11
Small Growth	32.57
International Equity	30.69

The financial statements of the Series Portfolio and the Master Investment Portfolio, including the Portfolios of Investments, accompany this report and should be read in conjunction with the Funds’ financial statements.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

     A. Investment Valuation:

The value of each Fund’s investment in a corresponding series of the Series Portfolio or the Master Investment Portfolio reflects that Fund’s proportional interest in the net assets of the corresponding series of the Series Portfolio or Master Investment Portfolio.

The valuation policy of the securities held by the Series Portfolio is discussed in Note 2A of the Series Portfolio’s Notes to Financial Statements, which accompany this report.

The valuation policy of the securities held by the Master Investment Portfolio is discussed in Note 1 of the Master Investment Portfolio’s Notes to Financial Statements, which accompany this report.

     B. Investment Income:

Each Fund is allocated its share of income and expenses from its investment in the corresponding series of the Series Portfolio or Master Investment Portfolio. All of the net investment income and realized and unrealized

83

TRANSAMERICA PARTNERS FUNDS GROUP
NOTES TO FINANCIAL STATEMENTS (Continued)

2. Significant Accounting Policies (continued)

gains and losses from the security transactions of the Series Portfolio or the Master Investment Portfolio are allocated pro rata among the investors and recorded by the Funds on a daily basis.

     C. Dividends and Distributions:

Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, will normally be declared quarterly and annually, respectively, and reinvested in additional shares.

The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. The differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes and may result in reclassification among certain capital accounts.

For a detailed description of dividends paid and the tax character of distributions during the years ended December 31, 2008 and December 31, 2007, refer to Note 6.

     D. Federal Income Taxes:

Each Fund of the Trust is a separate entity for federal income tax purposes and intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income tax provision is required.

     E. Operating Expenses:

The Trust accounts separately for the assets, liabilities and operations of each of the Funds. Expenses directly attributable to a Fund are charged to that Fund, while expenses attributable to all Funds are allocated based on relative net assets or another methodology appropriate in the circumstances.

     F. Other:

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

3. Fees and Transactions with Affiliates

Transamerica Asset Management, Inc. (the “Advisor” or “TAM”) is the Funds’ investment advisor. TAM is directly owned by Western Reserve Life Assurance Co. of Ohio (77%) (Western Reserve) and AUSA Holding Company (23%) (“AUSA”), both of which are indirect, wholly owned subsidiaries of AEGON NV. AUSA is wholly-owned by AEGON USA, LLC (“AEGON USA”), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. AEGON USA is owned by AEGON US Holding Corporation, which is owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is owned by The AEGON Trust, which is owned by AEGON International B.V., which is owned by AEGON NV, a Netherlands corporation, and a publicly traded international insurance group. Transamerica Fund Services, Inc. (“TFS”) is the Funds’ administrator and transfer agent. Transamerica Capital, Inc. (“TCI”) is the Funds’ distributor/principal underwriter. TFS and TCI are each indirect, wholly-owned subsidiaries of AEGON USA.

Pursuant to the Investment Advisory Agreement and subject to further policies as the Board of Trustees may determine, the Advisor provides general investment advice to each Fund. As compensation for the services performed by the Advisor, each Fund pays the Advisor a fee, accrued daily and payable monthly, at an annual

84

TRANSAMERICA PARTNERS FUNDS GROUP
NOTES TO FINANCIAL STATEMENTS (Continued)

3. Fees and Transactions with Affiliates (continued)

rate set forth in Note 3 of the Series Portfolios’ Notes to Financial Statements, which accompany this report, provided however, that if the Fund invests all or substantially all of its assets in a single registered investment company, the annual fee as set forth below shall be reduced by the aggregate management fees allocated to that Fund for the Fund’s then-current fiscal year from such other registered investment company. Currently, each Fund, other than the Stock Index Fund, invests all of its assets in the Series Portfolio, and the fees payable to the Advisor under the Investment Advisory Agreement are reduced completely by the aggregate management fees allocated to the Fund by the Series Portfolio. The Advisor receives a monthly fee from the Stock Index Fund at an annual rate of 0.40% of the Fund’s average daily net assets, which includes both advisory and administrative services. This amount is reduced by the advisory fee charged by MIP of 0.05%.

The Trust has entered into an Administrative Services Agreement and a Transfer Agency Agreement with TFS, under which TFS provides administration and transfer agency services. For providing these services, facilities and for bearing the related expenses, TFS receives a monthly fee from the Funds (except the Stock Index Fund), which is accrued daily and payable monthly, at the annual rate of 0.30% of each Fund’s average daily net assets. For these services the Funds paid an aggregate of $16,131,456 for the year ended December 31, 2008.

The Trust entered into a Principal Underwriting Agreement with TCI. Pursuant to Rule 12b-1 of the 1940 Act, TCI may receive a fee from each Fund at an annual rate of 0.25% of each Fund’s daily net assets in connection with the sale of shares in the Funds and to provide ongoing services to shareholders and to pay other marketing and advertising expenses. The aggregate distribution fees incurred amounted to $13,214,911 for the year ended December 31, 2008.

The Advisor has voluntarily undertaken to reimburse expenses of each Fund to limit expenses to a rate equal to the percentage specified in the following table of the corresponding Fund’s average daily net assets, including the expenses of the Series Portfolio.

Fund	Expense Cap

Money Market	80 basis points (b.p.)
High Quality Bond	100 b.p.
Inflation-Protected Securities	100 b.p.
Core Bond	100 b.p.
Total Return Bond	100 b.p
High Yield Bond	110 b.p.
Balanced	110 b.p.
Large Value	100 b.p.
Value	105 b.p.
Stock Index	65 b.p.
Large Core	115 b.p.
Large Growth	125 b.p.
Growth	130 b.p.
Mid Value	125 b.p.
Mid Growth	135 b.p.
Small Value	150 b.p.
Small Core	150 b.p.
Small Growth	155 b.p.
International Equity	140 b.p.

Of the distribution fees incurred by the Funds, $1,436,619 was reimbursed.

Certain trustees and officers of the Trust are also directors/trustees, officers or employees of the Advisor or its affiliates. None of the non-independent trustees so affiliated receive compensation for services as trustees of the

85

TRANSAMERICA PARTNERS FUNDS GROUP
NOTES TO FINANCIAL STATEMENTS (Continued)

3. Fees and Transactions with Affiliates (continued)

Trust. Similarly, none of the Trust’s officers receive compensation from the Funds. The independent trustees of the Trust are also trustees of the affiliated funds, for which they receive fees. Aggregate remuneration incurred for non-affiliated trustees of the Trust for the year ended December 31, 2008 amounted to $125,177.

Each eligible independent trustee may elect participation in a non-qualified deferred compensation plan (“the Plan”). Under the Plan, such trustees may defer payment of all or a portion of their total fees earned as a Fund trustee. Each trustee who is a participant in the Plan may elect that the earnings, gains or losses credited to his/her deferred fee amounts be determined based on a deemed investment in investment options in Transamerica Partners Institutional Funds Group, Transamerica Institutional Asset Allocation Funds, Class A shares of any series of Transamerica Funds and/or funds of Transamerica Investors, Inc.

4. Concentrations and Indemnifications

From time to time, the Funds may have a concentration of several shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Funds.

In the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

5. Capital Share Transactions

The Trust is presently divided into nineteen series of shares (one series underlying each Fund). The transactions in each of the Funds are as follows:

	Year Ended	Year Ended
	December 31, 2008	December 31, 2007
	Shares	Shares

Money Market
Sold during year	139,956,846	104,924,964
Issued on reinvestment of dividends and distributions	815,458	1,599,160
Redeemed during year	(133,041,126)	(103,693,932)

Net increase (decrease)	7,731,178	2,830,192

High Quality Bond
Sold during year	4,355,202	4,615,357
Issued on reinvestment of dividends and distributions	528,446	1,010,560
Redeemed during year	(19,586,973)	(6,611,840)

Net increase (decrease)	(14,703,325)	(985,923)

Inflation-Protected Securities
Sold during year	18,902,787	2,737,992
Issued on reinvestment of dividends and distributions	924,191	262,331
Redeemed during year	(11,230,965)	(3,669,646)

Net increase (decrease)	8,596,013	(669,323)

86

TRANSAMERICA PARTNERS FUNDS GROUP
NOTES TO FINANCIAL STATEMENTS (Continued)

5. Capital Share Transactions (continued)

	Year Ended	Year Ended
	December 31, 2008	December 31, 2007
	Shares	Shares

Core Bond
Sold during year	12,964,285	10,016,190
Issued on reinvestment of dividends and distributions	2,399,098	2,398,352
Redeemed during year	(34,872,179)	(18,056,791)

Net increase (decrease)	(19,508,796)	(5,642,249)

Total Return Bond
Sold during year	6,819,151	11,143,425
Issued on reinvestment of dividends and distributions	1,026,030	505,577
Redeemed during year	(6,905,113)	(3,935,329)

Net increase (decrease)	940,068	7,713,673

High Yield Bond
Sold during year	9,471,930	5,877,630
Issued on reinvestment of dividends and distributions	2,379,078	1,689,986
Redeemed during year	(10,018,378)	(7,479,436)

Net increase (decrease)	1,832,630	88,180

Balanced
Sold during year	1,132,102	1,641,553
Issued on reinvestment of dividends and distributions	219,385	628,320
Redeemed during year	(3,816,274)	(3,951,466)

Net increase (decrease)	(2,464,787)	(1,681,593)

Large Value
Sold during year	8,436,948	9,142,543
Issued on reinvestment of dividends and distributions	1,000,943	4,636,953
Redeemed during year	(20,564,046)	(16,554,418)

Net increase (decrease)	(11,126,155)	(2,774,922)

Value
Sold during year	2,857,027	4,215,036
Issued on reinvestment of dividends and distributions	160,586	736,823
Redeemed during year	(3,914,109)	(2,048,907)

Net increase (decrease)	(896,496)	2,902,952

Stock Index
Sold during year	14,594,183	18,176,349
Issued on reinvestment of dividends and distributions	1,047,167	845,723
Redeemed during year	(18,437,124)	(18,718,071)

Net increase (decrease)	(2,795,774)	304,001

Large Core
Sold during year	1,881,448	2,815,109
Issued on reinvestment of dividends and distributions	85,821	872,218
Redeemed during year	(11,247,704)	(8,912,319)

Net increase (decrease)	(9,280,435)	(5,224,992)

87

TRANSAMERICA PARTNERS FUNDS GROUP
NOTES TO FINANCIAL STATEMENTS (Continued)

5. Capital Share Transactions (continued)

	Year Ended	Year Ended
	December 31, 2008	December 31, 2007
	Shares	Shares

Large Growth
Sold during year	5,130,288	4,191,839
Issued on reinvestment of dividends and distributions	299,342	3,630,531
Redeemed during year	(14,778,978)	(12,768,062)

Net increase (decrease)	(9,349,348)	(4,945,692)

Growth
Sold during year	2,513,971	3,097,252
Issued on reinvestment of dividends and distributions	—	—
Redeemed during year	(4,003,144)	(6,057,072)

Net increase (decrease)	(1,489,173)	(2,959,820)

Mid Value
Sold during year	7,820,830	10,091,610
Issued on reinvestment of dividends and distributions	592,104	4,920,341
Redeemed during year	(11,394,809)	(9,894,422)

Net increase (decrease)	(2,981,875)	5,117,529

Mid Growth
Sold during year	6,333,119	3,271,447
Issued on reinvestment of dividends and distributions	84,127	1,825,740
Redeemed during year	(6,148,280)	(4,804,582)

Net increase (decrease)	268,966	292,605

Small Value
Sold during year	6,002,998	1,121,516
Issued on reinvestment of dividends and distributions	117,274	658,890
Redeemed during year	(6,731,530)	(3,209,946)

Net increase (decrease)	(611,258)	(1,429,540)

Small Core
Sold during year	3,128,635	3,521,705
Issued on reinvestment of dividends and distributions	84,785	2,974,068
Redeemed during year	(8,637,179)	(7,526,215)

Net increase (decrease)	(5,423,759)	(1,030,442)

Small Growth
Sold during year	4,490,313	768,017
Issued on reinvestment of dividends and distributions	—	329,540
Redeemed during year	(2,468,084)	(1,159,047)

Net increase (decrease)	2,022,229	(61,490)

International Equity
Sold during year	20,184,340	10,384,841
Issued on reinvestment of dividends and distributions	2,559,834	6,989,838
Redeemed during year	(21,983,428)	(14,283,931)

Net increase (decrease)	760,746	3,090,748

88

TRANSAMERICA PARTNERS FUNDS GROUP
NOTES TO FINANCIAL STATEMENTS (Continued)

6. Federal Income Tax Information

For financial reporting purposes, capital accounts are adjusted to reflect permanent book/tax differences. Reclassifications arising from these permanent “book/tax” differences for the year ended December 31, 2008 were as follows:

		Undistributed/
	Undistributed/	(Accumulated)
	(Accumulated) Net	Net Realized
	Investment Income/	Gains/(Losses)	Paid in Capital
	(Loss) Increased/	Increased	Increased/
Fund	(Decreased)	(Decreased)	(Decreased)

Money Market	$—	$20,841	$(20,841)
High Quality Bond	257,848	(231,173)	(26,675)
Inflation-Protected Securities	(17,341)	(47,618)	64,959
Core Bond	6,159,732	(6,651,920)	492,188
Total Return Bond	187,626	(289,448)	101,822
High Yield Bond	(44,782)	(487,941)	532,723
Balanced	49,643	228,364	(278,007)
Large Value	—	9,611,173	(9,611,173)
Value	—	1,638,443	(1,638,443)
Stock Index	(2,188)	12,768,827	(12,766,639)
Large Core	(108)	3,781,269	(3,781,161)
Large Growth	(11,438)	5,763,106	(5,751,668)
Growth	486,847	4,069,078	(4,555,925)
Mid Value	(217,513)	(1,365,370)	1,582,883
Mid Growth	813,359	407,416	(1,220,775)
Small Value	14,160	(529,115)	514,955
Small Core	(29,654)	1,968,151	(1,938,497)
Small Growth	576,258	23,034	(599,292)
International Equity	28,383	8,561,504	(8,589,887)

These permanent differences are primarily due to foreign currency transactions, paydowns, adjustments due to investments in real estate investment trusts or passive foreign investment companies, net operating losses, the different allocation methods for the tax recognition of realized capital gains and losses, income on swaps, taxable overdistributions and consent/tender payments. These reclassifications of the components of net assets reflected in the Statements of Assets and Liabilities do not affect net investment income (loss), net realized gains (losses) on investments or net assets.

89

TRANSAMERICA PARTNERS FUNDS GROUP
NOTES TO FINANCIAL STATEMENTS (Continued)

6. Federal Income Tax Information (continued)

Distributions during the year ended December 31, 2008 were characterized for tax purposes as follows:

		Long Term
	Ordinary	Capital	Return of	Total
Fund	Income	Gains	Capital	Distributions

Money Market	$8,418,491	$—	$237,823	$8,656,314
High Quality Bond	5,926,827	—	—	5,926,827
Inflation-Protected Securities	8,486,443	—	1,553,427	10,039,870
Core Bond	28,967,642	—	—	28,967,642
Total Return Bond	8,467,643	87,580	373,447	8,928,670
High Yield Bond	17,390,192	—	—	17,390,192
Balanced	2,603,139	118,406	7,689	2,729,234
Large Value	13,953,409	3,186,505	—	17,139,914
Value	1,041,378	—	27,953	1,069,331
Stock Index	9,257,599	—	—	9,257,599
Large Core	1,469,187	—	—	1,469,187
Large Growth	1,477,659	3,623,665	—	5,101,324
Growth	—	—	—	—
Mid Value	4,773,881	1,110,791	137,609	6,022,281
Mid Growth	834,488	6,812	1,648	842,948
Small Value	896,205	—	92,377	988,582
Small Core	692,021	—	443,359	1,135,380
Small Growth	—	—	—	—
International Equity	20,975,869	8,479,026	17,326	29,472,221

Distributions during the year ended December 31, 2007 were characterized for tax purposes as follows:

		Long Term
	Ordinary	Capital	Return of	Total
Fund	Income	Gains	Capital	Distributions

Money Market	$16,962,581	$—	$9,841	$16,972,422
High Quality Bond	11,486,571	—	—	11,486,571
Inflation-Protected Securities	2,734,676	—	—	2,734,676
Core Bond	29,390,873	—	—	29,390,873
Total Return Bond	4,944,184	15,715	—	4,959,899
High Yield Bond	15,852,049	—	—	15,852,049
Balanced	2,801,832	6,782,913	—	9,584,745
Large Value	18,134,566	89,909,627	—	108,044,193
Value	4,077,966	2,806,701	14,778	6,899,445
Stock Index	9,611,846	—	—	9,611,846
Large Core	2,595,916	16,415,915	—	19,011,831
Large Growth	220,578	75,076,638	—	75,297,216
Growth	—	—	—	—
Mid Value	21,754,577	43,730,775	—	65,485,352
Mid Growth	7,169,473	13,548,239	—	20,717,712
Small Value	1,122,499	5,684,773	38,308	6,845,580
Small Core	11,345,043	45,175,570	507,467	57,028,080
Small Growth	2,056,598	2,405,373	—	4,461,971
International Equity	43,787,912	69,545,014	—	113,332,926

90

TRANSAMERICA PARTNERS FUNDS GROUP
NOTES TO FINANCIAL STATEMENTS (Continued)

6. Federal Income Tax Information (continued)

The tax character of distributable earnings/(accumulated losses) at December 31, 2008 was as follows:

	Undistributed	Undistributed
	Ordinary	Long Term	Capital Loss	Expiration
Fund	Income	Gains	Carryforward	Date

Money Market	$—	$—	$33,677	2010
			194,461	2016
High Quality Bond	—	—	330,607	2012
			2,597,290	2013
			2,170,225	2014
			1,239,618	2015
Inflation-Protected Securities	—	—	1,899,978	2013
			2,221,656	2014
			2,729,401	2016
Core Bond	4,708,839	—	3,846,449	2014
			4,469,143	2015
Total Return Bond	—	—	—
High Yield Bond	267,350	—	112,294	2009
			3,872,876	2010
			10,294,555	2016
Balanced	—	—	5,486,602	2016
Large Value	15,428	—	13,537,580	2016
Value	—	—	24,432,543	2016
Stock Index	149,821	—	11,716,660	2010
			1,866,826	2011
			988,880	2012
			1,520,479	2013
			2,655,631	2014
			19,114,072	2016
Large Core	15,427	—	24,516,861	2016
Large Growth	144,363	—	50,485,748	2016
Growth	—	—	33,061,758	2010
			18,228,192	2016
Mid Value	—	—	39,252,368	2016
Mid Growth	—	—	8,720,499	2016
Small Value	—	—	12,306,787	2016
Small Core	—	—	33,138,969	2016
Small Growth	—	—	6,933,684	2016
International Equity	—	—	73,596,752	2016

During the year ended December 31, 2008, the following Funds utilized capital losses in the following amounts:

Fund

High Quality	$819,112
Core Bond	2,851,468

During the year ended December 31, 2008, the following Fund had expired capital losses in the following amounts:

Money Market	$20,841

91

TRANSAMERICA PARTNERS FUNDS GROUP
NOTES TO FINANCIAL STATEMENTS (Continued)

6. Federal Income Tax Information (continued)

Under the current tax law, capital and currency losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. For the fiscal year ended December 31, 2008, the following Funds elected to defer losses that occurred between November 1, 2008 and December 31, 2008:

	Capital	Currency
Fund	Losses Deferred	Losses Deferred

High Yield Bond	$6,628,006	$—
Large Value	36,053,602	—
Large Growth	19,017,230	—
Small Core	10,371,890	—
International Equity	25,326,768	1,084,943

These deferred losses are treated as arising on the first day of the fiscal year ending December 31, 2009.

Federal Tax Cost of Investments: The net unrealized appreciation/depreciation of the Funds’ investment in the Series Portfolio consists of an allocated portion of the Series Portfolio’s unrealized appreciation/depreciation on a tax basis.

92

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93

TRANSAMERICA PARTNERS FUNDS GROUP
NOTES TO FINANCIAL STATEMENTS (Continued)

7. Financial Highlights

Selected data for a share outstanding for the year:

		Income (Loss) from
		Investment Operations			Dividends and Distributions from
				Total
	Net Asset	Net	Net Realized	Income		Net
For the	Value,	Investment	and Unrealized	(Loss) from	Net	Realized	Tax
Year	Beginning of	Income	Gains (Losses)	Investment	Investment	Gains on	Return of
Ended	Year	(Loss)(a)	on Investments	Operations	Income	Investments	Capital(b)

Money Market
12/31/2008	$10.62	$0.20	$(0.00)**	$0.20	$(0.20)	$—	$(0.01)
12/31/2007	10.62	0.48	—	0.48	(0.48)	—	(0.00	)**
12/31/2006	10.62	0.45	0.00 **	0.45	(0.45)	—	(0.00	)**
12/31/2005	10.62	0.26	0.00 **	0.26	(0.26)	—	—
12/31/2004	10.62	0.07	(0.00)**	0.07	(0.07)	—	—

High Quality Bond
12/31/2008	11.42	0.41	(0.42)	(0.01)	(0.47)	—	—
12/31/2007	11.35	0.44	0.09	0.53	(0.46)	—	—
12/31/2006	11.34	0.39	0.03	0.42	(0.41)	—	—
12/31/2005	11.53	0.31	(0.15)	0.16	(0.35)	—	(0.00	)**
12/31/2004	11.73	0.28	(0.18)	0.10	(0.30)	—	—

Inflation-Protected Securities
12/31/2008	10.95	0.48	(0.74)	(0.26)	(0.48)	—	(0.09)
12/31/2007	10.50	0.50	0.46	0.96	(0.51)	—	—
12/31/2006	10.64	0.41	(0.11)	0.30	(0.44)	—	—
12/31/2005	10.88	0.30	(0.23)	0.07	(0.31)	—	—
12/31/2004	10.98	0.21	(0.10)	0.11	(0.21)	—	(0.00	)**

Core Bond
12/31/2008	12.50	0.55	(0.83)	(0.28)	(0.63)	—	—
12/31/2007	12.27	0.52	0.20	0.72	(0.49)	—	—
12/31/2006	12.34	0.48	(0.05)	0.43	(0.50)	—	—
12/31/2005	12.56	0.43	(0.20)	0.23	(0.45)	(0.00)**	—
12/31/2004	12.60	0.39	0.11	0.50	(0.50)	(0.04)	—

Total Return Bond
12/31/2008	9.80	0.41	(1.28)	(0.87)	(0.45)	(0.15)	(0.02)
12/31/2007	9.93	0.44	(0.13)	0.31	(0.38)	(0.06)	—
12/31/2006	9.90	0.41	0.02	0.43	(0.36)	(0.04)	—
12/31/2005(1)	10.00	0.22	(0.21)	0.01	(0.11)	—	—

High Yield Bond
12/31/2008	9.07	0.73	(3.26)	(2.53)	(0.72)	—	—
12/31/2007	9.63	0.72	(0.57)	0.15	(0.71)	—	—
12/31/2006	9.28	0.70	0.32	1.02	(0.67)	—	—
12/31/2005	9.68	0.68	(0.41)	0.27	(0.67)	—	—
12/31/2004	9.47	0.72	0.18	0.90	(0.69)	—	—

Balanced
12/31/2008	15.00	0.38	(4.39)	(4.01)	(0.43)	(0.02)	(0.00	)**
12/31/2007	16.13	0.37	(0.17)	0.20	(0.39)	(0.94)	—
12/31/2006	14.84	0.33	1.30	1.63	(0.34)	—	—
12/31/2005	14.40	0.24	0.46	0.70	(0.26)	—	—
12/31/2004	13.61	0.23	0.81	1.04	(0.25)	—	—

94

				Ratios to Average Net Assets
				Expenses,	Expenses,
Total	Net Asset			Including	Including the		Net Investment
Dividends	Value,		Net Assets,	the Series	Series Portfolio		Income (Loss)
and	End of	Total	End of	Portfolio	or MIP (Net of		(Net of	Portfolio
Distributions	Year	Return	Year	or MIP	Reimbursement)		Reimbursement)	Turnover(c)

$(0.21)	$10.61	1.90%	$473,069,315	0.85%	0.80%		1.91%	N/A
(0.48)	10.62	4.62	391,352,564	0.85	0.80		4.49	N/A
(0.45)	10.62	4.31	361,326,417	0.86	0.80		4.24	N/A
(0.26)	10.62	2.47	359,994,271	0.86	0.80		2.44	N/A
(0.07)	10.62	0.65	379,443,798	0.86	0.80		0.66	N/A

(0.47)	10.94	(0.09)	107,129,293	0.97	0.97		3.65	64%
(0.46)	11.42	4.74	279,641,200	0.96	0.96		3.80	56
(0.41)	11.35	3.78	289,128,824	0.96	0.96		3.45	55
(0.35)	11.34	1.38	315,638,896	0.97	0.97		2.67	58
(0.30)	11.53	0.89	297,612,228	0.96	0.96		2.39	48

(0.57)	10.12	(2.66)	139,525,577	0.98	0.98	(d)	4.46	154
(0.51)	10.95	9.48	56,916,202	1.06	1.00	(d)	4.68	340
(0.44)	10.50	2.92	61,590,667	1.02	1.00	(d)	3.93	525
(0.31)	10.64	0.66	106,149,295	1.00	1.00		2.82	756
(0.21)	10.88	1.02	119,108,777	1.01	0.99	(d)	1.88	554

(0.63)	11.59	(2.33)	436,050,753	0.95	0.95		4.54	530	(e)
(0.49)	12.50	6.04	714,537,140	0.95	0.95		4.24	503	(e)
(0.50)	12.27	3.54	770,440,948	0.96	0.96		3.92	487	(e)
(0.45)	12.34	1.86	834,004,721	0.96	0.96		3.42	1,003	(e)
(0.54)	12.56	4.04	737,016,195	0.96	0.96		3.05	885	(e)

(0.62)	8.31	(9.00)	118,942,402	1.00	1.00	(d)	4.43	407	(e)
(0.44)	9.80	3.17	131,047,111	1.02	1.00	(d)	4.44	521	(e)
(0.40)	9.93	4.40	56,195,959	1.17	1.00	(d)	4.16	470	(e)
(0.11)	9.90	0.06	21,430,500	1.88 *	1.00	(d)*	3.82 *	327	(e)

(0.72)	5.82	(29.31)	141,019,442	1.17	1.10		8.99	54
(0.71)	9.07	1.57	203,061,594	1.17	1.10		7.46	96
(0.67)	9.63	11.33	214,911,223	1.18	1.10		7.36	93
(0.67)	9.28	2.91	187,748,445	1.19	1.10	(d)	7.25	68
(0.69)	9.68	9.94	156,676,281	1.19	1.10	(d)	7.57	80

(0.45)	10.54	(27.15)	52,588,356	1.14	1.10	(d)	2.87	154	(e)
(1.33)	15.00	1.21	111,805,533	1.12	1.10	(d)	2.27	226	(e)
(0.34)	16.13	11.10	147,401,557	1.12	1.09	(d)	2.13	224	(e)
(0.26)	14.84	4.91	174,962,738	1.13	1.09	(d)	1.66	367	(e)
(0.25)	14.40	7.73	198,487,194	1.10	1.08	(d)	1.64	338	(e)

95

TRANSAMERICA PARTNERS FUNDS GROUP
NOTES TO FINANCIAL STATEMENTS (Continued)

7. Financial Highlights (continued)

Selected data for a share outstanding for the year:

		Income (Loss) from
		Investment Operations			Dividends and Distributions from
				Total
	Net Asset	Net	Net Realized	Income		Net
For the	Value,	Investment	and Unrealized	(Loss) from	Net	Realized	Tax
Year	Beginning of	Income	Gains (Losses)	Investment	Investment	Gains on	Return of
Ended	Year	(Loss)(a)	on Investments	Operations	Income	Investments	Capital(b)

Large Value (formerly, Value & Income)
12/31/2008	$22.77	$0.37	$(10.12)	$(9.75)	$(0.38)	$(0.09)	$—
12/31/2007	25.97	0.31	(0.89)	(0.58)	(0.35)	(2.27)	—
12/31/2006	23.69	0.24	4.45	4.69	(0.23)	(2.18)	—
12/31/2005	24.42	0.21	1.35	1.56	(0.20)	(2.09)	—
12/31/2004	22.38	0.29	2.45	2.74	(0.26)	(0.44)	—

Value
12/31/2008	9.24	0.15	(4.44)	(4.29)	(0.15)	—	(0.00	)**
12/31/2007	11.58	0.12	(1.45)	(1.33)	(0.11)	(0.90)	(0.00	)**
12/31/2006	10.69	0.10	1.49	1.59	(0.08)	(0.62)	—
12/31/2005(1)	10.00	0.09	0.64	0.73	(0.04)	(0.00)**	—

Stock Index
12/31/2008	11.40	0.16	(4.39)	(4.23)	(0.16)	—	—
12/31/2007	11.03	0.16	0.37	0.53	(0.16)	—	—
12/31/2006	9.71	0.14	1.32	1.46	(0.14)	—	(0.00	)**
12/31/2005	9.43	0.12	0.28	0.40	(0.12)	—	—
12/31/2004	8.67	0.13	0.75	0.88	(0.12)	—	—

Large Core (formerly, Growth & Income)
12/31/2008	21.75	0.15	(8.17)	(8.02)	(0.16)	—	—
12/31/2007	22.54	0.13	0.23	0.36	(0.16)	(0.99)	—
12/31/2006	20.39	0.12	2.16	2.28	(0.13)	—	—
12/31/2005	19.22	0.09	1.17	1.26	(0.09)	—	—
12/31/2004	17.55	0.13	1.66	1.79	(0.12)	—	—

Large Growth (formerly, Equity Growth)
12/31/2008	20.90	0.06	(8.41)	(8.35)	(0.06)	(0.14)	—
12/31/2007	21.10	0.01	2.42	2.43	(0.01)	(2.62)	—
12/31/2006	20.38	(0.03)	0.75	0.72	—	—	—
12/31/2005	19.13	(0.05)	1.31	1.26	(0.01)	—	—
12/31/2004	17.86	0.02	1.26	1.28	(0.01)	—	—

Growth (formerly, Aggressive Equity)
12/31/2008	18.58	(0.07)	(9.45)	(9.52)	—	—	—
12/31/2007	14.53	(0.11)	4.16	4.05	—	—	—
12/31/2006	13.72	(0.09)	0.90	0.81	(0.00)**	—	—
12/31/2005	12.75	(0.08)	1.05	0.97	—	—	—
12/31/2004	11.43	(0.11)	1.43	1.32	—	—	—

Mid Value (formerly, Mid-Cap Value)
12/31/2008	13.27	0.13	(5.15)	(5.02)	(0.13)	(0.03)	(0.00	)**
12/31/2007	14.80	0.13	0.17	0.30	(0.13)	(1.70)	—
12/31/2006	13.70	0.09	2.31	2.40	(0.09)	(1.21)	—
12/31/2005	13.87	0.11	1.16	1.27	(0.11)	(1.33)	—
12/31/2004	12.23	0.03	2.96	2.99	(1.16)	(0.19)	—

96

				Ratios to Average Net Assets
				Expenses,	Expenses,
Total	Net Asset			Including	Including the		Net Investment
Dividends	Value,		Net Assets,	the Series	Series Portfolio		Income (Loss)
and	End of	Total	End of	Portfolio	or MIP (Net of		(Net of	Portfolio
Distributions	Year	Return	Year	or MIP	Reimbursement)		Reimbursement)	Turnover(c)

$(0.47)	$12.55	(43.35)%	$413,627,922	1.05%	1.00	%(d)	2.01%	26%
(2.62)	22.77	(2.26)	1,004,084,821	1.05	1.00	(d)	1.16	30
(2.41)	25.97	20.05	1,217,320,108	1.05	1.00		0.95	31
(2.29)	23.69	6.33	1,166,964,129	1.05	1.00		0.86	89
(0.70)	24.42	12.31	1,115,110,989	1.05	1.00		1.28	44

(0.15)	4.80	(46.87)	32,106,180	1.21	1.05	(d)	1.97	101
(1.01)	9.24	(11.54)	70,120,752	1.18	1.05	(d)	1.02	57
(0.70)	11.58	14.98	54,247,573	1.40	1.05	(d)	0.93	74
(0.04)	10.69	7.27	16,845,098	2.94 *	1.05	(d)*	1.41 *	21

(0.16)	7.01	(37.38)	394,903,133	0.68	0.65	(d)	1.73	8
(0.16)	11.40	4.82	674,509,953	0.67	0.65	(d)	1.36	7
(0.14)	11.03	15.16	648,855,036	0.68	0.65	(d)	1.34	14
(0.12)	9.71	4.24	615,460,968	0.67	0.65		1.25	10
(0.12)	9.43	10.19	533,833,593	0.67	0.65		1.42	14

(0.16)	13.57	(37.03)	105,671,089	1.24	1.15		0.81	99
(1.15)	21.75	1.60	371,131,115	1.21	1.15	(d)	0.57	101
(0.13)	22.54	11.22	502,473,277	1.20	1.15		0.59	73
(0.09)	20.39	6.55	570,383,726	1.21	1.15		0.44	79
(0.12)	19.22	10.23	592,035,283	1.21	1.15		0.72	184

(0.20)	12.35	(40.21)	283,151,296	1.22	1.22		0.35	102
(2.63)	20.90	11.61	674,841,106	1.22	1.22	(d)	0.03	129
—	21.10	3.53	785,604,231	1.21	1.21		(0.15)	84
(0.01)	20.38	6.57	965,912,967	1.22	1.22		(0.24)	76
(0.01)	19.13	7.17	980,140,429	1.21	1.21		0.11	129

—	9.06	(51.24)	59,290,997	1.43	1.30	(d)	(0.48)	212
—	18.58	27.87	149,316,045	1.40	1.30	(d)	(0.66)	134
(0.00)**	14.53	5.93	159,789,416	1.40	1.30	(d)	(0.68)	147
—	13.72	7.61	188,815,294	1.40	1.30	(d)	(0.65)	187
—	12.75	11.55	216,191,164	1.54	1.45	(d)	(0.98)	252

(0.16)	8.09	(38.09)	300,450,298	1.27	1.25		1.12	68
(1.83)	13.27	2.08	532,208,594	1.27	1.25	(d)	0.82	69
(1.30)	14.80	17.74	517,977,045	1.28	1.25	(d)	0.62	80
(1.44)	13.70	9.13	371,342,827	1.30	1.25	(d)	0.74	112
(1.35)	13.87	24.69	239,718,457	1.30	1.25	(d)	0.26	147

97

TRANSAMERICA PARTNERS FUNDS GROUP
NOTES TO FINANCIAL STATEMENTS (Continued)

7. Financial Highlights (continued)

Selected data for a share outstanding for the year:

		Income (Loss) from
		Investment Operations			Dividends and Distributions from
				Total
	Net Asset	Net	Net Realized	Income		Net
For the	Value,	Investment	and Unrealized	(Loss) from	Net	Realized	Tax
Year	Beginning of	Income	Gains (Losses)	Investment	Investment	Gains on	Return of
Ended	Year	(Loss)(a)	on Investments	Operations	Income	Investments	Capital(b)

Mid Growth (formerly, Mid-Cap Growth)
12/31/2008	$11.53	$(0.06)	$(4.75)	$(4.81)	—	$(0.06)	$(0.00	)**
12/31/2007	10.44	(0.10)	3.16	3.06	—	(1.97)	—
12/31/2006	11.06	(0.10)	0.26	0.16	—	(0.78)	—
12/31/2005	10.35	(0.10)	1.42	1.32	—	(0.61)	—
12/31/2004	9.49	(0.09)	1.45	1.36	(0.04)	(0.46)	—

Small Value (formerly, Small-Cap Value)
12/31/2008	10.14	0.12	(2.86)	(2.74)	(0.12)	—	(0.01)
12/31/2007	12.15	0.09	(1.08)	(0.99)	(0.10)	(0.92)	(0.00	)**
12/31/2006	12.20	(0.04)	1.13	1.09	—	(1.14)	—
12/31/2005	13.40	(0.06)	(0.63)	(0.69)	—	(0.50)	(0.01)
12/31/2004	11.66	(0.04)	2.47	2.43	(0.26)	(0.43)	—

Small Core (formerly, Special Equity)
12/31/2008	18.55	0.06	(6.82)	(6.76)	(0.06)	—	(0.03)
12/31/2007	23.89	(0.00)**	(1.17)	(1.17)	—	(4.13)	(0.04)
12/31/2006	24.73	(0.07)	2.73	2.66	—	(3.50)	—
12/31/2005	26.39	(0.12)	2.75	2.63	—	(4.29)	—
12/31/2004	23.57	(0.10)	2.92	2.82	—	—	—

Small Growth (formerly, Small-Cap Growth)
12/31/2008	13.52	(0.09)	(5.09)	(5.18)	—	—	—
12/31/2007	13.75	(0.16)	1.25	1.09	—	(1.32)	—
12/31/2006	14.48	(0.14)	1.11	0.97	—	(1.70)	(0.00	)**
12/31/2005	15.48	(0.16)	0.17	0.01	—	(1.01)	—
12/31/2004	13.92	(0.16)	1.72	1.56	—	—	—

International Equity
12/31/2008	16.27	0.27	(8.22)	(7.95)	(0.31)	(0.37)	(0.00	)**
12/31/2007	17.56	0.32	1.52	1.84	(0.33)	(2.80)	—
12/31/2006	15.86	0.23	3.89	4.12	(0.44)	(1.98)	—
12/31/2005	15.46	0.23	1.38	1.61	(0.26)	(0.95)	—
12/31/2004	13.33	0.18	2.32	2.50	(0.26)	(0.11)	—

(a)	Calculated based upon average shares outstanding.
(b)	Results from investment related activity occurring between the year end dividend calculation date and the fiscal year end date.
(c)	Portfolio turnover of the Series Portfolio or Master Investment Portfolio.
(d)	Includes reimbursement of fees at the underlying Series Portfolio/Master Investment Portfolio level.
(e)	Portfolio turnover calculation includes effect of buying and selling TBA securities used in dollar roll transactions at the underlying Series Portfolio level. Refer to Note 2I of the Series Portfolio’s Notes to Financial Statements which accompany this report.
*	Annualized.
**	Amount rounds to less than one penny per share.
***	Amount rounds to less than 0.005%
(1)	Commencement of Operations, June 3, 2005.

98

				Ratios to Average Net Assets
				Expenses,	Expenses,
Total	Net Asset			Including	Including the		Net Investment
Dividends	Value,		Net Assets,	the Series	Series Portfolio		Income (Loss)
and	End of	Total	End of	Portfolio	or MIP (Net of		(Net of		Portfolio
Distributions	Year	Return	Year	or MIP	Reimbursement)		Reimbursement)		Turnover(c)

$(0.06)	$6.66	(41.87)%	$82,783,884	1.36%	1.35	%(d)	(0.62)%		158%
(1.97)	11.53	29.64	140,341,414	1.35	1.35	(d)	(0.82)		152
(0.78)	10.44	1.58	123,994,883	1.34	1.34	(d)	(0.90)		151
(0.61)	11.06	12.69	123,571,226	1.36	1.34	(d)	(0.97)		142
(0.50)	10.35	14.66	103,629,226	1.39	1.35	(d)	(0.89)		223

(0.13)	7.27	(27.17)	47,797,220	1.48	1.47	(d)	1.30		117
(1.02)	10.14	(8.31)	72,825,072	1.48	1.46	(d)	0.73		94
(1.14)	12.15	8.98	104,627,088	1.47	1.45	(d)	(0.33)		105
(0.51)	12.20	(5.23)	100,733,751	1.49	1.46	(d)	(0.50)		143
(0.69)	13.40	20.98	86,072,295	1.53	1.49	(d)	(0.32)		42

(0.09)	11.70	(36.48)	124,595,265	1.44	1.44	(d)	0.36		106
(4.17)	18.55	(5.06)	298,148,094	1.42	1.42	(d)	(0.00	)***	97
(3.50)	23.89	11.14	408,545,538	1.42	1.42		(0.28)		86
(4.29)	24.73	9.90	454,817,759	1.43	1.43	(d)	(0.48)		92
—	26.39	11.96	441,213,798	1.41	1.41		(0.42)		103

—	8.34	(38.31)	47,581,140	1.55	1.53	(d)	(0.81)		146
(1.32)	13.52	7.94	49,765,569	1.57	1.55	(d)	(1.07)		144
(1.70)	13.75	8.03	51,453,869	1.87	1.55	(d)	(0.94)		173
(1.01)	14.48	(0.11)	44,003,170	1.63	1.55	(d)	(1.06)		183
—	15.48	11.21	46,810,421	1.63	1.55	(d)	(1.16)		84

(0.68)	7.64	(50.25)	322,408,240	1.42	1.40		2.22		174
(3.13)	16.27	11.07	674,058,290	1.44	1.40	(d)	1.72		110
(2.42)	17.56	26.65	673,061,994	1.44	1.40	(d)	1.29		81
(1.21)	15.86	10.67	614,991,456	1.46	1.40	(d)	1.53		94
(0.37)	15.46	18.98	558,771,808	1.44	1.40		1.32		171

99

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Transamerica Partners Funds Group and Shareholders of the Money Market Fund, High Quality Bond Fund, Inflation-Protected Securities Fund, Core Bond Fund, Total Return Bond Fund, High Yield Bond Fund, Balanced Fund, Large Value Fund, Value Fund, Stock Index Fund, Large Core Fund, Large Growth Fund, Growth Fund, Mid Value Fund, Mid Growth Fund, Small Value Fund, Small Core Fund, Small Growth Fund, and International Equity Fund:

In our opinion, the accompanying statements of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Money Market Fund, High Quality Bond Fund, Inflation-Protected Securities Fund, Core Bond Fund, Total Return Bond Fund, High Yield Bond Fund, Balanced Fund, Large Value Fund, Value Fund, Stock Index Fund, Large Core Fund, Large Growth Fund, Growth Fund, Mid Value Fund, Mid Growth Fund, Small Value Fund, Small Core Fund, Small Growth Fund, and International Equity Fund (collectively, the “Funds”; nineteen of the funds constituting the Transamerica Partners Funds Group) at December 31, 2008, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York
February 26, 2009

100

TRANSAMERICA PARTNERS FUNDS GROUP
2008 TAX INFORMATION
(Unaudited)

Pursuant to the Jobs and Growth Relief Reconciliation Act of 2003, the amounts below are designated by the Funds as 15% long-term capital gain distribution, or the maximum allowable.

Fund

Money Market	$—
High Quality Bond	—
Inflation-Protected Securities	—
Core Bond	—
Total Return Bond	87,580
High Yield Bond	—
Balanced	118,406
Large Value	3,186,505
Value	—
Stock Index	—
Large Core	—
Large Growth	3,623,665
Growth	—
Mid Value	1,110,791
Mid Growth	6,812
Small Value	—
Small Core	—
Small Growth	—
International Equity	8,479,026

101

TRANSAMERICA ASSET ALLOCATION FUNDS
MANAGEMENT REVIEW

December 31, 2008
(Unaudited)

Please note that any performance figures discussed on the following pages represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Visit www.transamericafunds.com for performance information current to the most recent month-end.

Market Overview:

Both equity and fixed-income markets have experienced extreme volatility and accelerating downward pricing pressure over the past twelve months as a credit crisis has had profound effects on the financial markets and has spilled over into the global economy. Several large financial institutions faced extreme difficulty raising capital and either declared bankruptcy, were acquired, or were bailed out by the U.S. government. With financials leading the declines, domestic equities, as measured by the Russell 3000® Index, returned (37.31%) in 2008. As the credit crisis unfolded, spread outside the U.S., and nervous investors sought safety in U.S. dollars, international equities fared even worse, as measured by the MSCI World Ex-US Index, returning (43.23%). While U.S. government bonds helped to propel the Barclays Capital US Aggregate Bond Index (formerly, Lehman Brothers Aggregate Bond Index) to a 5.24% gain for 2008, most areas of fixed-income suffered losses for the year. Credit-sensitive areas, such as high yield, suffered dramatic losses as the Barclays Capital U.S. Corporate High Yield Bond Index (formerly, Lehman Brothers High Yield Bond Index) returned (26.16%).

Oil prices rose dramatically throughout the first seven months of 2008 as investors sought a hedge against inflation and a weakening U.S. dollar. As the credit crisis deepened, inflation concerns eased, and growth concerns emerged, oil prices fell precipitously as the global economy struggled, oil demand declined and the U.S. dollar strengthened.

In an effort to provide liquidity in a difficult market environment, the Federal Reserve has lowered the federal funds rate during the past twelve months from 4.25% at the beginning of January 2008 to an unprecedented range of 0% — 0.25% in December 2008. The Treasury department has also been taking an active role in an effort to stabilize the markets, including the initiation of the Temporary Money Market Guarantee program and the Troubled Assets Relief Program (TARP).

The job market continues to struggle, as non-farm payrolls have weakened and the unemployment rate has risen to 7.2%. In this environment, investors have flocked to money market instruments and Treasuries in a flight to quality. Many funds have struggled to produce positive returns.

Performance:

Transamerica Short Horizon Asset Allocation Fund (“Short Horizon”) generated a 12-month total return of (9.33%), for the year ended December 31, 2008. The Fund’s composite benchmark returned (4.41%).

Transamerica Short/Intermediate Horizon Asset Allocation Fund (“Short/Intermediate Horizon”) generated a 12-month total return of (17.96%), for the year ended December 31, 2008. The Fund’s composite benchmark returned (13.11%).

Transamerica Intermediate Horizon Asset Allocation Fund (“Intermediate Horizon”) generated a 12-month total return of (25.50%), for the year ended December 31, 2008. The Fund’s composite benchmark returned (21.29%).

Transamerica Intermediate/Long Horizon Asset Allocation Fund (“Intermediate/Long Horizon”) generated a 12-month total return of (32.84%), for the year ended December 31, 2008. The Fund’s composite benchmark returned (28.85%).

102

TRANSAMERICA ASSET ALLOCATION FUNDS
MANAGEMENT REVIEW (Continued)

December 31, 2008
(Unaudited)

Transamerica Long Horizon Asset Allocation Fund (“Long Horizon”) generated a 12-month total return of (39.60%), for the year ended December 31, 2008. The Fund’s composite benchmark returned (35.66%).

Strategy Review:

Transamerica Asset Allocation Funds seek to simplify the investment decision and diversification processes by providing investors with a set of funds with pre-determined, target asset allocations, based on different retirement time horizons. The underlying equity and fixed income components are invested proportionally.

Short Horizon — invests approximately 90% in fixed income funds and 10% in equity funds.

Although the Fund has a relatively small position in equity, the equity exposure detracted from the overall results of the Fund. Due to the atypically volatile market environment outlined previously, Transamerica Partners Money Market Fund (“Money Market”) was the best holding with a return of 1.90% and the biggest contributor to positive performance. The worst-performing holding was the Transamerica Partners International Equity Fund (“International”), which returned (50.25%) and had very little exposure in the combined allocation.

The larger strategic target weight assigned to the highly credit sensitive Transamerica Partners High Yield Bond Fund (“High Yield”) had a greater impact on overall performance.

A flight to safety caused credit sensitive spreads to widen dramatically. As a result, the Fund’s largest holding, Transamerica Partners Core Bond Fund (“Core Bond”), struggled against the Barclays Capital US Aggregate Bond Index due to a relatively higher exposure to credit sensitive issues.

Short/Intermediate Horizon — invests approximately 70% in fixed income funds and 30% in equity funds.

Due to the atypically volatile market environment outlined above, Money Market was the best holding with a return of 1.90% and the biggest contributor to positive performance. The worst-performing holding was International, which returned (50.25%). Both of these Funds had very little exposure in the combined allocation.

The larger strategic target weight assigned to the Transamerica Partners Large Value Fund (“Large Value”) exhibited a material impact to overall performance as its exposure to financials detracted from performance.

A flight to safety caused credit sensitive spreads to widen dramatically. As a result, the Fund’s largest holding, Core Bond, struggled against the Barclays Capital US Aggregate Bond Index due to a relatively higher exposure to credit sensitive issues.

Intermediate Horizon — invests approximately 50% in fixed income funds and 50% in equity funds.

Due to the atypically volatile market environment outlined above, Money Market was the best holding with a return of 1.90% and the biggest contributor to positive performance. The worst-performing holding was International, which returned (50.25%).

The larger strategic target weight assigned to International had a more material contribution to overall performance as the non-US exposure detracted.

A flight to safety caused credit sensitive spreads to widen dramatically. As a result, the Fund’s largest holding, Core Bond, struggled against the Barclays Capital US Aggregate Bond Index due to a relatively higher exposure to credit sensitive issues.

The Fund’s performance relative to its benchmark was aided by exposures in the small-cap and mid-cap domestic equity portions of the Fund. The large cap domestic equity and the non-US portion of the Fund, namely Large Value and International, detracted from the Fund’s performance relative to its benchmark.

Intermediate/Long Horizon — invests approximately 30% in fixed income funds and 70% in equity funds.

103

TRANSAMERICA ASSET ALLOCATION FUNDS
MANAGEMENT REVIEW (Continued)

December 31, 2008
(Unaudited)

Due to the atypically volatile market environment outlined above, Money Market was the best-performing holding with a return of 1.90% and the biggest contributor to positive performance. The worst-performing holding was International, with a return of (50.25%), which was also the biggest detractor from overall performance.

The Fund’s performance relative to its benchmark was aided by exposures in the small-cap and mid-cap domestic equity portions of the Fund. The large cap domestic equity and the non-US portion of the Fund, namely Large Value International, detracted from the Fund’s performance relative to its benchmark.

Long Horizon — invests approximately 10% in fixed income funds and 90% in equity funds.

Due to the atypically volatile market environment outlined above, Money Market was the best holding with a return of 1.90% and the biggest contributor to positive performance. The worst performing holding was International, with a return of (50.25%), which was also the biggest detractor from overall performance.

The Fund’s performance relative to its benchmark was aided by exposures in the small-cap and mid-cap domestic equity portions of the Fund. The large cap domestic equity and the non-US portion of the Fund, namely Large Value and International, detracted from the Fund’s performance relative to its benchmark.

104

TRANSAMERICA ASSET ALLOCATION FUNDS
PERFORMANCE OVERVIEW

December 31, 2008
(Unaudited)

Each chart on the following pages represents the change in value of a hypothetical investment of $10,000 made in a fund of the Transamerica Asset Allocation Funds (formerly, Diversified Investors Strategic Allocation Funds) from December 31, 1998 to December 31, 2008. Each Fund invests its assets among the funds in the Transamerica Partners Funds Group (formerly, Diversified Investors Funds Group), which in turn invest all of their assets in a corresponding Series of Transamerica Partners Portfolios (formerly, Diversified Investors Portfolios). Please refer to the Management Review for each Series, which accompanies this report and should be read in conjunction with each chart.

Total return calculations include changes in net asset value per share and assume reinvestment of all dividends and distributions. The performance information and graphs do not reflect the deduction of taxes that a investor would pay on the redemption of Fund shares.

The performance figures represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Visit www.transamericafunds.com for performance information current to the most recent month-end.

105

TRANSAMERICA ASSET ALLOCATION FUNDS
PERFORMANCE OVERVIEW (Continued)

December 31, 2008
(Unaudited)

Short Horizon Asset Allocation Fund

Average Annual Total Returns
Year to Date	(9.33)%
5 Year	1.30%
10 Year	2.99%

*	Composite Index — Through January 31, 2008 the benchmark was 54% Barclays Capital Aggregate Bond Index(1)/27% Merrill Lynch 1-3 Yr. Treasury Index/9% Merrill Lynch High Yield Master II Index/9% Russell 3000 Equity Index/1% MSCI World Ex-US Index; from February 1, 2008 to December 31, 2008 the benchmark was 2% Citigroup 3-Month T-Bill Index/17% Merrill Lynch 1-3 Year Bond Index/15% Barclays Capital US TIPS Index(2)/46% Barclays Capital Aggregate Bond Index(1)/10% Merrill Lynch High Yield Master II Index/8% Russell 3000 Index/ 2% MSCI World Ex-US Index. The returns of these blended benchmarks have been linked. The benchmark was changed to reflect a change effective February 1, 2008 in the portfolio’s asset allocation targets.

(1)	Formerly, Lehman Brothers Aggregate Bond Index.

(2)	Formerly, Lehman Brothers US TIPS Index.

106

TRANSAMERICA ASSET ALLOCATION FUNDS
PERFORMANCE OVERVIEW (Continued)

December 31, 2008
(Unaudited)

Short/Intermediate Horizon Asset Allocation Fund

Average Annual Total Returns
Year to Date	(17.96)%
5 Year	0.20%
10 Year	2.04%

*	Composite Index — Through January 31, 2008 the benchmark was 42% Barclays Capital Aggregate Bond Index(1)/21% Merrill Lynch 1-3 Yr. Treasury Index/7% Merrill Lynch High Yield Master II Index/25% Russell 3000 Equity Index/5% MSCI World Ex-US Index; from February 1, 2008 to December 31, 2008 the benchmark was 2% Citigroup 3-Month T-Bill Index/14% Merrill Lynch 1-3 Year Bond Index/12% Barclays Capital US TIPS Index(2)/34% Barclays Capital Aggregate Bond Index(1)/8% Merrill Lynch High Yield Master II Index/23% Russell 3000 Index (2)/7% MSCI World Ex-US Index. The returns of these blended benchmarks have been linked. The benchmark was changed to reflect a change effective February 1, 2008 in the portfolio’s asset allocation targets.

(1)	Formerly, Lehman Brothers Aggregate Bond Index.

(2)	Formerly, Lehman Brothers US TIPS Index.

107

TRANSAMERICA ASSET ALLOCATION FUNDS
PERFORMANCE OVERVIEW (Continued)

December 31, 2008
(Unaudited)

Intermediate Horizon Asset Allocation Fund

Average Annual Total Returns
Year to Date	(25.50)%
5 Year	(0.81)%
10 Year	1.14%

*	Composite Index — Through January 31, 2008 the benchmark was 30% Barclays Capital Aggregate Bond Index(1)/15% Merrill Lynch 1-3 Yr. Treasury Index/5% Merrill Lynch High Yield Master II Index/42% Russell 3000 Equity Index/8% MSCI World Ex-US Index; from February 1, 2008 to December 31, 2008 the benchmark was 2% Citigroup 3-Month T-Bill Index/8% Merrill Lynch 1-3 Year Bond Index/10% Barclays Capital US TIPS Index(2)/24% Barclays Capital Aggregate Bond Index(1)/6% Merrill Lynch High Yield Master II Index/38% Russell 3000 Index/12% MSCI World Ex-US Index. The returns of these blended benchmarks have been linked. The benchmark was changed to reflect a change effective February 1, 2008 in the portfolio’s asset allocation targets.

(1)	Formerly, Lehman Brothers Aggregate Bond Index.

(2)	Formerly, Lehman Brothers US TIPS Index.

108

TRANSAMERICA ASSET ALLOCATION FUNDS
PERFORMANCE OVERVIEW (Continued)

December 31, 2008
(Unaudited)

Intermediate/Long Horizon Asset Allocation Fund

Average Annual Total Returns
Year to Date	(32.84)%
5 Year	(2.02)%
10 Year	0.18%

*	Composite Index — Through January 31, 2008 the benchmark was 18% Barclays Capital Aggregate Bond Index(1)/9% Merrill Lynch 1-3 Yr. Treasury Index/3% Merrill Lynch High Yield Master II Index/59% Russell 3000 Equity Index/11% MSCI World Ex-US Index; from February 1, 2008 to December 31, 2008 the benchmark was 2% Citigroup 3-Month T-Bill Index/2% Merrill Lynch 1-3 Year Bond Index/7% Barclays Capital US TIPS Index(2)/15% Barclays Capital Aggregate Bond Index(1)/4% Merrill Lynch High Yield Master II Index/52% Russell 3000 Index/18% MSCI World Ex-US Index. The returns of these blended benchmarks have been linked. The benchmark was changed to reflect a change effective February 1, 2008 in the portfolio’s asset allocation targets.

(1)	Formerly, Lehman Brothers Aggregate Bond Index.

(2)	Formerly, Lehman Brothers US TIPS Index.

109

TRANSAMERICA ASSET ALLOCATION FUNDS
PERFORMANCE OVERVIEW (Continued)

December 31, 2008
(Unaudited)

Long Horizon Asset Allocation Fund

Average Annual Total Returns
Year to Date	(39.60)%
5 Year	(3.27)%
10 Year	(1.32)%

*	Composite Index — Through January 31, 2008 it was 6% Barclays Capital Aggregate Bond Index(1)/3% Merrill Lynch 1-3 Yr. Treasury Index/1% Merrill Lynch High Yield Master II Index/76% Russell 3000 Equity Index/14% MSCI World Ex-US Index; from February 1, 2008 to December 31, 2008 the benchmark was 2% Citigroup 3-Month T-Bill Index/2% Barclays Capital US TIPS Index(2)/4% Barclays Capital Aggregate Bond Index(1)/2% Merrill Lynch High Yield Master II Index/66% Russell 3000 Index/24% MSCI World Ex-US Index . The returns of these blended benchmarks have been linked. The benchmark was changed to reflect a change effective February 1, 2008 in the portfolio’s asset allocation targets.

(1)	Formerly, Lehman Brothers Aggregate Bond Index.

(2)	Formerly, Lehman Brothers US TIPS Index.

110

TRANSAMERICA ASSET ALLOCATION FUNDS
AN EXPLANATION OF FUND EXPENSES
(Unaudited)

As a shareholder in a mutual fund invested in underlying mutual funds of Transamerica Partners Funds Group (formerly, Diversified Investors Funds Group) (“Funds Group”), you will bear the ongoing costs of managing the corresponding mutual funds in which your Fund invests (such as the distribution fees, administration fees and other expenses). You will also bear the cost of operating the mutual fund (such as the advisory fee).

The first column in the table shown below assumes an investment of $1,000 on July 1, 2008. The second column will show your ending balance (per $1,000) on December 31, 2008. The third column will show how much of your investment (per $1,000) went to the ongoing costs of both your mutual fund and its investments in Funds Group. The figures in both of these columns are based on the actual total return and the actual expenses incurred for the period July 1, 2008-December 31, 2008. In order to approximate how much you paid in expenses during the six months, divide your balance by 1,000 and multiply the result by the dollar amount shown under the heading “Expenses Paid During the Period July 1, 2008-December 31, 2008”.

The fourth and fifth columns will also show your ending balance (per $1,000) on December 31, 2008 and how much of your investment (per $1,000) went to the ongoing costs of both your mutual fund and its investments in Funds Group, but assumes a total annual return rate of 5% before expenses. Since the 5% is hypothetical, the ending account values and the expenses paid for the period July 1, 2008-December 31, 2008 will not be the actual values per $1,000 of your investment. This information is presented so you may compare the cost of investing in a Transamerica Asset Allocation Fund (formerly, Diversified Investors Strategic Allocation Fund) against the cost of investing in other funds. Other mutual funds should provide this information based on a hypothetical annual return of 5% before expenses in their most recent report in order for you to make a fair comparison.

			Expenses Paid		Expenses Paid
		Ending Account	During the Period	Ending Account	During the Period
	Beginning Account	Value	July 1, 2008-	Value	July 1, 2008-	Annualized
	Value	December 31,	December 31,	December 31,	December 31,	Expense
Fund	July 1, 2008	2008(1)	2008(1)(2)(3)	2008(4)	2008(2)(3)(4)	Ratio(2)
Short Horizon	$1,000	$911.70	$0.48	$1,024.63	$0.51	0.10%

Short/Intermediate Horizon	1,000	848.20	0.46	1,024.63	0.51	0.10

Intermediate Horizon	1,000	792.70	0.45	1,024.63	0.51	0.10

Intermediate/Long Horizon	1,000	734.00	0.44	1,024.63	0.51	0.10

Long Horizon	1,000	681.00	0.42	1,024.63	0.51	0.10

(1)	Based on actual returns and expenses.

(2)	These figures exclude fees and expenses of the underlying investments in Funds Group.

(3)	Expenses are equal to each Fund’s annualized expense ratio multiplied by the average account value over the period, divided by 366, multiplied by 184 (to reflect the one-half year period).

(4)	Based on hypothetical 5% annual returns before actual expenses.

111

TRANSAMERICA ASSET ALLOCATION FUNDS
SHORT HORIZON

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2008

Assets:
Investment in affiliates, at value (Notes 1 and 2)	$106,425,333
Cash	—
Receivable for Fund shares sold	75,950
Receivable for investments sold	7,374,734

Total assets	113,876,017

Liabilities:
Due to Custodian	—
Payable for Fund shares redeemed	3,390,213
Payable for investments purchased	4,060,471
Accrued investment advisory fee	9,817

Total liabilities	7,460,501

Net assets	$106,415,516

Net assets consist of:
Paid-in capital	$127,361,971
Undistributed (accumulated) net investment income (loss)	(1)
Undistributed (accumulated) net realized gains (losses)	(5,859,920)
Net unrealized appreciation (depreciation) on investments	(15,086,534)

Net assets	$106,415,516

Outstanding shares, $0.00001 par value per share, unlimited number of shares of beneficial interest authorized	11,468,758

Net asset value per share*	$9.28

Investments in affiliates, at cost	$121,511,867

*	Net asset value per share equals Net assets/Outstanding shares.

STATEMENT OF OPERATIONS
For the year ended December 31, 2008

Investment income (Note 2):
Dividend income from investments in affiliates	$6,671,829

Expenses (Notes 2 and 3):
Investment advisory fee	(136,190)

Net investment income (loss)	6,535,639

Realized and unrealized gains (losses) on investments (Note 2):
Capital gain distribution earned from investments in affiliates	90,075
Net realized gains (losses) on investments in affiliates	(4,121,328)
Change in net unrealized appreciation (depreciation) on investments in affiliates	(15,489,547)

Net realized and unrealized gains (losses) on investments	(19,520,800)

Net increase (decrease) in net assets resulting from operations	$(12,985,161)

STATEMENTS OF CHANGES IN NET ASSETS

	For the year	For the year
	ended 12/31/08	ended 12/31/07(a)
From operations:
Net investment income (loss)	$6,535,639	$6,136,700
Capital gain distribution earned from investments in affiliates	90,075	1,411,466
Net realized gains (losses) on investments in affiliates	(4,121,328)	(135,053)
Change in net unrealized appreciation (depreciation) on investments in affiliates	(15,489,547)	204,881

Net increase (decrease) in net assets resulting from operations	(12,985,161)	7,617,994

Dividends and distributions to shareholders from (Notes 2 and 7):
Net investment income	(6,535,639)	(6,136,700)
Net realized gains from investment transactions	(156,185)	(1,600,238)
Tax return of capital	(4,341)	—

Total dividends and distributions	(6,696,165)	(7,736,938)

From capital share transactions:
Shares sold	55,452,729	55,758,862
Shares issued on reinvestment of dividends and distributions	6,696,165	7,736,938
Shares redeemed	(83,359,039)	(71,084,163)

Net increase (decrease) in net assets resulting from capital share transactions	(21,210,145)	(7,588,363)

Total increase (decrease) in net assets	(40,891,471)	(7,707,307)

Net assets:
Beginning of year	147,306,987	155,014,294

End of year	$106,415,516	$147,306,987

Shares outstanding beginning of year	13,673,930	14,365,498
Shares sold	5,352,076	5,128,346
Shares issued on reinvestment of dividends and distributions	661,676	718,919
Shares redeemed	(8,218,924)	(6,538,833)

Shares outstanding end of year	11,468,758	13,673,930

Undistributed (accumulated) net investment income (loss)	$(1)	$(1)

(a)	Shares outstanding shown reflect a reverse stock split of 0.9908908 shares for each share outstanding. See note 6 of the notes to financial statements.

See notes to financial statements.

112

TRANSAMERICA ASSET ALLOCATION FUNDS
SHORT/INTERMEDIATE HORIZON

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2008

Assets:
Investment in affiliates, at value (Notes 1 and 2)	$97,580,938
Cash	—
Receivable for Fund shares sold	95,098
Receivable for investments sold	9,377,845

Total assets	107,053,881

Liabilities:
Due to Custodian	—
Payable for Fund shares redeemed	4,024,681
Payable for investments purchased	5,448,262
Accrued investment advisory fee	9,019

Total liabilities	9,481,962

Net assets	$97,571,919

Net assets consist of:
Paid-in capital	$127,572,064
Undistributed (accumulated) net investment income (loss)	(1)
Undistributed (accumulated) net realized gains (losses)	(4,941,904)
Net unrealized appreciation (depreciation) on investments	(25,058,240)

Net assets	$97,571,919

Outstanding shares, $0.00001 par value per share, unlimited number of shares of beneficial interest authorized	12,537,433

Net asset value per share*	$7.78

Investments in affiliates, at cost	$122,639,178

*	Net asset value per share equals Net assets/Outstanding shares.

STATEMENT OF OPERATIONS
For the year ended December 31, 2008

Investment income (Note 2):
Dividend income from investments in affiliates	$5,589,660

Expenses (Notes 2 and 3):
Investment advisory fee	(135,272)

Net investment income (loss)	5,454,388

Realized and unrealized gains (losses) on investments (Note 2):
Capital gain distribution earned from investments in affiliates	281,738
Net realized gains (losses) on investments in affiliates	(3,681,322)
Change in net unrealized appreciation (depreciation) on investments in affiliates	(27,124,723)

Net realized and unrealized gains (losses) on investments	(30,524,307)

Net increase (decrease) in net assets resulting from operations	$(25,069,919)

STATEMENTS OF CHANGES IN NET ASSETS

	For the year	For the year
	ended 12/31/08	ended 12/31/07(a)

From operations:
Net investment income (loss)	$5,454,388	$5,862,269
Capital gain distribution earned from investments in affiliates	281,738	4,493,321
Net realized gains (losses) on investments in affiliates	(3,681,322)	1,601,113
Change in net unrealized appreciation (depreciation) on investments in affiliates	(27,124,723)	(3,706,313)

Net increase (decrease) in net assets resulting from operations	(25,069,919)	8,250,390

Dividends and distributions to shareholders from (Notes 2 and 7):
Net investment income	(5,473,710)	(5,842,948)
Net realized gains from investment transactions	(325,702)	(5,909,911)
Tax return of capital	(4,021)	—

Total dividends and distributions	(5,803,433)	(11,752,859)

From capital share transactions:
Shares sold	42,592,429	50,375,110
Shares issued on reinvestment of dividends and distributions	5,803,433	11,752,859
Shares redeemed	(79,605,931)	(61,508,085)

Net increase (decrease) in net assets resulting from capital share transactions	(31,210,069)	619,884

Total increase (decrease) in net assets	(62,083,421)	(2,882,585)

Net assets:
Beginning of year	159,655,340	162,537,925

End of year	$97,571,919	$159,655,340

Shares outstanding beginning of year	16,088,876	15,988,022
Shares sold	4,599,382	4,879,617
Shares issued on reinvestment of dividends and distributions	648,669	1,172,508
Shares redeemed	(8,799,494)	(5,951,271)

Shares outstanding end of year	12,537,433	16,088,876

Undistributed (accumulated) net investment income (loss)	$(1)	$19,321

(a)	Shares outstanding shown reflect a reverse stock split of 0.9730923 shares for each share outstanding. See note 6 of the notes to financial statements.

See notes to financial statements.

113

TRANSAMERICA ASSET ALLOCATION FUNDS
INTERMEDIATE HORIZON

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2008

Assets:
Investment in affiliates, at value (Notes 1 and 2)	$342,797,882
Cash	—
Receivable for Fund shares sold	313,241
Receivable for investments sold	20,594,501

Total assets	363,705,624

Liabilities:
Due to Custodian	—
Payable for Fund shares redeemed	9,928,240
Payable for investments purchased	10,979,502
Accrued investment advisory fee	33,614

Total liabilities	20,941,356

Net assets	$342,764,268

Net assets consist of:
Paid-in capital	$517,335,563
Undistributed (accumulated) net investment income (loss)	(1)
Undistributed (accumulated) net realized gains (losses)	(46,224,194)
Net unrealized appreciation (depreciation) on investments	(128,347,100)

Net assets	$342,764,268

Outstanding shares, $0.00001 par value per share, unlimited number of shares of beneficial interest authorized	41,763,496

Net asset value per share*	$8.21

Investments in affiliates, at cost	$471,144,982

*	Net asset value per share equals Net assets/Outstanding shares.

STATEMENT OF OPERATIONS
For the year ended December 31, 2008

Investment income (Note 2):
Dividend income from investments in affiliates	$18,485,186

Expenses (Notes 2 and 3):
Investment advisory fee	(535,646)

Net investment income (loss)	17,949,540

Realized and unrealized gains (losses) on investments (Note 2):
Capital gain distribution earned from investments in affiliates	1,857,840
Net realized gains (losses) on investments in affiliates	(33,363,834)
Change in net unrealized appreciation (depreciation) on investments in affiliates	(136,398,365)

Net realized and unrealized gains (losses) on investments	(167,904,359)

Net increase (decrease) in net assets resulting from operations	$(149,954,819)

STATEMENTS OF CHANGES IN NET ASSETS

	For the year	For the year
	ended 12/31/08	ended 12/31/07(a)

From operations:
Net investment income (loss)	$17,949,540	$20,932,975
Capital gain distribution earned from investments in affiliates	1,857,840	30,043,692
Net realized gains (losses) on investments in affiliates	(33,363,834)	18,668,011
Change in net unrealized appreciation (depreciation) on investments in affiliates	(136,398,365)	(32,795,956)

Net increase (decrease) in net assets resulting from operations	(149,954,819)	36,848,722

Dividends and distributions to shareholders from (Notes 2 and 7):
Net investment income	(17,949,540)	(20,932,976)
Net realized gains from investment transactions	(1,600,020)	(47,307,507)
Tax return of capital	(14,804)	—

Total dividends and distributions	(19,564,364)	(68,240,483)

From capital share transactions:
Shares sold	158,547,228	176,313,602
Shares issued on reinvestment of dividends and distributions	19,564,364	68,240,483
Shares redeemed	(312,803,413)	(242,351,441)

Net increase (decrease) in net assets resulting from capital share transactions	(134,691,821)	2,202,644

Total increase (decrease) in net assets	(304,211,004)	(29,189,117)

Net assets:
Beginning of year	646,975,272	676,164,389

End of year	$342,764,268	$646,975,272

Shares outstanding beginning of year	56,524,973	55,922,558
Shares sold	16,147,800	14,229,097
Shares issued on reinvestment of dividends and distributions	1,970,797	5,877,208
Shares redeemed	(32,880,074)	(19,503,890)

Shares outstanding end of year	41,763,496	56,524,973

Undistributed (accumulated) net investment income (loss)	$(1)	$(1)

(a)	Shares outstanding shown reflect a reverse stock split of 0.9546197 shares for each share outstanding. See note 6 of the notes to financial statements.

See notes to financial statements.

114

TRANSAMERICA ASSET ALLOCATION FUNDS
INTERMEDIATE/LONG HORIZON

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2008

Assets:
Investment in affiliates, at value (Notes 1 and 2)	$317,003,501
Cash	—
Receivable for Fund shares sold	364,084
Receivable for investments sold	35,027,900

Total assets	352,395,485

Liabilities:
Due to Custodian	—
Payable for Fund shares redeemed	16,223,564
Payable for investments purchased	19,168,420
Accrued investment advisory fee	28,936

Total liabilities	35,420,920

Net assets	$316,974,565

Net assets consist of:
Paid-in capital	$489,068,176
Undistributed (accumulated) net investment income (loss)	—
Undistributed (accumulated) net realized gains (losses)	(15,488,145)
Net unrealized appreciation (depreciation) on investments	(156,605,466)

Net assets	$316,974,565

Outstanding shares, $0.00001 par value per share, unlimited number of shares of beneficial interest authorized	41,272,015

Net asset value per share*	$7.68

Investments in affiliates, at cost	$473,608,967

*	Net asset value per share equals Net assets/Outstanding shares.

STATEMENT OF OPERATIONS
For the year ended December 31, 2008

Investment income (Note 2):
Dividend income from investments in affiliates	$13,254,688

Expenses (Notes 2 and 3):
Investment advisory fee	(481,462)

Net investment income (loss)	12,773,226

Realized and unrealized gains (losses) on investments (Note 2):
Capital gain distribution earned from investments in affiliates	2,311,083
Net realized gains (losses) on investments in affiliates	5,950,269
Change in net unrealized appreciation (depreciation) on investments in affiliates	(196,520,202)

Net realized and unrealized gains (losses) on investments	(188,258,850)

Net increase (decrease) in net assets resulting from operations	$(175,485,624)

STATEMENTS OF CHANGES IN NET ASSETS

	For the year	For the year
	ended 12/31/08	ended 12/31/07(a)

From operations:
Net investment income (loss)	$12,773,226	$17,545,438
Capital gain distribution earned from investments in affiliates	2,311,083	40,370,366
Net realized gains (losses) on investments in affiliates	5,950,269	17,473,502
Change in net unrealized appreciation (depreciation) on investments in affiliates	(196,520,202)	(40,559,192)

Net increase (decrease) in net assets resulting from operations	(175,485,624)	34,830,114

Dividends and distributions to shareholders from (Notes 2 and 7):
Net investment income	(12,773,226)	(17,545,438)
Net realized gains from investment transactions	(13,709,871)	(56,053,397)
Tax return of capital	(6,970,825)	—

Total dividends and distributions	(33,453,922)	(73,598,835)

From capital share transactions:
Shares sold	109,790,676	162,265,261
Shares issued on reinvestment of dividends and distributions	33,453,922	73,598,835
Shares redeemed	(238,310,400)	(237,434,921)

Net increase (decrease) in net assets resulting from capital share transactions	(95,065,802)	(1,570,825)

Total increase (decrease) in net assets	(304,005,348)	(40,339,546)

Net assets:
Beginning of year	620,979,913	661,319,459

End of year	$316,974,565	$620,979,913

Shares outstanding beginning of year	49,532,668	49,114,928
Shares sold	10,166,587	11,658,090
Shares issued on reinvestment of dividends and distributions	3,931,772	5,779,099
Shares redeemed	(22,359,012)	(17,019,449)

Shares outstanding end of year	41,272,015	49,532,668

Undistributed (accumulated) net investment income (loss)	$—	$—

(a)	Shares outstanding shown reflect a reverse stock split of 0.9370055 shares for each share outstanding. See note 6 of the notes to financial statements.

See notes to financial statements.

115

TRANSAMERICA ASSET ALLOCATION FUNDS
LONG HORIZON

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2008

Assets:
Investment in affiliates, at value (Notes 1 and 2)	$192,896,259
Cash	—
Receivable for Fund shares sold	313,805
Receivable for investments sold	23,337,361

Total assets	216,547,425

Liabilities:
Due to Custodian	—
Payable for Fund shares redeemed	12,131,214
Payable for investments purchased	11,519,952
Accrued investment advisory fee	17,704

Total liabilities	23,668,870

Net assets	$192,878,555

Net assets consist of:
Paid-in capital	$322,458,464
Undistributed (accumulated) net investment income (loss)	1
Undistributed (accumulated) net realized gains (losses)	(7,577,234)
Net unrealized appreciation (depreciation) on investments	(122,002,676)

Net assets	$192,878,555

Outstanding shares, $0.00001 par value per share, unlimited number of shares of beneficial interest authorized	30,686,064

Net asset value per share*	$6.29

Investments in affiliates, at cost	$314,898,935

*	Net asset value per share equals Net assets/Outstanding shares.

STATEMENT OF OPERATIONS
For the year ended December 31, 2008

Investment income (Note 2):
Dividend income from investments in affiliates	$6,244,699

Expenses (Notes 2 and 3):
Investment advisory fee	(302,633)

Net investment income (loss)	5,942,066

Realized and unrealized gains (losses) on investments (Note 2):
Capital gain distribution earned from investments in affiliates	1,893,101
Net realized gains (losses) on investments in affiliates	(826,065)
Change in net unrealized appreciation (depreciation) on investments in affiliates	(147,661,522)

Net realized and unrealized gains (losses) on investments	(146,594,486)

Net increase (decrease) in net assets resulting from operations	$(140,652,420)

STATEMENTS OF CHANGES IN NET ASSETS

	For the year	For the year
	ended 12/31/08	ended 12/31/07(a)

From operations:
Net investment income (loss)	$5,942,066	$9,513,908
Capital gain distribution earned from investments in affiliates	1,893,101	33,680,561
Net realized gains (losses) on investments in affiliates	(826,065)	10,287,275
Change in net unrealized appreciation (depreciation) on investments in affiliates	(147,661,522)	(31,280,113)

Net increase (decrease) in net assets resulting from operations	(140,652,420)	22,201,631

Dividends and distributions to shareholders from (Notes 2 and 7):
Net investment income	(5,942,066)	(9,513,908)
Net realized gains from investment transactions	(4,819,652)	(44,611,164)
Tax return of capital	(3,911,132)	—

Total dividends and distributions	(14,672,850)	(54,125,072)

From capital share transactions:
Shares sold	85,274,463	118,169,797
Shares issued on reinvestment of dividends and distributions	14,672,850	54,125,072
Shares redeemed	(149,516,594)	(147,612,570)

Net increase (decrease) in net assets resulting from capital share transactions	(49,569,281)	24,682,299

Total increase (decrease) in net assets	(204,894,551)	(7,241,142)

Net assets:
Beginning of year	397,773,106	405,014,248

End of year	$192,878,555	$397,773,106

Shares outstanding beginning of year	35,779,593	33,239,843
Shares sold	9,322,612	9,321,541
Shares issued on reinvestment of dividends and distributions	2,101,772	4,789,138
Shares redeemed	(16,517,913)	(11,570,929)

Shares outstanding end of year	30,686,064	35,779,593

Undistributed (accumulated) net investment income (loss)	$1	$1

(a)	Shares outstanding shown reflect a reverse stock split of 0.9176237 shares for each share outstanding. See note 6 of the notes to financial statements.

See notes to financial statements.

116

TRANSAMERICA ASSET ALLOCATION FUNDS
SHORT HORIZON
PORTFOLIO OF INVESTMENTS

December 31, 2008

Shares		Value

	Investments
4,298,263	Transamerica Partners Funds Group — Core Bond	$49,816,871
1,581,568	Transamerica Partners Funds Group — High Quality Bond	17,302,353
1,826,733	Transamerica Partners Funds Group — High Yield Bond	10,631,586
1,556,014	Transamerica Partners Funds Group — Inflation-Protected Securities	15,731,306
299,639	Transamerica Partners Funds Group — International Equity	2,289,239
255,256	Transamerica Partners Funds Group — Large Growth	3,152,414
278,667	Transamerica Partners Funds Group — Large Value	3,497,265
161,532	Transamerica Partners Funds Group — Money Market	1,713,611
195,785	Transamerica Partners Funds Group — Small Core	2,290,688

	Total Investments — 100.0% (Cost $121,511,867)	106,425,333
	Liabilities less other assets — (0.0)%*	(9,817)

	Net Assets — 100.0%	$106,415,516

The aggregate cost of investments for federal income tax purposes at December 31, 2008 is $126,113,013.

The following amount is based on cost for federal income tax purposes:

Gross/Net unrealized depreciation (includes gross unrealized appreciation of $0)	$(19,687,680)

*	Amount rounds to less than (0.05)%.

See notes to financial statements.

117

TRANSAMERICA ASSET ALLOCATION FUNDS
SHORT/INTERMEDIATE HORIZON
PORTFOLIO OF INVESTMENTS

December 31, 2008

Shares		Value

	Investments
2,870,347	Transamerica Partners Funds Group — Core Bond	$33,267,317
1,188,528	Transamerica Partners Funds Group — High Quality Bond	13,002,501
1,354,058	Transamerica Partners Funds Group — High Yield Bond	7,880,620
1,137,842	Transamerica Partners Funds Group — Inflation-Protected Securities	11,503,584
924,468	Transamerica Partners Funds Group — International Equity	7,062,939
668,647	Transamerica Partners Funds Group — Large Growth	8,257,794
701,909	Transamerica Partners Funds Group — Large Value	8,808,963
288,306	Transamerica Partners Funds Group — Mid Growth	1,920,117
254,808	Transamerica Partners Funds Group — Mid Value	2,061,395
165,591	Transamerica Partners Funds Group — Money Market	1,756,674
175,986	Transamerica Partners Funds Group — Small Core	2,059,034

	Total Investments — 100.0% (Cost $122,639,178)	97,580,938
	Liabilities less other assets — (0.0)%*	(9,019)

	Net Assets — 100.0%	$97,571,919

The aggregate cost of investments for federal income tax purposes at December 31, 2008 is $126,098,579.

The following amount is based on cost for federal income tax purposes:

Gross/Net unrealized depreciation (includes gross unrealized appreciation of $0)	$(28,517,641)

*	Amount rounds to less than (0.05)%.

See notes to financial statements.

118

TRANSAMERICA ASSET ALLOCATION FUNDS
INTERMEDIATE HORIZON
PORTFOLIO OF INVESTMENTS

December 31, 2008

Shares		Value

	Investments
6,967,816	Transamerica Partners Funds Group — Core Bond	$80,756,991
2,388,851	Transamerica Partners Funds Group — High Quality Bond	26,134,034
3,612,744	Transamerica Partners Funds Group — High Yield Bond	21,026,172
3,360,339	Transamerica Partners Funds Group — Inflation-Protected Securities	33,973,022
5,420,652	Transamerica Partners Funds Group — International Equity	41,413,778
3,526,645	Transamerica Partners Funds Group — Large Growth	43,554,064
3,757,640	Transamerica Partners Funds Group — Large Value	47,158,376
1,496,783	Transamerica Partners Funds Group — Mid Growth	9,968,573
1,271,637	Transamerica Partners Funds Group — Mid Value	10,287,546
557,480	Transamerica Partners Funds Group — Money Market	5,914,024
1,329,404	Transamerica Partners Funds Group — Small Growth	11,087,228
1,585,154	Transamerica Partners Funds Group — Small Value	11,524,074

	Total Investments — 100.0% (Cost $471,144,982)	342,797,882
	Liabilities less other assets — (0.0)%*	(33,614)

	Net Assets — 100.0%	$342,764,268

The aggregate cost of investments for federal income tax purposes at December 31, 2008 is $495,823,126.

The following amount is based on cost for federal income tax purposes:

Gross/Net unrealized depreciation (includes gross unrealized appreciation of $0)	$(153,025,244)

*	Amount rounds to less than (0.05)%.

See notes to financial statements.

119

TRANSAMERICA ASSET ALLOCATION FUNDS
INTERMEDIATE/LONG HORIZON
PORTFOLIO OF INVESTMENTS

December 31, 2008

Shares		Value

	Investments
4,019,445	Transamerica Partners Funds Group — Core Bond	$46,585,367
558,869	Transamerica Partners Funds Group — High Quality Bond	6,114,030
2,247,217	Transamerica Partners Funds Group — High Yield Bond	13,078,805
2,116,273	Transamerica Partners Funds Group — Inflation-Protected Securities	21,395,515
7,492,347	Transamerica Partners Funds Group — International Equity	57,241,534
4,349,172	Transamerica Partners Funds Group — Large Growth	53,712,274
4,278,765	Transamerica Partners Funds Group — Large Value	53,698,499
2,114,103	Transamerica Partners Funds Group — Mid Growth	14,079,926
1,839,913	Transamerica Partners Funds Group — Mid Value	14,884,893
478,723	Transamerica Partners Funds Group — Money Market	5,078,528
1,815,276	Transamerica Partners Funds Group — Small Growth	15,139,404
2,200,100	Transamerica Partners Funds Group — Small Value	15,994,726

	Total Investments — 100.0% (Cost $473,608,967)	317,003,501
	Liabilities less other assets — (0.0)%*	(28,936)

	Net Assets — 100.0%	$316,974,565

The aggregate cost of investments for federal income tax purposes at December 31, 2008 is $489,097,112.

The following amount is based on cost for federal income tax purposes:

Gross/Net unrealized depreciation (includes gross unrealized appreciation of $0)	$(172,093,611)

*	Amount rounds to less than (0.05)%.

See notes to financial statements.

120

TRANSAMERICA ASSET ALLOCATION FUNDS
LONG HORIZON
PORTFOLIO OF INVESTMENTS

December 31, 2008

Shares		Value

	Investments
645,697	Transamerica Partners Funds Group — Core Bond	$7,483,626
674,870	Transamerica Partners Funds Group — High Yield Bond	3,927,743
370,830	Transamerica Partners Funds Group — Inflation-Protected Securities	3,749,089
5,888,297	Transamerica Partners Funds Group — International Equity	44,986,590
3,323,955	Transamerica Partners Funds Group — Large Growth	41,050,848
3,090,313	Transamerica Partners Funds Group — Large Value	38,783,424
1,743,992	Transamerica Partners Funds Group — Mid Growth	11,614,985
1,516,917	Transamerica Partners Funds Group — Mid Value	12,271,859
322,900	Transamerica Partners Funds Group — Money Market	3,425,481
1,496,684	Transamerica Partners Funds Group — Small Growth	12,482,348
1,804,713	Transamerica Partners Funds Group — Small Value	13,120,266

	Total Investments — 100.0% (Cost $314,898,935)	192,896,259
	Liabilities less other assets — (0.0)%*	(17,704)

	Net Assets — 100.0%	$192,878,555

The aggregate cost of investments for federal income tax purposes at December 31, 2008 is $322,476,170.

The following amount is based on cost for federal income tax purposes:

Gross/Net unrealized depreciation (includes gross unrealized appreciation of $0)	$(129,579,911)

*	Amount rounds to less than (0.05)%.

See notes to financial statements.

121

TRANSAMERICA ASSET ALLOCATION FUNDS
PORTFOLIO COMPOSITION

December 31, 2008

The following charts summarize the portfolio composition of each Fund by asset type.

Short Horizon
Money Market Fund	1.6%
Fixed Income Funds	87.8
Domestic Equity Funds	8.4
International Equity Fund	2.2
Liabilities less other assets	(0.0)*

100.0%

Short/Intermediate Horizon
Money Market Fund	1.8%
Fixed Income Funds	67.3
Domestic Equity Funds	23.7
International Equity Fund	7.2
Liabilities less other assets	(0.0)*

100.0%

Intermediate Horizon
Money Market Fund	1.7%
Fixed Income Funds	47.2
Domestic Equity Funds	39.0
International Equity Fund	12.1
Liabilities less other assets	(0.0)*

100.0%

Intermediate/Long Horizon
Money Market Fund	1.6%
Fixed Income Funds	27.5
Domestic Equity Funds	52.8
International Equity Fund	18.1
Liabilities less other assets	(0.0)*

100.0%

Long Horizon
Money Market Fund	1.8%
Fixed Income Funds	7.9
Domestic Equity Funds	67.0
International Equity Fund	23.3
Liabilities less other assets	(0.0)*

100.0%

*	Amount rounds to less than (0.05)%.

See notes to financial statements.

122

TRANSAMERICA ASSET ALLOCATION FUNDS
NOTES TO FINANCIAL STATEMENTS

1. Organization

Transamerica Partners Funds Group II (formerly, Diversified Investors Funds Group II) (the “Trust”), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is composed of twenty-four different series that are, in effect, separate investment funds. Five of the series are doing business as Transamerica Asset Allocation Funds (formerly, Diversified Investors Strategic Allocation Funds), which are non-diversified open-end management companies as defined by the 1940 Act, and are presented herein: Transamerica Asset Allocation — Short Horizon (formerly, Short Horizon Strategic Allocation Fund) (“Short Horizon”), Transamerica Asset Allocation — Short/Intermediate Horizon (formerly, Short/Intermediate Horizon Strategic Allocation Fund) (“Short/Intermediate Horizon”), Transamerica Asset Allocation — Intermediate Horizon (formerly, Intermediate Horizon Strategic Allocation Fund) (“Intermediate Horizon”), Transamerica Asset Allocation — Intermediate/Long Horizon (formerly, Intermediate/Long Horizon Strategic Allocation Fund) (“Intermediate/Long Horizon”), and Transamerica Asset Allocation — Long Horizon (formerly, Long Horizon Strategic Allocation Fund) (“Long Horizon”) (individually, a “Fund” and collectively, the “Funds”). The Trust established and designated Short Horizon, Intermediate Horizon, and Intermediate/Long Horizon as separate series on April 15, 1996. Short/Intermediate Horizon and Long Horizon were established and designated as separate series on May 1, 1998. Each Fund seeks to achieve its investment objective by investing all of its investable assets among certain series of Transamerica Partners Funds Group (formerly, Diversified Investors Funds Group) (“Funds Group”). The effective date of name changes for the Trust and the Funds was May 1, 2008. Funds Group is an open-end management investment company registered under the 1940 Act (that has the same investment advisor as the Funds). Certain series of Funds Group seek to achieve their investment objectives by investing all of their investable assets in a corresponding series of Transamerica Partners Portfolios (formerly, Diversified Investors Portfolios). The financial statements of Funds Group accompany this report.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

     A. Investment Valuation:

The value of any Fund’s investment in a corresponding fund of Funds Group is valued at the net asset value per share of each fund determined as of the close of business of the New York Stock Exchange (typically, 4:00 P.M. Eastern time) on the valuation date.

The Funds adopted the Financial Accounting Standards Board (“FASB”) Standard No. 157, “Fair Value Measurements” (“FAS 157”) on January 1, 2008. FAS 157 is designed to unify guidance for the measurement of fair value of all types of assets, including financial instruments, and certain liabilities, throughout a number of accounting standards. FAS 157 also establishes a hierarchy for measuring fair value in generally accepted accounting principals and expands financial statement disclosures about fair value measurements that are relevant to mutual funds.

Various inputs are used in determining the value of each Fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 — Quoted prices in active markets for identical securities.

Level 2 — Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

123

TRANSAMERICA ASSET ALLOCATION FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

2. Significant Accounting Policies (continued)

Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not an indication of the risks associated with investing in those securities.

The following is a summary of fair valuations according to the inputs used to value the Funds’ net assets as of December 31, 2008.

	Investment in Securities			Total Investment	Other Financial Instruments *
Fund	Level 1	Level 2	Level 3	in Securities	Level 1	Level 2	Level 3

Short Horizon	$—	$106,425,333	$—	$106,425,333	$—	$—	$—
Short/Intermediate Horizon	—	97,580,938	—	97,580,938	—	—	—
Intermediate Horizon	—	342,797,882	—	342,797,882	—	—	—
Intermediate/Long Horizon	—	317,003,501	—	317,003,501	—	—	—
Long Horizon	—	192,896,259	—	192,896,259	—	—	—

*	Other financial instruments, if any, are derivative instruments not reflected in the Portfolio of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation (depreciation) on the investment.

     B. Security Transactions and Investment Income:

Dividend income and capital gain distributions earned are recorded on the ex-dividend date. Security transactions are accounted for on a trade date basis (the date the order to pay or sell is executed).

     C. Dividends and Distributions:

Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, will normally be declared quarterly and annually, respectively, and reinvested in additional full and fractional shares.

The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. The differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes and may result in reclassification among certain capital accounts.

For a detailed description of dividends paid and the tax character of distributions during the years ended December 31, 2008 and December 31, 2007, refer to Note 7.

     D. Federal Income Taxes:

Each Fund is a separate entity for federal income tax purposes and intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income tax provision is required.

     E. Operating Expenses:

The Trust accounts separately for the assets, liabilities and operations of each Fund. Each Fund will indirectly bear its share of fees and expenses incurred by the series of Funds Group in which it invests. These expenses are not reflected in the expenses in the Statement of Operations and are not included in the ratios to average net assets shown in the Financial Highlights.

124

TRANSAMERICA ASSET ALLOCATION FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

2. Significant Accounting Policies (continued)

     F. Other:

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

3. Fees and Transactions with Affiliates

The Trust has entered into an Investment Advisory Agreement with Transamerica Asset Management, Inc. (the “Advisor” or “TAM”). TAM is directly owned by Western Reserve Life Assurance Co. of Ohio (77%) (“Western Reserve”) and AUSA Holding Company (23%) (“AUSA”), both of which are indirect, wholly owned subsidiaries of AEGON NV. AUSA is wholly-owned by AEGON USA, LLC (“AEGON USA”) a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. AEGON USA is owned by AEGON US Holding Corporation, which is owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is owned by The AEGON Trust, which is owned by AEGON International B.V., which is owned by AEGON NV, a Netherlands corporation and a publicly traded international insurance group. Pursuant to the Investment Advisory Agreement, the Advisor provides general investment advice to each Fund. For providing these services, facilities and for bearing the related expenses, the Advisor receives a monthly fee from each Fund, which is accrued daily and payable monthly, at an annual rate equal to 0.10% of each Fund’s average daily net assets. The Advisor is also the Advisor to Funds Group. Accordingly, the net asset values of Funds Group will reflect the fees and other expenses paid to the Advisor or its affiliates.

Certain trustees and officers of the Trust are also directors/trustees, officers or employees of the Advisor or its affiliates, including Funds Group and Transamerica Partners Portfolios. None of the non-independent trustees so affiliated receive compensation for services as trustees of the Trust. Similarly, none of the Trust’s officers receive compensation from the Funds. The independent trustees are also trustees of the affiliated funds for which they receive fees.

Each eligible independent Fund trustee may elect participation in a non-qualified deferred compensation plan (“the Plan”). Under the Plan, such trustees may defer payment of all or a portion of their total fees earned as a Fund trustee. Each trustee who is a participant in the Plan may elect that the earnings, gains or losses credited to his/her deferred fee amounts be determined based on a deemed investment in investment options in the Transamerica Partners Institutional Funds Group, Transamerica Institutional Asset Allocation Funds, Class A shares of any series of Transamerica funds and/or funds of Transamerica Investors, Inc.

Transamerica Fund Services, Inc. (“TFS”) is the Funds’ administrator and transfer agent. Transamerica Capital, Inc. (“TCI”) is the Funds’ distributor/principal underwriter. TFS and TCI each are indirect, wholly-owned subsidiaries of AEGON USA.

125

TRANSAMERICA ASSET ALLOCATION FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

4. Purchases and Sales of Investments

The aggregate cost of investments purchased and proceeds from sales for the year ended December 31, 2008 were as follows:

	Cost of	Proceeds
Fund	Purchases	from Sales

Short Horizon	$168,562,428	$189,845,935
Short/Intermediate Horizon	166,049,651	197,331,685
Intermediate Horizon	678,353,004	812,823,410
Intermediate/Long Horizon	589,464,957	702,924,410
Long Horizon	321,117,624	377,540,930

For a detailed description of each Fund’s purchases and sales, refer to Note 9.

5. Concentrations and Indemnifications

From time to time, the Funds may have a concentration of several shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Funds.

In the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

6. Reverse Stock Split

On January 31, 2008, the trustees of the Trust approved a reverse stock split for the Funds. For each share held, shareholders received shares in accordance with the following chart:

Shares received for
Fund	each share owned

Short Horizon	0.9908908
Short/Intermediate Horizon	0.9730923
Intermediate Horizon	0.9546197
Intermediate/Long Horizon	0.9370055
Long Horizon	0.9176237

The Statement of Changes in Net Assets and Financial Highlights for all applicable periods shown in this report have been adjusted to reflect this split.

7. Federal Income Tax Information

For financial reporting purposes, capital accounts are adjusted to reflect permanent book/tax differences. There were no reclassifications arising from permanent “book/tax” differences for the year ended December 31, 2008.

Distributions during the year ended December 31, 2008 were characterized as follows for tax purposes:

	Ordinary	Long Term	Return of	Total
Fund	Income	Capital Gains	Capital	Distributions

Short Horizon	$6,535,639	$156,185	$4,341	$6,696,165
Short/Intermediate Horizon	5,473,710	325,702	4,021	5,803,433
Intermediate Horizon	17,949,540	1,600,020	14,804	19,564,364
Intermediate/Long Horizon	12,773,226	13,709,871	6,970,825	33,453,922
Long Horizon	5,972,678	4,789,040	3,911,132	14,672,850

126

TRANSAMERICA ASSET ALLOCATION FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

7. Federal Income Tax Information (continued)

Distributions during the year ended December 31, 2007 were characterized as follows for tax purposes:

	Ordinary	Long Term	Return of	Total
Fund	Income	Capital Gains	Capital	Distributions

Short Horizon	$6,136,700	$1,600,238	$—	$7,736,938
Short/Intermediate Horizon	5,862,534	5,890,325	—	11,752,859
Intermediate Horizon	20,965,095	47,275,388	—	68,240,483
Intermediate/Long Horizon	17,576,634	56,022,201	—	73,598,835
Long Horizon	9,559,433	44,565,639	—	54,125,072

The tax character of distributable earnings/(accumulated losses) at December 31, 2008 was as follows:

	Undistributed	Undistributed	Capital
	Ordinary	Long-Term	Loss	Expiration
Fund	Income	Capital Gains	Carryforward	Date

Short Horizon	$—	$—	$1,258,774	12/31/2016
Short/Intermediate Horizon	—	—	1,482,502	12/31/2016
Intermediate Horizon	—	—	21,546,052	12/31/2016

127

TRANSAMERICA ASSET ALLOCATION FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

8. Financial Highlights

Selected data for a share outstanding for the year:

		Income (Loss) from
		Investment Operations			Dividends and Distributions from
	Net Asset	Net	Net Realized	Total		Net	Tax
For the	Value,	Investment	and Unrealized	Income (Loss)	Net	Realized	Return
Year	Beginning of	Income	Gains (Losses)	from Investment	Investment	Gains on	of
Ended	Year	(Loss)(a)	on Investments	Operations	Income	Investments	Capital(b)

Short Horizon
12/31/2008	$10.77	$0.49	$(1.46)	($0.97)	$(0.51)	$(0.01)	$(0.00	)*
12/31/2007(1)	10.79	0.43	0.10	0.53	(0.44)	(0.11)	—
12/31/2006(1)	10.77	0.41	0.12	0.53	(0.42)	(0.09)	(0.00	)*
12/31/2005(1)	10.96	0.36	(0.11)	0.25	(0.37)	(0.07)	—
12/31/2004(1)	10.95	0.38	0.07	0.45	(0.39)	(0.05)	—
Short/Intermediate Horizon
12/31/2008	9.92	0.37	(2.11)	(1.74)	(0.38)	(0.02)	(0.00	)*
12/31/2007(1)	10.16	0.37	0.14	0.51	(0.37)	(0.38)	—
12/31/2006(1)	10.12	0.35	0.33	0.68	(0.36)	(0.28)	—
12/31/2005(1)	10.23	0.31	0.02	0.33	(0.31)	(0.13)	—
12/31/2004(1)	9.90	0.29	0.32	0.61	(0.28)	—	—
Intermediate Horizon
12/31/2008	11.45	0.34	(3.20)	(2.86)	(0.35)	(0.03)	(0.00	)*
12/31/2007(1)	12.09	0.39	0.28	0.67	(0.40)	(0.91)	—
12/31/2006(1)	12.10	0.37	0.68	1.05	(0.38)	(0.68)	(0.00	)*
12/31/2005(1)	12.16	0.32	0.18	0.50	(0.31)	(0.25)	—
12/31/2004(1)	11.54	0.27	0.61	0.88	(0.26)	—	—
Intermediate/Long Horizon
12/31/2008	12.54	0.29	(4.35)	(4.06)	(0.30)	(0.33)	(0.17)
12/31/2007(1)	13.47	0.37	0.34	0.71	(0.39)	(1.25)	—
12/31/2006(1)	13.15	0.34	1.02	1.36	(0.35)	(0.69)	—
12/31/2005(1)	12.83	0.29	0.38	0.67	(0.29)	(0.06)	—
12/31/2004(1)	11.89	0.21	0.93	1.14	(0.20)	—	—
Long Horizon
12/31/2008	11.12	0.18	(4.55)	(4.37)	(0.19)	(0.15)	(0.12)
12/31/2007(1)	12.18	0.30	0.33	0.63	(0.30)	(1.39)	—
12/31/2006(1)	11.78	0.26	1.18	1.44	(0.26)	(0.78)	—
12/31/2005(1)	11.34	0.22	0.52	0.74	(0.22)	(0.08)	—
12/31/2004(1)	10.31	0.13	1.02	1.15	(0.12)	—	—

(a)	Calculated based upon average shares outstanding.
(b)	Results from investment related activity occurring between year end dividend calculation and the fiscal year end.
(c)	Ratios exclude expenses incurred by the underlying Funds.
*	Amount rounds to less than one penny per share.
(1)	Per share data reflects a reverse stock split as follows:
Short Horizon — 0.9908908 shares for each share outstanding.
Short/Intermediate Horizon — 0.9730923 shares for each share outstanding.
Intermediate Horizon — 0.9546197 shares for each share outstanding.
Intermediate/Long Horizon — 0.9370055 shares for each share outstanding.
Long Horizon — 0.9176237 shares for each share outstanding.

128

			Ratios to Average Net Assets
Total				Net
Dividends	Net Asset			Investment		Net Assets,
and	Value, End	Total		Income	Portfolio	End of
Distributions	of Year	Return	Expenses(c)	(Loss)	Turnover	Year

$(0.52)	$9.28	(9.33)%	0.10%	4.80%	124%	$106,415,516
(0.55)	10.77	5.10	0.10	3.98	32	147,306,987
(0.51)	10.79	5.03	0.13	3.86	59	155,014,294
(0.44)	10.77	2.28	0.20	3.36	57	164,512,974
(0.44)	10.96	4.20	0.20	3.45	50	156,324,166

(0.40)	7.78	(17.96)	0.10	4.03	123	97,571,919
(0.75)	9.92	5.11	0.10	3.53	33	159,655,340
(0.64)	10.16	6.86	0.13	3.43	57	162,537,925
(0.44)	10.12	3.23	0.20	3.05	60	165,746,088
(0.28)	10.23	6.19	0.20	2.93	68	142,991,973

(0.38)	8.21	(25.50)	0.10	3.35	126	342,764,268
(1.31)	11.45	5.56	0.10	3.07	39	646,975,272
(1.06)	12.09	8.81	0.13	3.01	70	676,164,389
(0.56)	12.10	4.17	0.20	2.72	54	646,030,328
(0.26)	12.16	7.70	0.20	2.34	45	550,075,729

(0.80)	7.68	(32.84)	0.10	2.65	121	316,974,565
(1.64)	12.54	5.27	0.10	2.64	33	620,979,913
(1.04)	13.47	10.56	0.13	2.54	59	661,319,459
(0.35)	13.15	5.29	0.20	2.23	46	643,127,158
(0.20)	12.83	9.71	0.20	1.79	53	595,441,625

(0.46)	6.29	(39.60)	0.10	1.96	105	192,878,555
(1.69)	11.12	5.31	0.10	2.27	32	397,773,106
(1.04)	12.18	12.32	0.13	2.10	76	405,014,248
(0.30)	11.78	6.52	0.20	1.91	47	395,717,868
(0.12)	11.34	11.29	0.20	1.24	50	347,138,774

129

TRANSAMERICA ASSET ALLOCATION FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

9. Investments in Affiliates

The market value of investments in affiliates (as defined in the 1940 Act, “Affiliated Companies” are those in which the Trust is under common control with an affiliated entity) at December 31, 2008 totaled $106,425,333, $97,580,938, $342,797,882, $317,003,501, and $192,896,259, for Short Horizon, Short/Intermediate Horizon, Intermediate Horizon, Intermediate/Long Horizon and Long Horizon, respectively.

Affiliates and the gain/(loss) from sales of affiliates are as follows:

	Beginning	Shares	Shares	Ending	Purchase	Sale	Gain (Loss)
	Shares	Purchased	Sold	Shares	Cost	Cost	on Sales

Short Horizon
Investments:
Transamerica Partners Funds Group — Core Bond	6,340,896	1,199,090	3,241,723	4,298,263	$15,027,576	$41,127,881	$(1,302,785)
Transamerica Partners Funds Group — High Quality Bond	3,342,502	463,678	2,224,612	1,581,568	5,309,393	25,798,964	(505,840)
Transamerica Partners Funds Group — High Yield Bond	1,426,352	1,158,212	757,831	1,826,733	8,832,989	6,533,321	(721,328)
Transamerica Partners Funds Group — Inflation-Protected Securities	—	2,134,569	578,555	1,556,014	23,650,324	6,416,172	(354,673)
Transamerica Partners Funds Group — International Equity	137,675	265,947	103,983	299,639	2,936,879	1,435,281	(331,949)
Transamerica Partners Funds Group — Large Core	73,143	—	73,143	—	—	1,287,423	204,690
Transamerica Partners Funds Group — Large Growth	209,100	147,825	101,669	255,256	2,300,378	1,728,228	(124,320)
Transamerica Partners Funds Group — Large Value	183,363	195,724	100,420	278,667	3,097,993	2,068,843	(407,825)
Transamerica Partners Funds Group — Mid Growth	53,255	—	53,255	—	—	573,543	(11,169)
Transamerica Partners Funds Group — Mid Value	61,329	—	61,329	—	—	850,181	(98,900)
Transamerica Partners Funds Group — Money Market	195,493	9,724,395	9,758,356	161,532	103,420,866	103,781,635	25,107
Transamerica Partners Funds Group — Small Core	19,546	256,550	80,311	195,785	3,919,356	1,490,796	(326,666)
Transamerica Partners Funds Group — Small Growth	26,657	2,594	29,251	—	32,403	420,280	(62,534)
Transamerica Partners Funds Group — Small Value	34,282	3,563	37,845	—	34,271	454,715	(103,136)

					$168,562,428	$193,967,263	$(4,121,328)

130

TRANSAMERICA ASSET ALLOCATION FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

9. Investments in Affiliates (continued)

Affiliates and the gain/(loss) from sales of affiliates are as follows:

	Beginning	Shares	Shares	Ending	Purchase	Sale	Gain (Loss)
	Shares	Purchased	Sold	Shares	Cost	Cost	on Sales

Short/Intermediate Horizon
Investments:
Transamerica Partners Funds Group — Core Bond	5,260,615	707,867	3,098,135	2,870,347	$8,868,560	$39,432,534	$(1,431,504)
Transamerica Partners Funds Group — High Quality Bond	2,807,488	302,091	1,921,051	1,188,528	3,455,972	22,003,810	(189,950)
Transamerica Partners Funds Group — High Yield Bond	1,180,407	641,791	468,140	1,354,058	5,169,484	4,084,290	(246,156)
Transamerica Partners Funds Group — Inflation-Protected Securities	—	1,765,531	627,689	1,137,842	19,562,708	6,961,074	(344,118)
Transamerica Partners Funds Group — International Equity	482,378	709,173	267,083	924,468	8,552,828	3,452,616	(198,317)
Transamerica Partners Funds Group — Large Core	234,701	—	234,701	—	—	4,136,034	651,866
Transamerica Partners Funds Group — Large Growth	671,316	225,133	227,802	668,647	3,560,793	3,895,985	37,661
Transamerica Partners Funds Group — Large Value	587,896	330,222	216,209	701,909	5,303,918	4,581,756	(628,970)
Transamerica Partners Funds Group — Mid Growth	171,017	217,947	100,658	288,306	2,091,145	1,033,438	(70,227)
Transamerica Partners Funds Group — Mid Value	196,577	143,718	85,487	254,808	1,526,493	1,121,073	(168,947)
Transamerica Partners Funds Group — Money Market	256,826	9,872,058	9,963,293	165,591	105,004,446	106,001,888	(27,628)
Transamerica Partners Funds Group — Small Core	61,569	177,773	63,356	175,986	2,799,196	1,508,278	(529,434)
Transamerica Partners Funds Group — Small Growth	85,497	6,227	91,724	—	79,265	1,317,680	(195,896)
Transamerica Partners Funds Group — Small Value	115,239	7,780	123,019	—	74,843	1,482,551	(339,702)

					$166,049,651	$201,013,007	$(3,681,322)

131

TRANSAMERICA ASSET ALLOCATION FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

9. Investments in Affiliates (continued)

Affiliates and the gain/(loss) from sales of affiliates are as follows:

	Beginning	Shares	Shares	Ending	Purchase	Sale	Gain (Loss)
	Shares	Purchased	Sold	Shares	Cost	Cost	on Sales

Intermediate Horizon
Investments:
Transamerica Partners Funds Group — Core Bond	15,089,905	2,178,615	10,300,704	6,967,816	$26,789,537	$129,698,855	$(4,701,526)
Transamerica Partners Funds Group — High Quality Bond	8,357,135	750,312	6,718,596	2,388,851	8,515,947	76,520,489	(110,634)
Transamerica Partners Funds Group — High Yield Bond	3,315,444	2,061,614	1,764,314	3,612,744	16,872,147	16,624,237	(3,055,396)
Transamerica Partners Funds Group — Inflation-Protected Securities	—	6,221,906	2,861,567	3,360,339	68,691,540	31,734,777	(1,697,028)
Transamerica Partners Funds Group — International Equity	3,007,624	4,348,726	1,935,698	5,420,652	55,678,643	28,470,639	(7,025,747)
Transamerica Partners Funds Group — Large Core	1,522,515	—	1,522,515	—	—	28,589,823	2,469,489
Transamerica Partners Funds Group — Large Growth	4,650,489	855,147	1,978,991	3,526,645	14,468,801	34,007,436	(253,060)
Transamerica Partners Funds Group — Large Value	3,876,227	1,408,420	1,527,007	3,757,640	22,545,160	34,490,472	(8,312,869)
Transamerica Partners Funds Group — Mid Growth	1,254,946	856,367	614,530	1,496,783	8,553,252	6,358,676	(869,909)
Transamerica Partners Funds Group — Mid Value	1,299,072	492,516	519,951	1,271,637	5,627,142	6,979,200	(1,587,948)
Transamerica Partners Funds Group — Money Market	895,255	39,688,063	40,025,838	557,480	422,012,881	425,686,629	(69,555)
Transamerica Partners Funds Group — Small Core	434,238	—	434,238	—	—	10,422,632	(3,118,753)
Transamerica Partners Funds Group — Small Growth	609,738	1,264,124	544,458	1,329,404	14,648,864	7,954,164	(2,241,121)
Transamerica Partners Funds Group — Small Value	777,111	1,502,066	694,023	1,585,154	13,949,090	8,649,215	(2,789,777)

					$678,353,004	$846,187,244	$(33,363,834)

132

TRANSAMERICA ASSET ALLOCATION FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

9. Investments in Affiliates (continued)

Affiliates and the gain/(loss) from sales of affiliates are as follows:

	Beginning	Shares	Shares	Ending	Purchase	Sale	Gain (Loss)
	Shares	Purchased	Sold	Shares	Cost	Cost	on Sales

Intermediate/Long Horizon
Investments:
Transamerica Partners Funds Group — Core Bond	8,523,634	1,400,005	5,904,194	4,019,445	$16,972,176	$74,385,763	$(2,680,478)
Transamerica Partners Funds Group — High Quality Bond	4,616,128	241,399	4,298,658	558,869	2,723,005	48,921,580	309,761
Transamerica Partners Funds Group — High Yield Bond	1,865,124	1,685,986	1,303,893	2,247,217	13,441,836	11,819,915	(1,540,481)
Transamerica Partners Funds Group — Inflation-Protected Securities	—	4,213,463	2,097,190	2,116,273	46,341,317	23,257,841	(1,083,962)
Transamerica Partners Funds Group — International Equity	4,323,819	5,081,337	1,912,809	7,492,347	65,842,989	20,871,708	4,015,751
Transamerica Partners Funds Group — Large Core	2,101,291	—	2,101,291	—	—	35,352,538	7,513,792
Transamerica Partners Funds Group — Large Growth	5,999,983	530,782	2,181,593	4,349,172	9,362,465	34,897,033	5,500,369
Transamerica Partners Funds Group — Large Value	5,271,064	811,073	1,803,372	4,278,765	13,524,477	33,883,545	1,971,647
Transamerica Partners Funds Group — Mid Growth	1,525,009	1,241,829	652,735	2,114,103	12,868,565	6,132,593	351,838
Transamerica Partners Funds Group — Mid Value	1,762,145	629,496	551,728	1,839,913	7,421,749	6,396,649	(13,259)
Transamerica Partners Funds Group — Money Market	983,313	34,021,055	34,525,645	478,723	361,893,570	367,347,597	(58,046)
Transamerica Partners Funds Group — Small Core	578,934	—	578,934	—	—	13,524,080	(3,786,403)
Transamerica Partners Funds Group — Small Growth	810,634	1,581,151	576,509	1,815,276	19,104,393	8,359,619	(1,718,757)
Transamerica Partners Funds Group — Small Value	1,013,389	2,166,998	980,287	2,200,100	19,968,415	11,823,680	(2,831,503)

					$589,464,957	$696,974,141	$5,950,269

133

TRANSAMERICA ASSET ALLOCATION FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

9. Investments in Affiliates (continued)

Affiliates and the gain/(loss) from sales of affiliates are as follows:

	Beginning	Shares	Shares	Ending	Purchase	Sale	Gain (Loss)
	Shares	Purchased	Sold	Shares	Cost	Cost	on Sales

Long Horizon
Investments:
Transamerica Partners Funds Group — Core Bond	1,576,306	302,415	1,233,024	645,697	$3,570,561	$15,227,170	$(301,416)
Transamerica Partners Funds Group — High Quality Bond	846,877	—	846,877	—	—	9,620,298	117,822
Transamerica Partners Funds Group — High Yield Bond	351,131	835,157	511,418	674,870	6,659,722	4,737,386	(953,603)
Transamerica Partners Funds Group — Inflation-Protected Securities	—	847,533	476,703	370,830	9,247,402	5,286,642	(282,936)
Transamerica Partners Funds Group — International Equity	3,731,887	3,555,152	1,398,742	5,888,297	46,953,792	15,754,409	825,638
Transamerica Partners Funds Group — Large Core	1,718,547	—	1,718,547	—	—	30,531,180	4,527,174
Transamerica Partners Funds Group — Large Growth	5,061,344	202,286	1,939,675	3,323,955	3,218,077	31,807,028	3,551,787
Transamerica Partners Funds Group — Large Value	4,266,931	246,002	1,422,620	3,090,313	4,061,983	28,256,928	(798,410)
Transamerica Partners Funds Group — Mid Growth	1,378,029	838,400	472,437	1,743,992	8,659,603	4,410,447	3,451
Transamerica Partners Funds Group — Mid Value	1,440,164	478,816	402,063	1,516,917	5,634,677	4,757,714	(398,815)
Transamerica Partners Funds Group — Money Market	196,030	19,079,316	18,952,446	322,900	202,975,369	201,643,137	(23,223)
Transamerica Partners Funds Group — Small Core	474,025	—	474,025	—	—	11,154,547	(3,181,452)
Transamerica Partners Funds Group — Small Growth	703,181	1,214,444	420,941	1,496,684	14,668,692	6,023,792	(1,432,286)
Transamerica Partners Funds Group — Small Value	870,804	1,681,696	747,787	1,804,713	15,467,746	9,156,317	(2,479,796)

					$321,117,624	$378,366,995	$(826,065)

134

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Transamerica Funds Group II and Shareholders of the Short Horizon Asset Allocation Fund, Short/Intermediate Horizon Asset Allocation Fund, Intermediate Horizon Asset Allocation Fund, Intermediate/Long Horizon Asset Allocation Fund, and Long Horizon Asset Allocation Fund:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Short Horizon Asset Allocation Fund, Short/Intermediate Horizon Asset Allocation Fund, Intermediate Horizon Asset Allocation Fund, Intermediate/Long Horizon Asset Allocation Fund, and Long Horizon Asset Allocation Fund (collectively the “Funds”; five of the funds constituting the Transamerica Partners Funds Group II) at December 31, 2008, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2008 by correspondence with the transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York
February 26, 2009

135

TRANSAMERICA ASSET ALLOCATION FUNDS
2008 TAX INFORMATION
(Unaudited)

Pursuant to the Jobs and Growth Relief Reconciliation Act of 2003, the amounts below are designated by the Funds as 15% long-term capital gain distribution, or the maximum allowable.

Fund

Short Horizon	$156,185
Short/Intermediate Horizon	325,702
Intermediate Horizon	1,600,020
Intermediate/Long Horizon	13,709,871
Long Horizon	4,789,040

136

TRANSAMERICA PARTNERS FUNDS GROUP
SUB-ADVISORY AGREEMENT — INITIAL REVIEW AND APPROVAL

December 31, 2008
(Unaudited)

At a special meeting of the Board of Trustees (the “Board”) of Transamerica Partners Funds Group (the “Trust”) and Transamerica Partners Portfolios (the “Portfolio Trust”) held on December 18, 2008 the Board reviewed and considered proposed new investment sub-advisory agreement between Transamerica Asset Management, Inc. (“TAM”) and the Sub-Advisor, Thornburg Investment Management, Inc., with respect to the Portfolio Trust series Transamerica Partners International Equity Portfolio. The Board also reviewed and considered the proposed new investment sub-advisory agreement between TAM and the Sub-Advisor, Aronson+Johnson+Ortiz, L.P., with respect to the Portfolio Trust series Transamerica Large Value Portfolio. The following series of Transamerica Partners Funds Group invest their assets in these series of Transamerica Partners Portfolios as follows: Transamerica Partners International Equity invests all of its investable assets in Transamerica Partners International Equity Portfolio, and Transamerica Partners Large Value invests all of its investable assets in Transamerica Partners Large Value Portfolio.

Following their review and consideration, the Trustees determined that the new investment sub-advisory agreements (the “Sub-Advisory Agreements”) would enable shareholders of the Funds to obtain high quality services at a cost that is appropriate, fair, and in the best interests of its shareholders. The Board, including the independent members of the Board present at the meeting, unanimously approved the Sub-Advisory Agreements with the Sub-Advisors for an initial two-year period following a presentation by TAM. In reaching their decision, the Trustees requested and obtained from TAM and the Sub-Advisors such information as they deemed reasonably necessary to evaluate the Sub-Advisory Agreements, including information about fees and performance of comparable funds managed by the Sub-Advisors. The Trustees also carefully considered information they had previously received from TAM as part of their regular oversight of the Funds, as well as comparative fee, expense, and performance information prepared by Lipper Inc. (“Lipper”), an independent provider of mutual fund performance and fee and expense information, and profitability data prepared by management. In considering the proposed Sub-Advisory Agreements, the Trustees evaluated a number of considerations that they believed, in light of the legal advice furnished to them by independent legal counsel and their own business judgment, to be relevant.

The Board members evaluated all information available to them on a Fund-by-Fund basis, and their determinations were made separately in respect of each Fund. They based their decisions on the following considerations, among others, although they did not identify any consideration or particular information that was controlling of their decisions:

Approval of New Sub-Advisory Agreement for Transamerica Partners International Equity Portfolio.

As noted above, during the six-month period ended December 31, 2008, TAM appointed a new Sub-Advisor, with the approval of the Board, for Transamerica Partners International Equity Portfolio, in which Transamerica Partners International Equity invests all of its investable assets. At a special meeting held on December 18, 2008, the Board considered (i) the termination of Wellington Management Company, LLP (“Wellington”) and LSV Asset Management (“LSV”) as Sub-Advisors to the Portfolio Trust and (ii) the appointment of Thornburg Investment Management, Inc. (“Thornburg”) as replacement Sub-Advisor. The Board authorized TAM to terminate the Sub-Advisory Agreements with Wellington and LSV. The Board also approved the Sub-Advisory Agreement with Thornburg for a two-year period (the “Thornburg Sub-Advisory Agreement”) following a presentation by TAM. Discussed below are some of the material factors considered by the Board.

TAM reviewed with the Board its search process and criteria for a replacement Sub-Advisor, including its desire to engage a Sub-Advisor with a proactive sell discipline. The Board considered information with respect to Thornburg and whether the Thornburg Sub-Advisory Agreement was in the best interests of the Portfolio Trust and the Trust. As part of their deliberations, the Board took into account the nature and quality of the anticipated services to be provided by Thornburg and reviewed and discussed information regarding Thornburg’s fees. The Board compared Thornburg’s relative value composite performance to that of Transamerica Partners

137

TRANSAMERICA PARTNERS FUNDS GROUP
SUB-ADVISORY AGREEMENT — INITIAL REVIEW AND APPROVAL (Continued)

December 31, 2008
(Unaudited)

International Equity’s composite performance calculated gross of fees, and the MSCI ACWI ex-US Index and MSCI World ex-US Equity Index. The Board noted that Thornburg’s composite performance exceeded that of the Transamerica Partners International Equity’s performance and the MSCI ACWI ex-US Index and MSCI World ex-US Equity Index over the past 1-, 2- and 3-year periods ended September 30, 2008.

The Board reviewed the qualifications, backgrounds and responsibilities of the senior personnel of Thornburg and the portfolio management team that would be primarily responsible for the day-to-day management of the Portfolio Trust. The Board noted that TAM, and not the Portfolio Trust or the Trust, will pay the sub-advisory fee to Thornburg. The Board considered that at current asset levels the sub-advisory fee paid under the Sub-Advisory Agreement with Thornburg was higher than the sub-advisory fee paid to Wellington and LSV. The Board also recognized, however, that the Thornburg Sub-Advisory Agreement would offer breakpoints and with the combining of assets from the Transamerica Thornburg International Value, a series of Transamerica Funds, would result in lower fees overall paid by TAM to Thornburg. The Board also took into account Management’s statements that the relationship with Thornburg in the Transamerica Thornburg International Value Fund was going well and that there were no compliance or other issues to report.

Based upon its review and the representations made to it and after consideration of the above factors, and such other factors and information as it deemed relevant, the Board, including the independent members of the Board appearing in person, unanimously approved the Thornburg Sub-Advisory Agreement.

No single factor reviewed by the Board was identified as the principal factor in determining whether to approve the Thornburg Sub-Advisory Agreement, and each Board member likely attributed different weight to the various factors.

Approval of New Sub-Advisory Agreement for Transamerica Partners Large Value Portfolio.

As noted above, during the six-month period ended December 31, 2008, TAM appointed a new Sub-Advisor, with the approval of the Board, for Transamerica Partners Large Value Portfolio, in which Transamerica Partners Institutional Large Value invests all of its investable assets. At a special meeting held on December 18, 2008, the Board considered (i) Management’s proposal to terminate AllianceBernstein L.P, (“AllianceBernstein”) and TCW Investment Management Company (“TCW”) as Sub-Advisors to the Portfolio Trust and (ii) the appointment of Aronson+Johnson+Ortiz, LP (“AJO”) as replacement Sub-Advisor. The Board authorized TAM to terminate the Sub-Advisory Agreements with AllianceBernstein and TCW. The Board also approved the Sub-Advisory Agreement with AJO for a two-year period (the “AJO Sub-Advisory Agreement”) following a presentation by TAM. Discussed below are some of the material factors considered by the Board.

TAM reviewed with the Board its search process and criteria for a replacement Sub-Advisor, including its desire to engage a Sub-Advisor able to mitigate market volatility while providing an upside potential at the same time. The Board considered information with respect to AJO and whether the AJO Sub-Advisory Agreement was in the best interests of the Portfolio Trust and the Trust. As part of their deliberations, the Board took into account the nature and quality of the anticipated services to be provided by AJO and reviewed and discussed information regarding AJO’s fees. The Board compared AJO’s large cap-absolute value composite performance to that of AllianceBernstein and TCW’s large value composite, Transamerica Partners Portfolios Large Value performance and the Russell 1000® Value Index. The Board noted that AJO’s composite performance exceeded that of AllianceBernstein and TCW’s large value composite and the Russell 1000 Value Index over the past 1-, 2,- and 3-year periods ended September 30, 2008.

The Board reviewed the qualifications, backgrounds and responsibilities of the senior personnel of AJO and the portfolio management team that would be primarily responsible for the day-to-day management of the Portfolio Trust. The Board noted that TAM, and not the Portfolio Trust or the Trust, will pay the sub-advisory fee to AJO.

138

TRANSAMERICA PARTNERS FUNDS GROUP
SUB-ADVISORY AGREEMENT — INITIAL REVIEW AND APPROVAL (Continued)

December 31, 2008
(Unaudited)

The Board considered that at current asset levels the sub-advisory fee paid under the Sub-Advisory Agreements with AllianceBernstein and TCW was higher than the sub-advisory fee to be paid to AJO by TAM. The Board recognized that the AJO Sub-Advisory Agreement would offer breakpoints and with the combining of assets from the Transamerica Partners Large Core Portfolio, a series of Portfolio Trust, would result in lower fees overall paid by TAM to AJO. The Board also took into account Management’s statements that the relationship with AJO in the Transamerica Partners Large Core Portfolio, Transamerica Partners International Equity, and Transamerica Partners Institutional International Equity was going well and that there were no compliance or other issues to report.

Based upon its review and the representations made to it and after consideration of the above factors, and such other factors and information as it deemed relevant, the Board, including the independent members of the Board appearing in person, unanimously approved the AJO Sub-Advisory Agreement.

No single factor reviewed by the Board was identified as the principal factor in determining whether to approve the AJO Sub-Advisory Agreement, and each Board member likely attributed different weight to the various factors.

139

TRANSAMERICA PARTNERS FUNDS GROUP AND
TRANSAMERICA ASSET ALLOCATION FUNDS
MANAGEMENT OF THE TRUST
(Unaudited)

BOARD MEMBERS AND OFFICERS

The Trust is governed by a Board of Trustees. Subject to the supervision of the Board of Trustees, the assets of each portfolio are managed by the investment adviser and sub-advisers, and the respective portfolio managers. The Board of Trustees is responsible for managing the business and affairs of the Trust and oversees the operation of the Trust by its officers. It also reviews the management of the portfolios’ assets by the investment adviser and sub-advisers. The Trust’s portfolios are among the funds advised and sponsored by Transamerica Asset Management, Inc. (“TAM”) (collectively, the “Transamerica Asset Management Group”). The Transamerica Asset Management Group (“TAMG”) consists of Transamerica Funds, Transamerica Series Trust (“TST”), Transamerica Investors, Inc. (“TII”), Transamerica Income Shares, Inc. (“TIS”), Transamerica Partners Funds Group (“TPFG”), Transamerica Partners Funds Group II (“TPFG II”), Transamerica Partners Portfolios (“TPP”), and Transamerica Asset Allocation Variable Funds (“TAAVF”) and consists of 176 portfolios.

The mailing address of each Board Member and Officer is c/o Secretary of the Funds, 570 Carillon Parkway, St. Petersburg, Florida 33716. Information about Trustees (also referred to as “Board Members”) and Officers of the Trust is as follows:

140

TRANSAMERICA PARTNERS FUNDS GROUP AND
TRANSAMERICA ASSET ALLOCATION FUNDS
MANAGEMENT OF THE TRUST (Continued)
(Unaudited)

Number of
		Term of		Funds in
		Office and		Complex
	Position(s)	Length of		Overseen
	Held with	Time	Principal Occupation(s) During	by Board
Name	Trust	Served*	Past 5 Years	Member	Other Directorships
INTERESTED BOARD MEMBER**
John K. Carter (DOB: 1961)	Chairman, Board Member, President, and Chief Executive Officer	Since 2007	Chairman and Board Member (2008–present), President (2007–present), Chief Executive Officer (2006–present), Vice President, Secretary and Chief Compliance Officer (2003–2006), TII; Chairman, Board Member, President and Chief Executive Officer, TPP, TPFG, TPFG II and TAAVF (2007–present); Chairman (2007–present), Board Member (2006–present), President and Chief Executive Officer (2006–present), Senior Vice President (1999–2006), Chief Compliance Officer, General Counsel and Secretary (1999–2006), Transamerica Funds and TST; Chairman (2007–present), Board Member (2006–present), President and Chief Executive Officer (2006–present), Senior Vice President (2002–2006), General Counsel, Secretary and Chief Compliance Officer (2002–2006), TIS; President and Chief Executive Officer (2006–present), Senior Vice President (1999–2006), Director (2000–present), General Counsel and Secretary (2000–2006), Chief Compliance Officer (2004–2006), TAM; President and Chief Executive Officer (2006–present), Senior Vice President (1999–2006), Director (2001–present), General Counsel and Secretary (2001–2006), Transamerica Fund Services, Inc. (“TFS”); Vice President, AFSG Securities Corporation (2001–present); Senior Vice President, General Counsel and Secretary, Transamerica Index Funds, Inc. (“TIF”) (2002–2004); Director (2008–present) and Vice President, Transamerica Investment Services, Inc. (“TISI”) (2003–2005) and Transamerica Investment Management, LLC (“TIM”) (2001–2005).	176	N/A

*	Each Board Member shall hold office until: 1) his or her successor is elected and qualified or 2) he or she resigns, retires or his or her term as a Board Member is terminated in accordance with the by-laws.

**	May be deemed an “interested person” (as that term is defined in the 1940 Act) of the Trust because of his employment with TAM or an affiliate of TAM.

141

TRANSAMERICA PARTNERS FUNDS GROUP AND
TRANSAMERICA ASSET ALLOCATION FUNDS
MANAGEMENT OF THE TRUST (Continued)
(Unaudited)

				Number of
		Term of		Funds in
		Office and		Complex
	Position(s)	Length of		Overseen
	Held with	Time	Principal Occupation(s) During	by Board
Name	Trust	Served*	Past 5 Years	Members	Other Directorships
INDEPENDENT BOARD MEMBERS***
Sandra N. Bane (DOB: 1952)	Board Member	Since 2008	Retired, KPMG (1999–present); and Board Member, TII (2003–present), Transamerica Funds, TST, TIS, TPP, TPFG, TPFG II and TAAVF (2008–present).	176	Big 5 Sporting Goods (2002– present); AGL Resources, Inc. (energy services holding company) (2008–present)
Leo J. Hill (DOB: 1956)	Lead Independent Board Member	Since 2007	Principal, Advisor Network Solutions, LLC (business consulting) (2006–present); Board Member, TST (2001–present); Board Member, Transamerica Funds and TIS (2002–present); Board Member, TPP, TPFG, TPFG II and TAAVF (2007–present); TII (2008–present); Owner and President, Prestige Automotive Group (2001–2005); President, L. J. Hill & Company (1999–present); Market President, Nations Bank of Sun Coast Florida (1998–1999); President and Chief Executive Officer, Barnett Banks of Treasure Coast Florida (1994–1998); Executive Vice President and Senior Credit Officer, Barnett Banks of Jacksonville, Florida (1991–1994); and Senior Vice President and Senior Loan Administration Officer, Wachovia Bank of Georgia (1976–1991).	176	N/A
Neal M. Jewell (DOB: 1935)	Board Member	Since 1993	Retired (2004–present); Board Member, TPP, TPFG; TPFG II and TAAVF (1993–present); Board Member, Transamerica Funds, TST and TIS (2007–present); Board Member, TII (2008–present); and Independent Trustee, EAI Select Managers Equity Fund (a mutual fund) (1996–2004).	176	N/A

*	Each Board Member shall hold office until: 1) his or her successor is elected and qualified or 2) he or she resigns, retires or his or her term as a Board Member is terminated in accordance with the by-laws.

***	Independent Board Member means a Board Member who is not an “interested person” (as that term is defined under the 1940 Act) of the Trust.

142

TRANSAMERICA PARTNERS FUNDS GROUP AND
TRANSAMERICA ASSET ALLOCATION FUNDS
MANAGEMENT OF THE TRUST (Continued)
(Unaudited)

				Number of
		Term of		Funds in
		Office and		Complex
	Position(s)	Length of		Overseen
	Held with	Time	Principal Occupation(s) During	by Board
Name	Trust	Served*	Past 5 Years	Members	Other Directorships
Russell A. Kimball, Jr. (DOB: 1944)	Board Member	Since 2007	General Manager, Sheraton Sand Key Resort (1975–present); Board Member, TST (1986–present); Board Member, Transamerica Funds and TIS (2002–present); TPP, TPFG, TPFG II and TAAVF (2007–present); and Board Member, TII (2008–present).	176	N/A
Eugene M. Mannella (DOB: 1954)	Board Member	Since 1994	Chief Executive Officer, HedgeServ Corporation (hedge fund administration) (2008–present); Self-employed consultant (2006–present); President, ARAPAHO Partners LLC (limited purpose broker-dealer) (1998–2008); Board Member, TPP, TPFG, TPFG II and TAAVF (1994–present); Board Member, Transamerica Funds, TST and TIS (2007–present); Board Member, TII (2008–present); and President, International Fund Services (alternative asset administration) (1993–2005).	176	N/A
Norman R. Nielsen (DOB: 1939)	Board Member	Since 2007	Retired (2005–present); Director, Iowa Student Loan Service Corporation (2006-present); Board Member, Transamerica Funds, TST and TIS (2006–present); Board Member, TPP, TPFG, TPFG II and TAAVF (2007–present); Board Member, TII (2008–present); Director, League for Innovation in the Community Colleges (1985-2005); Director, Iowa Health Systems (1994–2003); Director, U.S. Bank (1987–2006); and President, Kirkwood Community College (1985–2005).	176	Buena Vista University Board of Trustees (2004–present)
Joyce G. Norden (DOB: 1939)	Board Member	Since 1993	Retired (2004–present); Board Member, TPFG, TPFG II and TAAVF (1993–present); Board Member, TPP (2002–present); Board Member, Transamerica Funds, TST and TIS (2007–present); Board Member, TII (2008–present); and Vice President, Institutional Advancement, Reconstructionist Rabbinical College (1996–2004).	176	Board of Governors, Reconstructionist Rabbinical College (2007–present)

*	Each Board Member shall hold office until: 1) his or her successor is elected and qualified or 2) he or she resigns, retires or his or her term as a Board Member is terminated in accordance with the by-laws.

143

TRANSAMERICA PARTNERS FUNDS GROUP AND
TRANSAMERICA ASSET ALLOCATION FUNDS
MANAGEMENT OF THE TRUST (Continued)
(Unaudited)

Number of
		Term of		Funds in
		Office and		Complex
	Position(s)	Length of		Overseen
	Held with	Time	Principal Occupation(s) During	by Board
Name	Trust	Served*	Past 5 Years	Member	Other Directorships
Patricia L. Sawyer (DOB: 1950)	Board Member	Since 1993	Retired (2007–present); President/ Founder, Smith & Sawyer LLC (management consulting) (1989–2007); Board Member, Transamerica Funds, TST and TIS (2007–present); Board Member, TII (2008–present); Board Member, TPP, TPFG, TPFG II and TAAVF (1993–present); Vice President, American Express (1987–1989); Vice President, The Equitable (1986–1987); and Strategy Consultant, Booz, Allen & Hamilton (1982–1986).	176	N/A
John W. Waechter (DOB: 1952)	Board Member	Since 2007	Attorney, Englander & Fischer, P.A. (2008–present); Retired (2004–2008); Board Member, TST and TIS (2004–present); Board Member, Transamerica Funds (2005–present); Board Member, TPP, TPFG, TPFG II and TAAVF (2007–present); Board Member, TII (2008–present); Executive Vice President, Chief Financial Officer and Chief Compliance Officer, William R. Hough & Co. (securities dealer) (1979–2004); and Treasurer, The Hough Group of Funds (1993–2004).	176	N/A

*	Each Board Member shall hold office until: 1) his or her successor is elected and qualified or 2) he or she resigns, retires or his or her term as a Board Member is terminated in accordance with the by-laws.

144

TRANSAMERICA PARTNERS FUNDS GROUP AND
TRANSAMERICA ASSET ALLOCATION FUNDS
MANAGEMENT OF THE TRUST (Continued)
(Unaudited)

OFFICERS

Term of
	Position(s)	Office and
	Held with	Length of	Principal Occupation(s) or Employment
Name	Trust	Time Served*	During Past 5 Years
John K. Carter (DOB: 1961)	Chairman, Board Member, President, and Chief Executive Officer	Since 2007	See the table above.
Dennis P. Gallagher (DOB: 1970)	Vice President, General Counsel and Secretary	Since 2007	Vice President, General Counsel and Secretary, TII, Transamerica Funds, TST and TIS (2006–present); Vice President, General Counsel and Secretary, TPP, TPFG, TPFG II and TAAVF (2007–present); Director, Senior Vice President, General Counsel and Secretary, TAM and TFS (2006–present); Assistant Vice President, Transamerica Capital, Inc. (2007–present); and Director, Deutsche Asset Management (1998–2006).
Joseph P. Carusone (DOB: 1965)	Vice President, Treasurer and Principal Financial Officer	Since 2001	Vice President, Treasurer and Principal Financial Officer, Transamerica Funds, TST, TIS and TII (2007–present); Vice President (2007–present), Treasurer and Principal Financial Officer (2001–present), TPP, TPFG, TPFG II and TAAVF; Senior Vice President, TAM and TFS (2007–present); Senior Vice President (2008–present), Vice President (2001–2008); Diversified Investment Advisors, Inc. (“DIA”); Director and President, Diversified Investors Securities Corp. (“DISC”) (2007–present); Director, Transamerica Financial Life Insurance Company (“TFLIC”) (2004–present); and Treasurer, Diversified Actuarial Services, Inc. (2002–present).
Christopher A. Staples (DOB: 1970)	Vice President and Chief Investment Officer	Since 2007	Vice President and Chief Investment Officer (2007–present); Vice President–Investment Administration (2005–2007), TII; Vice President and Chief Investment Officer (2007–present), Senior Vice President–Investment Management (2006–2007), Vice President–Investment Management (2005–2006), Transamerica Funds, TST and TIS; Vice President and Chief Investment Officer, TPP, TPFG, TPFG II and TAAVF (2007–present); Director (2005–present), Senior Vice President–Investment Management (2006–present) and Chief Investment Officer (2007–present), TAM; Director, TFS (2005–present); and Assistant Vice President, Raymond James & Associates (1999–2004).
Rick B. Resnik (DOB: 1967)	Vice President, Chief Compliance Officer and Conflicts of Interest Officer	Since 1998	Chief Compliance Officer, TPP, TPFG, TPFG II and TAAVF (1998–present); Chief Compliance Officer, Transamerica Funds, TST, TIS and TII (2008–present); Vice President and Conflicts of Interest Officer, TPP, TPFG, TPFG II, TAAVF, Transamerica Funds, TST, TIS and TII (2008–present); Senior Vice President and Chief Compliance Officer, TAM (2008–present); Senior Vice President, TFS (2008–present); Director (2000–present), Vice President and Chief Compliance Officer (1997–present), DISC; and Assistant Vice President, TFLIC (1999–present).

145

TRANSAMERICA PARTNERS FUNDS GROUP AND
TRANSAMERICA ASSET ALLOCATION FUNDS
MANAGEMENT OF THE TRUST (Continued)
(Unaudited)

Term of
	Position(s)	Office and
	Held with	Length of	Principal Occupation(s) or Employment
Name	Trust	Time Served*	During Past 5 Years
Robert A. DeVault Jr. (DOB: 1965)	Assistant Treasurer	Since 2009	Assistant Treasurer, Transamerica Funds, TST, TII, TIS, TPP, TPFG, TPFG II and TAAVF (January 2009–present); and Assistant Vice President, (2007–present), Manager, Fund Administration (2002–2007), TFS.
Suzanne Valerio- Montemurro (DOB: 1964)	Assistant Treasurer	Since 2007	Assistant Treasurer, Transamerica Funds, TST, TIS, TII, TPP, TPFG, TPFG II and TAAVF (2007–present); and Vice President, DIA (1998–present).
Sarah L. Bertrand (DOB: 1967)	Assistant Secretary	Since 2009	Assistant Secretary, Transamerica Funds, TST, TIS, TII, TPP, TPFG, TPFG II and TAAVF (January 2009–present); Assistant Vice President and Manager, Legal Administration, TAM and TFS (2007–present); Assistant Secretary and Chief Compliance Officer, 40ï86 Series Trust and 40ï86 Strategic Income Fund (2000–2007); and Second Vice President and Assistant Secretary, Legal and Compliance, 40ï86 Capital Management, Inc. (1994–2007).
Timothy J. Bresnahan (DOB: 1968)	Assistant Secretary	Since 2009	Assistant Secretary, Transamerica Funds, TST, TIS, TII, TPP, TPFG, TPFG II and TAAVF (January 2009–present); Counsel, TAM (2008–present); Counsel (contract), Massachusetts Financial Services, Inc. (2007); Assistant Counsel, BISYS Fund Services Ohio, Inc. (2005–2007); and Associate, Greenberg Traurig, P.A. (2004–2005).
Richard E. Shield, Jr. (DOB: 1974)	Tax Officer	Since 2008	Tax Officer, Transamerica Funds, TST, TIS, TII, TPP, TPFG, TPFG II and TAAVF (2008–present); Tax Manager, Jeffrey P. McClanathan, CPA (2006–2007) and Gregory, Sharer & Stuart (2005–2006); Tax Senior, Kirkland, Russ, Murphy & Tapp, P.A. (2003–2005); and Certified Public Accountant, Schultz, Chaipel & Co., LLP (1998–2003).

*	Elected and serves at the pleasure of the Board of the Trust.

If an officer has held offices for different Funds for different periods of time, the earliest applicable date is shown.

146

Transamerica Partners Portfolios

I

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TRANSAMERICA PARTNERS PORTFOLIOS
MANAGEMENT REVIEW

December 31, 2008
(Unaudited)

Please note that any performance figures discussed on the following pages represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Visit www.transamericafunds.com for performance information current to the most recent month-end. The return provided for a particular issuer held by a Portfolio represents the return from the security for the actual period held by the Portfolio, which may be shorter than the twelve-month reporting period.

The market overview and strategy review provided by individual sub-advisors in portfolios having multiple sub-advisors, apply only to the portion of the portfolio to which they have subadvisory responsibility.

TRANSAMERICA PARTNERS PORTFOLIOS
MANAGEMENT REVIEW (Continued)

December 31, 2008
(Unaudited)

Transamerica Partners High Quality Bond Portfolio

Sub-advisor:
Merganser Capital Management, LP

Market Overview:

The year ended 2008 will be remembered as one of the most difficult in the history of the U.S. bond market. The problems in the housing and sub-prime mortgage markets quickly spread throughout the economy, causing not only a full blown credit crisis but a crisis in investor confidence resulting in a sharp reduction in credit availability and a rapid deceleration in economic growth. In response to rapidly weakening economic conditions, the Federal Reserve Board moved aggressively by reducing the Federal Funds target rate by 400 basis points to 0%-0.25%.

The entire financial sector came under more serious stress in early September, as the government placed Fannie Mae and Freddie Mac into conservatorship, Lehman Brothers filed for bankruptcy protection and Merrill Lynch was forced by market uncertainty to sell itself to Bank of America.

As the credit crisis unfolded, liquidity in the capital markets all but disappeared as investor confidence plummeted. The heightened fears surrounding banks and finance companies drove the corporate sector to record wide spread levels. In response to the crisis in the capital markets, Treasury Secretary, Hank Paulson, brought the full resources of the U.S. Treasury Department to the fore with multiple programs including the $750 billion Troubled Asset Relief Program, designed to restore confidence in the U.S. financial system and to get credit flowing again.

Performance:

For the year ended December 31, 2008, the Transamerica Partners High Quality Bond Portfolio returned 0.55%. By comparison, its benchmark, the Merrill Lynch 1-3 Year Government/Corporate Bond Index (the “Index”), returned 4.69%. This Index became effective May 1, 2008. This Index comes closest to matching the investment objective of Transamerica High Quality Bond Portfolio. Prior to May 1, 2008, the Portfolio’s benchmark was the Merrill Lynch 1-3 year Treasury Index, which returned 6.61% for the year ended December 31, 2008.

Strategy Review:

We utilize a bottom up sector and security selection process that emphasizes high quality spread product sectors which include U.S. Treasuries and Agencies, Asset Backed Securities, Domestic Corporates, U.S. dollar denominated Yankee Notes, Commercial Mortgage Backed Securities, Agency Pass-throughs and Collateralized Mortgage Obligations and Non-Agency Residential Mortgage Backed Securities and maintain a duration neutral strategy versus the index.

Sector selection was the leading detractor of performance during the year as almost all spread sectors underperformed Treasuries, with the Portfolio’s over-weights in corporate financials, asset-backed, commercial mortgage-backed and non-agency residential mortgage-backed sectors contributing significantly to the underperformance versus the index.

The underweight in the U.S. Treasury and Agency sectors of the Portfolio versus the index also contributed to the underperformance as these were the two top performing sectors in the index for 2008. Steady withdrawals from the Portfolio throughout the year necessitated the sale of many of the Portfolio’s Treasury and Agency holdings which adversely affected the performance.

TRANSAMERICA PARTNERS PORTFOLIOS
MANAGEMENT REVIEW (Continued)

December 31, 2008
(Unaudited)

Individual security selection contributed favorably to the performance during the year. In the corporate sector, GE Capital, Merrill Lynch, and Credit Suisse saw spreads tighten from record wides reached during the year. Several Government National Mortgage Association project loan deals had a positive contribution due to strong demand for government guaranteed paper. The liquidation of the Lehman Brothers holdings in late August and early September (prior to the bankruptcy filing) was a net positive for the Portfolio’s relative performance as the market value declined precipitously at the announcement of the bankruptcy filing.

The duration overweight at the wings (inside of one year and longer than three years) detracted from the Portfolio performance during the year.

Douglas A. Kelly, Chief Investment Officer
Peter S. Kaplan, Vice President
Merganser Capital Management, LP

TRANSAMERICA PARTNERS PORTFOLIOS
MANAGEMENT REVIEW (Continued)

December 31, 2008
(Unaudited)

Transamerica Partners Inflation-Protected Securities Portfolio

Sub-advisor:
BlackRock Financial Management, Inc.

Market Overview:

The US economy and fixed income market found 2008 to be one of the most difficult years in decades. It can be best characterized by the persistent deterioration of the country’s economic fundamentals and severe technical disturbances that led to countless unprecedented, historical events. A toxic investment environment fueled a massive flight-to-quality, leading to the lowest Treasury yields in more than fifty years. The yield on the 10-year Treasury hit 2.06% on December 30. Within the Barclays Capital Indices, the Treasury sector returned 13.74% for the year. Spread sectors underperformed dramatically, led by commercial mortgage-backed securities (“CMBS”) and asset-backed securities (“ABS”), which were down 20.52% and 12.72%, respectively. Investment-grade corporates were also down 4.94% on the year. While posting positive returns for the year, agencies and mortgages also underperformed Treasuries and were up 9.08% and 8.34%, respectively. By year-end, however, tentative signs appeared that aggressive and creative actions taken by the Federal Reserve (“Fed”) and the U.S. Treasury were working to stabilize the financial markets.

The housing market is at the core of the crisis, with its collapse the cause and recovery believed to be the cure of the ongoing turmoil. While home affordability has improved with the drop in price levels and mortgage rates, steadily rising unemployment is reducing the number of potential buyers. The unemployment rate reached a 15-year high of 7.2% in December, and is expected to continue to rise through the new year.

A large driver behind the increased joblessness is the wave of bankruptcies and layoffs started by Bear Stearns in March. In rapid succession, we witnessed the US government takeover of Fannie Mae and Freddie Mac, the bankruptcy of Lehman Brothers, the sale of Merrill Lynch to Bank of America, the US government takeover of AIG, the reorganization of Goldman Sachs and Morgan Stanley, the collapse of Washington Mutual, and the forced takeover of Wachovia by Wells Fargo. US automakers teetered on the brink of insolvency but would become parties to the bailout programs created to salvage American industry.

The Fed and US Treasury created an “alphabet soup” of initiatives, including the Term Auction Facility (TAF), Temporary Liquidity Guarantee Program (TLGP), Commercial Paper Funding Facility (CPFF), Term Asset-Backed Securities Loan Facility (TALF), and most notably the Troubled Asset Relief Program (TARP) to help steady the economy. The most aggressive action from the Fed came in the form of monetary easing, lowering the Fed Funds target rate 400 basis points (“bps”) over the course of the year. At the Federal Open Market Committee December 16th meeting, it established a 0-0.25% target range for the Federal Funds rate. This is despite automobile sales, oil prices, and valuations on inflation-linked securities pointing toward a collapse in consumption and an emerging threat of deflation; a dramatic shift from the upward momentum in consumer and producer prices earlier in the year that took oil over $145 a barrel and caused concerns of stagflation. The Fed also implemented the open market purchase of agency debt and mortgage-backed securities.

We believe that December brought some indication that the worst of the crisis may be behind us. By year-end, money markets had recovered substantially from the unprecedented flight-to-quality that had caused huge money fund outflows and malfunctioning inter-bank markets. Improvement in the bond markets was more tentative, but the out-performance of spread sectors during December offered hope of relief from the relentless pressure of de-leveraging.

The Treasury Inflation-Protected Securities (“TIPS”) market sold off dramatically during the later portion of 2008, driven by both technical and fundamental factors. The market suffered dramatic de-leveraging from hedge

TRANSAMERICA PARTNERS PORTFOLIOS
MANAGEMENT REVIEW (Continued)

December 31, 2008
(Unaudited)

funds and commodities funds. As oil and other commodities fell from their peaks, inflation portfolios used in commodity portable alpha programs were forced to sell. From a fundamental perspective, the global slowdown, US recession and fall in commodities led to deflationary fears, which also weighed on the TIPS market.

Performance:

For the year ended December 31, 2008, the Transamerica Partners Inflation-Protected Securities Portfolio returned (2.14%). By comparison, its benchmark, the Barclays Capital US TIPS Index (formerly, Lehman Brothers US TIPS Index), returned (2.35%).

Strategy Review:

BlackRock applies a controlled duration, relative value sector rotation, and security selection style to the management of our fixed income mandates. The distinguishing feature of BlackRock’s investment management style has been the ability to generate alpha within a risk-controlled framework. Real-time analysis of a vast array of risk measures allows assessment of the potential impact of various sector and security strategies on total return. As a result, we believe consistent value is added and performance volatility is controlled.

BlackRock’s disciplined investment process seeks to add value through:

•	relative value sector/sub-sector rotation and security selection,

•	rigorous quantitative security and portfolio valuations,

•	intense fundamental credit analysis,

•	portfolio duration controlled within a narrow band around a benchmark, and

•	the judgment of experienced portfolio managers

We believe the basis of successful investment performance is research and analysis of sectors and securities, not interest rate speculation. We believe that market-timing strategies are highly volatile and produce potentially inconsistent results. Our philosophy has not changed since the inception of the firm.

During 2008, the Portfolio had a TIPS curve flattening bias and has been underweight breakevens. We were biased towards on-the-run issues, and underweight off-the-runs. To add yield, we have held opportunistic allocations to spread sectors, including MBS, CMBS, ABS, and both nominal and inflation-linked corporate bonds. De-leveraging and technical factors have led to opportunity in these sectors as Treasuries have become increasingly expensive. The level of deflation that was priced in TIPS towards the end of the year made the securities costly to hold and increased the attractiveness of these alternatives. The small allocation to CMBS is in seasoned AAA paper and high subordination super-senior AAA bonds, which are well-protected from any deterioration in credit. We continue to monitor deal quality and swap into better names on opportunity. The corporates are primarily financials, though we are selective in this space and are avoiding regional names. The ABS holdings are short-dated paper from top-tier prime issuers.

Performance was predominately driven by the Portfolio’s TIPS curve flattener, overweight to on-the-run issues and underweight to off-the-runs. The Portfolio’s non-TIPS allocation had a negative impact on performance. The long Europe versus US trade had a slight negative impact. We closed out of this trade during the fourth quarter.

Stuart Spodek, Managing Director/Portfolio Manager
Brian Weinstein, Portfolio Manager
BlackRock Financial Management, Inc.

TRANSAMERICA PARTNERS PORTFOLIOS
MANAGEMENT REVIEW (Continued)

December 31, 2008
(Unaudited)

Transamerica Partners Core Bond Portfolio

Sub-advisor:
BlackRock Financial Management, Inc.

Market Overview:

The US economy and fixed income market found 2008 to be one of the most difficult years in decades. It can be best characterized by the persistent deterioration of the country’s economic fundamentals and severe technical disturbances that led to countless unprecedented, historical events. A toxic investment environment fueled a massive flight-to-quality, leading to the lowest Treasury yields in more than fifty years. The yield on the 10-year Treasury hit 2.06% on December 30. Within the Barclays Capital Indices, the Treasury sector returned 13.74% for the year. Spread sectors underperformed dramatically, led by commercial mortgage-backed securities (“CMBS”) and asset-backed securities (“ABS”), which were down 20.52% and 12.72%, respectively. Investment-grade corporates were also down 4.94% on the year. While posting positive returns for the year, agencies and mortgages also underperformed Treasuries and were up 9.08% and 8.34%, respectively. By year-end, however, tentative signs appeared that aggressive and creative actions taken by the Federal Reserve (“Fed”) and the U.S. Treasury were working to stabilize the financial markets.

The housing market is at the core of the crisis, with its collapse the cause and recovery believed to be the cure of the ongoing turmoil. While home affordability has improved with the drop in price levels and mortgage rates, steadily rising unemployment is reducing the number of potential buyers. The unemployment rate reached a 15-year high of 7.2% in December, and is expected to continue to rise through the new year.

A large driver behind the increased joblessness is the wave of bankruptcies and layoffs started by Bear Stearns in March. In rapid succession, we witnessed the US government takeover of Fannie Mae and Freddie Mac, the bankruptcy of Lehman Brothers, the sale of Merrill Lynch to Bank of America, the US government takeover of AIG, the reorganization of Goldman Sachs and Morgan Stanley, the collapse of Washington Mutual, and the forced takeover of Wachovia by Wells Fargo. US automakers teetered on the brink of insolvency but would become parties to the bailout programs created to salvage American industry.

The Fed and US Treasury created an “alphabet soup” of initiatives, including the Term Auction Facility (TAF), Temporary Liquidity Guarantee Program (TLGP), Commercial Paper Funding Facility (CPFF), Term Asset-Backed Securities Loan Facility (TALF), and most notably the Troubled Asset Relief Program (TARP) to help steady the economy. The most aggressive action from the Fed came in the form of monetary easing, lowering the Fed Funds target rate 400 basis points (“bps”) over the course of the year. At the Federal Open Market Committee December 16th meeting, it established a 0-0.25% target range for the Federal Funds rate. This is despite automobile sales, oil prices, and valuations on inflation-linked securities pointing toward a collapse in consumption and an emerging threat of deflation; a dramatic shift from the upward momentum in consumer and producer prices earlier in the year that took oil over $145 a barrel and caused concerns of stagflation. The Fed also implemented the open market purchase of agency debt and mortgage-backed securities.

We believe that December brought some indication that the worst of the crisis may be behind us. By year-end, money markets had recovered substantially from the unprecedented flight-to-quality that had caused huge money fund outflows and malfunctioning inter-bank markets. Improvement in the bond markets was more tentative, but the out-performance of spread sectors during December offered hope of relief from the relentless pressure of de-leveraging.

Performance:

For the year ended December 31, 2008, Transamerica Partners Core Bond Portfolio returned (1.83%). By comparison, its benchmark, Barclays Capital US Aggregate Bond Index (formerly, Lehman Brothers Aggregate Bond Index), returned 5.24%.

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MANAGEMENT REVIEW (Continued)

December 31, 2008
(Unaudited)

Strategy Review:

BlackRock applies a controlled duration, relative value sector rotation, and security selection style to the management of our fixed income mandates. The distinguishing feature of BlackRock’s investment management style has been the ability to generate alpha within a risk-controlled framework. Real-time analysis of a vast array of risk measures allows assessment of the potential impact of various sector and security strategies on total return. As a result, we believe consistent value is added and performance volatility is controlled.

BlackRock’s disciplined investment process seeks to add value through:

•	relative value sector/sub-sector rotation and security selection,

•	rigorous quantitative security and portfolio valuations,

•	intense fundamental credit analysis,

•	portfolio duration controlled within a narrow band around a benchmark, and

•	the judgment of experienced portfolio managers.

We believe the basis of successful investment performance is research and analysis of sectors and securities, not interest rate speculation. We believe that market-timing strategies are highly volatile and produce potentially inconsistent results. Our philosophy has not changed since the inception of the firm.

Over the year, the Portfolio was underweight Treasuries, which we view as expensive, and see better relative value in other high quality spread product. Our allocation to Agency debt increased given the attractive spread pickup to Treasuries and strong government support. We have maintained our over-weights to residential and commercial mortgage-backed securities (“MBS”). In Agency pass-through MBS, we are biased toward lower coupon paper, as the Fed absorbs the majority of supply in these relatively small coupons. We continue to hold non-agency MBS positions, primarily prime hybrid adjustable rate mortgages (“ARMs”), and prime 15- and 30-year conforming balance whole loan collateralized mortgage obligations (“CMOs”). We also have a small allocation to option ARM securities with approximately 45-50% credit enhancement. The CMBS allocation is focused in seasoned AAA paper and high subordination super-senior AAA bonds, which are well-protected from any deterioration in credit. We continue to monitor deal quality and swap into better names on opportunity. We have maintained a small underweight to corporate bonds, but are overweight financials at current levels. We are selective in this space and are avoiding regional names, but opportunistically adding exposure through attractively valued new issues. The Portfolio is overweight ABS, and maintains an up-in-quality bias. We continue to focus on short-dated credit card and auto paper from top-tier prime issuers. The Portfolio has had limited exposure to the non-U.S. investment grade sectors over the year, with a high yield allocation ranging between 1-2%. We have also maintained non-US dollar exposure through Euro, UK, Japanese, and Mexican bonds and futures.

Over 2008, the best strategy would have been to hold 100% Treasuries, as all spread sectors underperformed. The major detractors from performance were our over-weights to CMBS and ABS, and non-Agency mortgage allocations. The Porfolio’s exposure to Lehman Brothers’ corporate debt was the only notable issuer with a markedly negative impact on performance. As to be expected in any instance of bankruptcy, the name sold off dramatically in September.

Scott Amero, Managing Director, Global Chief Investment Officer — Fixed Income
Matthew Marra, Managing Director
Andrew Phillips, Managing Director
BlackRock Financial Management, Inc.

TRANSAMERICA PARTNERS PORTFOLIOS
MANAGEMENT REVIEW (Continued)

December 31, 2008
(Unaudited)

Transamerica Partners Total Return Bond Portfolio

Sub-advisors:
Western Asset Management Company
Western Asset Management Company, Ltd.

Market Overview:

The Federal Reserve (“Fed”) intensified its campaign against downside risks to growth in response to the deepening financial crisis. The spread between Treasuries and LIBOR surged beyond previous extreme levels, and without the provision of credit, investors began to question the durability of the underlying economy. The Federal Funds rate was reduced a cumulative 425 basis points (“bps”) (525 bps for the cycle) to near 0% by year end; this essentially moved the Fed beyond its traditional form of stimulus. A number of new lending facilities, designed to meet the liquidity demands of financial intermediaries across the full banking spectrum, were implemented. The Fed and the Treasury recently announced plans to channel up to $600 billion directly to the mortgage market, and up to $200 billion directly to consumer and small business finance, including credit card, auto and student loans. Details emerged that much of this funding would result in a major increase in the money supply. Yields on 30-year fixed-rate conventional mortgages declined roughly 1% as a result, to the lowest level on record. The Treasury allocated the first $250 billion of funds authorized under the Troubled Assets Relief Program (“TARP”) by taking direct equity stakes in the U.S. banking system. Economic data was negative and third-quarter GDP contracted 0.5% on falling consumption expenditures. Consumer confidence fell as labor market conditions deteriorated and equity prices plunged. The unemployment rate increased 1.7% to 6.7% (as of early December), though the U.S. dollar gained close to 6% against a trade-weighted basket of currencies. The dollar’s negative correlation with oil held strong as the price per barrel fell 54% after temporarily spiking in the summer. All in all, the year was the worst year for risk-taking in a quarter century. Spreads widened over 350 bps on investment-grade issues and more than 1,100 bps on high-yield issues. Mortgage-backed securities performed better, though even these government-backed securities underperformed Treasuries by 2.32% over the period. The S&P 500 Index lost 37% as volatility soared, marking 2008 as the worst year for equities since 1931.

Performance:

For the year ended December 31, 2008, Transamerica Partners Total Return Bond Portfolio returned (8.43%). By comparison, its benchmark, Barclays Capital US Aggregate Bond Index (formerly, Lehman Brothers Aggregate Bond Index), returned 5.24%.

Strategy Review:

Our strategies produced significantly negative results. A large overweight exposure to the mortgage-backed sector detracted from returns as volatility remained high and negative housing news continued to damage market sentiment. We had diversified into a number of non-agency issues that were particularly impacted and further detracted from performance due to rising defaults, uncertainty in that marketplace and a lack of liquidity. An emphasis on lower-quality credits and select financial issues was also a large negative as spreads soared in the wake of the sub-prime lending crisis, deteriorating liquidity conditions and slowing economic growth. Spreads widened to new all-time highs in mid-March before partially recovering in April and May. These gains were given back later in the period, however, on deteriorating investor sentiment and poor earnings. The high-yield sector performed poorly on news of more ratings downgrades, rising defaults, and a volatile and declining stock market. A modest exposure to international bonds in other advanced economies had a negative impact as the flight-to-safety outside the U.S. was minimal relative to U.S. Treasury markets. A modest exposure to Treasury Inflation-Protected Securities had a negative impact as oil plunged to approximately $40/barrel and inflation

TRANSAMERICA PARTNERS PORTFOLIOS
MANAGEMENT REVIEW (Continued)

December 31, 2008
(Unaudited)

fears switched to deflation fears. On a positive note, a tactically-driven duration posture contributed modestly to returns as bond yields rallied over the year.

S. Kenneth Leech, Chief Investment Officer
Stephen A. Walsh, Deputy Chief Investment Officer
Carl L. Eichstaedt, Portfolio Manager
Edward A. Moody, Portfolio Manager
Mark Lindbloom, Portfolio Manager
Western Asset Management Company
Western Asset Management Company, Ltd.

TRANSAMERICA PARTNERS PORTFOLIOS
MANAGEMENT REVIEW (Continued)

December 31, 2008
(Unaudited)

Transamerica Partners High Yield Bond Portfolio

Sub-advisor:
Eaton Vance Management

Market Overview:

For much of 2008, the high yield market was on pace to report a modest decline. The market had weathered such major events as the collapse of Bear Stearns, the debacles of Fannie and Freddie, along with such other events as the demise of AIG. The bankruptcy of Lehman Brothers was the catalyst that drove all credit markets into a major tailspin. All credit markets came to an abrupt halt as a liquidity crisis of epic proportions developed driving high yield spreads to unprecedented levels. Efforts by the Federal government, while numerous, were erratic and unpredictable. Margin calls, increased financing costs and large redemptions forced hedge funds to implement large selling programs into illiquid markets. The de-leveraging of the financial system along with the complete aversion to risk resulted in the worst year in recorded history for the high yield market. For the full year, the Merrill Lynch High Yield Master II Index (the “Index”) declined 26.39%.

The final two weeks of December saw the high yield market shift dramatically. The Index rose 9.96% in the period from December 15th to December 31st, compared to a decline of 2.26% in the first two weeks of the month. For the month of December, the Index gained 7.47%. Driving the market higher was the government’s decision to assist General Motors followed by the decision to allow General Motors Acceptance Corp. (“GMAC”) to become a bank holding company. GMAC alone contributed approximately 200 basis points to the Index return in December.

Performance:

For the year ended December 31, 2008, Transamerica Partners High Yield Bond Portfolio returned (28.90%). By comparison, its benchmark, the Merrill Lynch High Yield Master II Index, returned (26.39%).

Strategy Review:

While the Transamerica Partners High Yield Bond Portfolio outperformed the Index for the first nine months of 2008, the Portfolio’s fourth quarter return of (21.75%)was below that of the Merrill Lynch High Yield Index, which declined 17.63%. The Portfolio’s return of 4.22% in December was 3.25% less than that of the Index. The Portfolio was underweighted in autos. With a modest exposure to GMAC, performance was negatively affected by 2.1% in the fourth quarter. Security selection in names such as Charter Communications and Hospital Corp. of America had positive affects on the Portfolio for the quarter.

Throughout the year our strategy emphasized an overweight to the shorter maturity segment of the high yield marketplace, while staying senior in the capital structure. We remained focused on those companies generating free cash flow with no need to access the capital markets for the next few years, as we expected and ultimately experienced a declining earnings environment. From an industry perspective, we favored those such as Healthcare that are non-cyclical. This benefited our relative performance throughout most of the year. Sectors which affected the Portfolio returns negatively were Energy, Gaming and Paper. Sectors contributing positively were Healthcare, Broadcasting and Banking. Cash positions also provided positive returns as well.

Linda Carter, CFA
Michael Weilheimer, CFA
Co-Portfolio Managers
Eaton Vance Management

TRANSAMERICA PARTNERS PORTFOLIOS
MANAGEMENT REVIEW (Continued)

December 31, 2008
(Unaudited)

Transamerica Partners Balanced Portfolio

Sub-advisors:
Goldman Sachs Asset Management, LP
Western Asset Management Company
Western Asset Management Company, Ltd.

Market Overview:

The S&P 500 Index (the “Index”) returned (37.00%) in the year 2008. All ten sectors in the Index were down for the period, particularly the Financials (–55.35%) and Materials (–45.67%) sectors. The heavily-weighted Financials sector was also the largest detractor (weight times performance) from Index returns.

The Barclays Capital US Aggregate Bond Index (formerly, Lehman Brothers Aggregate Bond Index) returned 5.24% in 2008. The Federal Reserve intensified its campaign against downside risks to growth in response to the deepening financial crisis. The spread between Treasuries and LIBOR surged beyond previous extreme levels, and without the provision of credit, investors began to question the durability of the underlying economy. Economic data was negative and third-quarter Gross Domestic Product contracted 0.5% on falling consumption expenditures. Consumer confidence fell as labor market conditions deteriorated and equity prices plunged. The unemployment rate increased 1.7% to 6.7% (as of early December), though the US dollar gained close to 6% against a trade-weighted basket of currencies.

Performance:

For the year ended December 31, 2008, Transamerica Partners Balanced Portfolio returned (26.71%). By comparison, its benchmarks, the S&P 500 Index and Barclays Capital US Aggregate Bond Index (formerly, Lehman Brothers Aggregate Bond Index), returned (37.00%) and 5.24%, respectively. The two benchmarks had a blended return of (22.06%).

Strategy Review:

Goldman Sachs Asset Management, LP (Equity Portion) — Returns to the investment themes were positive overall for the year. Quality contributed most positively to excess returns, followed by Momentum, Management, and Sentiment. Profitability also added value, albeit to a lesser extent. Conversely, Valuation detracted from relative performance for the period.

Among sectors, stock selection was positive overall. Holdings in the Financials, Healthcare and Information Technology sectors outpaced their peers in the Index most. Meanwhile, holdings in the Consumer Staples, Consumer Discretionary and Materials sectors were least successful relative to their peers in the Index for the period.

Western Asset Management Company and Western Asset Management Company, Ltd. (Fixed Income Portion) — Our strategies produced significantly negative results. A large overweight exposure to the mortgage-backed sector detracted from returns as volatility remained high and negative housing news continued to damage market sentiment. We had diversified into a number of non-agency issues that were particularly impacted and further detracted from performance due to rising defaults, uncertainty in that marketplace and a lack of liquidity. An emphasis on lower quality credits and select financial issues was also a large negative as spreads soared in the wake of the sub-prime lending crisis, deteriorating liquidity conditions and slowing economic growth. Spreads widened to new all-time highs in mid-March, before partially recovering in April and May. These gains were given back later in the period, however, on deteriorating investor sentiment and poor

TRANSAMERICA PARTNERS PORTFOLIOS
MANAGEMENT REVIEW (Continued)

December 31, 2008
(Unaudited)

earnings. The high-yield sector performed poorly on news of more ratings downgrades, rising defaults and a volatile and declining stock market.

Robert C, Jones, Managing Director
Mark Carhart, PhD, CFA, Managing Director
Andrew Alford, PhD, Managing Director, Senior Portfolio Manager
Melissa Brown, CFA, Managing Director
Goldman Sachs Asset Management, LP

S. Kenneth Leech, Chief Investment Officer
Stephen A. Walsh, Deputy Chief Investment Officer
Carl L. Eichstaedt, Portfolio Manager
Edward A. Moody, Portfolio Manager
Mark Lindbloom, Portfolio Manager
Western Asset Management Company
Western Asset Management Company, Ltd.

TRANSAMERICA PARTNERS PORTFOLIOS
MANAGEMENT REVIEW (Continued)

December 31, 2008
(Unaudited)

Transamerica Partners Large Value Portfolio

Sub-advisors:
Alliance Bernstein, LP
TCW Investment Management Company

Market Overview:

AllianceBernstein, LP — The US equity market collapsed in 2008 amid continuing disarray in the global credit markets and a deepening US recession. The S&P 500 Index dropped 21.9% in the fourth quarter and 37% for the year, one of the worst downturns on record. The carnage was pervasive, with Financials, Industrial Resources and other cyclical sectors leading the sell-off. Defensive sectors, such as Utilities, Consumer Staples and Healthcare, fell less than the market.

In this climate of widespread panic, the Russell 1000® Value Index and the Russell 1000® Growth Index also fell 36.9% and 38.4%, respectively, for the year. However, value metrics, which value managers like ourselves depend on, did poorly in 2008. Stocks trading at low valuations based on trailing earnings and book value underperformed, in sharp contrast to history.

TCW Investment Management Company — While the excitement of the presidential election and subsequent victory of Barack Obama stirred the country and the world, financial and economic issues set the tone for the market. Financial turmoil led the Federal Reserve Board (“Fed”) to slash the federal-funds rate to a range between 0%-0.25%, from 4.25% at the beginning of the year. The 10-year Treasury note dropped to nearly 2% from 4% at the end of 2007, the lowest level since the Depression era. These interest rate cuts were part of a major stimulus effort by Congress, the Treasury, and the Fed to stem the spiraling financial crisis. The “allowed” Lehman Brothers bankruptcy in mid-September is cited by many as the breaking point of the financial crisis and the economy. Gross Domestic Product dipped into negative territory in the third quarter and went over the cliff in the fourth quarter with the threatened collapse of the U.S. automotive industry and a few stumbles in the enactment and execution of the Treasury’s Troubled Asset Relief Program (TARP). The economic slowdown led to a rising unemployment rate throughout the year that reached 7.2% at the end of December.

Consumers experienced asset value reductions in both real estate and equity holdings and faced tightening credit while trying to pay down debt amidst concerns of future job losses. Retail sales were negatively impacted by a shortened holiday season (by one less weekend) as well as by bad weather swaying already reluctant shoppers to stay home. Only the announcement by the Fed to purchase mortgage backed securities in an effort to lower home financing costs and falling prices at the gas pump helped offset consumers’ economic travails. Crude prices dropped precipitously since their high in July of $147/barrel to approximately $45 at year end.

Performance:

For the year ended December 31, 2008, Transamerica Partners Large Value Portfolio returned (42.94%). By comparison, its benchmark, the Russell 1000® Value Index, returned (36.85%).

Strategy Review:

AllianceBerstein, LP — During the period, the Portfolio underperformed its benchmark, the Russell 1000® Value Index, before fees. Stock selection in the financial sector accounted for most of the performance drag. Global recession fears also undermined many of our consumer-related holdings. Our extensive analysis of financial companies focused primarily on our holdings’ ability to absorb significant economic losses resulting from deteriorating credit-market conditions. We clearly underestimated the severity and abruptness of the

TRANSAMERICA PARTNERS PORTFOLIOS
MANAGEMENT REVIEW (Continued)

December 31, 2008
(Unaudited)

downward spiral of mark-to market losses and rating-agency downgrades that ultimately prevented these firms from accessing credit markets or raising equity without heavy dilution. The worst detractor in 2008 was American International Group, which relinquished 80% ownership to the government in exchange for financing. Other big detractors included Fannie Mae and Freddie Mac, which we exited, and Hartford Financial, where we see considerable return potential based on our long-term estimates.

While we are disappointed with recent results, we remain confident that we can ultimately deliver on our portfolios’ return potential. They now trade at some of the most attractive valuations versus their benchmarks in our history and at prices to book value comparable to levels of the early 1990’s banking crisis, which heralded one of our strongest periods of out-performance. We expect these pricing distortions to correct as the crisis runs its course and anxiety eventually subsides, which we believe should enable our portfolios to recover the losses of the past year and to restore the premium performance we and our clients expect.

TCW Investment Management Company — There have been no changes to our investment objective or strategy. However, given the precipitous decline in oil prices, we have found exciting opportunities in the Energy sector by initiating new names Valero, Anadarko Petroleum and Marathon Oil. Although we remain underweighted in Financials, we added Invesco and Lazard to the Portfolio.

The stocks that had the greatest positive impact over 2008 were Travelers Companies, Millennium Pharmaceuticals, Watson Pharmaceuticals and Bristol Myers-Squibb.

The stocks that had the greatest negative impact on performance were Fannie Mae, Tenet Healthcare, Flextronics and MeadWestvaco.

Marilyn G. Fedak, Co-Chief Investment Officer — US Value Equities
John P. Mahedy, Co-Chief Investment Officer — US Value Equities
John D. Phillips, Jr., Senior Portfolio Manager
Christopher Marx, Senior Portfolio Manager
Alliance Bernstein, LP

Diane E. Jaffee, Group Managing Director
TCW Investment Management Company

TRANSAMERICA PARTNERS PORTFOLIOS
MANAGEMENT REVIEW (Continued)

December 31, 2008
(Unaudited)

Transamerica Partners Value Portfolio

Sub-advisor:
Hotchkis and Wiley Capital Management, LLC

Market Overview:

Several long-standing records fell in 2008, as an anxious market confronted a financial crisis. The volatility level reached three times its previous high and short Treasury yields turned negative for the first time since the early 1940’s, as investors struggled to navigate through the economic turmoil. The outcome was the worst performance for the S&P 500 Index since 1937. To say this was a challenging year is clearly an understatement, but we believe there is a thick silver lining. Other unprecedented events that occurred during 2008 that we see as positive signals for equities include the government taking extraordinary action by infusing capital into financial companies and cutting the federal funds rate to near zero. Legitimate concerns abound in today’s environment, but investors must balance these risks with long term fundamentals and future cash flows. Eventually investors should understand the attractive valuations of many great companies and focus on ultimate intrinsic worth.

The credit crisis and its consequences dominated financial headlines throughout 2008. As a fundamental value manager, we became interested in a number of financial companies that had fallen deeply out of favor. Our research indicated that several hard-hit banks had sufficient capital on hand to absorb large future loan losses, which appeared to be the market’s primary concern. While this assessment may have indeed been accurate, we underestimated political and behavioral responses that eventually overwhelmed several of these positions. For example, early ad hoc government intervention that was intended to calm markets was astonishingly hostile to equity investors. This accelerated panic and punished stocks with either real or perceived credit risk. The bottom line: a focus on company fundamentals did not aid performance in 2008, as it would in other environments.

Having learned from its previous actions, the government changed course and decided to embrace, rather than punish, common shareholders of banks with the Troubled Assets Relief Program (“TARP”). The most important characteristic from a fundamental investor’s perspective was its sweeping scope. The plan increased the transparency of potential government action, which had been a main obstacle throughout the year. As the environment changed, our investment positions changed accordingly. The Portfolio holdings shifted to banks with dominant regional deposit share and TARP access. This included several banks that were able to purchase competitors at fire-sale prices with government backing. We maintain a meaningful weight in the Financials sector at year-end as the sector’s risk profile has declined considerably, based on our analysis.

We entered the year underweight in energy and global commodities as we believed the “decoupling” thesis surrounding the growth of emerging markets was overplayed. As energy prices have decelerated, we believe further investment opportunities may develop, but we remain underweight in these areas. The contraction of the U.S. economy has led the rest of the world into recession and has ended the leadership of the momentum style of investing. Eventually, as the U.S. economy emerges from recession, we believe that valuation will again become investors’ paramount criteria and a more rational investment period will ensue.

Performance:

For the year ended December 31, 2008, Transamerica Partners Value Portfolio, returned (46.62%). By comparison, its benchmark, the Russell 1000® Value Index, returned (36.85%).

TRANSAMERICA PARTNERS PORTFOLIOS
MANAGEMENT REVIEW (Continued)

December 31, 2008
(Unaudited)

Strategy Review:

Events in the financial sector trumped all else and caused a great deal of our underperformance for the year, as we underestimated the degree and unpredictability of government intervention. Freddie Mac was placed into conservatorship by the Federal Housing Finance Agency despite having complied with its long-established capital requirements. Washington Mutual was seized by the Federal Deposit Insurance Company (“FDIC”) following rapid withdrawals by depositors, many of whom were fully insured. Wachovia was purchased by Wells Fargo, after it came under regulatory pressure to sell itself quickly. Currently, all of our bank holdings have either issued shares to the Treasury to access TARP or have received full approval to do so.

Defensive areas such as Consumer Staples, Healthcare, and Utilities declined less than the market. Our stock selection in these areas was the strongest aspect of the Portfolio during the year. Within Consumer Staples, Wal-Mart Stores advanced 20% as the company’s under-levered balance sheet, economies of scale, and stronger than expected results attracted investors to the stock. Within Healthcare, our positions in pharmaceutical companies Astrazeneca, Schering Plough, and Bristol-Myers Squibb aided performance. We made gains from Astrazeneca when we sold out of the position in August, but maintained our investments in Schering Plough and Bristol Myers. Both have strong balance sheets with little or no debt and are returning valuable cash to shareholders. Within Utilities, Entergy, Exelon and FPL have traded down in step with falling prices for oil and natural gas. As gas prices fall, utility company revenues decline as operating costs remain unchanged. This compresses their profit margins.

This year has been one of the most difficult we have faced in our nearly 30-year history, but we have faced demanding times before and prevailed. In a market beset by confusion, we focus on what we know. Valuation remains the beacon that guides us. At the end of the day, a stock’s value continues to be the present value of its future cash flows. We are willing to incorporate new facts and new experiences, but our history tells us that our best course of action is to remain faithful to our core competency — fundamental value investing. Recent events have not eradicated the exceptional value we feel is embedded in our portfolios. We believe that several years from now we will look back at these rare times and be astounded by the risk/reward opportunities that were available.

George Davis, Chief Executive Officer, Portfolio Manager
Sheldon Lieberman, Portfolio Manager
Stan Majcher, Portfolio Manager
David Green, Portfolio Manager
Patty McKenna, Portfolio Manager
Hotchkis and Wiley Capital Management, LLC

TRANSAMERICA PARTNERS PORTFOLIOS
MANAGEMENT REVIEW (Continued)

December 31, 2008
(Unaudited)

Transamerica Partners Large Core Portfolio

Sub-advisors:
Aronson+Johnson+Ortiz, LP
BlackRock Financial Management, Inc.

Market Overview:

Aronson+Johnson+Ortiz, LP — To put our performance into context, we start with a description of the drivers of the broad market and then focus on the particular positioning of the Transamerica Partners Large Core Portfolio. It was a brutal year for stocks — any stocks. Within the U.S. equity market, in particular, the largest stocks (as represented by the Russell Top 200 Index) fell over 36%; mid-cap stocks (the Russell Midcap Index) were the biggest losers, dropping over 41%; and small-caps (the Russell 2000 Index) weren’t far behind, down nearly 34%. Across the cap spectrum, value fell slightly less than growth according to various style indices, despite the preponderance of financials classified as value stocks. Overall, the breadth, depth, and rapidity of declines mark the bursting of the “Risk Bubble,” making the Government the market’s biggest risk-taker.

BlackRock Financial Management, Inc. — 2008 turned out to be among the worst performing years for the U.S. equity market. The period was further marked by a massive increase in equity volatility as investors observed more than 40 days in which the S&P 500 Index advanced or declined by 3% or more. The origin of 2008’s trouble was the sub-prime lending market which rapidly spread to the overall housing market. Although equities fell steadily through most of the first eight months of the year, the pivotal event appeared to be the September bankruptcy of Lehman Brothers. Fear seemed to grip the market as selling continued to be driven by de-leveraging, escalating recession fear, and frozen credit markets. The housing downturn spread further into the rest of the economy while the credit crunch moved well beyond the financial sector into most other sectors. Monetary and fiscal authorities around the world launched an all out effort to stabilize the financial system. With these authorities still working on appropriate policy responses, 2008 ended with the S&P 500 Index down 37%. On an absolute basis, Financials led the market decline followed by Basic Materials and Industrials. Consumer Staples and Healthcare fell the least in 2008.

During the year, larger cap stocks underperformed small cap names as the Russell 2000® Index (–33.8%) beat the Russell 1000® Index (–37.6%) by 3.8%. From a style perspective, larger value stocks performed modestly better than large growth stocks as the Russell 1000® Value Index (–36.9%) beat the Russell 1000® Growth Index (–38.4%) by 1.6%.

Across our large cap core universe, dividend-paying stocks held no advantage over non-yielding stocks as both groups performed similarly during the year. As might be expected during periods of great turmoil, higher quality stocks (ranked B+ and above by Standard & Poor’s (“S&P”)) significantly out performed lower quality stocks (ranked B and below by S&P) during the same period.

Performance:

For the year ended December 31, 2008, the Transamerica Partners Large Core Portfolio returned (36.65%). By comparison, its benchmark, the Russell 1000® Index, returned (37.60%).

Strategy Review:

Aronson+Johnson+Ortiz, LP — The Portfolio is disciplined and maintains a broadly diversified portfolio of large-cap stocks. We are committed to being fully invested in U.S. equities, avoiding broad sector bets, and taking only modest, stock-specific bets. Our goal is to outperform the Russell 1000® Index, with incremental

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gains across the names held in the Portfolio. Using a bottom-up style of stock selection, we evaluate companies relative to their industry peers using three broad categories of measures: value, management, and momentum. Value means the somewhat traditional ratios of price to fundamental value; management means we look for evidence that a company’s executive team has and will continue to emphasize earning power; momentum indicates when stocks might begin to rise toward full valuation. As we search for opportunities, we keep a sharp eye on minimizing transaction costs, helping us to maximize profits in our stock-selection effort.

BlackRock Financial Management, Inc. — During the year, the Portfolio’s losses were mitigated relative to its Russell 1000® Value Index benchmark primarily by what it was driven to avoid. In the normal course of seeking companies with effective management and positive momentum characteristics, the Portfolio avoided some of the major financial stock disasters, including AIG, Citigroup, Merrill Lynch, Wachovia, Fannie Mae, and Lehman Brothers. Of course, the Portfolio experienced its share of disappointment — Goldman Sachs, TRW Automotive, Assurant Inc., Fifth Third Bancorp, and Sprint Nextel were the five biggest detractors from the Portfolio’s benchmark-relative return. That said, our philosophy of prudent diversification works to ensure that the net impact of any individual name won’t have a significant effect on the overall relative return. On the whole, our stock-picking effort was most successful in the financial sector compared to the financial holdings of the benchmark. We continue to make every effort to outperform the Portfolio’s benchmark by sticking to our value-oriented investment philosophy and disciplined investment process. We can only hope that 2009 will provide the once-in-a-lifetime investment opportunities of investors’ dreams!

During the year, the BlackRock large cap quantitative growth model was mixed and essentially flat, producing little predictive power across our large cap growth universe. Breaking down the year, the model was modestly positive during the first two quarters of the year but turned negative as the market was traumatized by the financial crisis during the second half. Further, difficult performance in a few sectors led to the Portfolio’s underperformance. Individual factor performance within our model was also mixed. Generally, valuation factors as a group produced very negative predictive power throughout the year with our Forecast Earnings to Price and Book to Price the most negative. Given the distress in the market, particularly in the second half of the year, investors may have been reluctant to put their faith in current estimates of earnings and book values leading to the very negative performance of these factors and valuation in general. Offsetting some of the negative performance from valuation was positive performance from our earnings expectations group of factors where Earnings Revisions Up and Earnings Surprise were good predictors. Our Forecast Estimate Dispersion factor also produced positive results. Price Momentum was mixed during the year producing some extreme monthly results, both positive and negative.

From a relative return perspective, Healthcare, Basic Materials and Consumer Non-cyclicals were the worst performing sectors. Holding overweight positions in highly ranked Kinetic Concepts (–64%), Charles River Labs (–60%), Merck (–45%), Life Technologies (–50%), Celanese (–70%), Freeport-McMoRan (–76%), Massey Energy (–61%), AK Steel (–80%), Herbalife (–45%), Jarden (–51%) and Pepsi Bottling (–42%) each hurt relative performance.

Offsetting some of the negative performance was strong relative performance from the Technology and Consumer Services sectors. Avoiding or holding underweight positions in lower ranked Cisco Systems (–40%), Dell (–58%), Adobe Systems (–50%), Electronic Arts (–73%), Honeywell (–45%), Sirius XM Radio (–96%), Dish Network (–64%), Las Vegas Sands (–94%), MGM Mirage (–84%) and Viacom (–57%) each contributed positively to relative performance.

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The team applies quantitative techniques to analyze a universe of approximately 800 companies, including those in the Russell 1000 Growth® Index and about 125 other large and medium capitalization companies. Using a multifactor model, the team identifies stocks with rising earnings expectations that sell at low relative valuations when compared to their sector peers. Based on this information, and using sophisticated risk measurement tools, the management team selects stocks, together with their appropriate weightings, that it believes will maximize the Portfolio’s return per unit of risk. The Portfolio seeks to maintain the market capitalization, sector allocations, and style characteristics of the Russell 1000® Growth Index.

Theodore A. Aronson, Managing Principal
Kevin M. Johnson, Principal
Martha E. Ortiz, Principal
Stefani Cranston, Principal
Gina Marie N. Moore, Principal
R. Brian Wenzinger, Principal
Aronson+Johnson+Ortiz, LP

Fred Herrman, Managing Director
David Byrket, Managing Director, Portfolio Manager
BlackRock Financial Management, Inc.

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Transamerica Partners Large Growth Portfolio

Sub-advisors:
Marsico Capital Management, LLC
OFI Institutional Asset Management, Inc.
Wellington Management Company, LLP

Market Overview:

Marsico Capital Management, LLC — U.S. large capitalization growth equities, as measured by the Russell 1000® Growth Index (“Russell 1000 Growth”), posted sharp declines for the one-year period ended December 31, 2008.

From the perspective of economic sector performance (using Global Industry Classification Standards for the Russell 1000 Growth as a reference point), weakness was widespread. All ten sectors in the Russell 1000® Growth Index posted negative returns. Financials (–53%), Energy (–50%), and Materials (–46%) were the worst-performing sectors. Consumer Staples was the best-performing sector with a return of (16%). All other sectors were down between (25%) and (44%).

Large capitalization equities underperformed their small capitalization counterparts by more than 3% (based on the Russell 1000® Index and Russell 2000® Index performance), although it bears mentioning that both indexes — with returns of (37.60%) and (33.79%), respectively — were deeply “in the red”. Within the US large capitalization arena, value narrowly outperformed growth during the period. The Russell 1000® Value Index and Russell 1000® Growth Index had total returns of (36.85%) and (38.44%), respectively.

OFI Institutional Asset Management, Inc. — This has been a year like no other in recent memory, with the global economy seriously weakened and confidence in equity markets shaken to a degree unseen in a generation or more. The ongoing credit crisis, housing collapse, and its far-reaching impact on financial markets has been unprecedented as the bear market that began in October 2007 reduced equity index values by more than half before recovering somewhat in the closing weeks of 2008.

The pervasive lack of credit in 2008 fueled a massive scaling back among U.S. corporations, increasing unemployment, and decreasing consumer spending. And while the third quarter Gross Domestic Product was only slightly negative, economists anticipate the fourth quarter will be among the worst on record, bringing unprecedented volatility to the markets.

While we would hesitate to call November 20th the ultimate low in the bear market that has ravaged equities over the past 14 months, the subsequent rally has been significant. From the intra-quarter low through December 31, the S&P 500 Index gained 20.5%. In an absolute sense, this rally surpasses the technical definition of a bull market; however, its brief duration precludes this designation as we typically look for a sustained rally over at least three months. Although not quite across that 20% threshold, the Russell 1000® Growth also soared in the closing weeks of 2008, gaining 19.3% from its intra-quarter low through quarter-end.

Wellington Management Company, LLP — The fiscal year ended December 31, 2008 was a difficult time for virtually all equity styles. Problems in the sub-prime mortgage market spread throughout the financial system, creating a full-blown liquidity/credit crisis that roiled global markets. The final two months of the fiscal year proved exceptionally tumultuous and were capped by an alarming series of events: the US government’s takeover of the Federal National Mortgage Association (“Fannie Mae”), the Federal Home Loan Mortgage Corporation (“Freddie Mac”), and American International Group, Inc. (“AIG”); the failure of Lehman Brothers Holdings Inc.(“Brothers”); the distressed sales of the commercial banking franchises of Washington Mutual, Inc. and

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Wachovia Corporation; Bank of America Corporation’s acquisition of Merrill Lynch & Co., Inc.; and the conversion of investment banks, The Goldman Sachs Group, Inc. and Morgan Stanley, to commercial banks.

With an unprecedented level of coordination and cooperation, the US Treasury Department and the Federal Reserve Board (“Fed”) presided over efforts to resuscitate credit markets and stabilize the financial system, culminating in the creation of the $700 billion Troubled Asset Relief Program (“TARP”). An initial $350 billion was invested in nine large US financial institutions in an attempt to restore confidence in the system.

Concerns about inflation persisted through much of the fiscal year, fueled by record-high commodity prices. These worries were largely abated as the period came to a close, when slowing US demand and the weakening global economy caused oil and other commodities prices to drop. Over the year, the Fed lowered the fed funds rate from 4.25% to virtually 0.00%. The ongoing correction in the housing market, debt deflation, rising unemployment, and sluggish production and consumption patterns increasingly pointed to recession, as the effects of the credit crisis worked through the real economy.

Performance:

For the year ended December 31, 2008, Transamerica Partners Large Growth Portfolio returned (39.87%). By comparison, its benchmark, the Russell 1000® Growth Index, returned (38.44%).

Strategy Review:

Marsico Capital Management, LLC — The Portfolio’s performance was hurt by both stock selection and positioning in the Healthcare and Consumer Staples sectors. Healthcare and Consumer Staples were the strongest-performing areas of the Russell 1000® Growth Index and the Portfolio could have benefited by having more investments in these areas. The Portfolio’s results were also hampered by stock selection in the sectors. The Portfolio’s position in healthcare services company UnitedHealth Group Inc. slid 49% prior to being sold from the Portfolio. Consumer Staples position, CVS Caremark Corp., dropped 27%.

Information Technology positions Apple, Inc. and Google, Inc. hindered performance. In the Telecommunication Services sector, wireless provider China Mobile Ltd. and AT&T, Inc. each declined sharply prior to being sold. The Portfolio’s positions in hotel/casino operators Las Vegas Sands, Inc. and Wynn Resorts Ltd. also posted disappointing performance results. Energy holdings Transocean Ltd., Petroleo Brasileiro and Schlumberger Ltd. were also among the Portfolio’s weakest performing individual positions.

There were a few areas that had a positive impact on the Portfolio’s 12-month performance. While the Portfolio’s Financials positions posted a collective return of (33%), the return exceeded the (53%) return of the Russell 1000® Growth Index Financials sector. Similarly, the Portfolio’s Industrials holdings, in aggregate, posted a return that surpassed that of the Russell 1000® Growth Index Industrials sector. Certain of the Portfolio’s individual positions posted solid, positive returns, including McDonald’s Corp., Visa, Inc., and biotechnology company Genentech, Inc.

During the reporting period, the Portfolio’s average sector allocations emphasized the Consumer Discretionary, Industrials, Information Technology, and Energy sectors.

OFI Institutional Asset Management, Inc. — September and October were particularly difficult months as both the Portfolio and its benchmark suffered double-digit declines. In fact, October was the second worst one-month return in the benchmark’s 30-year history.

Over the course of the period for the Portfolio, six sectors added value while four detracted from it. Strong selectivity in the Consumer Discretionary sector proved beneficial, adding 0.6 percentage points of outperformance versus the Russell 1000® Growth Index. Toy-maker Hasbro was overweighted versus the index,

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gaining 16.8% for the year. The Portfolio also benefited from positions in DirecTV Group (–3.6%) and Nike (–19.4%). Although both were lower in 2008, the individual stock returns were ahead of the Portfolio’s overall return, making each attractive on a relative basis.

Materials, with –0.8 percentage points of underperformance, was the most costly sector relative to the Russell 1000® Growth Index. AK Steel Holding (–84.2%) was among the Portfolio’s weakest holdings. The steel maker faced dwindling orders, production cuts and layoffs in the face of the economic slowdown, falling over 84% while held. Fertilizer producer, Mosaic (–75.4%), impacted by falling commodities prices, lost nearly three-quarters of its value in 2008.

The top five contributing stocks (in rank) were: Wal-Mart, IBM, Exxon Mobil, McDonald’s, and Philip Morris.

The Portfolio’s largest detractors for the period were: Apple, UnitedHealth, Schlumberger, and Google.

Our quantitative investment process can be summed with just two words: systematic and disciplined. We employ a dynamic, time-tested approach, based on a foundation of quantitative techniques combined with fundamental analysis to identify investment opportunities. The investment process is designed to create portfolios that closely reflect a benchmark’s fundamental characteristics.

The position we are in now, following the credit and housing burst, is strikingly similar to the bursting of the technology bubble at the start of the decade. Following that tumult, valuation and risk measures swung back into favor and our quantitative portfolios outperformed for the next several years. As was the case then, we have seen choppiness (with unprecedented volatility) and indiscriminate selling moving the markets back towards a historically normal risk-averse stance — something we consider as good for our process.

In our best case scenario, the economy shifts away from a deflationary spiral — a concern of many economists — and the financial system gradually moves out of its recession toward the middle or end of the year. As the market stabilizes, and our risk and valuation factors once again swing back into favor, we envision a prolonged period in which our fundamental-driven investment process is generating alpha with the potential to add value for the Transamerica Partners Large Growth Portfolio in 2009 and beyond.

Wellington Management Company, LLP — The Portfolio is a result of fundamental, bottom up stock selection. Our investment process leverages the extensive research resources of the firm and emphasizes a balance of growth, valuation, and quality criteria in selecting stocks. Our underweight to Consumer Staples along with weak stock selection within Healthcare was the primary driver of the Portfolio’s relative underperformance.

Healthcare holdings, including Humana, Bristol Myers Squibb and Gilead Sciences, detracted from performance. Within Industrials, capital goods firms Caterpillar, Rockwell Collins, and Fluor also hurt relative performance. These stocks declined, in part, as a result of the global credit crisis which reduced near term demand for large infrastructure projects.

Our underweight allocation to, and security selection within, the Consumer Staples sector also detracted from relative performance. Portfolio positioning reflects our belief that stocks within this traditionally defensive sector generally trade at relatively high multiples and do not offer the kind of growth and return opportunities that are consistent with our investment philosophy and objective.

The Portfolio’s three largest absolute detractors, Microsoft, Cisco, and, Cadence Design, were within the Information Technology sector. Cadence Design was also the Portfolio’s largest relative detractor. Shares declined on news of lower-than-expected guidance for the second half of the year, and their withdrawal of the proposal to acquire Mentor Graphics. We eliminated our position in the company as the fiscal year drew to a close.

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For the one year period, relative performance was aided by the Energy sector. While overweight Energy for the first half of the year, during the summer we began closing the meaningful overweight because valuations became much less attractive. The Portfolio also benefited from a modest cash position, which helped relative performance in a downward-trending market.

Thomas F. Marsico, Chief Investment Officer
Marsico Capital Management, LLC

David E. Schmidt, Portfolio Manager
OFI Institutional Asset Management, Inc.

Paul E. Marrkand, CFA, Portfolio Manager
Wellington Management Company, LLP

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Transamerica Partners Growth Portfolio

Sub-advisor:
Turner Investment Partners, Inc.

Market Overview:

The global stock market’s dismal performance in 2008 reflected a global economic slowdown, a downright recession in the U.S., and a financial crisis that first surfaced in the sub-prime mortgage market. A relatively minor percentage of homeowners unable to meet their sub-prime mortgage obligations morphed into about 2 million home foreclosures, billions of dollars of complex, toxic mortgage securities that proved nearly impossible for financial institutions to either value or unload, and the most severe contraction of credit in modern times. In March, the once-storied New York investment firm Bear Stearns collapsed. The unemployment rate rose to 7.2%, and, alas, was widely expected to go higher still in the months ahead. Financial titans Merrill Lynch, Washington Mutual, and Wachovia found themselves starved for cash and ended up being acquired by better-capitalized competitors. Mortgage giants Fannie Mae and Freddie Mac were nationalized. The Treasury Department had to provide an immediate bridge loan to American International Group, the world’s largest insurance company, in order for it to survive. All of it culminated in a $700-billion bailout package by the federal government and a slashing of the Federal Reserve’s short-term interest rate to near zero to help stabilize a teetering global financial system.

Governments around the world were quick to act in an attempt to mitigate the meltdown in the credit and equity markets in 2008. Following rate cuts in the U.S., countries from Australia to Japan to the European Union also lowered their short term interest rates while U.S. President-elect Obama pledged a fiscal stimulus package of approximately $1 trillion. Even with these actions, the US economy continued to weaken. In December, the National Bureau of Economic Research said that America officially fell into a recession back in December 2007.

Performance:

For the year ended December 31, 2008, Transamerica Partners Growth Portfolio returned (51.00%). By comparison, its benchmark, the Russell 1000® Growth Index, returned (38.44%).

Strategy Review:

The Portfolio seeks to invest in fundamentally attractive companies with strong earnings growth rates. In the Consumer Discretionary sector, slower growth companies that we did not own held the high ground, while the market punished the higher growth companies that we favor. For example, well known companies that we did not own like Wal-Mart and McDonald’s held up reasonably well. On the other hand, shares of Google, the Portfolio’s largest position, traded substantially lower. We continue to hold shares of this company, as an improving economic environment could provide for a more favorable earnings outlook and improved valuation in 2009. Also of note in this sector was the poor showing posted by Baidu — a Chinese internet search provider. We sold this company during the fourth quarter due to concerns that its paid-search listings include unlicensed pharmaceutical companies among its top bidders for medical keywords. With the company’s integrity in doubt, this company was sold.

In the technology sector, the Portfolio’s holdings in Broadcom and Qualcomm held up reasonably well. Additionally, the Portfolio is poised to benefit from key holdings Apple and Hewlett Packard. Apple, a well known leader and innovator when it comes to consumer electronics, is currently trading at a mid-teens price-to-earnings multiple, with an earnings growth rate in the low 20% area. Hewlett Packard has a balanced worldwide

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revenue profile, with compelling cost cutting opportunities from the recent EDS acquisition. Additionally, this company also appears very attractive in terms of its Price/Earnings to growth rate.

On the positive side, the Materials/Processing sector contributed the most to relative results during the year, as fertilizer company, Mosaic Co. benefited from soaring crop prices over the summer. In addition, the Portfolio benefited from avoiding major steel companies, such as United States Steel and AK Steel Holding Corp., which were down significantly during the year.

Robert E. Turner, Portfolio Manager
Turner Investment Partners, Inc.

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Transamerica Partners Mid Value Portfolio

Sub-advisors:
Cramer, Rosenthal, McGlynn, LLC
LSV Asset Management
RiverSource Investments, LLC

Market Overview:

Cramer, Rosenthal, McGlynn, LLC — Reality has set in. The lack of a functioning credit market finally caught up to the global economy this past quarter. We have discussed for the past year the critical relevance of credit and commodities for a stable economy and strong equity markets. Commodity prices from Aluminum to Zinc have collapsed as a result of weakening global demand and an inability to maintain the financial leverage supporting many positions. In a strange virtuous circle, high commodity prices (including housing as a commodity for this purpose) hurt the economy, which then hurt the credit markets, which further hurt commodities, and so forth. The expression “negative feedback loop” is becoming cliché, but it is still descriptive for what has happened to the global economy over the past few months. Fears of inflation have rapidly transformed into fears of deflation, with global central bankers undertaking dramatic and, in many cases, unconventional monetary easing to pump life back into the credit markets. Governments around the world are proposing fiscal spending programs by the day to further stimulate their economies and mollify depression-like conditions. In addition to credit and commodities, the third “C” is confidence, and whether referring to consumer or business or even government, it has been eroded. This loss of confidence has caused a shedding of the disbelief and denial that seemed to be holding the economy together through most of the year. It is really this lack of confidence that fuels the negative feedback loop.

The inability or unwillingness of banks and financing sources to provide basic credit for day to day transactions has resulted in companies taking a variety of self-help measures that make good sense in isolation, but further drive the economic contraction. These steps include: liquidating their inventories to raise cash; cutting headcount and discretionary expenditures; and paring back capital spending to maintenance levels. The cumulative impact of all of these logical decisions is a precipitous decline in economic activity the likes of which this generation has never experienced. It now appears that most developed economies will have contracted at a mid to high single digit rate in the fourth quarter and most businesses are witnessing ten percent or greater declines in revenues and orders.

We continue to approach the investment climate with a balance of optimism and realism. To be an investor, one has to maintain an optimistic mind set and believe that our free market system, while imperfect, is resilient and that innovation and superior management execution will be recognized. It is always impossible to call a bottom and we know that cheap can get cheaper over the near term. However, we believe those investors who will allow themselves the luxury of looking out beyond the next few months to properly value a security based upon its longer term opportunities and cash flows, may be handsomely rewarded.

LSV Asset Management — The fiscal year ended December 31, 2008 was an awful year for stocks around the globe. It was the worst year for the S&P 500 Index since 1931 and all segments of the U.S. stock market declined sharply as the economy quickly soured in the face of worsening economic news and perhaps the worst credit crisis the country has seen in the past 80 years! The Portfolio’s benchmark, the Russell Mid Cap Value Index declined 38.4% in 2008, marking the worst year for that index since it started back in 1987.

Problems in the sub-prime mortgage market spread throughout the financial system, creating a full-blown liquidity/credit crisis that roiled global markets. The final two months of the fiscal year proved exceptionally tumultuous and were capped by an alarming series of events: the US government’s takeover of the Federal

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National Mortgage Association (“Fannie Mae”), the Federal Home Loan Mortgage Corporation (“Freddie Mac”) and American International Group, Inc. (“AIG”); the failure of Lehman Brothers Holdings; the distressed sales of the commercial banking franchises of Washington Mutual, Inc. and Wachovia Corporation; Bank of America Corporation’s acquisition of Merrill Lynch & Co., Inc.; and the conversion of investment banks, The Goldman Sachs Group, Inc. and Morgan Stanley, to commercial banks. Investor panic peaked in late November and the term ‘bail out’ became a household name to many Americans. Clear signs of panic were abound in the market as intraday volatility hit unprecedented levels. Commodity prices also saw a roller coaster ride in 2008 with oil prices rising from $90 per barrel to nearly $150 by mid July only to fall to approximately $40 late in 2008.

With an unprecedented level of coordination and cooperation, the US Treasury Department and the Federal Reserve Board (“Fed”) presided over efforts to resuscitate credit markets and stabilize the financial system, culminating in the creation of the $700 billion Troubled Asset Relief Program (“TARP”). Over the year, the Fed lowered the fed funds rate from 4.50% to a range between 0%-0.25% The ongoing correction in the housing market, debt deflation, rising unemployment, and sluggish production and consumption patterns increasingly pointed to recession, as the effects of the credit crisis worked through the real economy.

RiverSource Investments, LLC - The annual period was dominated by skyrocketing oil and gasoline prices, the after-shocks of the mortgage market collapse, ongoing deterioration of the housing market, and concerns about whether the U.S. economy was or was not in a recession. Unprecedented intervention by the government saved several financial institutions, while others collapsed. Investor sentiment shifted from hope for a market recovery, to heightened concern over extreme levels of volatility, to eventual panic by the end of the year. Investors sought safe havens for investments — defensive areas such as Consumer Staples, Utilities and Healthcare. Overall, mid-cap equities slightly trailed their large-cap counterparts during the twelve-month period.

Against this challenging backdrop, the Portfolio’s sector allocation was the primary detractor to performance. The Portfolio’s overweight in the Producer Durables and Energy sectors hurt results as these were two of the worst performing sectors in the Russell Mid Cap Value® Index. In addition, the Utilities and Consumer Staples sectors were two of the best performing sectors in the Russell Mid Cap Value® Index and the Portfolio’s underweight detracted from relative performance.

The Portfolio benefited from positive stock selection in the consumer discretionary sector, specifically Family Dollar Stores, which rose sharply during the period. Early in the year, we purchased a basket of several retail holdings including Kohl’s, Nordstrom, JCPenney, Bed Bath and Beyond and Macy’s. We sold the majority of the basket during the third quarter for a profit. Finally, positive stock selection in the technology sector helped results, in particular McAfee and EDS.

Toward the end of the annual period, we increased the Portfolio’s allocation to the Financials sector, specifically financial services holdings because we felt valuations were attractive. We also added a basket of regional banks to the Portfolio because we felt banks were trading at favorable discounts. We reduced the Portfolio’s tobacco holding in Lorillard and eliminated Ford Motor Co. from the Portfolio. We exited the position in Ford when our long-term view of the company changed during the period as a result of the government’s involvement in the auto industry.

Performance:

For the year ended December 31, 2008, Transamerica Partners Mid Value Portfolio returned (37.73%). By comparison, its benchmark, the Russell Mid Cap Value® Index (“RMCV”), returned (38.44%).

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Strategy Review:

Cramer, Rosenthal, McGlynn, LLC — The leading contributors to this year’s performance were UnionBanCal, Dollar Tree and ENSCO International Inc. Shares of the commercial bank, UnionBanCal, rose during the third quarter on the announced tender offer from its majority parent, Mitsubishi UFJ Financial Group. We tendered our shares into the offering, which closed on Sept. 26th. Dollar Tree stock was strong during the second quarter of the year as the value retailer delivered better than expected same store sales and earnings. Dollar Tree benefited from increased customer traffic, as consumers focused on basic household items and looked to stretch their discretionary dollars. Dollar Tree continued to post strong results through the third quarter as consumers responded to its value offerings. Shares of ENSCO, an owner of offshore drilling rigs, gained in the first quarter of the year, as day rates continued to accelerate worldwide and utilization in the sluggish U.S. Gulf of Mexico began to recover.

Electronic Arts Inc., Textron and Goodrich Corp. were the leading detractors for the strategy during the year. We increased our position in Electronic Arts during the third quarter as quality initiatives driven by the new management at the video game developer were beginning to show positive results. Further, the company had announced imminent plans to launch a slate of new games which we believed would drive significant profit improvements. Textron underperformed during the second half of the year as the strains of the broader financial pinch pressured the financing outlook for both its Cessna jet customers and its financial services subsidiary. We exited our position, as we believe that the losses at Textron will be higher than estimated and the soft earnings at Cessna will linger longer than current expectations are discounting. Goodrich Corp. shares fell in the second quarter as investors feared the negative impact of the reduction in schedules of commercial airlines on its lucrative aftermarket business. We believe these fears are misplaced as Goodrich has relatively little exposure to the older planes that are being retired and greater exposure on newer platforms that are still ramping up. Further, we expect that as Boeing and Airbus finally increase the production of the 787 and A380, respectively, cash flow will accelerate dramatically, which should more than pay back the last few years of investment.

LSV Asset Management — LSV Asset Management is a quantitative value manager focused on building a diversified portfolio of stocks with attractive fundamentals. The Portfolio could be characterized as “deep value” in nature because LSV maintains below benchmark valuations metrics like price/cash flow, price/earnings, price/book and price/sales values. Stock selection and this style bias are the primary contributors to results over time.

During the year, the RMCV actually outperformed the Russell Mid Cap® Index by about 3%, indicating that value stocks held up modestly better than growth stocks. However, within the RMCV, it was the more growth oriented companies that did best. For example, if you sort the companies in the RMCV into five buckets based on Market/Book (“M/B”) ratios, the group with the lowest (more value oriented) M/B declined by 53% during the year while the most expensive group fell just 34%. LSV’s emphasis on being “deep value” certainly didn’t help by that analysis, yet stock selection helped overcome the style bias contained in the Portfolio. The impact of LSV’s deep value bias was a negative 3.25%, so stock selection proved most helpful during the year to help boost the relative returns.

Some of the larger contributors to our relative outperformance were takeover companies like Nationwide Financial Services, UnionBanCal and Safeco, all of which posted positive returns in a very tough year. We also benefitted from owning Hess Corp. in the Portfolio in the first half of the year as oil prices were rising, but, we sold the stock prior to the plunge in oil prices and energy company shares.

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RiverSource Investments, LLC — In our view, economic activity will continue to contract through 2009; however, volatility should lessen from the extremes seen in 2008. As volatility slowly fades and the aggressive government intervention in the economy begins to take effect, we believe equity markets will begin an eventual recovery that will run into 2010. With risk aversion and valuations at highs not seen for decades, we believe equities have become very compelling. Within the Portfolio, we have de-emphasized areas that are defensive in nature in favor of sectors and industries that have typically benefited from market recoveries.

Jay B. Abramson, Chief Investment Officer
Robert L. Rewey, Senior Vice President
Cramer, Rosenthal, McGlynn, LLC

Josef Lakonishok, Ph.D., Chief Investment Officer
Puneet Mansharamani, CFA
Menno Vermeulen, CFA
Co-Portfolio Managers
LSV Asset Management

Warren Spitz, Senior Portfolio Manager
Steven Schroll, Portfolio Manager
Laton Spahr, Portfolio Manager
Paul Stocking, Associate Portfolio Manager
RiverSource Investments, LLC

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Transamerica Partners Mid Growth Portfolio

Sub-advisor:
Columbus Circle Investors

Market Overview:

Stocks plummeted during the fourth quarter of 2008, capping the market’s single worst year since the Great Depression. As the financial crisis worsened, economic activity and corporate profits began to contract sharply as consumers and businesses both cut spending. Following lows set in October and November, the impact of the Federal Reserve’s increasingly aggressive easing efforts and future stimulus plans will be closely watched for signs of success in arresting the economic decline.

Although significant monetary and fiscal policy stimulus is being undertaken in an effort to stem the contractionary effects of the shift from excess consumer spending to excess consumer savings, real damage has already been done to the economy and corporate profits. Having discounted a significant earnings decline, the stock market is now seeking to gauge the new reality before embarking on its future path. Over the next several quarters, it is likely that the market will remain fairly volatile until a consensus emerges with regard to the future.

In this environment, we continue to focus on stocks benefiting from strong secular trends and company-specific stories, especially those having more predictable earnings streams. We are carefully monitoring the effect that monetary and fiscal stimulus is having on the economy, however, it is to determine if a more aggressive investment posture is warranted. In the meantime, we have added some names to the Portfolio that could benefit from the significant domestic infrastructure investment associated with the proposed stimulus plans.

Performance:

For the year ended December 31, 2008, Transamerica Partners Mid Growth Portfolio returned (41.55%). By comparison, its benchmark, the Russell Mid Cap Growth® Index, returned (44.32%).

Strategy Review:

Columbus Circle Investor’s team of investment analysts monitors numerous factors including political and/or economic developments, secular trends, industry and/or group dynamics, and company specific events to determine which companies are best positioned to benefit in revenue and earnings acceleration. Investments are selected on the basis of their potential to exceed consensus forecasts. All sectors lost value, but on a relative basis the portfolios saw out-performance in the Consumer Staples, Materials, and Energy sectors, partially offset by underperformance in the Industrial and Consumer Discretionary sectors.

Southwestern Energy was one of several exploration and production stocks that we owned throughout 2008 that focuses on developing unconventional natural gas reserves in promising U.S. onshore gas fields such as the Fayetteville Shale. Due in large part to improving drilling techniques and operating experience, results from their core properties continue to improve, leading to upward revisions to their reserves and potential future production. We sold the stock during 2008, however, as natural gas prices declined with the worsening economy.

Millennium Pharmaceutical is a biotechnology company focusing on hematology and oncology products. We owned the stock for its promising multiple myeloma drug, Velcade, whose clinical data continued to suggest upside potential. Our investment thesis was validated when the company reported sales significantly above expectations, causing management to raise guidance. Takeda Pharmaceuticals, the large Japanese drug

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company, announced the strategic acquisition of Millennium during the quarter for a significant premium and we sold the stock shortly thereafter.

SPX Corp, a diversified manufacturing company, succumbed to the fears that infected the stocks of companies that serve the Energy sector, despite robust order growth that continued for power plant cooling systems and power transformers embedded in transmission systems. Although we have meaningfully reduced it, we still own a small position in the stock as the company remains ahead of schedule for improving the operating margins of its APV unit and management is aggressively buying back the company’s shares.

Cameron International, a leading oil service equipment company, also succumbed to the fears that infected the stocks of companies that serve the Energy sector despite operating results and backlog growth that were better than expectations. We maintain a reduced position in Cameron as it is benefiting from the trend toward increased offshore activity, as more construction and drilling occurs in deeper and more remote waters.

Clifford Fox, CFA, Portfolio Manager
Michael Iacono, CFA, Co-Portfolio Manager
Columbus Circle Investors

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Transamerica Partners Small Value Portfolio

Sub-advisors:
OFI Institutional Asset Management, Inc.
Mesirow Financial Investment Management, Inc.

Market Overview:

OFI Institutional Asset Management, Inc. — This has been a year like no other in recent memory with the global economy seriously weakened and confidence in equity markets shaken to a degree unseen in a generation or more. The ongoing credit crisis, housing collapse, and its far-reaching impact on financial markets has been unprecedented as the bear market that began in October 2007 reduced equity index values by more than half before recovering somewhat in the closing weeks of 2008.

The pervasive lack of credit in 2008 fueled a massive scaling back among U.S. corporations, increasing unemployment, and decreasing consumer spending. And while third quarter Gross Domestic Product was only slightly negative, economists anticipate the fourth quarter will be among the worst on record, bringing unprecedented volatility to the markets.

While we would hesitate to call November 20th the ultimate low in the bear market that has ravaged equities over the past 14 months, the subsequent rally has been significant. From the intra-quarter low through December 31, small-cap value stocks outpaced all other size and style breakdowns: The Russell 2000® Value Index gaining 31.2% (the S&P 500 Index returned 20.5% over this same horizon). In an absolute sense, this surpasses the technical definition of a bull market (a gain of 20%); however, its brief duration (just six weeks) precludes this designation. We typically look for a sustained rally of at least three months.

The position we are in now, following the credit and housing burst, is strikingly similar to the bursting of the technology bubble at the start of the decade. Following that tumult, valuation and risk measures swung back into favor and our portfolios outperformed for the next several years. As was the case then, we have seen choppiness (with unprecedented volatility) and indiscriminate selling moving the markets back towards a historically normal risk-averse stance — something we consider as good for our process.

Mesirow Financial Investment Management, Inc. — The fiscal year ended December 31, 2008 represented the toughest investment year that any of us had experienced in our investment careers. Simply put, there was no place to hide. Value stocks, growth stocks, small cap and large cap all were hit with “tsunami-like” force. In 2008, the S&P 500 Index experienced the highest volatility since 1938 (Source: Leuthold Weeden Institutional Research). The volatility rippled through the market, leaving no sector untouched.

It is tempting to blame the market debacle in 2008 on the sub-prime mortgage crisis. Certainly that played a part. Nevertheless, other factors contributed significantly as well. Lax, sometimes non-existent, regulation let these excesses grow. Overly accommodative monetary policy fueled the bubble. The Federal Deposit Insurance Company was forced to shut an unprecedented 28 banks in 2008. Most notably, the ad hoc response by the Treasury and the Federal Reserve in these unprecedented conditions, left doubt and uncertainty to prey on the investing public and likely led to the panic that characterized this year. Finally, allowing Lehman Brothers to fail put the topper on the credit crunch and ignited the tinder that had been built up by these other factors.

The credit crunch has led the global economy into a world wide recession. Even the high-growth emerging market economies are suffering from a severe slowdown in their growth rates.

The outcome is that most major equity indexes were down around 35-40% in 2008. Indexes are off over 40-45% from their highs late in 2007. As a result, we are finding values that we have not seen in some time in the market.

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It is not unusual to find companies that are trading at low single digit price to earnings multiples, even after factoring in worst case assumptions for 2009 earnings. With massive monetary stimulus already in place, and massive fiscal stimulus promised by the incoming administration, the building blocks may be in place for markets to begin to improve.

Performance:

For the year ended December 31, 2008, Transamerica Partners Small Value Portfolio returned (26.63%). By comparison, its benchmark, the Russell 2000® Value Index, returned (28.92%).

Strategy Review:

OFI Institutional Asset Management, Inc. — Our quantitative investment process can be summed with just two words: systematic and disciplined. We employ a dynamic, time-tested approach based on a foundation of quantitative techniques combined with fundamental analysis to identify investment opportunities. The investment process is designed to create portfolios that closely reflect a benchmark’s fundamental characteristics.

Consumer Discretionary was costly on both an absolute and relative basis in 2008, with much of the sector’s shortfall attributable to the Specialty Retail group. Asbury Automotive Group (–86.0%), for example, fell sharply late in the year after announcing that tighter lending standards and declining consumer confidence led to lower third-quarter earnings. The stock was sold from the Portfolio. Similarly, Sonic Automotive (–69.2%) announced a third-quarter loss due to the weak vehicle market.

The Financials sector also contributed to the Portfolio’s shortfall in 2008. Virtually all of the sector’s shortfall came as a result of weak stock selectivity of the Portfolio’s Real Estate Investment Trust holdings. The collapsing housing bubble pulled Ashford Hospitality and Glimcher Realty Trust down 81.8% and 65.0%, respectively, for the year, while held by the Portfolio.

On a more positive note, the top five contributing stocks during the period (in rank) were: Arkansas Best, Encore Acquisition, Whiting Petroleum, CH Energy Group, and Pantry Inc.

The market rally in the final weeks of 2008 was a welcome respite from a difficult year and performance from the November 20th low through quarter-end was strong. The Portfolio gained 32.8% over the final six weeks of 2008, 1.6 percentage points ahead of the Russell 2000® Value Index. Both the Portfolio and its benchmark outperformed the broad-market S&P 500 Index which returned 20.5% over this same period.

Mesirow Financial Investment Management, Inc. — We construct a portfolio from the bottom up. Our proprietary screening models help to identify a pool of inexpensive, “value” stocks to focus on. We concentrate our fundamental analysis to help identify companies with sustainable free cash flow, progressive dividend policy and strong balance sheets that we believe are currently trading below their true value. We expect that over time, catalysts will emerge to drive these companies back to fair valuation.

In 2008, we were extra sensitive to maintaining a “margin of safety” in analyzing the companies we invested in. We remained on the lookout for potential disappointments. For example, we trimmed several regional banks from our portfolios as they showed signs of weakening capital and increasing non-performing loans.

We found few “fat pitches” and preferred to hold less stocks that we were more confident in, rather than forcing ourselves to invest. Our turnover was lower than usual.

Arkansas Best was one of our best performing stocks in 2008. Earnings held up well and the company performed strongly. We sold our position mid year, near its annual high for 2008.

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EZCORP has been another strong performer. EZCORP is the largest publicly traded pawn shop and pay day loan operator. Ironically, in a tough economic environment, there is ever increasing demand for their services.

Stock selection in Financials and Healthcare was strong and they were our two strongest performing sectors, relative to the underlying benchmark.

Osh Kosh Truck (“Osh Kosh”) was a disappointing holding in 2008 and negatively impacted the Portfolio. Osh Kosh makes trucks for military uses, garbage trucks and fire trucks. Concerns over military orders for its armored trucks and price competition in Europe have been headwinds for Osh Kosh. Nevertheless, we still believe that this is a well managed company that will ride out the cyclical headwinds.

Holly Corp. and Frontier Oil, both oil refinery companies, suffered as well. The downturn has negatively impacted gasoline demand, thus putting pressure on refinery margins. As the price of energy has come down, our overweight in Energy has also negatively impacted the Portfolio, although our stock picks in the energy sector outpaced the sector within the Portfolio’s benchmark.

David E. Schmidt, Portfolio Manager
OFI Institutional Asset Management, Inc.

Michael A. Crowe, Senior Managing Director
Rosa Welton, Senior Vice President
Mesirow Financial Investment Management, Inc.

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Transamerica Partners Small Core Portfolio

Sub-advisors:
Fort Washington Investment Advisors, Inc.
RS Investment Management Co., LLC
INVESCO Institutional (NA), Inc.
Wellington Management Company, LLP

Market Overview:

Fort Washington Investment Advisors, Inc. — The problems that plagued the markets in the second half of 2008 include but are not limited to:

•	The demise of several former bellwether financial firms.

•	The continued housing slump.

•	The freezing of the credit markets.

•	Rapid decline in commodity prices and commodity stocks.

What was different about fourth quarter, as compared to the prior quarter, is that the market seemed to find some solid footing, even if only since November 20-21, as several catalysts materialized to halt the rapid deterioration in investor sentiment.

The returns of the Portfolio were negatively impacted by the aforementioned issues and although the market rallied fairly significantly in the last five weeks of the year, it was not enough to offset the prior damage. The impact on the Portfolio from the market/economic environment was most acutely felt in the Energy sector from a negative absolute return perspective, as deteriorating global economic growth reduced demand for most commodities. In general, though, all sectors were impacted as well from the credit freeze that occurred.

RS Investment Management Co., LLC — Overall, 2008 was a year in which investors found few safe harbors. Most major sectors of the Russell 2000 Growth® Index experienced declines of more than 30%, with some sectors losing over 50%. Hardest hit in this environment were companies with weak balance sheets that relied on excess leverage. All of 2008 will likely be remembered for many years, and perhaps for decades, as one of the most turbulent periods in the modern history of equity markets.

INVESCO Institutional (NA), Inc. — The financial and economic crisis led to historic levels of market turbulence in 2008. The carnage intensified as the year progressed, with the fourth quarter generating negative returns for the Russell 2000® Value Index in excess of 20%, despite a positive return in December. For the year, U.S. equity markets across the style and capitalization range fell more than 30%. There was nowhere to hide as global equity markets generally fared worse than the U.S. There was no meaningful difference between U.S. growth and value stocks but large stocks underperformed small stocks in 2008, which was surprising given increased risk aversion.

A global flight to quality led to positive returns for U.S. treasuries, gold held fairly steady, and the U.S. dollar rose against all major currencies except the Japanese Yen.

Governments and central banks worldwide injected liquidity into the credit markets to stave off the near-collapse of the global financial system and to restrain the economic slowdown. The U.S Federal Funds rate dropped from 4.25% at year-end 2007 to near 0% at year-end 2008. During the year, we witnessed the largest bank failures in U.S. history. The investment banking industry was under severe duress, which led Bear Stearns and Merrill Lynch to be acquired by J.P. Morgan and Bank of America, respectively, while Lehman Brothers declared

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bankruptcy. Commodities were strong until global demand slowed, which led to a meaningful sell-off in the second half. Crude oil, which started the year around $100, peaked at $145 in July and ended the year around $44. By year-end, the financial crisis had spread to Main Street and the U.S. government extended bridge loans to the Big Three Detroit automakers to avoid their bankruptcy.

Wellington Management Company, LLP — The year ended December 31, 2008 was a difficult time for virtually all equity styles. Problems in the sub-prime mortgage market spread throughout the financial system, creating a full-blown liquidity/credit crisis that roiled global markets. The latter half of 2008 proved exceptionally tumultuous and was capped by an alarming series of events: the US government’s takeover of the Federal National Mortgage Association (“Fannie Mae”), the Federal Home Loan Mortgage Corporation (“Freddie Mac”), and American International Group, Inc. (“AIG”); the failure of Lehman Brothers Holdings Inc.; the distressed sales of the commercial banking franchises of Washington Mutual, Inc. and Wachovia Corporation; Bank of America Corporation’s acquisition of Merrill Lynch & Co., Inc.; and the conversion of investment banks, The Goldman Sachs Group, Inc. and Morgan Stanley, to commercial banks.

With an unprecedented level of coordination and cooperation, the US Treasury Department and the Federal Reserve Board (“Fed”) presided over efforts to resuscitate credit markets and stabilize the financial system, culminating in the creation of the $700 billion Troubled Asset Relief Program (“TARP”). An initial $350 billion was invested in nine large US financial institutions in an attempt to restore confidence in the system.

Concerns about inflation persisted through much of the fiscal year, fueled by record-high commodity prices. These worries were largely abated as the period came to a close, when slowing US demand and the weakening global economy caused oil and other commodities prices to drop. Over the year, the Fed lowered the fed funds rate from 4.25% to virtually 0.00%. The ongoing correction in the housing market, debt deflation, rising unemployment, and sluggish production and consumption patterns increasingly pointed to recession, as the effects of the credit crisis worked through the real economy.

Portfolio Performance:

For the year ended December 31, 2008, Transamerica Partners Small Core Portfolio returned (36.06%). By comparison, its benchmark, the Russell 2000® Index, returned (33.79%).

Strategy Review:

Fort Washington Investment Advisors, Inc. — On the positive side of the ledger, relative returns in the Consumer Discretionary, Industrials, and Telecommunication Services sectors, along with a benefit from cash holdings helped to nearly offset the negative impact of the Energy, Healthcare and Technology sectors. Several healthcare names were particularly weak primarily due to company specific events. In addition, several energy names declined significantly due to the large drop in energy prices.

Individual names that added to performance include:

•	Industrials — Aerovironment, Duff & Phelps and ESCO Electronics

•	Consumer discretionary — Panera Bread Company, BJ’s Restaurants and PetMed Express

•	Healthcare — Genomic Health and Alexion Pharma

•	Financials — Ezcorp

•	Technology — Foundry Networks

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Among the individual names that detracted from performance:

•	Healthcare — RTI Biologics, Spectranetics, and BioMarin Pharma

•	Energy — ION Geophysical, Berry Petroleum, Lufkin Industries, and Atwood Oceanics

•	Industrials — Energy Conversion Devices

•	Technology — Wright Express

•	Materials — Terra Industries

The Portfolio is positioned as follows:

•	As has been the case for several years, our largest sector overweight continues to be Healthcare, by about 3% relative to the Portfolio’s benchmark. We continue to see the greatest number of opportunities in that sector for sustained, high growth relative to other sectors with less sensitivity to the broader economy.

•	The Consumer Staples sector is a new overweight position at about 2.6% over the Portfolio’s benchmark.

•	We are still about 2.5% underweight in Industrials and Technology as we are concerned about the impact of slowing global growth on the companies in these sectors. However, in Industrials, we saw opportunities to add to or initiate positions in stocks that were at extremely depressed levels due to concerns about domestic and/or global economic activity. We believe some of these companies should benefit from the new administration’s infrastructure stimulus package.

•	We have used the nearly unprecedented sell-off in some Energy names to take our energy sector position from what was an underweight to neutral.

•	Financials are now slightly underweight by about 1% relative to the Portfolio’s benchmark weight. We still own no banks or thrifts due to continuing concerns about the credit cycle. However, we are becoming more interested in those two groups and would begin to initiate positions once we believe we can appropriately assess the worst case credit cycle scenario.

RS Investment Management Co., LLC — Healthcare and Financial stocks detracted most significantly from relative performance. We believed that these economic sectors were well-positioned to weather a U.S. consumer-led recession and a global commodities-led slowdown, and they did decline by less within the Russell 2000® Growth Index than the Russell 2000® Index. Nonetheless, poor stock selection led to relative losses for the Portfolio. On the positive side, strong stock selection in the Energy sector— where we had anticipated challenges — aided relative returns.

In technology, EPIQ Systems, a software provider which processes bankruptcy claims, delivered positive returns for the year and was a clear beneficiary of the failures of several large companies in 2008. EPIQ is a good example of a technology company with high levels of recurring business — a meaningful focus in our approach to the sector. We continue to believe that this company could be well positioned for a prosperous 2009 and beyond.

During the year, the Healthcare sector detracted significantly from returns on both an absolute and relative basis. Key holdings included RTI Biologics, which performed poorly as the business was hampered by the macro environment.

While our relative overweighting in the financial services sector aided relative results, this benefit was more than offset by poor stock selection in the sector. We had particular trouble in the area of payments processing, which we had expected to be fairly recession-resistant. Declines in two large holdings — Cardtronics and TNS, Inc. — were primarily due to currency impacts and collateral damage from the consolidation and business failures in the financial services industry. In the case of Cardtronics, these troubles were compounded by the company’s self-

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inflicted execution issues. We exited the TNS position during the fourth quarter as business conditions deteriorated too rapidly and currency headwinds were too severe to overcome. Entering the new year, we have positioned the Portfolio with an overweight position in the Financial Services sector, employing a barbell approach that balances investments in recurring revenue businesses such as RiskMetrics Group and CyberSource with exposure to more credit-sensitive investments such as PrivateBancorp and Stifel Financial.

During these challenging times, and always, we remain committed to our principles of investing in fast-growing, high-margin companies with unique proprietary advantages and strong management teams. While the stock market punished all sectors and styles in the fourth quarter, our style was clearly not rewarded on an absolute basis. Nonetheless, we have not changed our investment process and we believe that, once the economy recovers and investment horizons lengthen, our fundamental research will again be rewarded.

Above all, we are committed to focusing on our core expertise and investment process. As fellow investors in the strategy, we thank you for your long-term investment.

INVESCO Institutional (NA), Inc. (Small Cap Core Strategy) — Small Cap Core is an active small capitalization strategy designed to capture excess returns through Invesco Quantitative Strategies’ proprietary multi-factor stock selection model. We believe that relative returns are predictable based on certain fundamental and behavioral concepts.

To capture excess return, our process:

1.	Systematically evaluates stocks within their industry using four key investment concepts: Earnings Momentum, Price Trend, Management Action, and Relative Value.

2.	Constructs the Portfolio and manages risk to limit the impact of unintended beta, size, and industry biases, through an optimization technique that seeks to maximize expected return at a specified level of risk.

3. Quantifies and rigorously tests investment themes.

Portfolio management decisions to underweight Energy and transportation sectors contributed favorably to excess returns, while decisions to overweight the Consumer Services sector detracted from relative returns. While overall portfolio management activities during 2008 did not produce excess returns for the Portfolio, the stock selection model used to assess the attractiveness of stocks within industries contributed favorably to relative returns.

Stock selection contributed to positive relative performance. The largest contribution came from the Consumer Services Company CSG Systems International. Oil States International, an Energy company, detracted from excess returns. Despite the crisis in the Financial sector, investments in First Bancorp and Platinum Underwriters Holdings added to excess return. Some of the portfolio holdings that are exposed to the production side of the economy fared poorly as signs of economic contraction became increasingly evident. Investments in Terra Industries and Olympic Steel, both from the Basic Materials sector, reduced relative returns as did an investment in Tecumseh Products, an Industrial sector manufacturer.

INVESCO Institutional (NA), Inc. (Small Cap Value Strategy) — Small Cap Value is an active small capitalization strategy designed to capture excess returns through Invesco Quantitative Strategies’ proprietary multi-factor stock selection model. We believe that relative returns are predictable based on certain fundamental and behavioral concepts.

To capture excess return, our process:

1.	Systematically evaluates stocks within their industry using four key investment concepts: Earnings Momentum, Price Trend, Management Action, and Relative Value.

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2.	Constructs the Portfolio and manages risk to limit the impact of unintended beta, size, and industry biases, through an optimization technique that seeks to maximize expected return at a specified level of risk.

3.	Quantifies and rigorously tests investment themes.

While overall portfolio management activities during 2008 did not produce excess returns for the Portfolio, the stock selection model used to assess the attractiveness of stocks within industries contributed favorably to relative returns.

Stock selection contributed positively to excess returns as did decisions to hold stocks with lower than market betas. Exposure to stocks with historically higher relative strength detracted from returns. While our decisions regarding which stocks to overweight aided returns, stocks that were in the Portfolio’s benchmark and that were not held in the Portfolio lowered relative returns. Favorable return contributions came from holdings in CSG Systems International (Consumer Services sector), Stone Energy (Energy sector), and First Bancorp (Financial sector). Stocks detracting from returns include Blyth Inc. (Consumer sector), Graftech International (Industrials sector), and Tecumseh Products (Industrials sector).

Wellington Management Company, LLP — Our investment approach emphasizes bottom up stock selection. The Portfolio is constructed without regard to sector weights however, we do carefully consider diversification to limit risk. Relative out-performance was aided by strong stock selection within the Consumer Discretionary, Materials, and Energy sectors.

Within Consumer Discretionary, holdings in Cato, Choice Hotels, and Helen of Troy outperformed.

Materials holdings Compass Mineral and Zep were the Portfolio’s largest absolute contributors. Compass Mineral owns very long-lived reserves of salt in North America and England which are used for highway de-icing and consumer, agricultural, and industrial applications. The company also produces and markets sulfate of potash, a specialty fertilizer. Severe winter weather in the Midwest, as well as rapidly escalating potash prices, significantly increased the company’s earnings prospects for 2008. We trimmed our position over the period as escalating potash prices pushed the stock toward our target price.

The Portfolio’s largest relative contributor during the period was independent oil and gas exploration and production company, Whiting Petreoleum. The company benefited from favorable oil and gas pricing trends given its strong and growing reserve position and exploration potential. We trimmed the position during the third quarter on strength following the run-up in oil prices.

Stock selection in Industrials detracted from relative performance as a weakening economy contributed to price declines in several holdings including ACCO, Belden, AirTran, Albany, and Carlisle. Positive relative performance was also modestly offset by our underweight to and our security selection within the Financials sector.

Bihag N. Patel, CFA, Senior Portfolio Manager
David K. Robinson, CFA, Senior Portfolio Manager
Daniel J. Kapusta, Senior Portfolio Manager
Richard R. Jandrain III, Managing Director/Senior Portfolio Manager
Fort Washington Investment Advisors, Inc.

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Bill Wolfenden
Scott Tracy
Co-Portfolio Managers
RS Investment Management Co., LLC

Jeremy Lefkowitz, Head of Portfolio Management
Dan Kostyk, Portfolio Manager
Glen Murphy, Portfolio Manager
Anthony Munchak, Portfolio Manager
Francis Orlando, Portfolio Manager
INVESCO Institutional (NA), Inc.

Stephen T. O’Brien, Ssenior Vice President/Equity Portfolio Manager
Timothy J. McCormack, CFA, Vice President/Equity Portfolio Manager
Shaun F. Pedersen, Vice President/Equity Portfolio Manager
Wellington Management Company, LLP

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Transamerica Partners Small Growth Portfolio

Sub-advisor:
Perimeter Capital Partners LLC

Market Overview:

The fiscal year ended December 31, 2008 was the worst year for U.S. equities since 1931 and was a particularly difficult year for small cap growth managers, where fewer than 20% of managers beat the Russell 2000® Growth Index (Source: Merrill Lynch). The market began the year poorly, posting double digit negative returns in the first quarter as sub prime fears and the eventual collapse of Bear Stearns weighed on stocks. In fact, Energy was the only sector to post positive returns in that quarter. The Federal Reserve target interest rate began 2008 at 4.25%, down from 5.25% in September 2007.

By mid-year Energy continued its ascent as oil increased to over $140 per barrel. Energy stocks in the Russell 2000® Growth Index contributed 3.61% of the total second quarter benchmark return of 4.48%. There was also a large cap bias to the second quarter as investors fled to larger companies with less perceived risk. Managers that remained true to their small cap style were negatively impacted by this phenomenon. Credit concerns and unemployment accelerated and by the third quarter the government began debating the bailout bill. It also became clear that the credit fever was not limited to the U.S. but the global economy would also be roiled. Upon this development, the U.S. dollar surged, creating a tailwind for small cap stocks since small caps tend to have less international exposure.

Poor economic data accelerated into the end of year while the market managed to bottom on November 21st. This date marked what appears to be the early stages of sector and cyclical rotation, an event that we have been anticipating, where defensive sectors and stocks that had been outperforming begin to under-perform. After November 21st, the market rallied more than 20% as investors began the shift toward early cyclical stocks, oversold stocks, and companies likely to benefit from the infrastructure stimulus planned to begin in 2009.

Performance:

For the year ended December 31, 2008, Transamerica Partners Small Growth Portfolio returned (37.87%). By comparison, its benchmark, the Russell 2000® Growth Index, returned (38.54%).

Strategy Review:

The Portfolio is designed as a highly-diversified, equally-weighted portfolio. Our process is systematic and has been tested in both up and downward trending markets. Our investment process concentrates our focus on stocks that exhibit sustainable relative growth characteristics that we believe are paramount to future out-performance. In 2008, stock selection represented all of the alpha generation in the Portfolio beating the Russell 2000® Growth Index in seven out of ten sectors, with notable strength in Consumer Discretionary, Healthcare, and Materials sectors.

A significant contributor was Emergent Biosolutions (EBS). This biopharmaceutical company with the only FDA approved vaccine for Anthrax prevention received a large vaccine contract to increase strategic government stockpiles, essentially securing revenues through 2011. After the company demonstrated insider selling, the intent to raise equity, and exceptional out-performance, we exited our position.

In another example, software company EPIQ Systems (EPIQ) is benefiting from accelerating bankruptcies, including such high profile cases such as Lehman Brothers. The company services the legal profession with a

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focus on corporate bankruptcy proceedings. Given this environment, we expect bankruptcies to escalate further, fueling strong earnings growth over the next couple of years, and we maintain a large position on that basis.

In the Energy sector, oil service company Hercules Offshore (HERO) was a detractor from performance in 2008 as it provides shallow water drilling rigs, inland barge rigs, and lift-boats to energy producers in the Gulf of Mexico. Production in the shallow water Gulf of Mexico is very sensitive to changes in commodity prices and as a result the stock sold off drastically.

Economic uncertainty is the topic of discussion at every turn and it is this uncertainty that keeps a lid on the market as bulls and bears jockey for position. We remain committed to our investment discipline, which once again prevailed in a very difficult market, and we are excited about the prospects for the Portfolio going forward.

Mark D. Garfinkel, CFA
Portfolio Manager
Perimeter Capital Partners LLC

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Transamerica Partners International Equity Portfolio

Sub-advisors:
LSV Asset Management
Wellington Management Company, LLP

Market Environment:

LSV Asset Management — The fiscal year ended December 31, 2008 was the worst year for foreign stocks in the 38 year history of the MSCI EAFE Index (the “Index”), which fell 43.4% in U.S. dollar terms. A global economic slowdown and credit crisis impacted markets around the globe with every country in the Index falling sharply. Japan was the best performer with a return of (29.2%) in U.S. dollar terms while Ireland fell nearly 72%. The U.S. dollar strengthened against most currencies and added to the woes of U.S. dollar based investors. Stocks in the Index fell 40.3% in local currency terms indicating that an additional 3.1% of the total return was due to the currency effect of a stronger dollar.

Problems in the credit markets spread around the globe as what was perceived to be a U.S. sub-prime crisis impacted banks all over the planet. Even the largest bank in Iceland was impacted by the credit crisis and had to be rescued by its government. All over Europe, banks sought refuge with the same fury we saw here in the United States. At the same time, there was a global effort on the part of central banks to try and stabilize the financial system and re-instill confidence on the part of investors. There were several coordinated ’rate-cuts’ and multiple stimulus packages announced to try and reverse the downward economic spiral.

While it is too early to tell if these stimulus packages will work, one thing that is clear is that the bear market has created some amazing bargains in terms of stock prices. Many companies are trading at single digit price/earnings ratios and the overall market is trading at 1.3x book value. Clearly, corporate earnings are distressed, but stock prices are as well and opportunities to pick up quality companies at low multiples exist all over the world.

Wellington Management Company, LLP — The fiscal year ended December 31, 2008 was a difficult time for virtually all equity styles. Problems in the sub-prime mortgage market spread throughout the financial system, creating a full-blown liquidity/credit crisis that roiled global markets. The final two months of the fiscal year proved exceptionally tumultuous and were capped by an alarming series of events: the US government’s takeover of the Federal National Mortgage Association (“Fannie Mae”), the Federal Home Loan Mortgage Corporation (“Freddie Mac”), and American International Group, Inc. (“AIG”); the failure of Lehman Brothers Holdings Inc.; the distressed sales of the commercial banking franchises of Washington Mutual, Inc. and Wachovia Corporation; Bank of America Corporation’s acquisition of Merrill Lynch & Co., Inc.; and the conversion of investment banks, The Goldman Sachs Group, Inc. and Morgan Stanley, to commercial banks.

With an unprecedented level of coordination and cooperation, the US Treasury Department and the Federal Reserve Board (“Fed”) presided over efforts to resuscitate credit markets and stabilize the financial system, culminating in the creation of the $700 billion Troubled Asset Relief Program (“TARP”). An initial $350 billion was invested in nine large US financial institutions in an attempt to restore confidence in the system.

Concerns about inflation persisted through much of the fiscal year, fueled by record-high commodity prices. These worries were largely abated as the period came to a close, when slowing US demand and the weakening global economy caused oil and other commodities prices to drop. Over the year, the Fed lowered the fed funds rate from 4.25% to virtually 0.00%. The ongoing correction in the housing market, debt deflation, rising unemployment, and sluggish production and consumption patterns increasingly pointed to recession, as the effects of the credit crisis worked through the real economy.

TRANSAMERICA PARTNERS PORTFOLIOS
MANAGEMENT REVIEW (Continued)

December 31, 2008
(Unaudited)

Performance:

For the year ended December 31, 2008, Transamerica Partners International Equity Portfolio returned (49.94%). By comparison, its benchmark, the MSCI World Ex-US Index, returned (43.23%).

Strategy Review:

LSV Asset Management — LSV Asset Management is a quantitative value manager focused on building a diversified portfolio of stocks with attractive fundamentals. The Portfolio could be characterized as “deep value” in nature because LSV maintains below benchmark valuations metrics like price/cash flow, price/earnings, price/book and price/sales values. Stock selection and this style bias are the primary contributors to results over time since LSV takes only very small country or sector bets relative to a benchmark. LSV’s style is complementary to the other sub-advisor on the Portfolio.

For the year, LSV lagged the Portfolio’s benchmark by about 1%. Value stocks performed worse than growth stocks during the year, as the Portfolio’s benchmark lagged the MSCI World Ex-US Index by 0.7%. LSV’s deep value bias was the single largest detractor for the year. Low price/earnings multiple stocks performed worse than high price/earnings multiple stocks even within our ‘value’ benchmark. Our bias focusing on the cheaper stocks cost us around 3% for the year.

The single largest contributor (+65bp) for the year, relative to the benchmark, was The Royal Bank of Scotland Group (RBS) which declined sharply but was not owned in the Portfolio. RBS was a large position in the Portfolio’s benchmark and we were fortunate not to own that stock. The next largest contributors were NTT Docomo and Nippon Telegraph and Telephone Corp. from Japan where we had overweights. However, we were also overweight in some of the auto companies which pared back results as that industry underperformed the market. Positions in Peugeot (France) and Nissan Motor (Japan) cost us more than 70bp relative to the Portfolio’s benchmark.

Wellington Management Company, LLP — Portfolio positioning is the result of fundamental, bottom up stock selection. As growth investors, we look for companies with improving fundamentals that are likely to exceed market expectations. We prefer to buy companies after we are able to confirm that fundamentals are getting better. Underperformance during the year was led by unfavorable stock selection in Financials, Consumer Discretionary, and Industrials.

Stock selection within Financials detracted from relative performance, particularly our positions in global financial services firm UBS, and United Kingdom based bank, Barclays. Both firms were negatively impacted by the global credit crisis. Shares of UBS declined on news that exposures to subprime loans were larger than expected which resulted in a dilutive capital raise.

Performance within Consumer Discretionary was hurt by our position in Arcandor. The German retailer was the Portfolio’s largest absolute and relative detractor during the reporting period. The company reduced its full year earnings guidance amid a challenging retail environment in Western Europe given the slowing economy. We eliminated our position on the expectation of further global weakness.

Within Industrials our capital goods holdings detracted from performance, particularly our positions in Suntech Power, Renewable Energy, and Hansen Transmissions. These alternative energy stocks were impacted by both falling oil prices and lower demand due to the global credit crisis.

TRANSAMERICA PARTNERS PORTFOLIOS
MANAGEMENT REVIEW (Continued)

December 31, 2008
(Unaudited)

The Portfolio benefited from sector allocation decisions, including a lower-than-benchmark weight to Materials and Energy and a higher-than-benchmark weight to the Healthcare sector. The Portfolio also benefited from an opportunistic cash position, which helped relative performance in a downward-trending market.

Josef Lakonishok, Ph.D., Chief Investment Officer
Puneet Mansharamani, CFA
Menno Vermeulen, CFA
Co-Portfolio Managers
LSV Asset Management

Andrew J. Offitt, Senior Vice President/Equity Portfolio Manager
Jean-Marc Berteaux, Senior Vice President/Equity Portfolio Manager
Matthew D. Hudson, CFA, Vice President, Equity Portfolio Manager
Wellington Management Company, LLP

TRANSAMERICA PARTNERS PORTFOLIOS
MONEY MARKET

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2008

Assets:
Securities, at value, including investments held as collateral for securities out on loan (Notes 2 and 4)	$1,198,284,597
Repurchase agreements (cost equals market value)	126,452,311
Cash at broker	—
Foreign currency holdings, at value	—
Receivable for securities sold	—
Receivable for principal paydowns	—
Unrealized appreciation on foreign currency forward contracts (Note 8)	—
Swap contracts, at value	—
Variation margin receivable	—
Interest receivable	1,441,153
Dividends receivable	—
Foreign tax reclaim receivable	—
Receivable from Advisor	—
Receivable from securities lending (net)	—

Total assets	1,326,178,061

Liabilities:
Due to Advisor	—
Due to Custodian	—
Due to Broker for swap contracts	—
Collateral for securities out on loan	—
Payable for securities purchased	—
Securities sold short, at value	—
Written options, at value	—
Swap contracts, at value	—
Unrealized depreciation on foreign currency forward contracts (Note 8)	—
Variation margin payable	—
Accrued investment advisory fees	296,958
Accrued expenses	79,354

Total liabilities	376,312

Net assets	$1,325,801,749

Securities, at cost	$1,198,284,597

STATEMENT OF OPERATIONS
For the year ended December 31, 2008

Investment income (Note 2):
Interest income	$32,676,307
Securities lending income (net)	—
Dividend income	—
Less: foreign withholding taxes	—

Total income	32,676,307

Expenses (Note 2):
Investment advisory fees	3,029,823
Custody fees	124,447
Audit fees	29,136
Legal fees	52,713
Reports to shareholders	13,766
Other fees	32,081

Total expenses	3,281,966
Expenses reimbursed by the Advisor	—

Net expenses	3,281,966

Net investment income (loss)	29,394,341

Realized and unrealized gains (losses) on investments (Note 2):
Net realized gains (losses) on transactions from:
Securities	(546,399)
Swap contracts	—
Futures	—
Written options	—
Foreign currency transactions	—

(546,399)

Change in net unrealized appreciation (depreciation) on:
Securities	—
Futures	—
Written options	—
Short sales	—
Swap contracts	—
Foreign currency translations	—

—

Net realized and unrealized gains (losses) on investments	(546,399)

Net increase (decrease) in net assets resulting from operations	$28,847,942

STATEMENTS OF CHANGES IN NET ASSETS

	For the year	For the year
	ended 12/31/08	ended 12/31/07
From operations:
Net investment income (loss)	$29,394,341	$49,560,669
Net realized gains (losses) on investments	(546,399)	—
Change in net unrealized appreciation (depreciation) on investments	—	—

Net increase (decrease) in net assets resulting from operations	28,847,942	49,560,669

From transactions in investors’ beneficial interests:
Contributions	4,260,151,227	2,954,349,154
Withdrawals	(4,013,993,525)	(2,879,054,327)

Net increase (decrease) in net assets resulting from transactions in investors’ beneficial interests	246,157,702	75,294,827

Net increase (decrease) in net assets	275,005,644	124,855,496

Net assets:
Beginning of year	1,050,796,105	925,940,609

End of year	$1,325,801,749	$1,050,796,105

See notes to financial statements.

TRANSAMERICA PARTNERS PORTFOLIOS
HIGH QUALITY BOND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2008

Assets:
Securities, at value, including investments held as collateral for securities out on loan (Notes 2 and 4)	$426,608,085
Repurchase agreements (cost equals market value)	2,244,128
Cash at broker	—
Foreign currency holdings, at value	—
Receivable for securities sold	—
Receivable for principal paydowns	4,774
Unrealized appreciation on foreign currency forward contracts (Note 8)	—
Swap contracts, at value	—
Variation margin receivable	—
Interest receivable	2,949,860
Dividends receivable	—
Foreign tax reclaim receivable	—
Receivable from Advisor	—
Receivable from securities lending (net)	12,372

Total assets	431,819,219

Liabilities:
Due to Advisor	—
Due to Custodian	—
Due to Broker for swap contracts	—
Collateral for securities out on loan	10,391,435
Payable for securities purchased	—
Securities sold short, at value	—
Written options, at value	—
Swap contracts, at value	—
Unrealized depreciation on foreign currency forward contracts (Note 8)	—
Variation margin payable	—
Accrued investment advisory fees	133,008
Accrued expenses	63,273

Total liabilities	10,587,716

Net assets	$421,231,503

Securities, at cost	$445,227,379

STATEMENT OF OPERATIONS
For the year ended December 31, 2008

Investment income (Note 2):
Interest income	$24,026,900
Securities lending income (net)	248,119
Dividend income	—
Less: foreign withholding taxes	—

Total income	24,275,019

Expenses (Note 2):
Investment advisory fees	1,839,044
Custody fees	95,462
Audit fees	31,320
Legal fees	19,076
Reports to shareholders	6,845
Other fees	16,865

Total expenses	2,008,612
Expenses reimbursed by the Advisor	—

Net expenses	2,008,612

Net investment income (loss)	22,266,407

Realized and unrealized gains (losses) on investments (Note 2):
Net realized gains (losses) on transactions from:
Securities	3,031,998
Swap contracts	—
Futures	—
Written options	—
Foreign currency transactions	—

3,031,998

Change in net unrealized appreciation (depreciation) on:
Securities	(20,430,574)
Futures	—
Written options	—
Short sales	—
Swap contracts	—
Foreign currency translations	—

(20,430,574)

Net realized and unrealized gains (losses) on investments	(17,398,576)

Net increase (decrease) in net assets resulting from operations	$4,867,831

STATEMENTS OF CHANGES IN NET ASSETS

	For the year	For the year
	ended 12/31/08	ended 12/31/07
From operations:
Net investment income (loss)	$22,266,407	$37,058,128
Net realized gains (losses) on investments	3,031,998	(1,923,414)
Change in net unrealized appreciation (depreciation) on investments	(20,430,574)	8,617,100

Net increase (decrease) in net assets resulting from operations	4,867,831	43,751,814

From transactions in investors’ beneficial interests:
Contributions	202,813,678	284,629,480
Withdrawals	(619,741,245)	(312,713,241)

Net increase (decrease) in net assets resulting from transactions in investors’ beneficial interests	(416,927,567)	(28,083,761)

Net increase (decrease) in net assets	(412,059,736)	15,668,053

Net assets:
Beginning of year	833,291,239	817,623,186

End of year	$421,231,503	$833,291,239

See notes to financial statements.

TRANSAMERICA PARTNERS PORTFOLIOS
INFLATION-PROTECTED SECURITIES

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2008

Assets:
Securities, at value, including investments held as collateral for securities out on loan (Notes 2 and 4)	$367,010,700
Repurchase agreements (cost equals market value)	17,373,040
Cash at broker	—
Foreign currency holdings, at value (cost $785)	641
Receivable for securities sold	1,446,198
Receivable for principal paydowns	—
Unrealized appreciation on foreign currency forward contracts (Note 8)	—
Swap contracts, at value	—
Variation margin receivable	217,532
Interest receivable	3,230,575
Dividends receivable	—
Foreign tax reclaim receivable	—
Receivable from Advisor	—
Receivable from securities lending (net)	88,937

Total assets	389,367,623

Liabilities:
Due to Advisor	819
Due to Custodian	—
Due to Broker for swap contracts	—
Collateral for securities out on loan	—
Payable for securities purchased	—
Securities sold short, at value	—
Written options, at value	—
Swap contracts, at value	—
Unrealized depreciation on foreign currency forward contracts (Note 8)	602
Variation margin payable	—
Accrued investment advisory fees	124,135
Accrued expenses	44,193

Total liabilities	169,749

Net assets	$389,197,874

Securities, at cost	$390,207,359

STATEMENT OF OPERATIONS
For the year ended December 31, 2008

Investment income (Note 2):
Interest income	$23,970,791
Securities lending income (net)	962,266
Dividend income	—
Less: foreign withholding taxes	—

Total income	24,933,057

Expenses (Note 2):
Investment advisory fees	1,624,043
Custody fees	68,688
Audit fees	31,350
Legal fees	59,258
Reports to shareholders	4,001
Other fees	10,927

Total expenses	1,798,267
Expenses reimbursed by the Advisor	(1,560)

Net expenses	1,796,707

Net investment income (loss)	23,136,350

Realized and unrealized gains (losses) on investments (Note 2):
Net realized gains (losses) on transactions from:
Securities	(11,524,452)
Swap contracts	—
Futures	(324,134)
Written options	438,028
Foreign currency transactions	1,066,842

(10,343,716)

Change in net unrealized appreciation (depreciation) on:
Securities	(28,387,680)
Futures	(246,704)
Written options	—
Short sales	—
Swap contracts	—
Foreign currency translations	5,249

(28,629,135)

Net realized and unrealized gains (losses) on investments	(38,972,851)

Net increase (decrease) in net assets resulting from operations	$(15,836,501)

STATEMENTS OF CHANGES IN NET ASSETS

	For the year	For the year
	ended 12/31/08	ended 12/31/07
From operations:
Net investment income (loss)	$23,136,350	$7,583,583
Net realized gains (losses) on investments	(10,343,716)	805,098
Change in net unrealized appreciation (depreciation) on investments	(28,629,135)	5,212,164

Net increase (decrease) in net assets resulting from operations	(15,836,501)	13,600,845

From transactions in investors’ beneficial interests:
Contributions	509,258,026	72,255,744
Withdrawals	(253,237,047)	(87,524,361)

Net increase (decrease) in net assets resulting from transactions in investors’ beneficial interests	256,020,979	(15,268,617)

Net increase (decrease) in net assets	240,184,478	(1,667,772)

Net assets:
Beginning of year	149,013,396	150,681,168

End of year	$389,197,874	$149,013,396

See notes to financial statements.

TRANSAMERICA PARTNERS PORTFOLIOS
CORE BOND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2008

Assets:
Securities, at value, including investments held as collateral for securities out on loan (Notes 2 and 4)	$2,035,413,009
Repurchase agreements (cost equals market value)	8,044,299
Cash at broker	—
Foreign currency holdings, at value (cost $840,794)	775,349
Receivable for securities sold	446,707,833
Receivable for principal paydowns	546,113
Unrealized appreciation on foreign currency forward contracts (Note 8)	1,777,139
Swap contracts, at value	86,452,741
Variation margin receivable	—
Interest receivable	16,355,729
Dividends receivable	—
Foreign tax reclaim receivable	—
Receivable from Advisor	—
Receivable from securities lending (net)	6,910

Total assets	2,596,079,122

Liabilities:
Due to Advisor	—
Due to Custodian	—
Due to Broker for swap contracts	—
Collateral for securities out on loan	2,425,000
Payable for securities purchased	593,609,189
Securities sold short, at value (proceeds $247,817,336)	249,802,832
Written options, at value (premium $5,578,640)	11,129,683
Swap contracts, at value	68,795,481
Unrealized depreciation on foreign currency forward contracts (Note 8)	1,331,381
Variation margin payable	991,224
Accrued investment advisory fees	522,400
Accrued expenses	159,247

Total liabilities	928,766,437

Net assets	$1,667,312,685

Securities, at cost	$2,182,914,107

STATEMENT OF OPERATIONS
For the year ended December 31, 2008

Investment income (Note 2):
Interest income	$105,857,454
Securities lending income (net)	190,713
Dividend income	1,162,915
Less: foreign withholding taxes	—

Total income	107,211,082

Expenses (Note 2):
Investment advisory fees	6,828,373
Custody fees	333,670
Audit fees	34,278
Legal fees	74,061
Reports to shareholders	22,295
Other fees	58,756

Total expenses	7,351,433
Expenses reimbursed by the Advisor	—

Net expenses	7,351,433

Net investment income (loss)	99,859,649

Realized and unrealized gains (losses) on investments (Note 2):
Net realized gains (losses) on transactions from:
Securities	9,935,943
Swap contracts	12,985,532
Futures	3,361,537
Written options	1,442,401
Foreign currency transactions	4,747,104

32,472,517

Change in net unrealized appreciation (depreciation) on:
Securities	(164,963,161)
Futures	4,704,952
Written options	(5,580,075)
Short sales	(1,647,598)
Swap contracts	(3,995,346)
Foreign currency translations	431,115

(171,050,113)

Net realized and unrealized gains (losses) on investments	(138,577,596)

Net increase (decrease) in net assets resulting from operations	$(38,717,947)

STATEMENTS OF CHANGES IN NET ASSETS

	For the year	For the year
	ended 12/31/08	ended 12/31/07
From operations:
Net investment income (loss)	$99,859,649	$103,906,486
Net realized gains (losses) on investments	32,472,517	(16,401,628)
Change in net unrealized appreciation (depreciation) on investments	(171,050,113)	52,800,139

Net increase (decrease) in net assets resulting from operations	(38,717,947)	140,304,997

From transactions in investors’ beneficial interests:
Contributions	611,898,545	568,414,773
Withdrawals	(1,154,747,429)	(537,661,703)

Net increase (decrease) in net assets resulting from transactions in investors’ beneficial interests	(542,848,884)	30,753,070

Net increase (decrease) in net assets	(581,566,831)	171,058,067

Net assets:
Beginning of year	2,248,879,516	2,077,821,449

End of year	$1,667,312,685	$2,248,879,516

See notes to financial statements.

TRANSAMERICA PARTNERS PORTFOLIOS
TOTAL RETURN BOND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2008

Assets:
Securities, at value, including investments held as collateral for securities out on loan (Notes 2 and 4)	$370,821,558
Repurchase agreements (cost equals market value)	8,409,852
Cash at broker	1,979,276
Foreign currency holdings, at value	—
Receivable for securities sold	4,681,444
Receivable for principal paydowns	64,769
Unrealized appreciation on foreign currency forward contracts (Note 8)	254,125
Swap contracts, at value	—
Variation margin receivable	—
Interest receivable	2,873,524
Dividends receivable	—
Foreign tax reclaim receivable	—
Receivable from Advisor	—
Receivable from securities lending (net)	1,436

Total assets	389,085,984

Liabilities:
Due to Advisor	1,122
Due to Custodian	—
Payable for written options	1,190
Collateral for securities out on loan	464,950
Payable for securities and options purchased	85,844,550
Securities sold short, at value	—
Written options, at value (premium $790,246)	1,832,872
Swap contracts, at value	—
Unrealized depreciation on foreign currency forward contracts (Note 8)	100,312
Variation margin payable	270,258
Accrued investment advisory fees	94,757
Accrued expenses	62,973

Total liabilities	88,672,984

Net assets	$300,413,000

Securities, at cost	$436,741,912

STATEMENT OF OPERATIONS
For the year ended December 31, 2008

Investment income (Note 2):
Interest income	$20,330,889
Securities lending income (net)	209,470
Dividend income	107,084
Less: foreign withholding taxes	—

Total income	20,647,443

Expenses (Note 2):
Investment advisory fees	1,337,043
Custody fees	125,558
Audit fees	26,870
Legal fees	14,270
Reports to shareholders	4,061
Other fees	10,837

Total expenses	1,518,639
Expenses reimbursed by the Advisor	(148)

Net expenses	1,518,491

Net investment income (loss)	19,128,952

Realized and unrealized gains (losses) on investments (Note 2):
Net realized gains (losses) on transactions from:
Securities	1,457,431
Swap contracts	—
Futures	2,134,369
Written options	711,289
Foreign currency transactions	458,927

4,762,016

Change in net unrealized appreciation (depreciation) on:
Securities	(60,927,610)
Futures	2,286,198
Written options	(790,097)
Short sales	—
Swap contracts	—
Foreign currency translations	206,722

(59,224,787)

Net realized and unrealized gains (losses) on investments	(54,462,771)

Net increase (decrease) in net assets resulting from operations	$(35,333,819)

STATEMENTS OF CHANGES IN NET ASSETS

	For the year	For the year
	ended 12/31/08	ended 12/31/07
From operations:
Net investment income (loss)	$19,128,952	$14,141,643
Net realized gains (losses) on investments	4,762,016	2,612,690
Change in net unrealized appreciation (depreciation) on investments	(59,224,787)	(5,712,368)

Net increase (decrease) in net assets resulting from operations	(35,333,819)	11,041,965

From transactions in investors’ beneficial interests:
Contributions	156,252,922	333,268,808
Withdrawals	(210,793,599)	(74,659,704)

Net increase (decrease) in net assets resulting from transactions in investors’ beneficial interests	(54,540,677)	258,609,104

Net increase (decrease) in net assets	(89,874,496)	269,651,069

Net assets:
Beginning of year	390,287,496	120,636,427

End of year	$300,413,000	$390,287,496

See notes to financial statements.

TRANSAMERICA PARTNERS PORTFOLIOS
HIGH YIELD BOND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2008

Assets:
Securities, at value, including investments held as collateral for securities out on loan (Notes 2 and 4)	$388,747,535
Repurchase agreements (cost equals market value)	39,226,732
Cash at broker	—
Foreign currency holdings, at value	—
Receivable for securities sold	495,494
Receivable for principal paydowns	—
Unrealized appreciation on foreign currency forward contracts (Note 8)	—
Swap contracts, at value	—
Variation margin receivable	—
Interest receivable	13,353,487
Dividends receivable	—
Foreign tax reclaim receivable	—
Receivable from Advisor	—
Receivable from securities lending (net)	—

Total assets	441,823,248

Liabilities:
Due to Advisor	—
Due to Custodian	—
Due to Broker for swap contracts	—
Collateral for securities out on loan	—
Payable for securities purchased	1,697,349
Securities sold short, at value	—
Written options, at value	—
Swap contracts, at value	—
Unrealized depreciation on foreign currency forward contracts (Note 8)	—
Variation margin payable	—
Accrued investment advisory fees	204,874
Accrued expenses	57,571

Total liabilities	1,959,794

Net assets	$439,863,454

Securities, at cost	$589,080,397

STATEMENT OF OPERATIONS
For the year ended December 31, 2008

Investment income (Note 2):
Interest income	$55,315,675
Securities lending income (net)	—
Dividend income	178,660
Less: foreign withholding taxes	—

Total income	55,494,335

Expenses (Note 2):
Investment advisory fees	3,006,017
Custody fees	100,557
Audit fees	31,332
Legal fees	20,377
Reports to shareholders	5,834
Other fees	19,423

Total expenses	3,183,540
Expenses reimbursed by the Advisor	—

Net expenses	3,183,540

Net investment income (loss)	52,310,795

Realized and unrealized gains (losses) on investments (Note 2):
Net realized gains (losses) on transactions from:
Securities	(47,659,274)
Swap contracts	—
Futures	—
Written options	—
Foreign currency transactions	—

(47,659,274)

Change in net unrealized appreciation (depreciation) on:
Securities	(177,504,943)
Futures	—
Written options	—
Short sales	—
Swap contracts	—
Foreign currency translations	—

(177,504,943)

Net realized and unrealized gains (losses) on investments	(225,164,217)

Net increase (decrease) in net assets resulting from operations	$(172,853,422)

STATEMENTS OF CHANGES IN NET ASSETS

	For the year	For the year
	ended 12/31/08	ended 12/31/07
From operations:
Net investment income (loss)	$52,310,795	$43,380,175
Net realized gains (losses) on investments	(47,659,274)	2,952,445
Change in net unrealized appreciation (depreciation) on investments	(177,504,943)	(36,569,793)

Net increase (decrease) in net assets resulting from operations	(172,853,422)	9,762,827

From transactions in investors’ beneficial interests:
Contributions	263,465,864	201,336,632
Withdrawals	(189,476,006)	(174,702,497)

Net increase (decrease) in net assets resulting from transactions in investors’ beneficial interests	73,989,858	26,634,135

Net increase (decrease) in net assets	(98,863,564)	36,396,962

Net assets:
Beginning of year	538,727,018	502,330,056

End of year	$439,863,454	$538,727,018

See notes to financial statements.

TRANSAMERICA PARTNERS PORTFOLIOS
BALANCED

STATEMENTS OF ASSETS AND LIABILITIES
December 31, 2008

Assets:
Securities, at value, including investments held as collateral for securities out on loan (Notes 2 and 4)	$178,762,974
Repurchase agreements (cost equals market value)	3,771,297
Cash at broker	1,291,676

Foreign currency holdings, at value	—
Receivable for securities sold	3,170,356
Receivable for principal paydowns	—
Unrealized appreciation on foreign currency forward contracts (Note 8)	141,181
Swap contracts, at value	—
Variation margin receivable	—
Interest receivable	910,946
Dividends receivable	202,448
Foreign tax reclaim receivable	—
Receivable from Advisor	6,656
Receivable from securities lending (net)	5,523

Total assets	188,263,057

Liabilities
Due to Advisor	—
Due to Custodian	—
Payable for written options	289
Collateral for securities out on loan	1,911,215
Payable for securities and options purchased	16,137,515
Securities sold short, at value	—
Written options, at value (premium $205,967)	486,063
Swap contracts, at value	—
Unrealized depreciation on foreign currency forward contracts (Note 8)	37,687
Variation margin payable	611,171
Accrued investment advisory fees	67,414
Accrued expenses	81,593

Total liabilities	19,332,947

Net assets	$168,930,110

Securities, at cost	$230,029,462

STATEMENT OF OPERATIONS
For the year ended December 31, 2008

Investment income (Note 2):
Interest income	$6,296,976
Securities lending income (net)	54,332
Dividend income	3,260,803
Less: foreign withholding taxes	(20)

Total income	9,612,091

Expenses (Note 2):
Investment advisory fees	1,093,922
Custody fees	149,403
Audit fees	34,733
Legal fees	6,516
Reports to shareholders	1,354
Other fees	8,974

Total expenses	1,294,902
Expenses reimbursed by the Advisor	(79,435)

Net expenses	1,215,467

Net investment income (loss)	8,396,624

Realized and unrealized gains (losses) on investments (Note 2):
Net realized gains (losses) on transactions from:
Securities	(18,595,341)
Swap contracts	—
Futures	(376,725)
Written options	212,221
Foreign currency transactions	222,603

(18,537,242)

Change in net unrealized appreciation (depreciation) on:
Securities	(62,133,235)
Futures	1,004,345
Written options	(179,508)
Short sales	—
Swap contracts	—
Foreign currency translations	119,278

(61,189,120)

Net realized and unrealized gains (losses) on investments	(79,726,362)

Net increase (decrease) in net assets resulting from operations	$(71,329,738)

STATEMENTS OF CHANGES IN NET ASSETS

	For the year	For the year
	ended 12/31/08	ended 12/31/07
From operations:
Net investment income (loss)	$8,396,624	$10,529,981
Net realized gains (losses) on investments	(18,537,242)	22,785,211
Change in net unrealized appreciation (depreciation) on investments	(61,189,120)	(25,666,220)

Net increase (decrease) in net assets resulting from operations	(71,329,738)	7,648,972

From transactions in investors’ beneficial interests:
Contributions	40,381,517	87,795,282
Withdrawals	(118,756,852)	(158,457,872)

Net increase (decrease) in net assets resulting from transactions in investors’ beneficial interests	(78,375,335)	(70,662,590)

Net increase (decrease) in net assets	(149,705,073)	(63,013,618)

Net assets:
Beginning of year	318,635,183	381,648,801

End of year	$168,930,110	$318,635,183

See notes to financial statements.

TRANSAMERICA PARTNERS PORTFOLIOS
LARGE VALUE
(FORMERLY, VALUE & INCOME)

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2008

Assets:
Securities, at value, including investments held as collateral for securities out on loan (Notes 2 and 4)	$1,436,124,647
Repurchase agreements (cost equals market value)	11,411,786
Cash at broker	—
Foreign currency holdings, at value	—
Receivable for securities sold	—
Receivable for principal paydowns	—
Unrealized appreciation on foreign currency forward contracts (Note 8)	—
Swap contracts, at value	—
Variation margin receivable	—
Interest receivable	3
Dividends receivable	4,033,614
Foreign tax reclaim receivable	1,600
Receivable from Advisor	1,478
Receivable from securities lending (net)	94,715

Total assets	1,451,667,843

Liabilities:
Due to Advisor	—
Due to Custodian	—
Due to Broker for swap contracts	—
Collateral for securities out on loan	—
Payable for securities purchased	—
Securities sold short, at value	—
Written options, at value	—
Swap contracts, at value	—
Unrealized depreciation on foreign currency forward contracts (Note 8)	—
Variation margin payable	—
Accrued investment advisory fees	573,116
Accrued expenses	124,580

Total liabilities	697,696

Net assets	$1,450,970,147

Securities, at cost	$2,137,281,482

STATEMENT OF OPERATIONS
For the year ended December 31, 2008

Investment income (Note 2):
Interest income	$348,288
Securities lending income (net)	1,373,828
Dividend income	67,852,034
Less: foreign withholding taxes	(186,310)

Total income	69,387,840

Expenses (Note 2):
Investment advisory fees	10,367,668
Custody fees	324,082
Audit fees	27,983
Legal fees	278,122
Reports to shareholders	28,310
Other fees	79,970

Total expenses	11,106,135
Expenses reimbursed by the Advisor	(1,478)

Net expenses	11,104,657

Net investment income (loss)	58,283,183

Realized and unrealized gains (losses) on investments (Note 2):
Net realized gains (losses) on transactions from:
Securities	(202,203,330)
Swap contracts	—
Futures	—
Written options	—
Foreign currency transactions	—

(202,203,330)

Change in net unrealized appreciation (depreciation) on:
Securities	(1,044,249,653)
Futures	—
Written options	—
Short sales	—
Swap contracts	—
Foreign currency translations	—

(1,044,249,653)

Net realized and unrealized gains (losses) on investments	(1,246,452,983)

Net increase (decrease) in net assets resulting from operations	$(1,188,169,800)

STATEMENTS OF CHANGES IN NET ASSETS

	For the year	For the year
	ended 12/31/08	ended 12/31/07
From operations:
Net investment income (loss)	$58,283,183	$59,270,899
Net realized gains (losses) on investments	(202,203,330)	217,908,338
Change in net unrealized appreciation (depreciation) on investments	(1,044,249,653)	(321,315,389)

Net increase (decrease) in net assets resulting from operations	(1,188,169,800)	(44,136,152)

From transactions in investors’ beneficial interests:
Contributions	536,264,110	819,077,669
Withdrawals	(1,062,148,938)	(1,148,860,468)

Net increase (decrease) in net assets resulting from transactions in investors’ beneficial interests	(525,884,828)	(329,782,799)

Net increase (decrease) in net assets	(1,714,054,628)	(373,918,951)

Net assets:
Beginning of year	3,165,024,775	3,538,943,726

End of year	$1,450,970,147	$3,165,024,775

See notes to financial statements.

TRANSAMERICA PARTNERS PORTFOLIOS
VALUE

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2008

Assets:
Securities, at value, including investments held as collateral for securities out on loan (Notes 2 and 4)	$62,637,003
Repurchase agreements (cost equals market value)	1,274,730
Cash at broker	—
Foreign currency holdings, at value	—
Receivable for securities sold	—
Receivable for principal paydowns	—
Unrealized appreciation on foreign currency forward contracts (Note 8)	—
Swap contracts, at value	—
Variation margin receivable	—
Interest receivable	18
Dividends receivable	118,210
Foreign tax reclaim receivable	—
Receivable from Advisor	—
Receivable from securities lending (net)	470

Total assets	64,030,431

Liabilities:
Due to Advisor	1,440
Due to Custodian	—
Due to Broker for swap contracts	—
Collateral for securities out on loan	2,594,000
Payable for securities purchased	671,845
Securities sold short, at value	—
Written options, at value	—
Swap contracts, at value	—
Unrealized depreciation on foreign currency forward contracts (Note 8)	—
Variation margin payable	—
Accrued investment advisory fees	25,979
Accrued expenses	33,603

Total liabilities	3,326,867

Net assets	$60,703,564

Securities, at cost	$93,701,072

STATEMENT OF OPERATIONS
For the year ended December 31, 2008

Investment income (Note 2):
Interest income	$50,596
Securities lending income (net)	52,958
Dividend income	3,171,970
Less: foreign withholding taxes	(2,594)

Total income	3,272,930

Expenses (Note 2):
Investment advisory fees	544,167
Custody fees	29,117
Audit fees	26,875
Legal fees	3,170
Reports to shareholders	1,349
Other fees	4,091

Total expenses	608,769
Expenses reimbursed by the Advisor	(10,265)

Net expenses	598,504

Net investment income (loss)	2,674,426

Realized and unrealized gains (losses) on investments (Note 2):
Net realized gains (losses) on transactions from:
Securities	(56,111,388)
Swap contracts	—
Futures	—
Written options	—
Foreign currency transactions	—

(56,111,388)

Change in net unrealized appreciation (depreciation) on:
Securities	(5,216,768)
Futures	—
Written options	—
Short sales	—
Swap contracts	—
Foreign currency translations	—

(5,216,768)

Net realized and unrealized gains (losses) on investments	(61,328,156)

Net increase (decrease) in net assets resulting from operations	$(58,653,730)

STATEMENTS OF CHANGES IN NET ASSETS

	For the year	For the year
	ended 12/31/08	ended 12/31/07
From operations:
Net investment income (loss)	$2,674,426	$2,237,723
Net realized gains (losses) on investments	(56,111,388)	11,397,018
Change in net unrealized appreciation (depreciation) on investments	(5,216,768)	(32,193,595)

Net increase (decrease) in net assets resulting from operations	(58,653,730)	(18,558,854)

From transactions in investors’ beneficial interests:
Contributions	49,620,283	102,985,023
Withdrawals	(71,828,915)	(44,143,149)

Net increase (decrease) in net assets resulting from transactions in investors’ beneficial interests	(22,208,632)	58,841,874

Net increase (decrease) in net assets	(80,862,362)	40,283,020

Net assets:
Beginning of year	141,565,926	101,282,906

End of year	$60,703,564	$141,565,926

See notes to financial statements.

TRANSAMERICA PARTNERS PORTFOLIOS
LARGE CORE
(FORMERLY, GROWTH & INCOME)

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2008

Assets:
Securities, at value, including investments held as collateral for securities out on loan (Notes 2 and 4)	$274,318,610
Repurchase agreements (cost equals market value)	1,295,878
Cash at broker	—
Foreign currency holdings, at value	—
Receivable for securities sold	16,351,569
Receivable for principal paydowns	—
Unrealized appreciation on foreign currency forward contracts (Note 8)	—
Swap contracts, at value	—
Variation margin receivable	40,724
Interest receivable	28
Dividends receivable	485,190
Foreign tax reclaim receivable	—
Receivable from Advisor	—
Receivable from securities lending (net)	16,733

Total assets	292,508,732

Liabilities:
Due to Advisor	7,620
Due to Custodian	4,428,383
Due to Broker for swap contracts	—
Collateral for securities out on loan	4,004,157
Payable for securities purchased	2,023,924
Securities sold short, at value	—
Written options, at value	—
Swap contracts, at value	—
Unrealized depreciation on foreign currency forward contracts (Note 8)	—
Variation margin payable	—
Accrued investment advisory fees	152,673
Accrued expenses	117,994

Total liabilities	10,734,751

Net assets	$281,773,981

Securities, at cost	$357,237,301

STATEMENT OF OPERATIONS
For the year ended December 31, 2008

Investment income (Note 2):
Interest income	$111,257
Securities lending income (net)	156,129
Dividend income	8,739,039
Less: foreign withholding taxes	(8,512)

Total income	8,997,913

Expenses (Note 2):
Investment advisory fees	2,754,656
Custody fees	147,305
Audit fees	34,702
Legal fees	16,285
Reports to shareholders	7,237
Other fees	18,165

Total expenses	2,978,350
Expenses reimbursed by the Advisor	—

Net expenses	2,978,350

Net investment income (loss)	6,019,563

Realized and unrealized gains (losses) on investments (Note 2):
Net realized gains (losses) on transactions from:
Securities	(69,106,523)
Swap contracts	—
Futures	(3,449,144)
Written options	—
Foreign currency transactions	—

(72,555,667)

Change in net unrealized appreciation (depreciation) on:
Securities	(139,037,717)
Futures	45,619
Written options	—
Short sales	—
Swap contracts	—
Foreign currency translations	—

(138,992,098)

Net realized and unrealized gains (losses) on investments	(211,547,765)

Net increase (decrease) in net assets resulting from operations	$(205,528,202)

STATEMENTS OF CHANGES IN NET ASSETS

	For the year	For the year
	ended 12/31/08	ended 12/31/07
From operations:
Net investment income (loss)	$6,019,563	$11,495,679
Net realized gains (losses) on investments	(72,555,667)	107,197,849
Change in net unrealized appreciation (depreciation) on investments	(138,992,098)	(89,687,401)

Net increase (decrease) in net assets resulting from operations	(205,528,202)	29,006,127

From transactions in investors’ beneficial interests:
Contributions	90,488,196	165,902,628
Withdrawals	(506,447,834)	(450,667,179)

Net increase (decrease) in net assets resulting from transactions in investors’ beneficial interests	(415,959,638)	(284,764,551)

Net increase (decrease) in net assets	(621,487,840)	(255,758,424)

Net assets:
Beginning of year	903,261,821	1,159,020,245

End of year	$281,773,981	$903,261,821

See notes to financial statements.

TRANSAMERICA PARTNERS PORTFOLIOS
LARGE GROWTH
(FORMERLY, EQUITY GROWTH)

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2008

Assets:
Securities, at value, including investments held as collateral for securities out on loan (Notes 2 and 4)	$1,154,549,362
Repurchase agreements (cost equals market value)	11,992,800
Cash at broker	—
Foreign currency holdings, at value	—
Receivable for securities sold	4,408,960
Receivable for principal paydowns
Unrealized appreciation on foreign currency forward contracts (Note 8)	—
Swap contracts, at value	—
Variation margin receivable	—
Interest receivable	267
Dividends receivable	2,385,724
Foreign tax reclaim receivable	242,161
Receivable from Advisor	—
Receivable from securities lending (net)	111,038

Total assets	1,173,690,312

Liabilities:
Due to Advisor	—
Due to Custodian	975,148
Due to Broker for swap contracts	—
Collateral for securities out on loan	38,010,546
Payable for securities purchased	3,181,276
Securities sold short, at value	—
Written options, at value	—
Swap contracts, at value	—
Unrealized depreciation on foreign currency forward contracts (Note 8)	—
Variation margin payable	—
Accrued investment advisory fees	619,616
Accrued expenses	120,973

Total liabilities	42,907,559

Net assets	$1,130,782,753

Securities, at cost	$1,429,056,484

STATEMENT OF OPERATIONS
For the year ended December 31, 2008

Investment income (Note 2):
Interest income	$1,047,633
Securities lending income (net)	721,689
Dividend income	25,874,240
Less: foreign withholding taxes	(242)

Total income	27,643,320

Expenses (Note 2):
Investment advisory fees	10,928,969
Custody fees	286,839
Audit fees	33,207
Legal fees	56,449
Reports to shareholders	22,341
Other fees	64,151

Total expenses	11,391,956
Expenses reimbursed by the Advisor	—

Net expenses	11,391,956

Net investment income (loss)	16,251,364

Realized and unrealized gains (losses) on investments (Note 2):
Net realized gains (losses) on transactions from:
Securities	(312,714,370)
Swap contracts	—
Futures	—
Written options	—
Foreign currency transactions	(6,083)

(312,720,453)

Change in net unrealized appreciation (depreciation) on:
Securities	(519,835,635)
Futures	—
Written options	—
Short sales	—
Swap contracts	—
Foreign currency translations	(2,374)

(519,838,009)

Net realized and unrealized gains (losses) on investments	(832,558,462)

Net increase (decrease) in net assets resulting from operations	$(816,307,098)

STATEMENTS OF CHANGES IN NET ASSETS

	For the year	For the year
	ended 12/31/08	ended 12/31/07

From operations:
Net investment income (loss)	$16,251,364	$14,990,153
Net realized gains (losses) on investments	(312,720,453)	348,453,513
Change in net unrealized appreciation (depreciation) on investments	(519,838,009)	(77,577,264)

Net increase (decrease) in net assets resulting from operations	(816,307,098)	285,866,402

From transactions in investors’ beneficial interests:
Contributions	359,020,573	418,682,402
Withdrawals	(856,691,575)	(786,705,407)

Net increase (decrease) in net assets resulting from transactions in investors’ beneficial interests	(497,671,002)	(368,023,005)

Net increase (decrease) in net assets	(1,313,978,100)	(82,156,603)

Net assets:
Beginning of year	2,444,760,853	2,526,917,456

End of year	$1,130,782,753	$2,444,760,853

See notes to financial statements.

TRANSAMERICA PARTNERS PORTFOLIOS
GROWTH
(FORMERLY, AGGRESSIVE EQUITY)

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2008

Assets:
Securities, at value, including investments held as collateral for securities out on loan (Notes 2 and 4)	$184,496,052
Repurchase agreements (cost equals market value)	2,477,105
Cash at broker	—
Foreign currency holdings, at value	—
Receivable for securities sold	567,303
Receivable for principal paydowns	—
Unrealized appreciation on foreign currency forward contracts (Note 8)	—
Swap contracts, at value	—
Variation margin receivable	—
Interest receivable	36
Dividends receivable	166,564
Foreign tax reclaim receivable	15,799
Receivable from Advisor	—
Receivable from securities lending (net)	16,722

Total assets	187,739,581

Liabilities:
Due to Advisor	3,899
Due to Custodian	—
Due to Broker for swap contracts	—
Collateral for securities out on loan	5,037,923
Payable for securities purchased	—
Securities sold short, at value	—
Written options, at value	—
Swap contracts, at value	—
Unrealized depreciation on foreign currency forward contracts (Note 8)	—
Variation margin payable	—
Accrued investment advisory fees	124,015
Accrued expenses	45,936

Total liabilities	5,211,773

Net assets	$182,527,808

Securities, at cost	$227,943,017

STATEMENT OF OPERATIONS
For the year ended December 31, 2008

Investment income (Note 2):
Interest income	$65,391
Securities lending income (net)	318,942
Dividend income	2,084,971
Less: foreign withholding taxes	(18,371)

Total income	2,450,933

Expenses (Note 2):
Investment advisory fees	2,310,037
Custody fees	71,940
Audit fees	30,240
Legal fees	9,316
Reports to shareholders	3,691
Other fees	11,412

Total expenses	2,436,636
Expenses reimbursed by the Advisor	(33,918)

Net expenses	2,402,718

Net investment income (loss)	48,215

Realized and unrealized gains (losses) on investments (Note 2):
Net realized gains (losses) on transactions from:
Securities	(68,303,731)
Swap contracts	—
Futures	—
Written options	—
Foreign currency transactions	—

(68,303,731)

Change in net unrealized appreciation (depreciation) on:
Securities	(132,858,969)
Futures	—
Written options	—
Short sales	—
Swap contracts	—
Foreign currency translations	—

(132,858,969)

Net realized and unrealized gains (losses) on investments	(201,162,700)

Net increase (decrease) in net assets resulting from operations	$(201,114,485)

STATEMENTS OF CHANGES IN NET ASSETS

	For the year	For the year
	ended 12/31/08	ended 12/31/07
From operations:
Net investment income (loss)	$48,215	$(608,496)
Net realized gains (losses) on investments	(68,303,731)	61,547,685
Change in net unrealized appreciation (depreciation) on investments	(132,858,969)	34,636,483

Net increase (decrease) in net assets resulting from operations	(201,114,485)	95,575,672

From transactions in investors’ beneficial interests:
Contributions	100,062,106	153,288,730
Withdrawals	(143,792,807)	(204,159,316)

Net increase (decrease) in net assets resulting from transactions in investors’ beneficial interests	(43,730,701)	(50,870,586)

Net increase (decrease) in net assets	(244,845,186)	44,705,086

Net assets:
Beginning of year	427,372,994	382,667,908

End of year	$182,527,808	$427,372,994

See notes to financial statements.

TRANSAMERICA PARTNERS PORTFOLIOS
MID VALUE
(FORMERLY, MID-CAP VALUE)

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2008

Assets:
Securities, at value, including investments held as collateral for securities out on loan (Notes 2 and 4)	$624,895,502
Repurchase agreements (cost equals market value)	18,202,898
Cash at broker	—
Foreign currency holdings, at value	—
Receivable for securities sold	12,560,844
Receivable for principal paydowns	—
Unrealized appreciation on foreign currency forward contracts (Note 8)	—
Swap contracts, at value	—
Variation margin receivable	—
Interest receivable	1,225
Dividends receivable	1,540,533
Foreign tax reclaim receivable	—
Receivable from Advisor	—
Receivable from securities lending (net)	129,924

Total assets	657,330,926

Liabilities:
Due to Advisor	—
Due to Custodian	—
Due to Broker for swap contracts	—
Collateral for securities out on loan	14,077,125
Payable for securities purchased	12,552,535
Securities sold short, at value	—
Written options, at value	—
Swap contracts, at value	—
Unrealized depreciation on foreign currency forward contracts (Note 8)	—
Variation margin payable	—
Accrued investment advisory fees	362,926
Accrued expenses	88,856

Total liabilities	27,081,442

Net assets	$630,249,484

Securities, at cost	$931,120,120

STATEMENT OF OPERATIONS
For the year ended December 31, 2008

Investment income (Note 2):
Interest income	$425,476
Securities lending income (net)	815,222
Dividend income	18,930,274
Less: foreign withholding taxes	(13,594)

Total income	20,157,378

Expenses (Note 2):
Investment advisory fees	5,666,154
Custody fees	137,489
Audit fees	34,682
Legal fees	28,944
Reports to shareholders	9,841
Other fees	29,673

Total expenses	5,906,783
Expenses reimbursed by the Advisor	—

Net expenses	5,906,783

Net investment income (loss)	14,250,595

Realized and unrealized gains (losses) on investments (Note 2):
Net realized gains (losses) on transactions from:
Securities	(84,755,112)
Swap contracts	—
Futures	—
Written options	—
Foreign currency transactions	—

(84,755,112)

Change in net unrealized appreciation (depreciation) on:
Securities	(307,127,354)
Futures	—
Written options	—
Short sales	—
Swap contracts	—
Foreign currency translations	—

(307,127,354)

Net realized and unrealized gains (losses) on investments	(391,882,466)

Net increase (decrease) in net assets resulting from operations	$(377,631,871)

STATEMENTS OF CHANGES IN NET ASSETS

	For the year	For the year
	ended 12/31/08	ended 12/31/07
From operations:
Net investment income (loss)	$14,250,595	$14,406,029
Net realized gains (losses) on investments	(84,755,112)	107,278,549
Change in net unrealized appreciation (depreciation) on investments	(307,127,354)	(98,285,078)

Net increase (decrease) in net assets resulting from operations	(377,631,871)	23,399,500

From transactions in investors’ beneficial interests:
Contributions	281,951,760	375,357,719
Withdrawals	(262,247,615)	(347,554,214)

Net increase (decrease) in net assets resulting from transactions in investors’ beneficial interests	19,704,145	27,803,505

Net increase (decrease) in net assets	(357,927,726)	51,203,005

Net assets:
Beginning of year	988,177,210	936,974,205

End of year	$630,249,484	$988,177,210

See notes to financial statements.

TRANSAMERICA PARTNERS PORTFOLIOS
MID GROWTH
(FORMERLY, MID-CAP GROWTH)

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2008

Assets:
Securities, at value, including investments held as collateral for securities out on loan (Notes 2 and 4)	$238,994,881
Repurchase agreements (cost equals market value)	5,792,445
Cash at broker	—
Foreign currency holdings, at value	—
Receivable for securities sold	2,351,127
Receivable for principal paydowns	—
Unrealized appreciation on foreign currency forward contracts (Note 8)	—
Swap contracts, at value	—
Variation margin receivable	—
Interest receivable	107
Dividends receivable	56,821
Foreign tax reclaim receivable	—
Receivable from Advisor	3,729
Receivable from securities lending (net)	69,456

Total assets	247,268,566

Liabilities:
Due to Advisor	—
Due to Custodian	—
Due to Broker for swap contracts	—
Collateral for securities out on loan	15,114,459
Payable for securities purchased	2,993,357
Securities sold short, at value	—
Written options, at value	—
Swap contracts, at value	—
Unrealized depreciation on foreign currency forward contracts (Note 8)	—
Variation margin payable	—
Accrued investment advisory fees	145,307
Accrued expenses	49,540

Total liabilities	18,302,663

Net assets	$228,965,903

Securities, at cost	$298,908,283

STATEMENT OF OPERATIONS
For the year ended December 31, 2008

Investment income (Note 2):
Interest income	$174,832
Securities lending income (net)	357,071
Dividend income	1,855,794
Less: foreign withholding taxes	(825)

Total income	2,386,872

Expenses (Note 2):
Investment advisory fees	2,347,376
Custody fees	47,100
Audit fees	37,188
Legal fees	11,076
Reports to shareholders	3,726
Other fees	11,476

Total expenses	2,457,942
Expenses reimbursed by the Advisor	(12,761)

Net expenses	2,445,181

Net investment income (loss)	(58,309)

Realized and unrealized gains (losses) on investments (Note 2):
Net realized gains (losses) on transactions from:
Securities	(28,806,028)
Swap contracts	—
Futures	—
Written options	—
Foreign currency transactions	—

(28,806,028)

Change in net unrealized appreciation (depreciation) on:
Securities	(127,522,362)
Futures	—
Written options	—
Short sales	—
Swap contracts	—
Foreign currency translations	—

(127,522,362)

Net realized and unrealized gains (losses) on investments	(156,328,390)

Net increase (decrease) in net assets resulting from operations	$(156,386,699)

STATEMENTS OF CHANGES IN NET ASSETS

	For the year	For the year
	ended 12/31/08	ended 12/31/07
From operations:
Net investment income (loss)	$(58,309)	$(703,627)
Net realized gains (losses) on investments	(28,806,028)	53,287,127
Change in net unrealized appreciation (depreciation) on investments	(127,522,362)	30,493,595

Net increase (decrease) in net assets resulting from operations	(156,386,699)	83,077,095

From transactions in investors’ beneficial interests:
Contributions	152,813,962	87,068,838
Withdrawals	(104,650,264)	(142,866,090)

Net increase (decrease) in net assets resulting from transactions in investors’ beneficial interests	48,163,698	(55,797,252)

Net increase (decrease) in net assets	(108,223,001)	27,279,843

Net assets:
Beginning of year	337,188,904	309,909,061

End of year	$228,965,903	$337,188,904

See notes to financial statements.

TRANSAMERICA PARTNERS PORTFOLIOS
SMALL VALUE
(FORMERLY, SMALL-CAP VALUE)

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2008

Assets:
Securities, at value, including investments held as collateral for securities out on loan (Notes 2 and 4)	$160,267,540
Repurchase agreements (cost equals market value)	465,974
Cash at broker	—
Foreign currency holdings, at value	—
Receivable for securities sold	3,384,380
Receivable for principal paydowns	—
Unrealized appreciation on foreign currency forward contracts (Note 8)	—
Swap contracts, at value	—
Variation margin receivable	—
Interest receivable	51
Dividends receivable	419,529
Foreign tax reclaim receivable	—
Receivable from Advisor	3,615
Receivable from securities lending (net)	156,145

Total assets	164,697,234

Liabilities:
Due to Advisor	—
Due to Custodian	44,516
Due to Broker for swap contracts	—
Collateral for securities out on loan	7,266,311
Payable for securities purchased	608,230
Securities sold short, at value	—
Written options, at value	—
Swap contracts, at value	—
Unrealized depreciation on foreign currency forward contracts (Note 8)	—
Variation margin payable	—
Accrued investment advisory fees	109,739
Accrued expenses	40,255

Total liabilities	8,069,051

Net assets	$156,628,183

Securities, at cost	$197,882,490

STATEMENT OF OPERATIONS
For the year ended December 31, 2008

Investment income (Note 2):
Interest income	$168,020
Securities lending income (net)	1,177,838
Dividend income	4,496,519
Less: foreign withholding taxes	(624)

Total income	5,841,753

Expenses (Note 2):
Investment advisory fees	1,715,321
Custody fees	51,719
Audit fees	26,845
Legal fees	6,612
Reports to shareholders	3,227
Other fees	7,262

Total expenses	1,810,986
Expenses reimbursed by the Advisor	(32,928)

Net expenses	1,778,058

Net investment income (loss)	4,063,695

Realized and unrealized gains (losses) on investments (Note 2):
Net realized gains (losses) on transactions from:
Securities	(36,930,139)
Swap contracts	—
Futures	—
Written options	—
Foreign currency transactions	—

(36,930,139)

Change in net unrealized appreciation (depreciation) on:
Securities	(19,172,892)
Futures	—
Written options	—
Short sales	—
Swap contracts	—
Foreign currency translations	—

(19,172,892)

Net realized and unrealized gains (losses) on investments	(56,103,031)

Net increase (decrease) in net assets resulting from operations	$(52,039,336)

STATEMENTS OF CHANGES IN NET ASSETS

	For the year	For the year
	ended 12/31/08	ended 12/31/07
From operations:
Net investment income (loss)	$4,063,695	$2,956,143
Net realized gains (losses) on investments	(36,930,139)	12,414,521
Change in net unrealized appreciation (depreciation) on investments	(19,172,892)	(30,333,479)

Net increase (decrease) in net assets resulting from operations	(52,039,336)	(14,962,815)

From transactions in investors’ beneficial interests:
Contributions	131,998,850	55,225,734
Withdrawals	(108,467,936)	(91,443,032)

Net increase (decrease) in net assets resulting from transactions in investors’ beneficial interests	23,530,914	(36,217,298)

Net increase (decrease) in net assets	(28,508,422)	(51,180,113)

Net assets:
Beginning of year	185,136,605	236,316,718

End of year	$156,628,183	$185,136,605

See notes to financial statements.

TRANSAMERICA PARTNERS PORTFOLIOS
SMALL CORE
(FORMERLY, SPECIAL EQUITY)

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2008

Assets:
Securities, at value, including investments held as collateral for securities out on loan (Notes 2 and 4)	$415,559,414
Repurchase agreements (cost equals market value)	2,630,335
Cash at broker	—
Foreign currency holdings, at value	—
Receivable for securities sold	2,086,046
Receivable for principal paydowns	—
Unrealized appreciation on foreign currency forward contracts (Note 8)	—
Swap contracts, at value	—
Variation margin receivable	58,241
Interest receivable	206
Dividends receivable	749,897
Foreign tax reclaim receivable	—
Receivable from Advisor	10,847
Receivable from securities lending (net)	170,979

Total assets	421,265,965

Liabilities:
Due to Advisor	—
Due to Custodian	1,693,623
Due to Broker for swap contracts	—
Collateral for securities out on loan	29,536,670
Payable for securities purchased	—
Securities sold short, at value	—
Written options, at value	—
Swap contracts, at value	—
Unrealized depreciation on foreign currency forward contracts (Note 8)	—
Variation margin payable	—
Accrued investment advisory fees	269,775
Accrued expenses	103,434

Total liabilities	31,603,502

Net assets	$389,662,463

Securities, at cost	$549,743,312

STATEMENT OF OPERATIONS
For the year ended December 31, 2008

Investment income (Note 2):
Interest income	$371,295
Securities lending income (net)	2,045,972
Dividend income	8,928,452
Less: foreign withholding taxes	(2,463)

Total income	11,343,256

Expenses (Note 2):
Investment advisory fees	5,065,556
Custody fees	247,130
Audit fees	34,706
Legal fees	18,786
Reports to shareholders	7,562
Other fees	24,604

Total expenses	5,398,344
Expenses reimbursed by the Advisor	(16,567)

Net expenses	5,381,777

Net investment income (loss)	5,961,479

Realized and unrealized gains (losses) on investments (Note 2):
Net realized gains (losses) on transactions from:
Securities	(150,806,621)
Swap contracts	—
Futures	(1,120,752)
Written options	—
Foreign currency transactions	—

(151,927,373)

Change in net unrealized appreciation (depreciation) on:
Securities	(115,565,865)
Futures	(8,356)
Written options	—
Short sales	—
Swap contracts	—
Foreign currency translations	—

(115,574,221)

Net realized and unrealized gains (losses) on investments	(267,501,594)

Net increase (decrease) in net assets resulting from operations	$(261,540,115)

STATEMENTS OF CHANGES IN NET ASSETS

	For the year	For the year
	ended 12/31/08	ended 12/31/07

From operations:
Net investment income (loss)	$5,961,479	$6,536,955
Net realized gains (losses) on investments	(151,927,373)	127,888,258
Change in net unrealized appreciation (depreciation) on investments	(115,574,221)	(173,960,096)

Net increase (decrease) in net assets resulting from operations	(261,540,115)	(39,534,883)

From transactions in investors’ beneficial interests:
Contributions	160,448,103	275,074,602
Withdrawals	(459,442,988)	(496,898,715)

Net increase (decrease) in net assets resulting from transactions in investors’ beneficial interests	(298,994,885)	(221,824,113)

Net increase (decrease) in net assets	(560,535,000)	(261,358,996)

Net assets:
Beginning of year	950,197,463	1,211,556,459

End of year	$389,662,463	$950,197,463

See notes to financial statements.

TRANSAMERICA PARTNERS PORTFOLIOS
SMALL GROWTH
(FORMERLY, SMALL-CAP GROWTH)

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2008

Assets:
Securities, at value, including investments held as collateral for securities out on loan (Notes 2 and 4)	$167,721,961
Repurchase agreements (cost equals market value)	—
Cash at broker	—
Foreign currency holdings, at value	—
Receivable for securities sold	3,896,335
Receivable for principal paydowns	—
Unrealized appreciation on foreign currency forward contracts (Note 8)	—
Swap contracts, at value	—
Variation margin receivable	—
Interest receivable	119
Dividends receivable	52,155
Foreign tax reclaim receivable	—
Receivable from Advisor	4,732
Receivable from securities lending (net)	96,587

Total assets	171,771,889

Liabilities:
Due to Advisor	—
Due to Custodian	1,466,074
Due to Broker for swap contracts	—
Collateral for securities out on loan	17,132,330
Payable for securities purchased	505,272
Securities sold short, at value	—
Written options, at value	—
Swap contracts, at value	—
Unrealized depreciation on foreign currency forward contracts (Note 8)	—
Variation margin payable	—
Accrued investment advisory fees	114,144
Accrued expenses	41,210

Total liabilities	19,259,030

Net assets	$152,512,859

Securities, at cost	$217,580,768

STATEMENT OF OPERATIONS
For the year ended December 31, 2008

Investment income (Note 2):
Interest income	$88,684
Securities lending income (net)	557,565
Dividend income	839,687
Less: foreign withholding taxes	(514)

Total income	1,485,422

Expenses (Note 2):
Investment advisory fees	1,807,291
Custody fees	72,610
Audit fees	26,846
Legal fees	7,114
Reports to shareholders	1,689
Other fees	6,908

Total expenses	1,922,458
Expenses reimbursed by the Advisor	(52,899)

Net expenses	1,869,559

Net investment income (loss)	(384,137)

Realized and unrealized gains (losses) on investments (Note 2):
Net realized gains (losses) on transactions from:
Securities	(24,788,914)
Swap contracts	—
Futures	—
Written options	—
Foreign currency transactions	—

(24,788,914)

Change in net unrealized appreciation (depreciation) on:
Securities	(59,829,205)
Futures	—
Written options	—
Short sales	—
Swap contracts	—
Foreign currency translations	—

(59,829,205)

Net realized and unrealized gains (losses) on investments	(84,618,119)

Net increase (decrease) in net assets resulting from operations	$(85,002,256)

STATEMENTS OF CHANGES IN NET ASSETS

	For the year	For the year
	ended 12/31/08	ended 12/31/07
From operations:
Net investment income (loss)	$(384,137)	$(707,686)
Net realized gains (losses) on investments	(24,788,914)	18,244,723
Change in net unrealized appreciation (depreciation) on investments	(59,829,205)	(4,729,580)

Net increase (decrease) in net assets resulting from operations	(85,002,256)	12,807,457

From transactions in investors’ beneficial interests:
Contributions	132,973,836	53,591,068
Withdrawals	(62,276,042)	(54,584,208)

Net increase (decrease) in net assets resulting from transactions in investors’ beneficial interests	70,697,794	(993,140)

Net increase (decrease) in net assets	(14,304,462)	11,814,317

Net assets:
Beginning of year	166,817,321	155,003,004

End of year	$152,512,859	$166,817,321

See notes to financial statements.

TRANSAMERICA PARTNERS PORTFOLIOS
INTERNATIONAL EQUITY

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2008

Assets:
Securities, at value, including investments held as collateral for securities out on loan (Notes 2 and 4)	$1,100,694,577
Repurchase agreements (cost equals market value)	11,897,953
Cash at broker	—
Foreign currency holdings, at value (cost $4,443,231)	4,366,774
Receivable for securities sold	—
Receivable for principal paydowns	—
Unrealized appreciation on foreign currency forward contracts (Note 8)	—
Swap contracts, at value	—
Variation margin receivable	—
Interest receivable	3
Dividends receivable	2,780,474
Foreign tax reclaim receivable	2,085,707
Receivable from Advisor	—
Receivable from securities lending (net)	26,145

Total assets	1,121,851,633

Liabilities:
Due to Advisor	—
Due to Custodian	20,649,438
Due to Broker for swap contracts	—
Collateral for securities out on loan	—
Payable for securities purchased	—
Securities sold short, at value	—
Written options, at value	—
Swap contracts, at value	—
Unrealized depreciation on foreign currency forward contracts (Note 8)	—
Variation margin payable	—
Accrued investment advisory fees	720,375
Accrued expenses	422,176

Total liabilities	21,791,989

Net assets	$1,100,059,644

Securities, at cost	$1,526,871,660

STATEMENT OF OPERATIONS
For the year ended December 31, 2008

Investment income (Note 2):
Interest income	$700,774
Securities lending income (net)	1,836,239
Dividend income	70,967,698
Less: foreign withholding taxes	(6,919,306)

Total income	66,585,405

Expenses (Note 2):
Investment advisory fees	13,803,875
Custody fees	1,511,986
Audit fees	31,968
Legal fees	57,681
Reports to shareholders	21,991
Other fees	64,079

Total expenses	15,491,580
Expenses reimbursed by the Advisor	—

Net expenses	15,491,580

Net investment income (loss)	51,093,825

Realized and unrealized gains (losses) on investments (Note 2):
Net realized gains (losses) on transactions from:
Securities	(376,772,967)
Swap contracts	—
Futures	—
Written options	—
Foreign currency transactions	(3,460,031)

(380,232,998)

Change in net unrealized appreciation (depreciation) on:
Securities	(815,588,043)
Futures	—
Written options	—
Short sales	—
Swap contracts	—
Foreign currency translations	(199,762)

(815,787,805)

Net realized and unrealized gains (losses) on investments	(1,196,020,803)

Net increase (decrease) in net assets resulting from operations	$(1,144,926,978)

STATEMENTS OF CHANGES IN NET ASSETS

	For the year	For the year
	ended 12/31/08	ended 12/31/07

From operations:
Net investment income (loss)	$51,093,825	$50,970,128
Net realized gains (losses) on investments	(380,232,998)	308,302,384
Change in net unrealized appreciation (depreciation) on investments	(815,787,805)	(116,113,249)

Net increase (decrease) in net assets resulting from operations	(1,144,926,978)	243,159,263

From transactions in investors’ beneficial interests:
Contributions	764,741,276	730,849,563
Withdrawals	(783,816,168)	(811,099,785)

Net increase (decrease) in net assets resulting from transactions in investors’ beneficial interests	(19,074,892)	(80,250,222)

Net increase (decrease) in net assets	(1,164,001,870)	162,909,041

Net assets:
Beginning of year	2,264,061,514	2,101,152,473

End of year	$1,100,059,644	$2,264,061,514

See notes to financial statements.

MONEY MARKET PORTFOLIO
PORTFOLIO OF INVESTMENTS

December 31, 2008

Principal		Value

	Commercial Paper — 33.1%
$42,240,000	Abbey National NA, LLC, 0.13%, 01/02/09	$42,239,854
10,530,000	Abbey National NA, LLC, 1.50%, 03/02/09	10,503,675
43,750,000	Bank of America Corp. NA, 3.10%, 02/12/09	43,591,771
39,770,000	BP Capital Markets PLC, 1.58%, 01/08/09	39,757,782
12,900,000	Calyon — North America, 0.25%, 01/02/09	12,899,910
31,100,000	CBA (DE) Finance, Inc., 1.83%, 01/28/09	31,057,315
18,970,000	CBA (DE) Finance, Inc., 1.08%, 03/17/09	18,927,318
26,290,000	ConocoPhilips, 1.30%, 01/29/09	26,263,418
21,520,000	Danske Corp., 1.30%, 01/12/09	21,511,452
28,550,000	Danske Corp., 1.49%, 02/17/09	28,494,462
23,260,000	HSBC Americas, Inc., 0.30%, 01/21/09	23,256,123
26,200,000	HSBC Americas, Inc., 1.87%, 01/21/09	26,172,781
32,870,000	ING (US) Funding LLC, 1.90%, 01/15/09	32,845,713
35,080,000	Royal Bank of Scotland, 2.74%, 01/30/09	35,002,571
13,720,000	Societe Generale North America, 1.39%, 03/16/09	13,680,799
32,910,000	Westpac Banking Corp. New York, 1.90%, 02/18/09	32,826,628

	Total Commercial Paper (Cost $439,031,572)	439,031,572

	Domestic Certificates of Deposit — 3.0%
39,620,000	Chase Bank USA, NA, 2.50%, 02/06/09 (Cost $39,620,000)	39,620,000

	Yankee Certificates of Deposit — 26.5%
26,100,000	Bank of Nova Scotia, 1.40%, 01/07/09	26,100,000
38,890,000	Barclays Bank PLC, 2.25%, 02/10/09	38,890,000
14,800,000	Barclays Bank PLC, 2.42%, 02/26/09	14,815,292
33,060,000	BNP Paribas — New York Branch, 2.38%, 01/06/09	33,060,000
15,400,000	BNP Paribas — New York Branch, 1.68%, 02/05/09	15,400,000
39,620,000	Calyon — New York Branch, 3.88%, 01/27/09	39,620,000
28,390,000	Lloyds Bank PLC — New York Branch, 2.05%, 03/02/09	28,389,983
32,000,000	Rabobank Nederland, 3.80%, 01/05/09	32,000,000
20,300,000	Rabobank Nederland, 0.50%, 03/19/09	20,300,000
39,230,000	Royal Bank of Canada, 1.69%, 02/04/09	39,230,000
38,710,000	Societe Generale — New York Branch, 2.20%, 03/03/09	38,710,000
24,290,000	Toronto Dominion Bank, 1.75%, 01/22/09	24,290,000

	Total Yankee Certificates of Deposit (Cost $350,805,275)	350,805,275

	Short Term US Government Agency Securities — 22.9%
	Fannie Mae — 9.5%
28,980,000	1.90%, 01/20/09	28,950,940
29,690,000	2.05%, 03/02/09	29,588,559
28,910,000	1.05%, 03/09/09	28,853,505
39,270,000	0.47%, 06/10/09	39,187,969

		126,580,973

	Federal Home Loan Bank — 7.3%
31,030,000	2.40%, 01/14/09	31,003,108
29,880,000	1.00%, 02/23/09	29,836,010
15,000,000	2.52%, 04/21/09	14,999,392
21,670,000	0.25%, 05/15/09	21,649,835

		97,488,345

	Freddie Mac — 6.1%
28,980,000	1.95%, 01/12/09	28,962,733
25,479,000	2.71%, 02/02/09	25,417,623
26,020,000	1.11%, 03/11/09	25,964,642

		80,344,998

	Total Short Term US Government Agency Securities (Cost $304,414,316)	304,414,316

	Short Term Corporate Notes — 4.9%
28,540,000	Bank of Montreal — Chicago Branch, Series YCD1, Variable Rate, 1.82%, 01/12/09(1)	28,543,434
35,870,000	Toyota Motor Credit Corp., Series MTM, Variable Rate, 1.22%, 09/15/09(1)	35,870,000

	Total Short Term Corporate Notes (Cost $64,413,434)	64,413,434

	Total Securities (Cost $1,198,284,597)	1,198,284,597

	Repurchase Agreements — 9.5%
16,800,000	With Barclays Bank PLC, dated 12/31/08, 0.04%, due 01/02/09, repurchase proceeds at maturity $16,800,037 (Collateralized by Fannie Mae, 4.00%, due 05/14/13, with a value of $17,136,720)	16,800,000
33,600,000	With Deutsche Bank, dated 12/31/08, 0.05%, due 01/02/09, repurchase proceeds at maturity $33,600,093 (Collateralized by Fannie Mae, 6.25%, due 02/01/11, with a value of $34,272,608)	33,600,000

See notes to financial statements.

MONEY MARKET PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2008

Principal		Value

	Repurchase Agreements (continued)

$62,900,000	With Goldman Sachs & Company, dated 12/31/08, 0.01%, due 01/02/09, repurchase proceeds at maturity $62,900,017 (Collateralized by US Treasury Inflation Index Note, 2.38%, due 01/15/17, with a value of $64,158,087)	$62,900,000
13,152,311	With State Street Bank & Trust, dated 12/31/08, 0.01%, due 01/02/09, repurchase proceeds at maturity $13,152,318 (Collateralized by US Treasury Bill, 0.01%, due 01/02/09, with a value of $13,586,400)	13,152,311

	Total Repurchase Agreements (Cost $126,452,311)	126,452,311

	Total Investments — 99.9% (Cost $1,324,736,908)	1,324,736,908
	Other assets less liabilities — 0.1%	1,064,841

	Net Assets — 100.0%	$1,325,801,749

The aggregate cost of securities for federal income tax purposes at December 31, 2008 is $1,324,736,908.
See summary of footnotes and abbreviations to portfolios.

See notes to financial statements.

HIGH QUALITY BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS

December 31, 2008

Principal		Value

	US Treasury Securities — 3.9%
	US Treasury Notes
$4,000,000	1.25%, 11/30/10	$4,042,960
4,500,000	4.63%, 10/31/11	4,967,577
7,000,000	3.13%, 08/31/13(8)	7,547,421

	Total US Treasury Securities (Cost $15,908,003)	16,557,958

	US Government Agency Securities — 26.5%
	Asset Backed: Mortgage and Home Equity — 17.1%
2,991,453	Fannie Mae, Series 2003-32, Class PE, 4.00%, 03/25/26	2,990,064
285,668	Fannie Mae, Series 2003-34, Class GT, 4.00%, 01/25/27	285,361
1,797,439	Fannie Mae, Series 2003-62, Class OD, 3.50%, 04/25/26	1,793,413
266,822	Fannie Mae, Series 2003-63, Class GU, 4.00%, 07/25/33	267,731
148,724	Fannie Mae, Series 2003-67, Class GL, 3.00%, 01/25/25	148,444
619,435	Fannie Mae, Series 2003-92, Class KQ, 3.50%, 06/25/23	618,531
2,245,853	Fannie Mae, Series 2004-70, Class DN, 4.00%, 12/25/29	2,230,495
2,765,970	Fannie Mae, Series 2004-80, Class LG, 4.00%, 10/25/16	2,784,072
3,611,556	Federal Home Loan Bank, Series 1Y-9009, Class A, 4.06%, 08/25/09	3,618,345
1,872,752	Federal Home Loan Bank, Series 3Q-9009, Class 1, 3.92%, 09/25/09	1,876,778
5,106,310	Freddie Mac, Series 2416, Class PE, 6.00%, 10/15/21	5,274,824
322,491	Freddie Mac, Series 2454, Class BG, 6.50%, 08/15/31	324,703
3,192,323	Freddie Mac, Series 2627, Class KP, 2.87%, 12/15/16	3,143,813
3,697,596	Freddie Mac, Series 2630, Class HC, 4.00%, 01/15/17	3,709,567
4,613,968	Freddie Mac, Series 2631, Class CD, 4.00%, 10/15/26	4,617,254
4,042,656	Freddie Mac, Series 2637, Class A, 3.38%, 03/15/18	3,987,557
2,899,504	Freddie Mac, Series 2672, Class HA, 4.00%, 09/15/16	2,909,858
1,360,424	Freddie Mac, Series 2782, Class HE, 4.00%, 09/15/17	1,359,948
1,957,369	Freddie Mac, Series 3056, Class AP, 5.50%, 01/15/27	1,985,621
7,392,847	Government National Mortgage Association, Series 2005-29, Class A, 4.02%, 07/16/27	7,430,597
5,110,140	Government National Mortgage Association, Series 2006-67, Class A, 3.95%, 11/16/30	5,131,926
5,272,430	Government National Mortgage Association, Series 2007-15, Class A, 4.51%, 10/16/28	5,325,053
2,863,348	Government National Mortgage Association, Series 2007-34, Class A, 4.27%, 11/16/26	2,884,303
7,547,169	Government National Mortgage Association, Series 2007-4, Class A, 4.21%, 06/16/29	7,608,236

		72,306,494

	Fannie Mae — 6.8%
5,300,000	6.00%, 05/15/11	5,858,000
6,000,000	3.25%, 04/09/13(8)	6,252,000
6,000,000	3.88%, 07/12/13	6,367,181
285,929	PL# 254062, 6.00%, 10/01/11	294,013
1,089,346	PL# 254754, 4.50%, 05/01/10	1,091,584
1,332,681	PL# 254758, 4.50%, 06/01/13	1,362,086
1,261,345	PL# 254807, 5.00%, 07/01/13	1,297,607
2,540,162	PL# 254914, 4.50%, 09/01/13	2,598,258
350,310	PL# 323743, 5.00%, 04/01/14	358,848
184,908	PL# 429168, 6.00%, 05/01/13	192,765
2,451	PL# 50973, 6.00%, 01/01/09	2,461
232,838	PL# 517699, 6.00%, 07/01/14	242,732
590,988	PL# 545038, 6.00%, 09/01/14	615,361
1,906,291	PL# 555154, 5.50%, 12/01/22	1,963,509

		28,496,405

	Federal Home Loan Bank — 0.9%
3,786,868	Series 6T-9009, 3.84%, 11/25/09	3,850,476

	Freddie Mac Gold — 1.4%
68,984	PL# E00532, 6.50%, 02/01/13	71,458
119,052	PL# E00542, 6.50%, 04/01/13	123,268
334,877	PL# E00676, 5.50%, 06/01/14	344,463
635,781	PL# E89557, 5.50%, 04/01/17	658,028
983,237	PL# G40426, 5.50%, 03/01/11	989,323
3,534,267	PL# M80812, 4.50%, 04/01/10	3,535,595

		5,722,135

See notes to financial statements.

HIGH QUALITY BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2008

Principal		Value

	US Government Agency Securities (continued)

	Government National Mortgage Association — 0.3%
$1,160,784	PL# 436708, 5.75%, 12/15/22	$1,207,925

	Total US Government Agency Securities (Cost $108,925,277)	111,583,435

	Corporate Bonds and Notes — 64.5%
	Banks and Financial Services — 17.9%
5,000,000	American Express Bank FSB, Series BKNT, Floating Rate, 0.57%, 06/22/09(3)	4,860,360
4,330,000	Bank of America Corp., 7.13%, 03/01/09	4,336,127
1,375,000	Bank of America Corp., 7.80%, 02/15/10	1,408,743
2,500,000	Bank of America Corp., Series MTNL, 3.13%, 06/15/12	2,597,955
3,475,000	Citigroup, Inc., 5.10%, 09/29/11	3,354,696
2,275,000	CME Group, Inc., 5.40%, 08/01/13	2,259,801
6,155,000	Credit Suisse First Boston USA, Inc., 4.70%, 06/01/09	6,155,221
7,200,000	General Electric Capital Corp., Series MTNA, 4.13%, 09/01/09	7,224,306
2,800,000	Goldman Sachs Group, Inc. (The), 6.88%, 01/15/11	2,820,454
4,000,000	Goldman Sachs Group, Inc. (The), Series MTNB, Floating Rate, 4.73%, 10/07/11(2)	3,546,888
5,600,000	JPMorgan Chase & Company, 4.75%, 05/01/13	5,525,906
6,000,000	Merrill Lynch & Company, Inc., Series MTNC, 4.13%, 01/15/09	5,997,426
6,125,000	Morgan Stanley, 6.75%, 04/15/11	6,026,547
3,025,000	National City Bank, Series BKNT, 4.25%, 01/29/10	2,914,240
3,670,000	NYSE Euronext, 4.80%, 06/28/13	3,559,731
5,675,000	SLM Corp., Series MTNA, 4.50%, 07/26/10	4,925,145
4,500,000	Wells Fargo & Company, Floating Rate, 1.56%, 03/23/10(2)	4,409,888
3,000,000	Wells Fargo Bank, NA, Series BKNT, 6.45%, 02/01/11	3,109,626

		75,033,060

	Chemicals — 0.4%
1,855,000	Praxair, Inc., 3.95%, 06/01/13	1,799,582

	Consumer Goods and Services — 0.8%
3,455,000	Clorox Company, 4.20%, 01/15/10	3,413,281

	Diversified Operations and Services — 0.3%
3,825,000	Capmark Financial Group, 5.88%, 05/10/12	1,304,291

	Equipment Rental and Leasing — 0.9%
5,420,000	International Lease Finance Corp., Series MTNQ, 5.75%, 06/15/11	3,952,719

	Insurance — 2.7%
6,000,000	Met Life Global Funding I — 144A, Series MTN, 5.75%, 07/25/11	5,772,191
2,500,000	New York Life Global Funding — 144A, 3.88%, 01/15/09	2,500,608
3,115,000	Principal Life Income Funding Trust, Series MTN, 5.20%, 11/15/10	3,164,236

		11,437,035

	Machinery — 0.5%
2,000,000	Caterpillar, Inc., 7.25%, 09/15/09	2,036,392

	Office Equipment, Supplies, and Services — 0.6%
3,005,000	Xerox Corp., 5.50%, 05/15/12	2,518,340

	Private Asset Backed: Automobiles/Motor Vehicles, Automotive Equipment and Repairs — 10.2%
2,491,605	Bay View Auto Trust, Series 2005-LJ1, Class A4, 4.09%, 05/25/12	2,226,483
2,500,000	BMW Vehicle Owner Trust, Series 2006-A, Class A4, 5.07%, 08/25/11	2,438,034
3,000,000	Capital One Prime Auto Receivables Trust, Series 2007-1, Class B1, 5.76%, 12/15/13	2,211,571
2,344,956	Carmax Auto Owner Trust, Series 2005-2, Class A4, 4.34%, 09/15/10	2,331,425
948,633	Chase Manhattan Auto Owner Trust, Series 2006-A, Class CTFS, 5.47%, 01/15/13	941,310
3,200,000	Chase Manhattan Auto Owner Trust, Series 2006-B, Class A4, 5.11%, 04/15/14	3,090,242
3,800,000	Ford Credit Auto Owner Trust, Series 2005-C, Class B, 4.52%, 09/15/10	3,668,154
1,000,000	Ford Credit Auto Owner Trust, Series 2007-A, Class B, 5.60%, 10/15/12	761,799
1,666,667	Hertz Vehicle Financing LLC — 144A, Series 2005-2A, Class A2, 4.93%, 02/25/10	1,655,953
2,000,000	Hertz Vehicle Financing LLC — 144A, Series 2005-2A, Class A4, 5.01%, 02/25/11	1,826,427

See notes to financial statements.

HIGH QUALITY BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2008

Principal		Value

	Corporate Bonds and Notes (continued)
	Private Asset Backed: Automobiles/Motor Vehicles, Automotive Equipment and Repairs (continued)

$5,500,000	Huntington Auto Trust — 144A, Series 2008-1A, Class A3A, 4.81%, 04/16/12	$5,073,018
3,000,000	Hyundai Auto Receivables Trust, Series 2006-B, Class B, 5.19%, 05/15/13	2,820,674
3,500,000	Hyundai Auto Receivables Trust, Series 2008-A, Class A3, 4.93%, 12/17/12	3,232,689
1,250,000	Susquehanna Auto Lease Trust — 144A, Series 2007-1, Class B, 5.31%, 07/14/10	1,213,769
5,400,000	USAA Auto Owner Trust, Series 2007-2, Class A4, 5.07%, 06/15/13	5,098,723
4,550,000	World Omni Auto Receivables Trust, Series 2006-B, Class A4, 5.12%, 06/15/12	4,404,644

		42,994,915

	Private Asset Backed: Banks and Financial Services — 3.5%
796,710	Bear Stearns Asset Backed Securities, Inc., Series 2003-AC3, Class A1, Floating Rate, 4.50%, 07/25/33(3)	634,333
3,000,000	Caterpillar Financial Asset Trust, Series 2006-A, Class B, 5.71%, 06/25/12	2,608,160
1,552,234	Community Program Loan Trust, Series 1987-A, Class A4, 4.50%, 10/01/18	1,555,107
2,499,291	Greenwich Capital Commercial Funding Corp., Series 2005-GG3, Class A2, 4.31%, 08/10/42	2,364,989
3,151,046	Greenwich Capital Commercial Funding Corp., Series 2005-GG5, Class A1, 4.79%, 04/10/37	3,093,072
3,358,853	Greenwich Capital Commercial Funding Corp., Series 2006-GG7, Class A1, 5.74%, 07/10/38	3,251,693
1,380,750	Morgan Stanley Capital I, Series 2005-HQ6, Class A1, 4.65%, 08/13/42	1,340,369

		14,847,723

	Private Asset Backed: Credit Cards — 4.4%
3,000,000	Cabela’s Master Credit Card Trust — 144A, Series 2006-3A, Class A1, 5.26%, 10/15/14	2,689,424
3,000,000	Capital One Multi-Asset Execution Trust, Series 2006-A6, Class A6, 5.30%, 02/18/14	2,811,494
4,000,000	Citibank Credit Card Issuance Trust, Series 2006-A4, Class A4, 5.45%, 05/10/13	3,829,717
1,925,000	Citibank Credit Card Issuance Trust, Series 2006-B2, Class B2, 5.15%, 03/07/11	1,903,372
4,940,000	GE Capital Credit Card Master Note Trust, Series 2006-1, Class A, 5.08%, 09/15/12	4,818,062
3,000,000	GE Capital Credit Card Master Note Trust, Series 2007-3, Class B, 5.49%, 06/15/13	2,477,261

		18,529,330

	Private Asset Backed: Mortgage and Home Equity — 9.5%
19,851	American General Mortgage Loan Trust — 144A, Series 2006-1, Class A1, 5.75%, 12/25/35	19,748
217,162	Bear Stearns Commercial Mortgage Securities, Inc., Series 2001-TOP4, Class A1, 5.06%, 11/15/16	211,725
974,999	Bear Stearns Commercial Mortgage Securities, Inc., Series 2002-PBW1, Class A1, 3.97%, 11/11/35	945,960
811,318	Bear Stearns Commercial Mortgage Securities, Inc., Series 2005-PWR9, Class A1, 4.50%, 09/11/42	789,972
1,958,994	Bear Stearns Commercial Mortgage Securities, Inc., Series 2006-T22, Class A1, 5.42%, 04/12/38	1,888,131
7,000,000	Bear Stearns Commercial Mortgage Securities, Inc., Series 2007-PW15, Class A2, 5.21%, 02/11/44	5,458,630
2,896,551	Chase Funding Mortgage Loan Asset-Backed, Series 2003-4, Class 1A6, 4.43%, 10/25/14	2,620,953
2,522,905	Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2005-CD1, Class A1, 5.05%, 07/15/44	2,480,605
3,373,844	Credit Suisse First Boston Mortgage Securities Corp., Series 2004-C5, Class A2, 4.18%, 11/15/37	3,278,064
231,870	GE Capital Commercial Mortgage Corp., Series 2001-3, Class A1, 5.56%, 06/10/38	226,087
2,815,174	GE Capital Commercial Mortgage Corp., Series 2002-1A, Class A2, 5.99%, 12/10/35	2,779,780
315,049	GE Capital Commercial Mortgage Corp., Series 2005-C1, Class A1, 4.01%, 06/10/48	312,165

See notes to financial statements.

HIGH QUALITY BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2008

Principal		Value

	Corporate Bonds and Notes (continued)
	Private Asset Backed: Mortgage and Home Equity (continued)

$567,886	GMAC Mortgage Corp. Loan Trust, Series 2004-GH1, Class A2, 4.39%, 12/25/25	$551,602
379,151	Interstar Millennium Trust, Series 2003-3G, Class A2, (Australia), Floating Rate, 1.72%, 09/27/35(2)	371,931
717,631	Interstar Millennium Trust, Series 2004-2G, Class A, (Australia), Floating Rate, 2.20%, 03/14/36(2)	688,096
441,856	JPMorgan Chase Commercial Mortgage Securities Corp., Series 2002-C2, Class A1, 4.33%, 12/12/34	418,680
4,445,718	JPMorgan Mortgage Trust, Series 2006-S2, Class 1A17, 6.00%, 07/25/36	2,785,898
19,078	LB-UBS Commercial Mortgage Trust, Series 2003-C1, Class A2, 3.32%, 03/15/27	19,021
27,009	LB-UBS Commercial Mortgage Trust, Series 2003-C5, Class A2, 3.48%, 07/15/27	26,848
4,550,000	LB-UBS Commercial Mortgage Trust, Series 2003-C7, Class A3, 4.56%, 09/15/27	4,298,469
2,328,925	Popular ABS Mortgage Pass-Through Trust, Series 2005-3, Class AF3, 4.44%, 07/25/35	2,125,018
5,369,203	Washington Mutual Mortgage Pass-Through Certificates, Series 2005-8, Class 1A8, 5.50%, 10/25/35	4,390,583
26,924	Wells Fargo Mortgage Backed Securities Trust, Series 2003-11, Class 1A1, 3.50%, 10/25/18	26,830
3,560,469	Wells Fargo Mortgage Backed Securities Trust, Series 2005-9, Class 1A1, 4.75%, 10/25/35	3,296,764

		40,011,560

	Private Asset Backed: Other — 5.8%
3,017,241	ALG Student Loan Trust — 144A, Series 2006-1A, Class A1, Floating Rate, 3.53%, 10/28/18(2)	2,937,567
354,865	CIT Equipment Collateral, Series 2006-VT1, Class A3, 5.13%, 12/21/09	354,776
3,000,000	CNH Equipment Trust, Series 2006-B, Class B, 5.36%, 06/17/13	2,168,615
2,000,000	CNH Equipment Trust, Series 2007-A, Class B, 5.09%, 06/16/14	1,346,391
4,200,000	CNH Equipment Trust, Series 2007-B, Class A3A, 5.40%, 10/17/11	4,129,787
842,629	Crusade Global Trust, Series 2004-2, Class A1, (Australia), Floating Rate, 2.37%, 11/19/37(2)	779,690
1,227,825	Goal Capital Funding Trust, Series 2006-1, Class A1, Floating Rate, 2.16%, 08/25/20(2)	1,206,679
1,343,336	Great America Leasing Receivables — 144A, Series 2006-1, Class A3, 5.34%, 01/15/10	1,342,234
4,000,000	John Deere Owner Trust, Series 2007-A, Class A4, 5.07%, 04/15/14	3,806,888
3,501,000	Marlin Leasing Receivables LLC — 144A, Series 2006-1A, Class A4, 5.33%, 09/15/13	3,375,502
3,004,663	Massachusetts RRB Special Purpose Trust, Series 1999-1, Class A5, 7.03%, 03/15/12	3,072,143

		24,520,272

	Private Asset Backed: Transportation — 1.1%
1,321,398	E-Trade RV and Marine Trust, Series 2004-1, Class A3, 3.62%, 10/08/18	1,238,827
3,451,939	Railcar Leasing LLC — 144A, Series 1, Class A2, 7.13%, 01/15/13	3,291,748

		4,530,575

	Real Estate Investment Trusts — 0.6%
3,190,000	Boston Properties LP, 6.25%, 01/15/13	2,368,119

	Retail — 1.2%
5,035,000	CVS Caremark Corp., 5.75%, 08/15/11	5,052,411

	Telecommunications Equipment and Services — 1.4%
5,925,000	BellSouth Corp., 6.00%, 10/15/11	6,045,923

	Utilities — 2.7%
5,125,000	Consolidated Edison Company of New York, Inc., 4.70%, 06/15/09	5,124,406
6,420,000	Exelon Generation Company LLC, 6.95%, 06/15/11	6,231,887

		11,356,293

	Total Corporate Bonds and Notes (Cost $293,747,689)	271,751,821

See notes to financial statements.

HIGH QUALITY BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2008

Principal		Value

	Municipal Bonds — 1.5%
	Texas
$6,350,000	Brazos Texas Higher Education Authority, Revenue Bond, Series A-5, 4.91%, 12/01/40 (Cost $6,281,539)	$6,350,000

	Securities Lending Collateral — 2.5%
10,391,435	Securities Lending Collateral Investment (Note 4) (Cost $10,391,435)	10,391,435

	Short Term US Government Agency Securities — 2.4%
	Fannie Mae — 1.7%
4,000,000	0.20%, 02/18/09	3,998,933
1,000,000	1.45%, 04/01/09	996,375
2,000,000	0.40%, 05/11/09	1,997,111

		6,992,419

	Federal Home Loan Bank — 0.7%
3,000,000	1.70%, 05/15/09	2,981,017

	Total Short Term US Government Agency Securities (Cost $9,973,436)	9,973,436

	Total Securities (Cost $445,227,379)	426,608,085

	Repurchase Agreements — 0.5%
2,244,128	With State Street Bank and Trust, dated 12/31/08, 0.01%, due 01/02/09, repurchase proceeds at maturity $2,244,129 (Collateralized by US Treasury Bill, 0.02%, due 05/14/09, with a value of $2,289,771) (Cost $2,244,128)	2,244,128

	Total Investments — 101.8% (Cost $447,471,507)	428,852,213
	Liabilities less other assets — (1.8)%	(7,620,710)

	Net Assets — 100.0%	$421,231,503

The aggregate cost of securities for federal income tax purposes at December 31, 2008 is $447,471,507.

The following amounts are based on cost for federal income tax purposes:

Gross unrealized appreciation	$3,766,536
Gross unrealized depreciation	(22,385,830)

Net unrealized depreciation	$(18,619,294)

See summary of footnotes and abbreviations to portfolios.

See notes to financial statements.

INFLATION-PROTECTED SECURITIES PORTFOLIO
PORTFOLIO OF INVESTMENTS

December 31, 2008

Principal		Value

	US Treasury Securities — 88.6%
	US Treasury Bonds — 0.8%
$2,285,000	4.50%, 05/15/38	$3,118,669

	US Treasury Inflation Index — 87.8%
7,161,928	3.38%, 01/15/12	7,084,716
25,703,192	2.00%, 04/15/12	25,064,622
13,049,284	3.00%, 07/15/12	12,789,316
12,258,641	0.63%, 04/15/13	11,720,413
13,370,426	1.88%, 07/15/13	12,588,042
26,879,104	2.00%, 01/15/14	25,467,951
31,008,923	2.00%, 07/15/14	29,325,233
6,801,867	1.63%, 01/15/15	6,307,671
27,315,945	1.88%, 07/15/15	25,802,887
13,775,109	2.00%, 01/15/16	13,191,815
12,658,450	2.50%, 07/15/16(5)	12,558,562
14,561,865	2.38%, 01/15/17	14,446,958
4,364,128	2.63%, 07/15/17	4,472,209
24,456,938	1.63%, 01/15/18	23,213,083
9,569,387	1.38%, 07/15/18	8,949,616
29,032,076	2.38%, 01/15/25	28,533,072
21,994,330	2.00%, 01/15/26	20,717,625
11,381,997	2.38%, 01/15/27	11,434,456
16,370,120	1.75%, 01/15/28	15,124,452
3,161,126	3.63%, 04/15/28	3,765,937
22,594,367	3.88%, 04/15/29	27,905,805
909,295	3.38%, 04/15/32	1,121,203

		341,585,644

	Total US Treasury Securities (Cost $365,058,420)	344,704,313

	US Government Agency Securities — 2.7%
	Fannie Mae — 0.6%
2,340,000	Floating Rate, 6.08%, 02/17/09(3)	2,337,075

	Federal Home Loan Bank — 2.1%
7,100,000	Series 656, 5.38%, 05/18/16	8,118,225

	Total US Government Agency Securities (Cost $9,639,843)	10,455,300

	Corporate Bonds and Notes — 3.0%
	Banks and Financial Services — 1.4%
649,000	Bear Stearns Companies, Inc. (The), Series CPI, Floating Rate, 6.74%, 03/10/14(3)	526,261
2,545,000	General Electric Capital Corp., 5.63%, 05/01/18(5)	2,563,449
315,000	International Bank for Reconstruction & Development, Series CPI (Supra National), Floating Rate, 6.91%, 12/10/13(3)	262,215
1,530,000	JPMorgan Chase & Company, Series MTNC, Floating Rate, 5.39%, 06/28/09(3)	1,542,638
1,055,000	Lehman Brothers Holdings, Inc., Series MTN, 5.63%, 01/24/13(9)	100,225
1,243,000	Lehman Brothers Holdings, Inc., Series MTNG, Floating Rate, 6.29%, 06/02/09(3)(9)	111,870
370,000	SLM Corp., Series CPI, Floating Rate, 6.31%, 06/01/09(3)	324,242
900,000	SLM Corp., Series CPI, Floating Rate, 7.06%, 01/31/14(3)	476,721

		5,907,621

	Private Asset Backed: Credit Cards — 0.3%
1,100,000	Chase Issuance Trust, Series 2007-A17, Class A, 5.12%, 10/15/14	1,020,459

	Private Asset Backed: Mortgage and Home Equity — 1.0%
585,000	Banc of America Commercial Mortgage, Inc., Series 2005-3, Class A4, 4.67%, 07/10/43	470,669
685,000	Bank of America Commercial Mortgage, Inc., Series 2005-4, Class A5A, 4.93%, 07/10/45	555,725
252,648	Citigroup Mortgage Loan Trust, Inc., Series 2007-AMC3, Class A2A, Floating Rate, 0.58%, 03/25/37(3)	218,023
1,996,854	Countrywide Alternative Loan Trust, Series 2006-OA21, Class A1, Floating Rate, 0.70%, 03/20/47(3)	818,243
695,000	GMAC Commercial Mortgage Securities, Inc., Series 2004-C3, Class A4, 4.55%, 12/10/41	627,796
765,000	Wachovia Bank Commercial Mortgage Trust, Series 2005-C22, Class A4, Floating Rate, 5.27%, 12/15/44(3)	612,832
750,000	Wachovia Bank Commercial Mortgage Trust, Series 2006-C25, Class A4, Floating Rate, 5.74%, 05/15/43(3)	597,131

		3,900,419

See notes to financial statements.

INFLATION-PROTECTED SECURITIES PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2008

Principal		Value

	Corporate Bonds and Notes (continued)

	Telecommunications Equipment and Services — 0.3%
$850,000	Verizon Wireless — 144A, 8.50%, 11/15/18	$995,925

	Total Corporate Bonds and Notes (Cost $15,465,921)	11,824,424

Contracts

	Purchased Put Options — 0.0%
11,000,000	Expiring 09/14/09. If exercised the Series receives floating 3 month LIBOR, and pays 6.50%, expiring 09/16/39, European Style (Cost $43,175)	26,663

	Total Securities (Cost $390,207,359)	367,010,700

Principal

	Repurchase Agreements — 4.5%
$17,373,040	With State Street Bank and Trust, dated 12/31/08, 0.01%, due 01/02/09, repurchase proceeds at maturity $17,373,049 (Collateralized by US Treasury Bill, 0.01%, due 01/02/09, with a value of $17,782,200) (Cost $17,373,040)	17,373,040

	Total Investments — 98.8% (Cost $407,580,399)	384,383,740
	Other assets less liabilities — 1.2%	4,814,134

	Net Assets — 100.0%	$389,197,874

The aggregate cost of securities for federal income tax purposes at December 31, 2008 is $410,603,014.

The following amount is based on cost for federal income tax purposes:

Gross/Net unrealized depreciation (includes gross unrealized appreciation of $0)	$(26,219,274)

See summary of footnotes and abbreviations to portfolios.

See notes to financial statements.

CORE BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS

December 31, 2008

Principal		Value

	US Treasury Securities — 2.4%
	US Treasury Inflation Index — 1.1%
$7,786,711	2.38%, 01/15/25	$7,652,872
4,611,714	2.00%, 01/15/26	4,344,018
3,018,727	2.38%, 01/15/27	3,032,640
4,234,721	1.75%, 01/15/28	3,912,485

		18,942,015

	US Treasury Strips — 1.3%
39,505,000	Zero coupon, 11/15/27	21,780,411

	Total US Treasury Securities (Cost $35,994,694)	40,722,426

	US Government Agency Securities — 65.7%
	Asset Backed: Mortgage and Home Equity — 0.7%
16,862,792	Fannie Mae IO Strips, Series 360, Class 2, 5.00%, 08/01/35	1,925,672
20,380,562	Fannie Mae IO Strips, Series 378, Class 4, 5.00%, 07/01/36	1,953,025
3,929,113	Fannie Mae IO Strips, Series 387, Class 5, 5.00%, 03/25/38	566,904
2,204,548	Fannie Mae, Series 1999-7, Class AB, 6.00%, 03/25/29	2,280,988
4,861,230	Freddie Mac, Series 2825, Class VP, 5.50%, 06/15/15	5,090,173

		11,816,762

	Asset Backed: US Government Agencies — 0.1%
937,233	Small Business Administration, Series 2002-P10B, Class 1, 5.20%, 08/10/12	952,104
1,251,556	Small Business Administration, Series 2004-P10A, Class 1, 4.50%, 02/10/14	1,230,846

		2,182,950

	Fannie Mae — 33.7%
4,100,000	5.25%, 08/01/12	4,321,482
10,200,000	4.63%, 05/01/13	10,567,302
15,875,000	2.88%, 12/11/13	16,260,334
12,480,000	5.38%, 06/12/17(8)	14,580,584
228,460	PL# 252571, 7.00%, 07/01/29	241,709
3,301	PL# 252716, 7.00%, 09/01/29	3,493
1,001	PL# 253264, 7.00%, 05/01/30	1,059
692	PL# 253346, 7.50%, 06/01/30	733
11,434	PL# 253479, 7.00%, 10/01/30	12,098
20,620	PL# 253990, 7.00%, 09/01/16	21,541
18,589	PL# 254008, 7.00%, 10/01/31	19,670
264,599	PL# 254346, 6.50%, 06/01/32	276,092
227,758	PL# 254406, 6.50%, 08/01/32	237,651
10,651	PL# 255032, 5.50%, 12/01/18	11,023
121,442	PL# 255950, 6.00%, 09/01/15	127,749
357,815	PL# 256137, 6.00%, 02/01/16	376,821
376,399	PL# 256335, 6.00%, 07/01/16	389,464
2,535,062	PL# 256936, 6.00%, 10/01/37	2,572,863
510,788	PL# 323842, 5.50%, 07/01/14	531,374
34,084	PL# 323967, 7.00%, 10/01/29	36,061
3,999	PL# 492742, 7.00%, 05/01/29	4,231
1,071	PL# 503916, 7.50%, 06/01/29	1,135
1,788	PL# 508415, 7.00%, 08/01/29	1,891
8,489	PL# 515946, 7.00%, 10/01/29	8,982
265	PL# 524164, 7.00%, 11/01/29	280
107,533	PL# 524657, 7.00%, 01/01/30	113,779
19,085	PL# 526053, 7.00%, 12/01/29	20,192
333	PL# 527717, 7.50%, 01/01/30	353
3,412	PL# 528107, 7.00%, 02/01/30	3,610
4,668	PL# 531497, 7.00%, 02/01/30	4,939
6,264	PL# 531735, 7.00%, 02/01/30	6,628
914	PL# 533841, 7.50%, 12/01/30	968
17,022	PL# 535030, 7.00%, 12/01/29	18,010
22,854	PL# 535103, 7.00%, 01/01/15	23,751
6,639	PL# 535159, 7.00%, 02/01/30	7,024
30,904	PL# 535195, 7.00%, 03/01/30	32,697
8,705	PL# 535277, 7.00%, 04/01/30	9,210
260,398	PL# 535675, 7.00%, 01/01/16	271,412
725	PL# 535722, 7.00%, 02/01/31	767
4,609	PL# 535723, 7.00%, 02/01/31	4,876
1,077	PL# 535811, 6.50%, 04/01/31	1,127
66,755	PL# 535880, 7.00%, 02/01/31	70,628
469	PL# 540211, 7.50%, 06/01/30	497
1,308	PL# 542999, 7.50%, 08/01/30	1,384
79,691	PL# 545249, 5.50%, 10/01/16	82,654
424,089	PL# 545298, 5.50%, 11/01/16	439,856
4,562	PL# 545363, 5.50%, 11/01/16	4,732
1,615,242	PL# 545411, 5.50%, 01/01/17	1,675,295
21,982	PL# 545477, 7.00%, 03/01/32	23,262
181,638	PL# 545759, 6.50%, 07/01/32	189,528
730,842	PL# 545760, 6.50%, 07/01/32	762,588
133,960	PL# 545762, 6.50%, 07/01/32	139,779
21,125	PL# 549659, 7.00%, 02/01/16	22,068
11,664	PL# 549962, 7.00%, 10/01/30	12,342
43,356	PL# 549975, 7.00%, 10/01/30	45,874
4,740	PL# 550440, 7.00%, 02/01/16	4,952
39,637	PL# 554493, 7.00%, 10/01/30	41,939
190,365	PL# 555114, 5.50%, 12/01/17	197,086
23,145	PL# 555144, 7.00%, 10/01/32	24,490
314,035	PL# 555254, 6.50%, 01/01/33	328,657
182,334	PL# 555798, 6.50%, 05/01/33	190,824

See notes to financial statements.

CORE BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2008

Principal		Value

	US Government Agency Securities (continued)
	Fannie Mae (continued)

$1,564	PL# 558362, 7.50%, 11/01/30	$1,656
365	PL# 558519, 7.50%, 11/01/30	387
1,338	PL# 559277, 7.00%, 10/01/30	1,415
29,644	PL# 559313, 7.00%, 12/01/30	31,366
1,243	PL# 559741, 7.50%, 01/01/31	1,317
20,799	PL# 560384, 7.00%, 11/01/30	22,007
2,712	PL# 561678, 7.50%, 12/01/30	2,871
1,446	PL# 564080, 7.50%, 12/01/30	1,531
6,109	PL# 564183, 7.00%, 12/01/30	6,464
1,372	PL# 564529, 7.50%, 12/01/30	1,452
6,063	PL# 566658, 7.00%, 02/01/31	6,416
55,895	PL# 572453, 5.50%, 04/01/16	57,973
6,238	PL# 575285, 7.50%, 03/01/31	6,609
4,368	PL# 579161, 6.50%, 04/01/31	4,571
304,304	PL# 580165, 5.50%, 09/01/16	315,618
9,923	PL# 580179, 7.00%, 10/01/16	10,366
38,391	PL# 580515, 5.50%, 04/01/16	39,819
9,351	PL# 584811, 7.00%, 05/01/31	9,895
88,920	PL# 585248, 7.00%, 06/01/31	94,085
138,961	PL# 589120, 5.50%, 11/01/16	144,127
1,088	PL# 589405, 7.50%, 06/01/31	1,153
5,662	PL# 589893, 7.00%, 06/01/31	5,992
4,560	PL# 592129, 7.50%, 06/01/31	4,831
4,092	PL# 596895, 6.50%, 07/01/31	4,283
7,172	PL# 598125, 7.00%, 09/01/16	7,492
6,741	PL# 602148, 5.50%, 09/01/16	6,991
55,836	PL# 604517, 5.50%, 11/01/16	57,912
5,963	PL# 606551, 6.50%, 10/01/31	6,241
2,562	PL# 606600, 7.00%, 10/01/31	2,711
32,990	PL# 607386, 5.50%, 11/01/16	34,216
49,403	PL# 607493, 5.50%, 11/01/16	51,240
21,880	PL# 610128, 7.00%, 10/01/31	23,152
167,890	PL# 610579, 5.50%, 12/01/16	174,132
7,700	PL# 611323, 7.00%, 10/01/16	8,044
21,711	PL# 612071, 5.50%, 11/01/16	22,519
130,317	PL# 614506, 5.50%, 11/01/16	135,162
1,297,981	PL# 619054, 5.50%, 02/01/17	1,343,805
5,139	PL# 622119, 6.50%, 01/01/32	5,378
194,389	PL# 624035, 6.50%, 01/01/32	204,611
7,594	PL# 629236, 6.50%, 02/01/32	7,924
491,615	PL# 631321, 5.50%, 02/01/17	508,971
31,001	PL# 631606, 5.50%, 03/01/17	32,096
34,805	PL# 632269, 7.00%, 05/01/32	36,828
6,902	PL# 634563, 6.50%, 03/01/32	7,202
57,240	PL# 634949, 7.00%, 05/01/32	60,571
191,214	PL# 635164, 6.50%, 08/01/32	199,520
2,360	PL# 644932, 6.50%, 07/01/32	2,462
4,559	PL# 647556, 7.00%, 01/01/30	4,824
422,233	PL# 648795, 6.50%, 08/01/32	440,573
136,928	PL# 650206, 5.50%, 01/01/18	141,762
68,805	PL# 650291, 6.50%, 07/01/32	71,794
193,456	PL# 651649, 6.50%, 08/01/32	201,860
746,676	PL# 652127, 6.50%, 06/01/32	779,110
2,076	PL# 663353, 6.50%, 09/01/32	2,166
28,889	PL# 664188, 5.50%, 09/01/17	29,908
39,244	PL# 664194, 5.50%, 09/01/17	40,629
335,767	PL# 670402, 6.50%, 06/01/32	350,352
148,437	PL# 675314, 5.50%, 12/01/17	153,677
245,052	PL# 676800, 5.50%, 01/01/18	253,703
345,087	PL# 679631, 5.50%, 02/01/18	357,054
6,408	PL# 681343, 5.50%, 02/01/18	6,631
278,993	PL# 683199, 5.50%, 02/01/18	288,668
4,428,931	PL# 687889, 5.50%, 03/01/33	4,550,915
5,454	PL# 694372, 6.50%, 11/01/32	5,691
58,750	PL# 695925, 5.50%, 05/01/18	60,788
6,695	PL# 701236, 5.50%, 05/01/18	6,927
6,433	PL# 708637, 5.50%, 06/01/18	6,656
10,630	PL# 725071, 5.50%, 12/01/18	10,998
7,011,293	PL# 725162, 6.00%, 02/01/34	7,240,554
9,088	PL# 725269, 5.50%, 03/01/19	9,409
176,233	PL# 725407, 6.50%, 01/01/34	184,439
251,072	PL# 725418, 6.50%, 05/01/34	262,763
3,674,395	PL# 725519, 5.50%, 05/01/19	3,804,114
4,094,973	PL# 725704, 6.00%, 08/01/34	4,228,874
9,653,388	PL# 725946, 5.50%, 11/01/34(4)(5)	9,913,234
8,845	PL# 732724, 5.50%, 08/01/18	9,152
13,973,233	PL# 735141, 5.50%, 01/01/35	14,349,359
3,209,471	PL# 735454, 5.50%, 11/01/18	3,322,776
21,879,021	PL# 735504, 6.00%, 04/01/35	22,608,114
878,470	PL# 735611, 5.50%, 03/01/20	909,483
13,645,734	PL# 739821, 5.00%, 09/01/33	13,968,270
6,956	PL# 741355, 5.50%, 10/01/18	7,197
9,091,692	PL# 745193, 5.50%, 06/01/20	9,412,662
49,408,290	PL# 745275, 5.00%, 02/01/36	50,514,361
20,156,120	PL# 745412, 5.50%, 12/01/35	20,698,674
3,698	PL# 748655, 6.50%, 09/01/33	3,856
2,453	PL# 749118, 5.50%, 11/01/18	2,538
11,645	PL# 749153, 5.50%, 11/01/18	12,049
6,957	PL# 753643, 5.50%, 11/01/18	7,198
16,395	PL# 755167, 5.50%, 11/01/18	16,963
119,280	PL# 757687, 5.50%, 07/01/34	122,491
9,584	PL# 759423, 5.50%, 01/01/19	9,904
7,176	PL# 761018, 5.50%, 12/01/18	7,425
25,785	PL# 761808, 5.50%, 05/01/18	26,695
349,745	PL# 766312, 5.50%, 03/01/19	361,436

See notes to financial statements.

CORE BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2008

Principal		Value

	US Government Agency Securities (continued)
	Fannie Mae (continued)

$168,917	PL# 768313, 5.50%, 01/01/19	$174,774
160,408	PL# 781889, 5.50%, 03/01/17	166,372
4,348,182	PL# 806549, Variable Rate, 4.56%, 01/01/35(1)	4,301,993
964,886	PL# 826273, 6.00%, 07/01/20	1,002,417
50,990	PL# 831500, 6.00%, 05/01/16	53,752
3,303,564	PL# 831511, 6.00%, 06/01/16	3,483,412
761,199	PL# 845420, 6.00%, 02/01/36	784,662
7,852,620	PL# 850867, Variable Rate, 5.61%, 01/01/36(1)	7,997,217
1,616,349	PL# 869713, 6.50%, 04/01/36	1,680,751
41,937,108	PL# 888306, 5.00%, 12/01/36	42,875,926
2,275,536	PL# 888892, 7.50%, 11/01/37	2,388,530
759,999	PL# 891805, 6.00%, 06/01/36	783,306
66,339	PL# 893318, 6.50%, 08/01/36	68,983
3,503,668	PL# 900700, 6.50%, 09/01/36	3,643,267
3,180,824	PL# 911480, 6.50%, 03/01/37	3,307,381
3,326,775	PL# 911650, 6.50%, 01/01/37	3,459,327
7,875,049	PL# 915203, 6.00%, 04/01/37	8,116,115
70,865	PL# 917972, 5.50%, 05/01/37	72,724
1,057,465	PL# 918503, 5.50%, 06/01/37	1,085,209
4,103,218	PL# 922227, 6.50%, 12/01/36	4,266,705
16,522,832	PL# 929822, 5.50%, 08/01/38	16,954,678
4,514,565	PL# 929825, 5.50%, 08/01/38	4,632,559
8,991,336	PL# 929940, 6.00%, 09/01/38	9,266,573
48,757	PL# 929956, 5.50%, 09/01/38	50,031
4,923,712	PL# 934576, 5.50%, 10/01/38	5,052,399
45,189	PL# 940841, 5.50%, 08/01/37	46,375
39,361	PL# 944027, 6.50%, 08/01/37	40,927
2,599,318	PL# 959905, 6.50%, 11/01/37	2,702,739
4,908,389	PL# 964272, 6.00%, 07/01/38	5,058,151
9,238,954	PL# 964452, 5.50%, 07/01/38	9,480,427
5,294,201	PL# 970610, 5.50%, 10/01/38	5,432,572
10,257,281	PL# 983344, 6.00%, 07/01/38	10,570,244
171,556	PL# 985516, 5.50%, 06/01/38	176,040
3,416,941	PL# 990637, 6.50%, 09/01/38	3,552,551
58,695	PL# 990710, 6.00%, 09/01/38	60,486
2,800,327	PL# 991387, 6.50%, 10/01/38	2,911,465
14,900,000	TBA, 4.50%, 01/01/24	15,225,938
53,000,000	TBA, 5.00%, 01/01/24	54,391,249
11,300,000	TBA, 5.50%, 01/01/39	11,582,502
37,700,000	TBA, 6.00%, 01/01/39	38,807,437
400,000	TBA, 6.50%, 01/01/39	415,375
45,100,000	TBA, 4.50%, 02/01/39	45,508,695

		560,509,696

	Federal Agricultural Mortgage Corporation — 4.2%
20,230,000	3.88%, 08/19/11	21,491,280
45,175,000	144A, 5.50%, 07/15/11	48,089,510

		69,580,790

	Federal Home Loan Bank — 4.3%
9,195,000	5.63%, 06/13/16	9,655,090
38,390,000	5.86%, 03/02/17	38,661,878
20,865,000	5.38%, 05/15/19	23,477,298

		71,794,266

	Freddie Mac — 4.8%
16,800,000	4.75%, 06/28/12	18,253,166
9,800,000	5.75%, 06/27/16	10,514,832
14,775,000	4.88%, 06/13/18	16,980,760
3,509,054	PL# 1B2853, Variable Rate, 4.35%, 04/01/35(1)	3,493,443
9,911,851	PL# 1G1119, Variable Rate, 4.75%, 09/01/35(1)	9,980,577
12,377,736	PL# 1J1827, HB, 5.30%, 07/01/38	12,593,434
8,528,776	PL# 1L0289, Variable Rate, 5.20%, 12/01/35(1)	8,618,344

		80,434,556

	Freddie Mac Gold — 10.3%
215,688	PL# A32037, 5.00%, 03/01/35	220,719
23,281	PL# A38585, 5.50%, 10/01/35	23,861
539,256	PL# A62169, 5.50%, 06/01/37	552,561
1,865,921	PL# A63042, 5.50%, 07/01/37	1,911,960
2,552,953	PL# A65021, 5.50%, 08/01/37(5)(6)	2,615,944
1,219,486	PL# A68033, 5.50%, 08/01/37	1,249,576
2,228,180	PL# A68438, 5.50%, 11/01/37	2,283,158
765,140	PL# C01271, 6.50%, 12/01/31	799,332
2,367,485	PL# C57150, 6.00%, 05/01/31	2,450,078
2,878	PL# C67653, 7.00%, 06/01/32	3,024
39,760	PL# C67868, 7.00%, 06/01/32	41,784
9,884	PL# C67999, 7.00%, 06/01/32	10,387
66,975	PL# C68001, 7.00%, 06/01/32	70,385
93,118	PL# C90229, 7.00%, 08/01/18	98,091

See notes to financial statements.

CORE BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2008

Principal		Value

	US Government Agency Securities (continued)
	Freddie Mac Gold (continued)

$11,242	PL# E00570, 6.00%, 09/01/13	$11,615
240,764	PL# E00592, 6.00%, 12/01/13	248,466
12,140	PL# E00720, 6.00%, 07/01/14	12,531
13,447	PL# E01007, 6.00%, 08/01/16	13,912
44,814	PL# E01095, 6.00%, 01/01/17	46,375
11,866	PL# E69171, 6.00%, 02/01/13	12,304
6,038	PL# E73319, 6.00%, 11/01/13	6,261
18,160	PL# E73769, 6.00%, 12/01/13	18,830
9,376	PL# E75990, 6.00%, 04/01/14	9,687
17,942	PL# E76341, 6.00%, 04/01/14	18,605
25,546	PL# E76730, 6.00%, 05/01/14	26,489
18,637	PL# E76731, 6.00%, 05/01/14	19,325
14,026	PL# E78995, 6.00%, 11/01/14	14,543
159,077	PL# E84191, 6.00%, 07/01/16	164,955
2,611	PL# E84758, 5.50%, 07/01/16	2,708
11,527	PL# E85885, 6.00%, 11/01/16	11,953
155,184	PL# E86502, 5.50%, 12/01/16	160,905
3,532	PL# E86565, 5.50%, 12/01/16	3,663
159,092	PL# E87961, 6.00%, 02/01/17	164,970
265,773	PL# E88001, 6.00%, 02/01/17	275,597
37,332	PL# E88452, 6.00%, 03/01/17	38,712
167,703	PL# E88749, 6.00%, 03/01/17	173,900
284,478	PL# E88789, 6.00%, 04/01/17	294,994
103,025	PL# E88979, 5.50%, 04/01/17	106,630
202,222	PL# E89282, 6.00%, 04/01/17	209,697
430,357	PL# E89336, 6.00%, 05/01/17	446,266
14,551	PL# E89653, 6.00%, 04/01/17	15,088
286,482	PL# E89913, 6.00%, 05/01/17	297,072
533,154	PL# E91644, 5.50%, 10/01/17	551,809
149,954	PL# E91754, 5.50%, 10/01/17	155,201
232,376	PL# E91774, 5.50%, 10/01/17	240,507
109,101	PL# E91968, 5.50%, 10/01/17	112,918
188,226	PL# E92113, 5.50%, 10/01/17	194,812
948,757	PL# G01391, 7.00%, 04/01/32	997,078
2,542,853	PL# G03358, 5.50%, 08/01/37(5)(6)	2,605,595
16,377,776	PL# G03850, 6.00%, 02/01/38(5)(6)	16,889,358
17,579,486	PL# G04544, 6.00%, 08/01/38(5)(6)	18,128,605
9,987	PL# G11111, 6.00%, 04/01/16	10,356
2,347,908	PL# M80813, 4.00%, 04/01/10	2,347,662
24,000,000	TBA, 4.50%, 01/01/24	24,532,512
3,000,000	TBA, 5.00%, 01/01/24	3,078,750
68,300,000	TBA, 5.50%, 01/01/39	69,900,815
16,900,000	TBA, 6.00%, 01/01/39	17,407,000

		172,309,891

	Government National Mortgage Association — 7.5%
80,543	PL# 3173, 6.50%, 12/20/31	84,817
549	PL# 434615, 7.00%, 11/15/29	581
140,872	PL# 435071, 7.00%, 03/15/31	148,964
17,101	PL# 493966, 7.00%, 06/15/29	18,098
36,135	PL# 494742, 7.00%, 04/15/29	38,240
907	PL# 530260, 7.00%, 02/15/31	959
159,790	PL# 531025, 6.00%, 04/15/32	165,456
386	PL# 538271, 7.00%, 11/15/31	408
62,815	PL# 538312, 6.00%, 02/15/32	65,042
95,117	PL# 543989, 7.00%, 03/15/31	100,580
767	PL# 547545, 7.00%, 04/15/31	811
187,306	PL# 550985, 7.00%, 10/15/31	198,066
243	PL# 551549, 7.00%, 07/15/31	256
16,936	PL# 552413, 7.00%, 02/15/32	17,808
71,322	PL# 554808, 6.00%, 05/15/31	73,918
55,119	PL# 555360, 6.00%, 06/15/31	57,126
62,298	PL# 555733, 6.00%, 03/15/32	64,507
445	PL# 557664, 7.00%, 08/15/31	471
53,259	PL# 557678, 7.00%, 08/15/31	56,318
3,687	PL# 561050, 7.00%, 05/15/31	3,899

See notes to financial statements.

CORE BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2008

Principal		Value

	US Government Agency Securities (continued)
	Government National Mortgage Association (continued)

$274	PL# 561996, 7.00%, 07/15/31	$290
9,900	PL# 563346, 7.00%, 09/15/31	10,469
37,807	PL# 563599, 7.00%, 06/15/32	39,754
62,587	PL# 564086, 7.00%, 07/15/31	66,182
34,634	PL# 564300, 6.00%, 08/15/31	35,895
5,924	PL# 564706, 7.00%, 07/15/31	6,265
50,139	PL# 565808, 6.00%, 11/15/31	51,964
123,193	PL# 567622, 6.00%, 04/15/32	127,561
64,322	PL# 569567, 7.00%, 01/15/32	67,634
50,917	PL# 570517, 6.00%, 01/15/32	52,723
38,402	PL# 572821, 6.00%, 12/15/31	39,800
60,878	PL# 574873, 6.00%, 12/15/31	63,094
75,452	PL# 575906, 6.00%, 01/15/32	78,127
33,943	PL# 576323, 6.00%, 12/15/31	35,179
1,228	PL# 579377, 7.00%, 04/15/32	1,291
178,269	PL# 581015, 7.00%, 02/15/32	187,447
72,549	PL# 581070, 6.00%, 02/15/32	75,121
30,955	PL# 582956, 7.00%, 02/15/32	32,549
171,533	PL# 587122, 7.00%, 06/15/32	180,365
4,767	PL# 587494, 7.00%, 06/15/32	5,013
436	PL# 589696, 7.00%, 05/15/32	458
12,571	PL# 780802, 6.50%, 05/15/28	13,251
20,848	PL# 781113, 7.00%, 11/15/29	22,062
135,455	PL# 781148, 6.00%, 07/15/29	140,707
64,958	PL# 781276, 6.50%, 04/15/31	68,490
18,528	PL# 781287, 7.00%, 05/15/31	19,603
29,091	PL# 781324, 7.00%, 07/15/31	30,770
163,849	PL# 781328, 7.00%, 09/15/31	173,364
130,007	PL# 781330, 6.00%, 09/15/31	134,993
32,731	PL# 781496, 6.50%, 09/15/32	34,518
42,632	PL# 781548, 7.00%, 11/15/32	45,089
25,842	PL# 781584, 7.00%, 05/15/32	27,335
2,169,820	PL# 781804, 6.00%, 09/15/34	2,244,029
1,867,332	PL# 781847, 6.00%, 12/15/34	1,931,118
1,835,271	PL# 781902, 6.00%, 02/15/35	1,897,912
100,400,000	TBA, 5.50%, 02/01/39	103,161,918
12,500,000	TBA, 6.00%, 02/01/39	12,908,203

		125,106,868

	Resolution Funding Strips — 0.1%
1,200,000	Zero coupon, 07/15/18(20)	860,379
1,200,000	Zero coupon, 10/15/18(20)	849,532

		1,709,911

	Total US Government Agency Securities (Cost $1,069,324,451)	1,095,445,690

	Corporate Bonds and Notes — 48.2%
	Banks and Financial Services — 10.0%
3,000,000	Bank of America Corp., 7.80%, 09/15/16	3,053,958
4,550,000	Bank of America Corp., 6.00%, 09/01/17	4,621,080
2,675,000	Bank of America Corp., 5.75%, 12/01/17	2,670,830
105,000	Bank of America Corp., 5.65%, 05/01/18	105,623
7,565,000	Bear Stearns Companies, Inc. (The), Series MTN, 6.95%, 08/10/12	7,856,805
1,000,000	Bear Stearns Companies, Inc. (The), Series MTNB, 4.55%, 06/23/10	998,515
14,330,000	Citigroup, Inc., 3.63%, 02/09/09(4)(5)	14,284,330
3,980,000	Citigroup, Inc., 4.13%, 02/22/10	3,921,992
1,000,000	Citigroup, Inc., 5.30%, 10/17/12	963,726
14,675,000	General Electric Capital Corp., 5.00%, 11/15/11	14,871,792
5,820,000	General Electric Capital Corp., Series GMTN, 6.15%, 08/07/37	5,835,225
5,680,000	General Electric Capital Corp., Series MTN, 5.00%, 04/10/12	5,630,067
8,095,000	Goldman Sachs Group, Inc., 5.25%, 10/15/13	7,436,488
390,000	Icahn Enterprises Finance Corp., 8.13%, 06/01/12	300,300
4,045,000	Icahn Enterprises Finance Corp., 7.13%, 02/15/13	2,791,050
1,100,000	JPMorgan Chase & Company, 7.00%, 11/15/09	1,111,620
7,750,000	JPMorgan Chase Bank NA, Series BKNT, 6.00%, 07/05/17	7,816,635
1,945,000	JPMorgan Chase Bank NA, Series BKNT, 6.00%, 10/01/17	1,961,881
630,000,000	Kreditanstalt fur Wiederaufbau (Germany), Series EMTN, Floating Rate, 0.67%, 08/08/11(2)(17)	6,950,884
2,250,000	Lehman Brothers Holdings, Inc., 6.50%, 07/19/17(9)	225
4,400,000	Lehman Brothers Holdings, Inc., Series MTN, 5.25%, 02/06/12(9)	418,000
5,730,000	Lehman Brothers Holdings, Inc., Series MTN, 5.63%, 01/24/13(9)	544,350
2,005,000	Lehman Brothers Holdings, Inc., Series MTN, 6.75%, 12/28/17(9)	201

See notes to financial statements.

CORE BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2008

Principal		Value

	Corporate Bonds and Notes (continued)
	Banks and Financial Services (continued)

$3,800,000	Lehman Brothers Holdings, Inc., Series MTN, 7.00%, 09/27/27(9)	$361,000
425,000	Morgan Stanley, 6.75%, 04/15/11	418,169
19,360,000	Morgan Stanley, Floating Rate, 4.57%, 01/09/12(2)	15,275,271
565,000	Morgan Stanley, Series MTN, 6.25%, 08/28/17	481,316
18,175,000	Private Expert Funding Corp., Series Y, 3.55%, 04/15/13	18,935,914
3,365,000	SLM Corp., Series MTN, 5.40%, 10/25/11	2,545,400
3,972,000	SLM Corp., Series MTNA, 4.00%, 01/15/09	3,953,860
2,370,000	SLM Corp., Series MTNA, 4.00%, 01/15/10	2,145,307
1,535,000	SunTrust Banks, Inc., Series CD, 4.42%, 06/15/09	1,529,501
10,780,000	UBS AG Stamford Branch, Series DPNT (Switzerland), 5.88%, 12/20/17	9,902,993
5,900,000	UBS AG Stamford Branch, Series MTN (Switzerland), 5.75%, 04/25/18	5,354,811
7,565,000	Wachovia Bank NA, Series BKNT, 6.60%, 01/15/38	8,207,329
4,090,000	Wells Fargo & Company, 4.63%, 08/09/10	4,108,806

		167,365,254

	Broadcast Services/Media — 1.9%
5,279,000	Comcast Cable Communications Holdings, 8.38%, 03/15/13	5,461,252
1,800,000	Comcast Cable Communications, Inc., 6.75%, 01/30/11	1,806,844
965,000	Comcast Corp., 7.05%, 03/15/33	1,006,583
7,165,000	Comcast Corp., 6.95%, 08/15/37	7,545,118
465,000	Cox Communications, Inc., 7.75%, 11/01/10	456,404
475,000	CSC Holdings, Inc., Series B, 8.13%, 07/15/09	472,625
555,000	CSC Holdings, Inc., Series B, 8.13%, 08/15/09	552,225
1,070,000	News America Holdings, 7.63%, 11/30/28	1,073,229
260,000	News America, Inc., 7.28%, 06/30/28	250,200
1,675,000	TCI Communications, Inc., 7.13%, 02/15/28	1,584,039
9,150,000	Time Warner Cable, Inc., 6.20%, 07/01/13	8,654,939
725,000	Time Warner Entertainment, 8.38%, 07/15/33	731,619
1,910,000	Time Warner, Inc., 7.57%, 02/01/24	1,840,745

		31,435,822

	Computer Equipment, Software and Services — 0.7%
1,945,000	International Business Machines Corp., 5.70%, 09/14/17	2,079,429
5,000,000	International Business Machines Corp., 7.63%, 10/15/18	5,995,974
2,980,000	Oracle Corp., 5.75%, 04/15/18	3,116,985

		11,192,388

	Construction Services and Supplies — 0.1%
2,875,000	Belvoir Land LLC — 144A, 5.40%, 12/15/47	1,852,449

	Electronics — 0.0%
470,000	L-3 Communications Corp., 5.88%, 01/15/15	423,000
155,000	L-3 Communications Corp., Series B, 6.38%, 10/15/15	144,925

		567,925

	Entertainment, Leisure and Recreation — 0.0%
3,285,000	Harrah’s Operating Company, Inc. — 144A, 10.75%, 02/01/18(12)	427,050
810,088	Harrah’s Operating Company, Inc. — 144A, 10.00%, 12/15/18	295,682

		722,732

	Environmental Waste Management and Recycling Services — 0.0%
560,000	Aleris International, Inc., 9.00%, 12/15/14(12)	33,600

	Food and Beverage — 0.5%
4,792,000	Kraft Foods, Inc., 6.50%, 08/11/17	4,816,641
4,375,000	Kraft Foods, Inc., 6.13%, 02/01/18	4,287,049

		9,103,690

See notes to financial statements.

CORE BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2008

Principal		Value

	Corporate Bonds and Notes (continued)

	Insurance — 0.7%
$5,355,000	Hartford Life Global Funding, Series MTN, Floating Rate, 2.17%, 09/15/09(2)	$4,987,856
6,550,000	MetLife Global Funding I — 144A, 5.13%, 04/10/13	6,103,021

		11,090,877

	Machinery — 0.1%
2,150,000	Atlantic Marine, Inc. — 144A, 5.34%, 12/01/50	1,410,271

	Medical Equipment, Supplies, and Services — 0.2%
3,600,000	WellPoint, Inc., 5.95%, 12/15/34	2,990,765

	Metals and Mining — 0.4%
730,000	AK Steel Corp., 7.75%, 06/15/12	569,400
1,695,000	Freeport-McMoRan Copper & Gold, Inc., 8.25%, 04/01/15	1,440,750
3,080,000	Freeport-McMoRan Copper & Gold, Inc., 8.38%, 04/01/17	2,525,600
1,999,000	Ispat Inland ULC (Canada), 9.75%, 04/01/14	1,710,988

		6,246,738

	Oil, Coal and Gas — 1.1%
4,000,000	Anadarko Petroleum Corp., 5.95%, 09/15/16	3,533,237
2,965,000	Arch Western Finance, 6.75%, 07/01/13	2,579,550
2,000,000	Canadian National Resources (Canada), 6.25%, 03/15/38	1,571,990
120,000	Compton Petroleum Finance Corp. (Canada), 7.63%, 12/01/13	36,000
1,425,000	Consolidated Natural Gas, Series A, 5.00%, 03/01/14	1,325,052
365,000	El Paso Natural Gas, 8.63%, 01/15/22	328,874
2,600,000	Enterprise Products Operating LP, 4.95%, 06/01/10	2,490,254
3,680,000	Gaz Capital (Gazprom) — 144A (Russia), 7.29%, 08/16/37	2,171,200
1,795,000	Petrobras International Finance Company (Cayman Islands), 5.88%, 03/01/18	1,613,705
665,000	Tennessee Gas Pipeline Company, 7.00%, 10/15/28	508,815
1,700,000	XTO Energy, Inc., 6.75%, 08/01/37	1,592,159

		17,750,836

	Paper and Forest Products — 0.1%
400,000	Catalyst Paper Corp., Series D (Canada), 8.63%, 06/15/11	176,000
845,000	Georgia-Pacific LLC — 144A, 7.13%, 01/15/17	709,800

		885,800

	Pharmaceuticals/Research and Development — 0.2%
530,000	Bio-Rad Laboratories, Inc., 6.13%, 12/15/14	425,325
600,000	Bristol-Myers Squibb, 6.88%, 08/01/97	662,867
1,580,000	Wyeth, 6.00%, 02/15/36	1,695,191

		2,783,383

	Private Asset Backed: Automobiles/Motor Vehicles, Automotive Equipment and Repairs — 1.3%
3,558,377	Daimler Chrysler Auto Trust, Series 2006-B, Class A3, 5.33%, 08/08/10	3,533,234
18,911,000	Nissan Auto Receivables Owner Trust, Series 2006-B, Class A4, 5.22%, 11/15/11	18,628,061

		22,161,295

	Private Asset Backed: Banks and Financial Services — 3.8%
3,028,833	Banc of America Alternative Loan Trust, Series 2004-7, Class 4A1, 5.00%, 08/25/19	2,563,150
4,271,413	Bear Stearns Adjustable Rate Mortgage Trust, Series 2004-8, Class 14A1, Floating Rate, 5.47%, 11/25/34(3)	3,876,232
3,330,000	Greenwich Capital Commercial Funding Corp., Series 2004-GG1, Class A4, 4.76%, 06/10/36	3,232,270
11,200,000	Greenwich Capital Commercial Funding Corp., Series 2005-GG3, Class A3, 4.57%, 01/10/12	9,333,605

See notes to financial statements.

CORE BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2008

Principal		Value

	Corporate Bonds and Notes (continued)
	Private Asset Backed: Banks and Financial Services (continued)

$1,759,582	JPMorgan Chase Commercial Mortgage Securities Corp. — 144A, Series 2004-CB8, Class A1A, 4.16%, 01/12/39	$1,446,450
106,915	Morgan Stanley Capital I, Series 1999-FNV1, Class A2, 6.53%, 03/15/31	106,592
7,875,000	Morgan Stanley Capital I, Series 2007-IQ15, Class AM, Floating Rate, 5.88%, 01/11/17(3)	3,658,023
997,283	SLM Student Loan Trust, Series 2005-5, Class A1 (Luxembourg), Floating Rate, 3.54%, 01/25/18(2)	994,816
18,210,000	SLM Student Loan Trust, Series 2008-5, Class A2 (Luxembourg), Floating Rate, 4.64%, 10/25/16(2)	17,040,576
4,600,000	SLM Student Loan Trust, Series 2008-5, Class A3 (Luxembourg), Floating Rate, 4.84%, 01/25/18(2)	4,078,188
12,410,000	SLM Student Loan Trust, Series 2008-5, Class A4 (Luxembourg), Floating Rate, 5.24%, 07/25/23(2)	10,228,555
7,854,654	Washington Mutual Asset Securities Corp. — 144A, Series 2005-C1A, Class A2, 5.15%, 05/25/36	7,594,082

		64,152,539

	Private Asset Backed: Credit Cards — 1.1%
19,800,000	Chase Issuance Trust, Series 2007-A17, Class A, 5.12%, 10/15/14	18,368,256

	Private Asset Backed: Mortgage and Home Equity — 22.3%
4,605,054	American Home Mortgage Assets, Series 2006-6, Class A1A, Floating Rate, 0.66%, 12/25/46(3)	1,906,586
10,051,292	Banc of America Commercial Mortgage, Inc., Series 2000-1, Class A2A, 7.33%, 11/15/31	10,023,042
7,637,356	Banc of America Commercial Mortgage, Inc., Series 2001-1, Class A2, 6.50%, 04/15/36	7,495,604
16,715,000	Banc of America Commercial Mortgage, Inc., Series 2002-2, Class A3, 5.12%, 07/11/43	15,508,440
11,170,000	Banc of America Commercial Mortgage, Inc., Series 2002-PB2, Class A4, 6.19%, 06/11/35	10,695,246
13,250,000	Banc of America Commercial Mortgage, Inc., Series 2007-2, Class A4, Floating Rate, 5.69%, 04/10/49(3)	10,066,552
4,526,309	Bear Stearns Adjustable Rate Mortgage Trust, Series 2005-1, Class 4A1, Floating Rate, 5.34%, 03/25/35(3)	2,867,218
215,218	Bear Stearns Commercial Mortgage Securities, Inc., Series 2001, Class A1, 6.08%, 02/15/35	212,655
2,545,000	Bear Stearns Commercial Mortgage Securities, Inc., Series 2005-PWR8, Class A4, 4.67%, 06/11/41	2,150,108
3,085,350	Chase Commercial Mortgage Securities Corp., Series 2000-3, Class A2, 7.32%, 10/15/32	3,070,366
2,430,000	Citigroup Commercial Mortgage Trust, Series 2006-C5, Class A4, 5.43%, 10/15/49	1,904,722
12,075,947	Citigroup Mortgage Loan Trust, Inc., Series 2005-4, Class A, Floating Rate, 5.34%, 08/25/35(3)	8,350,800
3,761,647	Citigroup Mortgage Loan Trust, Inc., Series 2007-AMC3, Class A2A, Floating Rate, 0.58%, 03/25/37(3)	3,246,118
1,037,500	Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2007-CD4, Class A4, 5.32%, 12/11/49	724,275
3,487,500	Commercial Mortgage Pass-Through Certificate, Series 2007-C9, Class A4, Floating Rate, 5.82%, 07/10/17(3)	2,644,448
6,104,616	Countrywide Alternative Loan Trust, Series 2005-50CB, Class 1A1, 5.50%, 11/25/35	3,021,785
2,098,320	Countrywide Alternative Loan Trust, Series 2006-OA10, Class 1A1, Floating Rate, 3.22%, 08/25/46(3)	881,294
5,577,804	Countrywide Alternative Loan Trust, Series 2006-OA21, Class A1, Floating Rate, 0.70%, 03/20/47(3)	2,285,595

See notes to financial statements.

CORE BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2008

Principal		Value

	Corporate Bonds and Notes (continued)
	Private Asset Backed: Mortgage and Home Equity (continued)

$5,922,319	Countrywide Alternative Loan Trust, Series 2007-5CB, Class 1A31, 5.50%, 04/25/37	$3,509,060
2,488,784	Countrywide Home Loans, Series 2006-OA5, Class 2A1, Floating Rate, 0.67%, 04/25/36(3)	974,522
8,344,802	Countrywide Home Loans, Series 2007-16, Class A1, 6.50%, 10/25/37	5,661,431
10,280,000	Credit Suisse First Boston Mortgage Securities Corp., Series 2002-CKS4, Class A2, 5.18%, 11/15/36	9,396,289
14,005,000	Credit Suisse First Boston Mortgage Securities Corp., Series 2003-C3, Class A5, 3.94%, 05/15/38	11,913,139
584,957	Credit Suisse Mortgage Capital Certificates, Series 2006-3, Class 1A1A, Floating Rate, 0.56%, 04/25/36(3)	577,982
4,773,584	Deutsche Alt-A Securities, Inc., Mortgage Loan Trust, Series 2006-OA1, Class A1, Floating Rate, 0.67%, 02/25/47(3)	1,937,468
4,220,166	DLJ Commercial Mortgage Corp., Series 2000-CKP1, Class A1B, 7.18%, 11/10/33	4,202,949
12,337,108	First Union National Bank Commercial Mortgage, Series 2001-C2, Class A2, 6.66%, 01/12/43	12,125,440
10,380,000	GE Capital Commercial Mortgage Corp., Series 2002-1A, Class A3, 6.27%, 12/10/35	9,747,885
11,875,000	GE Capital Commercial Mortgage Corp., Series 2002-2A, Class A3, 5.35%, 08/11/36	10,783,746
3,537,445	GMAC Commercial Mortgage Securities, Inc., Series 1999-C2, Class A2, 6.95%, 09/15/33	3,523,502
4,866,891	GMAC Commercial Mortgage Securities, Inc., Series 1999-C3, Class A2, 7.18%, 08/15/36	4,850,351
12,905,000	Greenwich Capital Commercial Funding Corp., Series 2007-GG9, Class A4, 5.44%, 03/10/39	9,822,407
3,175,000	GS Mortgage Securities Corp. II, Series 2005-GG4, Class A4A, 4.75%, 07/10/39	2,561,005
5,027,000	GS Mortgage Securities Corp. II, Series 2005-GG4, Class AJ, 4.78%, 07/10/39	2,249,026
2,556,050	GSR Mortgage Loan Trust, Series 2004-9, Class 3A1, Floating Rate, 4.35%, 08/25/34(3)	1,750,349
2,951,873	GSR Mortgage Loan Trust, Series 2005-AR1, Class 2A1, Floating Rate, 4.91%, 01/25/35(3)	1,727,964
8,523,777	GSR Mortgage Loan Trust, Series 2005-AR4, Class 6A1, 5.25%, 07/25/35	6,256,491
5,968,182	GSR Mortgage Loan Trust, Series 2006-OA1, Class 2A1, Floating Rate, 0.66%, 08/25/46(3)	2,900,281
632,422	Harborview Mortgage Loan Trust, Series 2005-8, Class 1A2A, Floating Rate, 0.91%, 09/19/35(3)	293,219
8,827,103	Harborview Mortgage Loan Trust, Series 2006-11, Class A1A, Floating Rate, 0.75%, 12/19/36(3)	3,503,408
8,673,345	Harborview Mortgage Loan Trust, Series 2006-9, Class 2A1A, Floating Rate, 0.79%, 11/19/36(3)	3,730,280
4,283,661	IndyMac INDA Mortgage Loan Trust, Series 2006-AR2, Class 4A1, Floating Rate, 5.90%, 09/25/36(3)	2,322,205
10,490,000	JPMorgan Chase Commercial Mortgage Securities Corp., Series 2001-C1, Class A3, 5.86%, 10/12/35	10,012,977
6,650,000	JPMorgan Chase Commercial Mortgage Securities Corp., Series 2001-CIB2, Class A3, 6.43%, 04/15/35	6,467,414
8,802,067	JPMorgan Chase Commercial Mortgage Securities Corp., Series 2001-CIBC, Class A3, 6.26%, 03/15/33	8,603,237
9,350,000	JPMorgan Chase Commercial Mortgage Securities Corp., Series 2005-CB12, Class A4, 4.90%, 09/12/37	7,390,473
1,665,000	JPMorgan Chase Commercial Mortgage Securities Corp., Series 2006-CB17, Class A4, 5.43%, 12/12/43	1,263,759
14,046,876	JPMorgan Mortgage Trust, Series 2006-A2, Class 4A1, Floating Rate, 3.88%, 08/25/34(3)	10,489,083

See notes to financial statements.

CORE BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2008

Principal		Value

	Corporate Bonds and Notes (continued)
	Private Asset Backed: Mortgage and Home Equity (continued)

$1,553,824	JPMorgan Mortgage Trust, Series 2006-S2, Class 2A2, 5.88%, 07/25/36	$1,145,945
4,974,457	JPMorgan Mortgage Trust, Series 2006-S3, Class 1A12, 6.50%, 08/25/36	3,652,961
1,337,367	JPMorgan Mortgage Trust, Series 2007-S1, Class 1A2, 5.50%, 03/25/22	908,992
4,055,440	JPMorgan Mortgage Trust, Series 2007-S1, Class 2A22, 5.75%, 03/25/37	2,674,594
4,677,190	JPMorgan Mortgage Trust, Series 2007-S2, Class 1A15, 6.75%, 06/25/37	3,014,466
13,111,619	LB-UBS Commercial Mortgage Trust, Series 2000-C3, Class A2, 7.95%, 05/15/25	13,168,289
5,937,586	LB-UBS Commercial Mortgage Trust, Series 2000-C4, Class A2, 7.37%, 08/15/26	5,933,538
7,395,000	LB-UBS Commercial Mortgage Trust, Series 2003-C7, Class A3, 4.56%, 09/15/27	6,986,193
9,100,000	LB-UBS Commercial Mortgage Trust, Series 2004-C8, Class A4, 4.51%, 12/15/29	8,268,815
11,910,000	LB-UBS Commercial Mortgage Trust, Series 2006-C7, Class A3, 5.35%, 11/15/38	9,276,753
9,658,000	LB-UBS Commercial Mortgage Trust, Series 2007-C2, Class A3, 5.43%, 02/15/40	6,941,247
11,842,000	LB-UBS Commercial Mortgage Trust, Series 2007-C7, Class A2, 5.59%, 09/15/45	9,005,760
8,918,777	Merrill Lynch Mortgage Investors Trust, Series 2006-A3, Class 3A1, Floating Rate, 5.82%, 05/25/36(3)	4,433,619
10,675,000	Morgan Stanley Capital I, Series 2008-T29, Class A4, 6.28%, 01/11/18	8,275,479
3,786,992	Popular ABS Mortgage Pass-Through Trust, Series 2006-D, Class A1, Floating Rate, 0.53%, 11/25/46(3)	3,555,438
7,732,103	Residential Asset Securitization Trust, Series 2005-A14, Class A4, 5.50%, 12/25/35	6,340,044
8,500,452	Salomon Brothers Mortgage Securities VII, Series 2001-C2, Class A3, 6.50%, 10/13/11	8,257,127
4,780,044	Structured Adjustable Rate Mortgage Loan, Series 2007-3, Class 3A1, Floating Rate, 5.71%, 04/25/37(3)	2,312,177
16,230,000	Wachovia Bank Commercial Mortgage Trust, Series 2007-C33, Class A4, Floating Rate, 5.90%, 07/15/17(3)	11,729,017
2,805,037	Washington Mutual Mortgage Pass-Through Certificates, Series 2007-OA4, Class 1A, Floating Rate, 3.03%, 05/25/47(3)	1,199,154
6,578,430	Washington Mutual Mortgage Pass-Through Certificaties, Series 2007-HY1, Class 1A1, Floating Rate, 5.71%, 02/25/37(3)	3,588,394
4,959,358	Wells Fargo Mortgage Backed Securities Trust, Series 2006-3, Class A9, 5.50%, 03/25/36	4,331,855
400,000	Wells Fargo Mortgage Backed Securities Trust, Series 2006-AR4, Class 2A4, Floating Rate, 5.78%, 04/25/36(3)	228,869

		372,830,922

	Private Asset Backed: Other — 0.2%
3,715,429	Structured Asset Securities Corp. — 144A, Series 2003-AL2, Class A, 3.36%, 01/25/31	2,741,511

	Private Asset Backed: Utilities — 0.5%
8,000,000	Peco Energy Transition Trust, Series 2000-A, Class A4, 7.65%, 03/01/10	8,180,576

	Telecommunications Equipment and Services — 2.2%
625,000	America Movil SA de CV (Mexico), 6.38%, 03/01/35	530,007
10,025,000	AT&T, Inc., 6.50%, 09/01/37	10,796,825
810,000	Cincinnati Bell, Inc., 7.25%, 07/15/13	712,800

See notes to financial statements.

CORE BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2008

Principal		Value

	Corporate Bonds and Notes (continued)
	Telecommunications Equipment and Services (continued)

$800,000	Citizens Communications Company, 6.25%, 01/15/13	$680,000
2,350,000	New England Telephone & Telegraph, 7.88%, 11/15/29	2,065,516
970,000	New Jersey Bell Telephone, 7.85%, 11/15/29	862,583
2,755,000	Qwest Communications International, Inc., 7.50%, 02/15/14	1,969,825
755,000	Qwest Communications International, Inc., Series B, 7.50%, 02/15/14	539,825
675,000	Qwest Corp., Floating Rate, 5.25%, 06/15/13(2)	502,875
890,000	Rogers Wireless, Inc. (Canada), 7.50%, 03/15/15	881,214
1,950,000	Sprint Nextel Corp., 6.00%, 12/01/16	1,374,750
1,725,000	Telecom Italia Capital (Luxembourg), 5.25%, 10/01/15	1,313,156
75,000	Telefonica Emisiones SAU (Spain), 6.42%, 06/20/16	74,870
850,000	Telefonica Europe BV (the Netherlands), 7.75%, 09/15/10	863,058
6,700,000	Verizon Communications, Inc., 8.75%, 11/01/18	7,860,587
215,000	Verizon Maryland, Inc., Series B, 5.13%, 06/15/33	156,525
1,470,000	Vodafone Group PLC (United Kingdom), 5.00%, 12/16/13	1,414,100
500,000	Vodafone Group PLC (United Kingdom), 5.00%, 09/15/15	458,502
890,000	Wind Acquistion Finance SA — 144A (Luxembourg), 10.75%, 12/01/15	765,400
1,375,000	Windstream Corp., 8.13%, 08/01/13	1,265,000
1,220,000	Windstream Corp., 8.63%, 08/01/16	1,079,700

		36,167,118

	Transportation — 0.2%
560,000	Overseas Shipholding Group, 7.50%, 02/15/24	372,400
2,495,000	United Parcel Service, Inc., 6.20%, 01/15/38	2,750,623

		3,123,023

	Utilities — 0.6%
321,176	AES Ironwood LLC, 8.86%, 11/30/25	279,423
235,000	AES Red Oak LLC, Series B, 9.20%, 11/30/29	202,100
2,735,000	Centerpoint Energy, Inc., Series B, 7.25%, 09/01/10	2,692,534
264,556	Elwood Energy LLC, 8.16%, 07/05/26	179,359
1,000,000	Florida Power & Light Company, 5.63%, 04/01/34	1,061,161
1,700,000	Florida Power Corp., 6.40%, 06/15/38	1,898,458
81,813	Homer City Funding LLC, 8.73%, 10/01/26	75,268
560,000	NRG Energy, Inc., 7.38%, 02/01/16	520,800
4,355,000	Texas Competitive Electric Holdings Company LLC — 144A, 10.50%, 11/01/15	3,092,049

		10,001,152

	Total Corporate Bonds and Notes (Cost $942,083,651)	803,158,922

	Preferred Corporate Bonds and Notes — 3.2%
	Banks and Financial Services — 2.4%
3,840,000	Bank of America Corp., Series K, Variable Rate, 8.00%, perpetual(1)	2,762,066
4,775,000	Bank of America Corp., Series M, Variable Rate, 8.13%, perpetual(1)	3,571,700
2,245,000	Barclays Bank PLC — 144A (United Kingdom), Variable Rate, 7.43%, perpetual(1)	1,135,027
2,670,000	Citigroup Capital XXI, Variable Rate, 8.30%, 12/21/57(1)	2,059,203
6,885,000	Credit Suisse (Guernsey), Variable Rate, 5.86%, perpetual(1)	3,213,457
5,375,000	General Electric Capital Corp., Variable Rate, 6.38%, 11/15/67(1)	3,378,558
3,230,000	Goldman Sachs Capital II, Variable Rate, 5.79%, perpetual(1)	1,241,686
6,685,000	JPMorgan Chase & Company, Series 1, Variable Rate, 7.90%, perpetual(1)	5,560,783
5,795,000	JPMorgan Chase Capital XXV, 6.80%, 10/01/37	5,339,426

See notes to financial statements.

CORE BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2008

Principal		Value

	Preferred Corporate Bonds and Notes (continued)
	Banks and Financial Services (continued)

$1,015,000	Lehman Brothers Capital Trust VII, Series MTN, Variable Rate, 5.86%, perpetual(1)(9)	$102
6,450,000	Royal Bank of Scotland Group PLC — 144A (United Kingdom), Variable Rate, 6.99%, perpetual(1)	3,015,607
980,000	UBS Preferred Funding Trust I, Variable Rate, 8.62%, perpetual(1)	592,063
6,240,000	Wachovia Corp., Series K, Variable Rate, 7.98%, perpetual(1)	5,318,976
2,895,000	ZFS Finance USA Trust V — 144A, Variable Rate, 6.50%, 05/09/37(1)	1,186,950

		38,375,604

	Insurance — 0.8%
7,320,000	American International Group — 144A, Variable Rate, 8.18%, 05/15/58(1)	2,847,663
3,800,000	Chubb Corp., Variable Rate, 6.38%, 03/29/67(1)	2,356,730
2,350,000	Lincoln National Corp., Variable Rate, 7.00%, 05/17/66(1)	987,000
4,455,000	MetLife, Inc., 6.40%, 12/15/36	2,673,000
3,595,000	Progressive Corp., Variable Rate, 6.70%, 06/15/37(1)	1,767,241
2,150,000	Reinsurance Group of America, Inc., Variable Rate, 6.75%, 12/15/65(1)	812,648
4,125,000	Travelers Companies, Inc. (The), Variable Rate, 6.25%, 03/15/37(1)	2,702,028

		14,146,310

	Total Preferred Corporate Bonds and Notes (Cost $86,418,156)	52,521,914

	Foreign Government Obligations — 2.4%
9,700,000	AID-Israel (Israel), 5.50%, 09/18/23	11,989,879
1,155,000	Bundesrepublik Deutschland, Series 05 (Germany), 4.00%, 01/04/37(16)	1,720,205
2,975,000	Bundesrepublik Deutschland, Series 07 (Germany), 4.25%, 07/04/39(16)	4,696,655
52,300,000	Mexican Bonos De Desarrollo, Series M10 (Mexico), 7.25%, 12/15/16(19)	3,619,099
175,210,000	Mexican Bonos De Desarrollo, Series M20 (Mexico), 10.00%, 12/05/24(19)	14,533,251
2,645,000	United Kingdom Treasury Bond (United Kingdom), 4.25%, 12/07/49(15)	4,160,811

	Total Foreign Government Obligations (Cost $43,799,105)	40,719,900

Contracts

	Purchased Put Options — 0.0%
69,900,000	Expiring 08/09/10. If exercised the Series receives floating 3 month LIBOR, and pays 5.78%, expiring 08/11/20, European Style	341,930
31,200,000	Expiring 10/21/09. If exercised the Series receives floating 3 month LIBOR, and pays 6.50%, expiring 10/23/09, European Style	77,227

	Total Purchased Put Options (Cost $2,869,050)	419,157

Principal

	Securities Lending Collateral — 0.1%
$2,425,000	Securities Lending Collateral Investment (Note 4) (Cost $2,425,000)	2,425,000

	Total Securities (Cost $2,182,914,107)	2,035,413,009

	Repurchase Agreements — 0.5%
8,044,299	With State Street Bank and Trust, dated 12/31/08, 0.01%, due 01/02/09, repurchase proceeds at maturity $8,044,303 (Collateralized by US Treasury Bill, 0.01%, due 01/02/09, with a value of $8,291,700) (Cost $8,044,299)	8,044,299

	Total Investments before Call and Put Options Written and Securities Sold Short — 122.5% (Cost $2,190,958,406)	2,043,457,308

See notes to financial statements.

CORE BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2008

Contracts		Value

	Call Options Written — (0.6)%
(35,600,000)	Expiring 05/04/10. If exercised the Series receives floating 3 month LIBOR, and pays 4.88%, expiring 05/06/20, European Style	$(6,797,528)
(20,000,000)	Expiring 10/14/11. If exercised the Series receives floating 3 month LIBOR, and pays 4.98%, expiring 10/18/21, European Style	(3,692,912)

	Total Call Options Written (Premium $2,789,320)	(10,490,440)

	Put Options Written — (0.0)%
(35,600,000)	Expiring 05/04/10. If exercised the Series receives 4.88%, and pays floating 3 month LIBOR, expiring 05/06/20, European Style	(299,813)
(20,000,000)	Expiring 10/14/11. If exercised the Series receives 4.98%, and pays floating 3 month LIBOR, expiring 10/18/21, European Style	(339,430)

	Total Put Options Written (Premium $2,789,320)	(639,243)

Principal

	Securities Sold Short — (15.0)%
$(24,600,000)	Fannie Mae, TBA, 5.50%, 01/01/24	(25,330,325)
(900,000)	Fannie Mae, TBA, 6.00%, 01/01/24	(933,187)
(45,900,000)	Fannie Mae, TBA, 5.00%, 01/01/39	(46,861,054)
(90,600,000)	Fannie Mae, TBA, 5.50%, 01/01/39	(92,865,000)
(40,700,000)	Fannie Mae, TBA, 6.00%, 01/01/39	(41,895,562)
(29,900,000)	Fannie Mae, TBA, 6.50%, 01/01/39	(31,049,296)
(8,000,000)	Fannie Mae, TBA, 5.50%, 02/01/39	(8,175,000)
(1,900,000)	Freddie Mac Gold, TBA, 6.00%, 01/01/24	(1,966,500)
(700,000)	Freddie Mac Gold, TBA, 6.50%, 01/01/39	(726,908)

	Total Securities Sold Short (Proceeds $247,817,336)	(249,802,832)

	Total Investments net of Call and Put Options Written and Securities Sold Short — 106.9% (Cost $1,937,562,430)	1,782,524,793
	Liabilities less other assets — (6.9)%	(115,212,108)

	Net Assets — 100.0%	$1,667,312,685

The aggregate cost of securities for federal income tax purposes at December 31, 2008 is $2,191,657,611.

The following amounts are based on cost for federal income tax purposes:

Gross unrealized appreciation	$46,643,819
Gross unrealized depreciation	(194,844,122)

Net unrealized depreciation	$(148,200,303)

See summary of footnotes and abbreviations to portfolios.

See notes to financial statements.

TOTAL RETURN BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS

December 31, 2008

Principal		Value

	US Treasury Securities — 3.7%
	US Treasury Bonds — 1.0%
$50,000	8.75%, 05/15/17	$73,578
740,000	8.88%, 08/15/17	1,101,617
550,000	6.38%, 08/15/27	804,891
670,000	5.38%, 02/15/31	920,622
80,000	4.75%, 02/15/37	111,475

		3,012,183

	US Treasury Inflation Index — 2.0%
44,552	1.88%, 07/15/15	42,084
130,984	2.00%, 01/15/16	125,437
461,283	2.50%, 07/15/16	457,643
20,906	2.63%, 07/15/17	21,424
206,879	2.38%, 01/15/25	203,324
87,322	2.00%, 01/15/26	82,254
1,804,790	2.38%, 01/15/27(5)	1,813,108
3,464,302	1.75%, 01/15/28(5)	3,200,688

		5,945,962

	US Treasury Notes — 0.1%
10,000	1.75%, 11/15/11	10,228
170,000	1.13%, 12/15/11	170,758
130,000	1.50%, 12/31/13	129,705

		310,691

	US Treasury Strips — 0.6%
2,995,000	Zero coupon, 11/15/24	1,950,584

	Total US Treasury Securities (Cost $9,856,561)	11,219,420

	US Government Agency Securities — 58.7%
	Fannie Mae — 40.3%
790,000	3.00%, 07/12/10	814,234
940,000	5.25%, 08/01/12	990,779
1,165,226	PL# 256219, 5.50%, 04/01/36	1,171,211
2,286,719	PL# 256552, 5.50%, 01/01/37	2,346,843
2,749,395	PL# 735580, 5.00%, 06/01/35	2,812,662
268,479	PL# 735809, Variable Rate, 4.83%, 08/01/35(1)	269,126
4,247,892	PL# 745275, 5.00%, 02/01/36	4,342,987
2,029,109	PL# 745959, 5.50%, 11/01/36	2,082,460
27,386	PL# 759626, 6.00%, 02/01/34	28,290
41,130	PL# 795774, 6.00%, 10/01/34	42,442
183,584	PL# 796050, 6.00%, 08/01/34	189,443
1,104,858	PL# 796278, 6.00%, 12/01/34	1,140,122
39,921	PL# 801516, HB, Variable Rate, 4.71%, 08/01/34(1)	39,862
437,862	PL# 809169, 6.00%, 01/01/35	451,838
85,595	PL# 810896, HB, Variable Rate, 4.83%, 01/01/35(1)	86,047
17,275	PL# 820426, 6.00%, 03/01/35	17,808
460,001	PL# 852523, 5.50%, 02/01/36	472,095
1,030,209	PL# 888022, 5.00%, 02/01/36	1,053,272
889,900	PL# 888893, 5.50%, 08/01/37	913,298
95,447	PL# 889745, 5.50%, 06/01/36	98,076
377,729	PL# 893681, 6.00%, 10/01/36	389,313
674,508	PL# 893923, 6.00%, 10/01/36	695,194
919,556	PL# 894005, 6.00%, 10/01/36	947,757
1,306,340	PL# 904000, 6.00%, 01/01/37	1,346,402
2,906,986	PL# 916397, 6.50%, 05/01/37	3,022,648
1,346,558	PL# 918653, 6.00%, 06/01/37	1,387,778
135,466	PL# 929774, 5.50%, 07/01/38	139,007
380,273	PL# 934327, 6.00%, 07/01/38	391,876
91,539	PL# 950385, HB, Variable Rate, 5.86%, 08/01/37(1)	95,101
9,337,922	PL# 950694, 6.00%, 10/01/37	9,623,768
796,214	PL# 975639, 5.00%, 07/01/38	813,790
2,934,054	PL# 981034, 5.00%, 04/01/38	2,998,820
661,830	PL# 983897, 5.50%, 06/01/38	679,128
298,614	PL# 985143, 5.00%, 09/01/38	305,206
5,060,621	PL# 985730, 5.50%, 06/01/38	5,192,887
996,319	PL# 987420, 5.00%, 07/01/38	1,018,311
7,100,000	TBA, 5.50%, 01/01/24	7,310,785
4,800,000	TBA, 6.00%, 01/01/24	4,977,000
55,730,000	TBA, 5.00%, 01/01/39	56,896,876
2,400,000	TBA, 5.50%, 01/01/39	2,460,000
1,000,000	TBA, 6.00%, 01/01/39	1,029,375

		121,083,917

	Federal Agricultural Mortgage Corp. — 0.3%
900,000	144A, 5.13%, 04/19/17(5)	1,015,758

	Federal Home Loan Bank — 0.2%
490,000	5.50%, 07/15/36(4)	627,950

	Freddie Mac — 2.7%
90,575	PL# 1B2694, Variable Rate, 4.36%, 12/01/34(1)(5)	90,325
759,020	PL# 1G2201, HB, Variable Rate, 6.09%, 09/01/37(1)(4)	776,873
3,478,560	PL# 1G2403, HB, Variable Rate, 5.57%, 01/01/38(1)	3,557,037
323,385	PL# 1N1447, HB, Variable Rate, 5.77%, 02/01/37(1)(4)	330,733
1,882,410	PL# 1N1454, HB, Variable Rate, 5.88%, 04/01/37(1)(4)	1,924,165
612,333	PL# 1N1463, HB, Variable Rate, 5.88%, 05/01/37(1)(4)	627,092
820,318	PL# 1N1582, HB, Variable Rate, 5.93%, 05/01/37(1)(4)	840,282

		8,146,507

	Freddie Mac Gold — 11.7%
802,912	PL# A39644, 5.50%, 11/01/35	822,894

See notes to financial statements.

TOTAL RETURN BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2008

Principal		Value

	US Government Agency Securities (continued)
	Freddie Mac Gold (continued)

$768,976	PL# A39756, 5.00%, 11/01/35(4)	$786,912
9,487,670	PL# G02427, 5.50%, 12/01/36(4)(5)	9,722,300
917,641	PL# G03092, 5.50%, 07/01/37(4)	940,283
4,364,309	PL# G03695, 5.50%, 11/01/37(4)	4,472,239
8,031,949	PL# G03696, 5.50%, 01/01/38(4)	8,230,128
5,698,832	PL# G04222, 5.50%, 04/01/38(4)	5,839,444
1,500,000	TBA, 5.00%, 01/01/24	1,539,375
400,000	TBA, 5.00%, 01/01/39	408,750
2,400,000	TBA, 6.00%, 01/01/39	2,472,000

		35,234,325

	Government National Mortgage Association — 3.3%
530,891	PL# 605617, 5.00%, 07/15/34	546,291
1,260,804	PL# 612902, 5.00%, 07/15/33	1,298,165
537,799	PL# 636084, 5.00%, 01/15/35	553,063
1,577,313	PL# 644631, 5.00%, 09/15/35	1,622,081
2,400,000	TBA, 5.00%, 01/01/39	2,460,000
3,400,000	TBA, 5.50%, 01/01/39	3,505,719

		9,985,319

	Tennessee Valley Authority — 0.2%
440,000	5.98%, 04/01/36	571,120

	Total US Government Agency Securities (Cost $171,989,787)	176,664,896

	Corporate Bonds and Notes — 52.4%
	Advertising — 0.0%
90,000	Lamar Media Corp., Series B, 6.63%, 08/15/15	65,025

	Aerospace and Defense — 0.0%
45,000	DRS Technologies, Inc., 6.63%, 02/01/16(5)	45,000

	Airlines — 0.2%
300,000	Continental Airlines, Inc., Series A, 5.98%, 04/19/22(5)	201,000
73,889	Delta Air Lines, Inc., Series 2001-1, Class A-1, 6.62%, 03/18/11(5)	64,283
373,974	Delta Air Lines, Inc., Series 2007-1, Class A, 6.82%, 08/10/22(5)	217,089

		482,372

	Apparel: Manufacturing and Retail — 0.0%
200,000	Neiman Marcus Group, Inc., 7.13%, 06/01/28	94,000

	Automobile: Rental — 0.0%
75,000	Hertz Corp., 8.88%, 01/01/14	46,125
135,000	Hertz Corp., 10.50%, 01/01/16	61,594

		107,719

	Automobiles/Motor Vehicles, Automotive Equipment and Repairs — 0.3%
600,000	Daimler Chrysler NA Holding, 5.88%, 03/15/11(5)	523,201
1,100,000	Ford Motor Company, 7.45%, 07/16/31	308,000
840,000	General Motors Corp., 8.25%, 07/15/23(8)	138,600
150,000	General Motors Corp., 8.38%, 07/15/33	26,250
55,000	Visteon Corp., 8.25%, 08/01/10	17,050
141,000	Visteon Corp. — 144A, 12.25%, 12/31/16	33,840

		1,046,941

	Banks and Financial Services — 11.9%
100,000	AGFC Capital Trust I — 144A, Variable Rate, 6.00%, 01/15/67(1)(5)	23,885
420,000	Aiful Corp. — 144A (Japan), 5.00%, 08/10/10(5)	230,916
420,000	American Express Company, Variable Rate, 6.80%, 09/01/66(1)(5)	217,413
220,000	American Express Credit Company, Series MTNC, 5.88%, 05/02/13(5)	211,194
220,000	American General Finance Corp. Series MTNJ, 6.90%, 12/15/17(5)	95,210
30,000	BAC Capital Trust XIV, Variable Rate, 5.63%, perpetual(1)(5)	12,020
800,000	Bear Stearns Companies, Inc. (The), 7.25%, 02/01/18(5)	876,685
860,000	Caterpillar Financial Service Corp., Series MTNF, 6.20%, 09/30/13(5)	886,589
1,160,000	Citigroup, Inc., 6.50%, 08/19/13(5)	1,170,540
1,260,000	Citigroup, Inc., 5.00%, 09/15/14(5)	1,108,273
1,030,000	Citigroup, Inc., 6.88%, 03/05/38(5)	1,172,024

See notes to financial statements.

TOTAL RETURN BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2008

Principal		Value

	Corporate Bonds and Notes (continued)
	Banks and Financial Services (continued)

$80,000	Countrywide Financial Corp., Series MTN, Floating Rate, 4.35%, 01/05/09(2)	$80,000
2,440,000	Countrywide Financial Corp., Series MTNA, 4.50%, 06/15/10(5)	2,397,331
3,645,000	Ford Motor Credit Company LLC, 5.80%, 01/12/09	3,634,673
720,000	Ford Motor Credit Company LLC, 7.38%, 10/28/09	632,319
1,110,000	Ford Motor Credit Company LLC, 12.00%, 05/15/15	828,902
800,000	General Motors Acceptance Corp., 5.85%, 01/14/09(8)	794,786
290,000	Glitnir Banki HF — 144A (Iceland), 6.33%, 07/28/11(9)	13,775
800,000	Glitnir Banki HF — 144A (Iceland), Variable Rate, 6.69%, 06/15/16(1)(9)	120
2,040,000	GMAC LLC, 5.63%, 05/15/09	1,960,370
1,184,103	GMAC LLC — 144A, 6.63%, 05/15/12(14)	1,129,622
295,081	GMAC LLC — 144A, 7.50%, 12/31/13(14)	234,404
256,840	GMAC LLC — 144A, 8.00%, 12/31/18(14)	152,520
362,272	GMAC LLC — 144A, 8.00%, 11/01/31(14)	247,701
380,000	Goldman Sachs Group, Inc. (The), 4.50%, 06/15/10	374,448
140,000	Goldman Sachs Group, Inc. (The), 5.45%, 11/01/12	133,547
100,000	HBOS Treasury Services PLC — 144A, 5.25%, 02/21/17	97,298
960,000	HSBC Finance Corp., 4.63%, 09/15/10	947,646
100,000	HSBK Europe BV — 144A (the Netherlands), 9.25%, 10/16/13	73,000
270,000	ICICI Bank, Ltd. — 144A (India), Variable Rate, 6.38%, 04/30/22(1)	141,780
920,000	ICICI Bank, Ltd. — REG S (India), Variable Rate, 6.38%, 04/30/22(1)	484,951
920,000	JPMorgan Chase & Company, 5.13%, 09/15/14	891,552
1,100,000	JPMorgan Chase & Company, 5.15%, 10/01/15	1,038,683
950,000	JPMorgan Chase & Company, 6.13%, 06/27/17	934,916
80,000	JPMorgan Chase & Company, Series 2, 2.13%, 06/22/12	80,333
200,000	Kaupthing Bank hf — 144A (Iceland), 7.13%, 05/19/16(9)	1,500
2,400,000	Kaupthing Bank hf — 144A, Series 1 (Iceland), 7.63%, 02/28/15(9)(14)(20)	144,000
320,000	Landisbanki Islands hf — 144A (Iceland), 6.10%, 08/25/11(9)	5,600
410,000	Lehman Brothers E — Capital Trust I, Floating Rate, 3.02%, 08/19/65(2)(9)	41
480,000	Lehman Brothers Holdings, Inc., Series MTN, 5.25%, 02/06/12(9)	45,600
970,000	Lehman Brothers Holdings, Inc., Series MTN, 6.75%, 12/28/17(9)	97
1,420,000	Merrill Lynch & Company, Inc., Series MTN, 6.88%, 04/25/18	1,485,357
350,000	Mitsubishi UFJ Financial Group Capital Financial I, Ltd. (Cayman Islands), Variable Rate, 6.35%, perpetual(1)	243,853
610,000	Morgan Stanley, Series MTN, 5.63%, 01/09/12	578,467
200,000	Morgan Stanley, Series MTNF, Floating Rate, 4.95%, 10/18/16(2)	137,611
10,000	Rabobank Capital Funding Trust II — 144A, Variable Rate, 5.26%, perpetual(1)	5,290
20,000	Rabobank Capital Funding Trust III — 144A, Variable Rate, 5.25%, perpetual(1)	10,965
490,000	Resona Preferred Global Securities — 144A (Cayman Islands), Variable Rate, 7.19%, perpetual(1)	233,283
200,000	Royal Bank of Scotland Group PLC, Series MTNU (United Kingdom), Variable Rate, 7.64%, perpetual(1)	79,657
780,000	RSHB Capital — 144A (Luxembourg), 6.30%, 05/15/17	444,600
220,000	Santander Issuances — 144A (Spain), Variable Rate, 5.81%, 06/20/16(1)	197,923
610,000	Shinsei Financial, Ltd. — 144A (Cayman Islands), Variable Rate, 6.42%, perpetual(1)	127,583

120,000	SLM Corp., Series MTN, 5.05%, 11/14/14	79,859

See notes to financial statements.

TOTAL RETURN BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2008

Principal		Value

	Corporate Bonds and Notes (continued)
	Banks and Financial Services (continued)

$675,000	SLM Corp., Series MTNA, 5.00%, 10/01/13	$482,976
1,005,000	SLM Corp., Series MTNA, 5.38%, 05/15/14	678,248
40,000	SLM Corp., Series MTNA, 5.00%, 04/15/15	25,376
105,000	SLM Corp., Series MTNA, 5.63%, 08/01/33	63,698
400,000	SunTrust Banks, Inc., Series CD, 4.42%, 06/15/09	398,567
150,000	SunTrust Capital VIII, Variable Rate, 6.10%, 12/15/36(1)	105,602
270,000	TNK-BP Finance SA — 144A (Luxembourg), 7.50%, 07/18/16	140,400
100,000	TNK-BP Finance SA — 144A (Luxembourg), 6.63%, 03/20/17	48,000
108,000	TNK-BP Finance SA — REG S (Luxembourg), 7.50%, 07/18/16	56,700
510,000	TNK-BP Finance SA, Series 6 — 144A, (Luxembourg), 7.88%, 03/13/18	255,000
520,000	Turanalem Finance BV — 144A (the Netherlands), 8.25%, 01/22/37	223,600
1,860,000	Turanalem Finance BV (the Netherlands), 8.25%, 01/22/37	799,800
1,300,000	UBS AG Stamford Branch, Series MTN (Switzerland), 5.75%, 04/25/18	1,179,874
460,000	Wachovia Capital Trust III, Variable Rate, 5.80%, perpetual(1)	271,400
1,150,000	Wachovia Corp., 5.25%, 08/01/14	1,071,241
940,000	Wachovia Corp., Series MTNG, 5.50%, 05/01/13	929,511
340,000	Wells Fargo Capital X, 5.95%, 12/15/36	291,396
1,300,000	Wells Fargo Capital XV, Variable Rate, 9.75%, perpetual(1)	1,313,000

		35,465,101

	Broadcast Services/Media — 1.2%
130,000	CCH I, LLC/CCH I Capital Corp., 11.00%, 10/01/15	22,750
20,000	Clear Channel Communications, Inc., 6.25%, 03/15/11	6,000
90,000	Clear Channel Communications, Inc., 5.50%, 09/15/14	10,800
50,000	Clear Channel Communications, Inc., 4.90%, 05/15/15	5,500
320,000	Comcast Cable Communications, 8.88%, 05/01/17(5)	341,713
730,000	Comcast Corp., 6.50%, 01/15/15(5)	717,539
50,000	Comcast Corp., 6.50%, 01/15/17(5)	49,386
210,000	Comcast Corp., 5.88%, 02/15/18(5)	198,996
235,000	CSC Holdings, Inc., Series B, 7.63%, 04/01/11	221,488
115,000	Echostar DBS Corp., 7.00%, 10/01/13	99,763
145,000	Echostar DBS Corp., 7.75%, 05/31/15	123,250
20,000	News America, Inc., 6.20%, 12/15/34	18,251
40,000	News America, Inc., 6.65%, 11/15/37	39,590
60,000	Rogers Cable, Inc. (Canada), 6.75%, 03/15/15	58,429
450,000	Time Warner Cable, Inc., 5.85%, 05/01/17	411,099
180,000	Time Warner Entertainment, 8.38%, 07/15/33	181,643
720,000	Time Warner, Inc., 6.88%, 05/01/12(5)	691,701
290,000	Time Warner, Inc., 7.70%, 05/01/32(5)	290,358

		3,488,256

	Chemicals — 0.4%
1,020,000	Dow Chemical Company, 5.70%, 05/15/18(5)	906,177
60,000	Georgia Gulf Corp., 9.50%, 10/15/14	18,000
400,000	PPG Industries, Inc., 6.65%, 03/15/18	394,022
44,000	Westlake Chemical Corp., 6.63%, 01/15/16	25,520

		1,343,719

	Computer Equipment, Software and Services — 0.2%
530,000	Electronic Data Systems, 7.13%, 10/15/09	538,811
240,000	Sungard Data Systems, Inc., 10.25%, 08/15/15	158,400

		697,211

	Consumer Goods and Services — 0.1%
110,000	Reynolds American, Inc., 7.63%, 06/01/16	91,609
190,000	Reynolds American, Inc., 6.75%, 06/15/17	150,820

		242,429

See notes to financial statements.

TOTAL RETURN BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2008

Principal		Value

	Corporate Bonds and Notes (continued)

	Containers and Packaging — 0.0%
$110,000	Graham Packaging Company, LP, 8.50%, 10/15/12	$78,375

	Electronics — 0.0%
15,000	NXP BV/NXP Funding LLC (the Netherlands), 7.88%, 10/15/14	5,850
55,000	NXP BV/NXP Funding LLC (the Netherlands), 9.50%, 10/15/15	10,450

		16,300

	Entertainment, Leisure and Recreation — 0.1%
15,000	Boyd Gaming Corp., 6.75%, 04/15/14	9,450
40,000	Boyd Gaming Corp., 7.13%, 02/01/16	23,600
60,000	Inn of The Mountain Gods, 12.00%, 11/15/10	19,800
135,000	MGM MIRAGE, 7.63%, 01/15/17	87,075
30,000	River Rock Entertainment Authority, 9.75%, 11/01/11	24,900
140,000	Station Casinos, Inc., 7.75%, 08/15/16	26,600

		191,425

	Environmental Waste Management and Recycling Services — 0.2%
600,000	Waste Management, Inc., 6.38%, 11/15/12	559,517

	Equipment Rental and Leasing — 0.4%
3,330,000	International Lease Finance Corp. E-Capital Trust I — 144A, Variable Rate, 5.90%, 12/21/65(1)	1,067,301
440,000	International Lease Finance Corp. E-Capital Trust II — 144A, Variable Rate, 6.25%, 12/21/65(1)	183,750

		1,251,051

	Food and Beverage — 0.7%
1,290,000	Diageo Capital PLC (United Kingdom), 7.38%, 01/15/14(5)	1,374,174
600,000	Pepsico, Inc., 7.90%, 11/01/18	735,388

		2,109,562

	Funeral Services — 0.0%
50,000	Service Corp. International, 7.63%, 10/01/18	37,000
55,000	Service Corp. International, 7.50%, 04/01/27	35,200

		72,200

	Insurance — 0.5%
130,000	American International Group, Inc., Series MTNG, 5.85%, 01/16/18(5)	87,137
20,000	ASIF Global Financing XIX — 144A, 4.90%, 01/17/13(5)	16,055
825,000	Chubb Corp., 5.75%, 05/15/18(5)	792,138
220,000	Humana, Inc., 7.20%, 06/15/18	176,921
600,000	Merna Reinsurance, Ltd., Series B — 144A (Bermuda), Floating Rate, 3.21%, 07/07/10(2)	541,740

		1,613,991

	Machinery — 0.0%
60,000	Terex Corp., 7.38%, 01/15/14	52,200

	Manufacturing — 0.2%
120,000	Tyco International Group SA (Luxembourg), 6.38%, 10/15/11	117,953
440,000	Tyco International Group SA (Luxembourg), 6.00%, 11/15/13	412,859

		530,812

	Medical Equipment, Supplies, and Services — 0.6%
190,000	Community Health Systems, Inc., 8.88%, 07/15/15	174,800
230,000	DaVita, Inc., 6.63%, 03/15/13	218,500
3,000	HCA, Inc., 6.30%, 10/01/12	2,115
56,000	HCA, Inc., 6.25%, 02/15/13	35,000
110,000	HCA, Inc., 6.75%, 07/15/13	69,300
50,000	HCA, Inc., 9.13%, 11/15/14	46,375
100,000	HCA, Inc., 9.25%, 11/15/16	91,750
707,000	HCA, Inc., 9.63%, 11/15/16(12)	551,460
555,000	Tenet Healthcare Corp., 9.88%, 07/01/14	446,775

See notes to financial statements.

TOTAL RETURN BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2008

Principal		Value

	Corporate Bonds and Notes (continued)
	Medical Equipment, Supplies, and Services (continued)

$50,000	WellPoint, Inc., 5.88%, 06/15/17	$45,507

		1,681,582

	Metals and Mining — 1.2%
730,000	Alcoa, Inc., 6.00%, 07/15/13(5)	660,054
880,000	Evraz Group SA — 144A (Luxembourg), 8.88%, 04/24/13	448,800
320,000	Freeport-McMoRan Copper & Gold, Inc., 8.38%, 04/01/17	262,400
870,000	Rio Tinto Finance USA, Ltd. (Australia), 6.50%, 07/15/18	637,859
155,000	Steel Dynamics, Inc., 7.38%, 11/01/12	113,150
105,000	Steel Dynamics, Inc., 6.75%, 04/01/15	72,450
1,304,000	Vale Overseas, Ltd. (Cayman Islands), 6.88%, 11/21/36	1,183,640
520,000	Vedanta Resources PLC — 144A (United Kingdom), 8.75%, 01/15/14	312,000

		3,690,353

	Office Equipment, Supplies, and Services — 0.0%
30,000	Xerox Corp., 6.75%, 02/01/17	21,769

	Oil, Coal and Gas — 5.5%
740,000	Anadarko Finance Company, Series B, 7.50%, 05/01/31(5)	654,365
80,000	Anadarko Petroleum Corp., 5.95%, 09/15/16(5)	70,665
1,250,000	Anadarko Petroleum Corp., 6.45%, 09/15/36(5)	986,043
240,000	Apache Corp., 5.25%, 04/15/13(5)	243,186
950,000	Apache Corp., 5.63%, 01/15/17(5)	956,380
800,000	Baker Hughes, Inc., 7.50%, 11/15/18(5)	886,926
60,000	Chesapeake Energy Corp., 6.38%, 06/15/15	47,400
140,000	Chesapeake Energy Corp., 6.25%, 01/15/18	103,600
195,000	Complete Production Services, Inc., 8.00%, 12/15/16	122,850
210,000	Conoco, Inc., 6.95%, 04/15/29(5)	225,981
305,000	Dynegy Holdings, Inc., 7.75%, 06/01/19	210,450
1,420,000	El Paso Corp., 7.00%, 06/15/17	1,111,298
19,000	El Paso Corp., Series MTN, 7.80%, 08/01/31	12,379
92,000	El Paso Corp., Series MTN, 7.75%, 01/15/32	59,719
110,000	El Paso Natural Gas, 8.38%, 06/15/32(5)	94,918
770,000	Gaz Capital (Gazprom) — 144A (Luxembourg), 6.51%, 03/07/22	458,150
80,000	Hess Corp., 7.88%, 10/01/29(5)	76,799
440,000	Hess Corp., 7.30%, 08/15/31(5)	400,337
760,000	Intergas Finance BV — 144A (the Netherlands), 6.38%, 05/14/17	440,800
1,010,000	KazMunaiGaz Finance Sub BV — 144A (Kazakhstan), 8.38%, 07/02/13	787,800
200,000	Kerr-McGee Corp., 6.95%, 07/01/24	175,370
295,000	Kerr-McGee Corp., 7.88%, 09/15/31	271,561
310,000	Key Energy Services, Inc., 8.38%, 12/01/14	204,600
30,000	Kinder Morgan Energy Partners LP, 6.30%, 02/01/09	29,971
470,000	Kinder Morgan Energy Partners LP, 6.75%, 03/15/11	457,141
130,000	Kinder Morgan Energy Partners LP, 5.85%, 09/15/12	119,054
260,000	Kinder Morgan Energy Partners LP, 6.00%, 02/01/17	225,726
1,030,000	Kinder Morgan Energy Partners LP, Series MTN, 6.95%, 01/15/38	833,009
1,060,000	Occidental Petroleum Corp., 7.00%, 11/01/13	1,156,931
160,000	OPTI Canada, Inc. (Canada), 7.88%, 12/15/14	81,600
120,000	OPTI Canada, Inc. (Canada), 8.25%, 12/15/14	64,800
45,000	Peabody Energy Corp., Series B, 6.88%, 03/15/13	42,638
1,300,000	Pemex Project Funding Master Trust, 6.63%, 06/15/35	1,100,450
120,000	Pemex Project Funding Master Trust — 144A, 6.63%, 06/15/35	101,580
720,000	Petrobas International Finance Company (Cayman Islands), 6.13%, 10/06/16	702,000

See notes to financial statements.

TOTAL RETURN BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2008

Principal		Value

	Corporate Bonds and Notes (continued)
	Oil, Coal and Gas (continued)

$125,000	Semgroup LP — 144A, 8.75%, 11/15/15(8)(9)(20)	$4,375
5,000	Southern Natural Gas, 8.00%, 03/01/32	4,166
60,000	Southern Natural Gas — 144A, 5.90%, 04/01/17	47,547
65,000	Suburban Propane Partners, 6.88%, 12/15/13	53,300
20,000	Tennessee Gas Pipeline, 7.63%, 04/01/37	15,875
120,000	Transocean, Inc. (Cayman Islands), 5.25%, 03/15/13	111,456
370,000	Williams Companies, Inc., 7.88%, 09/01/21	283,050
380,000	Williams Companies, Inc., 7.75%, 06/15/31	260,300
130,000	Williams Companies, Inc., 8.75%, 03/15/32	96,850
840,000	Williams Companies, Inc., Series A, 7.50%, 01/15/31	562,800
550,000	XTO Energy, Inc., 7.50%, 04/15/12	543,597
340,000	XTO Energy, Inc., 5.65%, 04/01/16	311,939
10,000	XTO Energy, Inc., 6.25%, 08/01/17	9,603
270,000	XTO Energy, Inc., 5.50%, 06/15/18	244,425
70,000	XTO Energy, Inc., 6.75%, 08/01/37	65,559

		16,131,319

	Paper and Forest Products — 0.2%
820,000	Weyerhaeuser Company, 6.75%, 03/15/12	734,023

	Pharmaceuticals/Research and Development — 0.3%
200,000	Abbott Laboratories, 5.60%, 11/30/17(5)	216,436
280,000	FMC Finance III SA (Luxembourg), 6.88%, 07/15/17	261,800
470,000	Wyeth, 5.95%, 04/01/37	521,835

		1,000,071

	Printing and Publishing — 0.0%
440,000	Idearc, Inc., 8.00%, 11/15/16	33,000
40,000	RH Donnelley Corp., Series A-4, 8.88%, 10/15/17	6,000
40,000	Sun Media Corp. (Canada), 7.63%, 02/15/13	32,200
80,000	TL Acquisitions, Inc. — 144A, 10.50%, 01/15/15	32,800

		104,000

	Private Asset Backed: Automobiles/Motor Vehicles, Automotive Equipment and Repairs — 0.5%
1,450,666	Wells Fargo Financial Auto Owner Trust, Series 2005-A, Class A4, 4.28%, 05/15/12	1,412,087

	Private Asset Backed: Banks and Financial Services — 1.6%
2,376,270	Conseco Finance Securitizations Corp., Series 2002-1, Class A, 6.68%, 12/01/33(5)	1,914,030
2,490,923	Conseco Finance Securitizations Corp., Series 2002-2, Class A2, 6.03%, 03/01/33(5)	1,800,389
140,000	Morgan Stanley Capital I, Series 2005-HQ6, Class A4A, 4.99%, 08/13/42	114,377
630,000	Morgan Stanley Capital I, Series 2006-IQ12, Class A4, 5.33%, 12/15/43	473,951
750,000	Morgan Stanley Capital I, Series 2007-IQ14, Class A4, 5.69%, 04/15/49	562,840

		4,865,587

	Private Asset Backed: Credit Cards — 0.4%
1,530,000	Washington Mutual Master Note Trust — 144A, Series 2006-A3A, Class A3, Floating Rate, 1.23%, 09/15/13(3)	1,339,326

	Private Asset Backed: Mortgage and Home Equity — 19.1%
504,844	AAMES Mortgage Investment Trust — 144A, Series 2005-3, Class A1, Floating Rate, 0.62%, 08/25/35(3)	470,181
123,835	Accredited Mortgage Loan Trust, Series 2005-3, Class A1, Floating Rate, 0.71%, 09/25/35(3)	96,906
55,766	Adjustable Rate Mortgage Trust, Series 2004-2, Class 7A2, Floating Rate, 0.89%, 02/25/35(3)	27,115
27,262	Adjustable Rate Mortgage Trust, Series 2004-5, Class 7A2, Floating Rate, 0.85%, 04/25/35(3)	12,919

See notes to financial statements.

TOTAL RETURN BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2008

Principal		Value

	Corporate Bonds and Notes (continued)
	Private Asset Backed: Mortgage and Home Equity (continued)

$1,621,027	American Home Mortgage Assets Trust, Series 2006-2, Class 2A1, Floating Rate, 0.66%, 09/25/46(3)	$642,180
274,749	American Home Mortgage Investment Trust, Series 2005-4, Class 1A1, Floating Rate, 0.76%, 11/25/45(3)	131,579
514,502	Amortizing Residential Collateral Trust, Series 2002-BC5, Class M1, Floating Rate, 1.51%, 07/25/32(3)	357,909
1,214,000	Banc of America Commercial Mortgage, Inc., Series 2005-3, Class A4, 4.67%, 07/10/43(5)	976,738
280,000	Banc of America Commercial Mortgage, Inc., Series 2007-3, Class A3, Floating Rate, 5.66%, 06/10/49(3)(5)	183,033
811,594	Banc of America Funding Corp., Series 2005-E, Class 4A1, Floating Rate, 4.52%, 03/20/35(3)	573,516
498,647	Banc of America Mortgage Securities, Series 2005-A, Class 2A1, Floating Rate, 4.44%, 02/25/35(3)	330,932
206,579	Bear Stearns ALT-A Trust, Series 2004-11, Class 2A2, Floating Rate, 5.41%, 11/25/34(3)	113,335
977,466	Bear Stearns Mortgage Funding Trust, Series 2006-AR1, Class 2A2, Floating Rate, 0.73%, 08/25/36(3)	192,434
1,571,972	Bear Stearns Mortgage Funding Trust, Series 2006-AR5, Class 1A2, Floating Rate, 0.68%, 12/25/46(3)	448,459
1,417,832	Bear Stearns Second Lien Trust — 144A, Series 2007-SV1A, Class A3, Floating Rate, 0.72%, 12/25/36(3)	584,998
7,449,727	Bear Stearns Structured Products, Inc. — 144A, Series 2007-R11, Class A1A, Floating Rate, 1.07%, 09/27/37(3)	7,244,711
1,150,000	Chase Funding Mortgage Loan Asset-Backed, Series 2003-4, Class 1A5, 5.42%, 05/25/33(5)	906,553
2,434,071	Countrywide Alternative Loan Trust, Series 2005-36, Class 2A1A, Floating Rate, 0.78%, 08/25/35(3)	1,080,376
297,026	Countrywide Alternative Loan Trust, Series 2005-36, Class 3A1, Floating Rate, 4.91%, 08/25/35(3)(5)	179,887
674,950	Countrywide Alternative Loan Trust, Series 2005-38, Class A3, Floating Rate, 0.82%, 09/25/35(3)	304,377
150,014	Countrywide Alternative Loan Trust, Series 2005-44, Class 1A1, Floating Rate, 0.80%, 10/25/35(3)	69,283
2,113,069	Countrywide Alternative Loan Trust, Series 2005-51, Class 3A3A, Floating Rate, 0.83%, 11/20/35(3)	984,249
322,265	Countrywide Alternative Loan Trust, Series 2005-59, Class 1A1, Floating Rate, 0.84%, 11/20/35(3)	161,094
707,176	Countrywide Alternative Loan Trust, Series 2005-72, Class A1, Floating Rate, 0.74%, 01/25/36(3)	332,409
936,132	Countrywide Alternative Loan Trust, Series 2005-J12, Class 2A1, Floating Rate, 0.74%, 08/25/35(3)	451,473
940,915	Countrywide Alternative Loan Trust, Series 2006-OA2, Class A5, Floating Rate, 0.74%, 05/20/46(3)	341,857
420,099	Countrywide Alternative Loan Trust, Series 2006-OA6, Class 1A1A, Floating Rate, 0.68%, 07/25/46(3)	147,784
58,775	Countrywide Asset-Backed Certificates, Series 2005-4, Class AF3, 4.46%, 10/25/35(5)	47,889
446,186	Countrywide Home Equity Loan Trust — 144A, Series 2006-RES, Class 4Q1B, Floating Rate, 1.50%, 12/15/33(3)	89,103
156,716	Countrywide Home Equity Loan Trust, Series 2005-G, Class 2A, Floating Rate, 1.42%, 12/15/35(3)	61,287
312,532	Countrywide Home Loans — 144A, Series 2005-R3, Class AF, Floating Rate, 0.87%, 09/25/35(3)	239,745

See notes to financial statements.

TOTAL RETURN BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2008

Principal		Value

	Corporate Bonds and Notes (continued)
	Private Asset Backed: Mortgage and Home Equity (continued)

$411,148	Countrywide Home Loans, Series 2003-60, Class 1A1, Floating Rate, 5.02%, 02/25/34(3)	$287,040
162,860	Countrywide Home Loans, Series 2004-23, Class A, Floating Rate, 6.41%, 11/25/34(3)	79,347
458,131	Countrywide Home Loans, Series 2005-3, Class 1A2, Floating Rate, 0.76%, 04/25/35(3)	224,439
279,569	Credit Suisse Mortgage Capital Certificates — 144A, Series 2006-CF2, Class A1, Floating Rate, 0.73%, 05/25/36(3)	153,794
3,110,000	Credit Suisse Mortgage Capital Certificates, Series 2006-C4, Class A3, 5.47%, 09/15/39(5)	2,288,226
888,138	CS First Boston Mortgage Securities Corp., Series 2004-AR5, Class 7A2, Floating Rate, 4.61%, 06/25/34(3)	651,411
1,270,000	Deutsche Mortgage Securities, Inc. — 144A, Series 2005-WF1, Class 1A3, Floating Rate, 5.10%, 06/26/35(3)(5)	917,912
725,329	First Horizon Alternative Mortgage Securities, Series 2006-FA8, Class 1A8, Floating Rate, 0.84%, 02/25/37(3)	217,081
310,000	GE Capital Commercial Mortgage Corp., Series 2005-C4, Class A4, Floating Rate, 5.33%, 11/10/45(3)	256,812
210,000	GE Capital Commercial Mortgage Corp., Series 2007-C1, Class A4, 5.54%, 02/10/17	156,523
1,000,000	GMAC Commercial Mortgage Securities, Inc., Series 2006-C1, Class A4, 5.24%, 11/10/45	796,877
55,177	GMAC Mortgage Corp. Loan Trust, Series 2003-AR2, Class 1A1, Floating Rate, 5.63%, 12/19/33(3)	54,790
256,218	GMAC Mortgage Corp. Loan Trust, Series 2005-AR1, Class 3A, Floating Rate, 4.64%, 03/18/35(3)	151,483
388,717	Greenpoint Mortgage Funding Trust, Series 2006-AR4, Class A1A, Floating Rate, 0.57%, 09/25/46(3)	292,366
1,304,781	Greenpoint Mortgage Funding Trust, Series 2007-AR1, Class 1A1A, Floating Rate, 0.55%, 02/25/47(3)	658,765
200,000	GS Mortgage Securities Corp. II, Series 2005-GG4, Class AABA, 4.68%, 07/10/39	177,079
2,516,374	Harborview Mortgage Loan Trust, Series 2006-10, Class 2A1A, Floating Rate, 0.76%, 11/19/36(3)	1,002,100
110,240	Impac CMB Trust, Series 2004-6, Class 1A1, Floating Rate, 1.27%, 10/25/34(3)	43,384
1,347,921	IndyMac INDA Mortgage Loan Trust, Series 2007-AR7, Class 1A1, Floating Rate, 6.18%, 11/25/37(3)	880,040
2,352,119	IndyMac Index Mortgage Loan Trust, Series 2005-AR14, Class 2A1A, Floating Rate, 0.77%, 07/25/35(3)	1,080,905
101,201	IndyMac Index Mortgage Loan Trust, Series 2005-AR15, Class A2, 5.10%, 09/25/35	48,590
2,051,685	IndyMac Index Mortgage Loan Trust, Series 2007-AR15, Class 2A1, Floating Rate, 5.94%, 08/25/37(3)	832,966
1,100,000	JPMorgan Chase Commercial Mortgage Securities Corp., Series 2007-LD11, Class A3, Floating Rate, 5.82%, 06/15/49(3)	688,789
1,590,000	JPMorgan Chase Commercial Mortgage Securities Corp., Series 2007-LD11, Class A4, Floating Rate, 5.82%, 06/15/49(3)	1,122,899
934,091	JPMorgan Mortgage Trust, Series 2004-A1, Class 1A1, Floating Rate, 4.80%, 02/25/34(3)	703,821
218,621	JPMorgan Mortgage Trust, Series 2004-A3, Class 1A1, Floating Rate, 4.30%, 07/25/34(3)	167,833
492,013	JPMorgan Mortgage Trust, Series 2006-A2, Class 5A1, Floating Rate, 5.14%, 11/25/33(3)	370,987
900,000	LB-UBS Commercial Mortgage Trust, Series 2005-C3, Class A5, 4.74%, 07/15/30	727,364

See notes to financial statements.

TOTAL RETURN BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2008

Principal		Value

	Corporate Bonds and Notes (continued)
	Private Asset Backed: Mortgage and Home Equity (continued)

$100,000	LB-UBS Commercial Mortgage Trust, Series 2005-C3, Class AAB, 4.66%, 07/15/30	$80,453
200,000	LB-UBS Commercial Mortgage Trust, Series 2005-C5, Class A4, 4.95%, 09/15/40	163,260
197,954	Lehman XS Trust, Series 2005-5N, Class 1A1, Floating Rate, 0.77%, 11/25/35(3)	89,014
1,185,385	Lehman XS Trust, Series 2005-5N, Class 3A1A, Floating Rate, 0.77%, 11/25/35(3)	551,714
159,518	Lehman XS Trust, Series 2005-7N, Class 1A1B, Floating Rate, 0.77%, 12/25/35(3)	45,659
340,669	Lehman XS Trust, Series 2006-GP4, Class 3A1A, Floating Rate, 0.54%, 08/25/46(3)	261,696
994,334	Lehman XS Trust, Series 2007-2N, Class 3A1, Floating Rate, 0.56%, 02/25/37(3)	806,302
1,193,227	Master Adjustable Rate Mortgages Trust — 144A, Series 2007-R5, Class A1, Floating Rate, 5.65%, 11/25/35(3)	640,697
1,411,636	Master Adjustable Rate Mortgages Trust, Series 2006-OA2, Class 1A1, Floating Rate, 3.06%, 12/25/46(3)	288,016
280,000	Merrill Lynch Countrywide Commercial Mortgage Trust, Series 2007-5, Class A4, 5.38%, 08/12/48	206,984
370,000	Merrill Lynch Countrywide Commercial Mortgage Trust, Series 2007-6, Class A4, 5.49%, 03/12/51	254,738
832,149	Merrill Lynch Mortgage Investors Trust, Series 2004-A1, Class 2A1, Floating Rate, 4.85%, 02/25/34(3)	678,273
864,944	Merrill Lynch Mortgage Investors Trust, Series 2004-A3, Class 4A3, Floating Rate, 5.03%, 05/25/34(3)	627,548
136,233	Merrill Lynch Mortgage Investors Trust, Series 2005-A3, Class A1, Floating Rate, 0.74%, 04/25/35(3)	53,359
1,800,819	Merrill Lynch Mortgage Investors Trust, Series 2007-SD1, Class A1, Floating Rate, 0.92%, 02/25/47(3)	1,311,713
500,000	Merrill Lynch Mortgage Investors, Inc., Series 2005-A4, Class 2A2, 4.46%, 07/25/35	254,200
400,000	Merrill Lynch Mortgage Investors, Inc., Series 2005-A5, Class A3, 4.44%, 06/25/35	199,724
330,000	Merrill Lynch Mortgage Trust, Series 2006-C1, Class A4, Floating Rate, 5.66%, 05/12/39(3)	268,751
129,236	MLCC Mortgage Investors, Inc., Series 2003-F, Class A1, Floating Rate, 0.79%, 10/25/28(3)	94,871
528,624	Morgan Stanley Mortgage Loan Trust, Series 2004-8AR, Class 4A2, Floating Rate, 5.36%, 10/25/34(3)	275,960
1,188,406	Morgan Stanley Mortgage Loan Trust, Series 2006-3AR, Class 2A3, Floating Rate, 5.78%, 03/25/36(3)	542,544
417,861	Prime Mortgage Trust — 144A, Series 2006-DR1, Class 1A1, 5.50%, 05/25/35	322,683
197,819	Prime Mortgage Trust — 144A, Series 2006-DR1, Class 1A2, 6.00%, 05/25/35	154,214
1,064,756	Prime Mortgage Trust — 144A, Series 2006-DR1, Class 2A1, 5.50%, 05/25/35	666,165
890,384	Prime Mortgage Trust — 144A, Series 2006-DR1, Class 2A2, 6.00%, 05/25/35	575,585
2,076,277	RAAC — 144A, Series 2007-RP4, Class A, Floating Rate, 0.82%, 11/25/46(3)	933,411
1,200,404	RBSGC Mortgage Pass Through Certificates, Series 2007-B, Class 1A4, Floating Rate, 0.92%, 01/25/37(3)	607,575
1,500,000	Renaissance Home Equity Loan Trust, Series 2007-2, Class AF6, 5.88%, 06/25/37	861,406

See notes to financial statements.

TOTAL RETURN BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2008

Principal		Value

	Corporate Bonds and Notes (continued)
	Private Asset Backed: Mortgage and Home Equity (continued)

$1,040,738	Residential Accredited Loans, Inc., Series 2006-QO10, Class A1, Floating Rate, 0.63%, 01/25/37(3)	$393,597
1,233,309	Residential Accredited Loans, Inc., Series 2007-QO1, Class A1, Floating Rate, 0.62%, 02/25/47(3)	468,656
2,359,000	Residential Accredited Loans, Inc., Series 2007-QO4, Class A1A, Floating Rate, 0.66%, 05/25/47(3)	855,142
1,353,498	Residential Accredited Loans, Inc., Series 2007-QS1, Class 2A2, Floating Rate, 0.83%, 01/25/37(3)	315,268
2,700,000	Securitized Asset Backed Receivables LLC, Series 2007-BR3, Class A2B, Floating Rate, 0.69%, 04/25/37(3)	1,012,631
880,098	Structured Adjustable Rate Mortgage Loan Trust, Series 2004-20, Class 3A1, Floating Rate, 5.35%, 01/25/35(3)	458,875
1,404,383	Structured Adjustable Rate Mortgage Loan Trust, Series 2005-15, Class 1A1, 5.06%, 07/25/35	843,566
552,754	Structured Adjustable Rate Mortgage Loan Trust, Series 2005-16XS, Class A1, Floating Rate, 0.81%, 08/25/35(3)	226,716
713,390	Structured Adjustable Rate Mortgage Loan Trust, Series 2005-19XS, Class 1A1, Floating Rate, 0.79%, 10/25/35(3)	321,241
128,400	Structured Asset Mortgage Investments, Inc., Series 2003-AR4, Class A1, Floating Rate, 0.93%, 01/19/34(3)	85,814
419,198	Structured Asset Mortgage Investments, Inc., Series 2006-AR6, Class 1A3, Floating Rate, 0.66%, 07/25/46(3)	144,318
2,332,201	Structured Asset Securities Corp. — 144A, Series 2007-TC1, Class A, Floating Rate, 0.77%, 04/25/31(3)	1,474,627
1,417,441	Thornburg Mortgage Securities Trust, Series 2006-1, Class A3, Floating Rate, 0.64%, 01/25/46(3)	1,412,035
230,985	Washington Mutual Mortgage Pass-Through Certificates, Series 2005-AR13, Class A1A1, Floating Rate, 0.76%, 10/25/45(3)	126,159
255,621	Washington Mutual Mortgage Pass-Through Certificates, Series 2005-AR15, Class A1A2, Floating Rate, 0.75%, 11/25/45(3)	125,550
150,066	Washington Mutual Mortgage Pass-Through Certificates, Series 2005-AR8, Class 2A1A, Floating Rate, 0.76%, 07/25/45(3)	69,643
3,005,925	Washington Mutual Mortgage Pass-Through Certificates, Series 2006-AR3, Class A1A, Floating Rate, 3.23%, 05/25/46(3)	1,327,266
1,832,543	Washington Mutual Mortgage Pass-Through Certificates, Series 2006-AR6, Class 2A, Floating Rate, 3.22%, 08/25/46(3)	693,434
625,718	Washington Mutual Mortgage Pass-Through Certificates, Series 2007-HY4, Class 4A1, 5.51%, 09/25/36	437,885
2,722,270	Washington Mutual Mortgage Pass-Through Certificates, Series 2007-OA6, Class 1A1B, Floating Rate, 3.07%, 07/25/47(3)	639,788
1,106,157	Zuni Mortgage Loan Trust, Series 2006-OA1, Class A1, Floating Rate, 0.60%, 08/25/36(3)	1,048,572

		57,115,232

	Private Asset Backed: Student Loans — 0.4%
780,000	Nelnet Student Loan Trust, Series 2008-4, Class A4, Floating Rate, 5.02%, 04/25/24(2)	631,904

400,000	SLC Student Loan Trust, Series 2008-1, Class A4A, Floating Rate, 3.60%, 12/15/32(2)	316,763
224,171	SLM Student Loan Trust, Series 2006-5, Class A2, Floating Rate, 3.53%, 07/25/17(2)	217,408

		1,166,075

	Real Estate Development and Services — 0.0%
35,000	Forest City Enterprises, Inc., 7.63%, 06/01/15	12,250

See notes to financial statements.

TOTAL RETURN BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2008

Principal		Value

	Corporate Bonds and Notes (continued)
	Real Estate Development and Services (continued)

$30,000	Forest City Enterprises, Inc., 6.50%, 02/01/17	$10,500
520,000	Realogy Corp., 12.38%, 04/15/15	70,200

		92,950

	Real Estate Investment Trusts — 0.0%
40,000	Host Hotels & Resorts LP, Series Q, 6.75%, 06/01/16	29,200
10,000	Ventas Realty LP/Ventas Capital Corp., 9.00%, 05/01/12	8,900
30,000	Ventas Realty LP/Ventas Capital Corp., 6.50%, 06/01/16	21,975

		60,075

	Retail — 0.2%
766,045	CVS Caremark Corp. — 144A, 6.94%, 01/10/30(5)	481,666

	Scientific and Technical Instruments — 0.0%
100,000	Cie Generale de Geophysique (France), 7.50%, 05/15/15	62,000
105,000	Cie Generale de Geophysique (France), 7.75%, 05/15/17	60,900

		122,900

	Semiconductors — 0.0%
260,000	Freescale Semiconductor, Inc., 8.88%, 12/15/14	114,400

	Telecommunications Equipment and Services — 2.6%
340,000	America Movil SAB de CV (Mexico), 5.63%, 11/15/17(5)	302,270
410,000	AT&T, Inc., 5.10%, 09/15/14	403,025
540,000	AT&T, Inc., 5.50%, 02/01/18(5)	545,738
10,000	Bellsouth Corp., 4.75%, 11/15/12(5)	9,811
75,000	Citizens Communications Company, 7.13%, 03/15/19	50,250
100,000	Citizens Communications Company, 7.88%, 01/15/27	58,000
375,000	Deutsche Telecom International Finance BV (the Netherlands), 5.75%, 03/23/16(5)	358,964
1,290,000	Embarq Corp., 6.74%, 06/01/13(5)	1,090,049
40,000	Intelsat Jackson Holdings (Bermuda), 11.25%, 06/15/16	36,400
320,000	Koninklijke KPN NV (the Netherlands), 8.00%, 10/01/10	322,945
445,000	Koninklijke KPN NV (the Netherlands), 8.38%, 10/01/30	502,624
170,000	Level 3 Financing, Inc., 9.25%, 11/01/14	98,600
300,000	Nextel Communications, Inc., Series E, 6.88%, 10/31/13	127,500
63,000	Qwest Communications International, Inc., Floating Rate, 5.65%, 02/15/09(2)	62,685
360,000	Qwest Communications International, Inc., Series B, 7.50%, 02/15/14	257,400
150,000	Sprint Capital Corp., 8.38%, 03/15/12	120,000
540,000	Sprint Capital Corp., 6.90%, 05/01/19	383,400
80,000	Sprint Capital Corp., 8.75%, 03/15/32	54,000
390,000	Telecom Italia Capital (Luxembourg), 5.25%, 10/01/15	296,888
650,000	Telecom Italia Capital (Luxembourg), 7.00%, 06/04/18	527,313
990,000	Verizon Communications, Inc., 6.90%, 04/15/38	1,114,000
210,000	Verizon Communications, Inc., 8.95%, 03/01/39	271,255
160,000	Verizon Global Funding Corp., 7.38%, 09/01/12	167,385
560,000	Verizon New York, Inc., Series A, 6.88%, 04/01/12	557,173
165,000	Windstream Corp., 8.63%, 08/01/16	146,025

		7,863,700

	Transportation — 0.1%
40,000	Gulfmark Offshore, Inc., 7.75%, 07/15/14	28,400
130,000	Teekay Shipping Corp. (Marshall Islands), 8.88%, 07/15/11	109,850
180,000	Union Pacific Corp., 5.38%, 05/01/14	169,786

		308,036

See notes to financial statements.

TOTAL RETURN BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2008

Principal		Value

	Corporate Bonds and Notes (continued)

	Utilities — 3.3%
$67,000	AES Corp., 7.75%, 03/01/14	$58,960
210,000	AES Corp., 7.75%, 10/15/15	176,400
1,130,000	AES Corp., 8.00%, 10/15/17	926,600
1,590,000	AES Corp. — 144A, 8.00%, 06/01/20	1,232,250
30,000	Dominion Resources, Inc., 4.75%, 12/15/10(5)	29,664
580,000	Dominion Resources, Inc., 5.70%, 09/17/12(5)	574,304
560,000	Dominion Resources, Inc., Series D, 8.88%, 01/15/19(5)	603,898
590,000	Duke Energy Carolinas, 5.63%, 11/30/12(5)	600,860
110,000	Edison Mission Energy, 7.00%, 05/15/17	95,700
140,000	Edison Mission Energy, 7.20%, 05/15/19	114,800
50,000	Edison Mission Energy, 7.63%, 05/15/27	38,750
10,000	Energy Future Holdings Corp. — 144A, 10.88%, 11/01/17	7,100
3,580,000	Energy Future Holdings Corp. — 144A, 11.25%, 11/01/17(12)	1,736,301
370,000	Exelon Corp., 5.63%, 06/15/35(5)	233,567
650,000	FirstEnergy Corp., Series B, 6.45%, 11/15/11	614,416
515,000	FirstEnergy Corp., Series C, 7.38%, 11/15/31	487,198
286,249	Mirant Mid-Atlantic LLC, Series B, 9.13%, 06/30/17	257,624
75,000	NRG Energy, Inc., 7.25%, 02/01/14	70,125
170,000	NRG Energy, Inc., 7.38%, 02/01/16	158,100
45,000	NRG Energy, Inc., 7.38%, 01/15/17	41,400
620,000	Pacific Gas & Electric Company, 5.63%, 11/30/17	634,998
210,000	Pacific Gas & Electric Company, 6.05%, 03/01/34	223,032
140,000	Pacific Gas & Electric Company, 5.80%, 03/01/37	145,209
440,000	TXU Corp., Series P, 5.55%, 11/15/14	205,580
200,000	TXU Corp., Series Q, 6.50%, 11/15/24	70,758
635,000	TXU Corp., Series R, 6.55%, 11/15/34	214,371

		9,551,965

	Total Corporate Bonds and Notes (Cost $224,929,792)	157,410,322

	Preferred Corporate Bonds and Notes — 0.9%
	Banks and Financial Services — 0.5%
610,000	Bank of America Corp., Series K, Variable Rate, 8.00%, perpetual(1)(5)	438,766
90,000	Bank of America Corp., Series M, Variable Rate, 8.13%, perpetual(1)(5)	67,320
160,000	Credit Suisse (Guernsey), Variable Rate, 5.86%, perpetual(1)(5)	74,677
1,190,000	General Electric Capital Corp., Variable Rate, 6.38%, 11/15/67(1)	747,997
40,000	Goldman Sachs Capital II, Variable Rate, 5.79%, perpetual(1)	15,377
930,000	Lehman Brothers Capital Trust VII, Series MTN, Variable Rate, 5.86%, perpetual(1)(9)	93

300,000	Royal Bank of Scotland Group PLC — 144A (United Kingdom), Variable Rate, 6.99%, perpetual(1)	140,261

		1,484,491

	Insurance — 0.4%
1,140,000	MetLife, Inc., 6.40%, 12/15/36	684,000
670,000	Travelers Companies, Inc. (The), Variable Rate, 6.25%, 03/15/37(1)	438,875

		1,122,875

	Total Preferred Corporate Bonds and Notes (Cost $5,035,944)	2,607,366

Shares

	Preferred Stocks — 0.0%
	Banks and Financial Services
1,300	Fannie Mae, Series O, Floating Rate, 7.00%,(2)	975

See notes to financial statements.

TOTAL RETURN BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2008

Shares		Value

	Preferred Stocks (continued)
	Banks and Financial Services (continued)

31,175	Fannie Mae, Series S, Variable Rate, 8.25%,(1)	$25,875
43,300	Freddie Mac, Series Z, Variable Rate, 8.38%,(1)	16,887
342	Preferred Blocker, Inc. — 144A,(14)	57,414

	Total Preferred Stocks (Cost $1,931,035)	101,151

Principal

	Convertible Bonds — 0.0%
	Automobiles/Motor Vehicles, Automotive Equipment and Repairs
$30,000	Ford Motor Company, 4.25%, 12/15/36 (Cost $30,000)	7,725

	Municipal Bonds — 0.2%
	Virginia
515,763	Virginia State Housing Development Authority, Series C, Revenue Bond, 6.00%, 06/25/34 (Cost $507,539)	503,014

	Foreign Government Obligations — 0.4%
725,200	Russian Federation (Russia), 7.50%, 03/31/30	632,490
8,000	United Mexican States (Mexico), 5.63%, 01/15/17	8,000
439,000	United Mexican States, Series MTNA, (Mexico), 6.75%, 09/27/34	463,145

	Total Foreign Government Obligations (Cost $1,257,225)	1,103,635

	Short Term US Government Agency Securities — 6.9%
	Fannie Mae — 3.5%
10,400,000	2.32%, 01/20/09	10,387,266
	Federal Home Loan Bank — 3.4%
10,400,000	1.20%, 05/20/09	10,351,813

	Total Short Term US Government Agency Securities (Cost $20,739,079)	20,739,079

	Securities Lending Collateral — 0.2%
464,950	Securities Lending Collateral Investment (Note 4) (Cost $464,950)	464,950

	Total Securities (Cost $436,741,912)	370,821,558

	Repurchase Agreements — 2.8%
8,409,852	With State Street Bank and Trust, dated 12/31/08, 0.01%, due 01/02/09, repurchase proceeds at maturity $8,409,857 (Collateralized by US Treasury Bill, 0.01%, due 01/02/09, with a value of $8,591,400) (Cost $8,409,852)	8,409,852

	Total Investments before Call and Put Options Written — 126.2% (Cost $445,151,764)	379,231,410

Contracts

	Call Options Written — (0.6)%
(185)	Eurodollar Interest Rate Future, Expiring March 2009 @ 98.25	(335,313)
(179)	US Treasury Note (10 Year) March Future, Expiring February 2009 @ 118	(1,468,359)

	Total Call Options Written (Premium $299,434)	(1,803,672)

	Put Options Written — (0.0)%
(282)	Eurodollar Interest Rate Future, Expiring March 2009 @ 96.75	(1,763)
(170)	US Treasury Note (10 Year) March Future, Expiring February 2009 @ 110	(21,250)
(44)	US Treasury Note (10 Year) March Future, Expiring February 2009 @ 111	(6,187)

	Total Put Options Written (Premium $490,812)	(29,200)

	Total Investments net of Call and Put Options Written — 125.6% (Cost $444,361,518)	377,398,538
	Liabilities less other assets — (25.6)%	(76,985,538)

	Net Assets — 100.0%	$300,413,000

The aggregate cost of securities for federal income tax purposes at December 31, 2008 is $445,280,505.

The following amounts are based on cost for federal income tax purposes:

Gross unrealized appreciation	$7,223,139
Gross unrealized depreciation	(73,272,234)

Net unrealized depreciation	$(66,049,095)

See summary of footnotes and abbreviations to portfolios.

See notes to financial statements.

HIGH YIELD BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS

December 31, 2008

Principal		Value

	Corporate Bonds and Notes — 82.4%
	Advertising — 0.3%
$470,000	Affinion Group, Inc., 10.13%, 10/15/13	$343,100
1,685,000	Affinion Group, Inc., 11.50%, 10/15/15	1,013,106

		1,356,206

	Aerospace and Defense — 1.8%
2,600,000	BE Aerospace, Inc., 8.50%, 07/01/18	2,340,000
2,460,000	DRS Technologies, Inc., 7.63%, 02/01/18	2,460,000
480,000	Hawker Beechcraft Acquisition Company LLC, 8.50%, 04/01/15	196,800
2,700,000	Hawker Beechcraft Acquisition Company LLC, 9.75%, 04/01/17	729,000
1,975,000	Transdigm, Inc., 7.75%, 07/15/14	1,619,500
905,000	Vought Aircraft Industries, Inc., 8.00%, 07/15/11	610,875

		7,956,175

	Airlines — 0.1%
444,176	Continental Airlines, Inc., Series 2001-1, 7.03%, 06/15/11	257,622

	Apparel: Manufacturing and Retail — 2.5%
4,135,000	Levi Strauss & Company, 9.75%, 01/15/15	3,059,900
3,915,000	Levi Strauss & Company, 8.88%, 04/01/16	2,662,200
2,005,000	Oxford Industries, Inc., 8.88%, 06/01/11	1,513,775
4,520,000	Perry Ellis International, Inc., Series B, 8.88%, 09/15/13	2,712,000
205,000	Phillips Van-Heusen Corp., 8.13%, 05/01/13	169,125
2,305,000	Quiksilver, Inc., 6.88%, 04/15/15	743,363

		10,860,363

	Automobile: Rental — 0.9%
260,000	Hertz Corp., 8.88%, 01/01/14	159,900
3,425,000	Hertz Corp., 10.50%, 01/01/16	1,562,656
3,790,000	RSC Equipment Rental, Inc., 9.50%, 12/01/14	2,084,500

		3,807,056

	Automobiles/Motor Vehicles, Automotive Equipment and Repairs — 0.2%
1,245,000	Allison Transmission, Inc. — 144A, 11.00%, 11/01/15	610,050
395,000	Commercial Vehicle Group, 8.00%, 07/01/13	185,650
480,000	Tenneco, Inc., 8.13%, 11/15/15	220,800

		1,016,500

	Banks and Financial Services — 3.2%
1,465,000	Ford Motor Credit Company, 7.88%, 06/15/10	1,172,264
100,000	Ford Motor Credit Company, 9.88%, 08/10/11	73,772
1,965,000	Ford Motor Credit Company LLC, 7.38%, 10/28/09	1,725,704
3,190,000	Ford Motor Credit Company LLC, 5.70%, 01/15/10	2,710,958
8,655,000	Ford Motor Credit Company LLC, 9.75%, 09/15/10	6,923,948
1,210,000	GMAC LLC, Floating Rate, 3.40%, 05/15/09(2)	1,155,550
1,400,000	Nuveen Investments, Inc. — 144A, 10.50%, 11/15/15	309,750

		14,071,946

	Broadcast Services/Media — 5.2%
4,705,000	Cablevision Systems Corp., Series B, 8.00%, 04/15/12	4,187,450
6,690,000	CCO Holdings LLC/Capital Corp., 8.75%, 11/15/13	4,214,700
7,565,000	Charter Communications Operating LLC/Capital Corp. — 144A, 8.38%, 04/30/14	5,787,224
1,850,000	Charter Communications Operating LLC/Capital Corp. — 144A, 10.88%, 09/15/14	1,480,000
460,000	CSC Holdings, Inc., Series B, 8.13%, 08/15/09	457,700
4,255,000	DIRECTV Holdings LLC/DIRECTV Financing Company, Inc., 7.63%, 05/15/16	4,127,350
1,235,000	Kabel Deutschland GMBH (Germany), 10.63%, 07/01/14	1,099,150
570,000	LBI Media, Inc., 11.00%, 10/15/13	228,000
1,315,000	Mediacom Broadband LLC/Mediacom Broadband Corp., 8.50%, 10/15/15	856,394
605,000	Rainbow National Services LLC — 144A, 10.38%, 09/01/14	538,450

		22,976,418

	Business Services and Supplies — 0.9%
1,625,000	Aramark Corp., 8.50%, 02/01/15	1,470,625
1,848,000	Catalina Marketing Corp. — 144A, 11.63%, 10/01/17(20)	960,960

See notes to financial statements.

HIGH YIELD BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2008

Principal		Value

	Corporate Bonds and Notes (continued)
	Business Services and Supplies (continued)

$2,050,000	CEVA Group PLC — 144A (United Kingdom), 10.00%, 09/01/14	$1,519,563
110,000	First Data Corp, 9.88%, 09/24/15	66,550

		4,017,698

	Chemicals — 0.7%
2,570,000	Ineos Group Holdings PLC — 144A (United Kingdom), 8.50%, 02/15/16	231,300
830,000	Nova Chemicals Corp. (Canada), Floating Rate, 5.72%, 11/15/13(11)	315,400
3,900,000	Reichhold Industries, Inc. — 144A, 9.00%, 08/15/14(20)	2,574,000

		3,120,700

	Commercial Services — 0.3%
2,065,000	Ticketmaster — 144A, 10.75%, 08/01/16	1,115,100

	Computer Equipment, Software and Services — 1.6%
3,460,000	Ceridian Corp. — 144A, 11.50%, 11/15/15	1,838,125
170,000	Interface, Inc., 9.50%, 02/01/14	136,000
5,985,000	Sungard Data Systems, Inc. — 144A, 10.63%, 05/15/15	5,117,175

		7,091,300

	Construction Services and Supplies — 1.5%
775,000	ESCO Corp. — 144A, Floating Rate, 5.87%, 12/15/13(2)(20)	496,000
775,000	ESCO Corp. — 144A, 8.63%, 12/15/13	542,500
545,000	Interline Brands, Inc., 8.13%, 06/15/14	430,550
2,245,000	Nortek, Inc., 10.00%, 12/01/13	1,526,600
3,025,000	Panolam Industries International, 10.75%, 10/01/13	1,210,000
2,475,000	Ply Gem Industries, 11.75%, 06/15/13	1,336,500
1,260,000	Texas Industries, Inc. — 144A, 7.25%, 07/15/13	973,350

		6,515,500

	Consumer Goods and Services — 1.2%
3,365,000	Amscan Holdings, Inc., 8.75%, 05/01/14	1,968,525
6,960,000	Yankee Acquisition Corp., Series B, 8.50%, 02/15/15	3,245,100

		5,213,625

	Containers and Packaging — 0.8%
1,055,000	Intertape Polymer US, Inc., 8.50%, 08/01/14	685,750
400,000	Jefferson Smurfit Corp., 7.50%, 06/01/13	70,000
795,000	Owens-Brockway Glass Containers, 8.25%, 05/15/13	783,075
1,246,577	Pliant Corp., 11.63%, 06/15/09(14)	660,353
1,645,000	Smurfit-Stone Container Corp., 8.38%, 07/01/12	271,425
1,140,000	Smurfit-Stone Container Corp., 8.25%, 10/01/12	193,800
260,000	Solo Cup Company, 8.50%, 02/15/14	166,400
3,255,000	Stone Container, 8.00%, 03/15/17	618,450

		3,449,253

	Distribution — 1.0%
645,000	Sally Holdings LLC, 9.25%, 11/15/14	554,700
5,650,000	Sally Holdings LLC, 10.50%, 11/15/16	3,842,000

		4,396,700

	Education — 2.8%
3,135,000	Education Management LLC, 8.75%, 06/01/14	2,382,600
3,610,000	Education Management LLC, 10.25%, 06/01/16	2,617,250
5,165,000	Laureate Education, Inc. — 144A, 10.00%, 08/15/15	3,363,707
5,042,885	Laureate Education, Inc. — 144A, 10.25%, 08/15/15(12)(14)	2,614,453
2,160,000	Laureate Education, Inc. — 144A, 11.75%, 08/15/17	1,215,000

		12,193,010

	Electronics — 0.1%
550,000	Muzak LLC, 10.00%, 02/15/09	330,000

	Energy Services — 0.1%
475,000	Verasun Energy Corp., 9.88%, 12/15/12(9)	285,000

	Engineering — 0.1%
740,000	Alion Science & Technology Corp., 10.25%, 02/01/15	333,925

	Entertainment, Leisure and Recreation — 9.3%
2,505,000	AMC Entertainment, Inc., 8.00%, 03/01/14	1,540,575
5,395,000	AMC Entertainment, Inc., 11.00%, 02/01/16	3,769,755
3,095,000	Buffalo Thunder Development Authority — 144A, 9.38%, 12/15/14	619,000
3,935,000	Caesars Entertainment, Inc., 7.88%, 03/15/10	2,597,100

See notes to financial statements.

HIGH YIELD BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2008

Principal		Value

	Corporate Bonds and Notes (continued)
	Entertainment, Leisure and Recreation (continued)

$2,075,000	CCM Merger, Inc. — 144A, 8.00%, 08/01/13	$1,068,625
935,000	Chukchansi Economic Development Authority — 144A, Floating Rate, 6.10%, 11/15/12(11)(20)	465,163
126,058	Eldorado Casino Shreveport, 10.00%, 08/01/12	112,822
5,645,000	Fontainebleau Las Vegas — 144A, 10.25%, 06/15/15	550,388
3,255,000	Galaxy Entertainment Finance — 144A (British Virgin Islands), 9.88%, 12/15/12	1,432,200
1,495,000	GreekTown Holdings — 144A, 10.75%, 12/01/13(9)	351,325
1,336,966	HRP Myrtle Beach Holdings/CA — 144A, 14.50%, 04/01/14(9) (12)(20)	3,342
1,730,000	HRP Myrtle Beach Operations/CA — 144A, Floating Rate, 8.58%, 04/01/12(9)(11)(20)	86,500
945,000	HRP Myrtle Beach Operations/CA — 144A, 12.50%, 04/01/13(9)(20)	18,900
1,590,000	Indianapolis Downs Capital LLC & Capital Corp. — 144A, 11.00%, 11/01/12	866,550
2,060,000	Inn of The Mountain Gods, 12.00%, 11/15/10	679,800
890,000	Majestic Holdco LLC — 144A, 12.50%, 10/15/11(20)	2,225
1,850,000	Mandalay Resort Group, 6.50%, 07/31/09	1,794,500
2,710,000	Marquee Holdings, Inc., 9.51%, 08/15/14	1,382,100
210,000	MGM MIRAGE, 7.50%, 06/01/16	133,088
2,670,000	Mohegan Tribal Gaming Authority, 6.38%, 07/15/09	2,509,800
1,180,000	Mohegan Tribal Gaming Authority, 8.00%, 04/01/12	719,800
2,225,000	Mohegan Tribal Gaming Authority, 7.13%, 08/15/14	1,123,625
2,340,000	Mohegan Tribal Gaming Authority, 6.88%, 02/15/15	1,181,700
2,275,000	OED Corp./Diamond JO, 8.75%, 04/15/12	1,558,375
240,000	Pinnacle Entertainment, Inc., 8.25%, 03/15/12	182,400
1,605,000	Pinnacle Entertainment, Inc., 7.50%, 06/15/15	930,900
555,000	Pokagon Gaming Authority — 144A, 10.38%, 06/15/14	477,300
985,000	Royal Caribbean Cruises, Ltd. (Liberia), 7.00%, 06/15/13	561,450
385,000	Royal Caribbean Cruises, Ltd. (Liberia), 6.88%, 12/01/13	215,600
250,000	Royal Caribbean Cruises, Ltd. (Liberia), 7.25%, 06/15/16	136,250
510,000	Royal Caribbean Cruises, Ltd. (Liberia), 7.25%, 03/15/18	260,100
475,000	San Pasqual Casino — 144A, 8.00%, 09/15/13(20)	344,375
595,000	Scientific Games Corp. — 144A, 7.88%, 06/15/16	478,975
995,000	Seminole Hard Rock Entertainment — 144A, Floating Rate, 4.50%, 03/15/14(2)(20)	504,963
2,635,000	Travelport LLC, 9.88%, 09/01/14	988,125
300,000	Trump Entertainment Resorts, Inc., 8.50%, 06/01/15	39,750
2,435,000	Tunica-Biloxi Gaming Authority — 144A, 9.00%, 11/15/15(20)	1,923,650
2,130,000	Universal City Development Partners, Ltd., 11.75%, 04/01/10	1,373,850
6,495,000	Universal City Florida, Floating Rate, 7.94%, 05/01/10(2)	2,792,849
3,443,000	Waterford Gaming LLC/Waterford Gaming Finance — 144A, 8.63%, 09/15/14(20)	2,194,568
640,000	WMG Acquisition Corp., 7.38%, 04/15/14	374,400
3,670,000	Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., 6.63%, 12/01/14	2,770,850

		41,117,613

	Environmental Waste Management and Recycling Services — 0.3%
3,090,000	Aleris International, Inc., 9.00%, 12/15/14(12)	185,400
1,800,000	Waste Services, Inc., 9.50%, 04/15/14	1,278,000

		1,463,400

	Food and Beverage — 2.2%
3,980,000	ASG Consolidated LLC/ASG Finance, Inc., 11.50%, 11/01/11	3,383,000
6,935,000	Dole Foods Company, Inc., 8.63%, 05/01/09	6,276,175

		9,659,175

	Insurance — 0.9%
1,120,000	Alliant Holdings I, Inc. — 144A, 11.00%, 05/01/15	604,800

See notes to financial statements.

HIGH YIELD BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2008

Principal		Value

	Corporate Bonds and Notes (continued)
	Insurance (continued)

$1,340,000	Hub International Holdings — 144A, 9.00%, 12/15/14	$819,075
2,825,000	Multiplan, Inc. — 144A, 10.38%, 04/15/16	2,288,250
980,000	USI Holdings Corp. — 144A, Floating Rate, 6.02%, 11/15/14(2)	398,125

		4,110,250

	Internet Services — 0.4%
2,565,000	Expedia, Inc. — 144A, 8.50%, 07/01/19	1,910,925

	Machinery — 1.0%
1,680,000	Altra Industrial Motion, Inc., 9.00%, 12/01/11	1,587,600
830,000	Chart Industries, Inc., 9.13%, 10/15/15	622,500
3,385,000	Stewart & Stevenson LLC, 10.00%, 07/15/14	2,098,700

		4,308,800

	Manufacturing — 0.8%
1,000,000	American Railcar Industries, Inc., 7.50%, 03/01/14	660,000
1,535,000	Bombardier, Inc. — 144A (Canada), 8.00%, 11/15/14	1,350,800
285,000	Harland Clarke Holdings, 9.50%, 05/15/15	108,300
965,000	RBS Global & Rexnord Corp., 9.50%, 08/01/14	718,925
870,000	RBS Global & Rexnord Corp., 11.75%, 08/01/16	493,725
720,000	Venture Holdings Trust, Series B, 9.50%, 07/01/05(9)(13)	72

		3,331,822

	Medical Equipment, Supplies, and Services — 8.2%
2,035,000	Accellent, Inc., 10.50%, 12/01/13	1,393,975
2,595,000	Advanced Medical Optics, 7.50%, 05/01/17	1,323,450
2,235,000	AMR Holding Company/Emcare Holding Company, 10.00%, 02/15/15	2,078,550
5,510,000	Biomet, Inc., 11.63%, 10/15/17	4,711,050
820,000	Community Health Systems, Inc., 8.88%, 07/15/15	754,400
500,000	DaVita, Inc., 6.63%, 03/15/13	475,000
2,340,000	DJO Finance LLC/DJO Finance Corp., 10.88%, 11/15/14	1,684,800
2,790,000	HCA, Inc., 8.75%, 09/01/10	2,678,400
168,000	HCA, Inc., 7.88%, 02/01/11	147,840
2,420,000	HCA, Inc., 9.13%, 11/15/14	2,244,550
9,650,000	HCA, Inc., 9.25%, 11/15/16	8,853,874
2,085,000	National Mentor Holdings, Inc., 11.25%, 07/01/14	1,641,938
2,140,000	Omnicare, Inc., 6.88%, 12/15/15	1,754,800
1,590,000	Res-Care, Inc., 7.75%, 10/15/13	1,295,850
4,015,000	US Oncology, Inc., 9.00%, 08/15/12	3,653,650
1,775,000	US Oncology, Inc., 10.75%, 08/15/14	1,446,625
289,000	Viant Holdings, Inc. — 144A, 10.13%, 07/15/17(20)	95,370

		36,234,122

	Metals and Mining — 1.2%
1,630,000	CII Carbon LLC — 144A, 11.13%, 11/15/15	1,043,200
1,500,000	FMG Finance Property, Ltd. — 144A (Australia), 10.63%, 09/01/16	870,000
1,635,000	Freeport-McMoRan Copper & Gold, Inc., 8.38%, 04/01/17	1,340,700
2,145,000	RathGibson, Inc., 11.25%, 02/15/14	477,263
2,285,000	Steel Dynamics, Inc., 7.38%, 11/01/12	1,668,050

		5,399,213

	Oil, Coal and Gas — 6.3%
580,000	Airgas, Inc. — 144A, 7.13%, 10/01/18	495,900
1,380,000	Allis-Chalmers Energy, Inc., 9.00%, 01/15/14	731,400
2,050,000	Chesapeake Energy Corp., 7.25%, 12/15/18	1,599,000
695,000	Cimarex Energy Company, 7.13%, 05/01/17	542,100
1,195,000	Clayton William Energy, 7.75%, 08/01/13	669,200
2,020,000	Compton Petroleum Finance Corp. (Canada), 7.63%, 12/01/13	606,000
660,000	Denbury Resources, Inc., 7.50%, 12/15/15	468,600
1,550,000	Dynegy Holdings, Inc., 7.63%, 10/15/26	751,750
740,000	El Paso Corp., 9.63%, 05/15/12	628,341
685,000	Encore Acquisition Corp., 7.25%, 12/01/17	441,825

See notes to financial statements.

HIGH YIELD BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2008

Principal		Value

	Corporate Bonds and Notes (continued)
	Oil, Coal and Gas (continued)

$3,120,000	Forbes Energy Services (Bermuda), 11.00%, 02/15/15	$1,872,000
1,075,000	OPTI Canada, Inc. (Canada), 7.88%, 12/15/14	548,250
970,000	OPTI Canada, Inc. (Canada), 8.25%, 12/15/14	523,800
525,000	Parker Drilling Company, 9.63%, 10/01/13	406,875
4,280,000	Petrohawk Energy Corp., 9.13%, 07/15/13	3,466,799
1,455,000	Petrohawk Energy Corp. — 144A, 7.88%, 06/01/15	1,076,700
1,170,000	Petroleum Development Company, 12.00%, 02/15/18	731,250
255,000	Petroplus Finance, Ltd. — 144A (Bermuda), 6.75%, 05/01/14	161,925
5,155,000	Petroplus Finance, Ltd. — 144A (Bermuda), 7.00%, 05/01/17	3,144,550
995,000	Plains Exploration & Production Company, 7.00%, 03/15/17	681,575
260,000	Quicksilver Resources, Inc., 8.25%, 08/01/15	165,100
1,960,000	Quicksilver Resources, Inc., 7.13%, 04/01/16	1,048,600
3,040,000	Sandridge Energy, Inc., 8.63%, 04/01/15(12)	1,596,000
2,960,000	Sandridge Energy, Inc. — 144A, 8.00%, 06/01/18	1,642,800
2,985,000	Semgroup LP — 144A, 8.75%, 11/15/15(9)(20)	104,475
290,000	SESI LLC, 6.88%, 06/01/14	223,300
5,970,000	United Refining Company, 10.50%, 08/15/12	3,462,600

		27,790,715

	Paper and Forest Products — 1.5%
115,000	Georgia-Pacific Corp., 9.50%, 12/01/11	108,675
1,015,000	Georgia-Pacific LLC — 144A, 7.00%, 01/15/15	862,750
745,000	Georgia-Pacific LLC — 144A, 7.13%, 01/15/17	625,800
665,000	NewPage Corp., Floating Rate, 9.44%, 05/01/12(2)	254,363
5,445,000	NewPage Corp., 10.00%, 05/01/12	2,395,800
3,795,000	NewPage Corp., 12.00%, 05/01/13	1,081,575
200,000	Rock-Tenn Company — 144A, 9.25%, 03/15/16	186,000
3,765,000	Verso Paper Holdings LLC, Series B, 11.38%, 08/01/16	1,129,500

		6,644,463

	Pharmaceuticals/Research and Development — 0.1%
925,000	Elan Finance PLC/Elan Finance Corp. (Ireland), 8.88%, 12/01/13	481,000

	Printing and Publishing — 1.8%
1,266,000	Dex Media West Finance Company, Series B, 9.88%, 08/15/13	300,675
445,000	Local Insight Regatta Holdings, 11.00%, 12/01/17	115,700
1,365,000	Medimedia USA, Inc. — 144A, 11.38%, 11/15/14(20)	819,000
7,125,000	Nielsen Finance LLC/Nielsen Finance Company, 10.00%, 08/01/14	5,699,999
1,455,000	Nielsen Finance LLC/Nielsen Finance Company, zero coupon, 08/01/16(7)	527,438
4,115,000	Reader’s Digest Association, 9.00%, 02/15/17	354,919

		7,817,731

	Real Estate Development and Services — 0.0%
630,000	Ashton Woods USA LLC/Ashton Woods Finance Company, 9.50%, 10/01/15(9)	126,000

	Real Estate Investment Trusts — 0.4%
2,560,000	Host Hotels & Resorts LP, Series Q, 6.75%, 06/01/16	1,868,800

	Retail — 5.0%
3,770,000	GameStop Corp., 8.00%, 10/01/12	3,506,100
5,055,000	General Nutrition Centers, Inc., Floating Rate, 7.58%, 03/15/14(11)(12)	2,830,800
2,150,000	General Nutrition Centers, Inc., 10.75%, 03/15/15	1,204,000
5,505,000	Neiman Marcus Group, Inc., 9.00%, 10/15/15	2,422,200
10,130,000	Neiman Marcus Group, Inc., 10.38%, 10/15/15	4,355,900
265,000	Rite Aid Corp., 10.38%, 07/15/16	194,775
10,430,000	Rite Aid Corp., 7.50%, 03/01/17	6,779,500
1,560,000	Toys “R” Us, Inc., 7.38%, 10/15/18	561,600

		21,854,875

See notes to financial statements.

HIGH YIELD BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2008

Principal		Value

	Corporate Bonds and Notes (continued)

	Retail: Restaurants — 0.7%
$1,720,000	El Pollo Loco, Inc., 11.75%, 11/15/13	$1,272,800
2,595,000	NPC International, Inc., Series WI, 9.50%, 05/01/14	1,881,375

		3,154,175

	Semiconductors — 1.1%
2,335,000	Advanced Micro Devices, Inc., 7.75%, 11/01/12	1,027,400
435,000	Amkor Technologies, Inc., 7.13%, 03/15/11	292,538
510,000	Amkor Technologies, Inc., 7.75%, 05/15/13	290,700
1,940,000	Amkor Technologies, Inc., 9.25%, 06/01/16	1,125,200
825,000	Avago Technologies Finance Pte., Ltd., 10.13%, 12/01/13	628,031
1,890,000	Avago Technologies Finance Pte., Ltd., 11.88%, 12/01/15	1,313,550

		4,677,419

	Telecommunications Equipment and Services — 11.1%
1,460,000	Centennial Cellular/Communications, 10.13%, 06/15/13	1,474,600
2,890,000	Citizens Communications Company, 7.13%, 03/15/19	1,936,300
4,862,000	Digicel Group, Ltd. — 144A (Bermuda), 9.13%, 01/15/15	3,063,060
3,075,000	Digicel, Ltd. — 144A (Bermuda), 9.25%, 09/01/12	2,613,750
3,070,000	Intelsat Corp. — 144A, 9.25%, 08/15/14	2,855,100
6,030,000	Intelsat Jackson Holdings — 144A (Bermuda), 9.50%, 06/15/16	5,547,600
6,685,000	Intelsat Jackson Holdings (Bermuda), 11.25%, 06/15/16	6,083,349
1,000,000	Intelsat Subsidiary Holdings — 144A (Bermuda), 8.88%, 01/15/15	910,000
4,065,000	Nortel Networks, Ltd. — 144A (Canada), 10.75%, 07/15/16	1,077,225
1,345,000	Nortel Networks, Ltd. (Canada), 10.75%, 07/15/16	356,425
2,505,000	Qwest Capital Funding, Inc., 7.90%, 08/15/10	2,279,550
1,365,000	Qwest Communications International, Inc., Series B, 7.50%, 02/15/14	975,975
420,000	Qwest Corp., 7.50%, 10/01/14	348,600
470,000	Qwest Corp., 7.63%, 06/15/15	385,400
765,000	Sprint Capital Corp., 6.88%, 11/15/28	455,175
8,050,000	Telesat Canada — 144A, 11.00%, 11/01/15	5,755,750
3,375,000	Telesat Canada — 144A, 12.50%, 11/01/17	2,025,000
2,775,000	Verizon Wireless — 144A, 8.50%, 11/15/18	3,251,404
375,000	Virgin Media Finance PLC (United Kingdom), 8.75%, 04/15/14	281,250
2,275,000	Virgin Media Finance PLC (United Kingdom), 9.13%, 08/15/16	1,683,500
2,140,000	West Corp., 9.50%, 10/15/14	1,177,000
4,660,000	Windstream Corp., 8.63%, 08/01/16	4,124,100
2,230,000	XM Satellite Radio Holdings — 144A, 13.00%, 08/01/13	512,900

		49,173,013

	Transportation — 2.5%
1,590,000	Greenbrier Companies, Inc., 8.38%, 05/15/15	1,130,888
1,695,000	Kansas City Southern, 7.50%, 06/15/09	1,699,238
2,655,000	Kansas City Southern de Mexico (Mexico), 7.63%, 12/01/13	2,177,099
805,000	Kansas City Southern de Mexico (Mexico), 7.38%, 06/01/14	658,651
1,845,000	Kansas City Southern Railway, 13.00%, 12/15/13	1,849,613
1,945,000	Kansas City Southern Railway, 8.00%, 06/01/15	1,536,550
2,325,000	TFM, SA de CV (Mexico), 9.38%, 05/01/12	2,127,375

		11,179,414

	Utilities — 2.3%
1,500,000	AES Corp., 8.00%, 10/15/17	1,230,000
182,000	AES Corp. — 144A, 8.75%, 05/15/13	174,720
425,697	AES Eastern Energy, Series 99-A, 9.00%, 01/02/17	378,871
1,040,000	Edison Mission Energy, 7.50%, 06/15/13	951,600
555,000	NRG Energy, Inc., 7.25%, 02/01/14	518,925

See notes to financial statements.

HIGH YIELD BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2008

Principal		Value

	Corporate Bonds and Notes (continued)
	Utilities (continued)

$1,105,000	NRG Energy, Inc., 7.38%, 02/01/16	$1,027,650
3,260,000	NRG Energy, Inc., 7.38%, 01/15/17	2,999,200
210,000	Reliant Energy, Inc., 7.63%, 06/15/14	174,300
3,235,000	Reliant Energy, Inc., 7.88%, 06/15/17	2,620,350

		10,075,616

	Total Corporate Bonds and Notes (Cost $543,657,876)	362,742,638

	Loan Participations — 4.9%
2,679,918	ADESA, Inc., Term Loan B, Variable Rate, 3.71%, 10/20/13(1)	1,524,203
975,333	Advanced Medical Optics, Inc., Term Loan B, Variable Rate, 4.38%, 04/02/14(1)	633,967
866,800	AMSCAN Holdings, Inc., Term Loan, Variable Rate, 3.93%, 05/25/13(1)	574,255
2,010,000	BLB Worldwide Holdings, 2nd Lien Term Loan, Variable Rate, 5.69%, 07/18/12(1)(9)	217,749
860,000	Cannery Casino Resorts LLC, 2nd Lien Term Loan, Variable Rate, 4.76%, 05/15/14(1)	688,000
255,304	Ceva Sante Animale, Letter of Credit, Variable Rate, 6.66%, 08/02/15(1)	158,288
768,904	Ceva Sante Animale, US Term Loan, Variable Rate, 5.05%, 08/02/15(1)	476,721
6,058	Community Health Systems, Inc., Delayed Draw Loan, Variable Rate, 1.80%, 07/25/14(1)	4,746
780,103	Community Health Systems, Inc., Term Loan B, Variable Rate, 4.45%, 07/25/14(1)	611,211
560,000	Dresser, Inc., 2nd Lien Term Loan, Variable Rate, 7.99%, 05/02/15(1)	323,400
905,381	Ford Motor Company, Term Loan 5.00%, 12/16/13	368,943
1,280,252	General Nutrition Centers, Inc., Term Loan, Variable Rate, 4.89%, 09/16/13(1)	853,502
1,938,345	Great Lakes Entertainment, LLC, Term Loan, Variable Rate, 9.00%, 08/15/12(1)	1,792,969
241,386	Hawker Beechcraft Acquisition Company, LLC, Letter of Credit, Variable Rate, 3.46%, 03/26/14(1)	126,848
4,114,688	Hawker Beechcraft Acquisition Company, LLC, Term Loan, Variable Rate, 2.79%, 03/26/14(1)	2,162,269
3,260,000	Hit Entertainment, Inc., Tranche LN227528, 2nd Lien Term Loan, Variable Rate, 8.21%, 02/05/13(1)	1,141,000
30,683	HRP Myrtle Beach, Debtor in Possession Loan, Variable Rate, 13.78%, 03/30/10(1)(14)	30,683
750,000	Neff Rental, Inc., 2nd Lien Term Loan, Variable Rate, 5.40%, 11/20/14(1)	174,375
1,517,811	Nielsen Finance, LLC, Term Loan, Variable Rate, 4.24%, 08/09/13(1)	1,033,060
2,250,000	Panolam Industries, Term Loan, Variable Rate, 3.21%, 09/30/12(1)	1,462,500
3,365,625	Quicksilver Resources, Inc., 2nd Lien Term Loan, Variable Rate, 7.75%, 08/08/13(1)	2,221,312
1,707,674	Rental Services Corp., 2nd Lien Term Loan, Variable Rate, 7.29%, 11/30/13(1)	917,875
3,095,406	Sabre, Inc., Term Loan B, Variable Rate, 4.80%, 09/30/14(1)	1,358,883
176,332	Smurfit-Stone Container Corp., Term Loan CI, Variable Rate, 2.50%, 11/01/10(1)	114,490
275,129	Smurfit-Stone Container Corp., Deposit Fund Loan, Variable Rate, 3.83%, 11/01/11(1)	182,961
583,230	Smurfit-Stone Container Corp., Term Loan C, Variable Rate, 2.50% — 4.25%, 11/01/11(1)	378,683
308,629	Smurfit-Stone Container Corp., Term Loan B, Variable Rate, 3.50% — 4.25%, 11/01/11(1)	205,238
1,790,955	TXU Corp., Term Loan B2, Variable Rate, 5.58%, 10/10/14(1)	1,249,938
1,440,000	Veyance Technologies, Inc., 2nd Lien Term Loan, Variable Rate, 7.63%, 07/20/15(1)	396,000

	Total Loan Participations (Cost $34,773,901)	21,384,069

See notes to financial statements.

HIGH YIELD BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2008

Shares		Value

	Common Stocks — 0.2%
	Airlines — 0.0%
11,466	Delta Air Lines, Inc.*	$131,400
500,000	Delta Air Lines, Inc. (Escrow Certificates)*	9,375

		140,775

	Banks and Financial Services — 0.0%
2,697,805	Adelphia Contingent Value Vehicle CVV, Series Acc — 1*	47,212

	Broadcast Services/Media — 0.0%
620,000	Adelphia Communications (Escrow Certificates)*	17,825
840,000	Adelphia Communications (Escrow Certificates)*	24,150
1,305,000	Adelphia Communications, Series B (Escrow Certificates)*	37,519
270	Time Warner Cable, Inc. — Class A*	5,787

		85,281

	Chemicals — 0.0%
547	Texas Petrochemicals, Inc.*	2,762

	Entertainment, Leisure and Recreation — 0.0%
970	HRP — Class B* (14)	—
889	Shreveport Gaming Holdings, Inc.(14)	14,313

	Telecommunications Equipment and Services — 0.2%
15,853	American Tower Corp. — Class A*	464,810

	Utilities — 0.0%
550,000	Mirant Corp. (Escrow Certifcates)*(14)(20)	55
1,220,000	Mirant Corp. (Escrow Certificates)*(14)(20)	122

		177

	Total Common Stocks (Cost $3,265,059)	755,330

	Preferred Stocks — 0.2%
	Entertainment, Leisure and Recreation
3,488,830	Fontainebleau Resorts, 12.50%(12)(14)(20) (Cost $3,418,733)	701,255

	Convertible Preferred Stocks — 0.4%
	Oil, Coal and Gas — 0.2%
2,304	Chesapeake Energy Corp. — 144A, 5.00%*	124,416
19,142	Chesapeake Energy Corp., 4.50%*	1,107,844

		1,232,260

	Telecommunications Equipment and Services — 0.2%
18,825	Crown Castle International Corp., 6.25%*	674,170

	Total Convertible Preferred Stocks (Cost $3,003,505)	1,906,430

Principal

	Convertible Bonds — 0.3%
	Medical Equipment, Supplies, and Services
$1,750,000	LifePoint Hospitals, Inc., 3.25%, 08/15/25 (Cost $961,323)	1,257,813

	Total Securities (Cost $589,080,397)	388,747,535

	Repurchase Agreements — 8.9%
39,226,732	With State Street Bank and Trust, dated 12/31/08, 0.01%, due 01/02/09, repurchase proceeds at maturity $39,226,754 (Collateralized by US Treasury Bill, 0.15%, due 06/04/09, with a value of $40,013,988) (Cost $39,226,732)	39,226,732

	Total Investments — 97.3% (Cost $628,307,129)	427,974,267
	Other assets less liabilities — 2.7%	11,889,187

	Net Assets — 100.0%	$439,863,454

The aggregate cost of securities for federal income tax purposes at December 31, 2008 is $629,365,217.

The following amounts are based on cost for federal income tax purposes:

Gross unrealized appreciation	$1,710,742
Gross unrealized depreciation	(203,101,692)

Net unrealized depreciation	$(201,390,950)

See summary of footnotes and abbreviations to portfolios.

See notes to financial statements.

BALANCED PORTFOLIO
PORTFOLIO OF INVESTMENTS

December 31, 2008

Shares		Value

	Common Stocks — 56.6%
	Aerospace and Defense — 1.2%
8,829	Boeing Company (The)	$376,733
9,532	General Dynamics Corp.	548,948
4,187	Lockheed Martin Corp.	352,043
4,942	Northrop Grumman Corp.	222,588
8,998	United Technologies Corp.	482,293

		1,982,605

	Agriculture — 0.8%
13,483	Archer-Daniels-Midland Company	388,715
4,835	Bunge, Ltd. (Bermuda)(8)	250,308
10,928	Monsanto Company	768,785

		1,407,808

	Airlines — 0.0%
3,763	Southwest Airlines Company	32,437

	Apparel: Manufacturing and Retail — 0.4%
296	Aeropostale, Inc.*	4,766
5,906	Coach, Inc.*	122,668
4,332	NIKE, Inc. — Class B	220,931
792	Polo Ralph Lauren Corp.	35,965
6,187	Ross Stores, Inc.	183,939
3,025	Urban Outfitters, Inc.*	45,315

		613,584

	Automobiles/Motor Vehicles, Automotive Equipment and Repairs — 0.2%
296	AutoZone, Inc.*	41,283
18,102	Johnson Controls, Inc.	328,732

		370,015

	Banks and Financial Services — 6.0%
17,037	American Express Company	316,036
6,585	Ameriprise Financial, Inc.	153,826
69,616	Bank of America Corp.	980,193
19,966	Bank of New York Mellon Corp.	565,637
5,807	BB&T Corp.(8)	159,460
1,247	BlackRock, Inc.	167,285
2,412	Broadridge Financial Solutions, Inc.	30,246
8,597	Capital One Financial Corp.	274,158
18,971	Charles Schwab Corp. (The)	306,761
63,434	Citigroup, Inc.	425,642
1,778	CME Group, Inc.	370,020
2,247	Comerica, Inc.	44,603
5,459	Discover Financial Services	52,024
9,087	Eaton Vance Corp.	190,918
2,846	Federated Investors, Inc. — Class B	48,268
5,867	Fifth Third Bancorp	48,461
2,568	Franklin Resources, Inc.	163,787
12,050	Hudson City Bancorp, Inc.	192,318
7,099	Huntington Bancshares, Inc.	54,378
866	IntercontinentalExchange, Inc.*	71,393
3,717	Invesco, Ltd. (Bermuda)	53,673
45,391	JPMorgan Chase & Company	1,431,179
7,600	Marshall & Ilsley Corp.	103,664
4,646	Merrill Lynch & Company, Inc.	54,079
7,061	Moody’s Corp.	141,855
10,506	Morgan Stanley	168,516
2,925	Northern Trust Corp.	152,510
3,945	NYSE Euronext*	108,014
3,662	PNC Financial Services Group, Inc.	179,438
1,199	Raymond James Financial, Inc.	20,539
20,626	Regions Financial Corp.	164,183
6,202	State Street Corp.	243,925
7,303	SunTrust Banks, Inc.	215,731
15,503	Synovus Financial Corp.	128,675
7,259	T Rowe Price Group, Inc.(8)	257,259
20,780	US Bancorp	519,708
11,390	Wachovia Corp.	63,101
43,890	Wells Fargo & Company	1,293,878
2,147	Zions Bancorp	52,623

		9,967,964

	Broadcast Services/Media — 1.7%
11,109	CBS Corp. — Class B	90,983
42,530	Comcast Corp. — Class A	717,906
9,365	Comcast Corp. — Special Class A	151,245
11,232	DIRECTV Group, Inc. (The)*	257,325
4,332	McGraw-Hill Companies, Inc. (The)	100,459
14,186	News Corp. — Class A	128,951
81,108	Time Warner, Inc.	815,946
29,143	Walt Disney Company (The)	661,255

		2,924,070

	Business Services and Supplies — 0.6%
13,848	Accenture, Ltd. — Class A (Bermuda)	454,077
2,472	Fidelity National Information Services, Inc.	40,219
3,664	Genpact, Ltd (Bermuda)*	30,118
3,703	Manpower, Inc.	125,865
1,423	Paychex, Inc.	37,396
6,465	Robert Half International, Inc.	134,602
7,409	SEI Investments Company	116,395

		938,672

	Chemicals — 0.3%
2,184	Air Products & Chemicals, Inc.	109,790
7,015	Dow Chemical Company (The)	105,856

See notes to financial statements.

BALANCED PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2008

Shares		Value

	Common Stocks (continued)
	Chemicals (continued)

5,631	EI du Pont de Nemours and Company	$142,464
2,433	FMC Corp.	108,828
1,473	Rohm and Haas Company	91,017

		557,955

	Computer Equipment, Software and Services — 4.4%
17,472	Adobe Systems, Inc.*	371,979
12,126	Apple, Inc.*	1,034,954
3,772	Autodesk, Inc.*	74,120
2,365	Automatic Data Processing, Inc.	93,039
1,878	Cognizant Technology Solutions Corp. — Class A*	33,917
1,429	Computer Sciences Corp.*	50,215
28,574	Dell, Inc.*	292,598
28,010	EMC Corp.*	293,265
29,006	Hewlett-Packard Company	1,052,628
10,863	Ingram Micro, Inc. — Class A*	145,456
14,399	International Business Machines Corp.	1,211,819
88,470	Microsoft Corp.	1,719,856
10,177	NetApp, Inc.*	142,173
44,856	Oracle Corp.*	795,297
1,225	Salesforce.com, Inc.*	39,212
13,305	Sun Microsystems, Inc.*	50,825

		7,401,353

	Construction Services and Supplies — 0.1%
6,595	Centex Corp.	70,171
1,993	Toll Brothers, Inc.*	42,710

		112,881

	Consumer Goods and Services — 3.8%
38,598	Altria Group, Inc.(5)	581,286
10,311	Avon Products, Inc.	247,773
9,493	Colgate-Palmolive Company	650,650
3,522	Fortune Brands, Inc.	145,388
6,255	Herbalife, Ltd. (Cayman Islands)	135,608
657	Kimberly-Clark Corp.	34,650
7,082	Lorillard, Inc.	399,071
26,508	Philip Morris International, Inc.	1,153,363
37,253	Procter & Gamble Company (The)	2,302,981
10,573	United Parcel Service, Inc. — Class B	583,207
1,813	UST, Inc.	125,786
1,514	Whirlpool Corp.	62,604

		6,422,367

	Containers and Packaging — 0.0%
1,073	Sonoco Products Company*	24,851

	Distribution — 0.0%
819	Fastenal Company	28,542
2,590	Tech Data Corp.*	46,206

		74,748

	Diversified Operations and Services — 1.2%
124,043	General Electric Company	2,009,497
1,923	Leucadia National Corp.*	38,075

		2,047,572

	Education — 0.1%
1,778	Apollo Group, Inc. — Class A*	136,230
269	ITT Educational Services, Inc.*	25,550

		161,780

	Electronics — 0.5%
21,890	Emerson Electric Company	801,393
3,241	Harman International Industries, Inc.	54,222
2,381	Tyco Electronics, Ltd. (Bermuda)	38,596

		894,211

	Engineering — 0.1%
3,027	Fluor Corp.	135,821

	Environmental Waste Management and Recycling Services — 0.0%
2,272	Waste Management, Inc.	75,294

	Food and Beverage — 1.7%
6,195	Campbell Soup Company	185,912
16,797	Coca-Cola Company (The)	760,400
6,985	Coca-Cola Enterprises, Inc.	84,030
3,466	Corn Products International, Inc.	99,994
4,378	Del Monte Foods Company	31,259
4,593	Dr Pepper Snapple Group, Inc.*	74,636
1,751	Hansen Natural Corp.*	58,711
3,444	Hershey Company (The)	119,645
1,575	HJ Heinz Company	59,220
4,207	Hormel Foods Corp.	130,754
1,045	JM Smucker Company (The)	45,311
17,870	PepsiCo, Inc.	978,739
5,054	Smithfield Foods, Inc.*(8)	71,110
11,908	Tyson Foods, Inc. — Class A	104,314

		2,804,035

	Insurance — 1.6%
15,073	Aflac, Inc.	690,945
1,977	Allstate Corp. (The)	64,767
500	Arch Capital Group, Ltd. (Bermuda)*	35,050

See notes to financial statements.

BALANCED PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2008

Shares		Value

	Common Stocks (continued)
	Insurance (continued)

4,224	Chubb Corp. (The)	$215,424
1,769	Endurance Specialty Holdings, Ltd. (Bermuda)	54,008
2,428	First American Corp.	70,145
1,841	Hartford Financial Services Group, Inc. (The)	30,229
3,057	Lincoln National Corp.	57,594
4,606	Loews Corp.	130,120
11,364	MetLife, Inc.	396,148
7,292	Old Republic International Corp.	86,921
2,045	Principal Financial Group, Inc.	46,156
10,338	Progressive Corp. (The)	153,106
6,653	Prudential Financial, Inc.	201,320
9,359	Travelers Companies, Inc. (The)	423,026
4,616	Unum Group	85,858

		2,740,817

	Internet Services — 1.9%
4,217	Amazon.com, Inc.*	216,248
85,709	Cisco Systems, Inc.*	1,397,058
15,288	eBay, Inc.*	213,420
2,948	Google, Inc. — Class A*	906,952
13,227	Symantec Corp.*	178,829
6,527	VeriSign, Inc.*	124,535
12,406	Yahoo!, Inc.*	151,353

		3,188,395

	Machinery — 0.6%
4,350	AGCO Corp.*	102,617
11,422	Caterpillar, Inc.	510,221
1,611	Cummins, Inc.	43,062
7,192	Deere & Company	275,597

		931,497

	Manufacturing — 0.7%
4,443	3M Company	255,650
2,006	AptarGroup, Inc.	70,691
1,059	Dover Corp.	34,862
10,553	Honeywell International, Inc.	346,456
7,715	Illinois Tool Works, Inc.	270,411
965	Sherwin-Williams Company (The)	57,659
7,902	Tyco International, Ltd. (Bermuda)	170,683

		1,206,412

	Medical Equipment, Supplies, and Services — 2.6%
4,716	Baxter International, Inc.	252,730
3,131	Becton, Dickinson and Company	214,129
36,219	Boston Scientific Corp.*	280,335
4,383	Cardinal Health, Inc.	151,082
1,749	Community Health Systems, Inc.*	25,500
626	CR Bard, Inc.	52,747
728	Gen-Probe, Inc.*	31,188
1,592	Hill-Rom Holdings, Inc.	26,204
2,886	Hologic, Inc.*	37,720
31,281	Johnson & Johnson	1,871,542
5,178	McKesson Corp.	200,544
15,088	Medtronic, Inc.	474,065
3,078	St Jude Medical, Inc.*	101,451
10,937	UnitedHealth Group, Inc.	290,924
3,567	Varian Medical Systems, Inc.*	124,988
5,769	WellPoint, Inc.*	243,048
1,709	Zimmer Holdings, Inc.*	69,078

		4,447,275

	Metals and Mining — 0.3%
10,970	Alcoa, Inc.	123,522
2,532	Freeport-McMoRan Copper & Gold, Inc.	61,882
1,304	Newmont Mining Corp.	53,073
824	Nucor Corp.	38,069
5,277	Southern Copper Corp.	84,749
2,767	United States Steel Corp.	102,932

		464,227

	Oil, Coal and Gas — 8.4%
3,396	Alpha Natural Resources, Inc.*	54,981
5,909	Anadarko Petroleum Corp.	227,792
6,819	Apache Corp.	508,220
3,401	Cameron International Corp.*	69,721
2,715	Chesapeake Energy Corp.	43,902
27,560	Chevron Corp.	2,038,613
1,406	Cimarex Energy Company	37,653
17,830	ConocoPhillips	923,594
956	CONSOL Energy, Inc.	27,322
8,540	Devon Energy Corp.	561,163
4,382	EOG Resources, Inc.	291,754
1,580	Exterran Holdings, Inc.*	33,654
62,372	Exxon Mobil Corp.	4,979,156
3,629	FMC Technologies, Inc.*	86,479
19,030	Halliburton Company	345,965
5,561	Hess Corp.	298,292
2,978	Marathon Oil Corp.	81,478
5,029	Murphy Oil Corp.	223,036
4,238	National-Oilwell Varco, Inc.*	103,577
1,090	Noble Energy, Inc.	53,650
12,173	Occidental Petroleum Corp.	730,258
3,473	Patterson-UTI Energy, Inc.	39,974

See notes to financial statements.

BALANCED PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2008

Shares		Value

	Common Stocks (continued)
	Oil, Coal and Gas (continued)

3,044	Peabody Energy Corp.	$69,251
3,386	Pioneer Natural Resources Company	54,785
1,150	Praxair, Inc.	68,264
14,364	Schlumberger, Ltd. (Netherland Antilles)	608,028
1,856	Smith International, Inc.	42,484
7,889	Southwestern Energy Company*	228,544
1,756	St Mary Land & Exploration Company	35,664
3,530	Sunoco, Inc.(8)	153,414
14,332	Tesoro Corp.	188,752
3,718	Transocean, Ltd. (Switzerland)*	175,676
825	Ultra Petroleum Corp. (Canada)*	28,471
19,679	Valero Energy Corp.	425,854
2,023	W&T Offshore, Inc.	28,969
2,773	XTO Energy, Inc.	97,804

		13,966,194

	Paper and Forest Products — 0.0%
6,022	International Paper Company	71,060

	Pharmaceuticals/Research and Development — 5.6%
14,100	Abbott Laboratories	752,517
1,784	Allergan, Inc.	71,931
4,246	AmerisourceBergen Corp.	151,412
15,510	Amgen, Inc.*	895,703
6,333	Biogen Idec, Inc.*	301,641
19,957	Bristol-Myers Squibb Company	464,000
5,325	Celgene Corp.*	294,366
20,568	Eli Lilly and Company	828,273
4,776	Express Scripts, Inc.*	262,584
2,177	Facet Biotech Corp.*	20,877
1,219	Forest Laboratories, Inc.*	31,048
747	Genzyme Corp.*	49,578
19,720	Gilead Sciences, Inc.*	1,008,482
10,483	King Pharmaceuticals, Inc.*	111,329
11,498	Medco Health Solutions, Inc.*	481,881
26,318	Merck & Company, Inc.	800,067
6,628	Mylan, Inc.*	65,551
10,889	PDL BioPharma, Inc.	67,294
85,118	Pfizer, Inc.	1,507,441
29,110	Schering-Plough Corp.	495,743
15,600	Wyeth	585,156

		9,246,874

	Printing and Publishing — 0.0%
5,591	Gannett Company, Inc.	44,728

	Real Estate Development and Services — 0.1%
3,657	Jones Lang LaSalle, Inc.	101,299

	Real Estate Investment Trusts — 0.6%
3,719	AMB Property Corp.	87,099
3,361	AvalonBay Communities, Inc.	203,609
3,189	Equity Residential	95,096
1,132	Kilroy Realty Corp.	37,877
1,275	Kimco Realty Corp.	23,307
5,320	Nationwide Health Properties, Inc.	152,790
920	Regency Centers Corp.	42,964
7,315	Simon Property Group, Inc.	388,646
2,030	SL Green Realty Corp.	52,577

		1,083,965

	Retail — 2.5%
2,951	Bed Bath & Beyond, Inc.*	75,014
6,470	BJ’s Wholesale Club, Inc.*	221,662
8,456	Costco Wholesale Corp.	443,940
15,588	CVS Caremark Corp.	447,999
2,700	Dollar Tree, Inc.*	112,860
2,759	Family Dollar Stores, Inc.	71,927
15,729	Home Depot, Inc. (The)	362,082
18,605	Lowe’s Companies, Inc.	400,380
3,037	PetSmart, Inc.	56,033
2,270	RadioShack Corp.	27,104
8,791	Target Corp.(8)	303,553
10,566	TJX Companies, Inc. (The)	217,343
2,891	Walgreen Company	71,321
26,295	Wal-Mart Stores, Inc.	1,474,097

		4,285,315

	Retail: Restaurants — 1.3%
24,460	McDonald’s Corp.	1,521,167
3,267	Panera Bread Company — Class A*(8)	170,668
17,626	YUM! Brands, Inc.	555,219

		2,247,054

	Retail: Supermarkets — 0.3%
14,430	Kroger Company (The)	381,096
5,450	Safeway, Inc.	129,547
3,293	SUPERVALU, Inc.	48,078

		558,721

	Scientific and Technical Instruments — 0.2%
8,723	Thermo Fisher Scientific, Inc.*	297,193

	Semiconductors — 1.1%
13,302	Advanced Micro Devices, Inc.*	28,732
9,074	Broadcom Corp. — Class A*	153,986
88,423	Intel Corp.	1,296,281

See notes to financial statements.

BALANCED PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2008

Shares		Value

	Common Stocks (continued)
	Semiconductors (continued)

19,134	LSI Corp.*	$62,951
22,117	Texas Instruments, Inc.	343,256

		1,885,206

	Telecommunications Equipment and Services — 2.9%
2,357	American Tower Corp. — Class A*	69,107
80,613	AT&T, Inc.(5)	2,297,471
1,584	CenturyTel, Inc.	43,291
21,187	Motorola, Inc.	93,858
19,617	QUALCOMM, Inc.	702,877
6,623	Qwest Communications International, Inc.	24,108
80,479	Sprint Nextel Corp.*	147,277
19,833	Tellabs, Inc.*	81,712
42,437	Verizon Communications, Inc.	1,438,614
10,581	Virgin Media, Inc.	52,799

		4,951,114

	Transportation — 1.1%
3,962	Burlington Northern Santa Fe Corp.	299,963
2,184	CH Robinson Worldwide, Inc.	120,186
4,153	CSX Corp.	134,848
4,560	Expeditors International of Washington, Inc.	151,711
3,828	FedEx Corp.	245,566
12,106	JB Hunt Transport Services, Inc.(8)	318,025
1,518	Landstar System, Inc.	58,337
3,926	Norfolk Southern Corp.	184,718
6,540	Union Pacific Corp.	312,612
5,906	Werner Enterprises, Inc.	102,410

		1,928,376

	Utilities — 1.7%
1,663	American Electric Power Company, Inc.	55,345
34,157	Duke Energy Corp.	512,696
15,959	Dynegy, Inc. — Class A*	31,918
2,024	Edison International	65,011
1,360	Entergy Corp.	113,057
12,473	Exelon Corp.	693,623
4,549	FirstEnergy Corp.	220,990
3,436	FPL Group, Inc.	172,934
2,106	Integrys Energy Group, Inc.	90,516
1,232	MDU Resources Group, Inc.	26,587
3,591	Mirant Corp.*	67,762
3,581	NiSource, Inc.	39,284
7,076	NRG Energy, Inc.*(8)	165,083
1,756	PG&E Corp.	67,975
7,591	PPL Corp.	232,967
6,219	Public Service Enterprise Group, Inc.	181,408
6,096	Reliant Energy, Inc.*	35,235
971	Sempra Energy	41,394
1,785	Southern Company	66,045

		2,879,830

	Total Common Stocks (Cost $125,463,620)	95,475,575

Principal

	US Treasury Securities — 0.1%
	US Treasury Inflation Index
$186,142	1.75%, 01/15/28 (Cost $149,996)	171,977

	US Government Agency Securities — 19.0%
	Asset Backed: Mortgage and Home Equity — 1.4%
600,000	Fannie Mae Grantor Trust, Series 2001-T2, Class B, 6.02%, 11/25/10(5)	$638,054
158,886	Fannie Mae, Series 1999-7, Class AB, 6.00%, 03/25/29(5)	164,396
760,000	Fannie Mae, Series 2003-35, Class TE, 5.00%, 05/25/18(5)	772,541
353,165	Fannie Mae, Series 2004-60, Class LB, 5.00%, 04/25/34(5)	362,134
460,332	Fannie Mae, Series 2004-99, Class AO, 5.50%, 01/25/34(5)	475,553

		2,412,678

	Fannie Mae — 13.0%
1,708,999	PL# 256219, 5.50%, 04/01/36(5)	1,717,777
78,302	PL# 535675, 7.00%, 01/01/16(5)	81,613
924	PL# 549906, 7.50%, 09/01/30(5)	978
1,426	PL# 552549, 7.50%, 09/01/30(5)	1,510
568	PL# 558384, 7.50%, 01/01/31(5)	601
1,933	PL# 568677, 7.50%, 01/01/31(5)	2,046
269	PL# 572762, 7.50%, 03/01/31(5)	285
15,488	PL# 582178, 7.50%, 06/01/31(5)	16,409
12,791	PL# 594316, 6.50%, 07/01/31(5)	13,387
2,409	PL# 602859, 6.50%, 10/01/31	2,520
12,066	PL# 614924, 7.00%, 12/01/16(5)	12,604
687,349	PL# 735580, 5.00%, 06/01/35(5)	703,166
66,419	PL# 745000, 6.00%, 10/01/35(5)	68,467
1,240,906	PL# 745275, 5.00%, 02/01/36(5)	1,268,686
50,249	PL# 779545, 6.00%, 06/01/34(5)	51,852
43,335	PL# 785183, 6.00%, 07/01/34(5)	44,718
197,713	PL# 787311, 6.00%, 06/01/34(5)	204,023

See notes to financial statements.

BALANCED PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2008

Principal		Value

	US Government Agency Securities (continued)
	Fannie Mae (continued)

$1,409,078	PL# 792113, 6.00%, 09/01/34(5)	$1,454,052
45,020	PL# 793193, 5.50%, 07/01/19(5)	46,525
333,739	PL# 793693, 6.00%, 08/01/34(5)	344,391
1,039,496	PL# 835136, 6.00%, 09/01/35(5)	1,071,537
1,116,289	PL# 844183, 6.00%, 11/01/35(5)	1,150,698
220,759	PL# 888022, 5.00%, 02/01/36(5)	225,701
4,869,339	PL# 911205, 6.50%, 05/01/37(4)(5)	5,063,077
900,000	TBA, 5.50%, 01/01/24	926,719
200,000	TBA, 6.00%, 01/01/24	207,375
6,440,000	TBA, 5.00%, 01/01/39	6,574,841
600,000	TBA, 5.50%, 01/01/39	615,000

		21,870,558

	Federal Agricultural Mortgage Corp. — 0.2%
350,000	144A, 5.13%, 04/19/17(5)	395,017

	Freddie Mac Gold — 1.6%
80,291	PL# A39644, 5.50%, 11/01/35	82,289
900,000	TBA, 5.00%, 01/01/24	923,625
1,000,000	TBA, 5.00%, 01/01/39	1,021,875
700,000	TBA, 5.50%, 01/01/39	716,407

		2,744,196

	Government National Mortgage Association—2.6%
2,726	PL# 461836, 7.00%, 01/15/28(4)	2,886
191,513	PL# 604404, 5.00%, 06/15/33(4)	197,188
459,270	PL# 637934, 5.00%, 01/15/35(4)	472,305
489,550	PL# 639093, 5.00%, 01/15/35(4)	503,444
391,638	PL# 639865, 5.00%, 06/15/35(4)	402,754
86,563	PL# 781881, 5.00%, 03/15/35(4)	88,971
1,300,000	TBA, 5.00%, 01/01/39	1,332,500
1,300,000	TBA, 5.50%, 01/01/39	1,340,423

		4,340,471

	Resolution Funding Strips — 0.2%
250,000	Zero coupon, 07/15/18(20)	179,246
250,000	Zero coupon, 10/15/18(20)	176,986

		356,232

	Total US Government Agency Securities (Cost $31,387,704)	32,119,152

	Corporate Bonds and Notes — 27.8%
	Advertising — 0.0%
60,000	Lamar Media Corp., Series B, 6.63%, 08/15/15	43,350

	Aerospace and Defense — 0.0%
25,000	DRS Technologies, Inc., 6.63%, 02/01/16(5)	25,000

	Airlines — 0.2%
300,000	Delta Air Lines, Inc., Series 2000-1, Class A-2, 7.57%, 11/18/10(5)	252,000
93,494	Delta Air Lines, Inc., Series 2007-1, Class A, 6.82%, 08/10/22(5)	54,272

		306,272

	Automobile: Rental — 0.0%
35,000	Hertz Corp., 8.88%, 01/01/14	21,525
20,000	Hertz Corp., 10.50%, 01/01/16	9,125

		30,650

	Automobiles/Motor Vehicles, Automotive Equipment and Repairs — 0.4%
300,000	Daimler Chrysler NA Holding, 5.88%, 03/15/11(5)	261,600
580,000	Ford Motor Company, 7.45%, 07/16/31	162,400
970,000	General Motors Corp., 8.25%, 07/15/23(8)	160,050
16,000	Visteon Corp., 8.25%, 08/01/10	4,960
38,000	Visteon Corp. — 144A, 12.25%, 12/31/16	9,120

		598,130

	Banks and Financial Services — 7.2%
100,000	AGFC Capital Trust I — 144A, Variable Rate, 6.00%, 01/15/67(1)(5)	23,885
200,000	Aiful Corp. — 144A (Japan), 5.00%, 08/10/10(5)	109,960
190,000	American Express Company, Variable Rate, 6.80%, 09/01/66(1)(5)	98,354
10,000	BAC Capital Trust XIV, Variable Rate, 5.63%, perpetual(1)(5)	4,007
140,000	Bear Stearns Companies, Inc. (The), 7.25%, 02/01/18(5)	153,420
280,000	BP Capital Markets PLC (United Kingdom), 5.25%, 11/07/13(5)	292,302
210,000	Caterpillar Financial Service Corp., Series MTNF, 6.20%, 09/30/13(5)	216,493
320,000	Citigroup, Inc., 6.50%, 08/19/13(5)	322,908
330,000	Citigroup, Inc., 5.00%, 09/15/14(5)	290,262
300,000	Citigroup, Inc., 6.88%, 03/05/38(5)	341,366

See notes to financial statements.

BALANCED PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2008

Principal		Value

	Corporate Bonds and Notes (continued)
	Banks and Financial Services (continued)

$760,000	Countrywide Financial Corp., Series MTNA, 4.50%, 06/15/10(5)	$746,709
2,645,000	Ford Motor Credit Company LLC, 5.80%, 01/12/09	2,637,506
220,000	Ford Motor Credit Company LLC, 7.38%, 10/28/09	193,209
129,000	Ford Motor Credit Company LLC, Floating Rate, 7.25%, 06/15/11(2)	85,140
1,130,000	General Motors Acceptance Corp., 5.85%, 01/14/09(8)	1,122,635
160,000	Glitnir Banki hf — 144A (Iceland), 6.33%, 07/28/11(9)	7,600
380,000	Glitnir Banki hf — 144A (Iceland), Variable Rate, 6.69%, 06/15/16(1)(9)	57
645,000	GMAC LLC — 144A, 6.63%, 05/15/12(14)	615,323
109,000	GMAC LLC — 144A, 7.50%, 12/31/13(14)	86,586
85,000	GMAC LLC — 144A, 8.00%, 12/31/18(14)	50,476
165,000	GMAC LLC — 144A, 8.00%, 11/01/31(14)	112,818
170,000	Goldman Sachs Group, Inc. (The), 4.50%, 06/15/10(4)	167,516
70,000	Goldman Sachs Group, Inc. (The), 5.45%, 11/01/12(4)	66,774
162,000	ICICI Bank, Ltd. — 144A (India), Variable Rate, 6.38%, 04/30/22(1)(4)	85,068
200,000	ICICI Bank, Ltd. — REG S (India), Variable Rate, 6.38%, 04/30/22(1)	105,424
220,000	JPMorgan Chase & Company, 5.13%, 09/15/14(4)	213,197
270,000	JPMorgan Chase & Company, 5.15%, 10/01/15(4)	254,949
220,000	JPMorgan Chase & Company, 6.13%, 06/27/17(4)	216,507
130,000	Kaupthing Bank hf — 144A (Iceland), 7.13%, 05/19/16(9)	975
710,000	Kaupthing Bank hf — 144A, Series 1 (Iceland), 7.63%, 02/28/15(9)(14)(20)	42,600
140,000	Landisbanki Islands hf — 144A (Iceland), 6.10%, 08/25/11(9)	2,450
120,000	Lehman Brothers E — Capital Trust I, Floating Rate, 3.59%, 08/19/65(2)(9)	12
100,000	Lehman Brothers Holdings, Inc., Series MTN, 5.25%, 02/06/12(9)	9,500
480,000	Lehman Brothers Holdings, Inc., Series MTN, 6.75%, 12/28/17(9)	48
170,000	Mitsubishi UFJ Financial Group Capital Financial I, Ltd. (Cayman Islands), Variable Rate, 6.35%, perpetual(1)	118,443
260,000	Morgan Stanley, Series MTN, 5.63%, 01/09/12	246,560
100,000	Morgan Stanley, Series MTNF, Floating Rate, 4.95%, 10/18/16(2)	68,805
20,000	Rabobank Capital Funding Trust II — 144A, Variable Rate, 5.26%, perpetual(1)	10,581
40,000	Rabobank Capital Funding Trust III — 144A, Variable Rate, 5.25%, perpetual(1)	21,931
235,000	Resona Preferred Global Securities — 144A (Cayman Islands), Variable Rate, 7.19%, perpetual(1)	111,881
100,000	Royal Bank of Scotland Group PLC, Series MTNU (United Kingdom), Variable Rate, 7.64%, perpetual(1)	39,828
270,000	RSHB Capital Bank — 144A (Luxembourg), 6.30%, 05/15/17	153,900
260,000	Santander Issuances — 144A (Spain), Variable Rate, 5.81%, 06/20/16(1)	233,910
300,000	Shinsei Financial, Ltd. — 144A (Cayman Islands), Variable Rate, 6.42%, perpetual(1)	62,746
60,000	SLM Corp., Series MTN, 5.05%, 11/14/14	39,929
265,000	SLM Corp., Series MTNA, 5.00%, 10/01/13	189,613
500,000	SLM Corp., Series MTNA, 5.38%, 05/15/14	337,437
10,000	SLM Corp., Series MTNA, 5.00%, 04/15/15	6,344
45,000	SLM Corp., Series MTNA, 5.63%, 08/01/33	27,299
215,000	SunTrust Banks, Inc., Series CD, 4.42%, 06/15/09	214,230
310,000	TNK-BP Finance SA — 144A (Luxembourg), 7.50%, 07/18/16	161,200

See notes to financial statements.

BALANCED PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2008

Principal		Value

	Corporate Bonds and Notes (continued)
	Banks and Financial Services (continued)

$100,000	TNK-BP Finance SA, Series 6 — 144A (Luxembourg), 7.88%, 03/13/18	$50,000
390,000	Turanalem Finance BV — 144A (the Netherlands), 8.25%, 01/22/37	167,700
350,000	Turanalem Finance BV (the Netherlands), 8.25%, 01/22/37	150,500
170,000	Wachovia Capital Trust III, Variable Rate, 5.80%, perpetual(1)	100,300
430,000	Wachovia Corp., 5.25%, 08/01/14	400,550
130,000	Wells Fargo Capital X, 5.95%, 12/15/36	111,416
270,000	Wells Fargo Capital XV, Variable Rate, 9.75%, perpetual (1)	272,700

		11,973,839

	Broadcast Services/Media — 0.6%
60,000	CCH I, LLC/CCH I Capital Corp., 11.00%, 10/01/15	10,500
100,000	Clear Channel Communications, Inc., 4.25%, 05/15/09	88,000
170,000	Clear Channel Communications, Inc., 5.50%, 09/15/14	20,400
60,000	Clear Channel Communications, Inc., 4.90%, 05/15/15	6,600
150,000	Comcast Cable Communications, 8.88%, 05/01/17(5)	160,178
240,000	Comcast Corp., 6.50%, 01/15/15(5)	235,904
20,000	Comcast Corp., 6.50%, 01/15/17(5)	19,754
20,000	Comcast Corp., 5.88%, 02/15/18(5)	18,952
10,000	CSC Holdings, Inc., Series B, 7.63%, 04/01/11	9,425
70,000	DIRECTV Holdings LLC/ DIRECTV Financing Company, Inc., 8.38%, 03/15/13	69,650
30,000	Echostar DBS Corp., 7.00%, 10/01/13	26,025
25,000	Echostar DBS Corp., 7.13%, 02/01/16	20,875
10,000	Liberty Media Corp., 5.70%, 05/15/13	6,556
10,000	News America, Inc., 6.65%, 11/15/37	9,898
35,000	Rogers Cable, Inc. (Canada), 6.75%, 03/15/15	34,083
80,000	Time Warner Entertainment, 8.38%, 07/15/33	80,730
180,000	Time Warner, Inc., 6.88%, 05/01/12(5)	172,926
75,000	Time Warner, Inc., 7.70%, 05/01/32(5)	75,092

		1,065,548

	Chemicals — 0.0%
30,000	Georgia Gulf Corp., 9.50%, 10/15/14	9,000
27,000	Westlake Chemical Corp., 6.63%, 01/15/16	15,660

		24,660

	Computer Equipment, Software and Services — 0.0%
20,000	Electronic Data Systems, 7.13%, 10/15/09	20,333

	Construction Services and Supplies — 0.0%
65,000	K Hovnanian Enterprises, Inc., 6.25%, 01/15/15	16,900

	Consumer Goods and Services — 0.0%
100,000	Reynolds American, Inc., 6.75%, 06/15/17	79,379

	Containers and Packaging — 0.0%
50,000	Graham Packaging Company, LP, 8.50%, 10/15/12	35,625

	Electronics — 0.0%
15,000	NXP BV/NXP Funding LLC (the Netherlands), 7.88%, 10/15/14	5,850

	Entertainment, Leisure and Recreation — 0.1%
25,000	Boyd Gaming Corp., 6.75%, 04/15/14	15,750
80,000	Boyd Gaming Corp., 7.13%, 02/01/16	47,200
30,000	Inn of The Mountain Gods, 12.00%, 11/15/10	9,900
50,000	MGM MIRAGE, 8.50%, 09/15/10	42,000
5,000	MGM MIRAGE, 6.63%, 07/15/15	3,050
45,000	MGM MIRAGE, 7.63%, 01/15/17	29,025
15,000	Mohegan Tribal Gaming Authority, 6.13%, 02/15/13	9,450
10,000	Station Casinos, Inc., 6.88%, 03/01/16	575
90,000	Station Casinos, Inc., 7.75%, 08/15/16	17,100

		174,050

See notes to financial statements.

BALANCED PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2008

Principal		Value

	Corporate Bonds and Notes (continued)

	Environmental Waste Management and Recycling Services — 0.1%
$270,000	Waste Management, Inc., 6.38%, 11/15/12	$251,783

	Equipment Rental and Leasing — 0.1%
250,000	International Lease Finance Corp. E-Capital Trust II — 144A, Variable Rate, 6.25%, 12/21/65(1)(4)	104,403

	Food and Beverage — 0.2%
310,000	Diageo Capital PLC (United Kingdom), 7.38%, 01/15/14(5)	330,228

	Funeral Services — 0.0%
10,000	Service Corp. International, 6.75%, 04/01/16	7,600
40,000	Service Corp. International, 7.63%, 10/01/18	29,600
35,000	Service Corp. International, 7.50%, 04/01/27	22,400

		59,600

	Insurance — 0.2%
40,000	American International Group, Inc., Series MTNG, 5.85%, 01/16/18(5)	26,811
40,000	ASIF Global Financing XIX — 144A, 4.90%, 01/17/13(5)	32,110
50,000	Humana, Inc., 7.20%, 06/15/18(4)	40,209
300,000	Merna Reinsurance, Ltd., Series B — 144A (Bermuda), Floating Rate, 3.21%, 07/07/10(2)	270,870

		370,000

	Manufacturing — 0.1%
30,000	Tyco International Group SA (Luxembourg), 6.38%, 10/15/11	29,488
110,000	Tyco International Group SA (Luxembourg), 6.00%, 11/15/13	103,215

		132,703

	Medical Equipment, Supplies, and Services — 0.3%
60,000	Community Health Systems, Inc., 8.88%, 07/15/15	55,200
125,000	DaVita, Inc., 6.63%, 03/15/13	118,750
6,000	HCA, Inc., 6.30%, 10/01/12	4,230
160,000	HCA, Inc., 6.75%, 07/15/13	100,800
11,000	HCA, Inc., 5.75%, 03/15/14	6,655
20,000	HCA, Inc., 9.13%, 11/15/14	18,550
160,000	HCA, Inc., 9.25%, 11/15/16	146,800
26,000	HCA, Inc., 9.63%, 11/15/16(12)	20,280
60,000	Tenet Healthcare Corp., 6.38%, 12/01/11	46,350
30,000	Tenet Healthcare Corp., 6.50%, 06/01/12	22,800
20,000	WellPoint, Inc., 5.88%, 06/15/17	18,203

		558,618

	Metals and Mining — 0.6%
180,000	Alcoa, Inc., 6.00%, 07/15/13(5)	162,753
230,000	Evraz Group SA — 144A (Luxembourg), 8.88%, 04/24/13	117,300
190,000	Freeport-McMoRan Copper & Gold, Inc., 8.38%, 04/01/17(4)	155,800
210,000	Rio Tinto Finance USA, Ltd. (Australia), 6.50%, 07/15/18	153,966
65,000	Steel Dynamics, Inc., 6.75%, 04/01/15	44,850
341,000	Vale Overseas, Ltd. (Cayman Islands), 6.88%, 11/21/36	309,526
130,000	Vedanta Resources PLC — 144A (United Kingdom), 8.75%, 01/15/14	78,000

		1,022,195

	Office Equipment, Supplies, and Services — 0.0%
40,000	Xerox Corp., 6.75%, 02/01/17	29,025

	Oil, Coal and Gas — 2.7%
235,000	Anadarko Finance Company, Series B, 7.50%, 05/01/31(5)	207,805
35,000	Anadarko Petroleum Corp., 6.45%, 09/15/36(5)	27,609
150,000	Apache Corp., 6.00%, 09/15/13(5)	155,561
5,000	Chesapeake Energy Corp., 6.38%, 06/15/15	3,950
20,000	Chesapeake Energy Corp., 6.25%, 01/15/18	14,800
5,000	Chesapeake Energy Corp., 7.25%, 12/15/18	3,900
105,000	Complete Production Services, Inc., 8.00%, 12/15/16	66,150

See notes to financial statements.

BALANCED PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2008

Principal		Value

	Corporate Bonds and Notes (continued)
	Oil, Coal and Gas (continued)

$80,000	Conoco, Inc., 6.95%, 04/15/29(5)	$86,088
125,000	Dynegy Holdings, Inc., 7.75%, 06/01/19	86,250
86,000	El Paso Corp., Series MTN, 7.80%, 08/01/31	56,029
25,000	El Paso Corp., Series MTN, 7.75%, 01/15/32	16,228
220,000	El Paso Natural Gas, 8.38%, 06/15/32(5)	189,836
500,000	El Paso Performance-Link — 144A, 7.75%, 07/15/11	432,874
250,000	Enterprise Products Operating LLP, 9.75%, 01/31/14(5)	254,572
120,000	Gaz Capital (Gazprom) — 144A (Luxembourg), 6.21%, 11/22/16(4)	79,200
20,000	Hess Corp., 7.88%, 10/01/29(5)	19,200
110,000	Hess Corp., 7.30%, 08/15/31(5)	100,084
260,000	Intergas Finance BV — 144A (the Netherlands), 6.38%, 05/14/17(4)	150,800
250,000	KazMunaiGaz Finance Sub BV — 144A (Kazakhstan), 8.38%, 07/02/13(4)	195,000
180,000	Kerr-McGee Corp., 6.95%, 07/01/24(4)	157,833
110,000	Kerr-McGee Corp., 7.88%, 09/15/31(4)	101,260
50,000	Kinder Morgan Energy Partners LP, 6.30%, 02/01/09	49,952
190,000	Kinder Morgan Energy Partners LP, 6.75%, 03/15/11	184,802
50,000	Kinder Morgan Energy Partners LP, 5.85%, 09/15/12	45,790
20,000	Kinder Morgan Energy Partners LP, 6.00%, 02/01/17	17,364
200,000	Kinder Morgan Energy Partners LP, Series MTN, 6.95%, 01/15/38	161,749
250,000	Occidental Petroleum Corp., 7.00%, 11/01/13	272,861
50,000	OPTI Canada, Inc. (Canada), 7.88%, 12/15/14	25,500
75,000	OPTI Canada, Inc. (Canada), 8.25%, 12/15/14	40,500
40,000	Peabody Energy Corp., Series B, 6.88%, 03/15/13	37,900
17,000	Pemex Project Funding Master Trust, 6.63%, 06/15/35	14,391
290,000	Pemex Project Funding Master Trust — 144A, 6.63%, 06/15/35	245,485
190,000	Petrobas International Finance Company (Cayman Islands), 6.13%, 10/06/16	185,250
30,000	Pride International, Inc., 7.38%, 07/15/14	27,900
25,000	Semgroup LP — 144A, 8.75%, 11/15/15(9)(20)	875
160,000	Shell International Finance (the Netherlands), 6.38%, 12/15/38	179,998
95,000	Suburban Propane Partners, 6.88%, 12/15/13	77,900
20,000	Williams Companies, Inc., 8.75%, 03/15/32	14,900
320,000	Williams Companies, Inc., Series A, 7.50%, 01/15/31	214,400
190,000	XTO Energy, Inc., 7.50%, 04/15/12	187,788
60,000	XTO Energy, Inc., 6.50%, 12/15/18	58,081

		4,448,415

	Paper and Forest Products — 0.1%
110,000	Weyerhaeuser Company, 6.75%, 03/15/12	98,467

	Pharmaceuticals/Research and Development — 0.2%
40,000	AmerisourceBergen Corp., 5.88%, 09/15/15(5)	34,959
120,000	FMC Finance III SA (Luxembourg), 6.88%, 07/15/17	112,200
110,000	Wyeth, 5.95%, 04/01/37	122,132

		269,291

	Printing and Publishing — 0.0%
105,000	Idearc, Inc., 8.00%, 11/15/16	7,875
10,000	RH Donnelley Corp., Series A-4, 8.88%, 10/15/17	1,500
30,000	Sun Media Corp. (Canada), 7.63%, 02/15/13	24,150
40,000	TL Acquisitions, Inc. — 144A, 10.50%, 01/15/15	16,400

		49,925

	Private Asset Backed: Banks and Financial Services — 0.1%
300,000	Morgan Stanley Capital I, Series 2005-HQ6, Class A4A, 4.99%, 08/13/42	245,093

See notes to financial statements.

BALANCED PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2008

Principal		Value

	Corporate Bonds and Notes (continued)

	Private Asset Backed: Credit Cards — 0.3%
$640,000	Washington Mutual Master Note Trust — 144A, Series 2006-A3A, Class A3, Floating Rate, 1.23%, 09/15/13(3)	$560,241

	Private Asset Backed: Mortgage and Home Equity — 11.1%
309,587	Accredited Mortgage Loan Trust, Series 2005-3, Class A1, Floating Rate, 0.71%, 09/25/35(3)	242,265
139,415	Adjustable Rate Mortgage Trust, Series 2004-2, Class 7A2, Floating Rate, 0.89%, 02/25/35(3)	67,787
68,154	Adjustable Rate Mortgage Trust, Series 2004-5, Class 7A2, Floating Rate, 0.85%, 04/25/35(3)	32,173
280,000	Banc of America Commercial Mortgage, Inc., Series 2005-5, Class A4, 5.11%, 10/10/45(5)	228,202
2,917,181	Bear Stearns Asset Backed Securities, Inc., Series 07-SD1, Class 1A3A, 6.50%, 10/25/36(5)	2,308,641
1,397,308	Bear Stearns Mortgage Funding Trust, Series 2006-AR5, Class 1A2, Floating Rate, 0.68%, 12/25/36(3)	398,631
297,026	Countrywide Alternative Loan Trust, Series 2005-36, Class 3A1, Floating Rate, 4.91%, 08/25/35(3)(5)	179,887
739,760	Countrywide Alternative Loan Trust, Series 2005-56, Class 4A1, Floating Rate, 0.78%, 11/25/35(3)	341,562
805,662	Countrywide Alternative Loan Trust, Series 2005-59, Class 1A1, Floating Rate, 0.84%, 11/20/35(3)	402,734
176,324	Countrywide Asset-Backed Certificates, Series 2005-4, Class AF3, 4.46%, 10/25/35(5)	143,668
365,670	Countrywide Home Equity Loan Trust, Series 2005-G, Class 2A, Floating Rate, 1.42%, 12/15/35(3)	143,510
729,242	Countrywide Home Loans — 144A, Series 2005-R3, Class AF, Floating Rate, 0.87%, 09/25/35(3)	559,405
720,000	GE Capital Commercial Mortgage Corp., Series 2007-C1, Class A4, 5.54%, 02/10/17(4)	536,651
517,675	GMAC Commercial Mortgage Securities, Inc., Series 1999-C2, Class A2, 6.95%, 09/15/33	515,634
768,653	GMAC Mortgage Corp. Loan Trust, Series 2005-AR1, Class 3A, Floating Rate, 4.64%, 03/18/35(3)	454,449
1,200,818	GMAC Mortgage Corp. Loan Trust, Series 2006-HE1, Class A, Floating Rate, 0.68%, 11/25/36(3)	315,890
552,501	GSAMP Trust — 144A, Series 2006-SD2, Class A1, Floating Rate, 0.58%, 05/25/46(3)	458,570
257,226	Impac CMB Trust, Series 2004-6, Class 1A1, Floating Rate, 1.27%, 10/25/34(3)	101,229
587,756	IndyMac INDA Mortgage Loan Trust, Series 2007-AR7, Class 1A1, Floating Rate, 6.18%, 11/25/37(3)(4)	362,346
196,078	IndyMac Index Mortgage Loan Trust, Series 2005-AR15, Class A2, 5.10%, 09/25/35(4)	94,143
606,735	IndyMac Index Mortgage Loan Trust, Series 2007-AR15, Class 2A1, Floating Rate, 5.94%, 08/25/37(3)	246,329
1,080,000	JPMorgan Chase Commercial Mortgage Securities Corp., Series 2005-CB12, Class A4, 4.90%, 09/12/37(4)	853,659
546,552	JPMorgan Mortgage Trust, Series 2004-A3, Class 1A1, Floating Rate, 4.30%, 07/25/34(3)	419,581
461,893	Lehman XS Trust, Series 2005-5N, Class 1A1, Floating Rate, 0.77%, 11/25/35(3)	207,699
348,039	Lehman XS Trust, Series 2005-7N, Class 1A1B, Floating Rate, 0.77%, 12/25/35(3)	99,620
513,559	Lehman XS Trust, Series 2006-GP4, Class 3A1A, Floating Rate, 0.54%, 08/25/46(3)	394,507
850,000	Merrill Lynch Countrywide Commercial Mortgage Trust, Series 2007-6, Class A4, 5.49%, 03/12/51	585,210

See notes to financial statements.

BALANCED PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2008

Principal		Value

	Corporate Bonds and Notes (continued)
	Private Asset Backed: Mortgage and Home Equity (continued)

$345,978	Merrill Lynch Mortgage Investors Trust, Series 2004-A3, Class 4A3, Floating Rate, 5.03%, 05/25/34(3)	$251,019
1,098,000	Merrill Lynch Mortgage Investors, Inc., Series 2005-A4, Class 2A2, 4.46%, 07/25/35	558,224
1,300,000	Merrill Lynch Mortgage Investors, Inc., Series 2005-A5, Class A3, 4.44%, 06/25/35	649,104
500,000	Merrill Lynch Mortgage Trust, Series 2006-C1, Class A4, Floating Rate, 5.66%, 05/12/39(3)	407,199
176,231	MLCC Mortgage Investors, Inc., Series 2003-F, Class A1, Floating Rate, 0.79%, 10/25/28(3)	129,369
187,606	Morgan Stanley Mortgage Loan Trust, Series 2004-6AR, Class 1A, Floating Rate, 0.92%, 07/25/34(3)	101,537
696,434	Prime Mortgage Trust — 144A, Series 2006-DR1, Class 1A1, 5.50%, 05/25/35	537,805
329,698	Prime Mortgage Trust — 144A, Series 2006-DR1, Class 1A2, 6.00%, 05/25/35	257,023
1,638,087	Prime Mortgage Trust — 144A, Series 2006-DR1, Class 2A1, 5.50%, 05/25/35	1,024,869
1,475,811	Residential Accredit Loans, Inc., Series 2005-QO3, Class A1, Floating Rate, 0.87%, 10/25/45(3)	678,418
794,934	Structured Adjustable Rate Mortgage Loan Trust, Series 2005-15, Class 1A1, 5.06%, 07/25/35	477,490
303,490	Structured Asset Mortgage Investments, Inc., Series 2003-AR4, Class A1, Floating Rate, 0.93%, 01/19/34(3)	202,833
894,809	Thornburg Mortgage Securities Trust, Series 2006-1, Class A3, Floating Rate, 0.64%, 01/25/46(3)	891,396
271,767	Washington Mutual Mortgage Pass-Through Certificates, Series 2005-AR1, Class A1A, Floating Rate, 0.79%, 01/25/45(3)	136,757
476,961	Washington Mutual Mortgage Pass-Through Certificates, Series 2005-AR13, Class A1A1, Floating Rate, 0.76%, 10/25/45(3)	260,505
511,030	Washington Mutual Mortgage Pass-Through Certificates, Series 2005-AR13, Class A1B3, Floating Rate, 0.83%, 10/25/45(3)	171,288
596,450	Washington Mutual Mortgage Pass-Through Certificates, Series 2005-AR15, Class A1A2, Floating Rate, 0.75%, 11/25/45(3)	292,951
469,289	Washington Mutual Mortgage Pass-Through Certificates, Series 2007-HY4, Class 4A1, 5.51%, 09/25/36	328,414
553,079	Zuni Mortgage Loan Trust, Series 2006-OA1, Class A1, Floating Rate, 0.60%, 08/25/36(3)	524,286

		18,574,469

	Private Asset Backed: Student Loans — 0.1%
170,000	Nelnet Student Loan Trust, Series 2008-4, Class A4, Floating Rate, 5.01%, 04/25/24(2)	137,723

	Real Estate Development and Services — 0.0%
230,000	Realogy Corp., 12.38%, 04/15/15	31,050

	Real Estate Investment Trusts — 0.1%
50,000	Host Hotels & Resorts LP, Series Q, 6.75%, 06/01/16(4)	36,500
50,000	Ventas Realty LP/Ventas Capital Corp., 6.75%, 06/01/10	47,313
40,000	Ventas Realty LP/Ventas Capital Corp., 6.75%, 04/01/17	30,400

		114,213

	Retail — 0.1%
255,346	CVS Caremark Corp. — 144A, 6.94%, 01/10/30(5)	160,554
20,000	JC Penney & Company, Inc., 7.40%, 04/01/37	13,168

		173,722

	Retail: Supermarkets — 0.1%
93,000	Delhaize America, Inc., 9.00%, 04/15/31(5)	94,053

See notes to financial statements.

BALANCED PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2008

Principal		Value

	Corporate Bonds and Notes (continued)

	Scientific and Technical Instruments — 0.0%
$80,000	Cie Generale de Geophysique (France), 7.50%, 05/15/15	$49,600
40,000	Cie Generale de Geophysique (France), 7.75%, 05/15/17	23,200

		72,800

	Semiconductors — 0.0%
25,000	Freescale Semiconductor, Inc., 8.88%, 12/15/14	11,000
40,000	MagnaChip Semiconductor, Ltd., Floating Rate, 5.25%, 12/15/11(2)(9)	1,400

		12,400

	Telecommunications Equipment and Services — 1.3%
120,000	America Movil SAB de CV (Mexico), 5.63%, 11/15/17(5)	106,683
190,000	AT&T, Inc., 5.10%, 09/15/14	186,768
90,000	AT&T, Inc., 5.50%, 02/01/18(5)	90,956
15,000	Citizens Communications Company, 9.25%, 05/15/11	14,250
30,000	Citizens Communications Company, 7.88%, 01/15/27	17,400
180,000	Deutsche Telecom International Finance BV (the Netherlands), 5.75%, 03/23/16(5)	172,303
220,000	Koninklijke KPN NV (the Netherlands), 8.38%, 10/01/30	248,488
90,000	Level 3 Financing, Inc., 9.25%, 11/01/14	52,200
10,000	Nextel Communications, Inc., Series D, 7.38%, 08/01/15	4,200
130,000	Nextel Communications, Inc., Series E, 6.88%, 10/31/13	55,250
60,000	Nextel Communications, Inc., Series F, 5.95%, 03/15/14	25,200
40,000	Rogers Wireless, Inc. (Canada), 6.38%, 03/01/14	38,024
270,000	Sprint Capital Corp., 8.38%, 03/15/12	216,000
60,000	Sprint Capital Corp., 8.75%, 03/15/32	40,500
200,000	Telecom Italia Capital (Luxembourg), 5.25%, 10/01/15	152,250
70,000	Telecom Italia Capital (Luxembourg), 7.00%, 06/04/18	56,788
90,000	Verizon Communications, Inc., 8.95%, 03/01/39	116,252
50,000	Verizon Global Funding Corp., 7.38%, 09/01/12	52,308
300,000	Verizon New York, Inc., Series A, 6.88%, 04/01/12	298,485
260,000	VIP FIN (VIMPELCOM) — 144A (Luxembourg), 8.38%, 04/30/13	166,400
140,000	Windstream Corp., 8.63%, 08/01/16	123,900

		2,234,605

	Transportation — 0.1%
20,000	Teekay Shipping Corp. (Marshall Islands), 8.88%, 07/15/11	16,900
110,000	Union Pacific Corp., 5.38%, 05/01/14	103,758

		120,658

	Utilities — 1.4%
80,000	AES Corp., 7.75%, 10/15/15	67,200
410,000	AES Corp., 8.00%, 10/15/17	336,200
70,000	Dominion Resources, Inc., 4.75%, 12/15/10(5)	69,215
140,000	Dominion Resources, Inc., 5.70%, 09/17/12(5)	138,625
80,000	Dominion Resources, Inc., Series D, 8.88%, 01/15/19(5)	86,271
70,000	Edison Mission Energy, 7.00%, 05/15/17	60,900
90,000	Edison Mission Energy, 7.20%, 05/15/19	73,800
40,000	Edison Mission Energy, 7.63%, 05/15/27	31,000
10,000	Energy Future Holdings Corp. — 144A, 10.88%, 11/01/17	7,100
1,150,000	Energy Future Holdings Corp. — 144A, 11.25%, 11/01/17(12)	557,750
5,000	Exelon Corp., 5.63%, 06/15/35(5)	3,156
160,000	FirstEnergy Corp., Series B, 6.45%, 11/15/11(4)	151,241
125,000	FirstEnergy Corp., Series C, 7.38%, 11/15/31(4)	118,252

See notes to financial statements.

BALANCED PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2008

Principal		Value

	Corporate Bonds and Notes (continued)
	Utilities (continued)

$100,000	NRG Energy, Inc., 7.25%, 02/01/14	$93,500
10,000	NRG Energy, Inc., 7.38%, 02/01/16	9,300
10,000	NRG Energy, Inc., 7.38%, 01/15/17	9,200
40,000	Pacific Gas & Electric Company, 8.25%, 10/15/18	48,058
90,000	Pacific Gas & Electric Company, 6.05%, 03/01/34	95,585
60,000	Pacific Gas & Electric Company, 5.80%, 03/01/37	62,232
210,000	TXU Corp., Series P, 5.55%, 11/15/14	98,118
105,000	TXU Corp., Series Q, 6.50%, 11/15/24	37,148
310,000	TXU Corp., Series R, 6.55%, 11/15/34	104,654

		2,258,505

	Total Corporate Bonds and Notes (Cost $67,680,478)	46,753,771

	Preferred Corporate Bonds and Notes — 0.4%
	Banks and Financial Services — 0.1%
190,000	Bank of America Corp., Series K, Variable Rate, 8.00%, perpetual(1)(5)	136,665
40,000	Bank of America Corp., Series M, Variable Rate, 8.13%, perpetual(1)(5)	29,920
90,000	Credit Suisse (Guernsey), Variable Rate, 5.86%, perpetual(1)(5)	42,006
20,000	Goldman Sachs Capital II, Variable Rate, 5.79%, perpetual(1)(4)	7,688
200,000	Lehman Brothers Capital Trust VII, Series MTN, Variable Rate, 5.86%, perpetual(1)(9)	20

		216,299

	Insurance — 0.3%
430,000	MetLife, Inc., 6.40%, 12/15/36	258,000
250,000	Travelers Companies, Inc. (The), Variable Rate, 6.25%, 03/15/37(1)	163,759

		421,759

	Total Preferred Corporate Bonds and Notes (Cost $1,187,535)	638,058

Shares		Value

	Preferred Stocks — 0.0%
	Banks and Financial Services
600	Fannie Mae, Series O, Floating Rate, 7.00%(2)	$450
10,800	Fannie Mae, Series S, Variable Rate, 8.25%(1)	8,964
14,925	Freddie Mac, Series Z, Variable Rate, 8.38%(1)	5,821
178	Preferred Blocker, Inc. — 144A(14)	29,980

	Total Preferred Stocks (Cost $675,045)	45,215

Principal

	Convertible Bonds — 0.0%
	Automobiles/Motor Vehicles, Automotive Equipment and Repairs
$40,000	Ford Motor Company, 4.25%, 12/15/36 (Cost $40,000)	10,300

	Municipal Bonds — 0.6%
	Virginia
1,106,095	Virginia State Housing Development Authority, Series C, Revenue Bond, 6.00%, 06/25/34 (Cost $1,088,458)	1,078,752

	Foreign Government Obligations — 0.3%
450,000	AID-Israel (Israel), 5.50%, 04/26/24(4) (Cost $445,411)	558,959

	Securities Lending Collateral — 1.1%
1,911,215	Securities Lending Collateral Investment (Note 4) (Cost $1,911,215)	1,911,215

	Total Securities (Cost $230,029,462)	178,762,974

	Repurchase Agreements — 2.2%
3,771,297	With State Street Bank and Trust, dated 12/31/08, 0.01%, due 01/02/09, repurchase proceeds at maturity $3,771,300 (Collateralized by US Treasury Bill, 0.02%, due 05/14/09, with a value of $3,854,615) (Cost $3,771,297)	3,771,297

	Total Investments before Call and Put Options Written — 108.1% (Cost $233,800,759)	182,534,271

Contracts

	Call Options Written — (0.3)%
(5)	Eurodollar Future, Expiring September 2009 @ 97.63	(14,719)

See notes to financial statements.

BALANCED PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2008

Contracts		Value

	Call Options Written (continued)

(57)	Eurodollar Interest Rate Future, Expiring March 2009 @ 98.25	$(103,312)
(44)	US Treasury Note (10 Year) March Future, Expiring February 2009 @ 118	(360,938)

	Total Call Options Written (Premium $86,010)	(478,969)

	Put Options Written — (0.0)%
(70)	Eurodollar Interest Rate Future, Expiring March 2009 @ 96.75	(438)
(42)	US Treasury Note (10 Year) March Future, Expiring February 2009 @ 110	(5,250)
(10)	US Treasury Note (10 Year) March Future, Expiring February 2009 @ 111	(1,406)

	Total Put Options Written (Premium $119,957)	(7,094)

	Total Investments net of Call and Put Options Written — 107.8% (Cost $233,594,792)	182,048,208
	Liabilities less other assets — (7.8)%	(13,118,098)

	Net Assets — 100.0%	$168,930,110

The aggregate cost of securities for federal income tax purposes at December 31, 2008 is $236,199,315.

The following amounts are based on cost for federal income tax purposes:

Gross unrealized appreciation	$1,056,329
Gross unrealized depreciation	(54,721,373)

Net unrealized depreciation	$(53,665,044)

See summary of footnotes and abbreviations to portfolios

See notes to financial statements.

LARGE VALUE PORTFOLIO
(FORMERLY, VALUE & INCOME PORTFOLIO)
PORTFOLIO OF INVESTMENTS

December 31, 2008

Shares		Value

	Common Stocks — 99.0%
	Advertising — 0.4%
1,377,700	Interpublic Group of Companies, Inc. (The)*	$5,455,692

	Agriculture — 0.5%
151,700	Bunge, Ltd. (Bermuda)	7,853,509

	Apparel: Manufacturing and Retail — 1.2%
1,123,700	Gap, Inc. (The)	15,046,343
214,100	Limited Brands, Inc.	2,149,564

		17,195,907

	Automobiles/Motor Vehicles, Automotive Equipment and Repairs — 0.4%
154,727	Autoliv, Inc.	3,320,441
86,200	Magna International, Inc. — Class A (Canada)	2,579,966

		5,900,407

	Banks and Financial Services — 9.1%
386,900	American Express Company	7,176,995
1,142,082	Bank of America Corp.	16,080,515
61,700	Capital One Financial Corp.	1,967,613
1,450,670	Citigroup, Inc.	9,733,996
76,928	Deutsche Bank AG (Germany)	3,130,200
581,200	Fifth Third Bancorp	4,800,712
126,200	Goldman Sachs Group, Inc. (The)	10,650,018
218,600	Invesco, Ltd. (Bermuda)	3,156,584
1,719,540	JPMorgan Chase & Company	54,217,096
66,400	Lazard, Ltd. — Class A (Bermuda)	1,974,736
555,000	Morgan Stanley	8,902,200
215,800	SunTrust Banks, Inc.	6,374,732
134,000	Wells Fargo & Company	3,950,320

		132,115,717

	Broadcast Services/Media — 5.3%
813,500	CBS Corp. — Class B	6,662,565
1,430,000	Comcast Corp. — Class A	24,138,400
538,500	News Corp. — Class A	4,894,965
3,671,200	Time Warner, Inc.	36,932,272
200,000	Viacom, Inc. — Class B*	3,812,000

		76,440,202

	Chemicals — 0.2%
92,155	Eastman Chemical Company	2,922,235

	Computer Equipment, Software and Services — 3.6%
1,218,400	Dell, Inc.*	12,476,416
219,000	Hewlett-Packard Company	7,947,510
327,100	International Business Machines Corp.	27,528,736
388,600	Western Digital Corp.*	4,449,470

		52,402,132

	Construction Services and Supplies — 0.5%
109,500	Centex Corp.	1,165,080
107,000	KB HOME	1,457,340
530,779	Lennar Corp. — Class A	4,601,854

		7,224,274

	Consumer Goods and Services — 5.0%
506,000	Altria Group, Inc.	7,620,360
115,000	Black & Decker Corp. (The)	4,808,150
106,100	Estee Lauder Companies, Inc. (The) — Class A	3,284,856
484,000	Kimberly-Clark Corp.	25,526,160
328,000	Philip Morris International, Inc.	14,271,280
283,455	Procter & Gamble Company (The)	17,523,188

		73,033,994

	Containers and Packaging — 0.2%
122,000	Owens-Illinois, Inc.*	3,334,260

	Diversified Operations and Services — 2.9%
2,578,700	General Electric Company	41,774,940

	Electronics — 2.1%
2,523,748	Flextronics International, Ltd. (Singapore)*	6,460,795
674,802	Sanmina-SCI Corp.*	317,157
517,000	Sony Corp. (ADR) (Japan)	11,306,790
801,750	Tyco Electronics, Ltd. (Bermuda)	12,996,367

		31,081,109

	Environmental Waste Management and Recycling Services — 0.8%
345,000	Waste Management, Inc.	11,433,300

	Food and Beverage — 4.9%
447,400	Coca-Cola Enterprises, Inc.	5,382,222
791,300	Dean Foods Company*	14,219,661
39,427	JM Smucker Company (The)	1,709,555
60,000	Kellogg Company	2,631,000
1,001,100	Kraft Foods, Inc. — Class A	26,879,535
70,000	Molson Coors Brewing Company — Class B	3,424,400
1,668,805	Sara Lee Corp.	16,337,601
79,195	Tyson Foods, Inc. — Class A	693,748

		71,277,722

See notes to financial statements.

LARGE VALUE PORTFOLIO
(FORMERLY, VALUE & INCOME PORTFOLIO)
PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2008

Shares		Value

	Common Stocks (continued)

	Insurance — 6.0%
446,000	Allstate Corp. (The)	$14,610,960
942,700	American International Group, Inc.	1,480,039
72,000	Fidelity National Financial, Inc. — Class A	1,278,000
550,000	Genworth Financial, Inc. — Class A	1,556,500
132,100	Hartford Financial Services Group, Inc. (The)	2,169,082
330,415	MetLife, Inc.	11,518,267
61,566	PartnerRe, Ltd. (Bermuda)	4,387,809
117,300	RenaissanceRe Holdings, Ltd. (Bermuda)	6,047,988
932,800	Travelers Companies, Inc. (The)	42,162,560
313,000	XL Capital, Ltd. — Class A (Cayman Islands)	1,158,100

		86,369,305

	Internet Services — 0.3%
298,700	Symantec Corp.*	4,038,424

	Machinery — 0.3%
82,000	Caterpillar, Inc.	3,662,940

	Manufacturing — 1.9%
483,000	Honeywell International, Inc.	15,856,890
564,350	Tyco International, Ltd. (Bermuda)	12,189,960

		28,046,850

	Medical Equipment, Supplies, and Services — 3.9%
1,798,100	Boston Scientific Corp.*	13,917,294
217,000	Cardinal Health, Inc.	7,479,990
733,800	Hologic, Inc.*	9,590,766
290,000	Johnson & Johnson	17,350,700
57,500	McKesson Corp.	2,226,975
5,176,420	Tenet Healthcare Corp.*	5,952,883

		56,518,608

	Metals and Mining — 0.7%
456,000	Alcoa, Inc.	5,134,560
150,900	United States Steel Corp.	5,613,480

		10,748,040

	Oil, Coal and Gas — 15.8%
171,100	Anadarko Petroleum Corp.	6,595,905
157,000	Apache Corp.	11,701,210
275,000	BP PLC (ADR) (United Kingdom)	12,853,500
819,900	Chevron Corp.	60,648,004
927,602	ConocoPhillips	48,049,784
181,400	Devon Energy Corp.	11,919,794
637,000	Exxon Mobil Corp.	50,851,710
78,000	Occidental Petroleum Corp.	4,679,220
213,400	Total SA (ADR) (France)	11,801,020
374,600	Valero Energy Corp.	8,106,344

		227,206,491

	Paper and Forest Products — 0.8%
1,046,700	MeadWestvaco Corp.	11,712,573

	Pharmaceuticals/Research and Development — 11.1%
89,834	AmerisourceBergen Corp.	3,203,480
111,000	Amgen, Inc.*	6,410,250
904,000	Bristol-Myers Squibb Company	21,018,000
150,000	Eli Lilly and Company	6,040,500
611,300	Merck & Company, Inc.	18,583,520
3,443,900	Pfizer, Inc.	60,991,469
130,000	Sanofi-Aventis (ADR) (France)	4,180,800
365,100	Schering-Plough Corp.	6,217,653
926,500	Watson Pharmaceuticals, Inc.*	24,617,105
205,000	Wyeth	7,689,550

		158,952,327

	Printing and Publishing — 0.2%
450,200	Gannett Company, Inc.	3,601,600

	Retail — 2.9%
289,900	CVS Caremark Corp.	8,331,726
798,200	Home Depot, Inc. (The)	18,374,564
360,000	JC Penney Company, Inc.	7,092,000
210,000	Lowe’s Companies, Inc.	4,519,200
415,100	Macy’s, Inc.	4,296,285

		42,613,775

	Retail: Supermarkets — 1.7%
479,350	Kroger Company (The)	12,659,634
270,525	Safeway, Inc.	6,430,379
366,400	SUPERVALU, Inc.	5,349,440

		24,439,453

	Semiconductors — 2.1%
760,300	Intel Corp.	11,145,998
185,200	KLA-Tencor Corp.	4,035,508
3,695,800	LSI Corp.*	12,159,182
475,330	NVIDIA Corp.*	3,835,913

		31,176,601

See notes to financial statements.

LARGE VALUE PORTFOLIO
(FORMERLY, VALUE & INCOME PORTFOLIO)
PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2008

Shares		Value

	Common Stocks (continued)

	Telecommunications Equipment and Services — 9.3%
2,420,355	AT&T, Inc.	$68,980,117
464,000	Corning, Inc.	4,421,920
3,712,300	Motorola, Inc.	16,445,489
250,000	Nokia (ADR) (Finland)	3,900,000
5,588,500	Qwest Communications International, Inc.	20,342,140
1,907,818	Sprint Nextel Corp.*	3,491,307
736,700	Telefonaktiebolaget LM Ericsson (ADR) (Sweden)	5,753,627
358,700	Verizon Communications, Inc.	12,159,930

		135,494,530

	Toys — 1.2%
1,113,500	Mattel, Inc.	17,816,000

	Utilities — 3.7%
259,500	Ameren Corp.	8,630,970
972,780	American Electric Power Company, Inc.	32,374,118
109,100	Dominion Resources, Inc. — Virginia	3,910,144
416,300	Reliant Energy, Inc.*	2,406,214
165,800	Wisconsin Energy Corp.	6,960,284

		54,281,730

	Total Common Stocks (Cost $2,137,281,482)	1,436,124,647

Principal

	Repurchase Agreements — 0.8%
$11,411,786	With State Street Bank & Trust, dated 12/31/08, 0.01%, due 01/02/09, repurchase proceeds at maturity $11,411,793 (Collateralized by various US Treasury Bills, 0.01%-0.02%, due 01/02/09-05/14/09, with a total value of $11,831,391) (Cost $11,411,786)	11,411,786

	Total Investments — 99.8% (Cost $2,148,693,268)	1,447,536,433
	Other assets less liabilities — 0.2%	3,433,714

	Net Assets — 100.0%	$1,450,970,147

The aggregate cost of securities for federal income tax purposes at December 31, 2008 is $2,163,266,936.

The following amounts are based on cost for federal income tax purposes:

Gross unrealized appreciation	$67,174,003
Gross unrealized depreciation	(782,904,506)

Net unrealized depreciation	$(715,730,503)

See summary of footnotes and abbreviations to portfolios.

See notes to financial statements.

VALUE PORTFOLIO
PORTFOLIO OF INVESTMENTS

December 31, 2008

Shares		Value

	Common Stocks — 98.9%
	Advertising — 1.0%
158,200	Interpublic Group of Companies, Inc. (The)*	$626,472

	Aerospace and Defense — 3.2%
37,600	Empresa Brasileira de Aeronautica SA (ADR) (Brazil)(8)	609,496
29,000	Northrop Grumman Corp.	1,306,160

		1,915,656

	Apparel: Manufacturing and Retail — 1.6%
48,200	Gap, Inc. (The)	645,398
34,800	Limited Brands, Inc.	349,392

		994,790

	Automobiles/Motor Vehicles, Automotive Equipment and Repairs — 1.5%
32,800	PACCAR, Inc.	938,080

	Banks and Financial Services — 15.6%
15,500	American Express Company	287,525
164,755	Bank of America Corp.	2,319,750
164,800	Citigroup, Inc.	1,105,808
16,000	Comerica, Inc.	317,600
64,300	JPMorgan Chase & Company	2,027,379
92,075	KeyCorp	784,479
605,900	National City Corp.	1,096,679
276,500	Wachovia Corp.	1,531,810

		9,471,030

	Chemicals — 2.5%
5,000	Eastman Chemical Company	158,550
22,000	Rohm and Haas Company	1,359,380

		1,517,930

	Computer Equipment, Software and Services — 12.5%
179,466	CA, Inc.	3,325,505
132,400	Microsoft Corp.	2,573,856
96,900	Oracle Corp.*	1,718,037

		7,617,398

	Consumer Goods and Services — 6.6%
10,700	Lorillard, Inc.	602,945
71,300	Philip Morris International, Inc.	3,102,263
13,200	Unilever PLC (ADR) (United Kingdom)	303,864

		4,009,072

	Electronics — 2.7%
101,050	Tyco Electronics, Ltd. (Bermuda)	1,638,021

	Food and Beverage — 2.7%
29,200	Coca-Cola Company (The)	1,321,884
11,200	Kraft Foods, Inc. — Class A	300,720

		1,622,604

	Insurance — 6.2%
19,200	Allstate Corp. (The)	628,992
77,000	Conseco, Inc.*	398,860
81,500	Genworth Financial, Inc. — Class A	230,645
26,059	MetLife, Inc.	908,417
7,100	Prudential Financial, Inc.	214,846
21,500	Travelers Companies, Inc. (The)	971,800
107,600	XL Capital, Ltd. — Class A (Cayman Islands)	398,120

		3,751,680

	Internet Services — 1.5%
66,200	eBay, Inc.*	924,152

	Manufacturing — 3.1%
85,750	Tyco International, Ltd. (Bermuda)	1,852,200

	Medical Equipment, Supplies, and Services — 0.9%
9,100	Johnson & Johnson	544,453

	Metals and Mining — 0.6%
30,700	Alcoa, Inc.	345,682

	Oil, Coal and Gas — 5.8%
7,800	Exxon Mobil Corp.	622,674
56,500	Royal Dutch Shell PLC — Class B (ADR) (United Kingdom)(8)	2,905,795

		3,528,469

	Pharmaceuticals/Research and Development — 12.3%
39,500	Bristol-Myers Squibb Company	918,375
45,000	Eli Lilly and Company	1,812,150
55,600	Merck & Company, Inc.	1,690,240
52,500	Pfizer, Inc.	929,775
122,900	Schering-Plough Corp.	2,092,987

		7,443,527

	Retail — 6.4%
90,052	Home Depot, Inc. (The)	2,072,997
52,900	JC Penney Company, Inc.	1,042,130
14,200	Wal-Mart Stores, Inc.	796,052

		3,911,179

	Retail: Supermarkets — 2.8%
71,900	Safeway, Inc.	1,709,063

	Semiconductors — 1.2%
47,700	Texas Instruments, Inc.	740,304

See notes to financial statements.

VALUE PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2008

Shares		Value

	Common Stocks (continued)

	Telecommunications Equipment and Services — 1.4%
387,100	Alcatel-Lucent (ADR) (France)*	$832,265

	Utilities — 6.8%
12,800	Entergy Corp.	1,064,064
32,600	Exelon Corp.	1,812,886
24,400	FPL Group, Inc.	1,228,052

		4,105,002

	Total Common Stocks (Cost $87,872,197)	60,039,029

	Preferred Stocks — 0.0%
	Banks and Financial Services
369,700	Washington Mutual, Inc., Series S, 14.00%(14) (Cost $3,234,875)	3,974

Principal

	Securities Lending Collateral — 4.3%
$2,594,000	Securities Lending Collateral Investment (Note 4) (Cost $2,594,000)	2,594,000

	Total Securities (Cost $93,701,072)	62,637,003

	Repurchase Agreements — 2.1%
1,274,730	With State Street Bank and Trust, dated 12/31/08, 0.01%, due 01/02/09, repurchase proceeds at maturity $1,274,731 (Collateralized by US Treasury Bill, 0.01%, due 01/02/09, with a value of $1,398,600) (Cost $1,274,730)	1,274,730

	Total Investments — 105.3% (Cost $94,975,802)	63,911,733
	Liabilities less other assets — (5.3)%	(3,208,169)

	Net Assets — 100.0%	$60,703,564

The aggregate cost of securities for federal income tax purposes at December 31, 2008 is $100,845,203.

The following amount is based on cost for federal income tax purposes:

Gross/Net unrealized depreciation (includes gross unrealized appreciation of $0)	$(36,933,470)

See summary of footnotes and abbreviations to portfolios.

See notes to financial statements.

LARGE CORE PORTFOLIO
(FORMERLY, GROWTH & INCOME PORTFOLIO)
PORTFOLIO OF INVESTMENTS

December 31, 2008

Shares		Value

	Common Stocks — 95.9%
	Aerospace and Defense — 3.3%
52,750	Goodrich Corp.	$1,952,805
36,650	L-3 Communications Holdings, Inc.	2,704,037
25,375	Lockheed Martin Corp.	2,133,530
33,800	Northrop Grumman Corp.	1,522,352
17,500	Raytheon Company	893,200

		9,205,924

	Agriculture — 0.5%
20,825	Monsanto Company	1,465,039

	Airlines — 0.1%
36,500	Southwest Airlines Company	314,630

	Apparel: Manufacturing and Retail — 1.6%
17,200	Aeropostale, Inc.*	276,920
60,900	Coach, Inc.*	1,264,893
41,800	Gap, Inc. (The)	559,702
22,000	NIKE, Inc. — Class B	1,122,000
17,000	Polo Ralph Lauren Corp.	771,970
21,750	Ross Stores, Inc.	646,628

		4,642,113

	Automobiles/Motor Vehicles, Automotive Equipment and Repairs — 0.5%
9,375	AutoZone, Inc.*	1,307,531

	Banks and Financial Services — 7.4%
57,400	Ameriprise Financial, Inc.	1,340,864
14,300	Astoria Financial Corp.	235,664
41,200	Bank of America Corp.	580,096
47,900	Capital One Financial Corp.	1,527,531
56,950	Charles Schwab Corp. (The)	920,882
23,500	Credicorp, Ltd. (Bermuda)	1,174,060
69,650	Federated Investors, Inc. — Class B	1,181,264
24,600	Franklin Resources, Inc.	1,568,988
14,100	Global Payments, Inc.	462,339
22,850	Goldman Sachs Group, Inc. (The)	1,928,312
123,100	Hudson City Bancorp, Inc.	1,964,676
41,500	Knight Capital Group, Inc. — Class A*	670,225
5,425	MasterCard, Inc. — Class A	775,395
37,900	Moody’s Corp.(8)	761,411
17,500	NewAlliance Bancshares, Inc.	230,475
11,900	PNC Financial Services Group, Inc.	583,100
143,900	Regions Financial Corp.	1,145,444
26,200	SunTrust Banks, Inc.	773,948
15,100	SVB Financial Group*	396,073
20,425	Visa, Inc. — Class A	1,071,291
54,900	Wells Fargo & Company	1,618,452

		20,910,490

	Broadcast Services/Media — 2.5%
68,775	Comcast Corp. — Class A	1,160,922
94,975	DIRECTV Group, Inc. (The)*	2,175,877
19,100	McGraw-Hill Companies, Inc. (The)	442,929
64,400	Shaw Communications, Inc. — Class B (Canada)	1,138,592
203,675	Time Warner, Inc.	2,048,971

		6,967,291

	Business Services and Supplies — 0.9%
37,125	Accenture, Ltd. — Class A (Bermuda)	1,217,329
24,713	Hewitt Associates, Inc. — Class A*	701,355
30,700	SEI Investments Company	482,297

		2,400,981

	Chemicals — 1.3%
15,800	Airgas, Inc.	616,042
50,500	Dow Chemical Company (The)	762,045
16,425	FMC Corp.	734,690
31,600	Lubrizol Corp. (The)	1,149,924
41,200	Methanex Corp. (Canada)(8)	463,088

		3,725,789

	Computer Equipment, Software and Services — 8.2%
20,325	Apple, Inc.*	1,734,739
50,325	BMC Software, Inc.*	1,354,246
19,800	Computer Sciences Corp.*	695,772
114,650	Hewlett-Packard Company	4,160,649
59,725	International Business Machines Corp.	5,026,456
319,875	Microsoft Corp.	6,218,370
162,895	Oracle Corp.*	2,888,128
9,300	Sybase, Inc.*	230,361
61,225	Western Digital Corp.*	701,026

		23,009,747

	Construction Services and Supplies — 0.6%
13,300	Granite Construction, Inc.	584,269
17,000	Lennox International, Inc.	548,930
34,400	Owens Corning, Inc.*	595,120

		1,728,319

	Consumer Goods and Services — 4.4%
67,400	Altria Group, Inc.	1,015,044

See notes to financial statements.

LARGE CORE PORTFOLIO
(FORMERLY, GROWTH & INCOME PORTFOLIO)
PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2008

Shares		Value

	Common Stocks (continued)
	Consumer Goods and Services (continued)

22,725	Colgate-Palmolive Company	$1,557,572
53,825	Herbalife, Ltd. (Cayman Islands)	1,166,926
26,875	Jarden Corp.*	309,063
14,950	Lorillard, Inc.	842,433
39,200	NBTY, Inc.*	613,480
39,475	Philip Morris International, Inc.	1,717,556
83,075	Procter & Gamble Company (The)	5,135,696

		12,357,770

	Containers and Packaging — 0.5%
18,300	Ball Corp.	761,097
22,650	Pactiv Corp.*	563,532

		1,324,629

	Diversified Operations and Services — 0.6%
102,500	General Electric Company	1,660,500

	Education — 0.2%
9,825	DeVry, Inc.	564,053

	Electronics — 0.8%
35,500	Arrow Electronics, Inc.*	668,820
30,900	Avnet, Inc.*	562,689
17,200	Garmin, Ltd. (Cayman Islands)	329,724
92,400	Jabil Circuit, Inc.	623,700

		2,184,933

	Energy Services — 0.1%
2,925	First Solar, Inc.*(8)	403,533

	Engineering — 0.6%
20,125	Fluor Corp.	903,008
35,925	Foster Wheeler, Ltd. (Bermuda)*	839,927

		1,742,935

	Environmental Waste Management and Recycling Services — 0.4%
50,460	Republic Services, Inc.	1,250,903

	Food and Beverage — 3.1%
61,775	Coca-Cola Company (The)	2,796,554
90,500	ConAgra Foods, Inc.	1,493,250
47,725	Constellation Brands, Inc. — Class A*	752,623
15,950	General Mills, Inc.	968,963
15,400	HJ Heinz Company	579,040
14,100	Kellogg Company	618,285
62,800	Pepsi Bottling Group, Inc. (The)	1,413,628

		8,622,343

	Insurance — 6.0%
10,650	ACE, Ltd. (Switzerland)	563,598
20,400	Aetna, Inc.	581,400
16,625	Aflac, Inc.	762,090
62,400	Allstate Corp. (The)	2,044,224
52,400	American Financial Group, Inc.	1,198,912
24,500	Assurant, Inc.	735,000
47,600	Axis Capital Holdings, Ltd. (Bermuda)	1,386,112
38,000	Chubb Corp. (The)	1,938,000
34,200	Endurance Specialty Holdings, Ltd. (Bermuda)	1,044,126
29,400	Lincoln National Corp.	553,896
9,600	Odyssey Re Holdings Corp.	497,376
37,800	Platinum Underwriters Holdings, Ltd. (Bermuda)	1,363,824
36,600	Progressive Corp. (The)	542,046
48,000	Travelers Companies, Inc. (The)	2,169,600
48,800	WR Berkley Corp.	1,512,800

		16,893,004

	Internet Services — 2.7%
114,737	Cisco Systems, Inc.*	1,870,214
19,148	eBay, Inc.*	267,306
5,594	Google, Inc. — Class A*(5)	1,720,994
26,300	Netflix, Inc.*(8)	786,107
12,925	Priceline.com, Inc.*(8)	951,926
111,900	Symantec Corp.*	1,512,888
46,375	Yahoo!, Inc.*	565,775

		7,675,210

	Machinery — 1.6%
22,900	AGCO Corp.*	540,211
28,775	Caterpillar, Inc.	1,285,379
65,563	Cummins, Inc.	1,752,499
41,200	Gardner Denver, Inc.*	961,608

		4,539,697

	Manufacturing — 1.2%
11,150	3M Company	641,571
25,400	Dover Corp.	836,168
14,150	Parker Hannifin Corp.	601,941
23,500	Sherwin-Williams Company (The)	1,404,125

		3,483,805

	Medical Equipment, Supplies, and Services — 5.8%
34,050	Baxter International, Inc.	1,824,740
15,684	Becton, Dickinson and Company	1,072,629
38,000	Cardinal Health, Inc.	1,309,860
91,375	Johnson & Johnson	5,466,966

See notes to financial statements.

LARGE CORE PORTFOLIO
(FORMERLY, GROWTH & INCOME PORTFOLIO)
PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2008

Shares		Value

	Common Stocks (continued)
	Medical Equipment, Supplies, and Services (continued)

33,251	Kinetic Concepts, Inc.*	$637,754
40,701	LifePoint Hospitals, Inc.*	929,611
4,700	Lincare Holdings, Inc.*	126,571
34,200	McKesson Corp.	1,324,566
19,881	Medtronic, Inc.	624,661
45,700	UnitedHealth Group, Inc.	1,215,620
30,650	Varian Medical Systems, Inc. *	1,073,976
17,800	WellPoint, Inc.*	749,914

		16,356,868

	Metals and Mining — 1.0%
37,000	Alcoa, Inc.	416,620
16,400	Reliance Steel & Aluminum Company	327,016
56,375	Timken Company (The)	1,106,641
27,900	United States Steel Corp.	1,037,880

		2,888,157

	Office Equipment, Supplies, and Services — 0.3%
29,475	Pitney Bowes, Inc.	751,023

	Oil, Coal and Gas — 12.9%
44,025	Chesapeake Energy Corp.	711,884
78,700	Chevron Corp.	5,821,439
74,600	ConocoPhillips	3,864,280
75,925	El Paso Corp.	594,493
17,385	ENSCO International, Inc.	493,560
157,100	Exxon Mobil Corp.	12,541,292
48,825	Massey Energy Company	673,297
12,500	Murphy Oil Corp.	554,375
39,300	Nabors Industries, Ltd. (Bermuda)*	470,421
23,870	Noble Corp. (Cayman Islands)	527,288
25,975	Occidental Petroleum Corp.	1,558,240
36,750	Schlumberger, Ltd. (Netherland Antilles)	1,555,628
40,225	Southwestern Energy Company*	1,165,318
29,875	Spectra Energy Corp.	470,233
37,250	Sunoco, Inc.(8)	1,618,885
29,750	Superior Energy Services, Inc.*	473,918
11,048	Transocean, Ltd. (Switzerland)*	522,018
73,700	Valero Energy Corp.	1,594,868
39,650	W&T Offshore, Inc.	567,788
14,800	Walter Industries, Inc.	259,148

		36,038,373

	Pharmaceuticals/Research and Development — 7.6%
47,475	Abbott Laboratories	2,533,741
37,700	AmerisourceBergen Corp.	1,344,382
67,993	Amgen, Inc. *	3,926,596
21,725	Biogen Idec, Inc.*	1,034,762
29,075	Bristol-Myers Squibb Company	675,994
14,700	Cephalon, Inc.*	1,132,488
16,425	Eli Lilly and Company	661,435
33,600	Endo Pharmaceuticals Holdings, Inc.*	869,568
28,332	Express Scripts, Inc.*	1,557,693
29,200	Forest Laboratories, Inc.*	743,724
28,025	Gilead Sciences, Inc.*	1,433,199
256,300	Pfizer, Inc.	4,539,072
60,600	Schering-Plough Corp.	1,032,018

		21,484,672

	Real Estate Investment Trusts — 0.2%
12,175	Simon Property Group, Inc.	646,858

	Retail — 3.2%
99,387	Big Lots, Inc.*(8)	1,440,118
25,400	BJ’s Wholesale Club, Inc.*	870,204
21,500	CVS Caremark Corp.	617,910
20,925	Dollar Tree, Inc.*	874,665
30,909	TJX Companies, Inc. (The)	635,798
82,993	Wal-Mart Stores, Inc.	4,652,587

		9,091,282

	Retail: Restaurants — 1.2%
49,875	McDonald’s Corp.	3,101,726
6,100	Panera Bread Company — Class A*(8)	318,664

		3,420,390

	Retail: Supermarkets — 1.5%
104,983	Kroger Company (The)	2,772,601
34,200	Safeway, Inc.	812,934
51,500	SUPERVALU, Inc.	751,900

		4,337,435

	Scientific and Technical Instruments — 0.1%
11,400	Thermo Fisher Scientific, Inc.*	388,398

	Security Services — 0.4%
20,943	Brink’s Company (The)	562,947
20,943	Brink’s Home Security Holdings, Inc.*	459,071

		1,022,018

	Semiconductors — 1.7%
48,725	Altera Corp.	814,195

See notes to financial statements.

LARGE CORE PORTFOLIO
(FORMERLY, GROWTH & INCOME PORTFOLIO)
PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2008

Shares		Value

	Common Stocks (continued)
	Semiconductors (continued)

159,050	Intel Corp.	$2,331,673
174,675	LSI Corp.*	574,681
89,325	QLogic Corp.*	1,200,528

		4,921,077

	Telecommunications Equipment and Services — 4.6%
230,200	AT&T, Inc.	6,560,700
22,946	Embarq Corp.	825,138
30,750	Harris Corp.	1,170,038
52,000	NeuStar, Inc. — Class A*	994,760
25,075	QUALCOMM, Inc.	898,437
71,100	Verizon Communications, Inc.	2,410,290

		12,859,363

	Toys — 0.4%
41,300	Hasbro, Inc.	1,204,721

	Transportation — 2.4%
14,400	CSX Corp.	467,568
21,750	JB Hunt Transport Services, Inc.(8)	571,373
49,675	Norfolk Southern Corp.	2,337,208
12,600	Overseas Shipholding Group, Inc.	530,586
18,700	Ryder System, Inc.	725,186
41,625	Union Pacific Corp.	1,989,675

		6,621,596

	Utilities — 3.5%
35,000	Alliant Energy Corp.	1,021,300
54,550	CenterPoint Energy, Inc.	688,421
37,500	DTE Energy Company	1,337,625
77,876	Edison International	2,501,377
29,400	FirstEnergy Corp.	1,428,252
31,300	NRG Energy, Inc.*(8)	730,229
89,100	NV Energy, Inc.	881,199
45,000	Public Service Enterprise Group, Inc.	1,312,650

		9,901,053

	Total Common Stocks (Cost $353,233,144)	270,314,453

Principal

	Securities Lending Collateral—1.4%
$4,004,157	Securities Lending Collateral Investment (Note 4) (Cost $4,004,157)	4,004,157

	Total Securities (Cost $357,237,301)	274,318,610

	Repurchase Agreements—0.5%
1,295,878	With State Street Bank and Trust, dated 12/31/08, 0.01%, due 01/02/09, repurchase proceeds at maturity $1,295,879 (Collateralized by US Treasury Bill, 0.02%, due 05/14/09, with a value of $1,324,868) (Cost $1,295,878)	1,295,878

	Total Investments — 97.8%
	(Cost $358,533,179)	275,614,488
	Other assets less liabilities — 2.2%	6,159,493

	Net Assets — 100.0%	$281,773,981

The aggregate cost of securities for federal income tax purposes at December 31, 2008 is $364,514,073.

The following amounts are based on cost for federal income tax purposes:

Gross unrealized appreciation	$1,101,060
Gross unrealized depreciation	(90,000,645)

Net unrealized depreciation	$(88,899,585)

See summary of footnotes and abbreviations to portfolios.

See notes to financial statements.

LARGE GROWTH PORTFOLIO
(FORMERLY, EQUITY GROWTH PORTFOLIO)
PORTFOLIO OF INVESTMENTS

December 31, 2008

Shares		Value

	Common Stocks — 98.7%
	Advertising — 0.1%
303,900	Interpublic Group of Companies, Inc. (The)*	$1,203,444

	Aerospace and Defense — 5.6%
45,423	Boeing Company (The)	1,938,199
341,722	General Dynamics Corp.	19,679,770
9,700	L-3 Communications Holdings, Inc.	715,666
296,038	Lockheed Martin Corp.	24,890,875
32,300	Northrop Grumman Corp.	1,454,792
200,488	Raytheon Company	10,232,908
82,910	United Technologies Corp.	4,443,976

		63,356,186

	Agriculture — 2.5%
23,300	CF Industries Holdings, Inc.	1,145,428
305,687	Monsanto Company	21,505,080
120,200	Mosaic Company (The)	4,158,920
18,400	Potash Corp. of Saskatchewan, Inc. (Canada)	1,347,248

		28,156,676

	Apparel: Manufacturing and Retail — 1.2%
171,100	Gap, Inc. (The)	2,291,029
150,500	Limited Brands, Inc.	1,511,020
110,603	NIKE, Inc. — Class B	5,640,753
49,100	Ross Stores, Inc.	1,459,743
173,500	Urban Outfitters, Inc.*	2,599,030

		13,501,575

	Automobile: Retail — 0.1%
49,900	Copart, Inc.*	1,356,781

	Automobiles/Motor Vehicles, Automotive Equipment and Repairs — 0.8%
80,100	Advance Auto Parts, Inc.	2,695,365
47,450	AutoZone, Inc.*	6,617,852

		9,313,217

	Banks and Financial Services — 11.8%
32,919	American Express Company	610,647
106,675	Banco Itau Holding Financeira SA (ADR) (Brazil)	1,237,430
23,400	Charles Schwab Corp. (The)	378,378
36,000	Federated Investors, Inc. — Class B	610,560
212,206	Goldman Sachs Group, Inc. (The)	17,908,064
40,100	Hudson City Bancorp, Inc.	639,996
20,154,000	Industrial and Commercial Bank of China, Ltd. — Class H (China)	10,700,099
119,200	Invesco, Ltd. (Bermuda)	1,721,248
412,017	JPMorgan Chase & Company	12,990,896
48,400	M&T Bank Corp.(8)	2,778,644
89,805	MasterCard, Inc. — Class A	12,835,829
213,200	Morgan Stanley	3,419,728
17,900	Nasdaq OMX Group, Inc. (The)*	442,309
30,200	Northern Trust Corp.	1,574,628
44,100	T Rowe Price Group, Inc.(8)	1,562,904
562,985	US Bancorp	14,080,255
487,030	Visa, Inc. — Class A	25,544,724
641,677	Wells Fargo & Company	18,916,638
298,500	Western Union Company	4,280,490

		132,233,467

	Broadcast Services/Media — 1.0%
41,264	Comcast Corp. — Class A	696,536
66,900	DIRECTV Group, Inc. (The)*	1,532,679
52,236	DreamWorks Animation SKG, Inc. — Class A*	1,319,481
63,100	Liberty Global, Inc. — Class A*(8)	1,004,552
184,200	News Corp. — Class A	1,674,378
60,500	Scripps Networks Interactive — Class A	1,331,000
158,151	Time Warner, Inc.	1,590,999
114,244	Viacom, Inc. — Class B*	2,177,491

		11,327,116

	Business Services and Supplies — 0.6%
182,955	Accenture, Ltd. — Class A (Bermuda)	5,999,094
36,900	Manpower, Inc.	1,254,231

		7,253,325

	Chemicals — 0.4%
27,900	Air Products & Chemicals, Inc.	1,402,533
55,850	FMC Corp.	2,498,171
19,100	Sigma-Aldrich Corp.	806,784

		4,707,488

	Computer Equipment, Software and Services — 11.3%
93,600	Adobe Systems, Inc.*	1,992,744
17,400	Affiliated Computer Services, Inc. — Class A*	799,530
210,979	Apple, Inc.*	18,007,058
44,600	Automatic Data Processing, Inc.	1,754,564
269,000	BMC Software, Inc.*	7,238,790
73,600	Compuware Corp.*	496,800

See notes to financial statements.

LARGE GROWTH PORTFOLIO
(FORMERLY, EQUITY GROWTH PORTFOLIO)
PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2008

Shares		Value

	Common Stocks (continued)
	Computer Equipment, Software and Services (continued)

239,000	Dell, Inc.*	$2,447,360
34,500	DST Systems, Inc.*(8)	1,310,310
45,200	Electronic Arts, Inc.*	725,008
224,013	Hewlett-Packard Company	8,129,432
256,736	International Business Machines Corp.	21,606,902
1,615,867	Microsoft Corp.	31,412,453
420,933	NetApp, Inc.*	5,880,434
1,344,424	Oracle Corp.*	23,836,638
25,000	Salesforce.com, Inc.*	800,250
70,800	Western Digital Corp.*	810,660

		127,248,933

	Construction Services and Supplies — 0.2%
5,400	NVR, Inc.*	2,463,750

	Consumer Goods and Services — 4.4%
151,102	Altria Group, Inc.	2,275,596
65,100	Avon Products, Inc.	1,564,353
166,000	Colgate-Palmolive Company	11,377,640
30,500	Estee Lauder Companies, Inc. (The) — Class A	944,280
59,300	Herbalife, Ltd. (Cayman Islands)	1,285,624
96,300	Kimberly-Clark Corp.	5,078,862
484,155	Philip Morris International, Inc.	21,065,584
73,072	Procter & Gamble Company (The)	4,517,311
33,300	United Parcel Service, Inc. — Class B	1,836,828

		49,946,078

	Containers and Packaging — 0.0%
29,000	Crown Holdings, Inc.*	556,800

	Diversified Operations and Services — 0.2%
93,000	McDermott International, Inc. (Panama)*	918,840
82,900	Textron, Inc.	1,149,823

		2,068,663

	Education — 0.6%
37,300	Apollo Group, Inc. — Class A*	2,857,926
42,100	ITT Educational Services, Inc.*(8)	3,998,658

		6,856,584

	Electronics — 1.0%
274,564	Emerson Electric Company	10,051,788
84,200	Gentex Corp.	743,486

		10,795,274

	Engineering — 1.0%
153,600	Fluor Corp.	6,892,032
49,700	Foster Wheeler, Ltd. (Bermuda)*	1,161,986
73,224	Jacobs Engineering Group, Inc.*	3,522,074

		11,576,092

	Entertainment, Leisure and Recreation — 1.2%
976,222	Las Vegas Sands Corp.*	5,788,996
196,579	Wynn Resorts, Ltd.*(8)	8,307,429

		14,096,425

	Food and Beverage — 2.7%
53,000	Campbell Soup Company	1,590,530
101,504	Coca-Cola Company (The)	4,595,086
56,600	Dean Foods Company*	1,017,102
20,500	General Mills, Inc.	1,245,375
38,100	Hershey Company (The)	1,323,594
43,700	HJ Heinz Company	1,643,120
150,500	Kellogg Company	6,599,425
111,900	Nestle (ADR) (Switzerland)	4,442,430
96,869	PepsiCo, Inc.	5,305,515
99,088	Sysco Corp.	2,273,079
83,000	Tyson Foods, Inc. — Class A	727,080

		30,762,336

	Insurance — 0.8%
51,500	Aetna, Inc.	1,467,750
36,400	Aflac, Inc.	1,668,576
59,500	Chubb Corp. (The)	3,034,500
49,300	Cigna Corp.	830,705
53,600	Coventry Health Care, Inc.*	797,568
28,200	Prudential Financial, Inc.	853,332

		8,652,431

	Internet Services — 4.1%
1,602,780	Cisco Systems, Inc.*	26,125,314
24,344	Ctrip.com International, Ltd. (ADR) (Cayman Islands)	579,387
119,585	eBay, Inc.*	1,669,407
362,000	Giant Interactive Group, Inc. (ADR) (Cayman Islands)*(8)	2,349,380
30,986	Google, Inc. — Class A*	9,532,843
30,600	McAfee, Inc.*	1,057,842
10,100	Priceline.com, Inc.*	743,865

See notes to financial statements.

LARGE GROWTH PORTFOLIO
(FORMERLY, EQUITY GROWTH PORTFOLIO)
PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2008

Shares		Value

	Common Stocks (continued)
	Internet Services (continued)

83,600	Shanda Interactive Entertainment, Ltd. (ADR) (Cayman Islands)*(8)	$2,705,296
26,600	Sohu.com, Inc.*	1,259,244

		46,022,578

	Machinery — 1.5%
23,200	AGCO Corp.*	547,288
167,600	Caterpillar, Inc.	7,486,692
123,300	Cummins, Inc.	3,295,809
16,800	Flowserve Corp.	865,200
195,600	Joy Global, Inc.	4,477,284

		16,672,273

	Manufacturing — 1.2%
34,600	3M Company	1,990,884
171,900	Dover Corp.	5,658,948
50,800	Harsco Corp.	1,406,144
96,622	Honeywell International, Inc.	3,172,100
22,900	Lincoln Electric Holdings, Inc.	1,166,297

		13,394,373

	Medical Equipment, Supplies, and Services — 4.7%
63,500	Baxter International, Inc.	3,402,965
30,100	Beckman Coulter, Inc.	1,322,594
23,600	Becton, Dickinson and Company	1,614,004
54,505	Cardinal Health, Inc.	1,878,787
39,900	Community Health Systems, Inc.*	581,742
18,200	Edwards Lifesciences Corp.*	1,000,090
32,400	Gen-Probe, Inc.*	1,388,016
44,422	Humana, Inc.*	1,656,052
26,425	Intuitive Surgical, Inc.*	3,355,711
282,170	Johnson & Johnson	16,882,230
130,800	Life Technologies Corp.*	3,048,948
47,415	McKesson Corp.	1,836,383
253,699	Medtronic, Inc.	7,971,223
29,000	ResMed, Inc.*	1,086,920
40,329	Stryker Corp.	1,611,144
21,000	Techne Corp.	1,354,920
83,700	Varian Medical Systems, Inc.*	2,932,848

		52,924,577

	Metals and Mining — 0.2%
81,000	Alcoa, Inc.	912,060
27,000	United States Steel Corp.	1,004,400

		1,916,460

	Office Equipment, Supplies, and Services — 0.1%
49,200	Pitney Bowes, Inc.	1,253,616

	Oil, Coal and Gas — 6.9%
40,800	Alpha Natural Resources, Inc.*	660,552
24,100	Apache Corp.	1,796,173
40,200	Arch Coal, Inc.	654,858
44,000	Cameron International Corp.*	902,000
85,100	Chesapeake Energy Corp.	1,376,067
57,254	Diamond Offshore Drilling, Inc.	3,374,551
42,300	ENSCO International, Inc.	1,200,897
60,493	Exxon Mobil Corp.	4,829,156
43,300	FMC Technologies, Inc.*	1,031,839
127,000	Halliburton Company	2,308,860
104,000	Hess Corp.	5,578,560
18,600	Murphy Oil Corp.	824,910
65,668	Noble Corp. (Cayman Islands)	1,450,606
68,400	Noble Energy, Inc.	3,366,648
253,800	Occidental Petroleum Corp.	15,225,462
135,075	Petroleo Brasileiro SA — Petrobras (ADR) (Brazil)	3,307,987
26,700	Plains Exploration & Production Company*	620,508
12,400	Praxair, Inc.	736,064
40,800	Pride International, Inc.*	651,984
85,948	Schlumberger, Ltd. (Netherland Antilles)	3,638,179
166,800	Smith International, Inc.	3,818,052
42,900	Southwestern Energy Company*	1,242,813
24,400	Sunoco, Inc.(8)	1,060,424
274,205	Transocean, Ltd. (Switzerland)*	12,956,186
32,100	Weatherford International, Ltd. (Bermuda)*	347,322
98,400	Williams Companies, Inc. (The)	1,424,832
109,352	XTO Energy, Inc.	3,856,845

		78,242,335

	Pharmaceuticals/Research and Development — 10.4%
334,891	Abbott Laboratories	17,873,133
38,288	AmerisourceBergen Corp.	1,365,350
48,800	Amgen, Inc.*	2,818,200
75,040	Amylin Pharmaceuticals, Inc.*(8)	814,184
99,000	AstraZeneca PLC (ADR) (United Kingdom)(8)	4,061,970
143,350	Bristol-Myers Squibb Company	3,332,888
29,800	Celgene Corp.*	1,647,344

See notes to financial statements.

LARGE GROWTH PORTFOLIO
(FORMERLY, EQUITY GROWTH PORTFOLIO)
PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2008

Shares		Value

	Common Stocks (continued)
	Pharmaceuticals/Research and Development (continued)

373,459	Eli Lilly and Company	$15,039,194
35,720	Express Scripts, Inc.*	1,963,886
355,644	Genentech, Inc.*	29,486,444
18,700	Genzyme Corp.*	1,241,119
320,730	Gilead Sciences, Inc.*	16,402,132
67,800	Medco Health Solutions, Inc.*	2,841,498
251,773	Merck & Company, Inc.	7,653,899
32,200	Omnicare, Inc.	893,872
50,600	Pharmaceutical Product Development, Inc.	1,467,906
285,572	Schering-Plough Corp.	4,863,291
22,030	Shionogi & Company, Ltd. (Japan)	568,926
80,500	Wyeth	3,019,555

		117,354,791

	Real Estate Investment Trusts — 0.3%
22,100	Digital Realty Trust, Inc.	725,985
24,100	HCP, Inc.	669,257
23,600	Nationwide Health Properties, Inc.	677,792
10,000	Simon Property Group, Inc.	531,300
23,000	Taubman Centers, Inc.	585,580

		3,189,914

	Retail — 8.2%
55,300	Costco Wholesale Corp.	2,903,250
688,950	CVS Caremark Corp.	19,800,423
727,714	Lowe’s Companies, Inc.	15,660,405
299,553	Target Corp.(8)	10,343,565
325,400	TJX Companies, Inc. (The)	6,693,478
25,000	Walgreen Company	616,750
652,286	Wal-Mart Stores, Inc.	36,567,154

		92,585,025

	Retail: Restaurants — 3.9%
718,191	McDonald’s Corp.	44,664,298

	Retail: Supermarkets — 0.1%
35,200	Kroger Company (The)	929,632

	Scientific and Technical Instruments — 0.2%
150,800	PerkinElmer, Inc.	2,097,628

	Semiconductors — 3.1%
622,735	Altera Corp.	10,405,902
143,200	Analog Devices, Inc.	2,723,664
366,274	Emulex Corp.*	2,556,593
418,444	Intel Corp.	6,134,389
229,900	LSI Corp.*	756,371
360,200	QLogic Corp.*	4,841,088
162,029	Texas Instruments, Inc.	2,514,690
305,610	Xilinx, Inc.	5,445,970

		35,378,667

	Telecommunications Equipment and Services — 2.3%
14,100	American Tower Corp. — Class A*	413,412
91,258	Brasil Telecom SA (ADR) (Brazil)(8)	1,635,343
102,808	Corning, Inc.	979,760
126,300	Frontier Communications Corp.	1,103,862
55,100	NII Holdings, Inc.*	1,001,718
565,962	QUALCOMM, Inc.	20,278,419
87,900	Windstream Corp.	808,680

		26,221,194

	Toys — 0.2%
44,602	Hasbro, Inc.	1,301,041
3,003	Nintendo Company, Ltd. (Japan)	1,147,601

		2,448,642

	Transportation — 3.5%
29,600	Burlington Northern Santa Fe Corp.	2,241,016
34,100	CH Robinson Worldwide, Inc.	1,876,523
20,400	CSX Corp.	662,388
31,100	Frontline, Ltd. (Bermuda)(8)	920,871
253,897	Norfolk Southern Corp.	11,945,854
19,000	Tidewater, Inc.	765,130
451,659	Union Pacific Corp.	21,589,300

		40,001,082

	Utilities — 0.3%
137,700	AES Corp. (The)*	1,134,648
90,400	CenterPoint Energy, Inc.	1,140,848
10,400	Entergy Corp.	864,552
21,800	PPL Corp.	669,042

		3,809,090

	Total Common Stocks (Cost $1,391,045,938)	1,116,538,816

See notes to financial statements.

LARGE GROWTH PORTFOLIO
(FORMERLY, EQUITY GROWTH PORTFOLIO)
PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2008

Principal		Value

	Securities Lending Collateral — 3.4%
$38,010,546	Securities Lending Collateral Investment (Note 4) (Cost $38,010,546)	$38,010,546

	Total Securities (Cost $1,429,056,484)	1,154,549,362

	Repurchase Agreements — 1.1%
11,992,800	With State Street Bank and Trust, dated 12/31//08, 0.01%, due 01/02/09 repurchase proceeds at maturity $11,992,806 (Collateralized by US Treasury Bill, 0.02%, due 05/14/09, with a value of $12,238,776) (Cost $11,992,800)	11,992,800

	Total Investments — 103.2% (Cost $1,441,049,284)	1,166,542,162
	Liabilities less other assets — (3.2)%	(35,759,409)

	Net Assets — 100.0%	$1,130,782,753

The aggregate cost of securities for federal income tax purposes at December 31, 2008 is $1,480,323,301.

The following amount is based on cost for federal income tax purposes:

Gross/Net unrealized depreciation (includes gross unrealized appreciation of $0)	$(313,781,139)

See summary of footnotes and abbreviations to portfolios.

See notes to financial statements.

GROWTH PORTFOLIO
(FORMERLY, AGGRESSIVE EQUITY PORTFOLIO)
PORTFOLIO OF INVESTMENTS

December 31, 2008

Shares		Value

	Common Stocks — 98.2%
	Agriculture — 3.6%
96,200	Archer-Daniels-Midland Company	$2,773,446
55,120	Monsanto Company	3,877,692

		6,651,138

	Apparel: Manufacturing and Retail — 1.9%
127,470	Guess?, Inc.	1,956,665
101,640	Urban Outfitters, Inc.*	1,522,567

		3,479,232

	Banks and Financial Services — 11.3%
17,700	BlackRock, Inc.	2,374,455
106,500	Charles Schwab Corp. (The)	1,722,105
148,990	Hudson City Bancorp, Inc.	2,377,880
29,100	IntercontinentalExchange, Inc.*	2,399,004
54,000	JPMorgan Chase & Company	1,702,620
143,300	People’s United Financial, Inc.	2,555,039
74,620	T Rowe Price Group, Inc.(8)	2,644,533
35,000	Visa, Inc. — Class A	1,835,750
91,800	Wells Fargo & Company	2,706,263
31,130	Western Union Company	446,404

		20,764,053

	Broadcast Services/Media — 1.7%
181,560	Comcast Corp. — Class A	3,064,733

	Business Services and Supplies — 2.9%
29,150	FTI Consulting, Inc.*(8)	1,302,422
188,345	Robert Half International, Inc.	3,921,343

		5,223,765

	Computer Equipment, Software and Services — 8.9%
114,400	Activision Blizzard, Inc.*	988,416
66,080	Adobe Systems, Inc.*	1,406,843
56,270	Apple, Inc.*	4,802,645
53,000	Citrix Systems, Inc.*	1,249,210
163,290	Hewlett-Packard Company	5,925,794
200,380	SanDisk Corp.*	1,923,648

		16,296,556

	Construction Services and Supplies — 4.1%
20,500	Martin Marietta Materials, Inc.(8)	1,990,140
6,333	NVR, Inc.*	2,889,431
238,830	Pulte Homes, Inc.	2,610,412

		7,489,983

	Containers and Packaging — 1.0%
72,230	Pactiv Corp.*	1,797,082

	Education — 0.7%
16,640	Apollo Group, Inc. — Class A*	1,274,957

	Energy Services — 1.4%
18,790	First Solar, Inc.*(8)	2,592,268

	Environmental Waste Management and Recycling Services — 1.7%
58,360	Stericycle, Inc.*	3,039,389

	Insurance — 1.4%
108,690	Marsh & McLennan Companies, Inc.	2,637,906

	Internet Services — 7.9%
141,310	F5 Networks, Inc.*	3,230,347
23,820	Google, Inc. — Class A*	7,328,223
115,600	Juniper Networks, Inc.*	2,024,156
53,000	McAfee, Inc.*	1,832,210

		14,414,936

	Manufacturing — 2.0%
85,270	Pentair, Inc.	2,018,341
27,280	Sherwin-Williams Company (The)	1,629,980

		3,648,321

	Medical Equipment, Supplies, and Services — 5.6%
71,490	Baxter International, Inc.	3,831,149
39,600	Covidien, Ltd. (Bermuda)	1,435,104
31,000	DaVita, Inc.*	1,536,670
13,140	Intuitive Surgical, Inc.*	1,668,649
68,000	UnitedHealth Group, Inc.	1,808,800

		10,280,372

	Oil, Coal and Gas — 6.9%
53,600	BHP Billiton, Ltd. (ADR) (Australia)	2,299,440
29,000	Occidental Petroleum Corp.	1,739,710
116,390	Petrohawk Energy Corp.*	1,819,176
71,030	Schlumberger, Ltd. (Netherlands Antilles)	3,006,700
73,140	Southwestern Energy Company*	2,118,866
78,060	Valero Energy Corp.	1,689,218

		12,673,110

	Pharmaceuticals/Research and Development — 9.8%
85,840	Alexion Pharmaceuticals, Inc.*	3,106,550
23,900	Allergan, Inc.	963,648
42,680	Express Scripts, Inc.*	2,346,546
59,730	Genzyme Corp.*	3,964,280
110,730	Gilead Sciences, Inc.*	5,662,733
26,840	Myriad Genetics, Inc.*(8)	1,778,418

		17,822,175

See notes to financial statements.

GROWTH PORTFOLIO
(FORMERLY, AGGRESSIVE EQUITY PORTFOLIO)
PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2008

Shares		Value

	Common Stocks (continued)

	Retail — 4.6%
47,000	Costco Wholesale Corp.	$2,467,500
42,210	Kohl’s Corp.*	1,528,002
108,000	Lowe’s Companies, Inc.	2,324,160
119,100	Staples, Inc.	2,134,272

		8,453,934

	Retail: Restaurants — 1.0%
57,250	YUM! Brands, Inc.	1,803,375

	Retail: Supermarkets — 0.9%
60,000	Kroger Company (The)	1,584,600

	Semiconductors — 10.6%
385,690	Applied Materials, Inc.	3,907,040
217,820	Broadcom Corp. — Class A*	3,696,405
399,700	Intel Corp.	5,859,602
118,360	Lam Research Corp.*	2,518,701
187,770	Xilinx, Inc.	3,346,061

		19,327,809

	Telecommunications Equipment and Services — 6.8%
61,660	China Mobile, Ltd. (ADR) (Hong Kong)	3,135,411
108,030	MetroPCS Communications, Inc.*	1,604,246
214,690	QUALCOMM, Inc.	7,692,342

		12,431,999

	Transportation — 1.5%
56,620	Union Pacific Corp.	2,706,436

	Total Common Stocks (Cost $222,905,094)	179,458,129

Principal

	Securities Lending Collateral — 2.8%
$5,037,923	Securities Lending Collateral Investment (Note 4) (Cost $5,037,923)	5,037,923

	Total Securities (Cost $227,943,017)	184,496,052

	Repurchase Agreements — 1.4%
2,477,105	With State Street Bank and Trust, dated 12/31/08, 0.01%, due 01/02/09, repurchase proceeds at maturity $2,477,106 (Collateralized by US Treasury Bill, 0.01%, due 01/02/09, with a value of $2,597,400) (Cost $2,477,105)	2,477,105

	Total Investments — 102.4% (Cost $230,420,122)	186,973,157
	Liabilities less other assets — (2.4)%	(4,445,349)

	Net Assets — 100.0%	$182,527,808

The aggregate cost of securities for federal income tax purposes at December 31, 2008 is $232,435,715.

The following amounts are based on cost for federal income tax purposes:

Gross unrealized appreciation	$5,019,214
Gross unrealized depreciation	(50,481,772)

Net unrealized depreciation	$(45,462,558)

See summary of footnotes and abbreviations to portfolios.

See notes to financial statements.

MID VALUE PORTFOLIO
(FORMERLY, MID-CAP VALUE PORTFOLIO)
PORTFOLIO OF INVESTMENTS

December 31, 2008

Shares		Value

	Common Stocks — 96.9%
	Advertising — 0.6%
1,689	Interpublic Group of Companies, Inc. (The)*	$6,688
138,000	Omnicom Group, Inc.	3,714,960

		3,721,648

	Aerospace and Defense — 2.5%
316,945	Goodrich Corp.	11,733,304
78,100	Raytheon Company	3,986,224
18,999	Spirit AeroSystems Holdings, Inc. — Class A*	193,220

		15,912,748

	Agriculture — 0.5%
70,700	Archer-Daniels-Midland Company	2,038,281
20,300	Bunge, Ltd. (Bermuda)(8)	1,050,931

		3,089,212

	Airlines — 0.8%
87,915	AMR Corp.*	938,053
41,564	Continental Airlines, Inc. — Class B*	750,646
163,794	Delta Air Lines, Inc.*	1,877,079
46,052	UAL Corp.*(8)	507,493
108,708	US Airways Group, Inc.*	840,313

		4,913,584

	Apparel: Manufacturing and Retail — 1.6%
60,100	Cato Corp. — Class A (The)	907,510
242,200	Coach, Inc.*	5,030,494
74,500	Foot Locker, Inc.	546,830
74,800	Gap, Inc. (The)	1,001,572
114,000	Jones Apparel Group, Inc.	668,040
36,700	VF Corp.	2,010,059

		10,164,505

	Automobiles/Motor Vehicles, Automotive Equipment and Repairs — 1.9%
131,100	Advance Auto Parts, Inc.	4,411,515
83,200	American Axle & Manufacturing Holdings, Inc.	240,448
161,644	ArvinMeritor, Inc.(8)	460,685
52,900	Autoliv, Inc.	1,135,234
23,046	Genuine Parts Company	872,522
96,100	Harley-Davidson, Inc.	1,630,817
188,205	WABCO Holdings, Inc.	2,971,757

		11,722,978

	Banks and Financial Services — 10.4%
164,800	Advance America Cash Advance Centers, Inc.	311,472
27,700	Advanta Corp. — Class B	57,893
80,700	AmeriCredit Corp.*(8)	616,548
66,800	Ameriprise Financial, Inc.	1,560,448
106,400	Banco Latinoamericano de Exportaciones, SA — Class E (Panama)	1,527,904
335,450	Bank of New York Mellon Corp.	9,503,298
461,641	CIT Group, Inc.	2,095,850
103,700	Colonial BancGroup, Inc. (The)(8)	214,659
53,200	Comerica, Inc.	1,056,020
12,864	Cullen/Frost Bankers, Inc.	651,948
35,400	Federated Investors, Inc. — Class B	600,384
414,600	Fifth Third Bancorp	3,424,596
275,175	Huntington Bancshares, Inc.	2,107,841
441,155	Invesco, Ltd. (Bermuda)	6,370,278
692,832	KeyCorp	5,902,929
9,718	M&T Bank Corp.(8)	557,910
66,700	Morgan Stanley	1,069,868
94,500	Northern Trust Corp.	4,927,230
595,149	People’s United Financial, Inc.	10,611,506
65,000	PNC Financial Services Group, Inc.	3,185,000
44,500	Provident Bankshares Corp.(8)	429,870
268,231	Regions Financial Corp.	2,135,119
442,800	Western Union Company	6,349,752

		65,268,323

	Broadcast Services/Media — 0.4%
79,800	Belo Corp.	124,488
88,600	CBS Corp. — Class B	725,634
73,300	DISH Network Corp. — Class A*	812,897
74,300	News Corp. — Class A	675,387

		2,338,406

	Business Services and Supplies — 4.0%
65,400	Alliance Data Systems Corp.*(8)	3,043,062
230,900	Convergys Corp.*	1,480,069
131,300	Dun & Bradstreet Corp.	10,136,360
306,000	Fidelity National Information Services, Inc.	4,978,620
40,300	Kelly Services, Inc. — Class A	524,303
90,350	Manpower, Inc.	3,070,997
78,698	Ritchie Brothers Auctioneers, Inc. (Canada)(8)	1,685,711

		24,919,122

	Chemicals — 2.1%
97,868	Eastman Chemical Company	3,103,394
108,494	Lubrizol Corp. (The)	3,948,097

See notes to financial statements.

MID VALUE PORTFOLIO
(FORMERLY, MID-CAP VALUE PORTFOLIO)
PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2008

Shares		Value

	Common Stocks (continued)
	Chemicals (continued)

35,700	NewMarket Corp.	$1,246,287
146,500	PolyOne Corp.*	461,475
108,794	PPG Industries, Inc.	4,616,129

		13,375,382

	Computer Equipment, Software and Services — 6.5%
577,400	3Com Corp.*	1,316,472
36,400	Adobe Systems, Inc.*	774,956
43,827	Autodesk, Inc.*	861,201
330,886	BMC Software, Inc.*	8,904,142
273,200	Computer Sciences Corp.*	9,600,247
408,300	Electronic Arts, Inc.*	6,549,132
81,600	Lexmark International, Inc. — Class A*	2,195,040
426,150	Parametric Technology Corp.*	5,390,798
227,000	Seagate Technology (Cayman Islands)	1,005,610
122,500	Sun Microsystems, Inc.*	467,950
228,400	Teradata Corp.*	3,387,172
60,000	Western Digital Corp.*	687,000

		41,139,720

	Construction Services and Supplies — 0.9%
124,854	Cemex SAB de CV (ADR) (Mexico)*	1,141,166
33,913	Centex Corp.	360,834
46,668	Chicago Bridge & Iron Company NV (The Netherlands)(8)	469,013
69,969	DR Horton, Inc.	494,681
12,571	Insituform Technologies, Inc. — Class A*	247,523
25,448	KB HOME	346,602
72,300	Lennox International, Inc.	2,334,567
44,961	Pulte Homes, Inc.	491,424
10,448	USG Corp.*	84,002

		5,969,812

	Consumer Goods and Services — 2.0%
59,400	American Greetings Corp. — Class A	449,658
45,000	Black & Decker Corp. (The)	1,881,450
55,900	Blyth, Inc.	438,256
62,000	Eastman Kodak Company	407,960
69,800	Ethan Allen Interiors, Inc.(8)	1,003,026
78,522	Lorillard, Inc.	4,424,715
26,336	Mohawk Industries, Inc.*	1,131,658
74,940	Whirlpool Corp.	3,098,769

		12,835,492

	Containers and Packaging — 0.8%
127,100	Pactiv Corp.*	3,162,248
77,700	Sonoco Products Company*	1,799,532

		4,961,780

	Diversified Operations and Services — 0.3%
151,415	McDermott International, Inc. (Panama)*	1,495,980
18,200	Textron, Inc.	252,434

		1,748,414

	Electronics — 2.0%
165,700	Amphenol Corp. — Class A	3,973,486
188,200	Avnet, Inc.*	3,427,122
250,176	Celestica, Inc. (Canada)*	1,153,311
335,200	Sanmina-SCI Corp.*	157,544
55,600	Technitrol, Inc.	193,488
221,050	Tyco Electronics, Ltd. (Bermuda)	3,583,221
99,500	Vishay Intertechnology, Inc.*	340,290

		12,828,462

	Engineering — 0.4%
15,766	Fluor Corp.	707,420
28,189	Foster Wheeler, Ltd. (Bermuda)*	659,059
17,342	Jacobs Engineering Group, Inc.*	834,151
25,491	KBR, Inc.	387,463

		2,588,093

	Entertainment, Leisure and Recreation — 0.7%
99,994	National CineMedia, Inc.	1,013,939
132,833	Regal Entertainment Group — Class A	1,356,225
141,469	Royal Caribbean Cruises, Ltd. (Liberia)(8)	1,945,199

		4,315,363

	Equipment Rental and Leasing — 0.0%
31,357	United Rentals, Inc.*	285,976

	Food and Beverage — 4.2%
60,687	Brown-Forman Corp. — Class B	3,124,774
131,100	Campbell Soup Company	3,934,311
103,500	ConAgra Foods, Inc.	1,707,750
130,200	Del Monte Foods Company	929,628
143,600	HJ Heinz Company	5,399,360
58,600	JM Smucker Company (The)	2,540,896
149,550	McCormick & Company, Inc.	4,764,663
95,600	Pepsi Bottling Group, Inc. (The)	2,151,956
63,200	PepsiAmericas, Inc.	1,286,752
35,280	Reddy Ice Holdings, Inc.	50,803

See notes to financial statements.

MID VALUE PORTFOLIO
(FORMERLY, MID-CAP VALUE PORTFOLIO)
PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2008

Shares		Value

	Common Stocks (continued)
	Food and Beverage (continued)

266	Seaboard Corp.	$317,604

		26,208,497

	Insurance — 11.0%
20,700	Allied World Assurance Holdings, Ltd. (Bermuda)	840,420
56,700	Allstate Corp. (The)	1,857,492
78,700	American Financial Group, Inc.	1,800,656
177,508	Aon Corp.	8,108,565
9,831	Arch Capital Group, Ltd. (Bermuda)*	689,153
109,200	Aspen Insurance Holdings, Ltd. (Bermuda)	2,648,100
191,773	Assurant, Inc.	5,753,190
104,808	Axis Capital Holdings, Ltd. (Bermuda)	3,052,009
39,400	Chubb Corp. (The)	2,009,400
31,800	Cigna Corp.	535,830
87,100	Cincinnati Financial Corp.	2,531,997
201,500	Conseco, Inc.*	1,043,770
80,800	Coventry Health Care, Inc.*	1,202,304
99,210	Everest Re Group, Ltd. (Bermuda)	7,553,849
142,300	Genworth Financial, Inc. — Class A	402,709
70,100	Horace Mann Educators Corp.	644,219
104,900	IPC Holdings, Ltd. (Bermuda)	3,136,510
107,354	Lincoln National Corp.	2,022,549
494,363	Marsh & McLennan Companies, Inc.	11,998,191
10,800	Nationwide Financial Services, Inc. — Class A	563,868
109,094	PartnerRe, Ltd. (Bermuda)	7,775,129
41,700	Unitrin, Inc.(8)	664,698
65,438	Willis Group Holdings, Ltd. (Bermuda)	1,628,097
352,521	XL Capital, Ltd. — Class A (Cayman Islands)	1,304,328

		69,767,033

	Internet Services — 0.8%
71,800	eBay, Inc.*	1,002,328
60,622	McAfee, Inc.*	2,095,703
111,900	Symantec Corp.*	1,512,888
117,100	TIBCO Software, Inc.*	607,749

		5,218,668

	Machinery — 0.7%
27,332	AGCO Corp.*	644,762
25,276	Cummins, Inc.	675,627
84,543	Manitowoc Company, Inc. (The)	732,142
25,683	Rockwell Automation, Inc.	828,020
90,471	Terex Corp.*	1,566,958

		4,447,509

	Manufacturing — 4.5%
78,622	AO Smith Corp.	2,320,921
81,318	Cooper Industries, Ltd. — Class A (Bermuda)	2,376,925
39,900	Crane Company	687,876
65,384	Eaton Corp.	3,250,239
42,200	EnPro Industries, Inc.*	908,988
407,595	Ingersoll-Rand Company, Ltd. — Class A (Bermuda)	7,071,773
58,200	Leggett & Platt, Inc.	884,058
48,800	Mueller Industries, Inc.	1,223,904
88,092	Parker Hannifin Corp.	3,747,434
69,550	Precision Castparts Corp.	4,136,834
83,400	Tredegar Corp.	1,516,212

		28,125,164

	Medical Equipment, Supplies, and Services — 5.1%
183,400	Cardinal Health, Inc.	6,321,798
19,129	Covance, Inc.*	880,508
112,050	CR Bard, Inc.	9,441,333
369,900	Hologic, Inc.*	4,834,593
43,951	Humana, Inc.*	1,638,493
31,400	Kindred Healthcare, Inc.*	408,828
44,600	Kinetic Concepts, Inc.*	855,428
18,326	McKesson Corp.	709,766
118,300	Millipore Corp.*	6,094,816
23,000	Universal Health Services, Inc. — Class B	864,110

		32,049,673

	Metals and Mining — 0.8%
41,100	Carpenter Technology Corp.	844,194
35,371	Freeport-McMoRan Copper & Gold, Inc.	864,467
60,349	Nucor Corp.	2,788,124
13,101	United States Steel Corp.	487,357

		4,984,142

	Office Equipment, Supplies, and Services — 0.5%
173,100	Steelcase, Inc. — Class A	972,822
303,800	Xerox Corp.	2,421,286

		3,394,108

	Oil, Coal and Gas — 6.2%
363,710	BJ Services Company	4,244,495

See notes to financial statements.

MID VALUE PORTFOLIO
(FORMERLY, MID-CAP VALUE PORTFOLIO)
PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2008

Shares		Value

	Common Stocks (continued)
	Oil, Coal and Gas (continued)

55,959	Cameron International Corp.*	$1,147,160
44,386	Chesapeake Energy Corp.	717,722
32,800	Cimarex Energy Company	878,384
145,575	El Paso Corp.	1,139,852
86,223	Enbridge, Inc. (Canada)(8)	2,799,661
24,652	Equitable Resources, Inc.	827,075
50,800	Holly Corp.	926,084
72,800	Marathon Oil Corp.	1,991,808
64,162	Newfield Exploration Company*	1,267,200
188,700	ONEOK, Inc.	5,494,943
156,400	Patterson-UTI Energy, Inc.	1,800,164
54,603	Pioneer Natural Resources Company	883,477
138,485	Questar Corp.	4,527,074
52,748	Southwestern Energy Company*	1,528,110
90,236	Sunoco, Inc.(8)	3,921,657
33,000	Swift Energy Company*	554,730
15,996	Transocean, Ltd. (Switzerland)*	755,811
30,944	Ultra Petroleum Corp. (Canada)*	1,067,877
37,500	Valero Energy Corp.	811,500
39,600	Walter Industries, Inc.	693,396
104,329	Weatherford International, Ltd. (Bermuda)*	1,128,840

		39,107,020

	Paper and Forest Products — 0.2%
84,800	International Paper Company	1,000,640

	Pharmaceuticals/Research and Development — 1.7%
116,300	Forest Laboratories, Inc.*	2,962,161
27,896	Hospira, Inc.*	748,171
293,246	King Pharmaceuticals, Inc.*	3,114,273
369,618	Mylan, Inc.*(8)	3,655,521

		10,480,126

	Printing and Publishing — 0.2%
80,000	Gannett Company, Inc.	640,000
49,800	Scholastic Corp.	676,284

		1,316,284

	Real Estate Development and Services — 0.1%
37,996	St. Joe Company (The)*(8)	924,063

	Real Estate Investment Trusts — 2.2%
247,400	Anthracite Capital, Inc.(8)	551,702
20,108	AvalonBay Communities, Inc.	1,218,143
10,122	Boston Properties, Inc.	556,710
36,100	Capital Trust, Inc. — Class A(8)	129,960
42,800	Entertainment Properties Trust	1,275,440
57,006	Equity Residential	1,699,918
166,841	General Growth Properties, Inc.	215,225
97,500	Hospitality Properties Trust	1,449,825
243,300	HRPT Properties Trust	819,921
35,300	Liberty Property Trust	805,899
128,200	Medical Properties Trust, Inc.(8)	808,942
47,300	National Health Investors, Inc.	1,297,439
38,998	RAIT Investment Trust	101,395
48,376	Rayonier, Inc.	1,516,588
128,100	Sunstone Hotel Investors, Inc.	792,939
21,458	Ventas, Inc.	720,345

		13,960,391

	Retail — 2.2%
65,800	Barnes & Noble, Inc.	987,000
36,673	Bed Bath & Beyond, Inc.*	932,228
27,800	Bon-Ton Stores, Inc. (The)(8)	28,634
84,600	Dollar Tree, Inc.*	3,536,280
125,464	Family Dollar Stores, Inc.	3,270,846
150,350	JC Penney Company, Inc.	2,961,895
96,211	Macy’s, Inc.	995,784
82,300	RadioShack Corp.	982,662

		13,695,329

	Retail: Restaurants — 0.4%
32,100	Bob Evans Farms, Inc.	655,803
56,700	Brinker International, Inc.	597,618
43,000	Darden Restaurants, Inc.	1,211,740
110,900	Ruby Tuesday, Inc.*	173,004

		2,638,165

	Retail: Supermarkets — 0.5%
17,800	Kroger Company (The)	470,098
54,000	Safeway, Inc.	1,283,580
83,500	SUPERVALU, Inc.	1,219,100

		2,972,778

	Rubber Products — 0.0%
47,300	Goodyear Tire & Rubber Company (The)*	282,381

	Scientific and Technical Instruments — 0.2%
100,537	Agilent Technologies, Inc.*	1,571,393

	Semiconductors — 2.6%
153,400	Analog Devices, Inc.	2,917,668
48,038	ASML Holding NV (The Netherlands)	868,047
56,979	Lam Research Corp.*	1,212,513

See notes to financial statements.

MID VALUE PORTFOLIO
(FORMERLY, MID-CAP VALUE PORTFOLIO)
PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2008

Shares		Value

	Common Stocks (continued)
	Semiconductors (continued)

65,800	Linear Technology Corp.	$1,455,496
1,545,075	LSI Corp.*	5,083,296
104,657	Maxim Integrated Products, Inc.	1,195,183
71,869	Microchip Technology, Inc.(8)	1,403,602
281,489	Micron Technology, Inc.*	743,131
56,600	MKS Instruments, Inc.*	837,114
55,100	Novellus Systems, Inc.*	679,934

		16,395,984

	Telecommunications Equipment and Services — 1.4%
101,605	CenturyTel, Inc.	2,776,865
57,966	Embarq Corp.	2,084,457
625,913	Qwest Communications International, Inc.	2,278,323
97,080	Tellabs, Inc.*	399,970
137,644	Windstream Corp.	1,266,325

		8,805,940

	Tools — 0.4%
65,817	Stanley Works (The)	2,244,360

	Toys — 1.8%
80,831	Hasbro, Inc.	2,357,840
545,900	Mattel, Inc.	8,734,400

		11,092,240

	Transportation — 2.4%
31,300	Arkansas Best Corp.(8)	942,443
45,386	CSX Corp.	1,473,683
47,000	FedEx Corp.	3,015,050
121,200	JB Hunt Transport Services, Inc.(8)	3,183,924
76,243	Kansas City Southern*	1,452,429
39,800	Overseas Shipholding Group, Inc.	1,675,978
105,550	Pacer International, Inc.	1,100,887
21,600	Ryder System, Inc.	837,648
29,200	Tidewater, Inc.	1,175,884
57,500	YRC Worldwide, Inc.*(8)	165,025

		15,022,951

	Utilities — 8.4%
40,200	AGL Resources, Inc.	1,260,270
265,843	Allegheny Energy, Inc.	9,001,443
65,300	Alliant Energy Corp.	1,905,454
68,200	American Electric Power Company, Inc.	2,269,696
409,200	CMS Energy Corp.	4,137,012
86,283	DTE Energy Company	3,077,715
77,900	Mirant Corp.*	1,469,973
119,300	NiSource, Inc.	1,308,721
93,872	Pepco Holdings, Inc.	1,667,167
105,781	Pinnacle West Capital Corp.	3,398,744
140,600	PPL Corp.	4,315,014
84,600	Puget Energy, Inc.	2,307,042
45,600	SCANA Corp.	1,623,360
116,540	Sempra Energy	4,968,100
65,100	TECO Energy, Inc.	803,985
165,037	Wisconsin Energy Corp.	6,928,253
127,300	Xcel Energy, Inc.	2,361,415

		52,803,364

	Total Common Stocks (Cost $916,657,411)	610,607,223

Principal

	Convertible Bonds — 0.0%
	Telecommunications Equipment and Services
$251,000	Qwest Communications International, Inc., 3.50%, 11/15/25 (Cost $385,584)	211,154

	Securities Lending Collateral — 2.2%
14,077,125	Securities Lending Collateral Investment (Note 4) (Cost $14,077,125)	14,077,125

	Total Securities (Cost $931,120,120)	624,895,502

	Repurchase Agreements — 2.9%
18,202,898	With State Street Bank and Trust, dated 12/31/08, 0.01%, due 1/02/09, repurchase proceeds at maturity $18,202,908 (Collateralized by various US Treasury Bills, 0.01%-0.02%, due 01/29/09-05/14/09, with a total value of $18,573,271) (Cost $18,202,898)	18,202,898

	Total Investments — 102.0% (Cost $949,323,018)	643,098,400
	Liabilities less other assets — (2.0)%	(12,848,916)

	Net Assets — 100.0%	$630,249,484

See notes to financial statements.

MID VALUE PORTFOLIO
(FORMERLY, MID-CAP VALUE PORTFOLIO)
PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2008

The aggregate cost of securities for federal income tax purposes at December 31, 2008 is $960,185,200.

The following amount is based on cost for federal income tax purposes:

Gross/Net unrealized depreciation (includes gross unrealized appreciation of $0)	$(317,086,800)

See summary of footnotes and abbreviations to portfolios.

See notes to financial statements.

MID GROWTH PORTFOLIO
(FORMERLY, MID-CAP GROWTH PORTFOLIO)
PORTFOLIO OF INVESTMENTS

December 31, 2008

Shares		Value

	Common Stocks — 97.8%
	Airlines — 1.8%
382,924	UAL Corp.*(8)	$4,219,822

	Apparel: Manufacturing and Retail — 3.4%
342,832	Urban Outfitters, Inc.*	5,135,623
140,249	Warnaco Group, Inc. (The)*	2,753,088

		7,888,711

	Banks and Financial Services — 4.0%
42,684	IntercontinentalExchange, Inc.*	3,518,869
46,200	Northern Trust Corp.	2,408,868
232,833	TD Ameritrade Holding Corp.*	3,317,870

		9,245,607

	Broadcast Services/Media — 1.5%
104,831	Dolby Laboratories, Inc. — Class A*	3,434,264

	Business Services and Supplies — 4.1%
118,253	FTI Consulting, Inc.*(8)	5,283,544
210,389	SAIC, Inc.*	4,098,378

		9,381,922

	Commercial Services — 2.0%
229,414	Quanta Services, Inc.*	4,542,397

	Computer Equipment, Software and Services — 8.3%
692,307	Activision Blizzard, Inc.*	5,981,531
101,000	BMC Software, Inc.*	2,717,910
220,536	Citrix Systems, Inc.*	5,198,034
151,677	Salesforce.com, Inc.*	4,855,181

		18,752,656

	Construction Services and Supplies — 1.1%
25,407	Martin Marietta Materials, Inc.(8)	2,466,512

	Consumer Goods and Services — 2.1%
85,771	Church & Dwight Company, Inc.	4,813,469

	Containers and Packaging — 4.0%
111,719	Ball Corp.	4,646,394
167,962	Owens-Illinois, Inc.*	4,590,401

		9,236,795

	Education — 4.1%
47,055	Apollo Group, Inc. — Class A*	3,605,354
60,571	ITT Educational Services, Inc.*(8)	5,753,034

		9,358,388

	Engineering and Construction — 1.1%
83,336	Aecom Technology Corp.*	2,560,915

	Environmental Waste Management and Recycling Services — 3.0%
133,170	Stericycle, Inc.*	6,935,494

	Food and Beverage — 4.0%
95,242	Molson Coors Brewing Company — Class B	4,659,239
77,950	Ralcorp Holdings, Inc.*	4,552,280

		9,211,519

	Internet Services — 5.1%
91,263	Equinix, Inc.*(8)	4,854,279
300,519	F5 Networks, Inc.*	6,869,864

		11,724,143

	Manufacturing — 3.4%
166,063	AMETEK, Inc.	5,016,763
67,718	SPX Corp.	2,745,965

		7,762,728

	Medical Equipment, Supplies, and Services — 14.5%
77,950	CR Bard, Inc.	6,568,067
58,437	Edwards Lifesciences Corp.*	3,211,113
18,282	Intuitive Surgical, Inc.*	2,321,631
105,400	ResMed, Inc.*	3,950,392
209,052	St Jude Medical, Inc.*	6,890,353
160,067	STERIS Corp.	3,824,001
40,042	Techne Corp.	2,583,510
106,162	Varian Medical Systems, Inc.*	3,719,916

		33,068,983

	Metals and Mining — 1.8%
128,053	Goldcorp, Inc. (Canada)	4,037,511

	Oil, Coal and Gas — 5.2%
115,795	Cameron International Corp.*	2,373,798
604,890	Petrohawk Energy Corp.*	9,454,430

		11,828,228

	Pharmaceuticals/Research and Development — 2.9%
121,966	Express Scripts, Inc.*	6,705,691

	Retail: Restaurants — 4.5%
207,454	Burger King Holdings, Inc.	4,954,002
104,140	Panera Bread Company — Class A*(8)	5,440,273

		10,394,275

	Retail: Supermarkets — 1.2%
104,796	Kroger Company (The)	2,767,662

See notes to financial statements.

MID GROWTH PORTFOLIO
(FORMERLY, MID-CAP GROWTH PORTFOLIO)
PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2008

Shares		Value

	Common Stocks (continued)

	Scientific and Technical Instruments — 2.6%
43,081	Mettler-Toledo International, Inc.*	$2,903,659
87,640	Thermo Fisher Scientific, Inc.*	2,985,895

		5,889,554

	Semiconductors — 1.4%
487,212	Marvell Technology Group, Ltd. (Bermuda)*	3,249,704

	Telecommunications Equipment and Services — 7.2%
226,559	American Tower Corp. — Class A*	6,642,710
311,800	Crown Castle International Corp.*	5,481,444
241,065	NII Holdings, Inc.*	4,382,562

		16,506,716

	Toys — 2.5%
193,909	Hasbro, Inc.	5,656,326

	Transportation — 1.0%
69,000	CSX Corp.	2,240,430

	Total Common Stocks
	(Cost $283,793,824)	223,880,422

Principal

	Securities Lending Collateral — 6.6%
$15,114,459	Securities Lending Collateral Investment (Note 4) (Cost $15,114,459)	15,114,459

	Total Securities (Cost $298,908,283)	238,994,881

	Repurchase Agreements — 2.5%
5,792,445	With State Street Bank and Trust, dated 12/31/08, 0.01%, due 01/02/09, repurchase proceeds at maturity $5,792,448 (Collateralized by US Treasury Bill, 0.02%, due 5/14/09, with a value of $5,909,409) (Cost $5,792,445)	5,792,445

	Total Investments — 106.9% (Cost $304,700,728)	244,787,326
	Liabilities less other assets — (6.9)%	(15,821,423)

	Net Assets — 100.0%	$228,965,903

The aggregate cost of securities for federal income tax purposes at December 31, 2008 is $308,301,216.

The following amount is based on cost for federal income tax purposes:

Gross/Net unrealized depreciation (includes gross unrealized appreciation of $0)	$(63,513,890)

See summary of footnotes and abbreviations to portfolios.

See notes to financial statements.

SMALL VALUE PORTFOLIO
(FORMERLY, SMALL-CAP VALUE PORTFOLIO)
PORTFOLIO OF INVESTMENTS

December 31, 2008

Shares		Value

	Common Stocks — 97.7%
	Aerospace and Defense — 1.3%
122,002	Ducommun, Inc.	$2,037,433

	Agriculture — 0.2%
19,700	Andersons, Inc. (The)(8)	324,656

	Airlines — 0.1%
33,900	Hawaiian Holdings, Inc.*	216,282

	Apparel: Manufacturing and Retail — 2.7%
5,400	Carter’s, Inc.*	104,004
28,400	Cato Corp. — Class A (The)	428,840
31,300	Collective Brands, Inc.*	366,836
23,300	Genesco, Inc.*	394,236
105,851	Jos A Bank Clothiers, Inc.*(8)	2,768,004
5,700	Steven Madden, Ltd.*	121,524

		4,183,444

	Automobiles/Motor Vehicles, Automotive Equipment and Repairs — 2.6%
51,200	ArvinMeritor, Inc.	145,920
68,616	BorgWarner, Inc.	1,493,770
126,150	Oshkosh Truck Corp.	1,121,474
12,300	Polaris Industries, Inc.	352,395
215,447	Spartan Motors, Inc.(8)	1,019,064

		4,132,623

	Banks and Financial Services — 16.3%
34,400	BGC Partners, Inc. — Class A	94,944
208,762	Brookline Bancorp, Inc.	2,223,315
10,960	Bryn Mawr Bank Corp.	220,296
135,580	Calamos Asset Management, Inc. — Class A(8)	1,003,292
4,400	Cash America International, Inc.	120,340
3,600	Cathay General Bancorp	85,500
11,400	City Holding Company	396,492
10,200	Farmers Capital Bank Corp.	249,084
10,200	Financial Federal Corp.	237,354
14,879	Financial Institutions, Inc.	213,514
39,400	First Commonwealth Financial Corp.	487,772
29,200	First Financial Bancorp	361,788
7,200	First Financial Bankshares, Inc.(8)	397,512
1,400	First Financial Holdings, Inc.	28,336
14,300	First Merchants Corp.	317,603
27,000	First Niagara Financial Group, Inc.	436,590
20,600	FirstMerit Corp.	424,154
8,800	Flushing Financial Corp.	105,248
10,300	Glacier Bancorp, Inc.	195,906
9,300	Hancock Holding Company	422,778
14,500	Independent Bank Corp. — Massachusetts	379,320
18,700	Knight Capital Group, Inc. — Class A*	302,005
29,596	Lakeland Bancorp, Inc.	333,251
15,700	National Penn Bancshares, Inc.	227,807
15,900	NBT Bancorp, Inc.	444,564
11,500	NewAlliance Bancshares, Inc.	151,455
17,900	Old National Bancorp — Indiana	325,064
44,600	Oriental Financial Group, Inc.- Puerto Rico	269,830
8,300	Pennsylvania Commerce Bancorp, Inc.*	221,278
11,200	Republic Bancorp, Inc. — Class A	304,640
10,900	S&T Bancorp, Inc.(8)	386,950
36,200	Sanders Morris Harris Group, Inc.	216,838
40,900	Seacoast Banking Corp.	269,940
4,746	Simmons First National Corp. — Class A	139,865
7,415	Southside Bancshares, Inc.	174,253
25,400	Sterling Bancorp — New York	356,362
60,862	Stifel Financial Corp.*	2,790,523
30,900	Susquehanna Bancshares, Inc.	491,619
2,200	SVB Financial Group*	57,706
190,868	SWS Group, Inc.	3,616,948
10,582	UMB Financial Corp.	519,999
3,800	United Bankshares, Inc.(8)	126,236
102,291	Washington Federal, Inc.	1,530,273
74,492	WesBanco, Inc.	2,026,927
95,915	Whitney Holding Corp.	1,533,681
4,000	WSFS Financial Corp.	191,960

		25,411,112

	Broadcast Services/Media — 0.4%
40,500	Outdoor Channel Holdings, Inc.*	303,345
86,400	Sinclair Broadcast Group, Inc. — Class A	267,840

		571,185

	Business Services and Supplies — 0.7%
12,000	Acxiom Corp.	97,320
21,400	Deluxe Corp.	320,144
68,500	On Assignment, Inc.*	388,395
7,600	Portfolio Recovery Associates, Inc.*(8)	257,184

		1,063,043

	Chemicals — 1.3%
32,700	A Schulman, Inc.	555,900

See notes to financial statements.

SMALL VALUE PORTFOLIO
(FORMERLY, SMALL-CAP VALUE PORTFOLIO)
PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2008

Shares		Value

	Common Stocks (continued)
	Chemicals (continued)

7,500	Compass Minerals International, Inc.	$439,950
39,000	Ferro Corp.	274,950
22,700	Innospec, Inc.	133,703
6,600	Minerals Technologies, Inc.	269,940
4,000	Olin Corp.	72,320
8,200	OM Group, Inc.*	173,102
48,900	PolyOne Corp.*	154,035

		2,073,900

	Commercial Services — 0.5%
16,500	Interactive Data Corp.	406,890
10,200	TNS, Inc.*	95,778
12,900	Viad Corp.	319,146

		821,814

	Computer Equipment, Software and Services — 4.3%
10,274	CACI International, Inc. — Class A*	463,255
119,900	CIBER, Inc.*	576,719
196,985	Digi International, Inc.*(20)	1,597,548
68,700	Epicor Software Corp.*	329,760
17,800	Imation Corp.	241,546
49,800	Insight Enterprises, Inc.*	343,620
76,640	MTS Systems Corp.	2,041,690
172,596	OpenTV Corp. (British Virgin Islands)*	212,293
29,600	Palm, Inc.*	90,872
32,565	RadiSys Corp.*	180,084
69,000	Silicon Storage Technology, Inc.*	158,010
18,493	Sybase, Inc.*	458,072
1,300	SYNNEX Corp.*	14,729

		6,708,198

	Construction Services and Supplies — 2.2%
56,900	Comfort Systems USA, Inc.	606,554
43,800	Dycom Industries, Inc.*	360,036
22,100	NCI Building Systems, Inc.*(8)	360,230
78,315	Universal Forest Products, Inc.	2,107,457

		3,434,277

	Consumer Goods and Services — 3.2%
19,800	American Greetings Corp. — Class A	149,886
148,709	Helen of Troy, Ltd. (Bermuda)*	2,581,589
12,700	Inter Parfums, Inc.	97,536
143,421	Nutri System, Inc.(8)	2,092,512
6,525	Regis Corp.	94,808

		5,016,331

	Distribution — 0.2%
22,700	Nu Skin Enterprises, Inc. — Class A	236,761

	Education — 0.3%
24,700	School Specialty, Inc.*	472,264

	Electronics — 0.7%
66,300	Applied Micro Circuits Corp.*	260,559
21,600	Benchmark Electronics, Inc.*	275,832
13,700	EnerSys*	150,700
5,600	Rogers Corp.*	155,512
408,900	Sanmina-SCI Corp.*	192,183

		1,034,786

	Engineering — 1.7%
117,187	EMCOR Group, Inc.*	2,628,504

	Entertainment, Leisure and Recreation — 1.7%
49,400	Live Nation, Inc.*	283,556
149,779	Marcus Corp. (The)(20)	2,430,913

		2,714,469

	Equipment Rental and Leasing — 0.3%
34,273	Electro Rent Corp.	382,487
7,500	Rent-A-Center, Inc.*	132,375

		514,862

	Food and Beverage — 1.3%
14,000	Chiquita Brands International, Inc.*	206,920
15,700	Flowers Foods, Inc.	382,452
7,500	Fresh Del Monte Produce, Inc. (Cayman Islands)*	168,150
16,400	J & J Snack Foods Corp.	588,432
7,000	Nash Finch Company	314,230
1,400	Ralcorp Holdings, Inc.*	81,760
8,600	TreeHouse Foods, Inc.*	234,264
7,400	United Natural Foods, Inc.*	131,868

		2,108,076

	Funeral Services — 0.9%
274,699	Service Corp. International	1,365,254

	Insurance — 5.9%
24,500	American Equity Investment Life Holding Company	171,500
5,214	American Physicians Capital, Inc.	250,793
22,637	Aspen Insurance Holdings, Ltd. (Bermuda)	548,947

See notes to financial statements.

SMALL VALUE PORTFOLIO
(FORMERLY, SMALL-CAP VALUE PORTFOLIO)
PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2008

Shares		Value

	Common Stocks (continued)
	Insurance (continued)

20,800	CNA Surety Corp.*	$399,360
5,500	Crawford & Company*	79,970
15,631	Delphi Financial Group, Inc. — Class A	288,236
17,300	Donegal Group, Inc. — Class A	290,121
15,266	FBL Financial Group, Inc. — Class A	235,860
5,600	Harleysville Group, Inc.	194,488
12,400	Horace Mann Educators Corp.	113,956
15,200	IPC Holdings, Ltd. (Bermuda)	454,480
10,100	National Interstate Corp.	180,487
7,400	Navigators Group, Inc. (The)*	406,334
5,800	Odyssey Re Holdings Corp.	300,498
76,600	Phoenix Companies, Inc. (The)	250,482
13,937	Platinum Underwriters Holdings, Ltd. (Bermuda)	502,847
3,200	ProAssurance Corp.*	168,896
46,840	RLI Corp.	2,864,735
20,900	Seabright Insurance Holdings*	245,366
14,700	Selective Insurance Group, Inc.	337,071
12,900	State Auto Financial Corp.	387,774
20,700	Universal American Financial Corp.*	182,574
14,639	Zenith National Insurance Corp.	462,153

		9,316,928

	Internet Services — 0.4%
52,700	Ixia*	304,606
32,045	Vignette Corp.*	301,543

		606,149

	Machinery — 1.9%
97,085	Applied Industrial Technologies, Inc.	1,836,848
6,400	Baldor Electric Company	114,240
16,400	Columbus McKinnon Corp.*	223,860
19,700	Robbins & Myers, Inc.	318,549
30,000	Sauer-Danfoss, Inc.	262,500
6,200	Wabtec Corp.	246,450

		3,002,447

	Manufacturing — 4.6%
16,180	Acuity Brands, Inc.	564,844
78,654	Ceradyne, Inc.*	1,597,463
56,482	CIRCOR International, Inc.	1,553,255
11,800	Coherent, Inc.*	253,228
16,827	EnPro Industries, Inc.*	362,454
37,571	Gibraltar Industries, Inc.	448,598
92,536	Watts Water Technologies, Inc.	2,310,623
5,600	Woodward Governor Company	128,912

		7,219,377

	Medical Equipment, Supplies, and Services — 5.5%
13,523	AMERIGROUP Corp.*	399,199
6,200	AmSurg Corp.*	144,708
11,000	Centene Corp.*	216,810
30,600	Cross Country Healthcare, Inc.*	268,974
16,900	Gentiva Health Services, Inc.*	494,494
15,700	Kindred Healthcare, Inc.*	204,414
75,241	Magellan Health Services, Inc.*	2,946,438
52,636	Owens & Minor, Inc.	1,981,745
11,300	Res-Care, Inc.*	169,726
33,300	Symmetry Medical, Inc.*	265,401
177,748	Syneron Medical, Ltd. (Israel)*	1,482,418

		8,574,327

	Metals and Mining — 0.2%
6,800	Olympic Steel, Inc.	138,516
1,500	Royal Gold, Inc.	73,815
14,800	Worthington Industries, Inc.(8)	163,096

		375,427

	Oil, Coal and Gas — 7.3%
46,600	Allis-Chalmers Energy, Inc.*	256,300
23,462	Berry Petroleum Company — Class A	177,373
17,100	Bill Barrett Corp.*	361,323
7,700	Dawson Geophysical Company*	137,137
72,313	Frontier Oil Corp.	913,313
48,010	Holly Corp.	875,222
19,100	Hornbeck Offshore Services, Inc.*	312,094
8,900	Lufkin Industries, Inc.	307,050
46,775	National Fuel Gas Company	1,465,461
15,800	Nicor, Inc.	548,892
51,346	Penn Virginia Corp.	1,333,969
16,200	Piedmont Natural Gas Company, Inc.	513,054
17,000	Superior Well Services, Inc.*	170,000
63,493	Swift Energy Company*	1,067,317
79,133	World Fuel Services Corp.	2,927,921

		11,366,426

	Paper and Forest Products — 0.2%
40,600	Glatfelter	377,580

	Pharmaceuticals/Research and Development — 4.8%
74,524	Cytokinetics, Inc.*	212,393
78,193	Exponent, Inc.*	2,352,046

See notes to financial statements.

SMALL VALUE PORTFOLIO
(FORMERLY, SMALL-CAP VALUE PORTFOLIO)
PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2008

Shares		Value

	Common Stocks (continued)
	Pharmaceuticals/Research and Development (continued)

170,103	Mannatech, Inc.(8)(20)	$416,752
12,700	Par Pharmaceutical Companies, Inc.*	170,307
63,110	Perrigo Company	2,039,084
28,700	ViroPharma, Inc.*	373,674
50,732	West Pharmaceutical Services, Inc.	1,916,148

		7,480,404

	Printing and Publishing — 0.1%
7,000	Courier Corp.	125,300

	Real Estate Investment Trusts — 7.7%
161,398	Ashford Hospitality Trust	185,608
22,200	Cedar Shopping Centers, Inc.	157,176
3,600	Corporate Office Properties Trust	110,520
11,324	Entertainment Properties Trust	337,455
82,100	Glimcher Realty Trust	230,701
104,119	Healthcare Realty Trust, Inc.	2,444,714
44,603	Hersha Hospitality Trust	133,809
10,000	Highwoods Properties, Inc.	273,600
71,200	Lexington Realty Trust	356,000
94,506	National Retail Properties, Inc.	1,624,558
17,900	NorthStar Realty Finance Corp.	69,989
14,400	Parkway Properties, Inc.	259,200
49,900	Pennsylvania Real Estate Investment Trust(8)	371,755
6,400	PS Business Parks, Inc.	285,824
28,200	Ramco-Gershenson Properties Trust	174,276
54,281	Rayonier, Inc.	1,701,709
19,344	Realty Income Corp.(8)	447,814
18,900	Senior Housing Properties Trust	338,688
59,879	Sovran Self Storage, Inc.	2,155,644
45,378	Sunstone Hotel Investors, Inc.	280,890
40,600	U-Store-It Trust	180,670

		12,120,600

	Retail — 2.6%
102,900	Blockbuster, Inc. — Class A*	129,654
22,139	Casey’s General Stores, Inc.	504,105
186,421	EZCORP, Inc. — Class A*	2,835,463
16,900	Pantry, Inc. (The)*	362,505
8,100	Tractor Supply Company*	292,734

		4,124,461

	Retail: Restaurants — 0.7%
21,700	Bob Evans Farms, Inc.	443,331
24,200	Cracker Barrel Old Country Store, Inc.	498,278
9,200	Red Robin Gourmet Burgers, Inc.*	154,836

		1,096,445

	Retail: Supermarkets — 2.1%
20,600	Ruddick Corp.	569,590
81,237	Weis Markets, Inc.(20)	2,732,000

		3,301,590

	Rubber Products — 0.1%
24,500	Myers Industries, Inc.	196,000

	Scientific and Technical Instruments — 0.3%
14,062	Varian, Inc.*	471,218

	Semiconductors — 1.3%
220,274	OmniVision Technologies, Inc.*(8)	1,156,439
200,400	TriQuint Semiconductor, Inc.*	689,376
26,100	Veeco Instruments, Inc.*	165,474

		2,011,289

	Sporting Goods and Equipment — 0.2%
25,500	Callaway Golf Company	236,895

	Telecommunications Equipment and Services — 0.5%
11,300	Atlantic Tele-Network, Inc.	300,015
86,500	Cincinnati Bell, Inc.*	166,945
18,500	Premiere Global Services, Inc.*	159,285
26,000	tw telecom, Inc.*	220,220

		846,465

	Transportation — 3.4%
82,783	Arkansas Best Corp.(8)	2,492,597
8,800	Hub Group, Inc. — Class A*	233,464
16,694	TAL International Group, Inc.	235,385
49,252	Tidewater, Inc.	1,983,378
20,600	Werner Enterprises, Inc.	357,204

		5,302,028

	Utilities — 5.0%
66,159	American States Water Company	2,181,924
6,600	Avista Corp.	127,908
12,500	CH Energy Group, Inc.	642,375
4,800	Connecticut Water Service, Inc.	113,328
26,500	El Paso Electric Company*	479,385
16,600	New Jersey Resources Corp.	653,210
24,600	NorthWestern Corp.	577,362
75,905	UIL Holdings Corp.	2,279,427

See notes to financial statements.

SMALL VALUE PORTFOLIO
(FORMERLY, SMALL-CAP VALUE PORTFOLIO)
PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2008

Shares		Value

	Common Stocks (continued)
	Utilities (continued)

16,700	Unisource Energy Corp.	$490,312
7,200	WGL Holdings, Inc.	235,368

		7,780,599

	Total Common Stocks (Cost $190,616,179)	153,001,229

Principal

	Securities Lending Collateral — 4.6%
$7,266,311	Securities Lending Collateral Investment (Note 4) (Cost $7,266,311)	7,266,311

	Total Securities (Cost $197,882,490)	160,267,540

	Repurchase Agreements — 0.3%
465,974	With State Street Bank and Trust, dated 12/31/08, 0.01%, due 01/02/09, repurchase proceeds at maturity $465,974 (Collateralized by US Treasury Bill, 0.01%, due 01/02/09, with a value of $475,524) (Cost $465,974)	465,974

	Total Investments — 102.6% (Cost $198,348,464)	160,733,514
	Liabilities less other assets — (2.6)%	(4,105,331)

	Net Assets — 100.0%	$156,628,183

The aggregate cost of securities for federal income tax purposes at December 31, 2008 is $203,091,753.

The following amounts are based on cost for federal income tax purposes:

Gross unrealized appreciation	$2,879,357
Gross unrealized depreciation	(45,237,596)

Net unrealized depreciation	$(42,358,239)

See summary of footnotes and abbreviations to portfolios.

See notes to financial statements.

SMALL CORE PORTFOLIO
(FORMERLY, SPECIAL EQUITY PORTFOLIO)
PORTFOLIO OF INVESTMENTS

December 31, 2008

Shares		Value

	Common Stocks — 98.9%
	Advertising — 0.0%
3,300	Harte-Hanks, Inc.	$20,592

	Aerospace and Defense — 0.5%
27,987	Aerovironment, Inc.*(8)	1,030,201
49,628	Ducommun, Inc.	828,788

		1,858,989

	Agriculture — 0.2%
24,457	Andersons, Inc. (The)(8)	403,051
20,500	Titan Machinery, Inc.*	288,230

		691,281

	Airlines — 0.6%
3,200	Alaska Air Group, Inc.*	93,600
12,080	Allegiant Travel Company*	586,726
20,600	AMR Corp.*	219,802
11,700	ExpressJet Holdings, Inc.*	19,890
13,700	Hawaiian Holdings, Inc.*	87,406
36,000	JetBlue Airways Corp.*	255,600
6,500	Republic Airways Holdings, Inc.*	69,355
29,600	SkyWest, Inc.	550,560
27,400	UAL Corp.*(8)	301,948
13,200	US Airways Group, Inc.*	102,036

		2,286,923

	Apparel: Manufacturing and Retail — 2.7%
41,400	Aeropostale, Inc.*	666,540
4,700	AnnTaylor Stores Corp.*	27,119
206,241	Cato Corp. — Class A (The)	3,114,240
4,700	Charlotte Russe Holding, Inc.*	30,503
1,400	Cherokee, Inc.	24,290
6,800	Children’s Place Retail Stores, Inc. (The)*	147,424
11,100	Christopher & Banks Corp.	62,160
2,800	Collective Brands, Inc.*	32,816
14,258	Deckers Outdoor Corp.*	1,138,786
25,900	Finish Line (The)	145,040
4,000	Genesco, Inc.*	67,680
900	Gymboree Corp. (The)*	23,481
73,187	Iconix Brand Group, Inc.*	715,769
13,100	Jones Apparel Group, Inc.	76,766
17,383	Jos A Bank Clothiers, Inc.*(8)	454,565
2,900	Maidenform Brands, Inc.*	29,435
23,106	Men’s Wearhouse, Inc. (The)(8)	312,855
4,200	Oxford Industries, Inc.	36,834
322,958	Stage Stores, Inc.	2,664,404
60,800	Talbots, Inc. (The)(8)	145,312
17,600	Timberland Company (The) — Class A*	203,280
10,000	Wet Seal, Inc. (The) — Class A*	29,700
13,600	Wolverine World Wide, Inc.	286,144

		10,435,143

	Automobiles/Motor Vehicles, Automotive Equipment and Repairs — 1.0%
28,400	ATC Technology Corp.*	415,492
5,700	AutoNation, Inc.*	56,316
13,900	Exide Technologies*	73,531
12,100	Federal Signal Corp.	99,341
10,800	Force Protection, Inc.*	64,584
35,635	Fuel Systems Solutions, Inc.*(8)	1,167,403
5,100	Midas, Inc.*	53,499
177,474	Modine Manufacturing Company	864,298
34,600	Polaris Industries, Inc.	991,290
7,800	Standard Motor Products, Inc.	26,988
1,800	Superior Industries International, Inc.	18,936
37,200	Wabash National Corp.	167,400

		3,999,078

	Banks and Financial Services — 9.3%
8,400	1st Source Corp.	198,492
16,300	Advance America Cash Advance Centers, Inc.	30,807
4,400	Ameris Bancorp	52,140
1,900	Arrow Financial Corp.	47,766
87,603	Asset Acceptance Capital Corp.*(8)	447,651
9,300	BancFirst Corp.	492,156
4,700	Bank Mutual Corp.	54,238
5,300	Bank of Granite Corp.	12,985
4,800	BankFinancial Corp.	48,912
3,900	Beneficial Mutual Bancorp, Inc.*	43,875
4,800	Berkshire Hills Bancorp, Inc.	148,128
4,200	BGC Partners, Inc. — Class A	11,592
2,200	BlackRock Kelso Capital Corp.	21,692
1,700	Capital Southwest Corp.	183,872
59,004	Cardtronics, Inc.*	76,115
31,994	Cash America International, Inc.	875,036
6,100	Center Financial Corp.	37,637
1,400	Chemical Financial Corp.	39,032
10,400	City Bank(8)	54,080
10,400	City Holding Company	361,712
4,200	Colonial BancGroup, Inc. (The)	8,694
38,400	Community Bank System, Inc.	936,576
8,900	Community Trust Bancorp, Inc.	327,075
7,600	Corus Bankshares, Inc.(8)	8,436
72,626	Credit Acceptance Corp.*(8)	994,976
31,400	Dime Community Bancshares	417,620

See notes to financial statements.

SMALL CORE PORTFOLIO
(FORMERLY, SPECIAL EQUITY PORTFOLIO)
PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2008

Shares		Value

	Common Stocks (continued)
	Banks and Financial Services (continued)

42,500	Doral Financial Corp. — Puerto Rico*(8)	$318,750
49,908	Duff & Phelps Corp. — Class A*	954,241
22,000	Encore Capital Group, Inc.*	158,400
4,200	ESSA Bancorp, Inc.	59,346
55,682	Financial Federal Corp.	1,295,720
2,400	Financial Institutions, Inc.	34,440
131,500	First BanCorp — Puerto Rico(8)	1,464,910
2,650	First Citizens Bancshares, Inc. — Class A	404,920
89,400	First Commonwealth Financial Corp.(8)	1,106,772
900	First Community Bancshares, Inc.	31,383
52,700	First Financial Bancorp	652,953
9,600	First Financial Bankshares, Inc.(8)	530,016
4,400	First Financial Corp.	180,356
6,000	First Financial Holdings, Inc.	121,440
1,300	First Merchants Corp.	28,873
109,195	First Midwest Bancorp, Inc.	2,180,625
47,400	First Niagara Financial Group, Inc.	766,458
4,600	First Place Financial Corp.	17,618
35,800	FirstMerit Corp.	737,122
32,200	Flagstar Bancorp, Inc.*	22,862
3,400	FNB Corp.	44,880
20,500	Frontier Financial Corp.(8)	89,380
48,200	GFI Group, Inc.	170,628
70,500	Global Cash Access Holdings, Inc.*	156,510
8,700	Great Southern Bancorp, Inc.(8)	99,528
8,900	Guaranty Bancorp*	17,800
1,400	Hancock Holding Company	63,644
2,500	Home Bancshares, Inc.	67,375
6,500	Horizon Financial Corp.	30,810
14,100	Independent Bank Corp. — Massachusetts	368,856
10,800	Interactive Brokers Group, Inc. — Class A*	193,212
94,606	International Bancshares Corp.	2,065,249
66,000	Knight Capital Group, Inc. — Class A*	1,065,900
83,500	LaBranche & Company, Inc.*	399,965
5,000	Lakeland Bancorp, Inc.	56,300
3,900	MainSource Financial Group, Inc.	60,450
52,631	MB Financial, Inc.	1,471,036
8,500	Medallion Financial Corp.	64,855
20,891	Morningstar, Inc.*(8)	741,631
10,200	National Financial Partners Corp.	31,008
5,000	NBT Bancorp, Inc.	139,800
9,500	Net 1 UEPS Technologies, Inc.*	130,150
73,455	NewAlliance Bancshares, Inc.	967,402
13,100	OceanFirst Financial Corp.	217,460
45,200	Old National Bancorp — Indiana	820,832
2,800	Old Second Bancorp, Inc.	32,480
14,000	optionsXpress Holdings, Inc.	187,040
13,900	Oriental Financial Group, Inc.- Puerto Rico	84,095
7,000	Pacific Capital Bancorp	118,160
3,800	PacWest Bancorp	102,220
400	Park National Corp.	28,700
4,200	Patriot Capital Funding, Inc.	15,288
5,200	People’s Bancorp, Inc.	99,476
4,700	PHH Corp.*	59,831
41,400	PRG-Schultz International, Inc.*	168,912
15,220	PrivateBancorp, Inc.	494,041
18,900	Provident Bankshares Corp.	182,574
6,100	Provident Financial Services, Inc.	93,330
18,600	Provident New York Bancorp	230,640
1,400	S&T Bancorp, Inc.(8)	49,700
5,900	Sanders Morris Harris Group, Inc.	35,341
15,100	Santander BanCorp — Puerto Rico	188,599
5,400	SCBT Financial Corp.	186,300
4,200	Simmons First National Corp. — Class A	123,774
3,200	Sterling Bancorp — New York	44,896
11,160	Stifel Financial Corp.*	511,686
11,200	Suffolk Bancorp	402,416
11,200	Sun Bancorp, Inc. — New Jersey*	83,888
2,300	SVB Financial Group*	60,329
4,700	SWS Group, Inc.	89,065
8,600	SY Bancorp, Inc.(8)	236,500
20,900	TrustCo Bank Corp. NY	198,759
14,400	Trustmark Corp.	310,896
11,200	UMB Financial Corp.	550,368
1,400	Umpqua Holdings Corp.	20,258
4,000	Union Bankshares Corp.	99,200
1,900	United Bankshares, Inc.(8)	63,118
2,200	Univest Corp. of Pennsylvania	70,708
4,400	US Global Investors, Inc. — Class A	21,516
3,600	Washington Federal, Inc.	53,856

See notes to financial statements.

SMALL CORE PORTFOLIO
(FORMERLY, SPECIAL EQUITY PORTFOLIO)
PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2008

Shares		Value

	Common Stocks (continued)
	Banks and Financial Services (continued)

7,900	Washington Trust Bancorp, Inc.	$156,025
143,500	Webster Financial Corp.	1,977,430
1,800	WesBanco, Inc.	48,978
2,400	West Bancorp	29,400
29,226	Westamerica Bancorp(8)	1,494,910
9,900	WSFS Financial Corp.	475,101

		36,012,965

	Broadcast Services/Media — 0.2%
6,500	CKX, Inc.*	23,855
38,290	DG Fastchannel, Inc.*(8)	477,859
56,000	Emmis Communications Corp. — Class A*	19,600
9,400	Media General, Inc. — Class A	16,450
64,600	Sinclair Broadcast Group, Inc. — Class A	200,260
11,400	TiVo, Inc.*	81,624

		819,648

	Business Services and Supplies — 4.7%
37,600	Acxiom Corp.	304,936
135,362	Arbitron, Inc.	1,797,607
21,123	Catalyst Health Solutions, Inc.*	514,345
23,000	CBIZ, Inc.*	198,950
6,800	CDI Corp.	87,992
21,191	Coinstar, Inc.*	413,436
12,100	Convergys Corp.*	77,561
5,700	Corporate Executive Board Company (The)	125,742
84,100	CSG Systems International, Inc.*	1,469,227
80,100	Deluxe Corp.	1,198,296
44,000	Diamond Management & Technology Consultants, Inc.	185,240
28,500	Dice Holdings, Inc.*	116,280
48,900	Fair Isaac Corp.	824,454
12,970	FTI Consulting, Inc.*(8)	579,500
9,100	Gartner, Inc.*	162,253
20,000	Gevity HR, Inc.	30,200
84,400	Hackett Group, Inc.*	246,448
26,300	Hudson Highland Group, Inc.*	88,105
99,268	MAXIMUS, Inc.	3,485,300
68,500	ModusLink Global Solutions, Inc.*	197,965
5,000	Navigant Consulting, Inc.*	79,350
49,519	Portfolio Recovery Associates, Inc.*(8)	1,675,723
42,640	Riskmetrics Group, Inc.*	634,910
61,900	Spherion Corp.*	136,799
4,500	SuccessFactors, Inc.*	25,830
47,800	TrueBlue, Inc.*	457,446
71,625	UniFirst Corp.	2,126,546
23,343	Watson Wyatt Worldwide, Inc. — Class A	1,116,262

		18,356,703

	Chemicals — 2.0%
31,567	Compass Minerals International, Inc.	1,851,720
19,800	Ferro Corp.	139,590
11,860	FMC Corp.	530,498
39,700	Innospec, Inc.	233,833
1,400	Minerals Technologies, Inc.	57,260
900	NewMarket Corp.	31,419
66,022	Olin Corp.	1,193,678
8,700	Spartech Corp.	54,462
15,000	Symyx Technologies, Inc.*	89,100
18,400	Terra Industries, Inc.	306,728
32,000	Tetra Tech, Inc.*	772,800
140,164	Zep, Inc.	2,706,567

		7,967,655

	Collectibles — 0.1%
25,300	RC2 Corp.*	269,951

	Commercial Services — 0.6%
68,853	Euronet Worldwide, Inc.*	799,384
2,200	Pre-Paid Legal Services, Inc.*	82,038
8,700	Standard Parking Corp.*	168,258
24,410	Team, Inc.*	676,157
43,300	TNS, Inc.*	406,587
31,669	Wright Express Corp.*	399,029

		2,531,453

	Computer Equipment, Software and Services — 5.3%
177,300	3Com Corp.*	404,244
5,600	ACI Worldwide, Inc.*	89,040
30,700	Actuate Corp.*	90,872
83,900	Adaptec, Inc.*	276,870
11,800	AsiaInfo Holdings, Inc.*	139,712
33,100	Avocent Corp.*	592,821
13,280	CACI International, Inc. — Class A*	598,795
84,800	CIBER, Inc.*	407,888
12,500	Computer Task Group, Inc.*	40,250
35,300	COMSYS IT Partners, Inc.*	79,072
32,330	Data Domain, Inc.*(8)	607,804
60,135	DivX, Inc.*	314,506

See notes to financial statements.

SMALL CORE PORTFOLIO
(FORMERLY, SPECIAL EQUITY PORTFOLIO)
PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2008

Shares		Value

	Common Stocks (continued)
	Computer Equipment, Software and Services (continued)

3,100	Double-Take Software, Inc.*	$27,807
38,050	Ebix, Inc.*	909,395
148,562	Electronics For Imaging, Inc.*	1,420,253
42,420	EPIQ Systems, Inc.*(8)	708,838
16,300	Extreme Networks, Inc.*	38,142
5,100	Hutchinson Technology, Inc.*	17,748
106,960	Innerworkings, Inc.*(8)	700,588
3,400	Insight Enterprises, Inc.*	23,460
3,400	Interactive Intelligence, Inc.*	21,794
10,100	Jack Henry & Associates, Inc.	196,041
21,800	Manhattan Associates, Inc.*	344,658
61,130	MedAssets, Inc.*	892,498
7,500	Mentor Graphics Corp.*	38,775
20,285	MICROS Systems, Inc.*	331,051
2,700	MicroStrategy, Inc. — Class A*	100,251
29,668	MSCI, Inc. — Class A*	526,904
18,200	MTS Systems Corp.	484,848
51,462	NetScout Systems, Inc.*	443,602
46,242	Nuance Communications, Inc.*	479,067
43,935	Omniture, Inc.*	467,468
52,056	Parametric Technology Corp.*	658,508
24,007	Progress Software Corp.*	462,375
105,590	PROS Holdings, Inc.*	607,143
12,000	Quest Software, Inc.*	151,080
42,800	Rackable Systems, Inc.*	168,632
25,600	RadiSys Corp.*	141,568
3,300	Renaissance Learning, Inc.	29,667
27,300	Silicon Storage Technology, Inc.*	62,517
12,200	Solera Holdings, Inc.*	294,020
74,343	Super Micro Computer, Inc.*	470,591
84,625	Sybase, Inc.*	2,096,162
38,530	Sykes Enterprises, Inc.*	736,694
9,500	Synaptics, Inc.*	157,320
28,600	Take-Two Interactive Software, Inc.*	216,216
91,000	Unisys Corp.*	77,350
376,550	Web.com Group, Inc.*	1,378,173
62,055	Wind River Systems, Inc.*	560,357
189,257	Xyratex, Ltd. (Bermuda)*	558,308

		20,641,743

	Construction Services and Supplies — 1.6%
20,900	Beacon Roofing Supply, Inc.*	290,092
59,900	Beazer Homes USA, Inc.*(8)	94,642
39,400	BlueLinx Holdings, Inc.*	74,466
103,300	Comfort Systems USA, Inc.	1,101,178
6,610	Granite Construction, Inc.	290,377
32,800	Hovnanian Enterprises, Inc. — Class A*	56,416
63,000	M/I Homes, Inc.(8)	664,020
3,200	Matrix Service Company*	24,544
13,800	Meritage Homes Corp.*	167,946
22,500	NCI Building Systems, Inc.*	366,750
24,300	Ryland Group, Inc. (The)	429,381
36,899	Simpson Manufacturing Company, Inc.(8)	1,024,316
179,100	Standard Pacific Corp.*	318,798
67,500	Sterling Construction Company, Inc.*	1,251,451

		6,154,377

	Consumer Goods and Services — 2.3%
53,400	American Greetings Corp. — Class A	404,238
86,600	Blyth, Inc.	678,944
12,240	Chattem, Inc.*(8)	875,527
3,600	CSS Industries, Inc.	63,864
149,928	Helen of Troy, Ltd. (Bermuda)*	2,602,751
101,202	Herbalife, Ltd. (Cayman Islands)	2,194,059
12,800	Hooker Furniture Corp.	98,048
42,600	La-Z-Boy, Inc.	92,442
22,600	Parlux Fragrances, Inc.*	65,992
24,600	Prestige Brands Holdings, Inc.*	259,530
22,200	Regis Corp.	322,566
22,100	Revlon, Inc. — Class A*	147,407
19,755	Rollins, Inc.	357,170
114,260	Tempur-Pedic International, Inc.(8)	810,103

		8,972,641

	Containers and Packaging — 0.2%
17,666	Greif, Inc. — Class A	590,574

	Distribution — 1.3%
900	Core-Mark Holding Company, Inc.*	19,368
15,300	Houston Wire & Cable Company	142,443
133,573	LKQ Corp.*	1,557,461
9,600	Nu Skin Enterprises, Inc. — Class A	100,128
89,836	United Stationers, Inc.*	3,008,608
7,400	Universal Corp.	221,038
2,900	WESCO International, Inc.*	55,767

		5,104,813

See notes to financial statements.

SMALL CORE PORTFOLIO
(FORMERLY, SPECIAL EQUITY PORTFOLIO)
PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2008

Shares		Value

	Common Stocks (continued)

	Diversified Operations and Services — 0.9%
2,000	Chemed Corp.	$79,540
81,216	ESCO Technologies, Inc.*(8)	3,325,795

		3,405,335

	Education — 0.3%
1,800	Career Education Corp.*	32,292
12,700	Corinthian Colleges, Inc.*	207,899
13,370	DeVry, Inc.	767,572

		1,007,763

	Electronics — 3.1%
1,700	American Superconductor Corp.*	27,727
20,793	Avnet, Inc.*	378,641
205,206	Belden CDT, Inc.	4,284,701
14,100	Benchmark Electronics, Inc.*	180,057
55,700	CTS Corp.	306,907
33,900	Cubic Corp.	922,080
90,400	Diebold, Inc.	2,539,336
4,800	Harman International Industries, Inc.	80,304
58,052	LaBarge, Inc.*	833,046
65,700	Methode Electronics, Inc.	442,818
106,800	Micrel, Inc.	780,708
9,400	Multi-Fineline Electronix, Inc.*	109,886
181,858	Nam Tai Electronics, Inc. (British Virgin Islands)	1,000,219
4,000	Park Electrochemical Corp.	75,840
108,100	Sanmina-SCI Corp.*	50,807
17,300	Stoneridge, Inc.*	78,888

		12,091,965

	Energy Services — 0.1%
13,662	Energy Conversion Devices, Inc.*(8)	344,419
49,800	Plug Power, Inc.*	50,796

		395,215

	Engineering — 0.1%
13,500	EMCOR Group, Inc.*	302,805

	Entertainment, Leisure and Recreation — 1.2%
20,000	Brunswick Corp.	84,200
31,800	Carmike Cinemas, Inc.	116,070
70,700	Choice Hotels International, Inc.	2,125,243
26,102	Life Time Fitness, Inc.*(8)	338,021
2,000	National CineMedia, Inc.	20,280
25,570	Netflix, Inc.*(8)	764,287
52,510	Scientific Games Corp. — Class A*	921,025
51,800	Warner Music Group Corp.	156,436
4,200	WMS Industries, Inc.*	112,980

		4,638,542

	Environmental Waste Management and Recycling Services — 0.1%
17,200	Casella Waste Systems, Inc.*	70,176
48,100	Darling International, Inc.*	264,069
4,100	Waste Services, Inc.*	26,978

		361,223

	Equipment Rental and Leasing — 0.1%
12,000	Rent-A-Center, Inc.*	211,800
13,700	United Rentals, Inc.*	124,944

		336,744

	Food and Beverage — 2.1%
900	Cal-Maine Foods, Inc.	25,830
1,400	Coca-Cola Bottling Company Consolidated	64,344
59,000	Del Monte Foods Company	421,260
6,700	Diamond Foods, Inc.	135,005
3,400	Farmer Brothers Company	84,796
36,765	Flowers Foods, Inc.	895,595
15,340	JM Smucker Company (The)	665,142
137,800	Lance, Inc.	3,161,132
31,100	Nash Finch Company	1,396,079
21,810	Peet’s Coffee & Tea, Inc.*	507,083
13,850	Ralcorp Holdings, Inc.*	808,840
39,400	Reddy Ice Holdings, Inc.	56,736

		8,221,842

	Funeral Services — 0.0%
13,400	Stewart Enterprises, Inc. — Class A	40,334

	Insurance — 5.7%
4,400	Allied World Assurance Holdings, Ltd. (Bermuda)	178,640
10,700	Ambac Financial Group, Inc.	13,910
102,000	American Equity Investment Life Holding Company	714,000
11,000	American Physicians Capital, Inc.	529,100
8,500	Amerisafe, Inc.*	174,505
94,510	AmTrust Financial Services, Inc.	1,096,316
62,600	Aspen Insurance Holdings, Ltd. (Bermuda)	1,518,050
132,966	Assured Guaranty, Ltd. (Bermuda)(8)	1,515,812
11,700	Conseco, Inc.*	60,606

See notes to financial statements.

SMALL CORE PORTFOLIO
(FORMERLY, SPECIAL EQUITY PORTFOLIO)
PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2008

Shares		Value

	Common Stocks (continued)
	Insurance (continued)

151,387	Delphi Financial Group, Inc. — Class A	$2,791,576
58,570	eHealth, Inc.*	777,810
7,700	Employers Holdings, Inc.	127,050
11,300	Endurance Specialty Holdings, Ltd. (Bermuda)	344,989
4,200	FBL Financial Group, Inc. — Class A	64,890
3,600	FPIC Insurance Group, Inc.*	157,608
105,728	IPC Holdings, Ltd. (Bermuda)	3,161,267
12,875	Life Partners Holdings, Inc.(8)	561,865
43,500	Montpelier Re Holdings, Ltd. (Bermuda)	730,365
200	National Western Life Insurance Company — Class A	33,834
128,322	Platinum Underwriters Holdings, Ltd. (Bermuda)	4,629,858
19,700	PMA Capital Corp. — Class A*	139,476
15,900	Presidential Life Corp.	157,251
290,851	Universal American Financial Corp.*	2,565,306
11,000	Zenith National Insurance Corp.	347,270

		22,391,354

	Internet Services — 3.7%
33,730	Akamai Technologies, Inc.*	508,986
21,866	comScore, Inc.*	278,792
55,700	CyberSource Corp.*	667,843
52,532	Digital River, Inc.*	1,302,794
47,000	EarthLink, Inc.*	317,720
14,394	Equinix, Inc.*(8)	765,617
193,145	eResearchTechnology, Inc.*	1,280,551
24,889	F5 Networks, Inc.*	568,963
192,968	Internet Brands, Inc. — Class A*(8)	1,123,074
93,261	j2 Global Communications, Inc.*	1,868,950
13,100	Limelight Networks, Inc.*	32,095
11,800	Marchex, Inc. — Class B	68,794
10,800	NIC, Inc.	49,680
7,300	Priceline.com, Inc.*	537,645
69,300	Rackspace Hosting, Inc.*	372,834
97,000	S1 Corp.*	765,330
17,500	Sapient Corp.*	77,700
5,700	Sohu.com, Inc.*	269,838
81,700	SonicWALL, Inc.*	325,166
3,200	Syntel, Inc.	73,984
14,800	TeleCommunications Systems, Inc. — Class A*	127,132
69,700	TIBCO Software, Inc.*	361,743
67,599	United Online, Inc.	410,326
66,592	ValueClick, Inc.*	455,489
125,700	Websense, Inc.*	1,881,728

		14,492,774

	Machinery — 1.2%
11,600	Actuant Corp. — Class A	220,632
3,300	Applied Industrial Technologies, Inc.	62,436
16,950	Astec Industries, Inc.*	531,044
7,500	Chart Industries, Inc.*	79,725
5,600	Columbus McKinnon Corp.*	76,440
289,301	Flow International Corp.*	700,108
17,100	Gardner Denver, Inc.*	399,114
6,000	Graham Corp.	64,920
14,600	Robbins & Myers, Inc.	236,082
44,100	Tecumseh Products Company — Class A*	422,478
44,153	Wabtec Corp.	1,755,082

		4,548,061

	Manufacturing — 6.5%
64,929	Acuity Brands, Inc.	2,266,671
132,189	Albany International Corp. — Class A	1,697,307
1,300	American Woodmark Corp.(8)	23,699
9,600	Ameron International Corp.	604,032
4,000	AO Smith Corp.	118,080
66,004	AptarGroup, Inc.	2,325,981
2,400	AZZ, Inc.*	60,240
11,700	Blount International, Inc.*	110,916
209,239	Carlisle Companies, Inc.	4,331,247
1,400	Ceradyne, Inc.*	28,434
3,100	China Fire & Security Group, Inc.*	21,111
6,300	CIRCOR International, Inc.	173,250
9,200	Cognex Corp.	136,160
4,400	Coherent, Inc.*	94,424
50,739	EnPro Industries, Inc.*	1,092,918
34,300	Furniture Brands International, Inc.	75,803
28,000	Gibraltar Industries, Inc.	334,320
81,090	GrafTech International, Ltd.*	674,669
77,170	Hexcel Corp.*	570,286
1,900	LS Starrett Company (The) — Class A	30,590
8,800	Lydall, Inc.*	50,600
50,326	Matthews International Corp. — Class A	1,845,958

See notes to financial statements.

SMALL CORE PORTFOLIO
(FORMERLY, SPECIAL EQUITY PORTFOLIO)
PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2008

Shares		Value

	Common Stocks (continued)
	Manufacturing (continued)

149,172	Mueller Industries, Inc.	$3,741,234
6,600	Mueller Water Products, Inc. — Class A	55,440
1,200	Powell Industries, Inc.*	34,824
8,400	Steinway Musical Instruments, Inc.*	147,084
21,000	Sturm, Ruger & Company, Inc.*	125,370
48,300	Tredegar Corp.	878,094
9,350	Valmont Industries, Inc.	573,716
31,899	Woodward Governor Company	734,315
109,000	Zebra Technologies Corp. — Class A*	2,208,340

		25,165,113

	Medical Equipment, Supplies, and Services — 9.3%
3,800	Align Technology, Inc.*	33,250
8,300	Allscripts-Misys Healthcare Solutions, Inc.	82,336
15,070	Amedisys, Inc.*(8)	622,994
42,500	American Medical Systems Holdings, Inc.*	382,075
19,200	AMN Healthcare Services, Inc.*	162,432
73,636	AmSurg Corp.*	1,718,664
1,600	ArthroCare Corp.*	7,632
14,490	athenahealth, Inc.*	545,114
1,700	Bio-Rad Laboratories, Inc. — Class A*	128,027
10,200	Cardiac Science Corp.*	76,500
80,575	CardioNet, Inc.*	1,986,174
134,390	Centene Corp.*	2,648,826
36,644	Conceptus, Inc.*	557,722
4,900	CONMED Corp.*	117,306
38,948	CorVel Corp.*	856,077
8,800	Cyberonics, Inc.*	145,816
2,800	Emergency Medical Services Corp. — Class A*	102,508
13,450	Genoptix, Inc.*	458,376
33,462	Gen-Probe, Inc.*	1,433,512
13,790	Haemonetics Corp.*	779,135
36,600	Health Management Associates, Inc. — Class A*	65,514
31,500	HealthSouth Corp.*	345,240
65,900	ICU Medical, Inc.*	2,183,925
53,400	Invacare Corp.	828,768
29,284	IPC The Hospitalist Company*	492,850
250,780	LeMaitre Vascular, Inc.*	506,576
1,900	LHC Group, Inc.*	68,400
38,700	Lincare Holdings, Inc.*	1,042,191
22,670	Luminex Corp.*	484,231
1,100	Magellan Health Services, Inc.*	43,076
6,000	Meridian Bioscience, Inc.	152,820
10,100	Merit Medical Systems, Inc.*	181,093
33,438	Natus Medical, Inc.*	433,022
5,100	Nighthawk Radiology Holdings, Inc.*	24,786
214,504	NovaMed, Inc.*(8)	742,184
60,840	NuVasive, Inc.*(8)	2,108,106
100,500	Orthofix International NV (Netherland Antilles)*	1,540,665
31,500	Owens & Minor, Inc.	1,185,975
28,620	Phase Forward, Inc.*	358,322
15,100	PSS World Medical, Inc.*	284,182
16,230	Psychiatric Solutions, Inc.*(8)	452,006
13,200	Quidel Corp.*	172,524
4,400	RehabCare Group, Inc.*	66,704
12,060	ResMed, Inc.*	452,009
368,346	RTI Biologics, Inc.*	1,016,635
3,000	Sirona Dental Systems, Inc,*	31,500
64,925	SonoSite, Inc.*	1,238,769
461,903	Spectranetics Corp. (The)*	1,205,567
40,700	STERIS Corp.	972,323
1,100	SurModics, Inc.*	27,797
6,900	Synovis Life Technologies, Inc.*	129,306
5,400	Techne Corp.	348,408
8,110	Thoratec Corp.*	263,494
116,312	TranS1, Inc.*	838,610
4,500	US Physical Therapy, Inc.*	59,985
50,334	VNUS Medical Technologies*	816,417
30,160	Volcano Corp.*	452,400
75,100	Wright Medical Group, Inc.*	1,534,293

		35,995,149

	Metals and Mining — 0.4%
6,200	Hawk Corp. — Class A*	102,920
5,300	Insteel Industries, Inc.	59,837
4,400	Royal Gold, Inc.	216,524
103,700	Worthington Industries, Inc.(8)	1,142,774

		1,522,055

	Office Equipment, Supplies, and Services — 0.6%
311,843	Acco Brands Corp.*	1,075,858
7,400	Ennis, Inc.	89,614
21,100	Herman Miller, Inc.	274,933
11,800	HNI Corp.	186,912
57,600	Knoll, Inc.	519,552

See notes to financial statements.

SMALL CORE PORTFOLIO
(FORMERLY, SPECIAL EQUITY PORTFOLIO)
PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2008

Shares		Value

	Common Stocks (continued)
	Office Equipment, Supplies, and Services (continued)

41,800	Steelcase, Inc. — Class A	$234,916

		2,381,785

	Oil, Coal and Gas — 4.5%
20,290	Arena Resources, Inc.*	569,946
31,676	Atwood Oceanics, Inc.*	484,009
6,800	Bolt Technology Corp.*	47,328
2,200	CARBO Ceramics, Inc.	78,166
900	Chesapeake Utilities Corp.	28,332
13,100	Clayton Williams Energy, Inc.*	595,264
32,960	Comstock Resources, Inc.*	1,557,360
12,500	Concho Resources, Inc.*	285,250
8,180	Core Laboratories NV (the Netherlands)	489,655
19,810	Dril-Quip, Inc.*	406,303
54,700	Energy Partners, Ltd.*	73,845
25,052	GMX Resources, Inc.*(8)	634,317
4,600	HKN, Inc.*	13,662
131,279	ION Geophysical Corp.*	450,287
11,300	Key Energy Services, Inc.*	49,833
18,971	Lufkin Industries, Inc.	654,500
104,767	McMoRan Exploration Company*	1,026,717
4,000	Mitcham Industries, Inc.*	15,880
46,780	Natural Gas Services Group*	473,881
50,600	Newpark Resources, Inc.*	187,220
38,000	Nicor, Inc.	1,320,120
9,100	Northwest Natural Gas Company	402,493
13,000	Oil States International, Inc.*	242,970
90,320	Penn Virginia Corp.	2,346,513
33,018	PetroQuest Energy, Inc.*	223,202
17,600	Piedmont Natural Gas Company, Inc.	557,392
23,500	Rosetta Resources, Inc.*	166,380
16,800	SEACOR Holdings, Inc.*	1,119,720
6,600	Southwest Gas Corp.	166,452
25,930	Superior Energy Services, Inc.*	413,065
118,800	VAALCO Energy, Inc.*	883,872
2,700	Westmoreland Coal Company*	29,970
42,822	Whiting Petroleum Corp.*	1,432,824
6,800	World Fuel Services Corp.	251,600

		17,678,328

	Paper and Forest Products — 0.5%
40,900	Buckeye Technologies, Inc.*	148,876
2,428	Clearwater Paper Corp.*	20,371
37,801	Deltic Timber Corp.	1,729,396
3,600	KapStone Paper and Packaging Corp.*	8,568
8,100	Potlatch Corp.	210,681

		2,117,892

	Pharmaceuticals/Research and Development — 5.6%
82,333	Acorda Therapeutics, Inc.*	1,688,650
41,400	Albany Molecular Research, Inc.*	403,236
66,843	Alexion Pharmaceuticals, Inc.*	2,419,048
4,100	Alkermes, Inc.*	43,665
3,800	Alnylam Pharmaceuticals, Inc.*(8)	93,974
77,234	BioMarin Pharmaceutical, Inc.*(8)	1,374,765
80,900	Charles River Laboratories International, Inc.*	2,119,580
12,000	Columbia Laboratories, Inc.*	15,240
16,400	Cubist Pharmaceuticals, Inc.*	396,224
6,000	CV Therapeutics, Inc.*	55,260
17,200	Dendreon Corp.*	78,776
73,400	DepoMed, Inc.*	121,110
102,400	Enzon Pharmaceuticals, Inc.*(8)	596,992
3,200	Exponent, Inc.*	96,256
2,040	Facet Biotech Corp.*	19,564
84,497	Genomic Health, Inc.*(8)	1,646,002
36,200	Human Genome Sciences, Inc.*	76,744
2,900	Idera Pharmaceuticals, Inc.*	22,272
26,600	Incyte Corp.*	100,814
18,100	Indevus Pharmaceuticals, Inc.*	56,834
6,200	Isis Pharmaceuticals, Inc.*	87,916
12,300	Martek Biosciences Corp.(8)	372,813
5,200	Matrixx Initiatives, Inc.*	85,748
5,400	Medarex, Inc.*	30,132
1,400	Medicines Company (The)*	20,622
26,300	Medicis Pharmaceuticals Corp. — Class A	365,570
1,600	Medivation, Inc.*	23,312
14,159	Myriad Genetics, Inc.*(8)	938,175
66,100	Nektar Therapeutics*	367,516
38,400	Noven Pharmaceuticals, Inc.*	422,400
45,900	NPS Pharmaceuticals, Inc.*	285,039
31,438	Onyx Pharmaceuticals, Inc.*	1,073,922
58,102	OSI Pharmaceuticals, Inc.*	2,268,883
2,600	Pain Therapeutics, Inc.*	15,392
1,900	Par Pharmaceutical Companies, Inc.*	25,479
10,200	PDL BioPharma, Inc.	63,036

See notes to financial statements.

SMALL CORE PORTFOLIO
(FORMERLY, SPECIAL EQUITY PORTFOLIO)
PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2008

Shares		Value

	Common Stocks (continued)
	Pharmaceuticals/Research and Development (continued)

26,200	PharMerica Corp.*	$410,554
21,700	Regeneron Pharmaceuticals, Inc.*	398,412
33,900	Salix Pharmaceuticals, Ltd.*	299,337
4,000	Sequenom, Inc.*	79,360
6,900	Synta Pharmaceuticals Corp.*(8)	42,228
27,462	United Therapeutics Corp.*	1,717,748
2,000	USANA Health Services, Inc.*	68,480
44,600	Valeant Pharmaceuticals International*(8)	1,021,340

		21,908,420

	Printing and Publishing — 0.6%
189,453	Bowne & Company, Inc.	1,113,983
9,900	Dolan Media Company*	65,241
22,500	Lee Enterprises, Inc.(8)	9,225
10,300	Scholastic Corp.	139,874
133,790	Valassis Communications, Inc.*	176,603
48,454	VistaPrint, Ltd. (Bermuda)*(8)	901,729

		2,406,655

	Real Estate Investment Trusts — 4.3%
92,907	Acadia Realty Trust	1,325,783
6,600	Agree Realty Corp.	119,658
54,341	American Campus Communities, Inc.	1,112,904
6,400	American Capital Agency Corp.(8)	136,704
21,100	Anworth Mortgage Asset Corp.	135,673
25,700	Associated Estates Realty Corp.	234,641
3,600	Brandywine Realty Trust	27,756
8,900	CapLease, Inc.	15,397
9,800	Care Investment Trust, Inc.	76,342
4,200	Cogdell Spencer, Inc.	39,312
2,600	Cousins Properties, Inc.	36,010
24,800	DuPont Fabros Technology, Inc.	51,336
40,200	Education Realty Trust, Inc.	209,844
35,500	Extra Space Storage, Inc.	366,360
2,200	Hatteras Financial Corp.	58,520
24,000	Healthcare Realty Trust, Inc.	563,520
32,700	Highwoods Properties, Inc.	894,672
106,400	Inland Real Estate Corp.(8)	1,381,072
64,300	Investors Real Estate Trust	688,653
5,900	Kite Realty Group Trust	32,804
19,900	Lexington Realty Trust	99,500
40,100	LTC Properties, Inc.	813,228
1,900	Mid-America Apartment Communities, Inc.	70,604
21,000	Mission West Properties, Inc.	160,650
9,300	Monmouth Real Estate Investment Corp. — Class A	65,100
20,900	National Health Investors, Inc.	573,287
1,400	Nationwide Health Properties, Inc.	40,208
87,500	OMEGA Healthcare Investors, Inc.	1,397,375
4,200	One Liberty Properties, Inc.	36,960
30,304	PS Business Parks, Inc.	1,353,377
103,246	Realty Income Corp.(8)	2,390,144
5,400	Saul Centers, Inc.	213,300
46,500	Senior Housing Properties Trust	833,280
8,700	Urstadt Biddle Properties — Class A	138,591
243,140	U-Store-It Trust	1,081,973

		16,774,538

	Registered Investment Companies — 0.6%
220,475	Ares Capital Corp.	1,395,606
8,700	Harris & Harris Group, Inc.*	34,365
15,010	iShares Russell 2000 Growth Index Fund	763,409

		2,193,380

	Retail — 2.9%
23,300	99 Cents Only Stores*	254,669
25,741	Barnes & Noble, Inc.	386,115
100,230	Big Lots, Inc.*(8)	1,452,333
16,963	BJ’s Wholesale Club, Inc.*	581,152
85,900	Blockbuster, Inc. — Class A*	108,234
13,700	Build-A-Bear-Workshop, Inc.*	66,582
83,825	Casey’s General Stores, Inc.	1,908,695
5,000	Dillard’s, Inc. — Class A	19,850
68,026	EZCORP, Inc. — Class A*	1,034,675
85,970	FGX International Holdings, Ltd. (British Virgin Islands)*	1,181,228
14,600	Fuqi International, Inc. (China)*	91,396
141,714	Hibbett Sports, Inc.*(8)	2,226,328
27,900	Jo-Ann Stores, Inc.*	432,171
42,230	Lumber Liquidators, Inc.*	445,949
1,700	Overstock.com, Inc.*	18,326
38,148	PetMed Express, Inc.*	672,549
15,900	Sally Beauty Holdings, Inc.*	90,471
21,700	Systemax, Inc.	233,709
3,500	Tractor Supply Company*	126,490
6,800	Ulta Salon, Cosmetics & Fragrance, Inc.*	56,304

See notes to financial statements.

SMALL CORE PORTFOLIO
(FORMERLY, SPECIAL EQUITY PORTFOLIO)
PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2008

Shares		Value

	Common Stocks (continued)
	Retail (continued)

26,300	Zale Corp.*	$87,579

		11,474,805

	Retail: Restaurants — 1.6%
26,900	AFC Enterprises, Inc.*	126,161
69,355	BJ’s Restaurants, Inc.*(8)	746,953
8,700	Bob Evans Farms, Inc.	177,741
58,288	CEC Entertainment, Inc.*	1,413,484
8,960	Chipotle Mexican Grill, Inc. — Class A*	555,341
27,900	Cracker Barrel Old Country Store, Inc.	574,461
58,200	Denny’s Corp.*	115,818
66,400	Krispy Kreme Doughnuts, Inc.*	111,552
13,298	Panera Bread Company — Class A*(8)	694,688
143,526	Sonic Corp.*	1,746,711

		6,262,910

	Rubber Products — 0.0%
4,400	Myers Industries, Inc.	35,200

	Scientific and Technical Instruments — 0.2%
16,067	Badger Meter, Inc.	466,264
11,600	Varian, Inc.*	388,716

		854,980

	Security Service and Devices — 0.0%
6,300	Cogent, Inc.*	85,491

	Semiconductors — 2.0%
88,800	Amkor Technology, Inc.*	193,584
40,250	Cavium Networks, Inc.*(8)	423,028
73,600	Cirrus Logic, Inc.*	197,248
65,300	Conexant Systems, Inc.*	44,731
77,400	Emulex Corp.*	540,252
84,100	Entegris, Inc.*	184,179
72,100	Integrated Device Technology, Inc.*	404,481
49,700	Integrated Silicon Solution, Inc.*	81,011
72,200	Lattice Semiconductor Corp.*	109,022
92,026	Microsemi Corp.*(8)	1,163,208
21,210	Netlogic Microsystems, Inc.*	466,832
85,300	PMC-Sierra, Inc.*	414,558
47,100	QLogic Corp.*	633,024
20,700	Semtech Corp.*	233,289
117,200	Silicon Image, Inc.*	492,240
191,041	Skyworks Solutions, Inc.*	1,058,367
67,600	Teradyne, Inc.*	285,272
53,314	Tessera Technologies, Inc.*	633,370
37,600	TriQuint Semiconductor, Inc.*	129,344

		7,687,040

	Sporting Goods and Equipment — 0.1%
49,600	Callaway Golf Company	460,784
21,000	Nautilus Group, Inc. (The)*	46,410

		507,194

	Telecommunications Equipment and Services — 2.7%
48,200	ADTRAN, Inc.	717,216
2,200	Anaren, Inc.*	26,290
16,373	Anixter International, Inc.*	493,155
16,200	Arris Group, Inc.*	128,790
255,600	Cincinnati Bell, Inc.*	493,308
16,000	ICO Global Communications (Holdings), Ltd.*	18,080
69,200	IDT Corp. — Class B*	27,680
23,500	InterDigital, Inc.*	646,250
32,700	Iowa Telecommunications Services, Inc.	466,956
25,700	JDS Uniphase Corp.*	93,805
56,900	Neutral Tandem, Inc.*	922,918
35,083	NTELOS Holdings Corp.	865,147
19,800	Plantronics, Inc.	261,360
44,653	Polycom, Inc.*	603,262
127,050	Premiere Global Services, Inc.*	1,093,901
8,500	RCN Corp.*	50,150
10,700	Shenandoah Telecommunications Company	300,135
6,300	Starent Networks Corp.*(8)	75,159
126,490	Syniverse Holdings, Inc.*	1,510,290
33,000	Tekelec*	440,220
94,200	USA Mobility, Inc.*	1,089,894
94,900	UTStarcom, Inc.*	175,565

		10,499,531

	Toys — 0.0%
4,600	Marvel Entertainment, Inc.*	141,450

	Transportation — 1.8%
12,000	American Commercial Lines, Inc.*	58,800
79,600	GATX Corp.	2,465,211
46,762	Genesee & Wyoming, Inc. — Class A*	1,426,241
10,700	Knightsbridge Tankers, Ltd. (Bermuda)	156,755
3,400	Marten Transport, Ltd.*	64,464
28,975	Old Dominion Freight Line, Inc.*	824,629

See notes to financial statements.

SMALL CORE PORTFOLIO
(FORMERLY, SPECIAL EQUITY PORTFOLIO)
PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2008

Shares		Value

	Common Stocks (continued)
	Transportation (continued)

7,000	Overseas Shipholding Group, Inc.	$294,770
23,100	Pacer International, Inc.	240,933
158,569	Vitran Corp., Inc. — Class A (Canada)*	983,128
35,700	Werner Enterprises, Inc.	619,038

		7,133,969

	Utilities — 3.5%
59,861	Atmos Energy Corp.	1,418,706
32,500	Black Hills Corp.	876,200
10,400	El Paso Electric Company*	188,136
1,400	IDACORP, Inc.	41,230
19,595	ITC Holdings Corp.	855,910
31,026	New Jersey Resources Corp.	1,220,873
22,400	NorthWestern Corp.	525,728
8,300	Pike Electric Corp.*	102,090
60,300	Portland General Electric Company	1,174,041
900	UIL Holdings Corp.	27,027
119,200	Unisource Energy Corp.	3,499,712
102,797	Westar Energy, Inc.	2,108,366
50,639	WGL Holdings, Inc.	1,655,389

		13,693,408

	Total Common Stocks
	(Cost $519,651,678)	385,467,779

	Warrants—0.0%
640	Lantronix, Inc.*(14) (Cost $0)	—

	Rights—0.0%
	Registered Investment Companies
2	MCG Capital Corp.* (Cost $0)	1

Principal

	Short Term US Treasury Securities — 0.1%
	US Treasury Bills
$555,000	0.03%, 03/19/09(5) (Cost $554,964)	554,964

	Securities Lending Collateral — 7.6%
29,536,670	Securities Lending Collateral Investment (Note 4) (Cost $29,536,670)	29,536,670

	Total Securities (Cost $549,743,312)	415,559,414

	Repurchase Agreements — 0.7%
2,630,335	With State Street Bank and Trust, dated 12/31/08, 0.01%, due 01/02/09, repurchase proceeds at maturity $2,630,337 (Collateralized by various US Treasury Bills, 0.01% — 0.05%, due 01/02/09-05/14/09, with a total value of $2,686,470) (Cost $2,630,335)	2,630,335

	Total Investments — 107.3% (Cost $552,373,647)	418,189,749
	Liabilities less other assets — (7.3)%	(28,527,286)

	Net Assets — 100.0%	$389,662,463

The aggregate cost of securities for federal income tax purposes at December 31, 2008 is $578,159,236.

The following amount is based on cost for federal income tax purposes:

Gross/Net unrealized depreciation (includes gross unrealized appreciation of $0)	$(159,969,487)

See summary of footnotes and abbreviations to portfolios.

See notes to financial statements.

SMALL GROWTH PORTFOLIO
(FORMERLY, SMALL-CAP GROWTH PORTFOLIO)
PORTFOLIO OF INVESTMENTS

December 31, 2008

Shares		Value

	Common Stocks — 98.8%
	Aerospace and Defense — 2.0%
15,183	Aerovironment, Inc.*(8)	$558,886
28,651	Curtiss — Wright Corp.	956,658
17,696	Esterline Technologies Corp.*	670,501
20,100	Teledyne Technologies, Inc.*	895,455

		3,081,500

	Airlines — 0.8%
284,400	AirTran Holdings, Inc.*	1,262,736

	Apparel: Manufacturing and Retail — 5.8%
58,450	Aeropostale, Inc.*	941,045
45,851	Brown Shoe Company, Inc.	388,358
43,100	Buckle, Inc. (The)	940,442
40,100	Children’s Place Retail Stores, Inc. (The)*	869,368
85,100	Dress Barn, Inc. (The)*	913,974
123,900	Foot Locker, Inc.	909,426
43,500	Gymboree Corp. (The)*	1,134,915
20,200	Jos A Bank Clothiers, Inc.*(8)	528,230
78,800	Maidenform Brands, Inc.*	799,820
54,400	Shoe Carnival, Inc.*	519,520
39,878	Wolverine World Wide, Inc.	839,033

		8,784,131

	Automobile: Retail — 0.3%
32,712	America’s Car-Mart, Inc.*	451,753

	Automobiles/Motor Vehicles, Automotive Equipment and Repairs — 0.7%
144,702	Amerigon, Inc.*	471,729
45,700	ATC Technology Corp.*	668,591

		1,140,320

	Banks and Financial Services — 5.1%
57,008	City Bank(8)	296,442
65,400	Encore Capital Group, Inc.*	470,880
7,000	First Citizens Bancshares, Inc. — Class A	1,069,600
53,374	Greene Bancshares, Inc.(8)	722,684
99,300	Heckman Corp.*(8)	561,045
45,991	Pacific Capital Bancorp	776,328
13,749	Pinnacle Financial Partners, Inc.*	409,858
22,200	Provident Financial Services, Inc.	339,660
26,000	Stifel Financial Corp.*	1,192,099
62,547	Texas Capital Bancshares, Inc.*	835,628
45,497	United Community Banks, Inc. — Georgia(8)	617,844
27,927	Whitney Holding Corp.	446,553

		7,738,621

	Business Services and Supplies — 4.0%
157,213	CBIZ, Inc.*	1,359,892
27,000	CRA International, Inc.*	727,110
27,100	FTI Consulting, Inc.*(8)	1,210,828
234,700	Hackett Group, Inc.*	685,324
20,100	Huron Consulting Group, Inc.*	1,151,127
77,857	Kforce, Inc.*	597,942
37,098	TrueBlue, Inc.*	355,028

		6,087,251

	Chemicals — 1.2%
69,805	ICO, Inc.*	220,584
67,800	Landec Corp.*	446,124
49,400	Sensient Technologies Corp.	1,179,672

		1,846,380

	Commercial Services — 0.6%
30,419	Team, Inc.*	842,606

	Computer Equipment, Software and Services — 10.2%
20,991	ACI Worldwide, Inc.*	333,757
39,800	ANSYS, Inc.*	1,110,022
103,924	Aspen Technology, Inc.*	771,116
51,500	Avocent Corp.*	922,365
100,049	Bluephoenix Solutions, Ltd. (Israel)*	186,091
26,100	CACI International, Inc. — Class A*	1,176,849
63,179	Compellent Technologies, Inc.*	614,732
35,700	Ebix, Inc.*	853,230
94,530	EPIQ Systems, Inc.*(8)	1,579,597
68,098	FalconStor Software, Inc.*	189,312
57,681	Integral Systems, Inc.*	695,056
19,000	ManTech International Corp. — Class A*	1,029,610
116,891	NetScout Systems, Inc.*	1,007,600
108,554	Radiant Systems, Inc.*	365,827
173,500	Soapstone Networks, Inc.*	447,630
49,900	Solera Holdings, Inc.*	1,202,590
40,870	Sybase, Inc.*	1,012,350
38,200	Synaptics, Inc.*	632,592
52,600	Ultimate Software Group, Inc. (The)*	767,960
139,830	Web.com Group, Inc.*	511,778

		15,410,064

	Construction Services and Supplies — 1.9%
76,100	Beacon Roofing Supply, Inc.*(8)	1,056,268
79,891	Furmanite Corp.*	430,612
44,474	Integrated Electrical Services, Inc.*	389,592

See notes to financial statements.

SMALL GROWTH PORTFOLIO
(FORMERLY, SMALL-CAP GROWTH PORTFOLIO)
PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2008

Shares		Value

	Common Stocks (continued)
	Construction Services and Supplies (continued)

38,400	Simpson Manufacturing Company, Inc.(8)	$1,065,985

		2,942,457

	Consumer Goods and Services — 1.5%
10,733	Chattem, Inc.*(8)	767,731
33,300	Helen of Troy, Ltd. (Bermuda)*	578,088
87,700	Jarden Corp.*	1,008,550

		2,354,369

	Containers and Packaging — 0.3%
9,400	Silgan Holdings, Inc.	449,414

	Distribution — 0.6%
52,300	Pool Corp.(8)	939,831

	Education — 1.4%
10,800	Capella Education Company*	634,608
62,300	Career Education Corp.*	1,117,662
139,300	ChinaCast Education Corp.*	356,608

		2,108,878

	Electrical Equipment — 1.7%
711,875	Capstone Turbine Corp.*(8)	597,975
101,300	Cogent, Inc.*(8)	1,374,641
23,200	Greatbatch, Inc.*	613,872

		2,586,488

	Electronics — 1.3%
23,600	Diebold, Inc.	662,924
58,000	EnerSys*	638,000
26,937	NVE Corp.*(8)	703,864

		2,004,788

	Engineering — 1.7%
36,658	EMCOR Group, Inc.*	822,239
27,674	Stanley, Inc.*	1,002,352
18,500	VSE Corp.	725,755

		2,550,346

	Entertainment, Leisure and Recreation — 0.3%
16,800	Netflix, Inc.*(8)	502,152

	Environmental Waste Management and Recycling Services — 0.4%
10,800	Clean Harbors, Inc.*	685,152

	Equipment Rental and Leasing — 0.9%
49,000	Aaron Rents, Inc.	1,304,380

	Food and Beverage — 1.5%
7,230	Central European Distribution Corp.*	142,431
86,074	Chiquita Brands International, Inc.*(8)	1,272,174
33,700	Flowers Foods, Inc.	820,932

		2,235,537

	Insurance — 1.4%
29,361	FBL Financial Group, Inc. — Class A	453,627
9,600	Infinity Property & Casualty Corp.	448,608
40,100	IPC Holdings, Ltd. (Bermuda)	1,198,990

		2,101,225

	Internet Services — 5.4%
170,100	Art Technology Group, Inc.*	328,293
105,249	CyberSource Corp.*	1,261,936
155,824	eResearchTechnology, Inc.*	1,033,113
39,800	F5 Networks, Inc.*	909,828
151,500	GigaMedia, Ltd. (Singapore)*(8)	852,945
43,822	Shanda Interactive Entertainment, Ltd. (ADR) (Cayman Islands)*(8)	1,418,080
158,900	TeleCommunications Systems, Inc. — Class A*	1,364,951
70,300	Websense, Inc.*	1,052,391

		8,221,537

	Machinery — 0.8%
45,304	Chart Industries, Inc.*	481,582
103,900	Flow International Corp.*	251,438
52,153	PMFG, Inc.*	498,582

		1,231,602

	Manufacturing — 2.3%
18,600	AptarGroup, Inc.	655,464
33,500	EnPro Industries, Inc.*	721,590
126,100	GrafTech International, Ltd.*	1,049,152
30,980	II-VI, Inc.*	591,408
22,456	Woodward Governor Company	516,937

		3,534,551

	Medical Equipment, Supplies, and Services — 11.8%
108,944	American Medical Systems Holdings, Inc.*	979,407
222,354	Bruker BioSciences Corp.*	898,310
109,512	Celera Corp.*	1,218,869
44,555	Cross Country Healthcare, Inc.*	391,638
94,548	CryoLife, Inc.*	918,061
19,800	Emergency Medical Services Corp. — Class A*	724,878

See notes to financial statements.

SMALL GROWTH PORTFOLIO
(FORMERLY, SMALL-CAP GROWTH PORTFOLIO)
PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2008

Shares		Value

	Common Stocks (continued)
	Medical Equipment, Supplies, and Services (continued)

42,800	Ensign Group, Inc.	$716,472
47,500	ICON PLC (ADR) (Ireland)*	935,275
49,600	Immucor, Inc.*	1,318,368
86,600	inVentiv Health, Inc.*	999,364
71,631	IRIS International, Inc.*	998,536
6,428	LHC Group, Inc.*	231,408
43,000	Merit Medical Systems, Inc.*	770,990
32,800	Neogen Corp.*	819,344
39,774	Psychiatric Solutions, Inc.*(8)	1,107,706
34,306	RehabCare Group, Inc.*	520,079
36,500	STERIS Corp.	871,985
17,831	SurModics, Inc.*(8)	450,589
73,391	Synovis Life Technologies, Inc.*	1,375,348
54,764	US Physical Therapy, Inc.*	730,004
56,400	VNUS Medical Technologies*	914,808

		17,891,439

	Metals and Mining — 1.5%
55,900	AK Steel Holding Corp.	520,988
5,454	Kaiser Aluminum Corp.	122,824
25,600	Olympic Steel, Inc.	521,472
30,800	Schnitzer Steel Industries, Inc. — Class A	1,159,620

		2,324,904

	Oil, Coal and Gas — 6.0%
39,863	Arena Resources, Inc.*	1,119,751
47,061	Bill Barrett Corp.*	994,399
211,132	Cano Petroleum, Inc.*	92,898
14,000	Core Laboratories NV (the Netherlands)	838,040
107,000	EXCO Resources, Inc.*	969,420
36,700	Gulf Island Fabrication, Inc.	528,847
117,953	Hercules Offshore, Inc.*	560,277
30,747	Hornbeck Offshore Services, Inc.*	502,406
49,208	Natural Gas Services Group*	498,477
206,791	North American Energy Partners, Inc. (Canada)*	690,682
39,600	Oil States International, Inc.*	740,124
65,800	Parker Drilling Company*	190,820
21,000	Penn Virginia Corp.	545,580
79,700	PetroQuest Energy, Inc.*	538,772
42,157	T-3 Energy Services, Inc.*	397,962

		9,208,455

	Paper and Forest Products — 0.5%
24,500	Rock-Tenn Company — Class A	837,410

	Pharmaceuticals/Research and Development — 5.0%
63,999	Albany Molecular Research, Inc.*	623,350
34,800	Alexion Pharmaceuticals, Inc.*	1,259,412
50,400	Alnylam Pharmaceuticals, Inc.*(8)	1,246,392
31,200	Cubist Pharmaceuticals, Inc.*	753,792
25,564	Exponent, Inc.*	768,965
34,900	Medicines Company (The)*	514,077
18,400	Myriad Genetics, Inc.*(8)	1,219,184
82,537	Oculus Innovative Sciences, Inc.*(8)	117,203
32,200	Questcor Pharmaceuticals, Inc.*	299,782
168,949	VIVUS, Inc.*	898,809

		7,700,966

	Real Estate Investment Trusts — 0.5%
31,800	BioMed Realty Trust, Inc.	372,696
15,400	Entertainment Properties Trust	458,920

		831,616

	Retail — 1.9%
60,000	First Cash Financial Services, Inc.*	1,143,600
36,700	Pantry, Inc. (The)*	787,215
53,500	PetMed Express, Inc.*	943,205

		2,874,020

	Retail: Restaurants — 1.9%
30,200	Bob Evans Farms, Inc.	616,986
38,525	Buffalo Wild Wings, Inc.*(8)	988,166
45,700	PF Chang’s China Bistro, Inc.*	956,958
18,100	Red Robin Gourmet Burgers, Inc.*	304,623

		2,866,733

	Semiconductors — 3.2%
125,320	Advanced Analogic Technologies, Inc.*	378,466
279,300	ANADIGICS, Inc.*	413,364
38,000	Monolithic Power Systems, Inc.*	479,180
210,400	O2Micro International, Ltd. (ADR) (Cayman Islands)*	412,384
185,700	PMC-Sierra, Inc.*	902,502
84,400	Semtech Corp.*	951,188
158,800	Silicon Motion Technology Corp. (ADR) (Cayman Islands)*(8)	363,652
51,700	Techwell, Inc.*	336,050
88,185	Zoran Corp.*	602,304

		4,839,090

See notes to financial statements.

SMALL GROWTH PORTFOLIO
(FORMERLY, SMALL-CAP GROWTH PORTFOLIO)
PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2008

Shares		Value

	Common Stocks (continued)
	Semiconductors (continued)
	Telecommunications Equipment and Services — 7.1%
50,400	ADTRAN, Inc.	$749,952
25,020	Comtech Telecommunications Corp.*	1,146,416
30,062	EMS Technologies, Inc.*	777,704
19,278	General Cable Corp.*(8)	341,028
62,115	GeoEye, Inc.*(8)	1,194,471
116,100	Globecomm Systems, Inc.*	637,389
52,763	NICE — Systems, Ltd. (ADR) (Israel)*	1,185,585
72,200	Oplink Communications, Inc.*	620,920
107,800	SeaChange International, Inc.*	777,238
95,647	Starent Networks Corp.*(8)	1,141,069
96,500	Syniverse Holdings, Inc.*	1,152,210
76,700	Tekelec*	1,023,178

		10,747,160

	Toys — 0.5%
38,100	JAKKS Pacific, Inc.*	786,003

	Transportation — 4.3%
23,900	Arkansas Best Corp.(8)	719,629
114,363	Celadon Group, Inc.*	975,516
17,300	DryShips, Inc. (Marshall Islands)(8)	184,418
74,053	Excel Maritime Carriers, Ltd. (Liberia)(8)	521,333
18,600	Genco Shipping & Trading, Ltd. (Marshall Islands)(8)	275,280
61,500	Heartland Express, Inc.(8)	969,240
28,366	Hub Group, Inc. — Class A*	752,550
35,800	Kansas City Southern*	681,990
27,500	Marten Transport, Ltd.*	521,400
31,400	Old Dominion Freight Line, Inc.*	893,644

		6,495,000

	Utilities — 0.5%
40,700	Avista Corp.	788,766

	Total Common Stocks (Cost $200,448,438)	150,589,631

Principal		Value

	Securities Lending Collateral—11.2%
$17,132,330	Securities Lending Collateral Investment (Note 4) (Cost $17,132,330)	$17,132,330

	Total Investments — 110.0% (Cost $217,580,768)	167,721,961
	Liabilities less other assets — (10.0)%	(15,209,102)

	Net Assets — 100.0%	$152,512,859

The aggregate cost of securities for federal income tax purposes at December 31, 2008 is $221,835,085.

The following amounts are based on cost for federal income tax purposes:

Gross unrealized appreciation	$1,680,789
Gross unrealized depreciation	(55,793,913)

Net unrealized depreciation	$(54,113,124)

See summary of footnotes and abbreviations to portfolios.

See notes to financial statements.

INTERNATIONAL EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS

December 31, 2008

Shares		Value	Country

	Common Stocks — 100.0%
	Aerospace and Defense — 0.4%
77,952	MTU Aero Engines Holding AG	$2,156,323	GER
210,174	Saab AB-Class B	1,967,111	SWE

		4,123,434

	Agriculture — 0.7%
4,889,144	Chaoda Modern Agriculture (Holdings), Ltd.	3,141,814	CAY
64,000	Potash Corp. of Saskatchewan, Inc.	4,686,080	CDA

		7,827,894

	Airlines — 2.0%
2,009,000	Air New Zealand, Ltd.	1,128,815	NZE
2,425,266	easyJet PLC*	9,970,171	BRI
3,537,400	Qantas Airways, Ltd.	6,516,977	AUS
612,671	Singapore Airlines, Ltd.	4,818,624	SIN

		22,434,587

	Apparel: Manufacturing and Retail — 0.9%
364,500	Benetton Group SpA	3,163,086	ITA
53,230	Hennes & Mauitz AB- Class B	2,117,229	SWE
65,655	Industria de Diseno Textil SA	2,923,676	SPA
104,480	Next PLC	1,641,809	BRI
26,000	Onward Holdings Company, Ltd.	207,238	JPN

		10,053,038

	Automobiles/Motor Vehicles, Automotive Equipment and Repairs — 4.9%
329,200	Alpine Electronics, Inc.	2,642,585	JPN
1,119,000	Calsonic Kansei Corp.	1,598,745	JPN
244,600	Daimler AG	9,319,724	GER
1,521,000	Fuji Heavy Industries, Ltd.	4,179,898	JPN
10,200	Georg Fischer AG	2,354,136	SWI
1,726,700	GKN PLC	2,404,144	BRI
351,600	Honda Motor Company, Ltd.	7,488,619	JPN
77,600	Magna International, Inc. — Class A	2,310,085	CDA
1,664,300	Nissan Motor Company, Ltd.	5,987,538	JPN
105,400	PSA Peugeot Citroen SA	1,801,991	FRA
258,600	Toyota Auto Body Company, Ltd.	3,789,313	JPN
249,400	Toyota Motor Corp.	8,244,747	JPN
104,788	Valeo SA	1,561,025	FRA

		53,682,550

	Banks and Financial Services — 19.0%
772,498	3i Group PLC	3,025,162	BRI
2,240	ACOM Company, Ltd.	94,672	JPN
424,800	Allied Irish Banks PLC	1,016,134	IRE
239,500	Alpha Bank AE	2,240,672	GRC
2,594,000	Aozora Bank, Ltd.	2,437,054	JPN
279,900	Banco Bilbao Vizcaya Argentaria SA	3,468,071	SPA
721,700	Banco Espirito Santo SA	6,721,767	POR
1,553,900	Banco Santander Central Hispano SA	15,011,774	SPA
178,533	Banco Santander SA	1,618,478	SPA
252,300	Bank of Montreal	6,386,695	CDA
2,469,900	Barclays PLC	5,613,801	BRI
185,900	BNP Paribas SA	8,024,287	FRA
244,800	Canadian Imperial Bank of Commerce	10,131,092	CDA
1,218,000	Chiba Bank, Ltd. (The)	7,617,184	JPN
1,236,500	China Merchants Bank Company, Ltd. — Class H	2,313,582	CHN
171,900	Commerzbank AG	1,633,243	GER
440,100	Credit Agricole SA	4,943,266	FRA
130,100	Credit Suisse Group	3,645,997	SWI
288,500	Danske Bank A/S	2,906,348	DEN
84,100	Deutsche Bank AG	3,325,841	GER
190,500	Dexia	863,694	BEL
956,400	DNB NOR ASA	3,794,653	NOR
1,467,106	HBOS PLC	1,518,708	BRI
398,100	Hitachi Capital Corp.	4,980,343	JPN
2,311,000	Industrial and Commercial Bank of China, Ltd.	2,488,306	HNG
1,082,900	Intesa Sanpaolo	3,933,843	ITA
319,800	Irish Life & Permanent PLC	700,408	IRE
166,039	Julius Baer Holding AG	6,435,226	SWI
202,900	Laurentian Bank of Canada	5,670,352	CDA

See notes to financial statements.

INTERNATIONAL EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2008

Shares		Value	Country

	Common Stocks (continued)
	Banks and Financial Services (continued)

1,895,100	Lloyds TSB Group PLC	$3,586,891	BRI
129,000	Macquarie Group, Ltd.	2,618,102	AUS
2,050	Mizuho Financial Group, Inc.(20)	5,827,744	JPN
147,907	Muenchener Rueckversicherungs-Gesellschaft AG	22,962,258	GER
246,000	National Australia Bank, Ltd.	3,616,610	AUS
230,600	National Bank of Canada	5,846,723	CDA
382,200	Nomura Holdings, Inc.	3,182,321	JPN
435,900	Nordea Bank AB	3,106,959	SWE
56,200	SFCG Company, Ltd.	2,479,232	JPN
515,700	SNS Reaal	2,834,500	NET
84,200	Societe Generale	4,271,719	FRA
567,682	Standard Chartered PLC	7,264,076	BRI
185,000	Sumitomo Trust and Banking Company, Ltd. (The)	1,093,581	JPN
119,100	Sun Life Financial, Inc.	2,743,786	CDA
579,293	Suncorp-Metway, Ltd.	3,414,535	AUS
228,878	Svenska Handelsbanken AB — Class A	3,784,781	SWE
182,300	Swedbank AB — Class A	1,076,791	SWE
546,860	UBS AG*	7,956,461	SWI

		210,227,723

	Broadcast Services/Media — 1.8%
140,500	Rogers Communications, Inc. — Class B	4,164,354	CDA
466,259	Vivendi Universal SA	15,197,277	FRA

		19,361,631

	Business Services and Supplies — 1.7%
897,203	Capita Group PLC	9,624,236	BRI
1,396,000	Marubeni Corp.	5,344,668	JPN
1,275,222	Michael Page International PLC	4,007,369	BRI

		18,976,273

	Chemicals — 1.3%
321,000	ADEKA Corp.	2,366,936	JPN
6,140	Arkema	105,813	FRA
82,000	Kaneka Corp.	523,793	JPN
264,800	Methanex Corp.	2,938,647	CDA
601,000	Nippon Shokubai Company, Ltd.	4,631,316	JPN
171,800	Nova Chemicals Corp.	814,119	CDA
708,500	Sumitomo Bakelite Company, Ltd.	2,859,846	JPN

		14,240,470

	Computer Equipment, Software and Services — 0.7%
560,712	Autonomy Corp. PLC*	7,802,376	BRI

	Construction Services and Supplies — 1.5%
8,800	Cementos Portland Valderrivas SA	304,256	SPA
3,358,000	China Communications Construction Company, Ltd. — Class H	4,195,724	CHN
15,600	Ciments Francais SA	1,319,555	FRA
84,600	Compagnie Generale de Geophysique Veritas (CGG — Veritas)	3,997,374	FRA
43,500	Lafarge SA	2,660,526	FRA
91,000	Maeda Road Construction Company, Ltd.	911,320	JPN
910,000	Sanwa Shutter Corp.	3,500,083	JPN

		16,888,838

	Consumer Goods and Services — 2.2%
244,576	British American Tobacco PLC	6,380,210	BRI
302,100	Electrolux AB — Series B	2,643,396	SWE
120,534	Reckitt Benckiser Group PLC	4,516,517	BRI
289,755	Swedish Match AB	4,183,147	SWE
80,400	Unicharm Corp.	6,048,629	JPN

		23,771,899

	Containers and Packaging — 0.1%
153,784	Amcor, Ltd.	624,949	AUS

	Diversified Operations and Services — 1.9%
257,200	BASF AG	9,993,172	GER
318,000	Mitsubishi Corp.	4,504,171	JPN
697,500	Sumitomo Corp.	6,186,324	JPN

		20,683,667

See notes to financial statements.

INTERNATIONAL EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2008

Shares		Value	Country

	Common Stocks (continued)

	Electronics — 1.0%
210,886	ABB, Ltd.	$3,216,042	SWI
387,500	Omron Corp.	5,206,394	JPN
810,100	Toshiba Tec Corp.	2,442,188	JPN

		10,864,624

	Energy Services — 0.6%
59,000	LDK Solar Company, Ltd. (ADR)*	774,080	CHN
91,083	Vestas Wind Systems A/S*	5,359,942	DEN

		6,134,022

	Engineering — 0.1%
494,000	Downer EDI, Ltd.	1,325,570	AUS

	Food and Beverage — 2.2%
1,772	Barry Callebaut AG	1,160,076	SWI
508,600	Cadbury PLC	4,494,211	BRI
64,100	East Asiatic Company, Ltd.	2,182,635	DEN
489,600	Foster’s Group, Ltd.	1,883,041	AUS
280,500	Greene King PLC	1,612,338	BRI
184,958	Nestle SA	7,323,993	SWI
1,537,300	Northern Foods PLC	1,268,639	BRI
799,400	Tate & Lyle PLC	4,657,851	BRI

		24,582,784

	Insurance — 6.1%
58,555	Allianz SE	6,230,300	GER
697,500	Amlin PLC	3,625,536	BRI
730,700	Aviva PLC	4,140,499	BRI
19,500	Fairfax Financial Holdings, Ltd.	6,160,389	CDA
1,939,300	Friends Provident PLC	2,478,863	BRI
564,500	ING Groep NV	6,212,856	NET
1,003,300	Milano Assicurazioni SpA	3,150,940	ITA
4,176,300	Old Mutual PLC	3,356,670	BRI
2,049,500	Royal & Sun Alliance Insurance Group PLC	4,084,071	BRI
311,100	SCOR SE	7,187,489	FRA
94,700	Swiss Re	4,637,043	SWI
71,400	Zurich Financial Services AG	15,599,542	SWI

		66,864,198

	Internet Services — 0.9%
91,300	Ctrip.com International, Ltd. (ADR)	2,172,940	CAY
54,884	Metro AG	2,182,658	GER
12,550	Yahoo! Japan Corp.	5,149,442	JPN

		9,505,040

	Machinery — 0.6%
135,700	Heidelberger Druckmaschinen AG	1,216,277	GER
192,500	Komatsu, Ltd.	2,455,629	JPN
15,900	Rieter Holding AG	2,605,071	SWI

		6,276,977

	Manufacturing — 1.9%
914,000	Asahi Glass Company, Ltd.	5,210,080	JPN
2,080,680	Hansen Transmissions*	3,446,588	BEL
1,126,300	IMI PLC	4,473,693	BRI
704,000	Kurabo Industries, Ltd.	1,175,003	JPN
24,340	Siemens AG	1,832,400	GER
1,155,936	Tomkins PLC	2,081,210	BRI
350,300	Trelleborg AB — Class B	2,225,872	SWE

		20,444,846

	Medical Equipment, Supplies, and Services — 0.7%
94,827	Fresenius Medical Care AG & Company	4,359,367	GER
30,160	Synthes, Inc.	3,824,468	SWI

		8,183,835

	Metals and Mining — 4.2%
248,676	Anglo American PLC	5,803,375	BRI
229,900	Barrick Gold Corp.	8,453,422	CDA
412,617	BHP Billiton PLC	8,002,941	BRI
646,100	BlueScope Steel, Ltd.	1,587,402	AUS
326,600	Companhia Vale do Rio Doce (ADR)	3,955,126	BRA
1,202,100	Minara Resources, Ltd.	241,976	AUS
37,300	Norddeutsche Affinerie AG	1,468,413	GER
80,200	Rautaruukki Oyj	1,400,725	FIN
60,461	Salzgitter AG	4,698,741	GER
302,400	ThyssenKrupp AG	8,418,245	GER
94,700	voestalpine AG	2,045,987	AST

		46,076,353

	Office Equipment, Supplies, and Services — 1.4%
409,000	Brother Industries, Ltd.	2,439,965	JPN

See notes to financial statements.

INTERNATIONAL EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2008

Shares		Value	Country

	Common Stocks (continued)
	Office Equipment, Supplies, and Services (continued)

26,592	Neopost SA	$2,412,915	FRA
193,900	Oce NV	856,567	NET
655,000	Ricoh Company, Ltd.	8,394,953	JPN
3,314,500	TPV Technology, Ltd.	1,077,953	HNG

		15,182,353

	Oil, Coal and Gas — 13.5%
194,430	BG Group PLC	2,691,215	BRI
2,760,581	BP PLC	21,310,098	BRI
124,900	Canadian Natural Resources, Ltd.	4,932,260	CDA
1,420,200	Cosmo Oil Company, Ltd.	4,421,265	JPN
73,700	EnCana Corp.	3,400,528	CDA
822,300	Eni SpA	19,787,567	ITA
987,100	Nippon Oil Corp.	5,004,957	JPN
174,800	Norsk Hydro ASA	712,206	NOR
139,900	Petro-Canada	3,028,050	CDA
211,300	Petroleo Brasileiro SA — Petrobras (ADR)	5,174,737	BRA
415,600	Repsol YPF SA	8,873,149	SPA
363,460	Royal Dutch Shell PLC — Class A	9,549,205	NET
835,800	Royal Dutch Shell PLC — Class B	21,186,195	NET
196,350	Seadrill, Ltd.	1,600,253	BER
735,500	Showa Shell Sekiyu KK	7,288,758	JPN
150,712	StatoilHydro ASA	2,520,627	NOR
254,900	Suncor Energy, Inc.	4,897,714	CDA
414,378	Total SA	22,782,186	FRA

		149,160,970

	Pharmaceuticals/Research and Development — 11.6%
72,271	Actelion, Ltd.*	4,088,480	SWI
70,700	Astellas Pharma, Inc.	2,893,914	JPN
772,252	AstraZeneca PLC	31,593,113	BRI
338,900	Biovail Corp.	3,168,008	CDA
154,707	CSL, Ltd.	3,648,279	AUS
74,000	Eisai Company, Ltd.	3,087,990	JPN
285,300	GlaxoSmithKline PLC	5,305,930	BRI
205,876	H Lundbeck A/S	4,305,766	DEN
324,400	Recordati SpA	1,780,737	ITA
63,308	Roche Holding AG	9,801,162	SWI
47,503	Sanofi-Aventis	3,010,218	FRA
465,445	Sanofi-Aventis	29,771,374	FRA
246,972	Shire PLC	3,637,886	JER
6,204,100	Sigma Pharmaceuticals, Ltd.	4,689,584	AUS
67,900	Takeda Pharmaceutical Company, Ltd.	3,539,105	JPN
318,100	Teva Pharmaceutical Industries, Ltd. (ADR)	13,541,517	ISR

		127,863,063

	Real Estate Development and Services — 0.4%
234,000	Mitsui Fudosan Company, Ltd.	3,901,304	JPN

	Retail — 0.7%
308,300	Circle K Sunkus Company, Ltd.	5,577,718	JPN
249,468	JJB Sports PLC	14,799	BRI
27,243	PPR	1,783,746	FRA
4,729	Valora Holding AG	692,547	SWI

		8,068,810

	Retail: Restaurants — 0.2%
112,200	Plenus Company, Ltd.	2,020,454	JPN

	Retail: Supermarkets — 1.6%
1,472,061	J Sainsbury PLC	7,024,696	BRI
304,639	Koninklijke Ahold NV	3,754,044	NET
1,768,147	William Morrison Supermarkets PLC	7,166,905	BRI

		17,945,645

	Rubber Products — 0.0%
75,000	Zeon Corp.	256,748	JPN

	Semiconductors — 0.8%
4,478,084	ARM Holdings PLC	5,669,167	BRI
195,609	ASML Holding NV	3,526,278	NET

		9,195,445

	Telecommunications Equipment and Services — 9.1%
4,188,000	BT Group PLC	8,422,500	BRI
389,500	China Mobile, Ltd.	3,951,912	HNG
265,098	Deutsche Telekom AG	4,008,102	GER
151,951	Elcoteq Network Corp. — Class A*	261,212	FIN
337,313	France Telecom SA	9,401,832	FRA
608,577	Koninklijke (Royal) KPN NV	8,847,772	NET

See notes to financial statements.

INTERNATIONAL EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2008

Shares		Value	Country

	Common Stocks (continued)
	Telecommunications Equipment and Services (continued)

1,588,500	MobileOne, Ltd.	$1,640,054	SIN
2,324	Nippon Telegraph and Telephone Corp.	11,998,147	JPN
6,913	NTT DoCoMo, Inc.	13,606,969	JPN
232,300	Portugal Telecom SGPS SA	1,987,987	POR
109,480	Research In Motion, Ltd.*	4,442,698	CDA
515,900	Softbank Corp.	9,369,358	JPN
11,000	Swisscom AG	3,568,233	SWI
267,169	Telefonica SA	6,030,460	SPA
5,201,474	Vodafone Group PLC	10,650,795	BRI
395,600	VTech Holdings, Ltd.	1,675,928	BER

		99,863,959

	Toys — 0.8%
23,700	Nintendo Company, Ltd.	9,056,995	JPN

	Transportation — 0.9%
567	East Japan Railway Company(20)	4,309,575	JPN
2,535,000	Neptune Orient Lines, Ltd.	1,992,119	SIN
1,367,100	Orient Overseas International, Ltd.	3,065,432	BER

		9,367,126

	Utilities — 1.6%
73,100	ATCO, Ltd. — Class I	2,250,142	CDA
212,000	E.ON AG	8,324,654	GER
643,700	Enel SpA	4,146,460	ITA
81,566	Fortum Oyj	1,772,865	FIN
43,116	Veolia Environment	1,360,006	FRA

		17,854,127

	Total Common Stocks (Cost $1,526,871,660)	1,100,694,577

	Rights — 0.0%
	Banks and Financial Services
2,030,326	HBOS PLC*	—	BRI
823,799	Lloyds TSB Group PLC*	—	BRI

	Total Rights (Cost $0)	—

	Total Securities (Cost $1,526,871,660)	1,100,694,577

Principal

	Repurchase Agreements — 1.1%
$11,897,953	With State Street Bank and Trust, dated 12/31/08, 0.01%, due 01/02/09, repurchase proceeds at maturity $11,897,960 (Collateralized by US Treasury Bill, 0.01%, due 01/02/09, with a value of $12,187,800) (Cost $11,897,953)	11,897,953	USA

	Total Investments — 101.1% (Cost $1,538,769,613)	1,112,592,530
	Liabilities less other assets — (1.1)%	(12,532,886)

	Net Assets — 100.0%	$1,100,059,644

The aggregate cost of securities for federal income tax purposes at December 31, 2008 is $1,576,268,291.

The following amounts are based on cost for federal income tax purposes:

Gross unrealized appreciation	$5,531,768
Gross unrealized depreciation	(469,207,529)

Net unrealized depreciation	$(463,675,761)

See summary of footnotes and abbreviations to portfolios.

See notes to financial statements.

INTERNATIONAL EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2008

Percent of Total
Country Composition	Investments at Value

Australia (AUS)	2.71%
Austria (AST)	0.18
Belgium (BEL)	0.39
Bermuda (BER)	0.67
Brazil (BRA)	0.82
Canada (CDA)	7.77
Cayman Islands (CAY)	0.48
China (CHN)	0.65
Denmark (DEN)	1.33
Finland (FIN)	0.31
France (FRA)	10.93
Germany (GER)	8.28
Greece (GRC)	0.20
Hong Kong (HNG)	0.58
Ireland (IRE)	0.15
Israel (ISR)	1.22
Italy (ITA)	3.23
Japan (JPN)	19.55
Jersey, Channel Islands (JER)	0.33
New Zealand (NZE)	0.10
Norway (NOR)	0.63
Portugal (POR)	0.78
Singapore (SIN)	0.76
Spain (SPA)	3.44
Sweden (SWE)	1.90
Switzerland (SWI)	6.91
The Netherlands (NET)	3.20
United Kingdom (BRI)	21.43
United States (USA)	1.07

Total Percentage	100.00%

See notes to financial statements.

TRANSAMERICA PARTNERS PORTFOLIOS
PORTFOLIO OF INVESTMENTS (Continued)

SUMMARY OF FOOTNOTES AND ABBREVIATIONS TO PORTFOLIOS
December 31, 2008

Footnotes:

*	Non-income producing security.
144A	Securities are registered pursuant to Rule 144A of the Securities Act of 1933. These securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers.

1)	Variable rate security. The rate shown was in effect at December 31, 2008.
2)	Quarterly reset provision. The rate shown was in effect at December 31, 2008.
3)	Monthly reset provision. The rate shown was in effect at December 31, 2008.
4)	Security is segregated as collateral for written options.
5)	Security is segregated as initial margin for futures contracts.
6)	Security is segregated as collateral for swap contracts and/or for swaptions.
7)	Represents a zero coupon bond which will convert to an interest bearing security at a later date.
8)	All or part of this security is on loan.
9)	Bond is in default.
10)	Variable rate security. Interest rate is based on the credit rating of the issuer. The rate shown was in effect at December 31, 2008. Not applicable.
11)	Floating rate security. The interest rate is subject to change semi-annually based on the London Interbank Offered Rate (“LIBOR”). The rate shown was in effect at December 31, 2008.
12)	PIK (“Payment-In-Kind”) bond. These bonds pay interest in the form of additional bonds.
13)	Security was in bankruptcy reorganization at the time of maturity. Recovery will be determined at the conclusion of the bankruptcy.
14)	Fair valued at December 31, 2008.
Following are the market values (as determined by fair valuation) and the corresponding percentage of Portfolio net assets of all fair valued securities at December 31, 2008.

Series	Market Value	Percentage
Total Return Bond	$1,965,661	0.65%
High Yield Bond	4,021,234	0.91
Balanced	937,783	0.56
Value	3,974	0.01
Small Core	—	—

International Equity —
The value and percentage based upon Portfolio net assets of the investments that apply the fair valuation policy as described in note 2A of the Notes to Financial Statements are $853,954,445 and 77.63%, respectively.
15)	Principal amount for this security is denominated in British Pound Sterling.
16)	Principal amount for this security is denominated in Euros.
17)	Principal amount for this security is denominated in Japanese Yen.
18)	Principal amount for this security is denominated in New Zealand Dollars. Not applicable.
19)	Principal amount for this security is denominated in Mexican Pesos.
20)	Security has been deemed illiquid pursuant to procedures approved by the Advisor and may be difficult to sell.

Abbreviations:
ADR	American Depository Receipt.
HB	High Coupon Bonds (a.k.a. “IO-ettes”) represent the right to receive interest payments on an underlying pool of mortgages with similar features as those associated with IO securities. Unlike IO’s, the owner also has a right to receive a very small portion of principal. The high interest rates result from taking interest payments from other classes in the Real Estate Mortgage Investment Conduit (REMIC) trust and allocating them to the small principal of the HB class.
IO	Interest Only represents the right to receive the monthly interest payment on an underlying pool of mortgage loans. The face amount shown represents the par value on the underlying pool. The yields on these securities generally exceed yields on other mortgage-backed securities because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped. These securities are subject to accelerated principal paydowns as a result of prepayment or refinancing of the underlying pool of mortgage instruments. As a result, interest income may be reduced considerably.

See notes to financial statements.

TRANSAMERICA PARTNERS PORTFOLIOS
PORTFOLIO OF INVESTMENTS (Continued)

SUMMARY OF FOOTNOTES AND ABBREVIATIONS TO PORTFOLIOS (Continued)
December 31, 2008

Abbreviations:
REG S	Security is sold under Regulation S of the Securities Act of 1933, which governs offers and sales outside the US without registration under the Securities Act of 1933. Unless otherwise indicated, these securities have been determined to be liquid under procedures established by the Board of Trustees.
TBA	To be announced. Securities are purchased on a forward commitment basis with approximate principal amount and general stated maturity date. The actual principal amount and maturity date will be determined upon settlement when the specific mortgage pools are assigned.

• Securities issued by companies registered outside the United States are denoted with their domestic country in parenthesis except the International Equity Portfolio.
• Securities designated as Supra National jurisdictions are represented by an international organization, or union, whereby member states transcend national boundaries or interests to share in the decision-making and vote on issues pertaining to the wider grouping.
• Fixed income securities designated as “perpetual” are securities that make (or are scheduled to make) a steady payment of interest. They do not have a maturity date, and the interest payments are indefinite.
• Footnotes and abbreviations may or may not appear in each portfolio of investments.

See notes to financial statements.

TRANSAMERICA PARTNERS PORTFOLIOS
PORTFOLIO COMPOSITION

December 31, 2008

The following charts summarize the portfolio composition of each Series by asset type.

Money Market
Commercial Paper	33.1%
Yankee Certificates of Deposit	26.5
Short Term US Government Agency Securities	22.9
Repurchase Agreements/Cash Equivalents	9.5
Short Term Corporate Notes	4.9
Domestic Certificates of Deposit	3.0
Other assets less liabilities	0.1

100.0%

High Quality Bond
Corporate Bonds and Notes	64.5%
US Government Agency Securities	26.5
US Treasury Securities	3.9
Securities Lending Collateral	2.5
Short Term US Government Agency Securities	2.4
Municipal Bonds	1.5
Repurchase Agreements/Cash Equivalents	0.5
Liabilities less other assets	(1.8)

100.0%

Inflation-Protected Securities
US Treasury Securities	88.6%
Repurchase Agreements/Cash Equivalents	4.5
Corporate Bonds and Notes	3.0
US Government Agency Securities	2.7
Purchased Put Options	0.0 *
Other assets less liabilities	1.2

100.0%

Core Bond
US Government Agency Securities	65.7%
Corporate Bonds and Notes	48.2
Preferred Corporate Bonds and Notes	3.2
Foreign Government Obligations	2.4
US Treasury Securities	2.4
Repurchase Agreements/Cash Equivalents	0.5
Securities Lending Collateral	0.1
Purchased Put Options	0.0 *
Put Options Written	(0.0)*
Call Options Written	(0.6)
Securities Sold Short	(15.0)
Liabilities less other assets	(6.9)

100.0%

Total Return Bond
US Government Agency Securities	58.7%
Corporate Bonds and Notes	52.4
Short Term US Government Agency Securities	6.9
US Treasury Securities	3.7
Repurchase Agreements/Cash Equivalents	2.8
Preferred Corporate Bonds and Notes	0.9
Foreign Government Obligations	0.4
Municipal Bonds	0.2
Securities Lending Collateral	0.2
Preferred Stocks	0.0 *
Convertible Bonds	0.0 *
Put Options Written	(0.0)*
Call Options Written	(0.6)
Liabilities less other assets	(25.6)

100.0%

High Yield Bond
Corporate Bonds and Notes	82.4%
Repurchase Agreements/Cash Equivalents	8.9
Loan Participations	4.9
Convertible Preferred Stocks	0.4
Convertible Bonds	0.3
Common Stocks	0.2
Preferred Stocks	0.2
Other assets less liabilities	2.7

100.0%

Balanced
Common Stocks	56.6%
Corporate Bonds and Notes	27.8
US Government Agency Securities	19.0
Repurchase Agreements/Cash Equivalents	2.2
Securities Lending Collateral	1.1
Municipal Bonds	0.6
Preferred Corporate Bonds and Notes	0.4
Foreign Government Obligations	0.3
US Treasury Securities	0.1
Convertible Bonds	0.0 *
Preferred Stocks	0.0 *
Put Options Written	(0.0)*
Call Options Written	(0.3)
Liabilities less other assets	(7.8)

100.0%

See notes to financial statements.

TRANSAMERICA PARTNERS PORTFOLIOS
PORTFOLIO COMPOSITION (Continued)

December 31, 2008

Large Value (formerly, Value & Income)
Common Stocks	99.0%
Repurchase Agreements/Cash Equivalents	0.8
Other assets less liabilities	0.2

100.0%

Value
Common Stocks	98.9%
Securities Lending Collateral	4.3
Repurchase Agreements/Cash Equivalents	2.1
Preferred Stocks	0.0 *
Liabilities less other assets	(5.3)

100.0%

Large Core (formerly, Growth & Income)
Common Stocks	95.9%
Securities Lending Collateral	1.4
Repurchase Agreements/Cash Equivalents	0.5
Other assets less liabilities	2.2

100.0%

Large Growth (formerly, Equity Growth)
Common Stocks	98.7%
Securities Lending Collateral	3.4
Repurchase Agreements/Cash Equivalents	1.1
Liabilities less other assets	(3.2)

100.0%

Growth (formerly, Aggressive Equity)
Common Stocks	98.2%
Securities Lending Collateral	2.8
Repurchase Agreements/Cash Equivalents	1.4
Liabilities less other assets	(2.4)

100.0%

Mid Value (formerly, Mid-Cap Value)
Common Stocks	96.9%
Repurchase Agreements/Cash Equivalents	2.9
Securities Lending Collateral	2.2
Convertible Bonds	0.0 *
Liabilities less other assets	(2.0)

100.0%

Mid Growth (formerly, Mid-Cap Growth)
Common Stocks	97.8%
Securities Lending Collateral	6.6
Repurchase Agreements/Cash Equivalents	2.5
Liabilities less other assets	(6.9)

100.0%

Small Value (formerly, Small-Cap Value)
Common Stocks	97.7%
Securities Lending Collateral	4.6
Repurchase Agreements/Cash Equivalents	0.3
Liabilities less other assets	(2.6)

100.0%

Small Core (formerly, Special Equity)
Common Stocks	98.9%
Securities Lending Collateral	7.6
Repurchase Agreements/Cash Equivalents	0.7
Short Term US Treasury Securities	0.1
Rights	0.0 *
Warrants	0.0 *
Liabilities less other assets	(7.3)

100.0%

Small Growth (formerly, Small-Cap Growth)
Common Stocks	98.8%
Securities Lending Collateral	11.2
Liabilities less other assets	(10.0)

100.0%

International Equity
Common Stocks	100.0%
Repurchase Agreements/Cash Equivalents	1.1
Rights	0.0 *
Liabilities less other assets	(1.1)

100.0%

*	Amount rounds to less than 0.05% or (0.05)%.

See notes to financial statements.

TRANSAMERICA PARTNERS PORTFOLIOS
NOTES TO FINANCIAL STATEMENTS
1. Organization and Business

Transamerica Partners Portfolios (formerly, Diversified Investors Portfolios) (the “Series Portfolio”), a series trust organized on September 1, 1993 under the laws of the State of New York, is composed of eighteen different series that are, in effect, separate investment funds: the Money Market Portfolio, the High Quality Bond Portfolio, the Inflation-Protected Securities Portfolio, the Core Bond Portfolio, the Total Return Bond Portfolio, the High Yield Bond Portfolio, the Balanced Portfolio, the Large Value Portfolio (formerly, the Value & Income Portfolio), the Value Portfolio, the Large Core Portfolio (formerly, the Growth & Income Portfolio), the Large Growth Portfolio (formerly, the Equity Growth Portfolio), the Growth Portfolio (formerly, the Aggressive Equity Portfolio), the Mid Value Portfolio (formerly, the Mid-Cap Value Portfolio), the Mid Growth Portfolio (formerly, the Mid-Cap Growth Portfolio), the Small Value Portfolio (formerly, the Small-Cap Value Portfolio), the Small Core Portfolio (formerly, the Special Equity Portfolio), the Small Growth Portfolio (formerly, the Small-Cap Growth Portfolio), and the International Equity Portfolio (each a “Series”). The effective date of name changes for the Series Portfolio and selected Series was May 1, 2008. The Declaration of Trust permits the Board of Trustees to issue an unlimited number of beneficial interests in each Series. Investors in a Series (e.g., investment companies, insurance company separate accounts and common and commingled trust funds) will each be liable for all obligations of that Series (and of no other Series).

The investment objectives of each Series are as follows:

Money Market — The Series’ goal is to provide liquidity and as high a level of income as is consistent with the preservation of capital.

High Quality Bond — The Series’ goal is to provide a high risk-adjusted return while focusing on the preservation of capital.

Inflation-Protected Securities — The Series’ goal is to seek maximum real return consistent with the preservation of capital.

Core Bond — The Series’ goal is to achieve maximum total return.

Total Return Bond — The Series’ goal is to maximize long-term total return.

High Yield Bond — The Series’ goal is to provide a high level of current income.

Balanced — The Series’ goal is to provide a high total investment return through investment in a broadly diversified portfolio of stocks, bonds and money market instruments.

Large Value — The Series’ goal is to provide a high level of current income through investment in a diversified portfolio of common stocks with relatively high current yield. Capital appreciation is a secondary goal.

Value — The Series’ goal is to provide capital appreciation. Dividend income is a secondary goal.

Large Core — The Series’ goal is to provide capital appreciation and current income.

Large Growth — The Series’ goal is to provide a high level of capital appreciation through investment in a diversified portfolio of common stocks with a potential for above-average growth in earnings. Current income is a secondary goal.

Growth — The Series’ goal is to provide a high level of capital appreciation primarily through investing in a diversified portfolio of common stocks.

Mid Value — The Series’ goal is to provide a high total investment return through investments primarily in a diversified portfolio of common stocks.

Mid Growth — The Series’ goal is to provide a high total investment return through investments primarily in a diversified portfolio of common stocks.

TRANSAMERICA PARTNERS PORTFOLIOS
NOTES TO FINANCIAL STATEMENTS (Continued)

1. Organization and Business (continued)

Small Value — The Series’ goal is to provide a high total investment return through investments primarily in a diversified portfolio of common stocks.

Small Core — The Series’ goal is to provide a high level of capital appreciation through investment in a diversified portfolio of common stocks of small to medium size companies.

Small Growth — The Series’ goal is to provide a high total investment return through investments primarily in a diversified portfolio of common stocks.

International Equity — The Series’ goal is to provide a high level of long-term capital appreciation through investment in a diversified portfolio of securities of foreign issuers.

2. Significant Accounting Policies

     A. Security Valuation:

Short-term securities having remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. The amortized cost of a security is determined by valuing it at original cost and thereafter amortizing any discount or premium at a constant rate until maturity. Equity securities are valued at the official closing price or last sale price on the exchange on which they are primarily traded or at the last quoted bid price for securities in which there were no sales during the day or for unlisted securities. Portfolio securities listed on the NASDAQ National Market and NASDAQ Small Cap Market for which reliable market quotations are available are valued at the official closing price or, if there is no official closing price on that day, at the last sale price. Bonds and warrants are valued at the last available bid prices by an independent pricing service. Option contracts that are traded on commodities or securities exchanges are normally valued at the last mean price on the exchange on which they are traded; if mean prices are not available, the bid price will be used. If neither mean nor bid prices are available, a broker quote will be obtained. Futures contracts traded on commodities or securities exchanges are normally valued at the last closing price on the exchange on which they are traded. If last closing price is not available for futures contracts, a broker quote will be obtained. Swap agreements are normally valued by an independent pricing service. If the independent pricing service is not able to value a swap contract, that contract will be valued at bid price. If bid is not available, a broker quote will be obtained. When valuations are not readily available, securities will be valued at their fair market value as determined in good faith by Transamerica Asset Management, Inc.’s (“TAM”) Valuation Committee, under the supervision of the Board of Trustees. Unlisted securities are valued at the last sales price provided by an independent pricing agent or the principal market maker.

Trading in securities on most foreign exchanges and over-the counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. Events or circumstances affecting the values of portfolio securities that occur between the closing of their principal markets and the time the net asset value is determined may be reflected in the calculation of net asset value when the investment advisor deems that the particular event or circumstance would materially affect its asset value. In accordance with procedures adopted by the Board of Trustees, all Series apply fair value pricing on a daily basis for all non-US and non-Canadian equity securities held in their portfolios by utilizing the quotations of an independent pricing service, unless the Series’ investment advisor determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, in determining fair value each day.

The Series adopted the Financial Accounting Standards Board (“FASB”) Standard No. 157, “Fair Value Measurements” (“FAS 157”) on January 1, 2008. FAS 157 is designed to unify guidance for the measurement of fair value of all types of assets, including financial instruments, and certain liabilities, throughout a number of accounting standards. FAS 157 also establishes a hierarchy for measuring fair value in generally accepted

TRANSAMERICA PARTNERS PORTFOLIOS
NOTES TO FINANCIAL STATEMENTS (Continued)

2. Significant Accounting Policies (continued)

accounting principles and expands financial statement disclosures about fair value measurements that are relevant to the Series.

Various inputs are used in determining the value of each Series’ investments. These inputs are summarized in the three broad levels listed below:

Level 1 — Quoted prices in active markets for identical securities.

Level 2 — Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 — Significant unobservable inputs (including the Series’ own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not an indication of the risks associated with investing in those securities.

The following is a summary of the fair valuations according to the inputs used to value each Series’ net assets as of December 31, 2008:

				Total Investments in
	Investments in Securities			Securities (net of
	(net of Call and Put Options Written)			Call and Put	Other Financial Instruments *
Series	Level 1	Level 2	Level 3	Options Written)	Level 1	Level 2	Level 3

Money Market	$—	$1,324,736,908	$—	$1,324,736,908	$—	$—	$—
High Quality	—	428,852,213	—	428,852,213	—	—	—
Inflation-Protected Securities	—	384,383,740	—	384,383,740	—	(207,296)	—
Core Bond	—	1,782,524,793	—	1,782,524,793	—	19,848,548	—
Total Return Bond	43,737	375,389,140	1,965,661	377,398,538	—	1,946,268	—
High Yield	2,600,058	420,592,960	4,781,249	427,974,267	—	—	—
Balanced	95,490,810	85,619,614	937,784	182,048,208	—	934,020	—
Large Value	1,436,124,647	11,411,786	—	1,447,536,433	—	—	—
Value	60,039,029	3,872,704	—	63,911,733	—	—	—
Large Core	270,314,453	5,300,035	—	275,614,488	—	30,825	—
Large Growth	1,104,122,190	62,419,972	—	1,166,542,162	—	—	—
Growth	179,458,129	7,515,028	—	186,973,157	—	—	—
Mid Value	610,607,223	32,491,177	—	643,098,400	—	—	—
Mid Growth	223,880,422	20,906,904	—	244,787,326	—	—	—
Small Value	153,001,229	7,732,285	—	160,733,514	—	—	—
Small Core	385,467,779	32,721,970	—	418,189,749	—	75,774	—
Small Growth	150,589,631	17,132,330	—	167,721,961	—	—	—
International Equity	236,602,811	875,989,719	—	1,112,592,530	—	—	—

*	Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.

For fair valuations using significant unobservable inputs, FAS 157 requires a reconciliation of the beginning to ending balances for reported market values that represents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in/out of the Level 3 category during the period.

TRANSAMERICA PARTNERS PORTFOLIOS
NOTES TO FINANCIAL STATEMENTS (Continued)

2. Significant Accounting Policies (continued)

In accordance with this requirement, the following reconciliation is provided for applicable Series for the year ended December 31, 2008:

	Beginning Balance			Total			Ending Balance
	of Investments,	New	Accrued	Realized	Total Unrealized		of Investments,
	at Value	Purchases/	Discounts/	Gain/	Appreciation/	Net Transfers In/	at Value
Series	at 12/31/2007	(Sales)	(Premiums)	(Loss)	(Depreciation)	(Out) of Level 3	at 12/31/2008
Total Return Bond	$—	$3,831,565	$33,260	$—	$(1,899,164)	$—	$1,965,661
High Yield Bond	9,239,839	(475,186)	70,202	31,632	(4,085,238)	—	4,781,249
Balanced	—	1,489,781	47,616	—	(599,613)	—	937,784

     B. Repurchase Agreements:

Each Series, along with other affiliated entities of the investment advisor, may enter into repurchase agreements with financial institutions deemed to be creditworthy by the Series’ investment advisor, subject to the seller’s agreement to repurchase and the Series agreement to resell such securities at a mutually agreed upon price. Securities purchased subject to repurchase agreements are segregated at the custodian and, pursuant to the terms of the repurchase agreements, must have an aggregate market value greater than or equal to 102% for domestic securities and 105% for international securities of the repurchase price at all times. If the value of the underlying securities falls below the value of the repurchase price, the Series will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met or the seller defaults on its repurchase obligation, the Series maintains the right to sell the underlying securities at market value and may claim any resulting loss against the seller. However, in the event of default or bankruptcy by the seller, realization and/or retention of the collateral may be subject to legal proceedings.

     C. Foreign Currency Translation:

The accounting records of each Series are maintained in US dollars. The market values of foreign securities, currency holdings and other assets and liabilities denominated in a foreign currency are translated to US dollars based on the prevailing exchange rates each business day. Income, expenses, purchases, and sales of investment securities denominated in foreign currencies are translated at prevailing exchange rates when accrued or incurred.

None of the Series isolated realized gains and losses attributable to changes in exchange rates from gains and losses that arise from changes in the market value of investments. Such fluctuations are included with net realized and unrealized gains or losses on securities. Net realized gains and losses on foreign currency transactions represent net foreign exchange gains and losses on disposition of foreign currencies and foreign currency forward and spot contracts, and the difference between the amount of investment income receivable and foreign withholding taxes payable recorded on each Series’ books and the US dollar equivalent of amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities (other than investments in securities) and foreign currency forward and spot contracts, resulting from changes in the prevailing exchange rates.

     D. Foreign Currency Forward, Spot, and Cross Currency Contracts:

Each Series, with the exception of the Money Market Series, may enter into foreign currency forward contracts, spot, and cross currency contracts in connection with settling planned purchases or sales of securities or to hedge the currency exposure associated with those Series that participate in such contracts. A foreign currency forward contract is an agreement between two parties to buy and sell a currency at a set price on a future date. A spot contract is also an agreement to buy and sell a currency, but will settle within a week or less from the date it is entered into. The market value of a foreign currency forward, spot, or cross currency contract fluctuates with changes in forward currency exchange rates. Foreign currency forward, spot, and cross currency contracts are marked to market daily and the change in value is recorded by the Series as an unrealized foreign exchange gain

TRANSAMERICA PARTNERS PORTFOLIOS
NOTES TO FINANCIAL STATEMENTS (Continued)

2. Significant Accounting Policies (continued)

or loss. When a foreign currency forward, spot, or cross currency contract is extinguished, through delivery or by entering into another offsetting foreign currency forward, spot, or cross currency contract, the Series records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was extinguished. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Series’ Statement of Assets and Liabilities and Statement of Operations. In addition, the Series could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the US dollar.

As of December 31, 2008, the Inflation-Protected Securities Series, Core Bond Series, Total Return Bond Series, and Balanced Series each had outstanding foreign currency forward contracts as listed in Note 8.

     E. Written Options:

Each Series, with the exception of the Money Market Series, may write or purchase options for the purpose of either hedging its exposure to the market fluctuations of the portfolio, or an individual security position. When a Series writes an option, an amount equal to the premium received by the Series is recorded as an asset and corresponding liability. The amount of the liability is adjusted daily to reflect the current market value of the written option and the change is recorded in a corresponding unrealized gain or loss account. These options are settled for cash and subject the Series to unknown risk of loss. The Series, however, are not subject to credit risk on written options, as the counterparty has already performed its obligation by paying the premium at the inception of the contract. When a written option expires on its stipulated expiration date, or when a closing transaction is entered into, the related liability is extinguished and the Series realizes a gain or loss contingent on whether the cost of the closing transaction exceeds the premium received when the option was written.

Transactions in options written for the year ended December 31, 2008 were as follows:

	Inflation - Protected
	Securities		Core Bond
	Number of		Number of
	Contracts	Premiums	Contracts	Premiums

Written call options outstanding at December 31, 2007	—	$—	217	$123,969
Call options written	59	50,057	55,600,328	3,044,749
Call options terminated in closing purchase transactions	(59)	(50,057)	(545)	(379,398)
Call options expired	—	—	—	—

Written call options outstanding at December 31, 2008	—	$—	55,600,000	$2,789,320

Written put options outstanding at December 31, 2007	—	$—	—	$—
Put options written	59	68,582	190,600,583	3,971,824
Put options terminated in closing purchase transactions	(59)	(68,582)	(135,000,583)	(1,182,504)
Put options expired	—	—	—	—

Written put options outstanding at December 31, 2008	—	$—	55,600,000	$2,789,320

TRANSAMERICA PARTNERS PORTFOLIOS
NOTES TO FINANCIAL STATEMENTS (Continued)

2. Significant Accounting Policies (continued)

	Total Return
	Bond		Balanced
	Number of		Number of
	Contracts	Premiums	Contracts	Premiums

Written call options outstanding at December 31, 2007	141	$101,733	56	$40,189
Call options written	994	679,758	274	185,853
Call options terminated in closing purchase transactions	(771)	(482,057)	(224)	(140,032)
Call options expired	—	—	—	—

Written call options outstanding at December 31, 2008	364	$299,434	106	$86,010

Written put options outstanding at December 31, 2007	118	$96,535	43	$35,254
Put options written	1,172	952,510	301	241,575
Put options terminated in closing purchase transactions	(794)	(558,233)	(222)	(156,872)
Put options expired	—	—	—	—

Written put options outstanding at December 31, 2008	496	$490,812	122	$119,957

     F. Futures Contracts:

Each Series, with the exception of the Money Market Series, may enter into futures contracts for the purpose of hedging its existing portfolio securities, or securities that the Series intends to purchase, against fluctuations in market value caused by changes in prevailing market or interest rates. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by “marking to market” on a daily basis to reflect the daily market value of the contract.

Variation margin payments are received or made by each Series each day, depending upon the daily fluctuations in the market value of the underlying instrument. Each Series recognizes an unrealized gain or loss equal to the daily variation margin. When the contract is closed, the Series records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the basis in the contract.

Should market conditions move unexpectedly, the Series may not achieve the anticipated benefits of the futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates, and the underlying hedged assets. These contracts may involve market risk in excess of the unrealized gains or losses reflected in the Series’ Statement of Assets and Liabilities.

Use of long futures contracts subjects the Series to risk of loss in excess of amounts shown on the Statement of Assets and Liabilities up to the notional value of the futures contracts. Use of short futures contracts subjects the Series to unlimited risk of loss. The Series may enter into futures contracts on exchanges or boards of trade. In that case, the exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Series’ credit risk is limited to failure of the exchange or board of trade.

TRANSAMERICA PARTNERS PORTFOLIOS
NOTES TO FINANCIAL STATEMENTS (Continued)

2. Significant Accounting Policies (continued)

Open futures contracts as of December 31, 2008:

				Value as of	Net Unrealized
	Number of			December 31,	Appreciation/
Series	Contracts	Description	Expiration Date	2008	(Depreciation)

Inflation - Protected Securities	58 Long	US Long Bond Future	March 2009	$8,006,719	$62,526
	41 Long	US Treasury Note 2 Year Future	March 2009	8,940,563	25,655
	268 Short	US Treasury Note 10 Year Future	March 2009	33,701,000	(294,875)

					$(206,694)

Core Bond	147 Long	Euro Bund Future	March 2009	$25,509,475	$391,247
	271 Long	Long Gilt Future	March 2009	48,107,647	3,194,239
	96 Long	US Long Bond Future	March 2009	13,252,500	581,635
	200 Long	US Treasury Note 5 Year Future	March 2009	23,810,938	(218,534)
	428 Long	US Treasury Note 10 Year Future	March 2009	53,821,000	971,500
	101 Short	90 Day Euro Future	June 2009	24,964,675	(466,171)
	101 Short	90 Day Euro Future	June 2010	24,810,650	(512,257)
	1,040 Short	US Treasury Note 2 Year Future	March 2009	226,785,000	(2,196,129)

					$1,745,530

Total Return Bond	229 Long	90 Day Euro Future	March 2009	$56,643,150	$1,202,423
	82 Long	Euro Bund Future	March 2009	14,229,775	(19,989)
	53 Long	US Long Bond Future	March 2009	7,316,484	699,691
	58 Long	US Treasury Note 2 Year Future	March 2009	12,647,625	182,989
	15 Long	US Treasury Note 10 Year Future	March 2009	1,886,250	(30,536)
	69 Short	US Treasury Note 5 Year Future	March 2009	8,214,773	(242,123)

					$1,792,455

Balanced	5 Long	90 Day Euro Future	September 2009	$1,234,313	$34,600
	5 Long	90 Day Euro Future	June 2009	1,235,875	34,475
	74 Long	90 Day Euro Future	March 2009	18,303,900	412,516
	19 Long	Euro Bund Future	March 2009	3,297,143	(4,729)
	72 Long	S&P 500 Emini Future	March 2009	3,240,360	108,941
	24 Long	US Long Bond Future	March 2009	3,313,125	315,025
	31 Long	US Treasury Note 2 Year Future	March 2009	6,759,938	98,157
	29 Long	US Treasury Note 10 Year Future	March 2009	3,646,750	91,916
	73 Short	US Treasury Note 5 Year Future	March 2009	8,690,992	(260,375)

					$830,526

Large Core	2 Long	NASDAQ 100 Future	March 2009	$242,500	$3,692
	5 Long	S&P 500 Future	March 2009	1,125,125	27,133

					$30,825

Small Core	33 Long	Russell 2000 Future	March 2009	$1,643,070	$75,774

TRANSAMERICA PARTNERS PORTFOLIOS
NOTES TO FINANCIAL STATEMENTS (Continued)

2. Significant Accounting Policies (continued)

The Inflation-Protected Securities Series, Core Bond Series, Total Return Bond Series, Balanced Series, Large Core Series, and Small Core Series have segregated securities as collateral for their respective open futures contracts. The segregated securities are identified within each Series’ portfolio of investments. In addition, the Total Return Bond Series has segregated $1,979,276 of cash, and the Balanced Series has segregated $1,291,676 of cash as collateral for their respective open futures contracts.

     G. Swap Agreements:

Each Series, with the exception of the Money Market Series, may engage in various swap transactions including interest rate, currency exchange rate, equity index, credit default and total return swap agreements, for hedging purposes, or as alternatives to direct investments.

An interest rate swap involves a Series and another party, and each agrees to exchange interest earned with respect to a notional amount of principal. An interest rate swap typically involves the exchange of a fixed rate payment for a floating rate payment. A currency rate swap involves two parties who agree to sell each other a foreign currency and commit to exchanging the principal amount at a specified future date. An equity index swap represents an exchange of cash flow streams, one typically based on a reference interest rate; the other on the performance of a stock or stock market index. A credit default swap involves the payment of a premium by a buyer for protection against a specified credit risk or event, such as default. Should a default occur, the protection seller can either accept delivery of the defaulted security or pay the buyer a cash settlement. If a Series is a protection buyer and no event occurs, the Series may receive or recover nothing. If a series is a protection seller it will receive premium payments (if there is no event) and generally receives an upfront payment as well. A Series will only enter into credit default swaps with parties that meet certain levels of creditworthiness as assessed by the subadvisor. In a total return swap, one party receives interest payments on a referenced asset or index plus any capital gains or losses over the payment period, while the other receives a specified cash flow based on the same notional amount.

Swaps can expose a Series to credit or market risk due to unfavorable changes in interest rates or a change in value of underlying securities or indices. In addition, there is a possibility that there will not be a liquid market for the agreements, or that a counterparty may default on its obligation.

Premiums paid or received by a Series are recorded as unrealized appreciation/ (depreciation) in the Statement of Operations. Contracts are marked to market daily based on valuations supplied by a dealer or broker. Changes in value, including accruals of periodic amounts of interest to be paid or received on swaps, are reported as unrealized appreciation/(depreciation). A realized gain or loss is recorded upon payment or receipt of a periodic payment or termination of the swap agreements. Notional principal amounts are used to express the extent of involvement in these transactions, but the amounts potentially subject to credit risk are much smaller.

From time to time, a Series will receive short term, highly liquid investments as collateral pledged for various swap agreements from brokers.

At the year ended December 31, 2008, the Core Bond Series entered into interest rate swaps.

TRANSAMERICA PARTNERS PORTFOLIOS
NOTES TO FINANCIAL STATEMENTS (Continued)

2. Significant Accounting Policies (continued)

Outstanding swap agreements as of December 31, 2008:

Core Bond Series:

Interest Rate Swaps:

	Payments made by	Payments Received
Swap Counterparty	the Series	by the Series	Termination Date	Notional Amount	Value

Citigroup Global Markets	3 month LIBOR	5.18% semi-annual	09/20/10	$100,000,000	$7,583,869
Citigroup Global Markets	3 month LIBOR	5.27% semi-annual	08/06/12	74,800,000	9,914,231
Citigroup Global Markets	3 month LIBOR	5.53% semi-annual	06/05/17	17,800,000	4,192,394
Citigroup Global Markets	3 month LIBOR	4.50% semi-annual	10/16/18	49,200,000	8,363,036
Citigroup Global Markets	4.04% semi-annual	3 month LIBOR	09/02/13	44,200,000	(4,235,547)
Citigroup Global Markets	5.64% semi-annual	3 month LIBOR	07/05/17	38,000,000	(9,957,607)
Citigroup Global Markets	5.31% semi-annual	3 month LIBOR	10/16/17	133,900,000	(29,955,762)
Deutsche Bank AG	3 month LIBOR	2.81% semi-annual	10/30/10	50,000,000	1,030,654
Deutsche Bank AG	3 month LIBOR	4.28% semi-annual	07/01/13	43,000,000	4,526,406
Deutsche Bank AG	3 month LIBOR	4.28% semi-annual	07/07/13	24,900,000	2,610,025
Deutsche Bank AG	3 month LIBOR	4.56% semi-annual	10/16/18	24,000,000	4,216,966
Deutsche Bank AG	3.62% semi-annual	3 month LIBOR	09/26/10	113,500,000	(5,199,739)
Deutsche Bank AG	4.31% semi-annual	3 month LIBOR	01/17/18	28,800,000	(4,491,549)
Goldman Sachs Capital Markets, LP	3 month LIBOR	5.50% semi-annual	07/12/12	220,000,000	30,345,187
Goldman Sachs Capital Markets, LP	3 month LIBOR	4.31% semi-annual	06/11/13	33,000,000	3,127,632
Goldman Sachs Capital Markets, LP	3 month LIBOR	4.27% semi-annual	07/07/13	13,000,000	1,361,103
Goldman Sachs Capital Markets, LP	3 month LIBOR	4.89% semi-annual	06/16/18	40,000,000	8,039,949
Goldman Sachs Capital Markets, LP	3 month LIBOR	2.99% semi-annual	12/10/18	29,600,000	1,141,289
Goldman Sachs Capital Markets, LP	4.08% semi-annual	3 month LIBOR	08/22/13	26,900,000	(2,651,321)
Goldman Sachs Capital Markets, LP	3.78% semi-annual	3 month LIBOR	09/11/13	32,700,000	(2,729,091)
Goldman Sachs Capital Markets, LP	4.56% semi-annual	3 month LIBOR	01/04/18	53,600,000	(9,574,865)

					$17,657,260

LIBOR — London Interbank Offered Rate.

     H. Short Sales:

Each Series, with the exception of the Money Market Series, may sell securities short. A short sale is a transaction in which a Series sells securities it does not own, but has borrowed, in anticipation of a decline in the market price of the securities. The Series is obligated to replace the borrowed securities at the market price at the time of replacement. The Series’ obligation to replace the securities borrowed in connection with a short sale will be fully secured by collateral deposited with the custodian. In addition, the Series will consider the short sale to

TRANSAMERICA PARTNERS PORTFOLIOS
NOTES TO FINANCIAL STATEMENTS (Continued)

2. Significant Accounting Policies (continued)

be a borrowing by the Series that is subject to the asset coverage requirements of the Investment Company Act of 1940, as amended. Short sales by the Series involve certain risks and special considerations. Possible losses from short sales differ from losses that could be incurred from a purchase of a security because losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

     I. Dollar Rolls:

Each Series, with the exception of the Money Market Series, may enter into dollar rolls (principally using TBA’s) in which the Series sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase similar, but not identical, securities at an agreed-upon price on a fixed date. The Series accounts for such dollar rolls as purchases and sales and receive compensation as consideration for entering into the commitment to repurchase. The Series maintains liquid securities having a value not less than the repurchase price (including accrued interest) for such dollar rolls. The market value of the securities that the Series is required to purchase may decline below the agreed upon repurchase price of those securities.

The Core Bond Series, Total Return Bond Series and Balanced Series had TBA dollar rolls outstanding as of December 31, 2008, which are included in receivable for securities sold and payable for securities purchased on the Statement of Assets and Liabilities.

     J. Loan Participations/Assignments:

Each Series, with the exception of the Money Market Series, may purchase participations/assignments in commercial loans. Such indebtedness may be secured or unsecured. These investments may include standby financing commitments, including revolving credit facilities that obligate the Series to supply additional cash to the borrowers on demand. Loan participations/assignments involve risks of insolvency of the lending banks or other financial intermediaries. As such, the Series assumes the credit risks associated with the corporate borrowers and may assume the credit risks associated with the interposed banks or other financial intermediaries. The Series may be contractually obligated to receive approval from the agent banks and/or borrowers prior to the sale of these investments. Loan participations typically represent direct participation in loans to corporate borrowers, and generally are offered by banks or other financial institutions or lending syndicates. The Series may participate in such syndications, or can buy a portion of the loans, becoming part lenders. Loans are often administered by agent banks acting as agents for all holders. The agent banks administer the terms of the loans, as specified in the loan agreements. In addition, the agent banks are normally responsible for the collection of principal and interest payments from the corporate borrowers and the apportionment of these payments to the credit of all institutions that are parties to the loan agreements. Unless, under the terms of the loans or other indebtedness, a Series has direct recourse against the corporate borrowers, the Series may have to rely on the agent banks or other financial intermediaries to apply appropriate credit remedies against corporate borrowers.

•	Unfunded Commitments:

At December 31, 2008, High Yield Bond Series had the following unfunded loan commitments which could be extended at the option of the borrower:

		Unrealized
		Appreciation/
Security Description	Amount	(Depreciation)

Community Health Systems, Inc.	$26,598	$85
HRP Myrtle Beach	11,317	—

     K. Commission Recapture:

The subadvisors of certain Series, to the extent consistent with the best execution and usual commission rate policies and practices, have elected to place security transactions of the Series with broker/dealers with which

TRANSAMERICA PARTNERS PORTFOLIOS
NOTES TO FINANCIAL STATEMENTS (Continued)

2. Significant Accounting Policies (continued)

other Funds or Series advised by TAM have established a Commission Recapture Program. A Commission Recapture Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer from security transactions to a Series. In no event will commissions paid by the Series be used to pay expenses that would otherwise be borne by any other Funds or Series advised by TAM or by any other party.

Recaptured commissions during the year ended December 31, 2008 are included in net realized gains on the Statement of Operations and are summarized as follows:

Series	Commissions

Large Value	$246,146
Large Growth	142,490
Growth	86,183
Mid Value	131,901
Mid Growth	43,025
Small Value	161,154
Small Core	64,959
Small Growth	100,114
International Equity	77,683

     L. Federal Income Taxes:

It is the Series’ policy to comply with the applicable provisions of the Internal Revenue Code. Therefore, no federal income tax provision is required.

Each Series may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Each Series will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest.

     M. Security Transactions and Investment Income:

Security transactions are accounted for on a trade date basis (the date the order to buy or sell is executed). Dividend income less foreign taxes withheld, if any, is recorded on the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts on investments. Realized gains and losses from securities transactions are recorded on the identified cost basis.

Purchases of TBA, when-issued or delayed delivery securities may be settled a month or more after the trade date. Interest income is not accrued until settlement date.

All of the net investment income and realized and unrealized gains and losses from security transactions are determined on each valuation day and allocated pro rata among the investors in a Series at the time of such determination.

     N. Operating Expenses:

Each Series accounts separately for its assets, liabilities and operations. Expenses directly attributable to a Series are charged to that Series, while expenses attributable to all Series are allocated among all Series based on their relative net assets, or another methodology that is appropriate based on the circumstances.

TRANSAMERICA PARTNERS PORTFOLIOS
NOTES TO FINANCIAL STATEMENTS (Continued)

2. Significant Accounting Policies (continued)

     O. Restricted and Illiquid Securities:

Each Series is permitted to invest in securities that are subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

As of December 31, 2008, the Series had no investments in restricted securities other than 144A issues.

The following is the value and percentage of net assets of illiquid securities as of December 31, 2008:

Series	Amount	Percentage

Core Bond	$1,709,911	0.10%
Total Return Bond	148,375	0.05
High Yield Bond	11,294,923	2.57
Balanced	399,707	0.24
Small Value	7,177,213	4.58
International Equity	10,137,319	0.92

     P. Other:

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

     Q. Recent Accounting Pronouncements:

The Series adopted FASB Staff Position FAS 133-1 and FIN 45-4, “Disclosures about Credit Derivatives and Certain Guarantees: An Amendment of FASB Statement No. 133 and FASB Interpretation No. 45 “the Amendment” on January 1, 2008. The Amendment requires enhanced disclosures regarding a Series’ credit derivatives holdings, including credit default swaps, credit spread options and hybrid financial instruments containing embedded credit derivatives. Management assessed and determined that there is no impact of the Amendment on the Series’ Financial Statements.

In addition, FASB issued Statement No. 161, Disclosures about Derivative Instruments and Hedging Activities. The standard is intended to improve financial reporting about derivative instruments and hedging activities by requiring enhanced disclosures to enable investors to better understand their effects on an entity’s financial position, financial performance, and cash flows. It is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. Management is currently in the process of determining the impact on the Series’ Financial Statements.

     R. Recent Events:

Lehman Brothers Holdings, Inc (“Lehman”) filed for bankruptcy on September 15, 2008. The Core Bond Series still has a payable balance to Lehman resulting from the settled TBA securities in the amount of $372,616.

TRANSAMERICA PARTNERS PORTFOLIOS
NOTES TO FINANCIAL STATEMENTS (Continued)

3. Fees and Transactions with Affiliates

Transamerica Financial Life Insurance Company (“TFLIC”), a wholly-owned subsidiary of AEGON USA, LLC (“AEGON USA”), is an affiliate of Transamerica Asset Management, Inc. (the “Advisor” or “TAM”). TAM is directly owned by Western Reserve Life Assurance Co. of Ohio (77%) (“Western Reserve”) and AUSA Holding Company (23%) (“AUSA”), both of which are indirect, wholly owned subsidiaries of AEGON NV. AUSA is wholly owned by AEGON USA, a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. AEGON USA is owned by AEGON US Holding Corporation, which is owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is owned by The AEGON Trust, which is owned by AEGON International B.V., which is owned by AEGON NV, a Netherlands corporation, and a publicly traded international insurance group. TFLIC has sub-accounts which invest in the corresponding Series as follows:

Investment
TFLIC Sub-account	in Series

Money Market	5.28%
High Quality Bond	13.93
Inflation-Protected Securities	13.96
Core Bond	8.00
High Yield Bond	5.21
Balanced	34.39
Large Value	19.18
Large Core	39.24
Large Growth	18.03
Growth	27.60
Mid Value	3.96
Mid Growth	1.71
Small Value	1.77
Small Core	30.85
Small Growth	1.73
International Equity	11.78

The Advisor manages the assets of each Series of the Series Portfolio pursuant to the Investment Advisory Agreement with the Series Portfolio. Subject to such further policies as the Board of Trustees may determine, the Advisor provides general investment advice to each Series. For its services, the Advisor receives fees from each Series, accrued daily and payable monthly, at an annual rate equal to the percentages specified in the table below of the corresponding Series’ average daily net assets. The Advisor is currently waiving a portion of its investment advisory fees for certain Series.

For each Series, the Advisor has entered into Investment Subadvisory Agreements with the Subadvisors listed in the following table. It is the responsibility of each Subadvisor to make the day-to-day investment decisions of the Series and to place the purchase and sales orders for securities transactions of such Series, subject in all cases to

TRANSAMERICA PARTNERS PORTFOLIOS
NOTES TO FINANCIAL STATEMENTS (Continued)

3. Fees and Transactions with Affiliates (continued)

the general supervision of the Advisor. Payment of fees to the Subadvisors is the responsibility of the Advisor, and is not an additional expense of a Series.

		Advisory
Series	Series Subadvisor	Fee (%)

Money Market	GE Asset Management, Inc.	0.25
High Quality Bond	Merganser Capital Management, LP	0.35
Inflation-Protected Securities	BlackRock Financial Management, Inc.	0.35	(1)
Core Bond	BlackRock Financial Management, Inc.	0.35
Total Return Bond	Western Asset Management Company	0.35	(1)
	Western Asset Management Company, Ltd.
High Yield Bond	Eaton Vance Management	0.55
Balanced	Goldman, Sachs Asset Management, LP	0.45	(1)
	Western Asset Management Company Western Asset Management Company, Ltd.
Large Value	AllianceBernstein, LP (a)	0.45	(1)
	TCW Investment Management Company (a)
Value	Hotchkis and Wiley Capital Management, LLC	0.50	(1)
Large Core	Aronson+Johnson+Ortiz, LP	0.60
	Blackrock Financial Management, Inc.
Large Growth	Marsico Capital Management, LLC	0.62
	OFI Institutional Asset Management, Inc. Wellington Management Company, LLP
Growth	Turner Investment Partners, Inc.	0.77	(1)
Mid Value	Cramer, Rosenthal, McGlynn, LLC	0.67
	LSV Asset Management RiverSource Investments, LLC
Mid Growth	Columbus Circle Investors	0.72	(1)
Small Value	Mesirow Financial Investment Management, Inc.	0.82	(1)
	OFI Institutional Asset Management, Inc.
Small Core	Fort Washington Investment Advisors, Inc. (b)	0.80	(1)
	INVESCO Institutional (NA), Inc. RS Investment Management Co., LLC Wellington Management Company, LLP
Small Growth	Perimeter Capital Partners LLC	0.87	(1)
International Equity	LSV Asset Management (c)	0.75
	Wellington Management Company, LLP (c)

(1)	For the year ended December 31, 2008, the Advisor voluntarily waived a portion of its fee.

(a)	Effective January 2, 2009, Aronson+Johnson+Ortiz, LP replaced AllianceBernstein, LP and TCW Investment Management Company.

(b)	Effective July 7, 2008, Fort Washington Advisors, Inc. replaced Mazama Capital Management.

(c)	Effective January 2, 2009, Thornburg Investment Management, Inc. replaced LSV Asset Management and Wellington Management Company, LLP.

TRANSAMERICA PARTNERS PORTFOLIOS
NOTES TO FINANCIAL STATEMENTS (Continued)

3. Fees and Transactions with Affiliates (continued)

For the year ended December 31, 2008, the Advisor has voluntarily undertaken to waive fees to the extent the expenses of a Series exceed the following expense caps (as a proportion of average daily net assets):

Series	Expense Cap

Money Market	30 basis points (b.p.)
High Quality Bond	40 b.p.
Inflation-Protected Securities	40 b.p.
Core Bond	40 b.p.
Total Return Bond	40 b.p.
High Yield Bond	60 b.p.
Balanced	50 b.p.
Large Value	50 b.p.
Value	55 b.p.
Large Core	65 b.p.
Large Growth	65 b.p.
Growth	80 b.p.
Mid Value	70 b.p.
Mid Growth	75 b.p.
Small Value	85 b.p.
Small Core	85 b.p.
Small Growth	90 b.p.
International Equity	90 b.p.

Certain trustees and officers of the Series Portfolio and of the funds that invest in the Series Portfolio are also directors, officers or employees of the Advisor or its affiliates. None of the non-independent trustees so affiliated receive compensation for services as trustees of the Series Portfolio or the funds that invest in the Series Portfolio. Similarly, none of the Series Portfolio officers receive compensation from the Series Portfolio. Aggregate remuneration earned by non-affiliated trustees of the Series Portfolio from the Series Portfolio for the year ended December 31, 2008 amounted to $288,526.

Each eligible non-affiliated trustee may elect participation in a non-qualified deferred compensation plan (“the Plan”). Under the Plan, such trustees may defer payment of all or a portion of their total fees earned as a Series trustee. Each trustee who is a participant in the Plan may elect that the earnings, gains or losses credited to his/her deferred fee amounts be determined based on a deemed investment in investment options in Transamerica Partners Institutional Funds Group, Transamerica Institutional Asset Allocation Funds, Class A shares of any series of Transamerica Funds and/or funds of Transamerica Investors, Inc.

4. Securities Lending

Each Series may lend its securities to certain member firms of the New York Stock Exchange. The loans are collateralized at all times with cash or securities with a market value at least 102% for domestic securities and 105% for international securities of the market value of the securities on loan. Any deficiencies or excess of collateral must be delivered or transferred by the member firms no later than the close of business on the next business day. As with other extensions of credit, the Series may bear the risk of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially.

During the term of the loan, a Series receives payments from borrowers equivalent to the dividends, interest, and any other distributions that would have been earned on securities lent while simultaneously seeking to earn income on the investment of cash collateral in accordance with investment guidelines contained in the Securities Lending Agreement. For loans secured by cash, each Series retains the interest on cash collateral investments

TRANSAMERICA PARTNERS PORTFOLIOS
NOTES TO FINANCIAL STATEMENTS (Continued)

4. Securities Lending (continued)

but is required to pay the borrower a rebate for the use of the cash collateral. For loans secured by collateral other than cash, the borrower pays a securities loan fee to the lending agent.

Any compensation (net of related expenses) received by a Series for lending its securities, as described above, is reported on its respective Statement of Operations. This includes interest income on short-term investments purchased with cash collateral received.

At December 31, 2008, the Series loaned securities having market values as follows:

	Market	Cash Collateral
Series	Value	Received

High Quality Bond	$10,150,124	$10,391,435
Core Bond	2,373,406	2,425,000
Total Return Bond	451,439	464,950
Balanced	1,848,193	1,911,215
Value	2,502,900	2,594,000
Large Core	3,863,195	4,004,157
Large Growth	36,400,935	38,010,546
Growth	4,903,126	5,037,923
Mid Value	13,252,905	14,077,125
Mid Growth	14,710,581	15,114,459
Small Value	6,868,859	7,266,311
Small Core	28,000,187	29,536,670
Small Growth	16,141,569	17,132,330

Each Series has invested the cash collateral received from securities loaned in the State Street Navigator Securities Lending Trust-Prime Portfolio (the “Prime Portfolio”). The Prime Portfolio is a money market mutual fund registered under the 1940 Act, and was yielding 2.14% at December 31, 2008.

TRANSAMERICA PARTNERS PORTFOLIOS
NOTES TO FINANCIAL STATEMENTS (Continued)

5. Purchases and Sales of Investments

The aggregate cost of investments purchased and proceeds from sales or maturities (excluding short-term securities) for the year ended December 31, 2008 were as follows:

		Cost of	Proceeds
Series		Purchases	From Sales

High Quality Bond	US Government Obligations	$265,461,609	$424,502,801
	Other	65,687,135	270,094,287
Inflation-Protected Securities	US Government Obligations	895,104,702	655,409,561
	Other	30,628,376	18,273,789
Core Bond	US Government Obligations	11,754,948,922	11,731,336,077
	Other	430,031,032	534,113,169
Total Return Bond	US Government Obligations	1,658,608,625	1,724,398,227
	Other	63,409,391	39,368,077
High Yield Bond	Other	376,622,102	270,534,164
Balanced	US Government Obligations	276,257,375	315,227,648
	Other	122,909,354	169,304,103
Large Value	Other	610,929,355	1,064,031,234
Value	Other	107,722,502	121,580,028
Large Core	Other	462,306,069	880,455,642
Large Growth	Other	1,761,403,359	2,169,615,694
Growth	Other	638,929,057	682,207,459
Mid Value	Other	607,834,376	562,547,192
Mid Growth	Other	551,691,253	505,497,534
Small Value	Other	266,317,772	238,569,461
Small Core	Other	666,585,521	935,742,981
Small Growth	Other	369,584,011	298,724,510
International Equity	Other	3,204,946,661	3,145,861,823

6. Legal and Regulatory Matters

On January 15, 2009 the Transamerica Partners Large Value Portfolio and Transamerica Partners Inflation-Protected Securities Portfolio (the “Funds””) were formally dismissed as defendants in an adversary proceeding instituted on December 12, 2003 by Enron Corp. (“Enron””)in the United States Bankruptcy Court for the Southern District of New York. Enron had sought to avoid and recover from all defendants, including the Funds, sums that Enron alleged it had transferred to defendants for the purpose of prepaying certain commercial paper issued by Enron (the “Notes”) and held by the defendants prior to the filing by Enron for bankruptcy protection under Chapter 11 of Title 11 of the Bankruptcy Code (the “Bankruptcy Code”). Enron claimed that the defendants were liable for these transfers as preferential transfers or as fraudulent transfers under the Bankruptcy Code. The sale by the Inflation-Protected Securities Portfolio of approximately $2.4 million of the Notes on or about October 30, 2001 and the sale by the Large Value Portfolio of approximately $10.3 million of the Notes on or about October 30, 2001 were in dispute. On September 21, 2008, the case brought against the Funds was settled during mediation with the Enron Creditors Recovery Corporation. The settlement has been approved by the Court and the Funds have been dismissed with prejudice from the adversary proceeding.

TRANSAMERICA PARTNERS PORTFOLIOS
NOTES TO FINANCIAL STATEMENTS (Continued)

6. Legal and Regulatory Matters (continued)

The amounts related to the settlement are listed below and are reflected in the Series’ Statement of Operations.

Amount

Inflation-Protected Securities	$326,977
Large Value	1,402,977

7. Concentrations and Indemnifications

Some Series may have elements of risk not typically associated with investments in the United States of America due to concentrated investments in a limited number of countries or regions, which may vary throughout the year. Such concentrations may subject the Series to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices more volatile than those of comparable US securities.

As December 31, 2008, the Value Series and Mid Value Series invested approximately 13.36% and 10.38% respectively, of their portfolios in issuers outside the United States.

As of December 31, 2008, substantially all of the International Equity Series’ net assets consist of securities of issuers that are domiciled in foreign countries. Changes in currency exchange rates will affect the value of, and investment income from, such securities.

As of December 31, 2008, the International Equity Series invested approximately 10.93%, 19.55% and 21.43%, respectively, of its portfolio in issuers in France, Japan and United Kingdom, respectively.

The ability of the issuers of debt, asset-backed and mortgage-backed securities to meet their obligations may be affected by the economic and political developments in a specific industry or region. The value of asset-backed and mortgage-backed securities can be significantly affected by changes in interest rates or rapid principal payments including prepayments.

Credit risk is measured by the loss a Series would record if its counter-parties failed to perform pursuant to the terms of their obligations to the Series. Since certain Series enters into various types of debt obligations including private placements, swap agreements, forward currency contracts, spot contracts, forward commitments and over-the-counter options, credit exposure exists with counterparties.

In the normal course of business, the Series Portfolio enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Series Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Series Portfolio that have not yet occurred. However, based on experience, the Series Portfolio expects the risk of loss to be remote.

8. Foreign Currency Forward, Spot and Cross Currency Contracts

At December 31, 2008, the Inflation-Protected Securities Series, Core Bond Series, Total Return Bond Series and Balanced Series had entered into foreign currency forward, spot and cross currency contracts which contractually obligate each portfolio to deliver/receive currency at specified future dates.

TRANSAMERICA PARTNERS PORTFOLIOS
NOTES TO FINANCIAL STATEMENTS (Continued)

8. Foreign Currency Forward, Spot and Cross Currency Contracts (continued)

The open contracts were as follows:

					Net Unrealized
	Foreign	In Exchange	Settlement	Value	Appreciation/
	Currency	For	Date	at 12/31/08	(Depreciation)

Inflation-Protected Securities
Purchases Contracts:
British Pound Sterling	22,700	$32,753	01/02/09	$32,637	$(116)
Canadian Dollar	18,803	15,352	01/02/09	15,231	(121)
Euro	14,988	21,199	01/02/09	20,834	(365)

Total					$(602)

Core Bond
Purchase Contracts:
British Pound Sterling	3,466,656	$5,001,865	01/02/09	$4,984,185	$(17,680)
Euro	1,394,703	1,972,738	01/02/09	1,938,707	(34,031)

Total					$(51,711)

Sale Contracts:
British Pound Sterling	2,737,000	$4,074,038	01/21/09	$3,933,356	$140,682
British Pound Sterling	1,059,500	1,566,174	01/21/09	1,522,613	43,561
British Pound Sterling	966,000	1,419,392	01/21/09	1,388,243	31,149
British Pound Sterling	1,110,000	1,665,146	01/21/09	1,595,186	69,960
Euro	3,968,000	5,039,400	01/21/09	5,511,746	(472,346)
Euro	1,815,000	2,320,601	01/21/09	2,521,123	(200,522)
Japenese Yen	584,925,000	5,847,730	01/21/09	6,454,532	(606,802)
Mexican Peso	232,870,000	18,157,505	01/21/09	16,720,631	1,436,874
Mexican Peso	21,950,000	1,630,976	01/21/09	1,576,063	54,913

Total					$497,469

Total Return Bond
Purchase Contracts:
British Pound Sterling	1,000,000	$1,471,400	02/03/09	$1,436,581	$(34,819)

Sale Contracts:
British Pound Sterling	999,000	$1,689,269	02/03/09	$1,435,144	$254,125
Euro	1,074,448	1,426,093	02/03/09	1,491,586	(65,493)

Total					$188,632

Balanced
Purchase Contracts:
British Pound Sterling	560,000	$823,984	02/03/09	$804,485	$(19,499)

Sale Contracts:
British Pound Sterling	555,000	$938,483	02/03/09	$797,302	$141,181
Euro	298,380	396,033	02/03/09	414,221	(18,188)

Total					$122,993

TRANSAMERICA PARTNERS PORTFOLIOS
NOTES TO FINANCIAL STATEMENTS (Continued)

9.  Financial Highlights

	Ratios to Average Net Assets
			Net Investment
For the		Net Expenses	Income (Loss)			Net Assets,
Year	Net	(Net of	(Net of	Portfolio		End of	Total
Ended	Expenses	Reimbursements)	Reimbursements)	Turnover		Year	Return

Money Market
12/31/2008	0.27%	0.27%	2.43%	N/A		$1,325,801,749	2.44%
12/31/2007	0.28	0.28	5.01	N/A		1,050,796,105	5.17
12/31/2006	0.28	0.28	4.77	N/A		925,940,609	4.86
12/31/2005	0.28	0.28	2.97	N/A		765,777,258	3.00
12/31/2004	0.28	0.28	1.17	N/A		809,352,385	1.17

High Quality Bond
12/31/2008	0.38	0.38	4.24	64%		421,231,503	0.55
12/31/2007	0.38	0.38	4.38	56		833,291,239	5.34
12/31/2006	0.38	0.38	4.03	55		817,623,186	4.38
12/31/2005	0.39	0.39	3.25	58		788,399,166	1.95
12/31/2004	0.38	0.38	2.96	48		690,594,378	1.48

Inflation-Protected Securities
12/31/2008	0.39	0.39	4.99	154		389,197,874	(2.14)
12/31/2007	0.42	0.40	5.26	340		149,013,396	10.16
12/31/2006	0.41	0.40	4.50	525		150,681,168	3.48
12/31/2005	0.40	0.40	3.45	756		261,106,523	1.34
12/31/2004	0.42	0.40	2.48	554		256,502,651	1.59

Core Bond
12/31/2008	0.38	0.38	5.12	530	(a)	1,667,312,685	(1.83)
12/31/2007	0.38	0.38	4.81	503	(a)	2,248,879,516	6.67
12/31/2006	0.38	0.38	4.50	487	(a)	2,077,821,449	4.17
12/31/2005	0.39	0.39	3.99	1,003	(a)	2,052,893,035	2.38
12/31/2004	0.39	0.39	3.62	885	(a)	1,655,367,885	4.65

Total Return Bond
12/31/2008	0.40	0.40	5.01	407	(a)	300,413,000	(8.43)
12/31/2007	0.41	0.40	5.05	521	(a)	390,287,496	3.81
12/31/2006	0.50	0.40	4.74	470	(a)	120,636,427	4.96
12/31/2005(1)	0.55 *	0.40 *	4.08 *	327	(a)	70,072,859	2.35

High Yield Bond
12/31/2008	0.58	0.58	9.57	54		439,863,454	(28.90)
12/31/2007	0.58	0.58	7.97	96		538,727,018	2.02
12/31/2006	0.59	0.59	7.86	93		502,330,056	11.99
12/31/2005	0.60	0.60	7.74	68		416,027,255	3.34
12/31/2004	0.60	0.60	8.06	80		351,772,536	10.32

TRANSAMERICA PARTNERS PORTFOLIOS
NOTES TO FINANCIAL STATEMENTS (Continued)

9.  Financial Highlights (continued)

	Ratios to Average Net Assets
			Net Investment
For the		Net Expenses	Income (Loss)			Net Assets,
Year	Net	(Net of	(Net of	Portfolio		End of	Total
Ended	Expenses	Reimbursements)	Reimbursements)	Turnover		Year	Return

Balanced
12/31/2008	0.53%	0.50%	3.45%	154	(a)%	$168,930,110	(26.71)%
12/31/2007	0.52	0.50	2.87	226	(a)	318,635,183	1.79
12/31/2006	0.53	0.50	2.72	224	(a)	381,648,801	11.74
12/31/2005	0.54	0.50	2.25	367	(a)	410,747,655	5.59
12/31/2004	0.52	0.50	2.21	338	(a)	419,726,689	8.31

Large Value (formerly, Value & Income)
12/31/2008	0.48	0.48	2.53	26		1,450,970,147	(42.94)
12/31/2007	0.48	0.48	1.68	30		3,165,024,775	(1.75)
12/31/2006	0.48	0.48	1.47	31		3,538,943,726	20.68
12/31/2005	0.48	0.48	1.38	89		3,018,060,297	6.88
12/31/2004	0.48	0.48	1.79	44		2,705,463,322	12.91

Value
12/31/2008	0.56	0.55	2.46	101		60,703,564	(46.62)
12/31/2007	0.56	0.55	1.51	57		141,565,926	(11.06)
12/31/2006	0.71	0.55	1.42	74		101,282,906	15.44
12/31/2005(1)	1.18 *	0.55 *	1.78 *	21		35,138,512	9.47

Large Core (formerly, Growth & Income)
12/31/2008	0.65	0.65	1.31	99		281,773,981	(36.65)
12/31/2007	0.64	0.64	1.08	101		903,261,821	2.11
12/31/2006	0.63	0.63	1.11	73		1,159,020,245	11.77
12/31/2005	0.64	0.64	0.96	79		1,178,758,869	7.12
12/31/2004	0.64	0.64	1.22	184		1,135,948,434	10.79

Large Growth (formerly, Equity Growth)
12/31/2008	0.65	0.65	0.92	102		1,130,782,753	(39.87)
12/31/2007	0.65	0.65	0.61	129		2,444,760,853	12.25
12/31/2006	0.64	0.64	0.43	84		2,526,917,456	4.12
12/31/2005	0.65	0.65	0.34	76		2,587,382,061	7.18
12/31/2004	0.65	0.65	0.68	129		2,290,559,947	7.75

Growth (formerly, Aggressive Equity)
12/31/2008	0.81	0.80	0.02	212		182,527,808	(51.00)
12/31/2007	0.81	0.80	(0.16)	134		427,372,994	28.50
12/31/2006	0.81	0.80	(0.17)	147		382,667,908	6.46
12/31/2005	0.81	0.80	(0.14)	187		382,129,060	8.20
12/31/2004	0.95	0.94	(0.48)	252		397,726,867	12.14

Mid Value (formerly, Mid-Cap Value)
12/31/2008	0.70	0.70	1.69	68		630,249,484	(37.73)
12/31/2007	0.70	0.70	1.37	69		998,177,210	2.62
12/31/2006	0.71	0.70	1.17	80		936,974,205	18.33
12/31/2005	0.72	0.70	1.28	112		641,531,538	9.77
12/31/2004	0.71	0.70	0.79	147		414,710,679	25.47

TRANSAMERICA PARTNERS PORTFOLIOS
NOTES TO FINANCIAL STATEMENTS (Continued)

9.  Financial Highlights (continued)

	Ratios to Average Net Assets
			Net Investment
For the		Net Expenses	Income (Loss)		Net Assets,
Year	Net	(Net of	(Net of	Portfolio	End of	Total
Ended	Expenses	Reimbursements)	Reimbursements)	Turnover	Year	Return

Mid Growth (formerly, Mid-Cap Growth)
12/31/2008	0.75%	0.75%	(0.02)%	158%	$228,965,903	(41.55)%
12/31/2007	0.75	0.75	(0.23)	152	337,188,904	30.42
12/31/2006	0.75	0.75	(0.31)	151	309,909,061	2.17
12/31/2005	0.76	0.75	(0.38)	142	282,950,442	13.42
12/31/2004	0.79	0.75	(0.29)	223	210,100,872	15.38

Small Value (formerly, Small-Cap Value)
12/31/2008	0.87	0.85	1.94	117	156,628,183	(26.63)
12/31/2007	0.87	0.85	1.36	94	185,136,605	(7.74)
12/31/2006	0.87	0.85	0.27	105	236,316,718	9.64
12/31/2005	0.88	0.85	0.10	143	218,749,221	(4.70)
12/31/2004	0.89	0.85	0.31	42	172,735,949	21.75

Small Core (formerly, Special Equity)
12/31/2008	0.85	0.85	0.94	106	389,662,463	(36.06)
12/31/2007	0.84	0.84	0.58	97	950,197,463	(4.49)
12/31/2006	0.85	0.85	0.29	86	1,211,556,459	11.77
12/31/2005	0.85	0.85	0.09	92	1,296,671,909	10.53
12/31/2004	0.84	0.84	0.15	103	1,227,530,742	12.63

Small Growth (formerly, Small-Cap Growth)
12/31/2008	0.93	0.90	(0.18)	146	152,512,859	(37.87)
12/31/2007	0.92	0.90	(0.42)	144	166,817,321	8.64
12/30/2006	1.04	0.90	(0.29)	173	155,003,004	8.71
12/31/2005	0.98	0.90	(0.41)	183	132,903,534	0.55
12/31/2004	0.97	0.90	(0.51)	84	108,429,152	11.94

International Equity
12/31/2008	0.84	0.84	2.78	174	1,100,059,644	(49.94)
12/31/2007	0.87	0.87	2.25	110	2,264,061,514	11.69
12/31/2006	0.87	0.87	1.78	81	2,101,152,473	27.31
12/31/2005	0.88	0.88	2.03	94	1,721,786,149	11.20
12/31/2004	0.87	0.87	1.85	171	1,401,617,944	19.66

(a)	Portfolio turnover calculation includes effect of buying and selling TBA securities used in dollar roll transactions. Refer to Note 2I.

*	Annualized.

(1)	Commencement of Operations, May 6, 2005.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Owners of Beneficial Interests of the Transamerica Partners Portfolios:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Money Market Portfolio, High Quality Bond Portfolio, Inflation-Protected Securities Portfolio, Core Bond Portfolio, Total Return Bond Portfolio, High Yield Bond Portfolio, Balanced Portfolio, Large Value Portfolio, Value Portfolio, Large Core Portfolio, Large Growth Portfolio, Growth Portfolio, Mid Value Portfolio, Mid Growth Portfolio, Small Value Portfolio, Small Core Portfolio, Small Growth Portfolio and International Equity Portfolio (constituting the Transamerica Partners Portfolios, hereafter referred to as the “Portfolios”) at December 31, 2008, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolios’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York
February 25, 2009

TRANSAMERICA PARTNERS PORTFOLIOS
SUB-ADVISORY AGREEMENT — INITIAL REVIEW AND APPROVAL

December 31, 2008
(Unaudited)

At a special meeting of the Board of Trustees (the “Board”) of Transamerica Partners Portfolios (the “Portfolio Trust”) held on December 18, 2008, the Board reviewed and considered proposed new investment sub-advisory agreements between Transamerica Asset Management, Inc. (“TAM”) and the following sub-advisors, and series of the Portfolio Trust (the “Portfolios”): Thornburg Investment Management, Inc. for Transamerica Partners International Equity Portfolio and Aronson+Johnson+Ortiz, LP for Transamerica Partners Large Value Portfolio (each of the foregoing sub-advisors is referred to as a “Sub-Advisor” and collectively the Sub-Advisors).

Following their review and consideration, the Trustees determined that the new investment sub-advisory agreements (the “Sub-Advisory Agreements”) would enable investors in the Portfolios to obtain high quality services at a cost that is appropriate, fair, and in the best interests of investors. The Board also approved the Sub-Advisory Agreements with the Sub-Advisors with respect to the Portfolios for a two-year period following a presentation by TAM. In reaching their decision, the Trustees requested and obtained from TAM and the Sub-Advisors such information as they deemed reasonably necessary to evaluate the Sub-Advisory Agreements, including information about fees and performance of comparable funds managed by the Sub-Advisors. The Trustees also carefully considered information they had previously received from TAM as part of their regular oversight of the Portfolios, as well as comparative fee, expense, and performance information prepared by Lipper Inc. (“Lipper”), an independent provider of mutual fund performance and fee and expense information, and profitability data prepared by management. In considering the proposed Sub-Advisory Agreements, the Trustees evaluated a number of considerations that they believed, in light of the legal advice furnished to them by independent legal counsel and their own business judgment, to be relevant.

The Board members evaluated all information available to them on a Portfolio-by-Portfolio basis, and their determinations were made separately in respect of each Portfolio. They based their decisions on the following considerations, among others, although they did not identify any consideration or particular information that was controlling of their decisions:

Approval of New Sub-Advisory Agreement for Transamerica Partners International Equity Portfolio.

As noted above, during the six-month period ended December 31, 2008, TAM appointed a new Sub-Advisor, with the approval of the Board, for Transamerica Partners International Equity Portfolio. At a special meeting held on December 18, 2008, the Board considered (i) the termination of Wellington Management Company, LLP (“Wellington”) and LSV Asset Management (“LSV”) as Sub-Advisors to the Portfolio and (ii) the appointment of Thornburg Investment Management, Inc. (“Thornburg”) as replacement Sub-Advisor. The Board authorized TAM to terminate the Sub-Advisory Agreements with Wellington and LSV. The Board also approved the Sub-Advisory Agreement with Thornburg with respect to the Portfolio for an initial two-year period (the “Thornburg Sub-Advisory Agreement”) following a presentation by TAM. Discussed below are some of the material factors considered by the Board.

TAM reviewed with the Board its search process and criteria for a replacement Sub-Advisor, including its desire to engage a Sub-Advisor with a proactive sell discipline. The Board considered information with respect to Thornburg and whether the Thornburg Sub-Advisory Agreement was in the best interests of the Portfolio, the Transamerica Partners Funds Group and Transamerica Partners Funds Group II investing in the Portfolio, and the Portfolio’s other investors. As part of their deliberations, the Board took into account the nature and quality of the anticipated services to be provided by Thornburg and reviewed and discussed information regarding Thornburg’s fees. The Board compared Thornburg’s relative value composite performance to that of Transamerica Partners International Equity’s composite performance calculated gross of fees and the MSCI ACWI ex-US Index and MSCI World ex-US Equity Index. The Board noted that Thornburg’s composite performance exceeded that of Transamerica Partners International Equity’s composite performance and the MSCI ACWI ex-US Index and MSCI World ex-US Equity Index over the past 1-, 2- and 3-year periods ended September 30, 2008.

TRANSAMERICA PARTNERS PORTFOLIOS
SUB-ADVISORY AGREEMENT — INITIAL REVIEW AND APPROVAL (Continued)

December 31, 2008
(Unaudited)

The Board reviewed the qualifications, backgrounds and responsibilities of the senior personnel of Thornburg and the portfolio management team that would be primarily responsible for the day-to-day management of the Portfolio. The Board noted that TAM, and not the Portfolio, will pay the sub-advisory fee to Thornburg. The Board considered that at current asset levels the sub-advisory fee paid under the Sub-Advisory Agreement with Thornburg was higher than the sub-advisory fee paid to Wellington and LSV. The Board also recognized, however, that the Thornburg Sub-Advisory Agreement would offer breakpoints and with the combining of assets from the Transamerica Thornburg International Value, a series of Transamerica Funds, would result in lower fees overall paid by TAM to Thornburg. The Board also took into account Management’s statements that the relationship with Thornburg in the Transamerica Thornburg International Value Fund was going well and that there were no compliance or other issues to report.

Based upon its review and the representations made to it and after consideration of the above factors, and such other factors and information as it deemed relevant, the Board, including the independent members of the Board appearing in person, unanimously approved the Thornburg Sub-Advisory Agreement.

No single factor reviewed by the Board was identified as the principal factor in determining whether to approve the Thornburg Sub-Advisory Agreement, and each Board member likely attributed different weight to the various factors.

Approval of New Sub-Advisory Agreement for Transamerica Partners Large Value Portfolio.

As noted above, during the six-month period ended December 31, 2008, TAM appointed a new Sub-Advisor, with the approval of the Board, for Transamerica Partners Large Value Portfolio. At a special meeting held on December 18, 2008, the Board considered considered (i) Management’s proposal to terminate AllianceBernstein L.P, (“AllianceBernstein”) and TCW Investment Management Company (“TCW”) as Sub-Advisors to the Portfolio and (ii) the appointment of Aronson+Johnson+Ortiz, LP (“AJO”) as replacement Sub-Advisor. The Board authorized TAM to terminate the Sub-Advisory Agreements with AllianceBernstein and TCW. The Board also approved the Sub-Advisory Agreement with AJO with respect to the Portfolio for an initial two-year period (the “AJO Sub-Advisory Agreement”) following a presentation by TAM. Discussed below are some of the material factors considered by the Board.

TAM reviewed with the Board its search process and criteria for a replacement Sub-Advisor, including its desire to engage a Sub-Advisor able to mitigate market volatility while providing an upside potential at the same time. The Board considered information with respect to AJO and whether the AJO Sub-Advisory Agreement was in the best interests of the Portfolio, the Transamerica Partners Funds Group and Transamerica Partners Funds Group II investing in the Portfolio, and the Portfolio’s other investors. As part of their deliberations, the Board took into account the nature and quality of the anticipated services to be provided by AJO and reviewed and discussed information regarding AJO’s fees. The Board compared AJO’s large cap-absolute value composite performance to that of AllianceBernstein and TCW’s large value composite, Transamerica Partners Portfolios Large Value performance and the Russell 1000® Value Index. The Board noted that AJO’s composite performance exceeded that of AllianceBernstein and TCW’s large value composite and the Russell 1000 Value Index over the past 1-, 2,- and 3-year periods ended September 30, 2008.

The Board reviewed the qualifications, backgrounds and responsibilities of the senior personnel of AJO and the portfolio management team that would be primarily responsible for the day-to-day management of the Portfolio. The Board noted that TAM, and not the Portfolio, will pay the sub-advisory fee to AJO. The Board considered that at current asset levels the sub-advisory fee paid under the Sub-Advisory Agreements with AllianceBernstein and TCW was higher than the sub-advisory fee to be paid to AJO by TAM. The Board recognized that the AJO Sub-Advisory Agreement would offer breakpoints and with the combining of assets from the Transamerica Partners Large Core Portfolio, a series of the Portfolio Trust, would result in lower fees overall paid by TAM to AJO. The

TRANSAMERICA PARTNERS PORTFOLIOS
SUB-ADVISORY AGREEMENT — INITIAL REVIEW AND APPROVAL (Continued)

December 31, 2008
(Unaudited)

Board also took into account Management’s statements that the relationship with AJO in the Transamerica Partners Large Core Portfolio was going well and that there were no compliance or other issues to report.

Based upon its review and the representations made to it and after consideration of the above factors, and such other factors and information as it deemed relevant, the Board, including the independent members of the Board appearing in person, unanimously approved the AJO Sub-Advisory Agreement.

No single factor reviewed by the Board was identified as the principal factor in determining whether to approve the AJO Sub-Advisory Agreement, and each Board member likely attributed different weight to the various factors.

TRANSAMERICA PARTNERS PORTFOLIOS
MANAGEMENT OF THE TRUST
(Unaudited)

BOARD MEMBERS AND OFFICERS

The Trust is governed by a Board of Trustees. Subject to the supervision of the Board of Trustees, the assets of each portfolio are managed by the investment advisor and sub-advisors, and the respective portfolio managers. The Board of Trustees is responsible for managing the business and affairs of the Trust and oversees the operation of the Trust by its officers. It also reviews the management of the portfolios’ assets by the investment advisor and sub-advisors. The Trust’s portfolios are among the funds advised and sponsored by Transamerica Asset Management, Inc. (“TAM”) (collectively, the “Transamerica Asset Management Group”). The Transamerica Asset Management Group (“TAMG”) consists of Transamerica Funds, Transamerica Series Trust (“TST”), Transamerica Investors, Inc. (“TII”), Transamerica Income Shares, Inc. (“TIS”), Transamerica Partners Funds Group (“TPFG”), Transamerica Partners Funds Group II (“TPFG II”), Transamerica Partners Portfolios (“TPP”), and Transamerica Asset Allocation Variable Funds (“TAAVF”) and consists of 176 portfolios.

The mailing address of each Board Member and Officer is c/o Secretary of the Funds, 570 Carillon Parkway, St. Petersburg, Florida 33716. Information about Trustees (also referred to as “Board Members”) and Officers of the Trust is as follows:

TRANSAMERICA PARTNERS PORTFOLIOS
MANAGEMENT OF THE TRUST (Continued)
(Unaudited)

Number of
		Term of		Funds in
		Office and		Complex
	Position(s)	Length of		Overseen
	Held with	Time	Principal Occupation(s) During	by Board
Name	Trust	Served*	Past 5 Years	Members	Other Directorships
INTERESTED BOARD MEMBER**
John K. Carter (DOB: 1961)	Chairman, Board Member, President, and Chief Executive Officer	Since 2007	Chairman and Board Member (2008–present), President (2007–present), Chief Executive Officer (2006–present), Vice President, Secretary and Chief Compliance Officer (2003–2006), TII; Chairman, Board Member, President and Chief Executive Officer, TPP, TPFG, TPFG II and TAAVF (2007–present); Chairman (2007–present), Board Member (2006–present), President and Chief Executive Officer (2006–present), Senior Vice President (1999–2006), Chief Compliance Officer, General Counsel and Secretary (1999–2006), Transamerica Funds and TST; Chairman (2007–present), Board Member (2006–present), President and Chief Executive Officer (2006–present), Senior Vice President (2002–2006), General Counsel, Secretary and Chief Compliance Officer (2002–2006), TIS; President and Chief Executive Officer (2006– present), Senior Vice President (1999–2006), Director (2000–present), General Counsel and Secretary (2000–2006), Chief Compliance Officer (2004–2006), TAM; President and Chief Executive Officer (2006–present), Senior Vice President (1999–2006), Director (2001–present), General Counsel and Secretary (2001–2006), Transamerica Fund Services, Inc. (“TFS”); Vice President, AFSG Securities Corporation (2001–present); Senior Vice President, General Counsel and Secretary, Transamerica Index Funds, Inc. (“TIF”) (2002–2004); Director (2008–present) and Vice President, Transamerica Investment Services, Inc. (“TISI”) (2003–2005) and Transamerica Investment Management, LLC (“TIM”) (2001–2005).	176	N/A

*	Each Board Member shall hold office until: 1) his or her successor is elected and qualified or 2) he or she resigns, retires or his or her term as a Board Member is terminated in accordance with the by-laws.

**	May be deemed an “interested person” (as that term is defined in the 1940 Act) of the Trust because of his employment with TAM or an affiliate of TAM.

TRANSAMERICA PARTNERS PORTFOLIOS
MANAGEMENT OF THE TRUST (Continued)
(Unaudited)

				Number of
		Term of		Funds in
		Office and		Complex
	Position(s)	Length of		Overseen
	Held with	Time	Principal Occupation(s) During	by Board
Name	Trust	Served*	Past 5 Years	Members	Other Directorships
INDEPENDENT BOARD MEMBERS***
Sandra N. Bane (DOB: 1952)	Board Member	Since 2008	Retired, KPMG (1999–present); and Board Member, TII (2003–present), Transamerica Funds, TST, TIS, TPP, TPFG, TPFG II and TAAVF (2008–present).	176	Big 5 Sporting Goods (2002–present); AGL Resources, Inc. (energy services holding company) (2008–present)
Leo J. Hill (DOB: 1956)	Lead Independent Board Member	Since 2007	Principal, Advisor Network Solutions, LLC (business consulting) (2006–present); Board Member, TST (2001–present); Board Member, Transamerica Funds and TIS (2002–present); Board Member, TPP, TPFG, TPFG II and TAAVF (2007–present); TII (2008–present); Owner and President, Prestige Automotive Group (2001–2005); President, L. J. Hill & Company (1999–present); Market President, Nations Bank of Sun Coast Florida (1998–1999); President and Chief Executive Officer, Barnett Banks of Treasure Coast Florida (1994–1998); Executive Vice President and Senior Credit Officer, Barnett Banks of Jacksonville, Florida (1991–1994); and Senior Vice President and Senior Loan Administration Officer, Wachovia Bank of Georgia (1976–1991).	176	N/A
Neal M. Jewell (DOB: 1935)	Board Member	Since 1993	Retired (2004–present); Board Member, TPP, TPFG, TPFG II and TAAVF (1993–present); Board Member, Transamerica Funds, TST and TIS (2007–present); Board Member, TII (2008–present); and Independent Trustee, EAI Select Managers Equity Fund (a mutual fund) (1996–2004).	176	N/A

*	Each Board Member shall hold office until: 1) his or her successor is elected and qualified or 2) he or she resigns, retires or his or her term as a Board Member is terminated in accordance with the by-laws.

***	Independent Board Member means a Board Member who is not an “interested person” (as that term is defined under the 1940 Act) of the Trust.

TRANSAMERICA PARTNERS PORTFOLIOS
MANAGEMENT OF THE TRUST (Continued)
(Unaudited)

				Number of
		Term of		Funds in
		Office and		Complex
	Position(s)	Length of		Overseen
	Held with	Time	Principal Occupation(s) During	by Board
Name	Trust	Served*	Past 5 Years	Members	Other Directorships
Russell A. Kimball, Jr. (DOB: 1944)	Board Member	Since 2007	General Manager, Sheraton Sand Key Resort (1975–present); Board Member, TST (1986–present); Board Member, Transamerica Funds and TIS (2002–present); TPP, TPFG, TPFG II and TAAVF (2007–present); and Board Member, TII (2008–present).	176	N/A
Eugene M. Mannella (DOB: 1954)	Board Member	Since 1994	Chief Executive Officer, HedgeServ Corporation (hedge fund administration) (2008–present); Self-employed consultant (2006–present); President, ARAPAHO Partners LLC (limited purpose broker-dealer) (1998–2008); Board Member, TPP, TPFG, TPFG II and TAAVF (1994–present); Board Member, Transamerica Funds, TST and TIS (2007–present); Board Member, TII (2008–present); and President, International Fund Services (alternative asset administration) (1993–2005).	176	N/A
Norman R. Nielsen (DOB: 1939)	Board Member	Since 2007	Retired (2005–present); Director, Iowa Student Loan Service Corporation (2006–present); Board Member, Transamerica Funds, TST and TIS (2006–present); Board Member, TPP, TPFG, TPFG II and TAAVF (2007–present); Board Member, TII (2008–present); Director, League for Innovation in the Community Colleges (1985–2005); Director, Iowa Health Systems (1994–2003); Director, U.S. Bank (1987–2006); and President, Kirkwood Community College (1985–2005).	176	Buena Vista University Board of Trustees (2004–present)
Joyce G. Norden (DOB: 1939)	Board Member	Since 2002	Retired (2004–present); Board Member, TPFG, TPFG II and TAAVF (1993–present); Board Member, TPP (2002–present); Board Member, Transamerica Funds, TST and TIS (2007–present); Board Member, TII (2008–present); and Vice President, Institutional Advancement, Reconstructionist Rabbinical College (1996–2004).	176	Board of Governors, Reconstructionist Rabbinical College (2007–present)

*	Each Board Member shall hold office until: 1) his or her successor is elected and qualified or 2) he or she resigns, retires or his or her term as a Board Member is terminated in accordance with the by-laws.

TRANSAMERICA PARTNERS PORTFOLIOS
MANAGEMENT OF THE TRUST (Continued)
(Unaudited)

Number of
		Term of		Funds in
		Office and		Complex
	Position(s)	Length of		Overseen
	Held with	Time	Principal Occupation(s) During	by Board
Name	Trust	Served*	Past 5 Years	Members	Other Directorships
Patricia L. Sawyer (DOB: 1950)	Board Member	Since 1993	Retired (2007–present); President/ Founder, Smith & Sawyer LLC (management consulting) (1989–2007); Board Member, Transamerica Funds, TST and TIS (2007–present); Board Member, TII (2008–present); Board Member, TPP, TPFG, TPFG II and TAAVF (1993–present); Vice President, American Express (1987–1989); Vice President, The Equitable (1986–1987); and Strategy Consultant, Booz, Allen & Hamilton (1982–1986).	176	N/A
John W. Waechter (DOB: 1952)	Board Member	Since 2007	Attorney, Englander & Fischer, P.A. (2008–present); Retired (2004–2008); Board Member, TST and TIS (2004–present); Board Member, Transamerica Funds (2005–present); Board Member, TPP, TPFG, TPFG II and TAAVF (2007–present); Board Member, TII (2008–present); Executive Vice President, Chief Financial Officer and Chief Compliance Officer, William R. Hough & Co. (securities dealer) (1979–2004); and Treasurer, The Hough Group of Funds (1993–2004).	176	N/A

*	Each Board Member shall hold office until: 1) his or her successor is elected and qualified or 2) he or she resigns, retires or his or her term as a Board Member is terminated in accordance with the by-laws.

TRANSAMERICA PARTNERS PORTFOLIOS
MANAGEMENT OF THE TRUST (Continued)
(Unaudited)

OFFICERS

Term of
	Position(s)	Office and
	Held with	Length of	Principal Occupation(s) or Employment
Name	Trust	Time Served*	During Past 5 Years
John K. Carter (DOB: 1961)	Chairman, Board Member, President, and Chief Executive Officer	Since 2007	See the table above.
Dennis P. Gallagher (DOB: 1970)	Vice President, General Counsel and Secretary	Since 2007	Vice President, General Counsel and Secretary, TII, Transamerica Funds, TST and TIS (2006–present); Vice President, General Counsel and Secretary, TPP, TPFG, TPFG II and TAAVF (2007–present); Director, Senior Vice President, General Counsel and Secretary, TAM and TFS (2006–present); Assistant Vice President, Transamerica Capital, Inc. (2007–present); and Director, Deutsche Asset Management (1998–2006).
Joseph P. Carusone (DOB: 1965)	Vice President, Treasurer and Principal Financial Officer	Since 2001	Vice President, Treasurer and Principal Financial Officer, Transamerica Funds, TST, TIS and TII (2007–present); Vice President (2007–present), Treasurer and Principal Financial Officer (2001–present), TPP, TPFG, TPFG II and TAAVF; Senior Vice President, TAM and TFS (2007–present); Senior Vice President (2008–present), Vice President (2001–2008); Diversified Investment Advisors, Inc. (“DIA”); Director and President, Diversified Investors Securities Corp. (“DISC”) (2007–present); Director, Transamerica Financial Life Insurance Company (“TFLIC”) (2004–present); and Treasurer, Diversified Actuarial Services, Inc. (2002–present).
Christopher A. Staples (DOB: 1970)	Vice President and Chief Investment Officer	Since 2007	Vice President and Chief Investment Officer (2007–present); Vice President–Investment Administration (2005–2007), TII; Vice President and Chief Investment Officer (2007–present), Senior Vice President–Investment Management (2006–2007), Vice President–Investment Management (2005–2006), Transamerica Funds, TST and TIS; Vice President and Chief Investment Officer, TPP, TPFG, TPFG II and TAAVF (2007–present); Director (2005–present), Senior Vice President– Investment Management (2006–present) and Chief Investment Officer (2007–present), TAM; Director, TFS (2005–present); and Assistant Vice President, Raymond James & Associates (1999–2004).
Rick B. Resnik (DOB: 1967)	Vice President, Chief Compliance Officer and Conflicts of Interest Officer	Since 1998	Chief Compliance Officer, TPP, TPFG, TPFG II and TAAVF (1998–present); Chief Compliance Officer, Transamerica Funds, TST, TIS and TII (2008–present); Vice President and Conflicts of Interest Officer, TPP, TPFG, TPFG II, TAAVF, Transamerica Funds, TST, TIS and TII (2008–present); Senior Vice President and Chief Compliance Officer, TAM (2008–present); Senior Vice President, TFS (2008–present); Director (2000–present), Vice President and Chief Compliance Officer (1997–present), DISC; and Assistant Vice President, TFLIC (1999–present).

TRANSAMERICA PARTNERS PORTFOLIOS
MANAGEMENT OF THE TRUST (Continued)
(Unaudited)

Term of
	Position(s)	Office and
	Held with	Length of	Principal Occupation(s) or Employment
Name	Trust	Time Served*	During Past 5 Years
Robert A. DeVault Jr. (DOB: 1965)	Assistant Treasurer	Since 2009	Assistant Treasurer, Transamerica Funds, TST, TII, TIS, TPP, TPFG, TPFG II and TAAVF (January 2009–present); and Assistant Vice President, (2007–present), Manager, Fund Administration (2002–2007), TFS.
Suzanne Valerio-Montemurro (DOB: 1964)	Assistant Treasurer	Since 2007	Assistant Treasurer, Transamerica Funds, TST, TIS, TII, TPP, TPFG, TPFG II and TAAVF (2007–present); and Vice President, DIA (1998–present).
Sarah L. Bertrand (DOB: 1967)	Assistant Secretary	Since 2009	Assistant Secretary, Transamerica Funds, TST, TIS, TII, TPP, TPFG, TPFG II and TAAVF (January 2009–present); Assistant Vice President and Manager, Legal Administration, TAM and TFS (2007–present); Assistant Secretary and Chief Compliance Officer, 40ï86 Series Trust and 40ï86 Strategic Income Fund (2000 - 2007); and Second Vice President and Assistant Secretary, Legal and Compliance, 40ï86 Capital Management, Inc. (1994–2007).
Timothy J. Bresnahan (DOB: 1968)	Assistant Secretary	Since 2009	Assistant Secretary, Transamerica Funds, TST, TIS, TII, TPP, TPFG, TPFG II and TAAVF (January 2009–present); Counsel, TAM (2008–present); Counsel (contract), Massachusetts Financial Services, Inc. (2007); Assistant Counsel, BISYS Fund Services Ohio, Inc. (2005–2007); and Associate, Greenberg Traurig, P.A. (2004–2005).
Richard E. Shield, Jr. (DOB: 1974)	Tax Officer	Since 2008	Tax Officer, Transamerica Funds, TST, TIS, TII, TPP, TPFG, TPFG II and TAAVF (2008–present); Tax Manager, Jeffrey P. McClanathan, CPA (2006–2007) and Gregory, Sharer & Stuart (2005–2006); Tax Senior, Kirkland, Russ, Murphy & Tapp, P.A. (2003– 2005); and Certified Public Accountant, Schultz, Chaipel & Co., LLP (1998–2003).

*	Elected and serves at the pleasure of the Board of the Trust.

If an officer has held offices for different Funds for different periods of time, the earliest applicable date is shown.

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Master Investment Portfolio —
S&P 500 Index Master Portfolio

II

(This page intentionally left blank)

S&P 500 INDEX MASTER PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES

December 31, 2008

Assets
Investments, at cost:
Unaffiliated issuers	$2,115,499,639
Affiliated issuers (Note 2)	327,334,174

Total cost of investments	$2,442,833,813

Investments in securities, at fair value (including securities on loan (a)) (Note 1):
Unaffiliated issuers	$1,643,572,495
Affiliated issuers (Note 2)	327,334,174

Total fair value of investments	1,970,906,669
Receivables:
Dividends and interest	3,870,577
Due from broker — variation margin	747,485

Total Assets	1,975,524,731

Liabilities
Payables:
Investment securities purchased	3,302,872
Collateral for securities on loan (Note 4)	281,156,838
Investment advisory fees (Note 2)	62,425
Accrued expenses:
Professional fees (Note 2)	22,874

Total Liabilities	284,545,009

Net assets	$1,690,979,722

(a)	Securities on loan with a market value of $277,652,842. See Note 4.

The accompanying notes are an integral part of these financial statements.

1

S&P 500 INDEX MASTER PORTFOLIO
STATEMENT OF OPERATIONS

For the Year Ended December 31, 2008

Net investment income
Dividends from unaffiliated issuers	$54,109,785
Interest from unaffiliated issuers	76,974
Interest from affiliated issuers (Note 2)	1,014,534
Securities lending income from affiliated issuers (Note 2)	1,440,308

Total investment income	56,641,601

Expenses (Note 2)
Investment advisory fees	1,193,551
Professional fees	24,259
Independent trustees’ fees	25,384

Total expenses	1,243,194
Less expense reductions (Note 2)	(49,643)

Net expenses	1,193,551

Net investment income	55,448,050

Realized and unrealized gain (loss)
Net realized loss from sale of investments in unaffiliated issuers	(120,587,868)
Net realized loss on futures contracts	(22,106,866)
Net realized loss from short positions (Note 1)	(187)
Net change in unrealized appreciation (depreciation) of investments	(941,355,332)
Net change in unrealized appreciation (depreciation) of futures contracts	3,392,820
Net change in unrealized appreciation (depreciation) of short positions (Note 1)	187

Net realized and unrealized loss	(1,080,657,246)

Net decrease in net assets resulting from operations	$(1,025,209,196)

The accompanying notes are an integral part of these financial statements.

2

S&P 500 INDEX MASTER PORTFOLIO
STATEMENTS OF CHANGES IN NET ASSETS

	For the	For the
	Year Ended	Year Ended
	December 31,	December 31,
	2008	2007

Increase (decrease) in net assets
Operations:
Net investment income	$55,448,050	$56,196,080
Net realized gain (loss)	(142,694,921)	66,144,882
Net change in unrealized appreciation (depreciation)	(937,962,325)	49,858,427

Net increase (decrease) in net assets resulting from operations	(1,025,209,196)	172,199,389

Interestholder transactions:
Contributions	600,316,999	979,975,026 (a)
Withdrawals	(804,875,751)	(958,876,075)

Net increase (decrease) in net assets resulting from interestholder transactions	(204,558,752)	21,098,951

Increase (decrease) in net assets	(1,229,767,948)	193,298,340
Net assets:
Beginning of year	2,920,747,670	2,727,449,330

End of year	$1,690,979,722	$2,920,747,670

(a)	Includes a contribution of securities with unrealized appreciation of $19,641,824.

The accompanying notes are an integral part of these financial statements.

3

S&P 500 INDEX MASTER PORTFOLIO
SCHEDULE OF INVESTMENTS

December 31, 2008

Shares	Security	Value

	Common Stocks — 96.80%
	Advertising — 0.13%
99,201	Interpublic Group of Companies Inc. (The)(a)(b)	$392,836
64,102	Omnicom Group Inc.(b)	1,725,626

		2,118,462

	Aerospace & Defense — 2.32%
152,143	Boeing Co. (The)	6,491,942
81,442	General Dynamics Corp.	4,690,245
25,169	Goodrich Corp.	931,756
24,620	L-3 Communications Holdings Inc.(b)	1,816,464
69,317	Lockheed Martin Corp.	5,828,173
68,447	Northrop Grumman Corp.	3,082,853
86,400	Raytheon Co.(b)	4,409,856
33,036	Rockwell Collins Inc.	1,291,377
198,197	United Technologies Corp.	10,623,359

		39,166,025

	Agriculture — 2.50%
428,756	Altria Group Inc.	6,457,065
133,519	Archer-Daniels-Midland Co.	3,849,353
35,280	Lorillard Inc.(b)	1,988,028
113,986	Monsanto Co.(b)	8,018,915
421,490	Philip Morris International Inc.	18,339,030
35,229	Reynolds American Inc.(b)	1,420,081
30,942	UST Inc.	2,146,756

		42,219,228

	Airlines — 0.08%
155,123	Southwest Airlines Co.(b)	1,337,160

	Apparel — 0.43%
67,307	Coach Inc.(a)	1,397,966
18,099	Jones Apparel Group Inc.(b)	106,060
81,803	Nike Inc. Class B(b)	4,171,953
11,591	Polo Ralph Lauren Corp.(b)	526,347
18,354	VF Corp.(b)	1,005,249

		7,207,575

	Auto Manufacturers — 0.22%
496,676	Ford Motor Co.(a)(b)	1,137,388
126,659	General Motors Corp.(b)	405,309
75,300	PACCAR Inc.(b)	2,153,580

		3,696,277

	Auto Parts & Equipment — 0.15%
50,560	Goodyear Tire & Rubber Co. (The)(a)(b)	301,843
123,055	Johnson Controls Inc.(b)	2,234,679

		2,536,522

	Banks — 4.72%
1,044,302	Bank of America Corp.	14,703,772
238,806	Bank of New York Mellon Corp. (The)	6,765,374
114,943	BB&T Corp.	3,156,335
30,769	Comerica Inc.	610,765
98,238	Discover Financial Services LLC	936,208
119,661	Fifth Third Bancorp(b)	988,400
43,096	First Horizon National Corp.	455,525
77,019	Huntington Bancshares Inc.(b)	589,966
101,719	KeyCorp	866,646
15,878	M&T Bank Corp.(b)	911,556
53,202	Marshall & Ilsley Corp.(b)	725,675
432,862	National City Corp.	783,480
46,390	Northern Trust Corp.	2,418,775
72,428	PNC Financial Services Group Inc. (The)	3,548,972
143,740	Regions Financial Corp.(b)	1,144,170
90,098	State Street Corp.	3,543,554
73,300	SunTrust Banks Inc.(b)	2,165,282
365,150	U.S. Bancorp	9,132,402
451,659	Wachovia Corp.	2,502,191
788,782	Wells Fargo & Co.	23,253,293
23,844	Zions Bancorporation(b)	584,416

		79,786,757

	Beverages — 2.48%
20,323	Brown-Forman Corp. Class B(b)	1,046,431
414,114	Coca-Cola Co. (The)	18,746,941
66,699	Coca-Cola Enterprises Inc.	802,389
40,978	Constellation Brands Inc. Class A(a)(b)	646,223
52,262	Dr. Pepper Snapple Group Inc.(a)	849,257
31,055	Molson Coors Brewing Co. Class B	1,519,211
28,453	Pepsi Bottling Group Inc.(b)	640,477
323,588	PepsiCo Inc.	17,722,915

		41,973,844

The accompanying notes are an integral part of these financial statements.

4

S&P 500 INDEX MASTER PORTFOLIO
SCHEDULE OF INVESTMENTS (Continued)

December 31, 2008

Shares	Security	Value

	Common Stocks (continued)

	Biotechnology — 1.54%
220,512	Amgen Inc.(a)	$12,734,568
60,692	Biogen Idec Inc.(a)	2,890,760
95,340	Celgene Corp.(a)	5,270,395
56,283	Genzyme Corp.(a)(b)	3,735,503
35,755	Life Technologies Corp.(a)(b)	833,449
11,580	Millipore Corp.(a)(b)	596,602

		26,061,277

	Building Materials — 0.05%
74,051	Masco Corp.(b)	824,188

	Chemicals — 1.29%
43,902	Air Products and Chemicals Inc.	2,206,954
11,842	CF Industries Holdings Inc.(b)	582,153
191,695	Dow Chemical Co. (The)(b)	2,892,678
187,892	E.I. du Pont de Nemours and Co.(b)	4,753,668
14,579	Eastman Chemical Co.(b)	462,300
35,358	Ecolab Inc.	1,242,834
16,256	International Flavors & Fragrances Inc.(b)	483,128
33,965	PPG Industries Inc.(b)	1,441,135
64,472	Praxair Inc.(b)	3,827,058
26,022	Rohm and Haas Co.	1,607,899
20,327	Sherwin-Williams Co. (The)(b)	1,214,538
26,147	Sigma-Aldrich Corp.(b)	1,104,449

		21,818,794

	Coal — 0.15%
37,581	CONSOL Energy Inc.(b)	1,074,065
17,752	Massey Energy Co.	244,800
54,859	Peabody Energy Corp.	1,248,042

		2,566,907

	Commercial Services — 0.64%
22,010	Apollo Group Inc. Class A(a)	1,686,406
25,380	Convergys Corp.(a)	162,686
26,260	Equifax Inc.	696,415
70,471	H&R Block Inc.	1,601,101
57,180	McKesson Corp.(b)	2,214,581
26,159	Monster Worldwide Inc.(a)(b)	316,262
41,022	Moody’s Corp.	824,132
43,079	R.R. Donnelley & Sons Co.	585,013
32,043	Robert Half International Inc.(b)	667,135
147,786	Western Union Co.	2,119,251

		10,872,982

	Computers — 4.27%
20,255	Affiliated Computer Services Inc. Class A(a)	930,717
185,015	Apple Inc.(a)	15,791,030
60,335	Cognizant Technology Solutions Corp.(a)(b)	1,089,650
31,741	Computer Sciences Corp.(a)	1,115,379
361,214	Dell Inc.(a)	3,698,831
426,278	EMC Corp.(a)(b)	4,463,131
509,740	Hewlett-Packard Co.	18,498,465
279,835	International Business Machines Corp.	23,550,914
16,910	Lexmark International Inc. Class A(a)(b)	454,879
67,846	NetApp Inc.(a)(b)	947,809
47,254	SanDisk Corp.(a)	453,638
156,051	Sun Microsystems Inc.(a)(b)	596,115
36,343	Teradata Corp.(a)	538,967

		72,129,525

	Cosmetics & Personal Care — 2.87%
88,222	Avon Products Inc.	2,119,975
105,214	Colgate-Palmolive Co.	7,211,368
24,028	Estee Lauder Companies Inc. (The) Class A(b)	743,907
621,455	Procter & Gamble Co. (The)	38,418,348

		48,493,598

	Distribution & Wholesale — 0.19%
27,199	Fastenal Co.(b)	947,885
33,532	Genuine Parts Co.(b)	1,269,522
13,337	W.W. Grainger Inc.(b)	1,051,489

		3,268,896

	Diversified Financial Services — 4.29%
241,538	American Express Co.	4,480,530
45,188	Ameriprise Financial Inc.	1,055,592
81,464	Capital One Financial Corp.(b)	2,597,887
194,847	Charles Schwab Corp. (The)	3,150,676
59,847	CIT Group Inc.	271,705
1,134,109	Citigroup Inc.	7,609,871
13,906	CME Group Inc.(b)	2,893,978
113,200	E*TRADE Financial Corp.(a)(b)	130,180
18,116	Federated Investors Inc. Class B	307,247

The accompanying notes are an integral part of these financial statements.

5

S&P 500 INDEX MASTER PORTFOLIO
SCHEDULE OF INVESTMENTS (Continued)

December 31, 2008

Shares	Security	Value

	Common Stocks (continued)
	Diversified Financial Services (continued)

31,557	Franklin Resources Inc.	$2,012,705
92,021	Goldman Sachs Group Inc. (The)	7,765,652
14,838	IntercontinentalExchange Inc.(a)(b)	1,223,245
79,536	Invesco Ltd.	1,148,500
33,579	Janus Capital Group Inc.	269,639
776,846	JPMorgan Chase & Co.	24,493,954
30,055	Legg Mason Inc.	658,505
333,145	Merrill Lynch & Co. Inc.	3,877,808
222,046	Morgan Stanley	3,561,618
28,161	NASDAQ OMX Group Inc. (The)(a)	695,858
55,125	NYSE Euronext Inc.	1,509,322
95,835	SLM Corp.(a)	852,931
53,623	T. Rowe Price Group Inc.(b)	1,900,399

		72,467,802

	Electric — 3.79%
141,164	AES Corp. (The)(a)	1,163,191
35,294	Allegheny Energy Inc.	1,195,055
43,960	Ameren Corp.	1,462,110
84,193	American Electric Power Co. Inc.	2,801,943
71,872	CenterPoint Energy Inc.	907,025
47,382	CMS Energy Corp.(b)	479,032
56,616	Consolidated Edison Inc.(b)	2,204,061
37,456	Constellation Energy Group Inc.	939,771
120,956	Dominion Resources Inc.(b)	4,335,063
33,526	DTE Energy Co.	1,195,872
263,854	Duke Energy Corp.	3,960,449
104,575	Dynegy Inc. Class A(a)(b)	209,150
67,521	Edison International	2,168,775
39,208	Entergy Corp.(b)	3,259,361
136,915	Exelon Corp.(b)	7,613,843
63,652	FirstEnergy Corp.	3,092,214
85,186	FPL Group Inc.	4,287,411
16,065	Integrys Energy Group Inc.	690,474
44,898	Pepco Holdings Inc.	797,388
75,093	PG&E Corp.(b)	2,906,850
21,158	Pinnacle West Capital Corp.	679,807
77,610	PPL Corp.(b)	2,381,851
54,931	Progress Energy Inc.(b)	2,189,000
105,379	Public Service Enterprise Group Inc.	3,073,905
24,421	SCANA Corp.	869,388
161,182	Southern Co. (The)	5,963,734
44,313	TECO Energy Inc.(b)	547,266
24,218	Wisconsin Energy Corp.(b)	1,016,672
93,815	Xcel Energy Inc.(b)	1,740,268

		64,130,929

	Electrical Components & Equipment — 0.37%
160,118	Emerson Electric Co.	5,861,920
30,287	Molex Inc.(b)	438,859

		6,300,779

	Electronics — 0.52%
71,852	Agilent Technologies Inc.(a)	1,123,047
36,373	Amphenol Corp. Class A	872,225
28,869	FLIR Systems Inc.(a)	885,701
44,010	Jabil Circuit Inc.(b)	297,067
24,783	PerkinElmer Inc.(b)	344,732
87,593	Thermo Fisher Scientific Inc.(a)(b)	2,984,294
96,241	Tyco Electronics Ltd.(b)	1,560,067
20,479	Waters Corp.(a)	750,555

		8,817,688

	Engineering & Construction — 0.17%
37,746	Fluor Corp.(b)	1,693,663
25,582	Jacobs Engineering Group Inc.(a)(b)	1,230,494

		2,924,157

	Entertainment — 0.04%
62,706	International Game Technology Inc.(b)	745,574

	Environmental Control — 0.35%
66,462	Republic Services Inc.	1,647,593
17,687	Stericycle Inc.(a)(b)	921,139
102,441	Waste Management Inc.	3,394,895

		5,963,627

	Food — 2.08%
42,259	Campbell Soup Co.(b)	1,268,193
93,882	ConAgra Foods Inc.(b)	1,549,053
31,884	Dean Foods Co.(a)(b)	572,955
69,677	General Mills Inc.	4,232,878
65,406	H.J. Heinz Co.	2,459,266
34,344	Hershey Co. (The)(b)	1,193,111
24,451	J.M. Smucker Co. (The)	1,060,195
52,480	Kellogg Co.	2,301,248
306,409	Kraft Foods Inc. Class A	8,227,082
135,726	Kroger Co. (The)	3,584,524

The accompanying notes are an integral part of these financial statements.

6

S&P 500 INDEX MASTER PORTFOLIO
SCHEDULE OF INVESTMENTS (Continued)

December 31, 2008

Shares	Security	Value

	Common Stocks (continued)
	Food (continued)

26,935	McCormick & Co. Inc. NVS(b)	$858,149
88,541	Safeway Inc.	2,104,620
145,845	Sara Lee Corp.	1,427,823
44,607	SUPERVALU Inc.	651,262
124,759	Sysco Corp.(b)	2,861,971
63,044	Tyson Foods Inc. Class A(b)	552,265
29,502	Whole Foods Market Inc.(b)	278,499

		35,183,094

	Forest Products & Paper — 0.23%
88,382	International Paper Co.	1,042,908
34,856	MeadWestvaco Corp.(b)	390,039
34,266	Plum Creek Timber Co. Inc.(b)	1,190,401
43,710	Weyerhaeuser Co.(b)	1,337,963

		3,961,311

	Gas — 0.18%
9,098	Nicor Inc.(b)	316,065
57,628	NiSource Inc.(b)	632,179
50,900	Sempra Energy	2,169,867

		3,118,111

	Hand & Machine Tools — 0.09%
12,384	Black & Decker Corp. (The)	517,775
12,087	Snap-On Inc.(b)	475,986
16,479	Stanley Works (The)(b)	561,934

		1,555,695

	Health Care — Products — 4.12%
129,402	Baxter International Inc.	6,934,653
50,478	Becton, Dickinson and Co.	3,452,190
310,996	Boston Scientific Corp.(a)(b)	2,407,109
20,530	C.R. Bard Inc.	1,729,858
104,774	Covidien Ltd.	3,797,010
30,794	DENTSPLY International Inc.(b)	869,623
8,049	Intuitive Surgical Inc.(a)(b)	1,022,143
577,813	Johnson & Johnson	34,570,552
232,241	Medtronic Inc.(b)	7,297,012
18,873	Patterson Companies Inc.(a)(b)	353,869
71,606	St. Jude Medical Inc.(a)	2,360,134
50,011	Stryker Corp.(b)	1,997,939
25,786	Varian Medical Systems Inc.(a)(b)	903,541
46,677	Zimmer Holdings Inc.(a)(b)	1,886,684

		69,582,317

	Health Care — Services — 1.18%
96,649	Aetna Inc.	2,754,496
30,695	Coventry Health Care Inc.(a)(b)	456,742
21,493	DaVita Inc.(a)(b)	1,065,408
34,840	Humana Inc.(a)	1,298,835
22,224	Laboratory Corp. of America Holdings(a)(b)	1,431,448
33,032	Quest Diagnostics Inc.(b)	1,714,691
84,956	Tenet Healthcare Corp.(a)(b)	97,699
250,725	UnitedHealth Group Inc.	6,669,285
105,971	WellPoint Inc.(a)	4,464,558

		19,953,162

	Holding Companies — Diversified — 0.04%
37,012	Leucadia National Corp.(a)(b)	732,838

	Home Builders — 0.10%
25,426	Centex Corp.(b)	270,533
57,772	D.R. Horton Inc.(b)	408,448
16,233	KB Home(b)	221,093
28,949	Lennar Corp. Class A(b)	250,988
44,917	Pulte Homes Inc.(b)	490,943

		1,642,005

	Home Furnishings — 0.05%
12,074	Harman International Industries Inc.(b)	201,998
15,381	Whirlpool Corp.(b)	636,004

		838,002

	Household Products & Wares — 0.48%
22,375	Avery Dennison Corp.	732,334
28,989	Clorox Co. (The)(b)	1,610,629
31,248	Fortune Brands Inc.(b)	1,289,917
86,052	Kimberly-Clark Corp.	4,538,382

		8,171,262

	Housewares — 0.03%
58,177	Newell Rubbermaid Inc.(b)	568,971

	Insurance — 2.64%
97,376	Aflac Inc.	4,463,716
111,014	Allstate Corp. (The)	3,636,819
554,020	American International Group Inc.	869,811
56,542	Aon Corp.	2,582,839
24,311	Assurant Inc.	729,330
73,709	Chubb Corp.	3,759,159
57,366	CIGNA Corp.(b)	966,617
34,005	Cincinnati Financial Corp.	988,525

The accompanying notes are an integral part of these financial statements.

7

S&P 500 INDEX MASTER PORTFOLIO
SCHEDULE OF INVESTMENTS (Continued)

December 31, 2008

Shares	Security	Value

	Common Stocks (continued)
	Insurance (continued)

90,929	Genworth Financial Inc. Class A	$257,329
62,440	Hartford Financial Services Group Inc. (The)	1,025,265
53,224	Lincoln National Corp.(b)	1,002,740
75,043	Loews Corp.(b)	2,119,965
107,388	Marsh & McLennan Companies Inc.(b)	2,606,307
40,352	MBIA Inc.(a)	164,233
165,136	MetLife Inc.(b)	5,756,641
54,460	Principal Financial Group Inc.(b)	1,229,162
140,001	Progressive Corp. (The)	2,073,415
88,493	Prudential Financial Inc.(b)	2,677,798
18,021	Torchmark Corp.	805,539
121,288	Travelers Companies Inc. (The)	5,482,218
67,988	Unum Group(b)	1,264,577
65,645	XL Capital Ltd. Class A	242,886

		44,704,891

	Internet — 1.81%
35,386	Akamai Technologies Inc.(a)(b)	533,975
66,914	Amazon.com Inc.(a)	3,431,350
224,361	eBay Inc.(a)	3,132,080
43,936	Expedia Inc.(a)(b)	362,033
49,788	Google Inc. Class A(a)	15,317,278
31,782	McAfee Inc.(a)	1,098,704
173,897	Symantec Corp.(a)(b)	2,351,087
39,843	VeriSign Inc.(a)	760,204
289,103	Yahoo! Inc.(a)	3,527,057

		30,513,768

	Investment Companies — 0.01%
43,530	American Capital Ltd.(b)	141,037

	Iron & Steel — 0.28%
23,542	AK Steel Holding Corp.	219,411
19,410	Allegheny Technologies Inc.(b)	495,537
65,607	Nucor Corp.(b)	3,031,043
24,118	United States Steel Corp.(b)	897,190

		4,643,181

	Leisure Time — 0.18%
90,555	Carnival Corp.(b)	2,202,298
48,724	Harley-Davidson Inc.(b)	826,846

		3,029,144

	Lodging — 0.16%
61,240	Marriott International Inc. Class A(b)	1,191,118
37,215	Starwood Hotels & Resorts Worldwide Inc.(b)	666,148
37,193	Wyndham Worldwide Corp.	243,614
12,786	Wynn Resorts Ltd.(a)	540,336

		2,641,216

	Machinery — 0.71%
125,199	Caterpillar Inc.(b)	5,592,639
41,881	Cummins Inc.(b)	1,119,479
89,114	Deere & Co.(b)	3,414,848
11,702	Flowserve Corp.(b)	602,653
27,353	Manitowoc Co. Inc. (The)(b)	236,877
29,911	Rockwell Automation Inc.(b)	964,331

		11,930,827

	Manufacturing — 3.98%
35,743	Cooper Industries Ltd.	1,044,768
53,343	Danaher Corp.	3,019,747
38,929	Dover Corp.(b)	1,281,543
53,284	Eastman Kodak Co.(b)	350,609
34,443	Eaton Corp.(b)	1,712,162
2,186,187	General Electric Co.	35,416,229
151,677	Honeywell International Inc.	4,979,556
81,433	Illinois Tool Works Inc.(b)	2,854,227
66,975	Ingersoll-Rand Co. Ltd. Class A(b)	1,162,016
37,585	ITT Industries Inc.(b)	1,728,534
32,959	Leggett & Platt Inc.(b)	500,647
23,982	Pall Corp.	681,808
33,971	Parker Hannifin Corp.(b)	1,445,126
51,098	Textron Inc.(b)	708,729
143,962	3M Co.(b)	8,283,573
98,403	Tyco International Ltd.	2,125,505

		67,294,779

	Media — 2.37%
140,147	CBS Corp. Class B(b)	1,147,804
600,436	Comcast Corp. Class A	10,135,360
113,113	DIRECTV Group Inc. (The)(a)(b)	2,591,419
48,072	Gannett Co. Inc.(b)	384,576
65,819	McGraw-Hill Companies Inc. (The)	1,526,343
6,969	Meredith Corp.(b)	119,309
24,016	New York Times Co. (The) Class A(b)	176,037
478,783	News Corp. Class A	4,352,137

The accompanying notes are an integral part of these financial statements.

8

S&P 500 INDEX MASTER PORTFOLIO
SCHEDULE OF INVESTMENTS (Continued)

December 31, 2008

Shares	Security	Value

	Common Stocks (continued)
	Media (continued)

18,872	Scripps Networks Interactive Inc. Class A(b)	$415,184
746,568	Time Warner Inc.	7,510,474
126,767	Viacom Inc. Class B(a)	2,416,179
385,990	Walt Disney Co. (The)(b)	8,758,113
1,264	Washington Post Co. (The) Class B(b)	493,276

		40,026,211

	Metal Fabricate & Hardware — 0.10%
28,831	Precision Castparts Corp.	1,714,868

	Mining — 0.56%
165,008	Alcoa Inc.	1,857,990
77,981	Freeport-McMoRan Copper & Gold Inc.(b)	1,905,856
94,643	Newmont Mining Corp.(b)	3,851,970
18,784	Titanium Metals Corp.(b)	165,487
22,984	Vulcan Materials Co.(b)	1,599,227

		9,380,530

	Office & Business Equipment — 0.15%
42,240	Pitney Bowes Inc.(b)	1,076,275
180,760	Xerox Corp.(b)	1,440,657

		2,516,932

	Oil & Gas — 11.13%
95,967	Anadarko Petroleum Corp.	3,699,528
69,652	Apache Corp.	5,191,164
21,889	Cabot Oil & Gas Corp.(b)	569,114
112,470	Chesapeake Energy Corp.(b)	1,818,640
423,136	Chevron Corp.	31,299,370
310,624	ConocoPhillips	16,090,323
91,936	Devon Energy Corp.	6,041,115
29,635	ENSCO International Inc.	841,338
51,926	EOG Resources Inc.(b)	3,457,233
1,059,003	Exxon Mobil Corp.	84,540,208
59,137	Hess Corp.	3,172,109
147,151	Marathon Oil Corp.	4,026,051
39,466	Murphy Oil Corp.(b)	1,750,317
59,373	Nabors Industries Ltd.(a)(b)	710,695
55,526	Noble Corp.(b)	1,226,569
36,091	Noble Energy Inc.	1,776,399
168,863	Occidental Petroleum Corp.	10,130,091
24,383	Pioneer Natural Resources Co.(b)	394,517
32,456	Range Resources Corp.(b)	1,116,162
23,674	Rowan Companies Inc.(b)	376,417
71,121	Southwestern Energy Co.(a)(b)	2,060,375
24,551	Sunoco Inc.	1,066,986
28,979	Tesoro Corp.	381,653
106,679	Valero Energy Corp.	2,308,534
120,020	XTO Energy Inc.	4,233,105

		188,278,013

	Oil & Gas Services — 1.32%
63,879	Baker Hughes Inc.	2,048,600
61,731	BJ Services Co.	720,401
45,499	Cameron International Corp.(a)	932,729
185,941	Halliburton Co.	3,380,407
86,498	National Oilwell Varco Inc.(a)	2,114,011
249,200	Schlumberger Ltd.	10,548,636
45,734	Smith International Inc.(b)	1,046,851
141,058	Weatherford International Ltd.(a)(b)	1,526,248

		22,317,883

	Packaging & Containers — 0.20%
19,771	Ball Corp.	822,276
20,963	Bemis Co. Inc.	496,404
34,705	Owens-Illinois Inc.(a)	948,488
27,499	Pactiv Corp.(a)(b)	684,175
32,383	Sealed Air Corp.(b)	483,802

		3,435,145

	Pharmaceuticals — 6.99%
322,933	Abbott Laboratories	17,234,934
63,729	Allergan Inc.	2,569,553
32,838	AmerisourceBergen Corp.	1,171,003
411,983	Bristol-Myers Squibb Co.	9,578,605
74,432	Cardinal Health Inc.(b)	2,565,671
14,080	Cephalon Inc.(a)(b)	1,084,723
208,213	Eli Lilly and Co.	8,384,738
51,533	Express Scripts Inc.(a)	2,833,284
62,933	Forest Laboratories Inc.(a)	1,602,904
191,446	Gilead Sciences Inc.(a)(b)	9,790,548
33,421	Hospira Inc.(a)(b)	896,351
51,510	King Pharmaceuticals Inc.(a)(b)	547,036
104,062	Medco Health Solutions Inc.(a)	4,361,238
440,677	Merck & Co. Inc.	13,396,581
64,014	Mylan Inc.(a)(b)	633,098
1,403,459	Pfizer Inc.	24,855,259

The accompanying notes are an integral part of these financial statements.

9

S&P 500 INDEX MASTER PORTFOLIO
SCHEDULE OF INVESTMENTS (Continued)

December 31, 2008

Shares	Security	Value

	Common Stocks (continued)
	Pharmaceuticals (continued)

338,318	Schering-Plough Corp.	$5,761,556
21,966	Watson Pharmaceuticals Inc.(a)(b)	583,637
277,105	Wyeth	10,394,209

		118,244,928

	Pipelines — 0.41%
144,094	El Paso Corp.	1,128,256
27,162	Equitable Resources Inc.(b)	911,285
36,393	Questar Corp.(b)	1,189,687
127,419	Spectra Energy Corp.(b)	2,005,575
120,934	Williams Companies Inc. (The)	1,751,124

		6,985,927

	Real Estate — 0.01%
46,010	CB Richard Ellis Group Inc. Class A(a)	198,763

	Real Estate Investment Trusts — 0.86%
21,530	Apartment Investment and Management Co. Class A(b)	248,672
16,199	AvalonBay Communities Inc.	981,335
25,177	Boston Properties Inc.(b)	1,384,735
25,176	Developers Diversified Realty Corp.(b)	122,859
56,898	Equity Residential(b)	1,696,698
52,150	HCP Inc.(b)	1,448,205
109,972	Host Hotels & Resorts Inc.	832,488
47,059	Kimco Realty Corp.(b)	860,239
53,918	ProLogis(b)	748,921
25,953	Public Storage(b)	2,063,264
47,082	Simon Property Group Inc.(b)	2,501,467
28,384	Vornado Realty Trust(b)	1,712,974

		14,601,857

	Retail — 6.12%
18,268	Abercrombie & Fitch Co. Class A	421,443
23,372	AutoNation Inc.(a)(b)	230,915
7,929	AutoZone Inc.(a)	1,105,858
53,967	Bed Bath & Beyond Inc.(a)	1,371,841
70,002	Best Buy Co. Inc.	1,967,756
17,175	Big Lots Inc.(a)	248,866
90,105	Costco Wholesale Corp.(b)	4,730,513
298,888	CVS Caremark Corp.	8,590,041
29,436	Darden Restaurants Inc.(b)	829,506
29,368	Family Dollar Stores Inc.(b)	765,624
33,806	GameStop Corp. Class A(a)(b)	732,238
97,061	Gap Inc. (The)	1,299,647
353,013	Home Depot Inc.	8,126,359
46,601	J.C. Penney Co. Inc.(b)	918,040
63,116	Kohl’s Corp.(a)(b)	2,284,799
54,571	Limited Brands Inc.(b)	547,893
305,008	Lowe’s Companies Inc.	6,563,772
88,302	Macy’s Inc.(b)	913,926
232,257	McDonald’s Corp.	14,444,063
32,788	Nordstrom Inc.(b)	436,408
56,955	Office Depot Inc.(a)	169,726
24,694	RadioShack Corp.(b)	294,846
11,789	Sears Holdings Corp.(a)(b)	458,238
148,701	Staples Inc.(b)	2,664,722
153,953	Starbucks Corp.(a)	1,456,395
156,399	Target Corp.	5,400,457
25,563	Tiffany & Co.(b)	604,054
86,866	TJX Companies Inc. (The)(b)	1,786,834
206,120	Walgreen Co.(b)	5,084,980
465,368	Wal-Mart Stores Inc.	26,088,530
95,748	Yum! Brands Inc.(b)	3,016,062

		103,554,352

	Savings & Loans — 0.20%
109,136	Hudson City Bancorp Inc.(b)	1,741,811
71,848	People’s United Financial Inc.(b)	1,281,050
114,253	Sovereign Bancorp Inc.(a)	340,474

		3,363,335

	Semiconductors — 2.08%
127,547	Advanced Micro Devices Inc.(a)	275,502
60,918	Altera Corp.	1,017,940
60,968	Analog Devices Inc.	1,159,611
278,050	Applied Materials Inc.	2,816,647
92,787	Broadcom Corp. Class A(a)(b)	1,574,595
1,158,819	Intel Corp.	16,988,287
35,356	KLA-Tencor Corp.(b)	770,407
46,551	Linear Technology Corp.(b)	1,029,708
133,993	LSI Corp.(a)	440,837
46,719	MEMC Electronic Materials Inc.(a)(b)	667,147
37,816	Microchip Technology Inc.(b)	738,546
159,943	Micron Technology Inc.(a)(b)	422,250

The accompanying notes are an integral part of these financial statements.

10

S&P 500 INDEX MASTER PORTFOLIO
SCHEDULE OF INVESTMENTS (Continued)

December 31, 2008

Shares	Security	Value

	Common Stocks (continued)
	Semiconductors (continued)

40,401	National Semiconductor Corp.(b)	$406,838
19,918	Novellus Systems Inc.(a)	245,788
113,547	NVIDIA Corp.(a)(b)	916,324
27,837	QLogic Corp.(a)(b)	374,129
35,964	Teradyne Inc.(a)	151,768
268,848	Texas Instruments Inc.	4,172,521
57,290	Xilinx Inc.(b)	1,020,908

		35,189,753

	Software — 4.02%
109,933	Adobe Systems Inc.(a)	2,340,474
47,035	Autodesk Inc.(a)	924,238
105,459	Automatic Data Processing Inc.	4,148,757
39,147	BMC Software Inc.(a)	1,053,446
81,553	CA Inc.(b)	1,511,177
37,409	Citrix Systems Inc.(a) (b)	881,730
51,332	Compuware Corp.(a)(b)	346,491
11,166	Dun & Bradstreet Corp. (The)	862,015
66,073	Electronic Arts Inc.(a)	1,059,811
39,862	Fidelity National Information Services Inc.	648,555
33,750	Fiserv Inc.(a)(b)	1,227,488
38,122	IMS Health Inc.	577,930
66,404	Intuit Inc.(a)(b)	1,579,751
14,992	MasterCard Inc. Class A(b)	2,142,807
1,593,243	Microsoft Corp.(b)	30,972,644
74,108	Novell Inc.(a)(b)	288,280
815,309	Oracle Corp.(a)	14,455,429
66,422	Paychex Inc.(b)	1,745,570
21,862	Salesforce.com Inc.(a)(b)	699,803
41,666	Total System Services Inc.(b)	583,324

		68,049,720

	Telecommunications — 6.13%
82,513	American Tower Corp. Class A(a)	2,419,281
1,226,583	AT&T Inc.	34,957,616
21,210	CenturyTel Inc.(b)	579,669
19,409	Ciena Corp.(a)(b)	130,040
1,219,726	Cisco Systems Inc.(a)	19,881,534
321,758	Corning Inc.	3,066,354
29,547	Embarq Corp.	1,062,510
65,299	Frontier Communications Corp.(b)	570,713
28,206	Harris Corp.	1,073,238
43,679	JDS Uniphase Corp.(a)(b)	159,428
110,839	Juniper Networks Inc.(a)(b)	1,940,791
469,483	Motorola Inc.(b)	2,079,810
344,541	QUALCOMM Inc.	12,344,904
306,926	Qwest Communications International Inc.(b)	1,117,211
591,504	Sprint Nextel Corp.(a)	1,082,452
81,837	Tellabs Inc.(a) (b)	337,168
591,203	Verizon Communications Inc.	20,041,782
91,100	Windstream Corp.(b)	838,120

		103,682,621

	Textiles — 0.04%
27,457	Cintas Corp.(b)	637,826

	Toys, Games & Hobbies — 0.12%
26,019	Hasbro Inc.(b)	758,974
74,291	Mattel Inc.(b)	1,188,656

		1,947,630

	Transportation — 2.08%
58,529	Burlington Northern Santa Fe Corp.	4,431,231
35,233	C.H. Robinson Worldwide Inc.(b)	1,938,872
82,573	CSX Corp.	2,681,145
43,983	Expeditors International Washington Inc.(b)	1,463,314
64,883	FedEx Corp.	4,162,244
76,734	Norfolk Southern Corp.(b)	3,610,335
11,550	Ryder System Inc.(b)	447,909
105,523	Union Pacific Corp.	5,043,999
207,462	United Parcel Service Inc. Class B(b)	11,443,604

		35,222,653

	Total Common Stocks (Cost: $2,108,904,072)	1,636,983,131

Principal

	Short-Term Investments — 19.75%
	Money Market Funds — 19.36%
$280,706,198	Barclays Global Investors Funds Institutional Money Market Fund, Institutional Shares 1.63%(c)(d)(e)	$280,706,198
46,627,976	Barclays Global Investors Funds Prime Money Market Fund, Institutional Shares 1.42%(c)(d)(e)	46,627,976

		327,334,174

The accompanying notes are an integral part of these financial statements.

11

S&P 500 INDEX MASTER PORTFOLIO
SCHEDULE OF INVESTMENTS (Continued)

December 31, 2008

Principal	Security	Value

	Short-Term Investments (continued)

	U.S. Treasury Obligations — 0.39%
	U.S. Treasury Bills
$50,000	0.04%, 03/12/09(f)(g)	$49,996
600,000	0.05%, 03/19/09(f)(g)	599,941
250,000	0.05%, 03/26/09(f)(g)	249,972
600,000	0.08%, 04/16/09(f)(g)	599,867
100,000	0.11%, 04/09/09(f)(g)	99,970
600,000	0.12%, 04/02/09(f)(g)	599,826
4,400,000	0.48%, 06/25/09(f)(g)	4,389,792

		6,589,364

	Total Short-Term Investments (Cost: $333,929,741)	333,923,538

	Total Investments in Securities — 116.55% (Cost: $2,442,833,813)	1,970,906,669

	Other Assets, Less Liabilities — (16.55)%	(279,926,947)

	Net Assets — 100.00%	$1,690,979,722

NVS	Non-Voting Shares

(a)	Non-income earning security.

(b)	All or a portion of this security represents a security on loan. See Note 4.

(c)	Affiliated issuer. See Note 2.

(d)	The rate quoted is the annualized seven-day yield of the fund at period end.

(e)	All or a portion of this security represents an investment of securities lending collateral. See Note 4.

(f)	The rate quoted is the yield to maturity.

(g)	This U.S. Treasury Bill is held in a segregated account in connection with the Master Portfolio’s holdings of futures contracts. See Note 1.

As of December 31, 2008, the open futures contracts held by the Master Portfolio were as follows:

		Notional	Net
Futures Contracts	Number of	Contract	Unrealized
(Expiration Date)	Contracts	Value	Appreciation

S&P 500 Index (March 2009)	1,194	$53,735,970	$331,427

The accompanying notes are an integral part of these financial statements.

12

S&P 500 INDEX MASTER PORTFOLIO
PORTFOLIO ALLOCATIONS

December 31, 2008
(Unaudited)

		% of
Sector/Investment Type	Value	Net Assets

Consumer Non-Cyclical	$420,755,692	24.88%
Energy	220,148,730	13.01
Financial	215,264,442	12.73
Industrial	185,150,431	10.95
Technology	177,885,930	10.52
Communications	176,341,062	10.43
Consumer Cyclical	133,651,150	7.90
Utilities	67,249,040	3.98
Basic Materials	39,803,816	2.35
Diversified	732,838	0.04
Futures Contracts	331,427	0.02
Short-Term and Other Net Assets	53,665,164	3.19

TOTAL	$1,690,979,722	100.00%

This table is not part of the financial statements.

13

S&P 500 INDEX MASTER PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

Master Investment Portfolio (“MIP”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company organized as a Delaware statutory trust.

These financial statements relate only to the S&P 500 Index Master Portfolio (the “Master Portfolio”).

Pursuant to MIP’s organizational documents, the Master Portfolio’s officers and trustees are indemnified against certain liabilities that may arise out of the performance of their duties to the Master Portfolio. Additionally, in the normal course of business, the Master Portfolio enters into contracts with service providers that contain general indemnification clauses. The Master Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Master Portfolio that have not yet occurred.

1. Significant Accounting Policies

The following significant accounting policies are consistently followed by MIP in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Security Valuation

The securities and other assets of the Master Portfolio will be valued pursuant to the pricing policy and procedures approved by the Board of Trustees of MIP (the “Board”). Effective January 1, 2008, the Master Portfolio adopted Financial Accounting Standards Board (“FASB”) Statement of Financial Accounting Standards No. 157 (“FAS 157”), “Fair Value Measurements.” This standard establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value into three broad levels. Inputs may be based on independent market data (“observable inputs”) or they may be internally developed (“unobservable inputs”). The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The three levels of the fair value hierarchy under FAS 157 are as follows:

•	Level 1 — Inputs that reflect unadjusted quoted prices in active markets for identical assets or liabilities that the Master Portfolio has the ability to access at the measurement date;

•	Level 2 — Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability, and inputs that are derived principally from or corroborated by observable market data by correlation or other means;

•	Level 3 — Inputs that are unobservable for the asset or liability.

Inputs are used in applying the various valuation techniques and broadly refer to the assumptions that market participants use to make valuation decisions, including assumptions about risk. Inputs may include price information, volatility statistics, specific and broad credit data, liquidity statistics, and other factors. The level of a value determined for a financial instrument within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement in its entirety. However, the determination of what constitutes an “observable” input may require significant judgment by the Master Portfolio. The Master Portfolio considers observable inputs to be market data that is readily available, regularly distributed or updated, reliable and verifiable, and provided by independent sources that are actively involved in the relevant market. The categorization of a value determined for a financial instrument within the hierarchy is based upon the pricing

14

S&P 500 INDEX MASTER PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (Continued)

transparency of the instrument and does not necessarily correspond to the Master Portfolio’s perceived risk of that instrument.

Investments whose values are based on quoted market prices in active markets, and whose values are therefore classified within Level 1, include active listed equities, certain U.S. government securities and typically, exchange-traded derivatives such as futures contracts and exchange-traded option contracts. The Master Portfolio does not adjust the quoted price for such instruments, even in situations where the Master Portfolio holds a large position and a sale could reasonably impact the quoted price.

Investments that trade in markets that are not considered to be active, but whose values are based on quoted market prices, dealer quotations or valuations provided by alternative pricing sources supported by observable inputs are classified within Level 2. These generally include certain U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, less liquid listed equities, and state, municipal and provincial obligations. As Level 2 investments include positions that are not traded in active markets and/or are subject to transfer restrictions, valuations may be adjusted to reflect illiquidity and/or non-transferability, which are generally based on available market information.

Investments classified within Level 3 have significant unobservable inputs, as they may trade infrequently or not at all. Level 3 instruments may include unlisted securities related to corporate actions, securities whose trading have been suspended or which have been de-listed from their primary trading exchange, less liquid corporate debt securities (including distressed debt instruments), collateralized debt obligations, and less liquid mortgage securities (backed by either commercial or residential real estate). When observable prices are not available for these securities, the Master Portfolio uses one or more valuation techniques (e.g., the market approach or the income approach) for which sufficient and reliable data is available. Within Level 3, the use of the market approach generally consists of using comparable market transactions, while the use of the income approach generally consists of the net present value of estimated future cash flows, adjusted as appropriate for liquidity, credit, market and/or other risk factors.

The inputs used by the Master Portfolio in estimating the value of Level 3 investments may include the original transaction price, recent transactions in the same or similar instruments, completed or pending third-party transactions in the underlying investment or comparable issuers, and changes in financial ratios or cash flows. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Master Portfolio in the absence of market information. The fair value measurement of Level 3 investments does not include transaction costs that may have been capitalized as part of the security’s cost basis. Assumptions used by the Master Portfolio due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Master Portfolio’s results of operations.

Fair value pricing could result in a difference between the prices used to calculate the Master Portfolio’s net assets and the prices used by the Master Portfolio’s benchmark index, which in turn, could result in a difference between the Master Portfolio’s performance and the performance of the Master Portfolio’s benchmark index.

15

S&P 500 INDEX MASTER PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (Continued)

The following table summarizes the inputs used in valuing the Master Portfolio’s investments as of December 31, 2008:

Investments in Securities

Level 1	Level 2	Level 3	Total

$1,970,906,669	$—	$—	$1,970,906,669

Other Financial Instruments(a)

Level 1	Level 2	Level 3	Total

$331,427	$—	$—	$331,427

(a)	Other financial instruments include futures contracts, which are valued at the unrealized appreciation (depreciation) on the financial instrument.

Security Transactions and Income Recognition

Security transactions are accounted for on trade date. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at source, and interest income is accrued daily. Distributions received by the Master Portfolio may include a return of capital that is estimated by management. Such amounts are recorded as a reduction of the cost of investments or reclassified to capital gains. Realized gains and losses on investment transactions are determined using the specific identification method. The Master Portfolio amortizes premiums and accretes discounts on debt securities purchased using a constant yield to maturity method.

Federal Income Taxes

In general, MIP believes that the Master Portfolio has and will continue to be operated in a manner so as to qualify it as a non-publicly traded partnership for federal income tax purposes. Provided that the Master Portfolio so qualifies, it will not be subject to any federal income tax on its income and gains (if any). However, each interestholder in the Master Portfolio will be taxed on its distributive share of the Master Portfolio’s taxable income in determining its federal income tax liability. As a non-publicly traded partnership for federal income tax purposes, the Master Portfolio will be deemed to have “passed through” to its interestholders any interest, dividends, gains or losses of the Master Portfolio for such purposes. The determination of such share will be made in accordance with the Internal Revenue Code of 1986, as amended (the “Code”), and regulations promulgated thereunder.

It is intended that the Master Portfolio’s assets, income and distributions will be managed in such a way that an entity electing and qualifying as a “regulated investment company” under the Code can continue to so qualify by investing substantially all of its assets through the Master Portfolio, provided that the regulated investment company meets other requirements for such qualifications not within the control of the Master Portfolio (e.g., distributing at least 90% of the regulated investment company’s “investment company taxable income” annually).

As of December 31, 2008, the cost of investments for federal income tax purposes for the Master Portfolio was $2,495,052,102. Net unrealized depreciation aggregated $524,145,433, of which $192,164,382 represented gross unrealized appreciation on securities and $716,309,815 represented gross unrealized depreciation on securities.

Management has reviewed the tax positions as of December 31, 2008, inclusive of the prior three open tax return years and has determined that no provision for income tax is required in the Master Portfolio’s financial statements.

16

S&P 500 INDEX MASTER PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (Continued)

Futures Contracts

The Master Portfolio may purchase futures contracts to gain exposure to market changes, as this may be more efficient or cost effective than actually buying the securities. A futures contract is an agreement between two parties to buy and sell a particular commodity or financial instrument at a set price on a future date and is exchange-traded. Upon entering into a futures contract, the Master Portfolio is required to pledge to the broker and hold in a segregated account, an amount of cash, U.S. government securities or other high-quality debt and equity securities equal to the minimum “initial margin” requirements of the exchange. Pursuant to the contract, the Master Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin” and are recorded by the Master Portfolio as receivables or payables in the accompanying Statement of Assets and Liabilities. When the contract is closed, the Master Portfolio records a “realized gain (loss) on futures contracts” in its Statement of Operations, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include the possibility that there may be an illiquid market and that a change in the value of the contracts may not correlate with changes in the value of the underlying securities. The amount at risk for futures contracts may exceed the amount reflected in the financial statements.

As of December 31, 2008, the Master Portfolio has pledged to brokers U.S. Treasury Bills with a total face amount of $6,600,000 for initial margin requirements on outstanding futures contracts.

Short Positions

From time to time, in order to track the performance of its respective benchmark index, the Master Portfolio may sell non-index securities that it will receive through corporate actions occurring on the opening of market trading on the following business day. Such short positions are valued consistent with how securities are valued as described under “Security Valuation.” The obligation to deliver the securities is recorded as a liability on the Master Portfolio’s Statement of Assets and Liabilities and is equal to the current market value of the securities to be delivered. Any market fluctuations between the value of the obligation to sell these securities and the current market value are reflected as unrealized appreciation (depreciation) in the Master Portfolio’s Statement of Operations. Upon receipt of the securities related to corporate actions, the Master Portfolio records a realized gain (loss). Details of the short positions resulting from the non-index securities sold by the Master Portfolio, if any, are included in the Schedule of Investments.

2.	Agreements and Other Transactions With Affiliates

Pursuant to an Investment Advisory Contract with the Master Portfolio, Barclays Global Fund Advisors (“BGFA”) provides investment advisory services to the Master Portfolio. BGFA is a California corporation indirectly owned by Barclays Bank PLC. BGFA is entitled to receive an annual investment advisory fee of 0.05% of the average daily net assets of the Master Portfolio as compensation for investment advisory services. From time to time, BGFA may waive a portion of its advisory fees. Any such waivers will reduce the expenses of the Master Portfolio and, accordingly, have a favorable impact on its performance.

The fees and expenses of the Master Portfolio’s trustees who are not “interested persons” of MIP, as defined in the 1940 Act (“Independent Trustees”), counsel to the Independent Trustees and MIP’s independent registered public accounting firm (the “independent expenses”) are paid directly by the Master Portfolio. BGFA has contractually agreed to cap the expenses of the Master Portfolio at the rate at which the Master Portfolio pays an advisory fee to BGFA by providing an offsetting credit against the investment advisory fees paid by the Master Portfolio in an amount equal to the independent expenses.

For the year ended December 31, 2008, BGFA credited investment advisory fees for the Master Portfolio in the amount of $49,643.

17

S&P 500 INDEX MASTER PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (Continued)

State Street Bank and Trust Company (“State Street”) serves as the custodian and sub-administrator of the Master Portfolio. State Street will not be entitled to receive fees for its custodial services, so long as it is entitled to receive a separate fee from Barclays Global Investors, N.A. (“BGI”) for its services as sub-administrator of the Master Portfolio.

SEI Investments Distribution Company (“SEI”) is the sponsor and placement agent for the Master Portfolio. SEI does not receive any fee from the Master Portfolio for acting as placement agent.

Pursuant to an exemptive order issued by the U.S. Securities and Exchange Commission (“SEC”), BGI serves as securities lending agent for MIP. BGI is an affiliate of BGFA, the Master Portfolio’s investment adviser. As securities lending agent, BGI receives, as fees, a share of the income earned on investment of the cash collateral received for the loan of securities. For the year ended December 31, 2008, BGI earned $1,440,308 in securities lending agent fees for its services to the Master Portfolio.

MIP has entered into an administration services arrangement with BGI, which has agreed to provide general administration services, such as managing and coordinating third-party service relationships (e.g., the Master Portfolio’s custodian, financial printer, legal counsel and independent registered public accounting firm), to the Master Portfolio. BGI is not entitled to compensation for providing administration services to the Master Portfolio, for so long as BGI is entitled to compensation for providing administration services to corresponding feeder funds that invest substantially all of their assets in the Master Portfolio, or BGI (or an affiliate) receives investment advisory fees from the Master Portfolio. BGI may delegate certain of its administration duties to sub-administrators.

Cross trades for the year ended December 31, 2008, if any, were executed by the Master Portfolio pursuant to Rule 17a-7 under the 1940 Act. Cross trading is the buying or selling of portfolio securities between funds to which BGFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.

The Master Portfolio may invest in the Institutional Shares of certain money market funds managed by BGFA, the Master Portfolio’s investment adviser, including the Government Money Market Fund (“GMMF”), Institutional Money Market Fund (“IMMF”), Prime Money Market Fund (“PMMF”) and Treasury Money Market Fund (“TMMF”) of Barclays Global Investors Funds. These money market funds seek to achieve their investment objectives by investing in high-quality, short-term money market instruments that, at the time of investment, have remaining maturities of 397 calendar days or less from the date of acquisition. The GMMF, IMMF, PMMF and TMMF are feeder funds in a master/feeder fund structure that invest substantially all of their assets in the Government Money Market Master Portfolio, Money Market Master Portfolio, Prime Money Market Master Portfolio and Treasury Money Market Master Portfolio (collectively, the “Money Market Master Portfolios”), respectively, which are also managed by BGFA. While the GMMF, IMMF, PMMF and TMMF do not directly charge an investment advisory fee, the Money Market Master Portfolios in which they invest do charge an investment advisory fee. Income distributions from the GMMF, IMMF, PMMF and TMMF are declared daily and paid monthly from net investment income. Income distributions earned by the Master Portfolio from temporary cash investments are recorded as interest from affiliated issuers in the accompanying Statement of Operations. Income distributions earned by the Master Portfolio from the investment of securities lending collateral, if any, are included in securities lending income in the accompanying Statement of Operations.

Certain officers and trustees of MIP are also officers of BGI and/or BGFA. As of December 31, 2008, these officers of BGI and/or BGFA collectively owned less than 1% of MIP’s outstanding beneficial interests.

18

S&P 500 INDEX MASTER PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (Continued)

3.	Investment Portfolio Transactions

Purchases and sales of investment securities (excluding short-term investments) for the Master Portfolio were $194,214,804 and $269,338,804, respectively, for the year ended December 31, 2008.

4.	Portfolio Securities Loaned

The Master Portfolio may lend its investment securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Master Portfolio collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by the Master Portfolio is required to have a value of at least 102% of the market value of the loaned securities, for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter, at a value equal to at least 100% of the current market value of the securities on loan. The risks to the Master Portfolio of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. Any securities lending cash collateral may be reinvested in certain short-term instruments either directly on behalf of the Master Portfolio or through one or more joint accounts or money market funds, including those managed by BGFA; such reinvestments are subject to market risk.

As of December 31, 2008, the Master Portfolio had loaned securities which were collateralized by cash. The cash collateral received was invested in money market funds managed by BGFA. The market value of the securities on loan as of December 31, 2008 and the value of the related collateral are disclosed in the Statement of Assets and Liabilities. Securities lending income, as disclosed in the Master Portfolio’s Statement of Operations, represents the income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to BGI as securities lending agent.

5.	Recently Issued Accounting Pronouncement

In March 2008, the FASB issued Financial Accounting Standards Statement No. 161, “Disclosures about Derivative Instruments and Hedging Activities — an amendment of FASB Statement No. 133” (“FAS 161”). FAS 161 requires enhanced disclosures for derivative instruments and hedging activities and is effective for fiscal years and interim periods beginning after November 15, 2008. MIP is currently evaluating the impact the adoption of FAS 161 will have on the Master Portfolio’s financial statement disclosures.

6.	Financial Highlights

Financial highlights for the Master Portfolio were as follows:

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2008	2007	2006	2005	2004

Ratio of expenses to average net assets	0.05%	0.05%	0.05%	0.05%	0.05%
Ratio of expenses to average net assets prior to expense reductions	0.05%	0.05%	0.05%	n/a	n/a
Ratio of net investment income to average net assets	2.32%	1.98%	1.93%	1.84%	1.91%
Portfolio turnover rate(a)	8%	7%	14%	10%	14%
Total return	(36.86)%	5.54%	15.75%	4.87%	10.82%

(a)	Portfolio turnover rates include in-kind transactions, if any.

19

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Interestholders and Board of Trustees of
Master Investment Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the S&P 500 Index Master Portfolio, a portfolio of Master Investment Portfolio (the “Master Portfolio”), at December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Master Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California
February 20, 2009

20

S&P 500 INDEX MASTER PORTFOLIO

Trustee and Officer Information
(Unaudited)

The Board of Trustees has responsibility for the overall management and operations of the Master Portfolio. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. Each Officer serves until he or she resigns, is removed, dies, retires or becomes disqualified.

Master Investment Portfolio (“MIP”), Barclays Global Investors Funds (“BGIF”), iShares Trust and iShares, Inc. are considered to be members of the same fund complex, as defined in Form N-1A under the 1940 Act. Lee T. Kranefuss, an interested Trustee of MIP, also serves as a Trustee for BGIF and iShares Trust and as a Director of iShares, Inc., and oversees 203 portfolios within the fund complex. Each other Trustee of MIP also serves as a Trustee of BGIF and oversees 26 portfolios within the fund complex. The address for each Trustee and Officer is c/o Barclays Global Investors, N.A., 400 Howard Street, San Francisco, California 94105.

MIP’s Independent Trustees have designated Leo Soong as its Lead Independent Trustee. Additional information about the Master Portfolio’s Trustees and Officers may be found in Part B of the Master Portfolio’s Registration Statement, which is available without charge, upon request, by calling toll-free 1-877-244-1544.

Interested Trustees and Officers

	Position(s), Length	Principal Occupation(s) During Past
Name, Age	of Service	Five Years	Other Directorships Held

*Lee T. Kranefuss, 47	Trustee (since 2001) and Chairperson of the Board (since 2007).	Global Chief Executive Officer (since 2008) of iShares/Intermediary Groups of BGI; Chief Executive Officer (2005-2008) of iShares Intermediary Index and Market Group of BGI; Chief Executive Officer (2003-2005) of the Intermediary Investor and Exchange Traded Products Business of BGI; Director (since 2005) of Barclays Global Fund Advisors; Director, President and Chief Executive Officer (since 2005) of Barclays Global Investors International, Inc.; Director and Chairman (since 2005) of Barclays Global Investors Services.	Trustee (since 2001) of BGIF; Trustee (since 2003) of iShares Trust; Director (since 2003) of iShares, Inc.

*H. Michael Williams, 48	Trustee and President (since 2007).	Vice Chairman (since 2008) of Capital Markets, BGI; Head (2006-2008) of Global Index and Markets Group of BGI; Global Head (2002-2006) of Securities Lending of BGI.	Trustee (since 2007) of BGIF; Trustee (since 2007), University of California Berkeley Foundation.

*	Each of Mr. Kranefuss and Mr. Williams is deemed to be an Interested Trustee due to his affiliations with BGFA, the investment adviser of the Master Portfolios and BGI, the parent company of BGFA and the administrator of the Master Portfolios “Interested Trustee” has the same meaning as “interested person” (as defined in the 1940 Act).

21

S&P 500 INDEX MASTER PORTFOLIO

Trustee and Officer Information (Continued)
(Unaudited)

Independent Trustees

	Position(s), Length	Principal Occupation(s) During Past
Name, Age	of Service	Five Years	Other Directorships Held

Mary G. F. Bitterman, 64	Trustee (since 2001) and Chairperson of the Nominating and Governance Committee (since 2006).	President (since 2004) and Director (since 2002) of the Bernard Osher Foundation; Director (2003-2004) of Osher Lifelong Learning Institutes.	Trustee (since 2001) of BGIF; Director (since 1984) and Lead Independent Director (since 2000) of the Bank of Hawaii; Director (since 2002) and Immediate Past Chairman (since 2005) of the Board of PBS (Public Broadcasting Service).

A. John Gambs, 63	Trustee and Chairperson of the Audit Committee (since 2006).	Retired.	Trustee (since 2006) of BGIF.

Hayne E. Leland, 67	Trustee (since 2007).	Professor of Finance (since 1974) at University of California, Berkeley: Haas School of Business.	Trustee (since 2007) of BGIF.

Jeffrey M. Lyons, 53	Trustee (since 2007).	Retired (since 2006); President (2004-2006) of Active Trader Business and President (2001-2004) of Asset Management Division of Charles Schwab & Co.	Trustee (since 2007) of BGIF.

Wendy Paskin-Jordan, 52	Trustee (since 2006).	Managing Partner (since 1999) of Paskin & Kahr Capital Management; Registered Representative (since 2005) of ThinkEquity Partners (broker-dealer); Advisory Board Member (2006-2008) of Healthy Handfuls (natural food company); Registered Representative (1999-2005) of ePlanning Securities, Inc. (broker-dealer).	Trustee (since 2006) of BGIF; Director (since 2001) of the California State Automobile Association; Director (2001-2008) of Maier Siebel Baber; Director (since 2008) of RPF Fund II, RPF Fund IV and RPF Fund V.

Leo Soong, 62	Trustee (since 2000) and Lead Independent Trustee (since 2006).	Senior Advisor (since 1997) and Managing Director (1989-2008) of CG Roxane LLC (water company); Senior Advisor (since 1997) of Crystal Geyser Water Co. (water company); President (2002-2008) of Trinity Products LLC/IQ Organics LLC (healthy beverage companies).	Trustee (since 2000) of BGIF; Vice Chairman (since 2005) of the California Pacific Medical Center; Director (since 1990) of the California State Automobile Association; Director (since 2002) of the American Automobile Association.

22

S&P 500 INDEX MASTER PORTFOLIO

Trustee and Officer Information (Continued)
(Unaudited)

Officers

	Position(s), Length	Principal Occupation(s) During Past
Name, Age	of Service	Five Years	Other Directorships Held

Geoffrey D. Flynn, 52	Executive Vice President and Chief Operating Officer (since 2008).	Chief Operating Officer (since 2008) of U.S. iShares, BGI; Director (2007-2008) of Mutual Fund Operations, BGI; President (2003-2007) of Van Kampen Investors Services; Managing Director (2002-2007) of Morgan Stanley; President (2002-2007) of Morgan Stanley Trust, FSB.	None.

Jack Gee, 49	Treasurer and Chief Financial Officer (since 2008).	Director (since 2004) of Fund Administration of Intermediary Investor Business of BGI; Treasurer and Chief Financial Officer (2004) of Parnassus Investments.	None.

Eilleen M. Clavere, 56	Secretary (since 2007).	Director (since 2006) of Legal Administration of Intermediary Investor Business of BGI; Legal Counsel and Vice President (2005-2006) of Atlas Funds, Atlas Advisers, Inc. and Atlas Securities, Inc.; Counsel (2001-2005) of Kirkpatrick & Lockhart LLP.	None.

Ira P. Shapiro, 45	Vice President and Chief Legal Officer (since 2007).	Associate General Counsel (since 2004) of BGI; First Vice President (1993-2004) of Merrill Lynch Investment Managers.	None.

David Lonergan, 38	Vice President (since 2007).	Head (since 2002) of U.S. Cash Management of BGI.	None.

Alan Mason, 48	Vice President (since 2007).	Global Head (since 2008) of Portfolio Management, Client Solutions. Head (2006-2008) of Allocations and Solutions of BGI; Investment Strategist (2000-2006) of BGI.	None.

23

TRANSAMERICA FUNDS
P.O. Box 9012, Clearwater, FL 33758-9012
Customer Service: 1-888-233-4339
2874 (2/09)

Item 1: Report(s) to Shareholders. The Annual Report is attached.
Item 2: Code of Ethics.
(a)	Registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer, and any other officers who serve a similar function.

(b)	Registrant’s code of ethics is reasonably designed as described in this Form N-CSR.

(c)	During the period covered by the report, no amendments were made to the provisions of this code of ethics.

(d)	During the period covered by the report, Registrant did not grant any waivers, including implicit waivers, from the provisions of this code of ethics.

(e)	Not Applicable

(f)	Registrant has filed this code of ethics as an exhibit pursuant to Item 12(a)(1) of Form N-CSR.
Item 3: Audit Committee Financial Experts.
Registrant’s Board of Trustees has determined that Sandra N. Bane, John W. Waechter and Eugene M. Mannella are “audit committee financial experts,” as such term is defined in Item 3 of Form N-CSR. Ms. Bane, Mr. Waechter and Mr. Mannella are “independent” under the standards set forth in Item 3 of Form N-CSR. The designation of Ms. Bane, Mr. Waechter and Mr. Mannella as “audit committee financial experts” pursuant to Item 3 of Form N-CSR does not (i) impose upon them any duties, obligations, or liabilities that are greater than the duties, obligations and liabilities imposed upon them as a member of the Registrant’s audit committee or Board of Trustees in the absence of such designation; or (ii) affect the duties, obligations or liabilities of any other member of the Registrant’s audit committee or Board of Trustees.
Item 4: Principal Accountant Fees and Services.

			Fiscal Year Ended 12/31
			2008	2007

(a	)	Audit Fees	$78,830	$78,830
(b	)	Audit-related Fees (1)	$0	$0
(c	)	Tax Fees (2)	$237,500	$265,000
(d	)	All Other Fees	N/A	N/A
(e	)(1)	Pre-approval policy (3) (see below)
(e	)(2)	% of above that were pre-approved	100%	100%
(f	)	If greater than 50%, disclose hours	N/A	N/A
(g	)	Non-audit fees rendered to Adviser (or affiliate that provided services to Registrant)	$52,000	$671,630
(h	)
Disclose whether the Audit Committee has considered whether the provisions of non-audit services rendered to the Adviser that were NOT pre-approved is compatible with maintaining the auditor’s independence.
			Yes	Yes

(1)	Audit-Related Fees represent assurance and related services provided that are reasonably related to the performance of the audit of the financial statements of the Registrant, specifically data verification and agreed-upon procedures related to asset securitizations and agreed-upon procedures engagements.

(2)	Tax Fees represent tax compliance, tax planning and tax advice services provided in connection with the preparation and review of the Registrant’s tax returns.

(3)	The Audit Committee may delegate any portion of its authority, including the authority to grant pre-approvals of audit and permitted non-audit services, to one or more members or a subcommittee. Any decision of the subcommittee to grant pre-approvals shall be presented to the full Audit Committee at its next regularly scheduled meeting.
Item 5: Audit Committee of Listed Registrants.
The following individuals comprise the standing Audit Committee: Sandra N. Bane, Leo J. Hill, Neal M. Jewell, Russell A. Kimball, Jr., Eugene M. Mannella, Norman R. Nielsen, Joyce G. Norden, Patricia L. Sawyer and John W. Waechter.
Item 6: Schedule of Investments.
The schedules of investments are included in the annual report to shareholders filed under Item 1 of this Form N-CSR.
Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not applicable.
Item 8: Portfolio Managers of Closed-End Management Investment Companies. Not applicable.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not applicable.
Item 10: Submission of Matters to a Vote of Security Holders
The Registrant’s Nominating Committee’s provisions with respect to nominations of Trustees to its Board are as follows:
A candidate for nomination as Trustee submitted by a shareholder will not be deemed to be properly submitted to the Committee for the Committee’s consideration unless the following requirements have been met and procedures followed:
1.	Each eligible shareholder or shareholder group may submit no more than one nominee each calendar year.

2.	The nominee must satisfy all qualifications provided herein and in the Funds’ organizational documents, including qualification as a possible Independent Trustee if the nominee is to serve in that capacity.

•	The nominee may not be the nominating shareholder, a member of the nominating shareholder group or a member of the immediate family of the nominating shareholder or any member of the nominating shareholder group.[1]

•	Neither the nominee nor any member of the nominee’s immediate family may be currently employed or employed within the year prior to the nomination by any nominating shareholder entity or entity in a nominating shareholder group.

•	Neither the nominee nor any immediate family member of the nominee is permitted to have accepted directly or indirectly, during the year of the election for which the nominee’s name was submitted, during the immediately preceding calendar year, or during the year when the nominee’s name was submitted, any consulting, advisory, or other compensatory fee from the nominating shareholder or any member of a nominating shareholder group.

•	The nominee may not be an executive officer, director or person fulfilling similar functions of the nominating shareholder or any member of the nominating shareholder group, or of an affiliate of the nominating shareholder or any such member of the nominating shareholder group.

•	The nominee may not control the nominating shareholder or any member of the nominating shareholder group (or, in the case of a holder or member that is a fund, an interested person of such holder or member as defined by Section 2(a)(19) of the 1940 Act).

•	A shareholder or shareholder group may not submit for consideration a nominee which has previously been considered by the Committee.
3.	In order for the Committee to consider shareholder submissions, the following requirements must be satisfied regarding the shareholder or shareholder group submitting the proposed nominee:
•	Any shareholder or shareholder group submitting a proposed nominee must beneficially own, either individually or in the aggregate, more than 5% of a Fund’s (or a series thereof) securities that are eligible to vote both at the time of submission of the nominee and at the time of the Board member election. Each of the securities used for purposes of calculating this ownership must have been held continuously for at least two years as of the date of the nomination. In addition, such securities must continue to be held through the date of the meeting.

The nominating shareholder or shareholder group must also bear the economic risk of the investment.

•	The nominating shareholder or shareholder group must also submit a certification which provides the number of shares which the person or group has (a) sole power to vote or direct the vote; (b) shared power to vote or direct the vote; (c) sole power to dispose or direct the disposition of such shares; and (d) shared power to dispose or direct the disposition of such shares. In addition the certification shall provide that the shares have been held continuously for at least two years.
4.	Shareholders or shareholder groups submitting proposed nominees must substantiate compliance with the above requirements at the time of submitting their proposed nominee as part of their written submission to the attention of the Funds’ Secretary, who will provide all submissions to the Committee. This submission to the Funds must include:

[1]	Terms such as “immediate family member” and “control” shall be interpreted in accordance with the federal securities laws.

•	the shareholder’s contact information;

•	the nominee’s contact information and the number of applicable Fund shares owned by the proposed nominee;

•	all information regarding the nominee that would be required to be disclosed in solicitations of proxies for elections of directors required by Regulation 14A under the Securities Exchange Act of 1934;

and

•	a notarized letter executed by the nominee, stating his or her intention to serve as a nominee and be named in a Fund’s proxy statement, if so designated by the Committee and the Funds’ Board.
5.	The Committee will consider all submissions meeting the applicable requirements stated herein that are received by December 31 of the most recently completed calendar year.
Item 11: Controls and Procedures.
(a)	The Registrant’s principal executive officer and principal financial officer evaluated the Registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are appropriately designed to ensure that information required to be disclosed by Registrant in the reports that it files on Form N-CSR (a) is accumulated and communicated to Registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

(b)	The Registrant’s principal executive officer and principal financial officer are aware of no change in the Registrant’s internal control over financial reporting that occurred during the Registrant’s most recent fiscal quarter that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.
Item 12: Exhibits.
(a)	(1) Registrant’s code of ethics (that is the subject of the disclosure required by Item 2(a)) is attached.

(2) Separate certifications for Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(a) under the 1940 Act, are attached.

(3) Not applicable.

(b)	A certification for Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) under the 1940 Act, is attached. The certification furnished pursuant to this paragraph is not deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to liability of that section. Such certification is not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates it by reference.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Transamerica Partners Funds Group (Registrant)
By:	/s/ John K. Carter
John K. Carter
Chief Executive Officer Date: March 9, 2009

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ John K. Carter
John K. Carter
Chief Executive Officer Date: March 9, 2009

By:	/s/ Joseph P. Carusone
Joseph P. Carusone
Principal Financial Officer Date: March 9, 2009

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

12(a)(1)	Code of Ethics for Principal Executive and Senior Financial Officers
12(a)(2)(i)	Section 302 N-CSR Certification of Principal Executive Officer
12(a)(2)(ii)	Section 302 N-CSR Certification of Principal Financial Officer
12(b)	Section 906 N-CSR Certification of Principal Executive Officer and Principal Financial Officer